UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08194

FINANCIAL INVESTORS TRUST

(Exact name of registrant as specified in charter)

1290 Broadway, Suite 1000, Denver, Colorado 80203

(Address of principal executive offices) (Zip code)

Cara Owen, Esq., Secretary

Financial Investors Trust

1290 Broadway, Suite 1000

Denver, Colorado 80203

(Name and address of agent for service)

Registrant’s telephone number, including area code: 303-623-2577

Date of fiscal year end: April 30

Date of reporting period: April 30, 2021

Item 1. Reports to Stockholders.

(a)

ANNUAL REPORT

SHAREHOLDER LETTER	1
PERFORMANCE UPDATE	5
DISCLOSURE OF FUND EXPENSES	7
PORTFOLIO OF INVESTMENTS	8
STATEMENT OF ASSETS AND LIABILITIES	19
STATEMENT OF OPERATIONS	20
STATEMENTS OF CHANGES IN NET ASSETS	21
FINANCIAL HIGHLIGHTS	22
NOTES TO FINANCIAL STATEMENTS	24
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	31
ADDITIONAL INFORMATION	32
DISCLOSURE REGARDING APPROVAL OF FUND ADVISORY AGREEMENTS	33
LIQUIDITY RISK MANAGEMENT PROGRAM	35
TRUSTEES AND OFFICERS	36
PRIVACY POLICY	41

As permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website at www.dgifund.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may, notwithstanding the availability of shareholder reports online, elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1.855.DGI. FUND (1-855-344-3863) to let the Fund know you wish to continue receiving paper copies of your shareholder reports.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at www.dgifund.com.

Disciplined Growth Investors’ goal is to communicate clearly and transparently with our clients and mutual fund shareholders. It is mutually beneficial when our shareholders understand how we invest, what we are currently thinking and forecasting, and the specific investment decisions we have made. Our views and opinions regarding the investment prospects of our portfolio holdings and the Fund are “forward looking statements” which may or may not be accurate over the long term. While we believe we have a reasonable basis for these forecasts and have confidence in our investment team’s views, actual results may differ materially from those we anticipate. Information provided in this report should not be considered a recommendation to purchase or sell any particular security.

You can identify forward looking statements as those including words such as “believe”, “expect”, “anticipate”, “forecast”, and similar statement. We cannot assure future performance. These forward-looking statements are made only as-of the date of this report. Following the publication of this report, we will not update any of the forward-looking statements included here.

This material must be preceded or accompanied by a prospectus. Please read the prospectus carefully before investing.

APRIL 30, 2021	DGINV.COM

The Disciplined Growth Investors Fund	Shareholder Letter

April 30, 2021 (Unaudited)

Fund Performance and Asset Mix:

For The DGI Fund’s fiscal year (5/1/20-4/30/21), The DGI Fund returned 47.00%. Stocks in the Fund increased by 67.51% and bonds increased 6.89%. As of 4/30/21, the Fund’s asset mix was 70.8% stocks and 29.2% bonds and cash.

In the last year, The DGI Fund outperformed the S&P 500 index (the Fund’s benchmark), which increased 45.98%. During this time, the DGI Fund held 52 stocks that increased in value and 3 stocks that declined in value. The ten largest equity holdings in The DGI Fund combined to add 20.19% to the Fund’s total performance.

The Fund’s bond portfolio outperformed the Barclays Government & Corporate Credit index, which declined by 0.46%.1

The story of this fiscal year for The DGI Fund’s investments was reaction and response to the COVID-19 pandemic. Some of The DGI Fund holdings were near the economic epicenter of the crisis. As we undertook a rigorous reevaluation of every stock in the Fund, it was clear that companies like JetBlue Airways, Royal Caribbean Cruises, Nordstom, and TJX Companies (owners of TJ Maxx, Marshall’s, and HomeGoods) had a difficult path ahead. While prudence called for trimming the allocation toward some of these types of stocks, conversations with the management teams left us mostly impressed with how each company was responding to their unique circumstances. For example, Royal Caribbean Cruises was able to renegotiate with its lenders and investors to give the company financial flexibility to survive an extended no-sail environment. As the time passed and the pandemic’s future gained some clarity, Royal Caribbean was even able to increase bookings and prices for future cruises as their raving fan base of cruise customers responded to the company’s efforts to return to sailing. To be sure, these companies faced short-term setbacks and, in some cases, substantial losses on their income statements. However, we believe what allowed them to stand out was their astute, future-oriented decisions at a time when many competitors did not seem to think beyond simply staying in business.

In our company-by-company review, some companies were also potential clear winners during this period as a result of consumers and businesses rapidly and drastically shifting to online purchasing and interaction, as in-person gatherings were largely not an option. Many of the stocks in this category had significant price increases during the year. Sleep Number, Ubiquiti, Garmin, Dolby, Manhattan Associates, Align Technology, and Alarm.com are some of the stocks that benefitted greatly from the pandemic and other disruptions of 2020. In many cases, these stocks increased in valuation so dramatically that they warranted trims or complete sales.

Yet another group of stocks in the Fund surprised us upon our review; namely, the stocks of natural gas producers. As demand for oil dropped with stay-at-home orders put in place, domestic oil production was curtailed. When domestic oil producers lift oil, they also lift natural gas as a by-product. As oil is their primary product, these producers do not seek premium prices for their natural gas, rather they sell at discount rates while increasing the natural gas supply. As this slowed, those companies that primarily produce natural gas had their outlooks improve. Meanwhile, energy consumption for residential purposes and demand for exported natural gas increased. Southwestern Energy and Core Laboratories saw their stock prices appreciate during the year.

We point out these examples as illustrations of the impact of each company’s ability to assess the situation and respond in a time of crisis. Our job is, in turn, to evaluate each company’s plan, execution, and outlook as they impact the stock’s future potential. In a year with high volatility and dramatic differences in stock performance by economic sector, we responded by reconfiguring the

Annual Report | April 30, 2021	1

The Disciplined Growth Investors Fund	Shareholder Letter

April 30, 2021 (Unaudited)

Fund’s holdings more than in a typical year.2 In October of 2020, we sold stocks we believed had a decreased outlook for expected returns and allocated the proceeds toward stocks we believe, at the time of the investment decisions, have more robust long-term growth potential.

This restructuring of the Fund portfolio resulted in the largest capital gains distribution the Fund has generated in its nine-year history. For those of you with taxable accounts, we know there may have been an element of sticker shock on your 1099 forms early this year. However, we believe the underlying reason for these capital gains is a good one – long-held positions that increased in value over time primarily because of solid business execution and fundamental performance. Trees do not grow to the sky though, and with the increased clustering of high valuations into pockets of the stock market, it did lead to gains being more concentrated than we would normally expect.

The result of this increased turnover in the Fund is that it is now allocated more heavily toward what we believe are “sweet spot” companies – growing business in which we were able to invest at reasonable stock prices.

In the last year, we have repositioned the portfolio, allocating away from companies with lower expected returns in our valuation model and toward those with higher expected returns. To us, this is a necessary and ongoing process to preserve the forward return potential of the Fund and occasionally extreme circumstances may allow us to make these allocation changes more rapidly. Our process is not only the same, but we believe it is thriving in this environment and that the portfolio is positioned well for the future.

You can find additional performance information and a full list of the Fund’s holdings in this Annual report and at www.dgifund.com.

Portfolio Activity

New Stocks & Additions to Existing Holdings:

Since we last wrote to you last (10/31/20), the investment team added one new stock, InterDigital Inc., to The DGI Fund.

InterDigital, Inc. (IDCC) designs and sells wireless and video intellectual property. They utilize a standards-based approach to efficiently access and license their technological blueprints to most manufacturers worldwide in cellular, while also selling into consumer electronics and several other niche categories. We believe they can grow their licensing business and add new licensing sales in the “Internet-of-Things” as that market expands over time. Given the lack of market recognition for these future opportunities, we took an initial position.

In the last six months, we also added to the existing allocations of 12 stocks: Akamai Technology, Alarm.com, Arista Networks, Dolby Laboratories, Garmin, Gentex, Paychex, Stitch Fix, Strategic Education, Under Armour, and Viasat.

Complete Sales and Trims to Existing Positions:

We sold the remaining position in Edwards Lifesciences, RealPage, TCF Financial, TripAdvisor, Ubiquiti Networks, and Varian Medical Systems.

Edwards Lifesciences (EW) develops revolutionary heart valves and monitoring systems for use in cardiac surgery. The company has successfully captured a large share of the market versus its competitors; however, we believe the company is fully valued with limited upside from the current

2	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Shareholder Letter

April 30, 2021 (Unaudited)

stock price. We sold the remaining position to fund other stock purchases with what we believe to be much higher expected returns.

RealPage, Inc (RP), a maker of property management software, announced late in 2020 that it would be acquired by Thoma Bravo. We sold the position to fund other opportunities.

TCF Financial Corporation (TCF) is a regional banking institution focused on consumer and commercial lending. When we initiated a position in TCF in 2012 in the aftermath of the 2008 financial crisis, the company boasted a clean loan book and a clear strategy for growing its business while navigating the new bank regulatory paradigm. Over the last two years, TCF has been involved in two mergers, which introduced new risks and complicated the ability of the stock and company to perform in line with our original investment thesis. The investment team believed there were better opportunities for the portfolio, so we exited the position.

TripAdvisor, Inc. (TRIP) is an online travel company which owns and operates a portfolio of online travel brands. When we took an initial position in TripAdvisor five years ago, the company was in the early stages of transitioning its business model which we believed would enable it to leverage its hundreds of millions of proprietary user-generated reviews and eventually set the company up for reaccelerating revenue growth. Unfortunately, as sometimes happens with our investments, that investment thesis did not materialize as we would have liked. We completely sold the stock due to increased competition from Google and other online travel agencies and the resulting erosion of TRIP’s market share.

Ubiquiti Inc. (UI) designs and sells networking equipment and software products that are well-known in the industry for being low-cost and highly capable, uniquely relying on a passionate group of users as their sales and technical support channel. The company has limited its communication with investors because the founder holds a dominant and growing position in the company, which in turn would limit our ability to evaluate the company over time. The stock price has also appreciated nicely over the last several years, thereby decreasing the expected return in our forecast model. Given these factors, we sold the entire position during the quarter to fund other opportunities.

Varian Medical Systems, Inc. (VAR), a medical device and software maker, announced in August of 2020 that it would be acquired by Siemens Healthineers. Prior to the final closure of that deal, we sold the remaining position and used the proceeds towards other investment opportunities.

In this time we also reduced the Fund’s allocation towards 11 stocks: Align Technologies, Intuit, Intuitive Surgical, Jetblue Airways, Manhattan Associates, Middleby Corp, Open Text, Power Integrations, Proto Labs, Sleep Number, and TJX Companies.

Purchase and Sale:

Two stocks - Stamps.com and Stich Fix – experienced such unusual volatility in the last six months that we both added to and trimmed the positions in as a result.

Sincerely,

Frederick K. Martin, CFA -- Portfolio Manager

Annual Report | April 30, 2021	3

The Disciplined Growth Investors Fund	Shareholder Letter

April 30, 2021 (Unaudited)

*	Asset class-specific performance is before fees. The Fund’s single fee – the management fee – is paid from the Fund’s holding of cash. Total Fund net-of-fees performance is presented in this letter, later in this annual report, and is updated monthly on the Fund’s website, www.dgifund.com.

[1]	The Barclay’s Government & Corporate Credit index is not a benchmark for the Fund. It is referenced here simply to compare the Fixed Income holdings’ performance within the Fund against a broad bond market index.

[2]	The Fund’s reported turnover did not change materially from past years. Turnover is typically calculated as dollar turnover which is impacted by investor-based inflows to the Fund and outflows from the Fund. The activity we reference here are the investment decisions within the Fund.

The Barclay’s Government & Corporate Credit index includes both corporate (publicly-issued, fixed-rate, nonconvertible, investment grade, dollar-denominated, SEC-registered, corporate dept.) and government (Treasury Bond index, Agency Bond index, 1-3 Year Government index, and the 20+-Year treasury) indexes, including bonds with maturities up to ten years.

The S&P 500® Total Return Index is an unmanaged index of 500 common stocks chosen for market size, liquidity and industry group representation. It is a market-value weighted index. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly in the Index.

Asset class-specific performance is before fees. The Fund’s single fee – the management fee – is paid from the Fund’s holding of cash. Total Fund net-of-fees performance is presented in this letter, later in this annual report, and is updated monthly on the Fund’s website, www.dgifund.com.

The views of Disciplined Growth Investors, Inc. and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writers’ current views.

The views expressed are those of the Fund’s adviser only, and represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the portfolios or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither Disciplined Growth Investors, Inc. nor the Fund accepts any liability for losses either direct or consequential caused by the use of this information.

The Fund is distributed by ALPS Distributors, Inc.

The Fund is subject to investment risks, including possible loss of the principal amount invested and therefore is not suitable for all investors. The Fund may not achieve its objectives.

Diversification does not eliminate the risk of experiencing investment losses.

Fred Martin is a registered representative of ALPS Distributors, Inc. CFA Institute Marks are trademarks owned by the CFA Institute.

4	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Performance Update

April 30, 2021 (Unaudited)

Annualized Total Return Performance (for the period ended April 30, 2021)

					Since
	6 month	1 Year	3 Year	5 Year	Inception*
The Disciplined Growth Investors Fund	27.44%	47.00%	17.11%	15.17%	13.58%
S&P 500® Total Return Index(1)	28.86%	45.98%	18.67%	17.42%	16.27%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please call 1.855.DGI.FUND.

The table does not reflect the deductions of taxes a shareholder would pay on Fund distributions or redemptions of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested.

Returns for periods less than 1 year are cumulative.

*	Fund Inception date of August 12, 2011.

(1)	The S&P 500® Total Return Index is an unmanaged index of 500 common stocks chosen for market size, liquidity and industry group representation. It is a market-value weighted index. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly in the Index.

Annual Report | April 30, 2021	5

The Disciplined Growth Investors Fund	Performance Update

April 30, 2021 (Unaudited)

Growth of $10,000 Investment in the Fund (for the period ended April 30, 2021)

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

Industry Sector Allocation
(as a % of Net Assets)*

Technology	32.74%
Consumer Discretionary	14.83%
Industrials	11.06%
Health Care	5.62%
Energy	2.93%
Communications	2.22%
Financials	0.81%
Consumer, Cyclical	0.53%
Corporate Bonds	17.93%
Foreign Corporate Bonds	0.87%
Foreign Government Bonds	0.22%
Government & Agency Obligations	9.29%
Other Assets in Excess of Liabilities	0.95%

Top Ten Holdings
(as a % of Net Assets)*

U.S. Treasury Note	5.79%
Akamai Technologies, Inc.	3.14%
Gentex Corp.	3.04%
Align Technology, Inc.	2.96%
Garmin, Ltd.	2.90%
Dolby Laboratories, Inc.	2.75%
Autodesk, Inc.	2.59%
Cognex Corp.	2.54%
Sleep Number Corp.	2.34%
Super Micro Computer, Inc.	2.25%
Top Ten Holdings	30.30%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

6	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Disclosure of Fund Expenses

April 30, 2021 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund operating expenses. This example is intended to help you understand your ongoing costs (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of November 1, 2020 through April 30, 2021.

Actual Expenses The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 11/1/2020	Ending Account Value 4/30/2021	Expense Ratio(a)	Expenses Paid During period 11/1/2020 - 4/30/2021(b)
Actual	$1,000.00	$1,274.40	0.78%	$ 4.40
Hypothetical (5% return before expenses)	$1,000.00	$1,020.93	0.78%	$ 3.91

(a)	The Fund’s expense ratios have been annualized based on the Fund’s most recent fiscal half-year expenses.

(b)	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181)/365 (to reflect the half-year period).

Annual Report | April 30, 2021	7

The Disciplined Growth Investors Fund	Portfolio of Investments

April 30, 2021

	Shares	Value (Note 2)
COMMON STOCKS (70.74%)
COMMUNICATIONS (2.22%)
Media (2.22%)
Stamps.com, Inc. (a)	37,274	$7,654,961

TOTAL COMMUNICATIONS		7,654,961

CONSUMER DISCRETIONARY (14.83%)
Consumer Discretionary Products (6.32%)
Gentex Corp.	298,676	10,507,422
Gentherm, Inc. (a)	35,826	2,550,811
LGI Homes, Inc. (a)	17,005	2,819,089
Under Armour, Inc., Class A(a)	244,444	5,942,434
		21,819,756

Consumer Discretionary Services (2.23%)
Royal Caribbean Cruises, Ltd. (a)	58,077	5,049,795
Strategic Education, Inc.	35,214	2,643,163
		7,692,958

Retail & Whsle - Discretionary (6.28%)
Nordstrom, Inc. (a)	71,346	2,616,971
Sleep Number Corp. (a)	72,325	8,092,444
Stitch Fix, Inc., Class A(a)	100,309	4,345,386
TJX Cos., Inc.	93,742	6,655,682
		21,710,483

TOTAL CONSUMER DISCRETIONARY		51,223,197

CONSUMER, CYCLICAL (0.53%)
Retail (0.53%)
MSC Industrial Direct Co., Inc., Class A	20,443	1,843,141

TOTAL CONSUMER, CYCLICAL		1,843,141

8	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Portfolio of Investments

April 30, 2021

	Shares	Value (Note 2)
ENERGY (2.93%)
Oil & Gas (2.93%)
Cabot Oil & Gas Corp.	322,602	$5,377,775
Core Laboratories NV	28,475	802,426
Southwestern Energy Co. (a)	924,720	3,948,554
		10,128,755

TOTAL ENERGY		10,128,755

FINANCIALS (0.81%)
Banking (0.25%)
Cullen/Frost Bankers, Inc.	7,215	866,233

Specialty Finance (0.56%)
Deluxe Corp.	44,206	1,945,948

TOTAL FINANCIALS		2,812,181

HEALTH CARE (5.62%)
Health Care (5.62%)
Align Technology, Inc. (a)	17,156	10,216,913
Intuitive Surgical, Inc. (a)	7,037	6,087,005
Myriad Genetics, Inc. (a)	102,968	3,111,693
		19,415,611

TOTAL HEALTH CARE		19,415,611

INDUSTRIALS (11.06%)
Industrial Products (6.78%)
Cognex Corp.	101,947	8,779,676
Graco, Inc.	43,386	3,332,045
Middleby Corp. (a)	33,444	6,064,066
Proto Labs, Inc. (a)	20,313	2,276,275
Snap-on, Inc.	12,480	2,965,248
		23,417,310

Industrial Services (4.28%)
Alarm.com Holdings, Inc. (a)	64,433	5,783,506
JetBlue Airways Corp. (a)	180,992	3,684,997
Landstar System, Inc.	30,964	5,334,478
		14,802,981

TOTAL INDUSTRIALS		38,220,291

Annual Report | April 30, 2021	9

The Disciplined Growth Investors Fund	Portfolio of Investments

April 30, 2021

	Shares	Value (Note 2)
TECHNOLOGY (32.74%)
Software & Tech Services (11.96%)
Akamai Technologies, Inc. (a)	99,689	$10,836,194
Autodesk, Inc. (a)	30,657	8,949,085
FactSet Research Systems, Inc.	4,034	1,356,312
IHS Markit, Ltd.	27,705	2,980,504
Intuit, Inc.	17,496	7,211,151
Manhattan Associates, Inc. (a)	10,806	1,483,015
Open Text Corp.	92,927	4,376,862
Paychex, Inc.	42,125	4,106,766
		41,299,889

Tech Hardware & Semiconductors (20.78%)
Arista Networks, Inc. (a)	12,584	3,966,099
Dolby Laboratories, Inc., Class A	93,629	9,500,535
Garmin, Ltd.	72,972	10,014,677
InterDigital, Inc.	37,608	2,610,747
IPG Photonics Corp. (a)	12,927	2,806,581
Microchip Technology, Inc.	31,555	4,742,401
Plantronics, Inc. (a)	114,633	4,584,174
Plexus Corp. (a)	84,029	7,767,641
Power Integrations, Inc.	91,650	7,589,536
Pure Storage, Inc., Class A(a)	228,017	4,610,504
Super Micro Computer, Inc. (a)	209,943	7,772,090
Viasat, Inc. (a)	112,319	5,817,001
		71,781,986

TOTAL TECHNOLOGY		113,081,875

TOTAL COMMON STOCKS
(Cost $139,079,741)		$244,380,012

	Principal Amount	Value (Note 2)
CORPORATE BONDS (17.93%)
COMMUNICATIONS (1.14%)
Cable & Satellite (0.28%)
Comcast Corp.
4.150% 10/15/2028	$840,000	$967,117

Entertainment Content (0.29%)
ViacomCBS, Inc.
3.700% 06/01/2028	910,000	996,019

10	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Portfolio of Investments

April 30, 2021

	Principal Amount	Value (Note 2)
COMMUNICATIONS (continued)
Wireless Telecommunications Services (0.57%)
AT&T, Inc.
4.350% 03/01/2029	$890,000	$1,010,868
4.450%04/01/2024	4,000	4,403
Verizon Communications, Inc.
4.329% 09/21/2028	840,000	969,032
		1,984,303

TOTAL COMMUNICATIONS		3,947,439

CONSUMER DISCRETIONARY (1.94%)
Airlines (0.24%)
Southwest Airlines Co.
3.000% 11/15/2026	756,000	809,805

Automobiles Manufacturing (0.23%)
General Motors Financial Co., Inc.
5.250% 03/01/2026	695,000	801,268

Consumer Services (0.29%)
Cintas Corp. No 2
3.700% 04/01/2027	900,000	1,006,704

Restaurants (0.29%)
McDonald’s Corp., Series MTN
6.300% 03/01/2038	715,000	1,005,263

Retail - Consumer Discretionary (0.89%)
Advance Auto Parts, Inc.
1.750% 10/01/2027	1,010,000	1,001,422
Amazon.com, Inc.
5.200% 12/03/2025	885,000	1,047,554
Lowe’s Cos., Inc.
3.650% 04/05/2029	925,000	1,023,169
		3,072,145

TOTAL CONSUMER DISCRETIONARY		6,695,185

CONSUMER STAPLES (0.53%)
Food & Beverage (0.29%)
Anheuser-Busch InBev Worldwide, Inc.
4.000% 04/13/2028	900,000	1,011,299

Annual Report | April 30, 2021	11

The Disciplined Growth Investors Fund	Portfolio of Investments

April 30, 2021

	Principal Amount	Value (Note 2)
CONSUMER STAPLES (continued)
Mass Merchants (0.24%)
Costco Wholesale Corp.
2.750% 05/18/2024	$760,000	$811,400

TOTAL CONSUMER STAPLES		1,822,699

CONSUMER, NON-CYCLICAL (0.58%)
Pharmaceuticals (0.58%)
AbbVie, Inc.
4.250% 11/14/2028	880,000	1,007,289
CVS Health Corp.
4.300% 03/25/2028	890,000	1,013,400
		2,020,689

TOTAL CONSUMER, NON-CYCLICAL		2,020,689

ENERGY (1.54%)
Exploration & Production (0.29%)
Burlington Resources LLC
7.400% 12/01/2031	700,000	1,006,765

Pipeline (1.25%)
Boardwalk Pipelines LP
5.950% 06/01/2026	670,000	791,619
Enbridge Energy Partners LP
4.200% 09/15/2021	4,000	4,018
5.875% 10/15/2025	643,000	762,502
Enterprise Products Operating LLC
3.125% 07/31/2029	955,000	1,011,992
MPLX LP
2.650% 08/15/2030	965,000	953,734
ONEOK, Inc.
4.550% 07/15/2028	694,000	775,192
		4,299,057

TOTAL ENERGY		5,305,822

FINANCIALS (3.64%)
Banks (0.87%)
Truist Financial Corp., Series MTN
3.875% 03/19/2029	895,000	1,000,738
US Bancorp, Series DMTN
3.000% 07/30/2029	950,000	1,009,340

12	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Portfolio of Investments

April 30, 2021

	Principal Amount	Value (Note 2)
FINANCIALS (continued)
Banks (continued)
Wells Fargo & Co., Series GMTN
4.300% 07/22/2027	$885,000	$1,004,224
		3,014,302

Consumer Finance (0.29%)
American Express Co.
3.125% 05/20/2026	925,000	1,005,834

Diversified Banks (0.79%)
Bank of America Corp., Series L
4.183% 11/25/2027	715,000	800,350
Citigroup, Inc.
4.300% 11/20/2026	860,000	969,254
JPMorgan Chase & Co.
4.125% 12/15/2026	860,000	974,329
		2,743,933

Financial Services (0.58%)
Morgan Stanley, Series GMTN
3.700% 10/23/2024	900,000	984,980
Northern Trust Corp.
3M US L + 1.131% 05/08/2032 (b)	930,000	1,003,929
		1,988,909

Life Insurance (0.23%)
Principal Financial Group, Inc.
3.100% 11/15/2026	726,000	786,006

Property & Casualty Insurance (0.29%)
American International Group, Inc.
4.250% 03/15/2029	890,000	1,005,927

Real Estate (0.59%)
Simon Property Group LP
2.450% 09/13/2029	1,010,000	1,019,025
Welltower, Inc.
4.125% 03/15/2029	905,000	1,020,004
		2,039,029

TOTAL FINANCIALS		12,583,940

Annual Report | April 30, 2021	13

The Disciplined Growth Investors Fund	Portfolio of Investments

April 30, 2021

	Principal Amount	Value (Note 2)
HEALTH CARE (0.51%)
Managed Care (0.51%)
Anthem, Inc.
3.650% 12/01/2027	$900,000	$1,000,471
UnitedHealth Group, Inc.
3.750% 07/15/2025	691,000	769,985
		1,770,456

TOTAL HEALTH CARE		1,770,456

INDUSTRIALS (2.62%)
Aerospace & Defense (0.50%)
Lockheed Martin Corp.
3.100% 01/15/2023	680,000	708,427
Raytheon Technologies Corp.
4.125% 11/16/2028	885,000	1,005,318
		1,713,745

Engineering & Construction (0.22%)
Fluor Corp.
4.250% 09/15/2028	725,000	748,417

Industrial Other (0.30%)
General Electric Co., Series MTN
5.875% 01/14/2038	790,000	1,035,148

Railroad (0.48%)
Burlington Northern Santa Fe LLC
3.000% 03/15/2023	2,000	2,088
3.400% 09/01/2024	875,000	950,445
Union Pacific Corp.
3.950% 09/10/2028	637,000	725,527
		1,678,060

Transportation & Logistics (0.54%)
FedEx Corp.
3.300% 03/15/2027	756,000	842,749
United Parcel Service, Inc.
6.200% 01/15/2038	715,000	1,029,089
		1,871,838

Waste & Environment Services & Equipment (0.58%)
Republic Services, Inc.
3.375% 11/15/2027	910,000	999,230

14	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Portfolio of Investments

April 30, 2021

	Principal Amount	Value (Note 2)
INDUSTRIALS (continued)
Waste & Environment Services & Equipment (continued)
Waste Management, Inc.
3.150% 11/15/2027	$915,000	$996,399
		1,995,629

TOTAL INDUSTRIALS		9,042,837

MATERIALS (0.29%)
Chemicals (0.29%)
DuPont de Nemours, Inc.
4.725% 11/15/2028	860,000	1,008,857

TOTAL MATERIALS		1,008,857

TECHNOLOGY (0.23%)
Semiconductors (0.23%)
Analog Devices, Inc.
3.900% 12/15/2025	711,000	792,201

TOTAL TECHNOLOGY		792,201

UTILITIES (4.91%)
Utilities (4.91%)
Ameren Corp.
1.750% 03/15/2028	1,020,000	999,890
American Electric Power Co., Inc.
3.200% 11/13/2027	931,000	1,007,123
Black Hills Corp.
3.150% 01/15/2027	700,000	750,111
CenterPoint Energy, Inc.
4.250% 11/01/2028	895,000	1,012,809
CMS Energy Corp.
3.450% 08/15/2027	910,000	1,005,301
DTE Energy Co.
3.800% 03/15/2027	905,000	1,000,774
Duke Energy Corp.
3.400% 06/15/2029	940,000	1,014,609
Eastern Energy Gas Holdings LLC, Series B
3.000% 11/15/2029	915,000	960,513
Edison International
2.400% 09/15/2022	745,000	760,115
Interstate Power and Light Co.
3.400% 08/15/2025	723,000	783,337

Annual Report | April 30, 2021	15

The Disciplined Growth Investors Fund	Portfolio of Investments

April 30, 2021

	Principal Amount	Value (Note 2)
UTILITIES (continued)
Utilities (continued)
ITC Holdings Corp.
4.050% 07/01/2023	$540,000	$574,700
National Rural Utilities Cooperative Finance Corp.
3.400% 02/07/2028	930,000	1,008,841
NiSource, Inc.
2.950% 09/01/2029	960,000	999,389
PacifiCorp
5.250% 06/15/2035	592,000	763,525
Potomac Electric Power Co.
3.600% 03/15/2024	698,000	752,074
PPL Capital Funding, Inc.
4.125% 04/15/2030	885,000	1,004,747
Puget Energy, Inc.
3.650% 05/15/2025	725,000	783,032
Sempra Energy
3.750% 11/15/2025	699,000	770,761
WEC Energy Group, Inc.
1.375% 10/15/2027	1,030,000	1,002,565
		16,954,216

TOTAL UTILITIES		16,954,216

TOTAL CORPORATE BONDS
(Cost $59,220,998)		$61,944,341

FOREIGN CORPORATE BONDS (0.87%)
ENERGY (0.59%)
Exploration & Production (0.29%)
Canadian Natural Resources, Ltd.
3.850% 06/01/2027	925,000	1,012,441

Pipeline (0.30%)
TransCanada PipeLines, Ltd.
7.250% 08/15/2038	695,000	1,015,147

TOTAL ENERGY		2,027,588

16	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Portfolio of Investments

April 30, 2021

	Principal Amount	Value (Note 2)
FINANCIALS (0.28%)
Diversified Banks (0.28%)
Royal Bank of Canada, Series GMTN
4.650% 01/27/2026	$850,000	$974,996

TOTAL FINANCIALS		974,996

TOTAL FOREIGN CORPORATE BONDS
(Cost $2,903,723)		$3,002,584

FOREIGN GOVERNMENT BONDS (0.22%)
Corp Andina de Fomento
4.375% 06/15/2022	712,000	744,278

TOTAL FOREIGN GOVERNMENT BONDS
(Cost $725,525)		$744,278

GOVERNMENT & AGENCY OBLIGATIONS (9.29%)
U.S. Treasury Notes
0.125% 04/30/2022	6,000,000	6,004,111
0.125% 12/31/2022	20,000,000	19,997,656
2.000% 12/31/2021	6,000,000	6,077,745
		32,079,512

TOTAL GOVERNMENT & AGENCY OBLIGATIONS
(Cost $32,092,525)		$32,079,512

	Yield		Shares	Value (Note 2)
SHORT TERM INVESTMENTS (0.68%)
MONEY MARKET FUND (0.68%)
Fidelity Investments Money Market Government Portfolio - Class I	0.010	%(c)	2,361,168	2,361,168

TOTAL SHORT TERM INVESTMENTS
(Cost $2,361,168)				$2,361,168

TOTAL INVESTMENTS (99.73%)
(Cost $236,383,680)				$344,511,895

Other Assets In Excess Of Liabilities (0.27%)				937,862

NET ASSETS (100.00%)				$345,449,757

Annual Report | April 30, 2021	17

The Disciplined Growth Investors Fund	Portfolio of Investments

April 30, 2021

(a)	Non-Income Producing Security.

(b)	Floating or variable rate security. The reference rate is described below. The rate in effect as of April 30, 2021 is based on the reference rate plus the displayed spread as of the securities last reset date.

(c)	Represents the 7-day yield.

Common Abbreviations:

LIBOR - London Interbank Offered Rate

LLC - Limited Liability Company

LP - Limited Partnership

Ltd. - Limited

Libor Rates:

3M US L - 3 Month LIBOR as of April 30, 2021 was 0.17%

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

See Notes to Financial Statements.

18	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Statement of Assets and Liabilities

April 30, 2021

ASSETS
Investments, at value	$344,511,895
Receivable for shares sold	480,932
Dividends and interest receivable	684,658
Total assets	345,677,485

LIABILITIES
Payable for shares redeemed	6,100
Payable to adviser	221,628
Total liabilities	227,728
NET ASSETS	$345,449,757

NET ASSETS CONSIST OF
Paid-in capital (Note 5)	$215,405,886
Distributable Earnings	130,043,871
NET ASSETS	$345,449,757

INVESTMENTS, AT COST	$236,383,680

PRICING OF SHARES
Net Asset Value, offering and redemption price per share	$25.94
Shares of beneficial interest outstanding	13,316,536

See Notes to Financial Statements.

Annual Report | April 30, 2021	19

The Disciplined Growth Investors Fund	Statement of Operations

For the Year Ended April 30, 2021
INVESTMENT INCOME
Dividends	$1,527,000
Foreign taxes withheld	(11,726)
Interest	1,787,257
Total investment income	3,302,531

EXPENSES
Investment advisory fees (Note 6)	2,202,993
Total expenses	2,202,993
NET INVESTMENT INCOME	1,099,538

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments	33,593,363
Net change in unrealized appreciation on investments	69,698,127
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	103,291,490
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$104,391,028

See Notes to Financial Statements.

20	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Statements of Changes in Net Assets

	For the Year Ended April 30, 2021	For the Year Ended April 30, 2020
OPERATIONS
Net investment income	$1,099,538	$2,036,023
Net realized gain	33,593,363	18,009,670
Net change in unrealized appreciation/(depreciation)	69,698,127	(31,274,719)
Net increase/(decrease) in net assets resulting from operations	104,391,028	(11,229,026)

DISTRIBUTIONS (Note 3)
From distributable earnings	(27,178,282)	(8,714,331)
Net decrease in net assets from distributions	(27,178,282)	(8,714,331)

CAPITAL SHARE TRANSACTIONS (Note 5)
Proceeds from sales of shares	40,251,816	16,029,109
Issued to shareholders in reinvestment of distributions	26,486,925	8,634,679
Cost of shares redeemed	(25,092,730)	(18,300,955)
Net increase from capital share transactions	41,646,011	6,362,833

Net increase/(decrease) in net assets	118,858,757	(13,580,524)

NET ASSETS
Beginning of period	226,591,000	240,171,524
End of period	$345,449,757	$226,591,000

OTHER INFORMATION
Share Transactions
Issued	1,671,944	786,466
Issued to shareholders in reinvestment of distributions	1,105,859	411,132
Redeemed	(1,129,855)	(882,364)
Net increase in share transactions	1,647,948	315,234

See Notes to Financial Statements.

Annual Report | April 30, 2021	21

The Disciplined Growth Investors Fund

NET ASSET VALUE, BEGINNING OF PERIOD

INCOME FROM OPERATIONS
Net investment income(a)
Net realized and unrealized gain/(loss) on investments
Total from investment operations

DISTRIBUTIONS
From net investment income
From net realized gain on investments
Total distributions

INCREASE/(DECREASE) IN NET ASSET VALUE
NET ASSET VALUE, END OF PERIOD

TOTAL RETURN

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000’s)

RATIOS TO AVERAGE NET ASSETS
Expenses
Net investment income

PORTFOLIO TURNOVER RATE

(a)	Per share numbers have been calculated using the average shares method.

(b)	In 2018 the Fund’s total return consists of a voluntary reimbursement by the advisor for a realized investment loss. Excluding this item, total return would not have been impacted.

See Notes to Financial Statements.

22	1-855-DGI-FUND (344-3863) | www.DGIfund.com

Financial Highlights

For a share outstanding during the years presented

For the Year Ended April 30, 2021	For the Year Ended April 30, 2020	For the Year Ended April 30, 2019	For the Year Ended April 30, 2018		For the Year Ended April 30, 2017
$19.42	$21.15	$19.12	$18.20		$15.96

0.09	0.18	0.16	0.12		0.09
8.83	(1.14)	2.55	1.64		2.29
8.92	(0.96)	2.71	1.76		2.38

(0.10)	(0.17)	(0.12)	(0.12)		(0.09)
(2.30)	(0.60)	(0.56)	(0.72)		(0.05)
(2.40)	(0.77)	(0.68)	(0.84)		(0.14)

6.52	(1.73)	2.03	0.92		2.24
$25.94	$19.42	$21.15	$19.12		$18.20

47.00%	(4.79%)	14.74%	9.75	%(b)	14.96%

$345,450	$226,591	$240,172	$204,068		$159,774

0.78%	0.78%	0.78%	0.78%		0.78%
0.39%	0.86%	0.80%	0.64%		0.50%

31%	29%	22%	18%		16%

Annual Report | April 30, 2021	23

The Disciplined Growth Investors Fund	Notes to Financial Statements

April 30, 2021

1. ORGANIZATION

Financial Investors Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust consists of multiple separate portfolios or series. This annual report describes The Disciplined Growth Investors Fund (the “Fund”). The Fund seeks long-term capital growth and as a secondary objective, modest income with reasonable risk.

2. SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The Fund is considered an investment company for financial reporting purposes under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946. The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements.

Investment Valuation: The Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

For equity securities and mutual funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day. Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies, which are priced as equity securities.

The market price for debt obligations is generally the price supplied by an independent third-party pricing service approved by the Board of Trustees of the Trust (the “Board” or the “Trustees”), which may use a matrix, formula or other objective method that takes into consideration quotations from dealers, market transactions in comparable investments, market indices and yield curves. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more broker–dealers that make a market in the security. Fixed-income obligations, excluding municipal securities, having a remaining maturity of greater than 60 days, are typically valued at the mean between the evaluated bid and ask prices formulated by an independent pricing service. Corporate Bonds, U.S. Government & Agency, and U.S. Treasury Bonds & Notes are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Publicly traded Foreign Government Debt securities and Foreign Corporate Bonds are typically traded

24	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Notes to Financial Statements

April 30, 2021

internationally in the over-the-counter market and are valued at the mean between the bid and asked prices as of the close of business of that market. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market and are valued at the mean between the bid and asked prices as of the close of business of that market.

When such prices or quotations are not available, or when Disciplined Growth Investors, Inc. (the “Adviser”) believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

Fair Value Measurements: The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

Annual Report | April 30, 2021	25

The Disciplined Growth Investors Fund	Notes to Financial Statements

April 30, 2021

The following is a summary of each input used to value the Fund as of April 30, 2021:

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks(a)	$244,380,012	$–	$–	$244,380,012
Corporate Bonds(a)	–	61,944,341	–	61,944,341
Foreign Corporate Bonds(a)	–	3,002,584	–	3,002,584
Foreign Government Bonds	–	744,278	–	744,278
Government & Agency Obligations	–	32,079,512	–	32,079,512
Short Term Investments	2,361,168	–	–	2,361,168
TOTAL	$246,741,180	$97,770,715	$–	$344,511,895

(a)	For detailed descriptions of the underlying industries, see the accompanying Portfolio of Investments.

For the year ended April 30, 2021 the Fund did not have any securities that used significant unobservable inputs (Level 3) in determining fair value.

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Realized gains and losses from investment transactions are reported on an identified cost basis, which is the same basis the Fund uses for federal income tax purposes. Interest income, which includes accretion of discounts, is accrued and recorded as earned. Dividend income is recognized on the ex-dividend date or for certain foreign securities, as soon as information is available to the Fund.

Trust Expenses: Some expenses of the Trust can be directly attributed to the Fund. Expenses which cannot be directly attributed to the Fund are apportioned among all funds in the Trust based on average net assets of each fund.

Fund Expenses: Expenses that are specific to the Fund are charged directly to the Fund.

Federal Income Taxes: The Fund complies with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and intends to distribute substantially all of their net taxable income and net capital gains, if any, each year so that it will not be subject to excise tax on undistributed income and gains. The Fund is not subject to income taxes to the extent such distributions are made.

As of and during the year ended April 30, 2021, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

26	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Notes to Financial Statements

April 30, 2021

Distributions to Shareholders: The Fund normally pays dividends, if any, quarterly and distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from dividends and other income the Fund receives from its investments, including short term capital gains. Long term capital gain distributions are derived from gains realized when the Fund sells a security it has owned for more than a year. The Fund may make additional distributions and dividends at other times if the portfolio manager believes doing so may be necessary for the Fund to avoid or reduce taxes.

Epidemic and Pandemic Risk: Certain countries have been susceptible to epidemics, most recently COVID-19, which has been designated as a pandemic by world health authorities. The outbreak of such epidemics, together with any resulting restrictions on travel or quarantines imposed, could have a negative impact on the economy and business activity globally (including in the countries in which we invest), and thereby could adversely affect the performance of our investments. Furthermore, the rapid development of epidemics could preclude prediction as to their ultimate adverse impact on economic and market conditions, and, as a result, present material uncertainty and risk with respect to us and the performance of our investments.

Libor Risk: In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (“ASU”) No. 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The Fund’s investments, payment obligations, and financing terms may be based on floating rates, such as the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. On November 30, 2020, the administrator of LIBOR announced its intention to delay the phase out of the majority of the U.S. dollar LIBOR publications until June 30, 2023, with the remainder of LIBOR publications to still end at the end of 2021. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Fund’s transactions and the financial markets generally. As such, the potential effect of a transition away from LIBOR on the Fund or the Fund’s investments cannot yet be determined.

3. TAX BASIS INFORMATION

Reclassifications: As of April 30, 2021, permanent differences in book and tax accounting were reclassified. These differences had no effect on net assets. The Fund did not have any reclassifications.

Annual Report | April 30, 2021	27

The Disciplined Growth Investors Fund	Notes to Financial Statements

April 30, 2021

Tax Basis of Investments: As of April 30, 2021, the aggregate cost of investments, gross unrealized appreciation/ (depreciation) and net unrealized appreciation for Federal tax purposes was as follows:

The Disciplined Growth Investors Fund
Gross appreciation (excess of value over tax cost)	$113,428,283
Gross depreciation (excess of tax cost over value)	(5,300,068)
Net unrealized appreciation	$108,128,215
Cost of investments for income tax purposes	$236,383,680

Components of Earnings: As of April 30, 2021, components of distributable earnings were as follows:

Undistributed ordinary income	$2,668,761
Accumulated capital gains	19,262,464
Net unrealized appreciation on investments	108,128,215
Other cumulative effect of timing differences	(15,569)
Total	$130,043,871

Tax Basis of Distributions to Shareholders: The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

The tax character of distributions paid during the year ended April 30, 2021, were as follows:

	Ordinary Income	Long-Term Capital Gain
The Disciplined Growth Investors Fund	$1,466,185	$25,712,097

The tax character of distributions paid during the year ended April 30, 2020, were as follows:

	Ordinary Income	Long-Term Capital Gain
The Disciplined Growth Investors Fund	$2,197,979	$6,516,352

28	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Notes to Financial Statements

April 30, 2021

4. SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales of securities (excluding short-term securities, and U.S. Government Obligations) during the year ended April 30, 2021, were as follows:

Fund	Purchases of Securities	Proceeds From Sales of Securities
The Disciplined Growth Investors Fund	$66,637,332	$72,182,582

Investment transactions in U.S. Government Obligations during the year ended April 30, 2021 were as follows:

Fund	Purchases of Securities	Proceeds From Sales of Securities
The Disciplined Growth Investors Fund	$36,776,872	$12,470,458

5. SHARES OF BENEFICIAL INTEREST

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. Holders of the shares of the Fund of the Trust have one vote for each share held and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are transferable and redeemable at the option of the shareholder. Purchasers of the shares do not have any obligation to make payments to the Trust or its creditors (other than the purchase price for the shares or make contributions to the Trust or its creditors solely by reason of the purchasers’ ownership of the shares. Shares have no pre-emptive rights.

6. MANAGEMENT AND RELATED-PARTY TRANSACTIONS

The Adviser, subject to the authority of the Board, is responsible for the overall management and administration of the Fund’s business affairs. The Adviser manages the investments of the Fund in accordance with the Fund’s investment objective, policies and limitations and investment guidelines established jointly by the Adviser and the Trustees. Pursuant to the Advisory Agreement, the Fund pays the Adviser a unitary management fee for the services and facilities it provides payable on a monthly basis at the annual rate of 0.78% of the Fund’s average daily net assets. The management fee is paid on a monthly basis.

Out of the unitary management fee, the Adviser pays substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, bookkeeping and pricing services, legal, audit and other services, except for interest expenses, brokerage expenses, taxes and extraordinary expenses not incurred in the ordinary course of the Fund’s business. Also included are Trustee fees which were $16,975 for the year ended April 30, 2021.

Fund Administrator Fees and Expenses

ALPS Fund Services, Inc. (“ALPS”) serves as administrator to the Fund. Pursuant to an Administration Agreement, ALPS provides operational services to the Fund including, but not limited to, fund accounting and fund administration and generally assists in the Fund’s operations. Officers of the

Annual Report | April 30, 2021	29

The Disciplined Growth Investors Fund	Notes to Financial Statements

April 30, 2021

Trust are employees of ALPS. The Fund’s administration fee is accrued on a daily basis and paid monthly. The Administrator is also reimbursed for certain out-of-pocket expenses. The administrative fee and out-of-pocket expenses are included in the unitary management fee paid to the Adviser.

Transfer Agent

ALPS serves as transfer, dividend paying and shareholder servicing agent for the Fund. ALPS receives an annual minimum fee, a fee based upon the number of shareholder accounts, and is also reimbursed for certain out-of-pocket expenses. The fee and out-of-pocket expenses are included in the unitary management fee paid to the Adviser.

Compliance Services

ALPS provides services that assist the Trust’s chief compliance officer in monitoring and testing the policies and procedures of the Trust in conjunction with requirements under Rule 38a-1 under the 1940 Act and receives an annual base fee. ALPS is reimbursed for certain out-of-pocket expenses. The fee and out-of-pocket expenses are included in the unitary management fee paid to the Adviser.

Principal Financial Officer

ALPS receives an annual fee for providing principal financial officer services to the Fund. The fee is included in the unitary management fee paid to the Adviser.

Distributor

ALPS Distributors, Inc. (“ADI” or the “Distributor”) (an affiliate of ALPS) acts as the distributor of the Fund’s shares pursuant to a Distribution Agreement with the Trust. Shares are sold on a continuous basis by ADI as agent for the Fund, and ADI has agreed to use its best efforts to solicit orders for the sale of the Fund’s shares, although it is not obliged to sell any particular amount of shares. ADI is not entitled to any compensation for its services as Distributor. ADI is registered as a broker-dealer with the Securities and Exchange Commission.

7. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses, which may permit indemnification to the extent permissible under applicable law. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

30	1-855-DGI-FUND (344-3863) | www.DGIfund.com

Report of Independent Registered
The Disciplined Growth Investors Fund	Public Accounting Firm

To the shareholders and the Board of Trustees of Financial Investors Trust

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of The Disciplined Growth Investors Fund (the “Fund”), one of the funds constituting the Financial Investors Trust, including the portfolio of investments, as of April 30, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Disciplined Growth Investors Fund of Financial Investors Trust as of April 30, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Denver, Colorado

June 28, 2021

We have served as the auditor of one or more investment companies advised by Disciplined Growth Investors, Inc. since 2012.

Annual Report | April 30, 2021	31

The Disciplined Growth Investors Fund	Additional Information

April 30, 2021 (Unaudited)

1. FUND HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s Web site at http://www.sec.gov. The Fund’s Form N-PORT reports are also available upon request by calling toll-free (855) 344-3863.

2. FUND PROXY VOTING POLICIES, PROCEDURES AND SUMMARIES

The Fund’s policies and procedures used in determining how to vote proxies and information regarding how the Fund voted proxies relating to portfolio securities during the most recent prior 12-month period ending June 30 are available without charge, (1) upon request, by calling (toll-free) 855-DGI-Fund and (2) on the SEC’s website at http://www.sec.gov.

3. TAX DESIGNATIONS

The Fund designates the following for federal income tax purposes for distributions made during the calendar year ended December 31, 2020:

Dividend Received Deduction	70.03%
Qualified Dividend Income	81.09%

Pursuant to Section 852(b)(3) of the Internal Revenue Code, the Disciplined Growth Investors Fund designated $25,712,097 as long-term capital gain dividends.

In early 2021, if applicable, shareholders of record received this information for the distributions paid to them by the Fund during the calendar year 2020 via Form 1099. The Fund will notify shareholders in early 2022 of amounts paid to them by the Fund, if any, during the calendar year 2021.

32	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Disclosure Regarding Approval of Fund Advisory Agreements

April 30, 2021 (Unaudited)

On December 8, 2020, the Trustees met via Zoom video conference to discuss, among other things, the renewal of the Investment Advisory Agreement between Disciplined Growth Investors, Inc. (“DGI”) and the Trust, with respect to The Disciplined Growth Investors Fund (the “DGI Fund”), dated February 12, 2018 (the “DGI Investment Advisory Agreement”), in accordance with Section 15(c) of the 1940 Act. In renewing and approving the DGI Investment Advisory Agreement with DGI, the Trustees, including the Independent Trustees, considered the following factors with respect to the DGI Fund:

Investment Advisory Fee Rate: The Trustees reviewed and considered the contractual annual advisory fee paid by the Trust, on behalf of the DGI Fund, to DGI, of 0.78%, in light of the extent and quality of the advisory services provided by DGI to the DGI Fund.

The Board received and considered information including a comparison of the DGI Fund’s contractual advisory fee rate with those of funds in the peer group of funds provided by an independent provider of investment company data (the “Data Provider”). The Trustees noted that the contractual advisory fee rate of the DGI Fund was higher than the Data Provider peer group median at least in part attributable to the unitary fee arrangement with DGI.

Total Net Expense Ratios: The Trustees further reviewed and considered that the total net expense ratio of the DGI Fund was lower than the Data Provider peer group median, and that because of the unitary fee, the comparison with the peer group at the level of the total net expense ratio yielded more useful comparative data than the level of the investment advisory rate.

Nature, Extent, and Quality of the Services under the Investment Advisory Agreement: The Trustees received and considered information regarding the nature, extent, and quality of services provided to the DGI Fund under the DGI Investment Advisory Agreement. The Trustees reviewed certain background materials supplied by DGI in its presentation, including its Form ADV.

The Trustees reviewed and considered DGI’s investment advisory personnel, its history as an asset manager, and its performance and the amount of assets currently under management by DGI. The Trustees also reviewed the research and decision-making processes utilized by DGI, including the methods adopted to seek to achieve compliance with the investment objectives, policies, and restrictions of the DGI Fund.

The Trustees considered the background and experience of DGI’s management in connection with the DGI Fund, including reviewing the qualifications, backgrounds, and responsibilities of the management team primarily responsible for the day-to-day portfolio management of the Fund and the extent of the resources devoted to research and analysis of actual and potential investments.

The Trustees also reviewed, among other things, DGI’s insider trading policies and procedures and its Code of Ethics.

Performance: The Trustees reviewed performance information of the DGI Fund for the 3-month, 1-year, 3-year, 5-year, and since inception periods, as applicable, ended September 30, 2020. That review included a comparison of the DGI Fund’s performance to the performance of a group of comparable funds selected by the Data Provider. The Trustees noted that the DGI Fund outperformed

Annual Report | April 30, 2021	33

The Disciplined Growth Investors Fund	Disclosure Regarding Approval of Fund Advisory Agreements

April 30, 2021 (Unaudited)

its peer group for the 1-year, 3-year, 5-year, and since inception periods, and underperformed its peer group for the 3-month period.

The Trustees also considered DGI’s discussion of its reputation generally and its investment techniques, risk management controls, and decision-making processes.

Comparable Accounts: The Trustees noted certain information provided by DGI regarding fees charged to its other clients utilizing a strategy similar to that employed by the DGI Fund.

Profitability: The Trustees received and considered a profitability analysis prepared by DGI based on the fees payable under the DGI Investment Advisory Agreement.

Economies of Scale: The Trustees considered whether economies of scale in the provision of services to the DGI Fund would be passed along to shareholders.

Other Benefits to the Adviser: The Trustees reviewed and considered any other incidental benefits derived or to be derived by DGI from its relationship with the DGI Fund, including whether soft dollar arrangements were used.

The Trustees, including all of the Independent Trustees, concluded that:

●	the contractual advisory fee rate of the DGI Fund was higher than the Data Provider peer group median at least in part attributable to the unitary fee arrangement with DGI;

●	the total net expense ratio of the DGI Fund was lower than the Data Provider peer group median, and that because of the unitary fee, the comparison with the peer group at the level of the total net expense ratio yielded more useful comparative data than the level of the investment advisory fee rate;

●	the nature, extent, and quality of services rendered by DGI under the DGI Investment Advisory Agreement were adequate;

●	for the period ended September 30, 2020, the DGI Fund outperformed its Data Provider peer group for the 1-year, 3-year, 5-year, and since inception periods, and underperformed its peer group for the 3-month period;

●	bearing in mind the limitations of comparing different types of managed accounts and the different levels of service typically associated with such accounts, the fee structures applicable to DGI’s other clients employing a comparable strategy to the DGI Fund were not indicative of any unreasonableness with respect to the advisory fee payable to DGI by the DGI Fund;

●	the profit, if any, realized by DGI in connection with the operation of the DGI Fund is not unreasonable; and

●	there were no material economies of scale or other incidental benefits accruing to DGI in connection with its relationship with the DGI Fund.

Based on the Trustees’ deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, concluded that DGI’s compensation for investment advisory services is consistent with the best interests of the DGI Fund and its shareholders.

34	1-855-DGI-FUND (344-3863) | www.DGIfund.com

Liquidity Risk
The Disciplined Growth Investors Fund	Management Program

April 30, 2021 (Unaudited)

The Financial Investors Trust (the “Trust”) has established a liquidity risk management program (the “Program”) to govern the Trust’s approach to managing liquidity risk for each fund in the Trust (each a “Fund”). The Program is overseen by the Liquidity Committee (the “Committee”), a committee comprised of representatives of the Trust’s investment advisers, sub-advisers, and Officers of the Trust. The Trust’s Board of Trustees (the “Board”) has approved the designation of the Committee to oversee the Program.

The Program’s principal objectives include supporting each Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that a Fund will be unable to meet its redemption obligations in a timely manner. The Program also includes a number of elements that support the management and assessment of liquidity risk, including a periodic assessment of factors that influence a Fund’s liquidity and the periodic classification and re-classification of the Fund’s investments into groupings that reflect the Committee’s assessment of their relative liquidity under current market conditions.

At a meeting of the Board held on March 10, 2021, the Trustees received a report from the Committee regarding the design and operational effectiveness of the Program during 2020. The Committee determined, and reported to the Board, that the Program is reasonably designed to assess and manage each Fund’s liquidity risk and has operated adequately and effectively to manage each Fund’s liquidity risk since implementation.

The Committee reported that during the period covered by the report, there were no liquidity events that impacted the Funds or their ability to timely meet redemptions without dilution to existing shareholders. Among other things, the Board noted that the Funds are not required to have a highly liquid investment minimum based on their liquidity classifications. The Board further noted that no material changes have been made to the Program since its implementation.

Annual Report | April 30, 2021	35

The Disciplined Growth Investors Fund	Trustees and Officers

April 30, 2021 (Unaudited)

Additional information regarding the Fund’s trustees is included in the Statement of Additional Information, which can be obtained without charge by calling 855-344-3863.

INDEPENDENT TRUSTEES

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Mary K. Anstine, 1940	Trustee and Chairman	Ms. Anstine was elected at a special meeting of shareholders held on March 21, 1997 and re-elected at a special meeting of shareholders held on August 7, 2009. Ms. Anstine was appointed Chairman of the Board at the June 6, 2017 meeting of the Board of Trustees.	Ms. Anstine is Trustee/Director of AV Hunter Trust and Colorado Uplift Board.	31	Ms. Anstine is a Trustee of ALPS ETF Trust (17 funds); ALPS Variable Investment Trust (7 funds); Reaves Utility Income Fund (1 fund); and Segall Bryant & Hamill Trust through December 2020 (14 funds as of December 2020).
Jeremy W. Deems, 1976	Trustee	Mr. Deems was appointed as a Trustee at the March 11, 2008 meeting of the Board of Trustees and elected at a special meeting of shareholders held on August 7, 2009.	Mr. Deems is the Co-Founder and Chief Financial Officer of Green Alpha Advisors, LLC, a registered investment advisor, and Co-Portfolio Manager of the Shelton Green Alpha Fund.	31	Mr. Deems is a Trustee of ALPS ETF Trust (17 funds); ALPS Variable Investment Trust (7 funds); Clough Funds Trust (1 fund); and Reaves Utility Income Fund (1 fund).
Jerry G. Rutledge, 1944	Trustee	Mr. Rutledge was elected at a special meeting of shareholders held on August 7, 2009.	Mr. Rutledge is the President and owner of Rutledge’s Inc., a retail clothing business.	31	Mr. Rutledge is a Trustee of Clough Global Dividend and Income Fund (1 fund); Clough Global Equity Fund (1 fund); Clough Global Opportunities Fund (1 fund); and Principal Real Estate Income Fund (1 fund).

36	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Trustees and Officers

April 30, 2021 (Unaudited)

INDEPENDENT TRUSTEES (continued)

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Michael “Ross” Shell, 1970	Trustee	Mr. Shell was elected at a special meeting of shareholders held on August 7, 2009.	Mr. Shell is Founder and CEO of Red Idea, LLC, a strategic consulting/early stage venture firm (since June 2008). Mr. Shell serves on the Board of Directors of TalkBox, a phone/privacy booth company (since 2018) and DLVR, a package security company (since 2018). Mr. Shell served on the Advisory Board, St. Vrain School District Innovation Center (from 2015-2018). Mr. Shell graduated with honors from Stanford University with a degree in Political Science.	31	None.

Annual Report | April 30, 2021	37

The Disciplined Growth Investors Fund	Trustees and Officers

April 30, 2021 (Unaudited)

INTERESTED TRUSTEE

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Edmund J. Burke, 1961	Trustee	Mr. Burke was elected as Trustee at a special meeting of shareholders held on August 7, 2009.	Mr. Burke joined ALPS in 1991 and served as the President and Director of ALPS Holdings, Inc., and ALPS Advisors, Inc., and Director of ALPS Distributors, Inc., ALPS Fund Services, Inc. (“ALPS”), and ALPS Portfolio Solutions Distributor, Inc. (collectively, the “ALPS Companies”). Mr. Burke retired from the ALPS Companies in June 2019. Mr. Burke is currently a partner at ETF Action, a web-based system that provides data and analytics to registered investment advisers, (since 2020) and a Director of Alliance Bioenergy Plus, Inc., a technology company focused on emerging technologies in the renewable energy, biofuels, and bioplastics technology sectors (since 2020). Mr. Burke is deemed an interested Trustee by virtue of his prior positions with the ALPS Companies.	31	Mr. Burke is a Trustee of ALPS ETF Trust (17 funds); Clough Global Dividend and Income Fund (1 fund); Clough Global Equity Fund (1 fund); Clough Global Opportunities Fund (1 fund); Clough Funds Trust (1 fund); Liberty All-Star Equity Fund (1 fund); and Director of the Liberty All-Star Growth Fund, Inc. (1 fund).

38	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Trustees and Officers

April 30, 2021 (Unaudited)

OFFICERS

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***
Bradley J. Swenson, 1972*****	President	Mr. Swenson was appointed President of the Trust at the June 11, 2019 meeting of the Board of Trustees.	Mr. Swenson joined ALPS in 2004 and has served as its President since June 2019. In this role, he serves as an officer to certain other closed-end and open-end investment companies. He previously served as the Chief Operating Officer of ALPS (2015-2019). Mr. Swenson also previously served as Chief Compliance Officer to ALPS, its affiliated entities, and to certain ETF, closed-end and open- end investment companies (2004-2015). Because of his position with ALPS, Mr. Swenson is deemed an affiliate of the Trust as defined under the 1940 Act.
Dawn Cotten, 1977	President	Ms. Cotten was appointed President of the Trust at the June 8-9, 2021 meeting of the Trustees.	Ms. Cotten joined ALPS in 2009 and is currently Senior Vice President of Fund Administration and Relationship Management of ALPS. She has served in that role since January 2020. Prior to that, Ms. Cotten served as Senior Vice President of Relationship Management (2017-2020). Ms. Cotten served as a VP in Relationship Management from 2013-2017. Ms. Cotten also serves as President of ALPS Series Trust, Clough Funds Trust, Clough Global Dividend and Income Fund, and Clough Global Equity Fund and Clough Global Opportunities Fund.
Jennell Panella, 1974	Treasurer	Ms. Panella was appointed Treasurer of the Trust at the September 15, 2020 meeting of the Board of Trustees	Ms. Panella joined ALPS in June 2012 and is currently Vice President and Fund Controller of ALPS Fund Services, Inc. Prior to joining ALPS, Ms. Panella served as Financial Reporting Manager for Parker Global Strategies, LLC (2009-2012). Because of her position with ALPS, Ms. Panella is deemed an affiliate of the Trust as defined under the 1940 Act.
Karen S. Gilomen, 1970*****	Secretary	Ms. Gilomen was appointed Secretary of the Trust at the December 13, 2016 meeting of the Board of Trustees.	Ms. Gilomen joined ALPS in August 2016 as Vice President and Senior Counsel. Prior to joining ALPS, Ms. Gilomen was Vice President - General Counsel & CCO of Monticello Associates, Inc. from 2010 to 2016. Because of her position with ALPS, Ms. Gilomen is deemed an affiliate of the Trust, as defined under the 1940 Act. Ms. Gilomen is also the Secretary of ALPS Variable Investment Trust and Reaves Utility Income Fund, and the Assistant Secretary of the WesMark Funds.
Cara Owen, 1981	Secretary	Ms. Owen was appointed Secretary of the Trust at the June 8-9, 2021 meeting of the Board of Trustees.	Vice President and Principal Legal Counsel, ALPS Fund Services, Inc. Prior to joining ALPS, Ms. Owen was Senior Counsel, Corporate & Investments, Great-West Life & Annuity Insurance Company; Senior Counsel & Assistant Secretary, Great-West Funds, Inc., Great-West Capital Management, LLC, Great-West Trust Company, LLC, and Advised Assets Group, LLC (2014-2019). Ms. Owen also serves as Secretary of ALPS ETF Trust, Vice President and Secretary of Boulder Growth & Income Fund, and Assistant Secretary of James Advantage Funds.

Annual Report | April 30, 2021	39

The Disciplined Growth Investors Fund	Trustees and Officers

April 30, 2021 (Unaudited)

OFFICERS (continued)

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***
Ted Uhl, 1974	Chief Compliance Officer (“CCO”)	Mr. Uhl was appointed CCO of the Trust at the June 8, 2010 meeting of the Board of Trustees.	Mr. Uhl joined ALPS in October 2006, and is currently Deputy Compliance Officer of ALPS. Prior to his current role, Mr. Uhl served as Senior Risk Manager for ALPS from October 2006 until June 2010. Before joining ALPS, Mr. Uhl served a Sr. Analyst with Enenbach and Associates (RIA), and a Sr. Financial Analyst at Sprint. Because of his position with ALPS, Mr. Uhl is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Uhl is also CCO of the Boulder Growth & Income Fund, Inc., Centre Funds, Index Funds, Reality Shares ETF Trust, Reaves Utility Income Fund and XAI Octagon Floating Rate & Alternative Income Term Trust.
Jennifer Craig, 1973	Assistant Secretary	Ms. Craig was appointed Assistant Secretary of the Trust at the June 8, 2016 meeting of the Board of Trustees.	Ms. Craig joined ALPS in 2007 and is currently Assistant Vice President and Paralegal Manager of ALPS. Because of her position with ALPS, Ms. Craig is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Craig is also Secretary of Principal Real Estate Income Fund, Assistant Secretary of ALPS ETF Trust, Clough Global Dividend and Income Fund, Clough Global Equity Fund, Clough Global Opportunities Fund, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. and Clerk of Goehring & Rozencwajg Investment Funds.

*	All communications to Trustees and Officers may be directed to Financial Investors Trust c/o 1290 Broadway, Suite 1000, Denver, CO 80203.

**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee serves an indefinite term, until such Trustees successor is elected and appointed, or such Trustee resigns or is deceased. Officers are elected on an annual basis.

***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

****	The Fund Complex includes all series of the Trust, currently 31, and any other investment companies for which any Trustee serves as trustee for and for which Disciplined Growth Investors, Inc. provides investment advisory services (currently none).

*****	Mr. Swenson resigned his position as President of the Trust effective June 9, 2021 and effective June 4, 2021, Karen Gilomen resigned her position as Secretary of the Trust.

40	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Privacy Policy

WHO WE ARE
Who is providing this notice?	The Disciplined Growth Investors Fund
WHAT WE DO
How does the Fund protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does the Fund collect my personal information?	We collect your personal information, for example, when you • open an account • provide account information or give us your contact information • make a wire transfer or deposit money
Why can’t I limit all sharing?

Federal law gives you the right to limit only

•     sharing for affiliates’ everyday business purposes-information about your creditworthiness

•     affiliates from using your information to market to you

•     sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

DEFINITIONS
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • The Fund does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • The Fund does not jointly market.

Annual Report | April 30, 2021	41

The Disciplined Growth Investors Fund	Privacy Policy

FACTS	WHAT DOES THE FUND DO WITH YOUR PERSONAL INFORMATION?
WHY?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
WHAT?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•     Social Security number and account transactions

•     Account balances and transaction history

•     Wire transfer instructions

HOW?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Fund chooses to share; and whether you can limit this sharing.
REASONS WE CAN SHARE YOUR PERSONAL INFORMATION	DOES THE FUND SHARE:	CAN YOU LIMIT THIS SHARING?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We do not share.
For joint marketing with other financial companies	No	We do not share.
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We do not share.
For non-affiliates to market to you	No	We do not share.

42	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Privacy Policy

OTHER IMPORTANT INFORMATION
California Residents	If your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.
Vermont Residents	The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information.

Annual Report | April 30, 2021	43

THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS.

THE DISCIPLINED GROWTH INVESTORS FUND IS DISTRIBUTED BY ALPS DISTRIBUTORS, INC.

Manager Commentary
Emerald Growth Fund	1
Emerald Insights Fund	6
Emerald Banking and Finance Fund	10
Disclosure of Fund Expenses	17
Schedule of Investments
Emerald Growth Fund	19
Emerald Insights Fund	21
Emerald Banking and Finance Fund	23
Statements of Assets and Liabilities	25
Statements of Operations	26
Statements of Changes in Net Assets
Emerald Growth Fund	27
Emerald Insights Fund	29
Emerald Banking and Finance Fund	31
Financial Highlights
Emerald Growth Fund	32
Emerald Insights Fund	36
Emerald Banking and Finance Fund	40
Notes to Financial Statements	44
Report of Independent Registered Public Accounting Firm	51
Additional Information	52
Disclosure Regarding Approval of Fund Advisory Agreement	53
Liquidity Risk Management Program	55
Trustees and Officers	56
Privacy Policy	60

Emerald Growth Fund	Manager Commentary

April 30, 2021 (Unaudited)

April 30, 2021

Dear Shareholder:

Investment Results

The performance of the Emerald Growth Fund’s Class A shares (without sales load), for the twelve months ended April 30, 2021, advanced by 70.77% outpacing its benchmark, the Russell 2000 Growth Index which gained 69.15%.

The events of the last 12 months have been nothing less than extraordinary, as society and the market navigated the COVID-19 pandemic. While the headwinds were extraordinary, so was the response. The implementation of an unprecedented level of fiscal and monetary stimulus and the historic mobilization of research and development resources to develop and bring to market a COVID vaccine in record setting time have coalesced to catalyze what we believe will likely prove to be the fastest and most aggressive economic/market recovery in modern times.

Positive upward revisions to both economic and earnings growth drove strong gains across all of the broad market equity indices for the trailing period. Small capitalization stocks led the rally with Russell 2000 gaining 74.91% and far outpacing the Russell 1000 which gained 49.48% for the period.

From a style perspective, while growth stocks led the market through September of 2020, the strengthening economic backdrop and rising interest rates drove a rotation into value, with cyclicals surging and long duration secular growth equities lagging. These factors resulted in a meaningful bifurcation in performance amongst the style indices, with the Russell 2000 Value advancing 78.96%, while the Russell 2000 Growth gained 69.15% for the trailing period.

These shifting preferences for growth had a meaningful impact on sector leadership within the Russell 2000 Growth benchmark, with the Energy (347.46), Consumer Discretionary (127.06%) and Basic Materials (84.60%) sectors posting the strongest absolute returns.

Investment Analysis

On a relative basis the Fund outpaced the Russell 2000 Growth benchmark for the trailing period driven by a combination of stock selection and allocation effect. At the sector level, the Fund experienced relative outperformance within the consumer staples, consumer discretionary, financials and industrials sectors. The positive contribution from the aforementioned, was offset by relative underperformance within the healthcare, real estate and basic materials sectors.

The consumer staples sector was the largest relative contributor to return driven by stock selection within the food products and beverage industries. Holdings within the consumer discretionary sector also contributed positively to return driven by relative outperformance within the education services, home building, recreational services and specialty retail industries. Also contributing to the Fund's relative outperformance were holdings within the financial and industrial sectors. At the industry level, the most notable contributors to return included: banks, insurance, investment services, machinery, and building materials.

Partially offsetting the aforementioned weakness, was relative underperformance within healthcare, real estate and basic materials sectors. The healthcare sector was the largest detractor to return for trailing twelve month period driven by stock selection within the biotechnology and health care services industries.

As of April 30, 2021, the Fund's held the largest active exposures in the financial services, consumer discretionary, technology, industrial, and consumer staples sectors. Thoughts on those sectors and other notable areas of exposure are highlighted below.

•	The financial services sector, comprised of holdings within the bank, full line insurance, investment services, property and casualty insurance and life industries, was the portfolio’s largest relative overweight position at period-end. Emerald has been adding to the Fund's exposure to holdings within the banking industry as we anticipate the steepening of the yield curve and a better credit backdrop with the aid of stimulus should be beneficial to earnings growth. In addition, Emerald has placed specific emphasis on those banks that are positioned to drive a meaningful improvement in their efficiency ratios.

•	Emerald also held an overweight position within the consumer discretionary sector at period-end. The overweight is comprised of a diverse subset of holdings within the educational services, specialty retail, recreational services, recreational products, restaurants, casinos and gambling, and auto parts industries among others. With the economy poised for a full reopening upon the successful distribution and uptake of COVID-19 vaccines, we believe the outlook for consumer spending in 2021 remains particularly attractive and believe there remains meaningful opportunity for share gains for those companies offering differentiated products/services with strong value propositions amidst a consolidating retail, restaurant and leisure backdrop.

Annual Report | April 30, 2021	1

Emerald Growth Fund	Manager Commentary

April 30, 2021 (Unaudited)

•	As of April 30, 2021, the Fund's portfolio had an overweight position to the technology sector. Within the sector, the computer software industry remains the portfolio’s largest total and active exposure. Emerald continues to believe that secular themes such as digital transformation and cybersecurity will remain spending priorities. Outside of software, we also continue to be optimistic regarding select opportunities within the semiconductor industry in those companies poised to benefit from the rebound in industrial and automotive production, and the growing penetration of 5G and industrial IoT (internet of things) applications. In addition, Emerald has become increasingly optimistic regarding the outlook for the semiconductor capital equipment industry which we believe will benefit from a broad acceleration in capacity investment, given the high-profile supply shortages and the shift toward advanced packaging, as well as on a long-term basis Intel’s decision to re-focus its efforts on advanced node technology, which we believe should lead to increasing capital intensity for the next several years.

•	As of April 30, 2021, the Fund's portfolio had an overweight position to the industrial sector. The overweight was comprised of a diverse subset of holdings with the building materials, professional business support services, defense, industrial machinery, engineering and contracting services, freight transportation and transaction processing services industries, among others that Emerald believes are poised to benefit from a combination of the cyclical recovery in the economy and company specific business initiatives that we believe will collectively translate to industry leading growth in revenue and earnings.

•	As of April 30, 2021, the Fund's portfolio exited the period with an overweight position to the consumer staples sector. As of the same date, the overweight primarily consists of select niche opportunities in disruptive category leaders with innovative product offerings and above average growth prospects that are aligned with emerging consumer trends in the food and beverage industries. Specific areas include pet food, nutritional snacking, and active nutrition.

•	As of April 30, 2021, the healthcare sector, while underweight relative to the benchmark, also remains an area of considerable exposure within the portfolio. At the industry level, the biotechnology industry remains an area of considerable nominal exposure. We continue to look for innovative therapeutics that can command premium pricing, driven by their unequivocal clinical data. Rounding out the portfolio’s healthcare sector exposure are niche opportunities within the pharmaceutical, medical equipment, medical services, health care services and medical supplies industries. There were 14 new drugs approved during the second quarter of 2021. As of April 30, 2021, on average the FDA has approved 13 drugs per quarter dating back to 2017.

Market Outlook:

2021 is shaping up to be one the strongest years for domestic economic growth in recent history. The ISM (Institute for Supply Management) services survey for the month of March surged to a historic high, with new orders and business activity both demonstrating an acceleration. The ISM manufacturing survey was similarly strong, hitting the highest level for that survey since 2010. The March Nonfarm Payroll report also surprised to the upside with 916,000 jobs added. Consumer confidence is building and as states further ease their COVID related restrictions we believe the unemployment rate will continue to decline, confidence will rise and spending should accelerate as excess savings currently residing in saving accounts gets redeployed into services and goods. We are similarly optimistic regarding the trajectory of business investment which we anticipate will accelerate as 2021 progresses. Given the aforementioned, Emerald believes that 2021 GDP growth estimates are biased to the upside from the current 6.4% Factset Consensus and expect economic growth will continue to gain momentum as the economy reopens.

A strong domestic economic backdrop, in our view, is particularly favorable for the trajectory of small capitalization earnings growth. As of early April, Russell 2000 earnings growth ex-energy was estimated to grow by more than 17.8% over the 2019 earnings level, representing a more than 500 bps delta to its large capitalization counterpart, according to an April report from Steve DeSanctis of Jeffries. As of April 30, 2021, valuations of small caps also remain supportive, as the Russell 2000 continues to trade at a discount to the Russell 1000.

Although we remain enthusiastic regarding the prospect for upward revisions to economic growth, the prospect for a near-term inflation overshoot remains plausible as the economy reopens. Consumer confidence surveys are flashing warning signs with concerns rising regarding the prospect for price inflation and while Chairman Powell and the Federal Reserve continue to reiterate the committee’s unified commitment to the lower for longer rates strategy, any meaningful uptick in inflation will likely fuel concerns of a Federal Reserve policy misstep. We believe the interplay between yields and inflation is likely to remain a source of equity market volatility as these dynamics continue to unfold. Additionally, while we do not yet know how strong 2021 domestic growth will ultimately be, the market has already baked above trend growth into expectations given the current consensus for 2021 domestic GDP growth standing at 6.4%. As we move through the balance of the year however, we believe the market will begin to focus on the outlook for 2022 and the sustainability of above trend GDP growth. In our opinion, key considerations include the direction of Federal Reserve Policy, extreme deficit spending, the ultimate structure of the Biden administration’s tax proposal and to a lesser degree foreign policy initiatives, specifically as it relates to China and Iran, and the amount of new primary and secondary stock sales including IPO’s and SPAC’s.

2	www.emeraldmutualfunds.com

Emerald Growth Fund	Manager Commentary

April 30, 2021 (Unaudited)

Emerald, as always, remains vigilant and focused on utilizing our fundamental bottom up research process to seek to identify the most attractive growth opportunities within the small capitalization universe.

Top Contributors	Top Detractors
Chegg Inc.	Karyopharm Therapeutics Inc.
Freshpet Inc.	Tabula Rasa Healthcare Inc.
Horizon Therapeutics	Applied Therapeutics Inc.
Chart Industries Inc.	Mercury Systems Inc.
Varonis Systems Inc.	Haemonetics Corporation

Kenneth G. Mertz II, CFA	Stacey L. Sears	Joseph W. Garner
Chief Investment Officer	Portfolio Manager	Portfolio Manager
Portfolio Manager

Emerald Mutual Fund Advisers Trust

Past performance does not guarantee future results. Fund prices fluctuate as the underlying assets have exposure to market fluctuations and other risks, as described in the Fund’s prospectus. Please visit www.emeraldmutualfunds.com to obtain current performance information and for the current prospectus and statement of additional information. This material must be preceded or accompanied by a prospectus. Please read the prospectus carefully before investing.

The views of Emerald Mutual Fund Advisers Trust and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer's current views. The views expressed are those of the author only, and represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the Fund or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither Emerald Mutual Fund Advisers Trust nor the Fund accepts any liability for losses either direct or consequential caused by the use of this information.

The Emerald Growth Fund is distributed by ALPS Distributors, Inc.

The Fund is subject to investment risks, including possible loss of the principal amount invested and therefore is not suitable for all investors. The Fund may not achieve its objectives.

Diversification does not eliminate the risk of experiencing investment losses.

The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® Index companies with higher price-to-value ratios and higher forecasted growth values. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

The Russell 2000® Value Index measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios (A ratio used to compare a stock's market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter's book value per share.) and lower forecasted growth values. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

Basis points refers to a common unit of measure for interest rates and other percentages in finance. One basis point is equal to 1/100th of 1%, or 0.01%, or 0.0001, and is used to denote the percentage change in a financial instrument. The relationship between percentage changes and basis points can be summarized as follows: 1% change = 100 basis points and 0.01% = 1 basis point.

The S&P 500® Total Return Index is an unmanaged index of 500 common stocks chosen for market size, liquidity and industry group representation. It is a market-value weighted index. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly in the Index.

Annual Report | April 30, 2021	3

Emerald Growth Fund	Manager Commentary

April 30, 2021 (Unaudited)

TOP TEN HOLDINGS
(as a % of Net Assets)*

Freshpet, Inc.	2.70%
Chart Industries, Inc.	2.13%
MACOM Technology Solutions Holdings, Inc.	1.87%
Rapid7, Inc.	1.85%
Varonis Systems, Inc.	1.81%
NeoGenomics, Inc.	1.69%
Chegg, Inc.	1.65%
Churchill Downs, Inc.	1.65%
Jack in the Box, Inc.	1.56%
Pacific Premier Bancorp, Inc.	1.55%
Top Ten Holdings	18.46%

INDUSTRY SECTOR ALLOCATION
(as a % of Net Assets)

Health Care	22.06%
Technology	19.89%
Consumer Discretionary	18.92%
Industrials	16.64%
Financial Services	12.34%
Consumer Staples	5.21%
Telecommunications	1.65%
Basic Materials	1.40%
Real Estate	0.70%
Energy	0.27%
Cash, Cash Equivalents, & Other Net Assets	0.92%
Total	100.00%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

ANNUALIZED TOTAL RETURN (for the period ended April 30, 2021)

	6 Month	1 Year	3 Year	5 Year	10 Year	Since Inception(1)	Expense Gross(2)	Ratio Net(2)
Class A (NAV)	33.95%	70.77%	19.77%	20.58%	14.21%	12.24%	1.02%	1.02%
Class A (LOAD)	27.57%	62.66%	17.84%	19.41%	13.65%	12.05%	1.02%	1.02%
Russell 2000® Growth Index(3)	37.84%	69.15%	17.97%	18.89%	12.86%	9.44%
Class C (NAV)	33.50%	69.60%	18.99%	19.81%	13.47%	8.14%	1.67%	1.67%
Class C (LOAD)	32.50%	68.60%	18.99%	19.81%	13.47%	8.14%	1.67%	1.67%
Russell 2000® Growth Index(3)	37.84%	69.15%	17.97%	18.89%	12.86%	9.44%
Investor Class	33.93%	70.71%	19.74%	20.54%	–	14.33%	1.07%	1.07%
Russell 2000® Growth Index(3)	37.84%	69.15%	17.97%	18.89%	12.86%	9.44%
Institutional Class	34.15%	71.27%	20.15%	20.95%	14.56%	16.79%	0.72%	0.72%
Russell 2000® Growth Index(3)	37.84%	69.15%	17.97%	18.89%	12.86%	9.44%

Performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained at www.emeraldmutualfunds.com.

Performance shown for periods prior to March 16, 2012, reflects the performance of the Forward Growth Fund, a series of Forward Funds (as a result of a reorganization of the Forward Growth Fund into the Emerald Growth Fund).

Returns for periods less than 1 year are cumulative.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested.

Maximum Offering Price (MOP) for Class A shares includes the Fund's maximum sales charge of 4.75%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account.

A Contingent Deferred Sales Charge (CDSC) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase.

(1)	Inception Dates - Class A: 10/01/1992, Class C: 07/01/2000, Institutional Class: 10/21/2008, Investor Class: 05/01/2011

(2)	Emerald Mutual Fund Advisers Trust ("Emerald" or the "Adviser") has agreed contractually to waive a portion of its fees and reimburse other expenses until August 31, 2021 in amounts necessary to limit the Fund's operating expenses (exclusive of Acquired Fund Fees and Expenses, brokerage expenses, interest expenses, taxes and extraordinary expense) for Class A, Class C, Institutional Class, and Investor Class shares to an annual rate (as percentage of the Fund's average daily net assets) of 1.29%, 1.94%, 0.99% and 1.34% respectively. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through the agreement described above to the extent that the Fund's expenses in later periods fall below the annual rates set forth in the relevant agreement. The Fund will not be obligated to pay any such deferred fees and expenses more than three years after the year(s) in which the fees and expense were incurred. The Adviser may not discontinue this waiver prior to August 31, 2021, without the approval by the Fund's Board of Trustees. Ratios as of the Prospectus dated August 31, 2020 and may differ from the ratios presented in the Financial Highlights.

(3)	The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® Index companies with higher price-to-value ratios and higher forecasted growth values. The Index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor may not invest directly into the Index.

4	www.emeraldmutualfunds.com

Emerald Growth Fund	Manager Commentary

April 30, 2021 (Unaudited)

GROWTH OF $10,000 INVESTMENT IN THE FUND (for the period ended April 30, 2021)

Comparison of change in value of a $10,000 investment (includes applicable sales loads)

The chart represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

Annual Report | April 30, 2021	5

Emerald Insights Fund	Manager Commentary

April 30, 2021 (Unaudited)

April 30, 2021

Dear Shareholder:

Investment Results

The performance of the Emerald Insights Fund Class A Shares (without the sales load) for the 12 months ended 4/30/2021 reflected a return of 82.17%, surpassing the Russell 3000 Growth Index benchmark return of 52.41% by 2,976 basis points. Performance was driven by strength in the Healthcare, Financial Services, Energy, Producer Durables, and Consumer sectors, offset by weakness in the Technology sector.

Investment Analysis

Somehow, referring to the past 12 months as “unprecedented” seems insufficient, given the level of uncertainty the market was forced to digest. Investors struggled with the realities of lockdowns, quarantines, travel restrictions, work furloughs, and working from home while simultaneously seeing reports of improving economic activity, positive virus trends, a dovish Fed, and multiple rounds of economic stimulus.

Throughout the reporting period, the Insights Fund continued to benefit from our “Flexible Barbell” approach to portfolio construction, which kept the portfolio modestly underweight the FAANGM (“FAANG” is an acronym that refers to the stocks of five prominent American technology companies: Facebook (FB), Amazon (AMZN), Apple (AAPL), Netflix (NFLX); and Alphabet (GOOG) (formerly known as Google)) names while simultaneously overweighting a specific group of our favorite small- and mid-cap names, and dynamically adjusting the portfolio’s exposure between “stay-at-home” names and those stocks leveraged to an economic recovery.

The Insights the Fund's portfolio continues to trade at, or below, the benchmark index on every valuation metric that we track including Price/Earnings, Price/Sales, and Price/Book with a materially higher estimated 3-5 year EPS growth rate of 21.7% vs 19.03% for the index (all statistics from FactSet as of April 30, 2021).

Market Outlook

As of April 30, 2021, we enter the spring/summer of 2021, equities remain near record levels, while the economy as a whole continues to struggle with mixed messages regarding the vaccination rate, virus variants, the pace of economic recovery and employment, and volatility surrounding taxation, the U.S. Federal Reserve (the “Fed”) response to inflation expectations, political discord, cyber vulnerabilities, and the emergence of social-media driven investing. While the visceral fear experienced during 2020 has subsided, the level of economic uncertainty remains very high.

Not to sound like a broken record, but the core of the Fund’s “Flexible Barbell” strategy is the flexibility it gives us as portfolio managers in constructing seeking to construct portfolios that can do well under most investment/economic environments; while remaining true to our style as a growth manager. The flexibility to adjust between large vs. small names, cyclical vs. secular and bond proxies, names with more or less overseas exposure and lower earners vs. higher quality earners, has served us well in the past few years. This dynamic adjustment allows us to seek to take advantage of some of the broader economic themes presented to us without being dogmatically tied to a specific style category, apart from growth.

All in, we believe active managers have the opportunity to shine in the current liquidity-rich trading environment. We believe reasonably high stock dispersions, lower correlations and at least some focus on valuations in light of growth, should benefit managers possessing a strong research-based investment approach. We certainly think Emerald fits the bill as a manager with a deep, rigorous research focus and feel confident about our ability to identify and invest in some of the most exciting, innovative themes and companies in the domestic equity universe. As always Emerald will stick to our time-tested portfolio construction approach regardless of the inevitable changes in policy, interest rates and investor preferences seeking to take advantage of the price dislocations caused by these events.

6	www.emeraldmutualfunds.com

Emerald Insights Fund	Manager Commentary

April 30, 2021 (Unaudited)

Top Contributors	Top Detractors
Apple Inc.	Karyopharm Therapeutics, Inc.
Chart Industries, Inc.	Tabula Rasa Healthcare, Inc.
Voyager Digital Ltd.	EverQuote, Inc. Class A
Horizon Therapeutics Public Limited Company	American Well Corporation Class A
New Fortress Energy Inc. Class A	Ebix, Inc.
Chegg, Inc.	Varex Imaging Corporation
NVIDIA Corporation	Rocket Companies Inc Class A
Amazon.com, Inc.	Regeneron Pharmaceuticals, Inc.
Microsoft Corporation	Applied Therapeutics, Inc.
Varonis Systems, Inc.	Western Alliance Bancorp

David A. Volpe, CFA	Stephen L. Amsterdam	Joseph Hovorka
Deputy Chief Investment Officer	Associate Portfolio Manager	Associate Portfolio Manager
Portfolio Manager

Emerald Mutual Fund Advisers Trust

Past performance does not guarantee future results. Fund prices fluctuate as the underlying assets have exposure to market fluctuations and other risks, as described in the Fund’s prospectus. Please visit www.emeraldmutualfunds.com to obtain current performance information and for the current prospectus and statement of additional information. This material must be preceded or accompanied by a prospectus. Please read the prospectus carefully before investing.

The views of Emerald Mutual Fund Advisers Trust and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer's current views. The views expressed are those of the author only, and represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the Fund or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither Emerald Mutual Fund Advisers Trust nor the Fund accepts any liability for losses either direct or consequential caused by the use of this information.

The Emerald Insights Fund is distributed by ALPS Distributors, Inc.

The Fund is subject to investment risks, including possible loss of the principal amount invested and therefore is not suitable for all investors. The Fund may not achieve its objectives.

Diversification does not eliminate the risk of experiencing investment losses.

The Russell 3000® Growth Index is a market capitalization weighted index based on the Russell 3000® index. The Russell 3000® Growth Index includes companies that display signs of above average growth. The index is used to provide a gauge of the performance of growth stocks in the United States. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

Basis points refers to a common unit of measure for interest rates and other percentages in finance. One basis point is equal to 1/100th of 1%, or 0.01%, or 0.0001, and is used to denote the percentage change in a financial instrument.

Annual Report | April 30, 2021	7

Emerald Insights Fund	Manager Commentary

April 30, 2021 (Unaudited)

TOP TEN HOLDINGS
(as a % of Net Assets)*

Apple, Inc.	7.84%
Microsoft Corp.	6.90%
Amazon.com, Inc.	5.70%
Alphabet, Inc.	4.06%
Facebook, Inc.	3.76%
NVIDIA Corp.	3.21%
Voyager Digital, Ltd.	3.14%
United Therapeutics Corp.	2.44%
PayPal Holdings, Inc.	2.37%
Chart Industries, Inc.	2.19%
Top Ten Holdings	41.61%

INDUSTRY SECTOR ALLOCATION
(as a % of Net Assets)

Technology	36.05%
Consumer Discretionary	24.25%
Health Care	12.16%
Industrials	11.89%
Financial Services	5.93%
Energy	4.25%
Consumer Staples	1.99%
Basic Materials	1.73%
Real Estate	0.72%
Telecommunications	0.47%
Cash, Cash Equivalents, & Other Net Assets	0.56%
Total	100.00%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

ANNUALIZED TOTAL RETURN (for the period ended April 30, 2021)

	6 Month	1 Year	3 Year	5 Year	Since Inception(1)	Expense Gross(2)	Ratio Net(2)
Class A (NAV)	40.84%	82.17%	28.90%	23.68%	16.51%	2.25%	1.35%
Class A (LOAD)	34.17%	73.59%	26.84%	22.49%	15.67%	2.25%	1.35%
Russell MidCap® Growth Index(3)	24.84%	53.97%	21.99%	19.70%	15.70%
Russell 3000® Growth Index(4)	25.08%	52.41%	24.84%	22.59%	18.50%
Class C (NAV)	40.30%	80.92%	28.04%	22.88%	15.73%	2.90%	2.00%
Class C (LOAD)	39.30%	79.92%	28.04%	22.88%	15.73%	2.90%	2.00%
Russell MidCap® Growth Index(3)	24.84%	53.97%	21.99%	19.70%	15.70%
Russell 3000® Growth Index(4)	25.08%	52.41%	24.84%	22.59%	18.50%
Investor Class	40.79%	82.08%	28.85%	23.62%	16.44%	2.30%	1.40%
Russell MidCap® Growth Index(3)	24.84%	53.97%	21.99%	19.70%	15.70%
Russell 3000® Growth Index(4)	25.08%	52.41%	24.84%	22.59%	18.50%
Institutional Class	41.01%	82.62%	29.29%	24.04%	16.84%	1.95%	1.05%
Russell MidCap® Growth Index(3)	24.84%	53.97%	21.99%	19.70%	15.70%
Russell 3000® Growth Index(4)	25.08%	52.41%	24.84%	22.59%	18.50%

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained at www.emeraldmutualfunds.com.

Returns for periods less than 1 year are cumulative.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested.

Maximum Offering Price (MOP) for Class A shares includes the Fund's maximum sales charge of 4.75%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account.

A Contingent Deferred Sales Charge (CDSC) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase.

(1)	Inception Date – August 1, 2014.
(2)	Emerald Mutual Fund Advisers Trust ("Emerald" or the "Adviser") has agreed contractually to waive a portion of its fees and reimburse other expenses until August 31, 2021 in amounts necessary to limit the Fund's operating expenses (exclusive of Acquired Fund Fees and Expenses, brokerage expenses, interest expenses, taxes and extraordinary expense) for Class A, Class C, Institutional Class, and Investor Class shares to an annual rate (as percentage of the Fund's average daily net assets) of 1.35%, 2.00%, 1.05% and 1.40% respectively. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through the agreement described above to the extent that the Fund's expenses in later periods fall below the annual rates set forth in the relevant agreement. The Fund will not be obligated to pay any such deferred fees and expenses more than three years after the year(s) in which the fees and expense were incurred. The Adviser may not discontinue this waiver prior to August 31, 2021, without the approval by the Fund's Board of Trustees. Ratios as of the Prospectus dated August 31, 2020 and may differ from the ratios presented in the Financial Highlights.
(3)	The Russell MidCap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.
(4)	The Russell 3000® Growth Index is a market capitalization weighted index based on the Russell 3000® index. The Russell 3000® Growth Index includes companies that display signs of above average growth. The index is used to provide a gauge of the performance of growth stocks in the United States. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

Important Risks

Investing in smaller companies generally will present greater investment risks, including: greater price volatility, greater sensitivity to changing economic conditions and less liquidity than the securities of larger, more mature companies.

8	www.emeraldmutualfunds.com

Emerald Insights Fund	Manager Commentary

April 30, 2021 (Unaudited)

GROWTH OF $10,000 INVESTMENT IN THE FUND (for the period ended April 30, 2021)

Comparison of change in value of a $10,000 investment (includes applicable sales loads)

The chart represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

Annual Report | April 30, 2021	9

Emerald Banking and Finance Fund	Manager Commentary

April 30, 2021 (Unaudited)

April 30, 2021

Dear Shareholder:

Investment Results

The Emerald Bank & Finance Fund Class A shares (without sales load) outperformed the Fund's benchmark, the Russell 2000 Index, for the twelve months ended April 30, 2021, returning 125.21% vs. 74.91% for the Index. During the twelve months ended April 30, 2021, the Russell 2000 Financial Services Index returned 68.25%.

As we peak our head out from the “foxhole” we believe it is time to sound the “all clear”. Over the last fiscal year, we believe the coronavirus pandemic turned the operating environment for community banks upside down, threatening heightened credit losses while putting pressure on net interest margins, credit quality and bank earnings. Facing a potentially severe recession, community bank management teams were uncertain as to the severity of the credit deterioration to come and the potential credit risk in their loan portfolios. The Banking sector received its second “bail-out” in the last twelve years by way of the Paycheck Protection Program or PPP. While marketed to the U.S. public as a program to support workers and small business, the program was essential to maintain credit quality at banks, eliminated the typical requirements to recognize deferred loan, and modified loans as non-performing loans. Under PPP, banks offered borrowers relief through forbearance programs and loans while pocketing fees from the government to provide what essentially were grants to their borrowers. The U.S. government’s economic response to the pandemic was swift as well. Congress approved trillions of dollars of stimulus and the ability for banks to offer borrowers deferrals on loan payments through the Coronavirus Aid, Relief, and Economic Security Act, passed in late March 2020. The Fed moved quickly too, slashing short-term interest rates while launching quantitative easing and various lending facilities aimed at calming the credit markets. The efforts to soften the blow of the pandemic significantly reduced credit risk but caused excess cash to fill the coffers of many banks. Government actions effectively propped up borrowers and lowered the prospect of heightened credit losses but in turn led to pressures on net interest margins.

In fact, in our second quarter 2020 commentary we stated:

As we await Q2 earnings season we remain cautious on the fate of banks moving forward in 2020 given the uncertainty of credit given the industry wide practice of forbearance as well as the “artificial” strength of the consumer resulting from the government transfer payments that have supported the economy. For now, many businesses and households are awash in federal pandemic relief payments. Personal income surged 11% from March to April as a 90% spike in direct government transfers, mostly reflecting relief checks and expanded unemployment insurance, more than offset an 8% decline in employee compensation. Despite the support of a myriad of government programs, we believe the U.S. banking industry could see earnings drop by more than 50% in 2020 as net interest margins contract and credit costs increase.

Our expectation for the U.S. banking industry earnings to drop by more than 50% in 2020 was “off the mark” as credit cost increase did not come to fruition as we expected. Community bank returns on average equity in 2020 remained in the double digits for the third year in a row despite a drop in net interest margins for the industry. Community bank provisions for loan losses rose in 2020 but still represented only a modest headwind to earnings as credit quality deterioration to date has been minimal. Most community banks have not adopted the Current Expected Credit Loss accounting standard or CECL, which we believe would have led to far larger increases in reserves during the height of the pandemic. CECL requires banks to reserve for estimated losses over the life of a loan based on an economic forecast, as opposed to reserving when losses are probable. Economic forecasts were quite dire in the summer of 2020, prompting CECL-compliant banks to record sizable provisions for loan losses. Since community banks avoided the large increase in reserves, their returns outperformed larger institutions last year. While reserve builds were modest, deposit growth was just the opposite, with funds surging into community banks driven in part by the PPP program and “free money” to consumers from the U.S. government. Many institutions simply had too much cash and few attractive yield opportunities to put the funds to work. Loan growth outside the government’s Paycheck Protection Program remained hard to come by amid tightening underwriting standards and weak borrower demand.

Here is what we said about deposits in our second quarter 2020 commentary:

While we believe that deposit pricing in the second quarter has continued to adjust downward and loan yields have stabilized, thus putting less pressure on net interest margins, we believe that net interest margins will continue their downward trend as banks are now “flush” with deposits that banks have been unable to use to fund loans as loan growth has slowed in the second quarter of 2020.

According to S&P Global, through the fourth quarter of 2020, deposits jumped 12.6% from a year earlier. Loan balances rose 4.6% year over year as community banks participated heavily in the PPP program, originating close to 45% of the loans issued through the program in 2020. Excluding PPP, community bank loans actually dropped more than 7% from year-ago levels. According to the Federal Reserve H.8 data, excess liquidity continues to build in the first quarter of 2021. Since the end of the fourth quarter, the Federal Reserve’s H.8 report, which tracks commercial bank balances, shows that deposits at small domestically chartered banks continued to grow through the week ending March 31, 2021, at a nearly 21%

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Emerald Banking and Finance Fund	Manager Commentary

April 30, 2021 (Unaudited)

annualized rate. Deposit growth has been supported by the Fed’s efforts to flood the markets with liquidity through quantitative easing, which in turn has increased the level of reserves in the banking system. The Fed has maintained that it will continue asset purchases until its employment and inflation goals are met. Government stimulus has provided even greater support for deposits in recent months, with the second and third rounds sending U.S. savings rates back to historic levels. Since the pandemic began, U.S. savings rates have remained above 12% in every month. Before March 2020, the monthly savings rate exceeded 10% just once since January 2000. We believe deposit growth also benefited as PPP borrowers and corporates that drew on existing lines of credit early in the pandemic parked the funds they received. In fact, a long-term trend in the industry has been loan growth failing to keep pace with deposit growth. In the last year, deposits are up 17.0%, while loans have fallen 1.2%. Going back to the first quarter of 2008, deposits have more than doubled compared to just 35.9% growth for loans. As a result, the loans-to-deposits ratio declined to 58.6% at March 31 from 69.5% a year ago and 93.0% in 2008 according to S&P Global.

In the fourth quarter of 2020, it became somewhat apparent that community banks might have come through the pandemic with less damage to credit quality than we had previously expected.

We stated the following in our fourth quarter commentary:

We implemented an approach that viewed the pandemic banking environment as having four stages. We believe that four-stage process includes the original lockdown, pre-therapy/vaccine, post-therapy/vaccine, and the rebuilding of the economy. As previously stated, no one knows the “actual” timing of phases three and four, but what we do know is that the community banking sector has transitioned beyond the first two stages in better shape than even the most optimistic investors have and management teams could have expected. We believe that the plethora of government aid and transfer payments have been beneficial to the community banking sector to date. In our third quarter note, we stated that, “we remain cautious as we move forward into stage three, post-therapy/vaccine.” Our caution centered on credit quality migration and the low interest rate environment. At the time, the ten-year yield was sub 90 basis points.

As of April 30, 2021, as 38.4% of the U.S. population aged 18 or older are fully vaccinated and we have entered the “rebuilding of the economy” phase we have seen the ten-year yield remain above 1.55% for a significant period of time in 2021 and credit seems to have remained unblemished, for the most part. Community banks have offered borrowers historic levels of forbearance through loan payment deferrals. According to S&P Global, community bank deferrals peaked in the summer of 2020 at an estimated $330.6 billion, or 17.00% of the industry’s loans, excluding loans made through the PPP. Deferrals have fallen steadily since then, decreasing to $116.0 billion, or 5.99% of the industry’s ex-PPP loans at the end of the third quarter of 2020, and down further to $53.8 billion, or 2.77% of the industry’s loans, excluding PPP loans, at the end of the fourth quarter of 2020. Banks have said many borrowers resumed normal payments once their deferral period expired. The CARES Act permitted financial institutions to avoid classifying loan deferrals related to the COVID-19 pandemic as troubled debt restructurings. Since deferrals were not classified as TDRs, banks were not required to test for impairment. That provision was originally set to expire Dec. 31, 2020, but was extended to Jan. 1, 2022, in the stimulus package passed late in 2020. Several trillion dollars in government stimulus and more than $500 billion in government guaranteed loans through the PPP no doubt propped up many borrowers during 2020 as well. As relief efforts spread, community bank credit quality performed much better than the investment community had expected in the early days of the pandemic. Nonaccruals rose to 0.69% of loans in 2020 from 0.63% in 2019, while net charge-offs held steady at just 0.20% of average loans.

As a result of the sustained credit quality and after a spike in the first half of 2020, the provision for credit losses declined in the second half of the year and then dove to negative $13.38 billion in the quarter ended March 31, 2021, according to S&P Global. Year-over-year provisions were down about $66 billion. According to S&P Global, the first quarter of 2021 represents the only quarter with a negative provision during the last 30 years. Even in the eight-quarter period following the massive reserve builds during 2008 to 2010, provisioning across the industry remained above $14 billion.

With lower provisioning across the banking industry, net income was $76.72 billion, up more than fourfold year over year in the first quarter of 2021 and 21.1% higher than the previous record set in the second quarter of 2019. Excluding the provision, profitability has not dramatically fluctuated during the last three years. Pre-provision revenue has ranged from $75.34 billion to $91.96 billion on a quarterly basis. The first-quarter value was $81.54 billion, which was 8.2% higher than the year-ago period but below the 13-quarter average according to S&P.

Given the aforementioned growth in deposits and slower loan growth, we do expect net interest margins to remain under pressure in the second half of 2021. Banks are offsetting the slower loan growth with securities and cash and equivalents, which were up 30.2% and 40.2%, respectively, on a year-over-year basis. At March 31, the combination of those categories comprised 42.9% of total assets, relative to just 35.6% a year ago according to S&P.

We believe a greater reliance on lower-yielding assets will cause margin compression. The net interest margin on a taxable equivalent basis was 2.53% in the first quarter of 2021, down 10 basis points from the fourth quarter of 2020 and 63 basis points from a year ago. Lower margins are offsetting all the net interest income growth from a bigger balance sheet. First-quarter 2021 net interest income was approximately the same level

Annual Report | April 30, 2021	11

Emerald Banking and Finance Fund	Manager Commentary

April 30, 2021 (Unaudited)

as in the fourth quarter of 2017, when total assets were more than $5 billion lower. Carrying a smaller percentage of loans acts as a profitability anchor, but we believe it also provides banks with a tremendous amount of flexibility going forward.

Now that the “smoke” has cleared, we also believe that bank M&A activity will return to the bank industry. According to S&P Global, U.S. bank M&A surged in April 2021 with 19 announced deals, the most deals in a month since January 2020, before the onset of the COVID-19 pandemic. The activity brought the total number of deal announcements up to 53 in 2021, year-to-date, compared to 43 during the same period in 2020.

Total deal value for the 2021 deals increased to $24.83 billion from $6.53 billion during the same period in 2020, with April alone accounting for $13.56 billion of the total deal value according to S&P. The median deal value-to-tangible book value for deals announced in 2021 increased to 149.9%, compared to 134.2% for all of 2020.

Banks stock have performed well year-to-date as of April 30, 2021 with the SNL Small Cap U.S. Bank Index up about 28.06% and the SNL Mid Cap Bank Index up about 28.54%. While banks have had a great run compared to the broader market in the first quarter of 2021, we do not believe the “strength” in the sector has run its course. While banks have outperformed the S&P 500 by over 50% since the election in 2020, we believe valuations remain attractive. Based on S&P Global data, we believe bank price-to-tangible book values (TBV) look most attractive for small cap banks. At the end of first quarter 2021, the SNL Large Cap U.S. Bank & Thrift Index traded at 196% of TBV while the SNL Mid Cap U.S. Bank & Thrift Index trades at 195% of TBV but only 148% of TBV for the SNL Small Cap U.S. Bank & Thrift Index. These valuation discrepancies hold true if we were to examine the same indices on a price-to-earnings ratio (P/E). On a P/E basis, the SNL Large Cap U.S. Bank & Thrift Index traded at an 18.8x P/E (LTM) while the SNL Mid Cap U.S. Bank & Thrift Index traded at 10x P/E (LTM) and the SNL Small Cap U.S. Bank & Thrift Index at 5.8x P/E (LTM).

We continue to favor banks with differentiated business models such as banking-as-a-service or those focused on payment services. Additionally, we would anticipate that banks with outsized exposure to SBA lending to outperform as the government SBA 7a program has increased the government guarantee from 75% to 90% and have waived fees for borrowers on both the 7a and 504 programs.

Top Contributors	Top Detractors
Silvergate Capital Corp. Class A	Esquire Financial Holdings, Inc.
Voyager Digital Ltd.	Marathon Digital Holdings Inc
Bancorp Inc	Meta Financial Group, Inc.
Open Lending Corporation Class A	FinTech Acquisition Corp. V Class A
Live Oak Bancshares, Inc.	Bank7 Corp.
Triumph Bancorp, Inc.	Spartan Acquisition Corp. II Units Cons of 1 Sh A + 1/2 Wt
ECN Capital Corp.	VPC Impact Acquisition Holdings Class A
OneMain Holdings, Inc.	Lemonade Inc
Colony Capital, Inc. Class A	Amerant Bancorp Inc. Class A
PennyMac Financial Services, Inc.	DeFi Technologies Inc.

Kenneth G. Mertz II, CFA	Steven E. Russell, Esq.
Chief Investment Officer	Portfolio Manager
Portfolio Manager

Emerald Mutual Fund Advisers Trust

Past performance does not guarantee future results. Fund prices fluctuate as the underlying assets have exposure to market fluctuations and other risks, as described in the Fund’s prospectus. Please visit www.emeraldmutualfunds.com to obtain current performance information and for the current prospectus and statement of additional information. This material must be preceded or accompanied by a prospectus. Please read the prospectus carefully before investing.

The views of Emerald Mutual Fund Advisers Trust and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer's current views. The views expressed are those of the author only, and represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the Fund or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither Emerald Mutual Fund Advisers Trust nor the Fund accepts any liability for losses either direct or consequential caused by the use of this information.

12	www.emeraldmutualfunds.com

Emerald Banking and Finance Fund	Manager Commentary

April 30, 2021 (Unaudited)

The Emerald Banking and Finance Fund is distributed by ALPS Distributors, Inc.

The Fund is subject to investment risks, including possible loss of the principal amount invested and therefore is not suitable for all investors. The Fund may not achieve its objectives.

Diversification does not eliminate the risk of experiencing investment losses.

The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Index is not actively managed and does not reflect any deduction of fees, expenses or taxes. An investor may not invest directly into the Index.

The Russell 2000® Financial Services Index – is comprised of the smallest financial services companies in the Russell 3000 Index. The Index is not actively managed and does not reflect any deductions for fees, expense, or taxes. An investor may not invest directly in the Index.

SNL Small Cap Bank & Thrift Index: Includes all publicly traded (NYSE, NYSE Amex, NASDAQ, OTC BB, Pink Sheets) Banks and Thrifts in SNL's coverage universe with $250M to $1B Total Common Market Capitalization as of most recent pricing data. Source: SNL Financial, data as of April 30, 2019.

The Standard & Poor’s 500® Index is an unmanaged index of 500 common stocks chosen for the market size, liquidity and industry group representation. It is a market-value weighted index. The Index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor may not invest directly into the Index

The Russell 2000® Value Index measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios (A ratio used to compare a stock's market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter's book value per share.) and lower forecasted growth values. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

Annual Report | April 30, 2021	13

Emerald Banking and Finance Fund	Manager Commentary

April 30, 2021 (Unaudited)

TOP TEN HOLDINGS
(as a % of Net Assets)*

Voyager Digital, Ltd.	5.41%
Galaxy Digital Holdings, Ltd.	4.79%
Triumph Bancorp, Inc.	4.21%
Bancorp, Inc.	4.07%
LendingClub Corp.	3.92%
Signature Bank/New York NY	3.79%
Colony Capital, Inc.	3.63%
Social Capital Hedosophia	3.28%
Holdings Corp. V ECN Capital Corp.	3.17%
Power REIT	2.89%
Top Ten Holdings	39.16%

INDUSTRY SECTOR ALLOCATION
(as a % of Net Assets)

Banks	34.02%
Diversified Real Estate Activities	12.17%
Securities Brokerage & Services	10.20%
Asset Managers And Custodians	7.78%
Transaction Processing Services	5.70%
Investment Services	5.13%
Other Specialty REITs	3.95%
Consumer Lending	3.92%
Diversified REITs	3.64%
Consumer Finance & Mortgage Companies	3.17%
Mortgage REITs: Commercial	1.76%
Consumer Digital Services	1.58%
Financial Data Providers	1.52%
Property And Casualty Insurance	1.45%
Diversified Financial Services	1.39%
Infrastructure REITs	0.58%
Warrant	0.11%
Cash, Cash Equivalents, & Other Net Assets	1.93%
Total	100.00%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

ANNUALIZED TOTAL RETURN (for the period ended April 30, 2021)

	6 Month	1 Year	3 Year	5 Year	10 Year	Since Inception(1)	Expense Gross(2)	Ratio Net(2)
Class A (NAV)	84.83%	125.21%	12.09%	16.31%	15.14%	10.01%	1.48%	1.48%
Class A (LOAD)	76.06%	114.52%	10.29%	15.18%	14.58%	9.79%	1.48%	1.48%
Russell 2000® Index(3)	48.06%	74.91%	15.23%	16.48%	11.63%	9.21%
Russell 2000® Financial Services Index(4)	50.86%	68.25%	9.87%	12.44%	11.38%	8.93%
Class C (NAV)	84.23%	123.68%	11.36%	15.56%	14.41%	10.18%	2.13%	2.13%
Class C (LOAD)	83.23%	122.68%	11.36%	15.56%	14.41%	10.18%	2.13%	2.13%
Russell 2000® Index(3)	48.06%	74.91%	15.23%	16.48%	11.63%	9.21%
Russell 2000® Financial Services Index(4)	50.86%	68.25%	9.87%	12.44%	11.38%	8.93%
Investor Class	84.80%	125.07%	12.06%	16.31%	15.18%	13.99%	1.53%	1.53%
Russell 2000® Index(3)	48.06%	74.91%	15.23%	16.48%	11.63%	9.21%
Russell 2000® Financial Services Index(4)	50.86%	68.25%	9.87%	12.44%	11.38%	8.93%
Institutional Class	85.18%	125.94%	12.49%	16.71%	–	16.66%	1.18%	1.18%
Russell 2000® Index(3)	48.06%	74.91%	15.23%	16.48%	11.63%	9.21%
Russell 2000® Financial Services Index(4)	50.86%	68.25%	9.87%	12.44%	11.38%	8.93%

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained at www.emeraldmutualfunds.com.

Performance shown for periods prior to March 16, 2012, reflects the performance of the Forward Banking & Finance Fund, a series of Forward Funds (as a result of a reorganization of the Forward Banking & Finance Fund into the Emerald Banking & Finance Fund).

Returns for periods less than 1 year are cumulative.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested.

Maximum Offering Price (MOP) for Class A shares includes the Fund's maximum sales charge of 4.75%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account.

A Contingent Deferred Sales Charge (CDSC) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase.

(1)	Inception Dates - Class A: 02/18/1997, Class C: 07/01/2000, Institutional Class: 03/19/2012, Investor Class: 03/16/2010

(2)	Emerald Mutual Fund Advisers Trust ("Emerald" or the "Adviser") has agreed contractually to waive a portion of its fees and reimburse other expenses until August 31, 2021 in amounts necessary to limit the Fund's operating expenses (exclusive of Acquired Fund Fees and Expenses, brokerage expenses, interest expenses, taxes and extraordinary expense) for Class A, Class C, Institutional Class, and Investor Class shares to an annual rate (as percentage of the Fund's average daily net assets) of 1.84%, 2.49%, 1.54% and 1.89% respectively. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through the agreement described above to the extent that the Fund's expenses in later periods fall below the annual rates

14	www.emeraldmutualfunds.com

Emerald Banking and Finance Fund	Manager Commentary

April 30, 2021 (Unaudited)

set forth in the relevant agreement. The Fund will not be obligated to pay any such deferred fees and expenses more than three years after the year(s) in which the fees and expense were incurred. The Adviser may not discontinue this waiver prior to August 31, 2021, without the approval by the Fund's Board of Trustees. Ratios as of the Prospectus dated August 31, 2020 and may differ from the ratios presented in the Financial Highlights.

(3)	The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® is a subset of the Russell 3000® Index representing approximately 8% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into an index.

(4)	The Russell 2000® Financial Services Index is an additional index, and is comprised of the smallest financial services companies in the Russell 3000® Index. The Index is not actively managed and does not reflect any deductions for fees, expense, or taxes. An investor may not invest directly in the Index.

Important Risks

A fund that concentrates in a particular industry will involve a greater degree of risk than a fund with a more diversified portfolio. Investing in smaller companies generally will present greater investment risks, including: greater price volatility, greater sensitivity to changing economic conditions and less liquidity than the securities of larger, more mature companies.

Annual Report | April 30, 2021	15

Emerald Banking and Finance Fund	Manager Commentary

April 30, 2021 (Unaudited)

GROWTH OF $10,000 INVESTMENT IN THE FUND (for the period ended April 30, 2021)

Comparison of change in value of a $10,000 investment (includes applicable sales loads)

The chart represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

16	www.emeraldmutualfunds.com

Emerald Funds	Disclosure of Fund Expenses

April 30, 2021 (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including applicable sales charges (loads); and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the (six-month) period and held for the entire period November 1, 2020 through April 30, 2021.

Actual Expenses

The first line for each share class of the Fund in the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the applicable line under the heading titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example For Comparison Purposes

The second line for each share class of each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line for each share class of the Fund within the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 11/01/20	Ending Account Value 04/30/21	Expense Ratio(a)	Expense Paid During Period 11/01/20 - 4/30/21(b)
Emerald Growth Fund
Class A
Actual	$ 1,000.00	$ 1,339.80	0.99%	$ 5.74
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,019.89	0.99%	$ 4.96
Class C
Actual	$ 1,000.00	$ 1,335.40	1.65%	$ 9.55
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,016.61	1.65%	$ 8.25
Institutional Class
Actual	$ 1,000.00	$ 1,341.90	0.68%	$ 3.95
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,021.42	0.68%	$ 3.41
Investor Class
Actual	$ 1,000.00	$ 1,339.60	1.03%	$ 5.97
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,019.69	1.03%	$ 5.16

Annual Report | April 30, 2021	17

Emerald Funds	Disclosure of Fund Expenses

April 30, 2021 (Unaudited)

	Beginning Account Value 11/01/20	Ending Account Value 04/30/21	Expense Ratio(a)	Expense Paid During Period 11/01/20 - 4/30/21(b)
Emerald Insights Fund
Class A
Actual	$ 1,000.00	$ 1,408.40	1.35%	$ 8.06
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,018.10	1.35%	$ 6.76
Class C
Actual	$ 1,000.00	$ 1,403.00	2.00%	$ 11.92
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,014.88	2.00%	$ 9.99
Institutional Class
Actual	$ 1,000.00	$ 1,410.10	1.05%	$ 6.27
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,019.59	1.05%	$ 5.26
Investor Class
Actual	$ 1,000.00	$ 1,407.90	1.40%	$ 8.36
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,017.85	1.40%	$ 7.00

Emerald Banking and Finance Fund
Class A
Actual	$ 1,000.00	$ 1,848.70	1.47%	$ 10.38
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,017.50	1.47%	$ 7.35
Class C
Actual	$ 1,000.00	$ 1,842.30	2.11%	$ 14.87
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,014.33	2.11%	$ 10.54
Institutional Class
Actual	$ 1,000.00	$ 1,851.80	1.12%	$ 7.92
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,019.24	1.12%	$ 5.61
Investor Class
Actual	$ 1,000.00	$ 1,848.40	1.50%	$ 10.59
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,017.36	1.50%	$ 7.50

(a)	The Fund's expense ratios have been based on the Fund's most recent fiscal half-year expenses.
(b)	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181)/365 (to reflect the half-year period).

18	www.emeraldmutualfunds.com

Emerald Growth Fund	Schedule of Investments

April 30, 2021

Shares		Value (Note 2)
COMMON STOCKS: 99.08%
Basic Materials: 1.40%
460,545	Avient Corp.	$23,381,870

Consumer Discretionary: 18.92%
200,300	BJ's Restaurants, Inc.(a)	12,216,297
304,570	Chegg, Inc.(a)	27,511,808
130,024	Churchill Downs, Inc.	27,500,076
262,829	Chuy's Holdings, Inc.(a)	12,841,825
387,820	Cinemark Holdings, Inc.(a)	8,221,784
205,890	Dick's Sporting Goods, Inc.	17,002,396
1,021,639	Everi Holdings, Inc.(a)	18,062,578
92,734	Five Below, Inc.(a)	18,664,572
216,082	Jack in the Box, Inc.	26,070,293
295,189	Latham Group, Inc.(a)	7,674,914
399,149	Lindblad Expeditions Holdings, Inc.(a)	6,542,052
400,758	National Vision Holdings, Inc.(a)	20,202,211
576,604	Noodles & Co.(a)	6,968,259
368,254	Petco Health & Wellness Company(a)	8,698,159
199,002	Planet Fitness, Inc., Class A(a)	16,714,178
614,270	PlayAGS, Inc.(a)	5,497,717
299,211	SeaWorld Entertainment, Inc.(a)	16,384,794
28,783	Stamps.com, Inc.(a)	5,911,165
126,127	Sun Country Airlines Holdings, Inc.(a)	5,133,369
400,257	Tilly's, Inc., Class A(a)	4,827,099
95,311	Visteon Corp.(a)	11,609,833
156,910	Winnebago Industries, Inc.	12,544,955
224,096	YETI Holdings, Inc.(a)	19,142,280
		315,942,614

Consumer Staples: 5.21%
731,750	BellRing Brands, Inc., Class A(a)	18,871,833
243,555	Freshpet, Inc.(a)	45,013,835
670,104	Simply Good Foods Co.(a)	23,152,093
		87,037,761

Energy: 0.27%
272,010	American Superconductor Corp.(a)	4,480,005

Financial Services: 12.34%
730,176	BRP Group, Inc., Class A(a)	21,189,707
70,000	Cannae Holdings, Inc.(a)	2,779,000
9,000	CNB Financial Corp.	229,140
1,182,409	Eastern Bankshares, Inc.	25,220,784
131,419	First Choice Bancorp	4,208,036
176,547	Houlihan Lokey, Inc.	11,699,770
222,855	Live Oak Bancshares, Inc.	14,253,806
180,500	Mid Penn Bancorp, Inc.(a)	4,871,695
54,234	Midwest Holding, Inc.(a)	2,604,317
406,204	Moelis & Co., Class A	22,048,753
399,096	OceanFirst Financial Corp.	9,123,335
586,542	Pacific Premier Bancorp, Inc.	25,825,444
251,212	Palomar Holdings, Inc.(a)	17,675,276
587,773	Paya Holdings, Inc., Class A(a)	6,559,547
Shares		Value (Note 2)
Financial Services (continued)
73,752	Silvergate Capital Corp., Class A(a)	$7,907,689
150,344	South State Corp.	12,677,006
311,670	Trinity Capital, Inc.	4,537,915
17,863	Triumph Bancorp, Inc.(a)	1,583,198
488,510	Voyager Digital, Ltd.(a)	10,991,475
		205,985,893

Health Care: 22.06%
436,473	AdaptHealth Corp.(a)	12,683,905
103,010	Addus HomeCare Corp.(a)	10,898,458
376,850	Applied Therapeutics, Inc.(a)	6,979,262
144,350	Arena Pharmaceuticals, Inc.(a)	9,906,741
157,050	Arvinas, Inc.(a)	10,827,027
304,060	AtriCure, Inc.(a)	23,433,904
424,291	Avrobio, Inc.(a)	4,955,719
132,058	Blueprint Medicines Corp.(a)	12,719,827
166,235	ChemoCentryx, Inc.(a)	8,034,138
445,807	Collegium Pharmaceutical, Inc.(a)	9,941,496
1,166,175	Curis, Inc.(a)	12,618,014
181,234	Deciphera Pharmaceuticals, Inc.(a)	8,403,821
60,000	DermTech, Inc.(a)	2,523,000
223,213	Dicerna Pharmaceuticals, Inc.(a)	6,962,013
200,000	Evolus, Inc.(a)	1,822,000
509,975	Gossamer Bio, Inc.(a)	4,406,184
100,867	Integer Holdings Corp.(a)	9,469,394
234,922	KalVista Pharmaceuticals, Inc.(a)	5,866,002
113,006	Karuna Therapeutics, Inc.(a)	12,544,796
945,533	MannKind Corp.(a)	4,321,086
96,859	Merit Medical Systems, Inc.(a)	6,160,232
575,523	NeoGenomics, Inc.(a)	28,194,872
779,732	Ocular Therapeutix, Inc.(a)	14,331,474
1,144,940	Organogenesis Holdings, Inc.(a)	25,600,858
347,433	ORIC Pharmaceuticals, Inc.(a)	8,383,558
74,929	Passage Bio, Inc.(a)	1,405,668
113,584	Privia Health Group, Inc.(a)	4,125,371
151,759	Reata Pharmaceuticals, Inc., Class A(a)	15,388,363
429,603	Replimune Group, Inc.(a)	15,719,174
374,383	SeaSpine Holdings Corp.(a)	7,790,910
116,726	Seer, Inc.(a)	5,944,855
226,253	TransMedics Group, Inc.(a)	6,495,724
118,078	Treace Medical Concepts, Inc.(a)	3,702,926
72,775	Turning Point Therapeutics, Inc.(a)	5,547,638
26,698	Twist Bioscience Corp.(a)	3,582,605
137,146	Ultragenyx Pharmaceutical, Inc.(a)	15,310,979
106,024	United Therapeutics Corp.(a)	21,370,197
		368,372,191

Industrials: 16.64%
190,070	Altra Industrial Motion Corp.	11,216,031
83,407	Ameresco, Inc., Class A(a)	4,403,055
405,634	AZEK Co., Inc.(a)	19,584,009
175,000	Babcock & Wilcox Enterprises, Inc.(a)	1,578,500

Annual Report | April 30, 2021	19

Emerald Growth Fund	Schedule of Investments

April 30, 2021

Shares		Value (Note 2)
Industrials (continued)
221,062	Chart Industries, Inc.(a)	$35,509,189
353,518	Echo Global Logistics, Inc.(a)	11,560,039
138,548	FARO Technologies, Inc.(a)	10,508,173
132,719	Forward Air Corp.	11,717,760
154,544	H&E Equipment Services, Inc.	6,011,762
97,285	Hayward Holdings, Inc.(a)	1,943,754
73,435	Hydrofarm Holdings Group, Inc.(a)	4,824,679
112,058	Installed Building Products, Inc.	15,088,610
878,394	Kratos Defense & Security Solutions, Inc.(a)	23,488,256
112,502	Masonite International Corp.(a)	14,207,878
313,591	Montrose Environmental Group, Inc.(a)	16,999,768
69,041	NV5 Global, Inc.(a)	6,222,665
359,234	Repay Holdings Corp.(a)	8,208,497
189,335	Summit Materials, Inc., Class A(a)	5,450,955
200,489	Tetra Tech, Inc.	25,588,411
231,021	Trex Co., Inc.(a)	24,947,958
239,913	TriNet Group, Inc.(a)	18,883,552
		277,943,501

Real Estate: 0.70%
105,470	Hannon Armstrong Sustainable Infrastructure Capital, Inc.	5,526,628
78,761	Ryman Hospitality Properties, Inc.(a)	6,194,553
		11,721,181

Technology: 19.89%
429,604	Allegro MicroSystems, Inc.(a)	10,602,627
446,516	Cantaloupe, Inc.(a)	4,621,441
361,446	Cohu, Inc.(a)	14,461,454
320,400	Covetrus, Inc.(a)	9,179,460
157,341	Diodes, Inc.(a)	12,085,362
176,990	DoubleVerify Holdings, Inc.(a)	6,231,818
352,753	EverQuote, Inc., Class A(a)	11,947,744
222,850	FormFactor, Inc.(a)	8,724,578
165,657	Jamf Holding Corp.(a)	6,049,794
288,663	Lattice Semiconductor Corp.(a)	14,522,636
200,000	Leaf Group, Ltd.(a)	1,772,000
212,034	LiveRamp Holdings, Inc.(a)	10,385,425
551,483	MACOM Technology Solutions Holdings, Inc.(a)	31,219,453
380,904	MediaAlpha, Inc., Class A(a)	16,855,002
351,203	Model N, Inc.(a)	13,970,855
287,099	Onto Innovation, Inc.(a)	19,672,023
242,004	Perficient, Inc.(a)	15,877,882
212,061	Ping Identity Holding Corp.(a)	5,148,841
125,839	Q2 Holdings, Inc.(a)	13,089,773
379,905	Rapid7, Inc.(a)	30,867,281
393,329	Sailpoint Technologies Holdings, Inc.(a)	19,206,255
182,487	Semtech Corp.(a)	12,361,669
149,996	SkyWater Technology, Inc.(a)	3,119,917
Shares		Value (Note 2)
Technology (continued)
270,603	Super Micro Computer, Inc.(a)	$10,017,723
570,225	Varonis Systems, Inc.(a)	30,193,414
		332,184,427

Telecommunications: 1.65%
194,296	Cogent Communications Holdings, Inc.	14,671,291
92,917	Shenandoah Telecommunications Co.	4,391,257
514,835	Viavi Solutions, Inc.(a)	8,422,701
		27,485,249

	Total Common Stocks
	(Cost $999,835,119)	1,654,534,692

SHORT TERM INVESTMENTS: 1.44%
23,969,071	Dreyfus Government Cash Management Fund - Institutional Class 0.030% (7-Day Yield)	23,969,071

	Total Short Term Investments
	(Cost $23,969,071)	23,969,071

Total Investments: 100.52%
(Cost $1,023,804,190)		1,678,503,763

Liabilities In Excess Of Other Assets: (0.52)%		(8,643,673)
Net Assets: 100.00%		$1,669,860,090

(a)	Non-income producing security.

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Notes to Financial Statements.

20	www.emeraldmutualfunds.com

Emerald Insights Fund	Schedule of Investments

April 30, 2021

Shares		Value (Note 2)
COMMON STOCKS: 99.44%
Basic Materials: 1.73%
1,661	Scotts Miracle-Gro Co.	$383,957

Consumer Discretionary: 24.25%
364	Amazon.com, Inc.(a)	1,262,141
107	Booking Holdings, Inc.(a)	263,870
2,431	Camping World Holdings, Inc., Class A	105,846
5,002	Chegg, Inc.(a)	451,831
428	Churchill Downs, Inc.	90,522
15,577	Cinemark Holdings, Inc.(a)	330,232
4,122	Dick's Sporting Goods, Inc.	340,395
16,337	Everi Holdings, Inc.(a)	288,838
504	Home Depot, Inc.	163,130
3,172	Overstock.com, Inc.(a)	258,518
11,581	Petco Health & Wellness Company(a)	273,543
27,065	PlayAGS, Inc.(a)	242,232
2,345	Polaris, Inc.	328,370
7,880	SeaWorld Entertainment, Inc.(a)	431,509
695	Williams-Sonoma, Inc.	118,671
5,303	Winnebago Industries, Inc.	423,975
		5,373,623

Consumer Staples: 1.99%
741	Freshpet, Inc.(a)	136,951
6,252	National Beverage Corp.	303,785
		440,736

Energy: 4.25%
4,803	Cheniere Energy, Inc.(a)	372,328
5,557	New Fortress Energy, Inc.	236,284
27,168	TechnipFMC PLC(a)	201,043
52,441	TETRA Technologies, Inc.(a)	131,627
		941,282

Financial Services: 5.93%
1,814	Blackstone Group, Inc., Class A	160,521
364	S&P Global, Inc.	142,102
1,643	Silvergate Capital Corp., Class A(a)	176,163
30,926	Voyager Digital, Ltd.(a)	695,835
1,319	Western Alliance Bancorp	138,587
		1,313,208

Health Care: 12.16%
11,883	Avrobio, Inc.(a)	138,793
3,038	Cantel Medical Corp.(a)	267,071
4,519	Collegium Pharmaceutical, Inc.(a)	100,774
8,396	Dicerna Pharmaceuticals, Inc.(a)	261,871
3,967	Horizon Therapeutics PLC(a)	375,358
2,851	Integer Holdings Corp.(a)	267,652
11,145	Karyopharm Therapeutics, Inc.(a)	104,094
1,242	Reata Pharmaceuticals, Inc., Class A(a)	125,939
7,069	SeaSpine Holdings Corp.(a)	147,106
3,197	TransMedics Group, Inc.(a)	91,786
Shares		Value (Note 2)
Health Care (continued)
1,079	Turning Point Therapeutics, Inc.(a)	$82,252
2,681	United Therapeutics Corp.(a)	540,382
677	Veeva Systems, Inc., Class A(a)	191,219
		2,694,297

Industrials: 11.89%
3,044	Ameresco, Inc., Class A(a)	160,693
36,217	Babcock & Wilcox Enterprises, Inc.(a)	326,677
3,026	Chart Industries, Inc.(a)	486,066
400	Generac Holdings, Inc.(a)	129,580
8,196	Hayward Holdings, Inc.(a)	163,756
1,451	Installed Building Products, Inc.	195,377
6,228	Kratos Defense & Security Solutions, Inc.(a)	166,537
2,081	Mercury Systems, Inc.(a)	156,575
560	Paylocity Holding Corp.(a)	108,214
2,005	PayPal Holdings, Inc.(a)	525,892
923	Visa, Inc., Class A	215,576
		2,634,943

Real Estate: 0.72%
186	CoStar Group, Inc.(a)	158,924
Technology: 36.05%
255	Adobe, Inc.(a)	129,627
382	Alphabet, Inc., Class A(a)	899,037
2,209	Anaplan, Inc.(a)	131,767
13,220	Apple, Inc.	1,737,901
6,451	Cohu, Inc.(a)	258,104
628	Crowdstrike Holdings, Inc., Class A(a)	130,944
7,421	Ebix, Inc.	223,446
5,078	EverQuote, Inc., Class A(a)	171,992
2,562	Facebook, Inc., Class A(a)	832,855
457	HubSpot, Inc.(a)	240,588
6,065	Microsoft Corp.	1,529,472
1,186	NVIDIA Corp.	712,051
1,299	Proofpoint, Inc.(a)	223,571
4,273	SkyWater Technology, Inc.(a)	88,878
1,020	Teradyne, Inc.	127,582
1,900	UiPath, Inc.(a)	136,800
7,833	Varonis Systems, Inc.(a)	414,757
		7,989,372

Telecommunications: 0.47%
1,227	Lumentum Holdings, Inc.(a)	104,356

	Total Common Stocks
	(Cost $13,206,561)	22,034,698

Annual Report | April 30, 2021	21

Emerald Insights Fund	Schedule of Investments

April 30, 2021

Shares		Value (Note 2)
SHORT TERM INVESTMENTS: 0.45%
100,752	Dreyfus Government Cash Management Fund - Institutional Class 0.030% (7-Day Yield)	$100,752

	Total Short Term Investments
	(Cost $100,752)	100,752

Total Investments: 99.89%
(Cost $13,307,313)		22,135,450

Other Assets In Excess Of Liabilities: 0.11%		24,306
Net Assets: 100.00%		$22,159,756

(a)	Non-income producing security.

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Notes to Financial Statements.

22	www.emeraldmutualfunds.com

Emerald Banking and Finance Fund	Schedule of Investments

April 30, 2021

Shares		Value (Note 2)
COMMON STOCKS: 93.59%
Financial Services: 78.14%
Asset Managers And Custodians: 6.35%
328,500	Altimar Acquisition Corp.(a)	$3,445,965
165,280	Diginex, Ltd.(a)	1,031,347
387,930	Ether Capital Corp.(a)	1,210,342
400,680	Figure Acquisition Corp. I(a)	4,153,048
80,840	Riot Blockchain Inc(a)	3,381,537
32,300	Trinity Capital, Inc.	470,288
240,170	VPC Impact Acquisition Holdings, Class A(a)	2,627,460
		16,319,987

Banks: 34.02%
41,390	Axos Financial, Inc.(a)	1,868,759
471,696	Bancorp, Inc.(a)	10,474,010
26,842	Community Heritage Financial, Inc.	601,261
62,093	Customers Bancorp, Inc.(a)	2,143,450
98,840	Eastern Bankshares, Inc.	2,108,257
51,560	Fifth Third Bancorp	2,090,243
40,740	First Financial Bankshares, Inc.	1,999,519
80,030	First Foundation, Inc.	1,904,714
22,295	First Republic Bank	4,085,336
107,294	Live Oak Bancshares, Inc.	6,862,524
53	Mechanics Bank/Walnut Creek CA(a)	1,510,500
22,175	Metropolitan Bank Holding Corp.(a)	1,393,699
342,570	New York Community Bancorp, Inc.	4,097,137
17,270	Pacific Premier Bancorp, Inc.	760,398
83,618	ServisFirst Bancshares, Inc.	5,288,002
38,785	Signature Bank/New York NY	9,754,815
69,138	Silvergate Capital Corp., Class A(a)	7,412,976
8,426	SVB Financial Group(a)	4,818,240
88,145	TriState Capital Holdings, Inc.(a)	2,104,021
122,206	Triumph Bancorp, Inc.(a)	10,831,118
194,830	VersaBank	2,382,374
28,400	Western Alliance Bancorp	2,983,988
		87,475,341

Consumer Finance & Mortgage Companies: 3.17%
1,216,580	ECN Capital Corp.	8,155,733

Consumer Lending: 3.92%
654,810	LendingClub Corp.(a)	10,077,526

Diversified Financial Services: 1.39%
61,750	Cannae Holdings, Inc.(a)	2,451,475
1,046,260	DeFi Technologies, Inc.(a)	1,129,961
		3,581,436

Diversified Real Estate Activities: 12.17%
171,741	FG New America Acquisition Corp.(a)	1,927,793
620,957	Fintech Acquisition Corp. V, Class A(a)	7,097,538
683,720	Good Works Acquisition Corp.(a)	6,905,572
268,409	Paysafe, Ltd.(a)	3,704,044
Shares		Value (Note 2)
Diversified Real Estate Activities (continued)
35,469	Reinvent Technology Partners Z(a)	$362,493
463,267	Social Capital Hedosophia Holdings Corp. V(a)	8,426,827
267,126	Spartan Acquisition Corp. II(a)	2,873,608
		31,297,875

Financial Data Providers: 1.52%
55,020	Nuvei Corp.(a)	3,898,128

Investment Services: 2.19%
12,754	Coinbase Global, Inc., Class A(a)	3,796,100
138,780	Porch Group, Inc.(a)	1,847,162
		5,643,262

Mortgage REITs: Commercial: 1.76%
199,560	AFC Gamma, Inc.(a)	4,534,003

Property And Casualty Insurance: 1.45%
18,648	James River Group Holdings, Ltd.	878,507
6,153	Kinsale Capital Group, Inc.	1,070,684
16,740	Trisura Group, Ltd.(a)	1,781,477
		3,730,668

Securities Brokerage & Services: 10.20%
431,020	Galaxy Digital Holdings, Ltd.(a)	12,305,621
618,737	Voyager Digital, Ltd.(a)	13,921,583
		26,227,204

Industrials: 5.70%
Transaction Processing Services: 5.70%
11,300	Bill.com Holdings, Inc.(a)	1,747,319
167,820	Marathon Digital Holdings, Inc.(a)	6,172,420
9,164	PayPal Holdings, Inc.(a)	2,403,626
83,631	Repay Holdings Corp.(a)	1,910,968
9,875	Square, Inc., Class A(a)	2,417,597
		14,651,930

Real Estate: 8.17%
Diversified REITs: 3.64%
1,335,125	Colony Capital, Inc.(a)	9,345,875

Infrastructure REITs: 0.58%
28,680	Hannon Armstrong Sustainable Infrastructure Capital, Inc.	1,502,832

Other Specialty REITs: 3.95%
14,920	Innovative Industrial Properties, Inc.	2,732,300
164,638	Power REIT(a)	7,418,588
		10,150,888

Annual Report | April 30, 2021	23

Emerald Banking and Finance Fund	Schedule of Investments

April 30, 2021

Shares		Value (Note 2)
Technology: 1.58%
Consumer Digital Services: 1.58%
103,957	Open Lending Corp., Class A(a)	$4,059,521

	Total Common Stocks
	(Cost $164,488,805)	240,652,209
MUTUAL FUNDS: 4.37%
Financial Services: 3.19%
Asset Managers And Custodians: 1.43%
78,090	Bitcoin Investment Trust(a)	3,658,516

Investment Services: 1.76%
16,920	Bitwise 10 Crypto Index Fund(a)	1,370,520
114,120	Grayscale Ethereum Trust(a)	3,161,695
		4,532,215

MUTUAL FUNDS/ETFS - OTHER: 1.18%
Investment Services: 1.18%
43,520	Bitcoin ETF(a)	953,959
192,020	Purpose Bitcoin ETF(a)	2,083,417
		3,037,376

	Total Mutual Funds
	(Cost $5,935,417)	11,228,107

WARRANT: 0.11%
62,749	Paysafe, Ltd., Strike Price $11.50, Expiration Date 12/31/2028(a)	$286,763

	Total Warrant
	(Cost $211,219)	286,763

SHORT TERM INVESTMENTS: 2.66%
6,846,133	Dreyfus Government Cash Management Fund - Institutional Class 0.030% (7-Day Yield)	6,846,133

	Total Short Term Investments
	(Cost $6,846,133)	6,846,133

Total Investments: 100.73%
(Cost $177,481,574)		259,013,212

Liabilities In Excess Of Other Assets: (0.73)%		(1,874,384)
Net Assets: 100.00%		$257,138,828

(a)	Non-income producing security.

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Notes to Financial Statements.

24	www.emeraldmutualfunds.com

Emerald Funds	Statements of Assets and Liabilities

April 30, 2021

	Emerald Growth Fund	Emerald Insights Fund	Emerald Banking and Finance Fund
ASSETS:
Investments, at value	$1,678,503,763	$22,135,450	$259,013,212
Receivable for investments sold	2,477,385	307,532	632,179
Receivable for shares sold	1,389,697	32,494	296,672
Interest and dividends receivable	20	1,898	31,072
Other assets	24,747	6,679	9,128
Total Assets	1,682,395,612	22,484,053	259,982,263
LIABILITIES:
Payable for investments purchased	10,148,749	267,995	2,194,878
Payable for shares redeemed	909,776	–	226,302
Investment advisory fees payable	735,468	1,413	199,021
Payable to fund accounting and administration	167,482	14,849	34,121
Payable for distribution and service fees	261,887	6,046	101,864
Payable for trustee fees and expenses	45,535	570	6,592
Payable for transfer agency fees	65,655	9,655	27,800
Payable for chief compliance officer fee	15,678	196	2,270
Payable for principal financial officer fee	3,321	42	481
Payable for professional fees	33,617	16,456	22,272
Accrued expenses and other liabilities	148,354	7,075	27,834
Total Liabilities	12,535,522	324,297	2,843,435
NET ASSETS	$1,669,860,090	$22,159,756	$257,138,828
NET ASSETS CONSIST OF:
Paid-in capital (Note 5)	$799,056,245	$11,327,332	$173,192,536
Total distributable earnings	870,803,845	10,832,424	83,946,292
NET ASSETS	$1,669,860,090	$22,159,756	$257,138,828
INVESTMENTS, AT COST	$1,023,804,190	$13,307,313	$177,481,574
PRICING OF SHARES
Class A: (a)
Net Asset Value, offering and redemption price per share	$36.29	$20.18	$51.56
Net Assets	$168,322,483	$17,617,615	$68,777,566
Shares of beneficial interest outstanding	4,638,409	873,072	1,334,045
Maximum offering price per share (NAV/.9525, based on maximum sales charge of 4.75% of the offering price)	$38.10	$21.19	$54.13
Class C: (a)
Net Asset Value, offering and redemption price per share	$29.09	$19.02	$43.35
Net Assets	$22,447,375	$246,241	$22,447,340
Shares of beneficial interest outstanding	771,704	12,944	517,783
Institutional Class:
Net Asset Value, offering and redemption price per share	$38.32	$20.67	$53.48
Net Assets	$1,375,764,632	$3,658,360	$134,767,237
Shares of beneficial interest outstanding	35,898,465	176,993	2,519,859
Investor Class:
Net Asset Value, offering and redemption price per share	$36.07	$20.06	$48.76
Net Assets	$103,325,600	$637,540	$31,146,685
Shares of beneficial interest outstanding	2,864,822	31,785	638,811

(a)	Redemption price per share may be reduced for any applicable contingent deferred sales charge. For a description of a possible sales charge, please see the Funds' Prospectus.

See Notes to Financial Statements

Annual Report | April 30, 2021	25

Emerald Funds	Statements of Operations

For the Year Ended April 30, 2021

	Emerald Growth Fund	Emerald Insights Fund	Emerald Banking and Finance Fund
INVESTMENT INCOME:
Dividends	$4,135,272	$83,520	$2,617,717
Foreign taxes withheld	–	–	(16,144)
Total Investment Income	4,135,272	83,520	2,601,573

EXPENSES:
Investment advisory fee (Note 6)	7,928,700	127,742	1,513,897
Administration fee	599,476	29,623	86,764
Custodian fee	119,864	5,014	18,431
Professional fees	62,714	19,799	27,304
Transfer agent fee	213,157	32,683	97,911
Delegated transfer agent equivalent services fees
Class A	2,670	10	2,674
Class C	1,234	–	455
Institutional Class	981	–	1,146
Investor Class	697	–	8
Trustee fees and expenses	83,998	1,009	9,848
Registration/filing fees	73,523	38,582	55,060
Reports to shareholder and printing fees	146,759	2,042	14,208
Distribution and service fees
Class A	562,805	49,061	173,297
Class C	209,069	1,960	178,836
Institutional Class	489,401	979	5,430
Investor Class	361,178	1,163	72,188
Chief compliance officer fee	65,618	775	7,091
Principal financial officer fee	13,673	162	1,459
Other	52,520	10,623	15,225
Total expenses before waiver	10,988,037	321,227	2,281,232
Less fees waived/reimbursed by investment advisor (Note 6)	–	(96,677)	–
Total Net Expenses	10,988,037	224,550	2,281,232
NET INVESTMENT INCOME/(LOSS):	(6,852,765)	(141,030)	320,341

REALIZED AND UNREALIZED GAIN/(LOSS)
Net realized gain	296,899,426	3,762,905	39,052,840
Net realized loss on foreign currency transactions	–	–	(813)
Net change in unrealized appreciation	444,268,855	6,280,656	84,018,127
NET REALIZED AND UNREALIZED GAIN	741,168,281	10,043,561	123,070,154
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$734,315,516	$9,902,531	$123,390,495

See Notes to Financial Statements.

26	www.emeraldmutualfunds.com

Emerald Growth Fund	Statements of Changes in Net Assets

	Year Ended April 30, 2021	Year Ended April 30, 2020
OPERATIONS:
Net investment loss	$(6,852,765)	$(5,075,445)
Net realized gain	296,899,426	52,160,088
Net change in unrealized appreciation/(depreciation)	444,268,855	(170,182,635)
Net increase/(decrease) in net assets resulting from operations	734,315,516	(123,097,992)

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 3):
Total distributable earnings
Class A	(13,666,137)	(2,412,695)
Class C	(2,194,199)	(414,806)
Institutional Class	(96,602,401)	(14,304,031)
Investor Class	(8,118,942)	(1,302,690)
Net decrease in net assets from distributions	(120,581,679)	(18,434,222)
SHARE TRANSACTIONS (NOTE 5):
Class A
Proceeds from sale of shares	19,352,881	18,378,097
Issued to shareholders in reinvestment of distributions	12,626,754	2,248,340
Cost of shares redeemed	(69,910,425)	(56,197,235)
Net decrease from share transactions	(37,930,790)	(35,570,798)
Class C
Proceeds from sale of shares	864,961	210,912
Issued to shareholders in reinvestment of distributions	2,054,599	371,070
Cost of shares redeemed	(6,483,354)	(10,036,851)
Net decrease from share transactions	(3,563,794)	(9,454,869)
Institutional Class
Proceeds from sale of shares	274,404,200	179,007,496
Issued to shareholders in reinvestment of distributions	85,932,473	12,854,869
Cost of shares redeemed	(341,152,693)	(268,196,365)
Net increase/(decrease) from share transactions	19,183,980	(76,334,000)
Investor Class
Proceeds from sale of shares	31,009,012	32,115,129
Issued to shareholders in reinvestment of distributions	2,575,557	421,168
Cost of shares redeemed	(51,437,226)	(47,153,166)
Net decrease from share transactions	(17,852,657)	(14,616,869)
Net increase/(decrease) in net assets	$573,570,576	$(277,508,750)
NET ASSETS:
Beginning of year	1,096,289,514	1,373,798,264
End of year	$1,669,860,090	$1,096,289,514

Annual Report | April 30, 2021	27

Emerald Growth Fund	Statements of Changes in Net Assets

	Year Ended April 30, 2021	Year Ended April 30, 2020
Other Information:
SHARE TRANSACTIONS:
Class A
Sold	605,025	759,108
Distributions reinvested	378,160	86,708
Redeemed	(2,187,314)	(2,267,968)
Net decrease in shares outstanding	(1,204,129)	(1,422,152)
Class C
Sold	32,566	10,641
Distributions reinvested	76,578	17,356
Redeemed	(256,636)	(497,436)
Net decrease in shares outstanding	(147,492)	(469,439)
Institutional Class
Sold	8,102,545	7,079,612
Distributions reinvested	2,439,877	473,301
Redeemed	(10,344,813)	(10,537,250)
Net increase/(decrease) in shares outstanding	197,609	(2,984,337)
Investor Class
Sold	970,483	1,422,635
Distributions reinvested	77,600	16,324
Redeemed	(1,702,349)	(1,954,727)
Net decrease in shares outstanding	(654,266)	(515,768)

See Notes to Financial Statements.

28	www.emeraldmutualfunds.com

Emerald Insights Fund	Statements of Changes in Net Assets

	Year Ended April 30, 2021	Year Ended April 30, 2020
OPERATIONS:
Net investment loss	$(141,030)	$(91,605)
Net realized gain	3,762,905	364,684
Net change in unrealized appreciation	6,280,656	362,126
Net increase in net assets resulting from operations	9,902,531	635,205

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 3):
Total distributable earnings
Class A	(1,316,553)	(3,964)
Class C	(19,060)	(58)
Institutional Class	(242,920)	(533)
Investor Class	(39,637)	(23)
Net decrease in net assets from distributions	(1,618,170)	(4,578)
SHARE TRANSACTIONS (NOTE 5):
Class A
Proceeds from sale of shares	618,119	1,751,000
Issued to shareholders in reinvestment of distributions	1,312,730	3,951
Cost of shares redeemed	(1,327,067)	(1,534,181)
Net increase from share transactions	603,782	220,770
Class C
Proceeds from sale of shares	5,190	5,000
Issued to shareholders in reinvestment of distributions	19,060	58
Cost of shares redeemed	(8,947)	(14,558)
Net increase/(decrease) from share transactions	15,303	(9,500)
Institutional Class
Proceeds from sale of shares	948,567	91,854
Issued to shareholders in reinvestment of distributions	242,920	533
Cost of shares redeemed	(148,881)	(95,563)
Net increase/(decrease) from share transactions	1,042,606	(3,176)
Investor Class
Proceeds from sale of shares	145,128	230,200
Issued to shareholders in reinvestment of distributions	39,637	23
Cost of shares redeemed	(19,070)	(117,483)
Net increase from share transactions	165,695	112,740
Net increase in net assets	$10,111,747	$951,461
NET ASSETS:
Beginning of year	12,048,009	11,096,548
End of year	$22,159,756	$12,048,009

Annual Report | April 30, 2021	29

Emerald Insights Fund	Statements of Changes in Net Assets

	Year Ended April 30, 2021	Year Ended April 30, 2020
Other Information:
SHARE TRANSACTIONS:
Class A
Sold	36,650	154,193
Distributions reinvested	77,630	320
Redeemed	(79,668)	(132,867)
Net increase in shares outstanding	34,612	21,646
Class C
Sold	408	457
Distributions reinvested	1,193	5
Redeemed	(564)	(1,352)
Net increase/(decrease) in shares outstanding	1,037	(890)
Institutional Class
Sold	54,085	7,672
Distributions reinvested	14,042	42
Redeemed	(9,331)	(7,842)
Net increase/(decrease) in shares outstanding	58,796	(128)
Investor Class
Sold	7,913	17,898
Distributions reinvested	2,358	2
Redeemed	(1,166)	(10,453)
Net increase in shares outstanding	9,105	7,447

See Notes to Financial Statements.

30	www.emeraldmutualfunds.com

Emerald Banking and Finance Fund	Statements of Changes in Net Assets

	Year Ended April 30, 2021	Year Ended April 30, 2020
OPERATIONS:
Net investment income	$320,341	$10
Net realized gain/(loss)	39,052,840	(28,209,958)
Net realized gain/(loss) on foreign currency transactions	(813)	359
Net change in unrealized appreciation/(depreciation)	84,018,127	(43,340,341)
Net increase/(decrease) in net assets resulting from operations	123,390,495	(71,549,930)

SHARE TRANSACTIONS (NOTE 5):
Class A
Proceeds from sale of shares	19,739,265	9,924,216
Cost of shares redeemed	(28,351,210)	(43,496,877)
Net decrease from share transactions	(8,611,945)	(33,572,661)
Class C
Proceeds from sale of shares	1,144,104	848,614
Cost of shares redeemed	(9,871,670)	(23,404,122)
Net decrease from share transactions	(8,727,566)	(22,555,508)
Institutional Class
Proceeds from sale of shares	56,961,177	18,571,845
Cost of shares redeemed	(45,515,680)	(76,465,031)
Net increase/(decrease) from share transactions	11,445,497	(57,893,186)
Investor Class
Proceeds from sale of shares	18,972,772	2,109,542
Cost of shares redeemed	(16,898,004)	(20,635,594)
Net increase/(decrease) from share transactions	2,074,768	(18,526,052)
Net increase/(decrease) in net assets	$119,571,249	$(204,097,337)
NET ASSETS:
Beginning of year	137,567,579	341,664,916
End of year	$257,138,828	$137,567,579

Other Information:
SHARE TRANSACTIONS:
Class A
Sold	461,760	381,365
Redeemed	(784,736)	(1,392,033)
Net decrease in shares outstanding	(322,976)	(1,010,668)
Class C
Sold	33,095	33,899
Redeemed	(382,608)	(963,709)
Net decrease in shares outstanding	(349,513)	(929,810)
Institutional Class
Sold	1,239,715	578,457
Redeemed	(1,565,944)	(2,567,059)
Net decrease in shares outstanding	(326,229)	(1,988,602)
Investor Class
Sold	413,529	75,069
Redeemed	(489,082)	(698,446)
Net decrease in shares outstanding	(75,553)	(623,377)

See Notes to Financial Statements.

Annual Report | April 30, 2021	31

Emerald Growth Fund	Financial Highlights

For a share outstanding throughout the years presented

	CLASS A
	Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017
NET ASSET VALUE, BEGINNING OF PERIOD	$23.06	$26.00	$25.99	$21.83	$17.52
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(a)	(0.22)	(0.16)	(0.13)	(0.16)	(0.11)
Net realized and unrealized gain/(loss) on investments	16.30	(2.40)	2.61	4.32	4.42
Total from Investment Operations	16.08	(2.56)	2.48	4.16	4.31

LESS DISTRIBUTIONS:
From capital gains	(2.85)	(0.38)	(2.47)	–	–
Total Distributions	(2.85)	(0.38)	(2.47)	–	–
NET INCREASE/(DECREASE) IN NET ASSET VALUE	13.23	(2.94)	0.01	4.16	4.31
NET ASSET VALUE, END OF PERIOD	$36.29	$23.06	$26.00	$25.99	$21.83

TOTAL RETURN(b)	70.77%	(10.00)%	11.79%	19.06%	24.60%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$168,322	$134,755	$188,883	$239,316	$270,389
RATIOS TO AVERAGE NET ASSETS:
Net Investment loss	(0.72)%	(0.64)%	(0.50)%	(0.64)%	(0.57)%
Operating expenses excluding reimbursement/waiver	1.01%	1.02%	1.01%	1.03%	1.08%
Operating expenses including reimbursement/waiver	1.01%	1.02%	1.01%	1.03%	1.08%
PORTFOLIO TURNOVER RATE	66%	48%	64%	66%	54%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not reflect the effect of sales charges.

See Notes to Financial Statements.

32	www.emeraldmutualfunds.com

Emerald Growth Fund	Financial Highlights

For a share outstanding throughout the years presented

	CLASS C
	Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017
NET ASSET VALUE, BEGINNING OF PERIOD	$18.97	$21.59	$22.18	$18.75	$15.14
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(a)	(0.35)	(0.27)	(0.26)	(0.27)	(0.21)
Net realized and unrealized gain/(loss) on investments	13.32	(1.97)	2.14	3.70	3.82
Total from Investment Operations	12.97	(2.24)	1.88	3.43	3.61

LESS DISTRIBUTIONS:
From capital gains	(2.85)	(0.38)	(2.47)	–	–
Total Distributions	(2.85)	(0.38)	(2.47)	–	–
NET INCREASE/(DECREASE) IN NET ASSET VALUE	10.12	(2.62)	(0.59)	3.43	3.61
NET ASSET VALUE, END OF PERIOD	$29.09	$18.97	$21.59	$22.18	$18.75

TOTAL RETURN(b)	69.60%	(10.57)%	11.08%	18.29%	23.84%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$22,447	$17,434	$29,975	$33,197	$34,642
RATIOS TO AVERAGE NET ASSETS:
Net Investment loss	(1.37)%	(1.29)%	(1.15)%	(1.30)%	(1.22)%
Operating expenses excluding reimbursement/waiver	1.66%	1.68%	1.66%	1.68%	1.73%
Operating expenses including reimbursement/waiver	1.66%	1.68%	1.66%	1.68%	1.73%
PORTFOLIO TURNOVER RATE	66%	48%	64%	66%	54%

(a)	Per share amounts are based upon average shares outstanding.

(b)	Total return does not reflect the effect of sales charges.

See Notes to Financial Statements.

Annual Report | April 30, 2021	33

Emerald Growth Fund	Financial Highlights

For a share outstanding throughout the years presented

	INSTITUTIONAL CLASS
	Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017
NET ASSET VALUE, BEGINNING OF PERIOD	$24.18	$27.16	$26.94	$22.56	$18.04
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(a)	(0.13)	(0.08)	(0.05)	(0.09)	(0.05)
Net realized and unrealized gain/(loss) on investments	17.12	(2.52)	2.74	4.47	4.57
Total from Investment Operations	16.99	(2.60)	2.69	4.38	4.52

LESS DISTRIBUTIONS:
From capital gains	(2.85)	(0.38)	(2.47)	–	–
Total Distributions	(2.85)	(0.38)	(2.47)	–	–
NET INCREASE/(DECREASE) IN NET ASSET VALUE	14.14	(2.98)	0.22	4.38	4.52
NET ASSET VALUE, END OF PERIOD	$38.32	$24.18	$27.16	$26.94	$22.56

TOTAL RETURN	71.27%	(9.72)%	12.17%	19.41%	25.06%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$1,375,765	$863,360	$1,050,538	$839,076	$596,550
RATIOS TO AVERAGE NET ASSETS:
Net Investment loss	(0.41)%	(0.32)%	(0.18)%	(0.33)%	(0.26)%
Operating expenses excluding reimbursement/waiver	0.70%	0.70%	0.69%	0.72%	0.77%
Operating expenses including reimbursement/waiver	0.70%	0.70%	0.69%	0.72%	0.77%
PORTFOLIO TURNOVER RATE	66%	48%	64%	66%	54%

(a)	Per share amounts are based upon average shares outstanding.

See Notes to Financial Statements.

34	www.emeraldmutualfunds.com

Emerald Growth Fund	Financial Highlights

For a share outstanding throughout the years presented

	INVESTOR CLASS
	Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017
NET ASSET VALUE, BEGINNING OF PERIOD	$22.94	$25.88	$25.88	$21.75	$17.46
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(a)	(0.23)	(0.17)	(0.14)	(0.17)	(0.12)
Net realized and unrealized gain/(loss) on investments	16.21	(2.39)	2.61	4.30	4.41
Total from Investment Operations	15.98	(2.56)	2.47	4.13	4.29

LESS DISTRIBUTIONS:
From capital gains	(2.85)	(0.38)	(2.47)	–	–
Total Distributions	(2.85)	(0.38)	(2.47)	–	–
NET INCREASE/(DECREASE) IN NET ASSET VALUE	13.13	(2.94)	0.00	4.13	4.29
NET ASSET VALUE, END OF PERIOD	$36.07	$22.94	$25.88	$25.88	$21.75

TOTAL RETURN	70.71%	(10.05)%	11.81%	18.99%	24.57%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$103,326	$80,740	$104,403	$107,629	$114,033
RATIOS TO AVERAGE NET ASSETS:
Net Investment loss	(0.75)%	(0.68)%	(0.53)%	(0.68)%	(0.61)%
Operating expenses excluding reimbursement/waiver	1.05%	1.06%	1.04%	1.07%	1.12%
Operating expenses including reimbursement/waiver	1.05%	1.06%	1.04%	1.07%	1.12%
PORTFOLIO TURNOVER RATE	66%	48%	64%	66%	54%

(a)	Per share amounts are based upon average shares outstanding.

See Notes to Financial Statements.

Annual Report | April 30, 2021	35

Emerald Insights Fund	Financial Highlights

For a share outstanding throughout the years presented

	CLASS A
	Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017
NET ASSET VALUE, BEGINNING OF PERIOD	$12.13	$11.51	$13.09	$11.33	$9.69
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(a)	(0.14)	(0.10)	(0.09)	(0.07)	(0.06)
Net realized and unrealized gain on investments	9.80	0.72	1.04	1.83	1.70
Total from Investment Operations	9.66	0.62	0.95	1.76	1.64

LESS DISTRIBUTIONS:
From capital gains	(1.61)	0.00 (b)	(2.53)	–	–
Total Distributions	(1.61)	–	(2.53)	–	–
NET INCREASE/(DECREASE) IN NET ASSET VALUE	8.05	0.62	(1.58)	1.76	1.64
NET ASSET VALUE, END OF PERIOD	$20.18	$12.13	$11.51	$13.09	$11.33

TOTAL RETURN(c)	82.17%	5.43%	11.53%	15.53%	16.92%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$17,618	$10,174	$9,397	$9,321	$10,127
RATIOS TO AVERAGE NET ASSETS:
Net Investment loss	(0.86%)	(0.83%)	(0.71%)	(0.58%)	(0.57%)
Operating expenses excluding reimbursement/waiver	1.92%	2.25%	2.18%	2.10%	2.10%
Operating expenses including reimbursement/waiver	1.35%	1.35%	1.35%	1.35%	1.35%
PORTFOLIO TURNOVER RATE	89%	94%	63%	138%	75%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Less than $(0.005) per share.
(c)	Total return does not reflect the effect of sales charges.

See Notes to Financial Statements.

36	www.emeraldmutualfunds.com

Emerald Insights Fund	Financial Highlights

For a share outstanding throughout the years presented

	CLASS C
	Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017
NET ASSET VALUE, BEGINNING OF PERIOD	$11.57	$11.04	$12.75	$11.11	$9.56
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(a)	(0.24)	(0.16)	(0.16)	(0.15)	(0.13)
Net realized and unrealized gain on investments	9.30	0.69	0.98	1.79	1.68
Total from Investment Operations	9.06	0.53	0.82	1.64	1.55

LESS DISTRIBUTIONS:
From capital gains	(1.61)	0.00 (b)	(2.53)	–	–
Total Distributions	(1.61)	–	(2.53)	–	–
NET INCREASE/(DECREASE) IN NET ASSET VALUE	7.45	0.53	(1.71)	1.64	1.55
NET ASSET VALUE, END OF PERIOD	$19.02	$11.57	$11.04	$12.75	$11.11

TOTAL RETURN(c)	80.92%	4.84%	10.75%	14.76%	16.21%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$246	$138	$141	$129	$112
RATIOS TO AVERAGE NET ASSETS:
Net Investment loss	(1.51%)	(1.48%)	(1.36%)	(1.24%)	(1.22%)
Operating expenses excluding reimbursement/waiver	2.57%	2.90%	2.84%	2.75%	2.76%
Operating expenses including reimbursement/waiver	2.00%	2.00%	2.00%	2.00%	2.00%
PORTFOLIO TURNOVER RATE	89%	94%	63%	138%	75%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Less than $(0.005) per share.
(c)	Total return does not reflect the effect of sales charges.

See Notes to Financial Statements.

Annual Report | April 30, 2021	37

Emerald Insights Fund	Financial Highlights

For a share outstanding throughout the years presented

	INSTITUTIONAL CLASS
	Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017
NET ASSET VALUE, BEGINNING OF PERIOD	$12.37	$11.69	$13.22	$11.41	$9.73
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(a)	(0.10)	(0.06)	(0.05)	(0.04)	(0.03)
Net realized and unrealized gain on investments	10.01	0.74	1.05	1.85	1.71
Total from Investment Operations	9.91	0.68	1.00	1.81	1.68

LESS DISTRIBUTIONS:
From capital gains	(1.61)	0.00 (b)	(2.53)	–	–
Total Distributions	(1.61)	–	(2.53)	–	–
NET INCREASE/(DECREASE) IN NET ASSET VALUE	8.30	0.68	(1.53)	1.81	1.68
NET ASSET VALUE, END OF PERIOD	$20.67	$12.37	$11.69	$13.22	$11.41

TOTAL RETURN	82.62%	5.85%	11.81%	15.86%	17.27%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$3,658	$1,462	$1,383	$1,228	$1,048
RATIOS TO AVERAGE NET ASSETS:
Net Investment loss	(0.57%)	(0.53%)	(0.41%)	(0.29%)	(0.28%)
Operating expenses excluding reimbursement/waiver	1.60%	1.93%	1.87%	1.77%	1.78%
Operating expenses including reimbursement/waiver	1.05%	1.05%	1.05%	1.05%	1.05%
PORTFOLIO TURNOVER RATE	89%	94%	63%	138%	75%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Less than $(0.005) per share.

See Notes to Financial Statements.

38	www.emeraldmutualfunds.com

Emerald Insights Fund	Financial Highlights

For a share outstanding throughout the years presented

	INVESTOR CLASS
	Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017
NET ASSET VALUE, BEGINNING OF PERIOD	$12.07	$11.45	$13.05	$11.29	$9.67
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(a)	(0.15)	(0.09)	(0.10)	(0.08)	(0.07)
Net realized and unrealized gain on investments	9.75	0.71	1.03	1.84	1.69
Total from Investment Operations	9.60	0.62	0.93	1.76	1.62

LESS DISTRIBUTIONS:
From capital gains	(1.61)	0.00 (b)	(2.53)	–	–
Total Distributions	(1.61)	–	(2.53)	–	–
NET INCREASE/(DECREASE) IN NET ASSET VALUE	7.99	0.62	(1.60)	1.76	1.62
NET ASSET VALUE, END OF PERIOD	$20.06	$12.07	$11.45	$13.05	$11.29

TOTAL RETURN	82.08%	5.45%	11.41%	15.59%	16.75%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$638	$274	$174	$126	$88
RATIOS TO AVERAGE NET ASSETS:
Net Investment loss	(0.91%)	(0.82%)	(0.77%)	(0.65%)	(0.63%)
Operating expenses excluding reimbursement/waiver	1.86%	2.17%	2.08%	2.07%	2.09%
Operating expenses including reimbursement/waiver	1.40%	1.40%	1.40%	1.40%	1.40%
PORTFOLIO TURNOVER RATE	89%	94%	63%	138%	75%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Less than $(0.005) per share.

See Notes to Financial Statements.

Annual Report | April 30, 2021	39

Emerald Banking and Finance Fund	Financial Highlights

For a share outstanding throughout the years presented

	CLASS A
	Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017
NET ASSET VALUE, BEGINNING OF PERIOD	$22.89	$32.71	$46.01	$41.61	$31.27
INCOME/(LOSS) FROM OPERATIONS:
Net investment income/(loss)(a)	0.06	(0.03)	(0.24)	(0.29)	(0.17)
Net realized and unrealized gain/(loss) on investments	28.61	(9.79)	(5.35)	5.98	10.51
Total from Investment Operations	28.67	(9.82)	(5.59)	5.69	10.34

LESS DISTRIBUTIONS:
From capital gains	–	–	(7.71)	(1.29)	–
Total Distributions	–	–	(7.71)	(1.29)	–
NET INCREASE/(DECREASE) IN NET ASSET VALUE	28.67	(9.82)	(13.30)	4.40	10.34
NET ASSET VALUE, END OF PERIOD	$51.56	$22.89	$32.71	$46.01	$41.61

TOTAL RETURN(b)	125.21%	(30.02)%	(10.65)%	13.59%	33.07%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$68,778	$37,933	$87,267	$172,338	$172,106
RATIOS TO AVERAGE NET ASSETS:
Net Investment income/(loss)	0.18%	(0.10)%	(0.58)%	(0.65)%	(0.46)%
Operating expenses excluding reimbursement/waiver	1.53%	1.48%	1.42%	1.41%	1.43%
Operating expenses including reimbursement/waiver	1.53%	1.48%	1.42%	1.41%	1.43%
PORTFOLIO TURNOVER RATE	171%	46%	55%	62%	36%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not reflect the effect of sales charges.

See Notes to Financial Statements.

40	www.emeraldmutualfunds.com

Emerald Banking and Finance Fund	Financial Highlights

For a share outstanding throughout the years presented

	CLASS C
	Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017
NET ASSET VALUE, BEGINNING OF PERIOD	$19.38	$27.87	$40.83	$37.29	$28.20
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(a)	(0.11)	(0.20)	(0.44)	(0.51)	(0.36)
Net realized and unrealized gain/(loss) on investments	24.08	(8.29)	(4.81)	5.34	9.45
Total from Investment Operations	23.97	(8.49)	(5.25)	4.83	9.09

LESS DISTRIBUTIONS:
From capital gains	–	–	(7.71)	(1.29)	–
Total Distributions	–	–	(7.71)	(1.29)	–
NET INCREASE/(DECREASE) IN NET ASSET VALUE	23.97	(8.49)	(12.96)	3.54	9.09
NET ASSET VALUE, END OF PERIOD	$43.35	$19.38	$27.87	$40.83	$37.29

TOTAL RETURN(b)	123.68%	(30.46)%	(11.21)%	12.85%	32.23%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$22,447	$16,804	$50,079	$78,988	$76,072
RATIOS TO AVERAGE NET ASSETS:
Net Investment loss	(0.40)%	(0.73)%	(1.23)%	(1.30)%	(1.11)%
Operating expenses excluding reimbursement/waiver	2.18%	2.13%	2.07%	2.06%	2.08%
Operating expenses including reimbursement/waiver	2.18%	2.13%	2.07%	2.06%	2.08%
PORTFOLIO TURNOVER RATE	171%	46%	55%	62%	36%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not reflect the effect of sales charges.

See Notes to Financial Statements.

Annual Report | April 30, 2021	41

Emerald Banking and Finance Fund	Financial Highlights

For a share outstanding throughout the years presented

	INSTITUTIONAL CLASS
	Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017
NET ASSET VALUE, BEGINNING OF PERIOD	$23.67	$33.70	$46.95	$42.30	$31.69
INCOME/(LOSS) FROM OPERATIONS:
Net investment income/(loss)(a)	0.14	0.09	(0.09)	(0.15)	(0.05)
Net realized and unrealized gain/(loss) on investments	29.67	(10.12)	(5.45)	6.09	10.66
Total from Investment Operations	29.81	(10.03)	(5.54)	5.94	10.61

LESS DISTRIBUTIONS:
From capital gains	–	–	(7.71)	(1.29)	–
Total Distributions	–	–	(7.71)	(1.29)	–
NET INCREASE/(DECREASE) IN NET ASSET VALUE	29.81	(10.03)	(13.25)	4.65	10.61
NET ASSET VALUE, END OF PERIOD	$53.48	$23.67	$33.70	$46.95	$42.30

TOTAL RETURN	125.94%	(29.76)%	(10.30)%	13.97%	33.48%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$134,767	$67,358	$162,910	$221,638	$134,027
RATIOS TO AVERAGE NET ASSETS:
Net Investment income/(loss)	0.39%	0.28%	(0.23)%	(0.34)%	(0.14)%
Operating expenses excluding reimbursement/waiver	1.18%	1.13%	1.06%	1.09%	1.11%
Operating expenses including reimbursement/waiver	1.18%	1.13%	1.06%	1.09%	1.11%
PORTFOLIO TURNOVER RATE	171%	46%	55%	62%	36%

(a)	Per share amounts are based upon average shares outstanding.

See Notes to Financial Statements.

42	www.emeraldmutualfunds.com

Emerald Banking and Finance Fund	Financial Highlights

For a share outstanding throughout the years presented

	INVESTOR CLASS
	Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017
NET ASSET VALUE, BEGINNING OF PERIOD	$21.66	$30.96	$44.05	$39.86	$29.95
INCOME/(LOSS) FROM OPERATIONS:
Net investment income/(loss)(a)	0.03	(0.04)	(0.23)	(0.25)	(0.16)
Net realized and unrealized gain/(loss) on investments	27.07	(9.26)	(5.15)	5.73	10.07
Total from Investment Operations	27.10	(9.30)	(5.38)	5.48	9.91

LESS DISTRIBUTIONS:
From capital gains	–	–	(7.71)	(1.29)	–
Total Distributions	–	–	(7.71)	(1.29)	–
NET INCREASE/(DECREASE) IN NET ASSET VALUE	27.10	(9.30)	(13.09)	4.19	9.91
NET ASSET VALUE, END OF PERIOD	$48.76	$21.66	$30.96	$44.05	$39.86

TOTAL RETURN	125.07%	(30.04)%	(10.64)%	13.67%	33.09%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$31,147	$15,472	$41,410	$71,236	$85,557
RATIOS TO AVERAGE NET ASSETS:
Net Investment income/(loss)	0.11%	(0.12)%	(0.60)%	(0.60)%	(0.46)%
Operating expenses excluding reimbursement/waiver	1.56%	1.51%	1.43%	1.37%	1.43%
Operating expenses including reimbursement/waiver	1.56%	1.51%	1.43%	1.37%	1.43%
PORTFOLIO TURNOVER RATE	171%	46%	55%	62%	36%

(a)	Per share amounts are based upon average shares outstanding.

See Notes to Financial Statements.

Annual Report | April 30, 2021	43

Emerald Funds	Notes to Financial Statements

April 30, 2021

1. ORGANIZATION

Financial Investors Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust consists of multiple separate portfolios or series. This annual report describes the Emerald Growth Fund, Emerald Insights Fund, and Emerald Banking and Finance Fund (each a “Fund” and collectively, the “Funds”).

The Emerald Growth Fund and Emerald Insights Fund seek to achieve long-term growth through capital appreciation. The Emerald Banking and Finance Fund seeks to achieve long-term growth through capital appreciation with income as a secondary objective.

2. SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The Funds are considered an investment company for financial reporting purposes under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946. The following is a summary of significant accounting policies consistently followed by the Funds in preparation of their financial statements.

Investment Valuation: The Funds generally value their securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally, 4:00 p.m. Eastern Time, on each business day the NYSE is open for trading.

For equity securities and mutual funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day. Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies, which are priced as equity securities.

The market price for debt obligations is generally the price supplied by an independent third-party pricing service approved by the Board of Trustees of the Trust (the “Board” or the “Trustees”), which may use a matrix, formula or other objective method that takes into consideration quotations from dealers, market transactions in comparable investments, market indices and yield curves. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more brokers–dealers that make a market in the security.

Equity securities that are primarily traded on foreign securities exchanges are valued at the preceding closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value. In such an event, the fair values of those securities are determined in good faith through consideration of other factors in accordance with procedures established by and under the general supervision of the Board.

When such prices or quotations are not available, or when Emerald Mutual Fund Advisers Trust, (the “Adviser”), believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

Fair Value Measurements: A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available. Various inputs are used in determining the value of each Fund’s investments as of the reporting period end. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;
Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and
Level 3 –	Significant unobservable prices or inputs (including the Funds’ own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

44	www.emeraldmutualfunds.com

Emerald Funds	Notes to Financial Statements

April 30, 2021

The following is a summary of each input used to value the Funds as of April 30, 2021:

Investments in Securities at Value(a)	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Emerald Growth Fund
Common Stocks	$1,654,534,692	$–	$–	$1,654,534,692
Short Term Investments	23,969,071	–	–	23,969,071
TOTAL	$1,678,503,763	$–	$–	$1,678,503,763

Investments in Securities at Value(a)	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Emerald Insights Fund
Common Stocks	$22,034,698	$–	$–	$22,034,698
Short Term Investments	100,752	–	–	100,752
TOTAL	$22,135,450	$–	$–	$22,135,450

Investments in Securities at Value(a)	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Emerald Banking and Finance Fund
Common Stocks	$238,724,416	$1,927,793	$–	$240,652,209
Short Term Investments	6,846,133	–	–	6,846,133
Mutual Funds	11,228,107	–	–	11,228,107
Warrant	286,763	–	–	286,763
TOTAL	$257,085,419	$1,927,793	$–	$259,013,212

(a)	For detailed descriptions of sector and industry, see the accompanying Schedule of Investments.

For the year ended April 30, 2021, the Funds did not have any securities that used significant unobservable inputs (Level 3) in determining fair value.

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Realized gains and losses from investment transactions are reported on an identified cost basis, which is the same basis the Funds use for federal income tax purposes. Interest income, which includes accretion of discounts, is accrued and recorded as earned. Dividend income is recognized on the ex-dividend date or for certain foreign securities, as soon as information is available to the Funds. All of the realized and unrealized gains and losses and net investment income, are allocated daily to each class in proportion to its average daily net assets.

Real Estate Investment Trusts (“REITs”): The Funds may invest a portion of their assets in REITs and are subject to certain risks associated with direct investment in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareowners, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”), or its failure to maintain exemption from registration under the 1940 Act. A Fund’s investments in REITs may result in such Fund’s receipt of cash in excess of the REITs’ earnings. If the Fund receives such distributions all or a portion of these distributions will constitute a return of capital to such Fund. Receiving a return of capital distribution from REITs will reduce the amount of income available to be distributed to Fund shareholders. Income from REITs generally will not be eligible for treatment as qualified dividend income. As the final character of the distributions is not known until reported by the REITs on their 1099s, the Funds utilize an average of the prior year’s reallocation information as an estimate for the current year character of distributions.

Trust Expenses: Some expenses of the Trust can be directly attributed to the Funds. Expenses which cannot be directly attributed to the Funds are apportioned among all funds in the Trust based on average net assets of each fund.

Annual Report | April 30, 2021	45

Emerald Funds	Notes to Financial Statements

April 30, 2021

Fund and Class Expenses: Expenses that are specific to a Fund or class of shares of a Fund, including distribution fees (Rule 12b-1 fees) and shareholder servicing fees, are charged directly to that Fund or share class. All expenses of a Fund, other than class specific expenses, are allocated daily to each class in proportion to its average daily net assets. Expenses that are common to the Funds generally are allocated among the Funds in proportion to their average daily net assets.

Federal Income Taxes: Each Fund complies with the requirements under Subchapter M of the Code, applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains, if any, each year so that the Funds will not be subject to excise tax on undistributed income and gains. The Funds are not subject to income taxes to the extent such distributions are made.

As of and during the year ended April 30, 2021, the Funds did not have a liability for any unrecognized tax benefits. The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Distributions to Shareholders: Each Fund normally pays dividends and distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from dividends and other income each Fund receives from its investments, including short-term capital gains. Long term capital gain distributions are derived from gains realized when each Fund sells a security it has owned for more than a year. Each Fund may make additional distributions and dividends at other times if the portfolio manager believes doing so may be necessary for each Fund to avoid or reduce taxes.

Epidemic and Pandemic Risk: Certain countries have been susceptible to epidemics, most recently COVID-19, which has been designated as a pandemic by world health authorities. The outbreak of such epidemics, together with any resulting restrictions on travel or quarantines imposed, could have a negative impact on the economy and business activity globally (including in the countries in which we invest), and thereby could adversely affect the performance of our investments. Furthermore, the rapid development of epidemics could preclude prediction as to their ultimate adverse impact on economic and market conditions, and, as a result, present material uncertainty and risk with respect to us and the performance of our investments.

Libor Risk: In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (“ASU”) No. 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The Funds’ investments, payment obligations, and financing terms may be based on floating rates, such as the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. On November 30, 2020, the administrator of LIBOR announced its intention to delay the phase out of the majority of the U.S. dollar LIBOR publications until June 30, 2023, with the remainder of LIBOR publications to still end at the end of 2021. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Funds’ transactions and the financial markets generally. As such, the potential effect of a transition away from LIBOR on the Funds or the Funds’ investments cannot yet be determined.

3. TAX BASIS INFORMATION

Tax Basis of Investments: As of April 30, 2021, the aggregate cost of investments, gross unrealized appreciation/(depreciation) and net unrealized appreciation/(depreciation) for Federal tax purposes was as follows:

	Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Unrealized Appreciation/(Depreciation)	Cost of Investments for Income Tax Purposes
Emerald Growth Fund	$683,111,642	$(34,029,269)	$649,082,373	$1,029,421,390
Emerald Insights Fund	8,944,656	(324,881)	8,619,775	13,515,675
Emerald Banking and Finance Fund	85,494,114	(12,060,236)	73,433,878	185,579,334

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Emerald Funds	Notes to Financial Statements

April 30, 2021

Components of Distributable Earnings: As of April 30, 2021, components of distributable earnings were as follows:

	Emerald Growth Fund	Emerald Insights Fund	Emerald Banking and Finance Fund
Undistributed ordinary income	$51,321,804	$1,474,381	$10,512,414
Accumulated capital gains	170,399,668	738,268	–
Net unrealized appreciation on investments	649,082,373	8,619,775	73,433,878
Total	$870,803,845	$10,832,424	$83,946,292

During the fiscal year ended April 30, 2021, Emerald Banking and Finance Fund utilized capital losses carried forward from prior fiscal year in the amount of $3,900,205.

Tax Basis of Distributions to Shareholders: The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain were recorded by each Fund.

The tax characters of distributions paid by the Funds for the fiscal year ended April 30, 2021 were as follows:

	Ordinary Income	Long-Term Capital Gain
Emerald Growth Fund	$13,844,336	$106,737,343
Emerald Insights Fund	756,049	862,121
Emerald Banking and Finance Fund	–	–

The tax characters of distributions paid by the Funds for the fiscal year ended April 30, 2020 were as follows:

	Ordinary Income	Long-Term Capital Gain
Emerald Growth Fund	$–	$18,434,222
Emerald Insights Fund	–	4,578
Emerald Banking and Finance Fund	–	–

4. SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales of securities (excluding short-term securities) during the year ended April 30, 2021 was as follows:

Funds	Cost of Investments Purchased	Proceeds from Investments Sold
Emerald Growth Fund	$907,733,350	$1,068,768,909
Emerald Insights Fund	15,123,126	14,829,352
Emerald Banking and Finance Fund	266,457,904	270,230,938

5. SHARES OF BENEFICIAL INTEREST

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. Holders of the shares of the Funds of the Trust have one vote for each share held and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are transferable and redeemable at the option of the shareholder. Purchasers of the shares do not have any obligation to make payments to the Trust or its creditors (other than the purchase price for the shares) or make contributions to the Trust or its creditors solely by reason of the purchaser’s ownership of the shares. Shares have no pre-emptive rights.

Annual Report | April 30, 2021	47

Emerald Funds	Notes to Financial Statements

April 30, 2021

6. MANAGEMENT AND RELATED-PARTY TRANSACTIONS

The Adviser, subject to the authority of the Board, is responsible for the overall management and administration of the Funds’ business affairs. The Adviser manages the investments of the Funds in accordance with the Funds’ investment objective, policies and limitations and investment guidelines established jointly by the Adviser and the Trustees. Pursuant to the Advisory Agreement, the Funds pay the Adviser fees for the services and facilities it provides payable on a monthly basis at the annual rate set forth below of the Funds’ average daily net assets. The management fee is paid on a monthly basis.

Emerald Growth Fund

Average Total Net Assets	Contractual Fee
Up to and including $250M	0.75%
Over $250M and including $500M	0.65%
Over $500M and including $750M	0.55%
Over $750M	0.45%

Emerald Insights Fund
Average Total Net Assets	Contractual Fee
Up to and including $250M	0.75%
Over $250M and including $500M	0.65%
Over $500M and including $750M	0.55%
Over $750M	0.45%

Emerald Banking and Finance Fund
Average Total Net Assets	Contractual Fee
Up to and including $100M	1.00%
Over $100M	0.90%

The Adviser has contractually agreed to limit each Fund’s total annual operating expenses (exclusive of acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expense) set forth to the annual shares (as percentages of a Funds average daily net assets) in the following table for Class A, Class C, Institutional Class, and Investor Class shares. This agreement (the “Expense Agreement”) is in effect from September 1, 2020 through August 31, 2021, for all Funds. The prior Expense Agreement was in effect from September 1, 2019 through August 31, 2020 for all Funds. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through the expense agreement to the extent that a Funds expenses in later periods fall below the expense cap in effect at the time of the waiver or reimbursement. Notwithstanding the foregoing, the Funds will not be obligated to pay any such fees and expenses more than three years after the date of the waiver or reimbursement. The Adviser may not discontinue this waiver, prior to August 31, 2021, without the approval by the Funds Board, for all Funds. Fees waived/reimbursed by the Adviser for the year ended April 30, 2021 are disclosed in the Statements of Operations.

Emerald Growth Fund
Class A	Class C	Institutional Class	Investor Class
1.29%	1.94%	0.99%	1.34%

Emerald Insights Fund
Class A	Class C	Institutional Class	Investor Class
1.35%	2.00%	1.05%	1.40%

Emerald Banking and Finance Fund
Class A	Class C	Institutional Class	Investor Class
1.84%	2.49%	1.54%	1.89%

48	www.emeraldmutualfunds.com

Emerald Funds	Notes to Financial Statements

April 30, 2021

For the year ended April 30, 2021, the fee waivers/reimbursements and recoupments of past waived fees were as follows:

Fund	Fees Waived/ Reimbursed By Adviser
Emerald Insights Fund
Class A	$80,330
Class C	1,121
Institutional Class	13,352
Investor Class	1,874

As of April 30, 2021, the balances of recoupable expenses for each Fund were as follows:

Fund	Expires 2022	Expires 2023	Expires 2024	Total
Emerald Insights Fund
Class A	$77,413	$88,177	$80,330	$245,920
Class C	1,019	1,283	1,121	3,423
Institutional Class	11,141	12,318	13,352	36,811
Investor Class	1,004	1,098	1,874	3,976

Fund Administrator Fees and Expenses: ALPS Fund Services, Inc. (“ALPS”) serves as administrator to the Funds and the Funds have agreed to pay expenses incurred in connection with their administrative activities. Pursuant to an Administration Agreement, ALPS provides operational services to the Funds including, but not limited to, fund accounting and fund administration and generally assist in the Funds’ operations. Officers of the Trust are employees of ALPS. The Funds’ administration fee is accrued on a daily basis and paid monthly. Administration fees paid by the Funds for the year ended April 30, 2021 are disclosed in the Statements of Operations.

The Administrator is also reimbursed by the Funds for certain out-of-pocket expenses.

Transfer Agent: ALPS serves as transfer, dividend paying and shareholder servicing agent for the Funds. ALPS receives an annual minimum fee, a fee based upon the number of shareholder accounts, and is also reimbursed by the Funds for certain out-of-pocket expenses. Transfer agent fees paid by the Funds for the year ended April 30, 2021 are disclosed in the Statements of Operations.

Compliance Services: ALPS provides services that assist the Trust’s chief compliance officer in monitoring and testing the policies and procedures of the Trust in conjunction with requirements under Rule 38a-1 under the 1940 Act and receives an annual base fee. ALPS is reimbursed for certain out-of-pocket expenses by the Funds. Compliance service fees paid by the Funds for the year ended April 30, 2021 are disclosed in the Statements of Operations.

Principal Financial Officer: ALPS receives an annual fee for providing principal financial officer services to the Funds. Principal financial officer fees paid by the Funds for the year ended April 30, 2021 are disclosed in the Statements of Operations.

Distributor: ALPS Distributors, Inc. (“ADI” or the “Distributor”) (an affiliate of ALPS) acts as the distributor of the Funds’ shares pursuant to a Distribution Agreement with the Trust. Shares are sold on a continuous basis by ADI as agent for the Funds, and ADI has agreed to use its best efforts to solicit orders for the sale of Funds’ shares, although it is not obliged to sell any particular amount of shares. ADI is not entitled to any compensation for its services as Distributor. ADI is registered as a broker-dealer with the U.S. Securities and Exchange Commission.

Each Fund has adopted a separate Distribution and Services Plan (each a “Plan” and collectively, the “Plans”) pursuant to Rule 12b-1 of the 1940 Act. The Plans allow each Fund, as applicable, to use each Fund’s assets to pay fees in connection with the distribution and marketing of the Funds’ shares and/or the provision of shareholder services to the Funds’ shareholders. The Plan permits payment for services in connection with the administration of plans or programs that use shares of each Fund as their funding medium and for related expenses. The recipients of such payments may include other affiliates of the Adviser, broker-dealers, financial institutions, plan sponsors and administrators and other financial intermediaries through which investors may purchase shares of the Fund. The Plans permit each Fund to make total payments at an annual rate of up to 0.35%, 0.75% and 0.25% of the average daily net asset value of Class A, Class C and Investor Class, respectively. Because these fees are paid out of the Funds’ assets on an ongoing basis, over time they will increase the cost of an investment in the Funds, and Plan fees may cost an investor more than other types of sales charges.

Each Fund, has adopted a Shareholder Services Plan (a “Shareholder Services Plan”) with respect to its Class C, Institutional Class and Investor Class shares. Under the Shareholder Services Plan, a Fund is authorized to compensate certain financial intermediaries, including broker-dealers and Fund affiliates which may include the Distributor, Adviser and/or the transfer agent (the “Participating Organizations”), an aggregate fee in an amount not

Annual Report | April 30, 2021	49

Emerald Funds	Notes to Financial Statements

April 30, 2021

to exceed on an annual basis 0.25%, 0.05% and 0.15% of the average daily net asset value of Class C, Institutional Class and Investor Class, respectively, of the Funds attributable to or held in the name of the Participating Organizations pursuant to an agreement with such Participating Organizations (the “Agreement”). Each Agreement will set forth the non-distribution related shareholder services to be performed by the Participating Organizations for the benefit of a Fund’s shareholders who have elected to have such Participating Organizations service their accounts. Any amount of such payment not paid to Participating Organizations during a Fund’s fiscal year for such service activities shall be reimbursed to the Fund as soon as practicable. Shareholder Services Plan fees are included with distribution and service fees in the Statements of Operations. Fees recaptured pursuant to the Shareholder Services Plan for the year ended April 30, 2021, are included as an offset to distribution and service fees as disclosed in the Statements of Operations.

Trustees

The fees and expenses of the Trustees of the Board are presented in the Statements of Operations.

7. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses, which may permit indemnification to the extent permissible under applicable law. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued.

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Emerald Funds	Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Trustees of Financial Investors Trust

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Emerald Growth Fund, Emerald Insights Fund, and Emerald Banking and Finance Fund, three of the funds constituting the Financial Investors Trust, including the schedule of investments, as of April 30, 2021; the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the funds listed above constituting Financial Investors Trust, as of April 30, 2021, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Denver, Colorado

June 28, 2021

We have served as the auditor of one or more investment companies advised by Emerald Mutual Fund Advisers Trust since 2012

Annual Report | April 30, 2021	51

Emerald Funds	Additional Information

April 30, 2021 (Unaudited)

1. FUND HOLDINGS

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC's Web site at http://www.sec.gov. The Funds’ Form N-PORT reports are also available upon request by calling (toll-free) (855) 828-9909.

2. FUND PROXY VOTING POLICIES, PROCEDURES AND SUMMARIES

Each Fund’s policies and procedures used in determining how to vote proxies and information regarding how the Funds voted proxies relating to portfolio securities during the most recent prior 12-month period ending June 30 are available without charge, (1) upon request, by calling (toll-free) (855) 828-9909 and (2) on the SEC’s website at http://www.sec.gov.

3. TAX INFORMATION (UNAUDITED)

The Funds designate the following for federal income tax purposes for distributions made during the calendar year ended December 31, 2020:

	QDI	DRD
Emerald Banking and Finance Fund	N/A	N/A
Emerald Growth Fund	22.59%	22.65%
Emerald Insights Fund	9.55%	9.63%

In early 2021, if applicable, shareholders of record received this information for the distribution paid to them by the Funds during the calendar year 2020 via Form 1099. The Funds will notify shareholders in early 2022 of amounts paid to them by the Funds, if any, during the calendar year 2021.

Pursuant to Section 852(b)(3) of the Internal Revenue Code, the Emerald Growth Fund and the Emerald Insights Fund designated $106,737,343 and $862,121 respectively, as long-term capital gain dividends.

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Emerald Funds	Disclosure Regarding Approval of Fund Advisory Agreement

April 30, 2021 (Unaudited)

On March 9, 2021, the Trustees met via Zoom video conference to discuss, among other things, the renewal of the Investment Advisory Agreement between Emerald Mutual Fund Advisers Trust (“Emerald”) and the Trust, with respect to the Emerald Banking and Finance Fund, the Emerald Growth Fund, and the Emerald Insights Fund (together, the “Emerald Funds”), dated October 1, 2018 (the “Emerald Investment Advisory Agreement”), in accordance with Section 15(c) of the 1940 Act. In renewing and approving the Emerald Investment Advisory Agreement, the Trustees, including the Independent Trustees, considered the following factors with respect to the Emerald Funds:

Investment Advisory Fee Rate: The Trustees reviewed and considered the contractual annual advisory fee paid by the Trust, on behalf of the Funds, to Emerald of 1.00% of the Emerald Banking and Finance Fund’s daily average net assets up to and including $100 million and 0.90% in excess of $100 million and, for each of the other Funds, 0.75% of the daily average net assets up to and including $250 million, 0.65% in excess of $250 million and up to and including $500 million, 0.55% in excess of $500 million and up to and including $750 million, and 0.45% in excess of $750 million, in light of the extent and quality of the advisory services provided by Emerald to the Funds.

The Board received and considered information including a comparison of each of the Fund’s contractual advisory fees with those of funds in the expense peer group of comparable funds provided by an independent provider of investment company data (the “Data Provider”). With regard to the Emerald Growth Fund, the Trustees noted that the contractual advisory fee rate, for each share class, was below the Data Provider peer group median. With regard to the Emerald Banking and Finance Fund, the Trustees noted that the contractual advisory fee rate, for each share class, was above the Data Provider peer group median. With regard to the Emerald Insights Fund, the Trustees noted that the contractual advisory fee rate, for each share class, was the same as the Data Provider peer group median.

Total Net Expense Ratios: The Trustees further reviewed and considered that the total net expense ratio of each class of the Emerald Insights Fund and of the Emerald Banking & Finance Fund was generally higher than the Data Provider peer group median, and that the total net expense ratio of each class of the Emerald Growth Fund was lower than the Data Provider peer group median.

Nature, Extent, and Quality of the Services under the Investment Advisory Agreement: The Trustees received and considered information regarding the nature, extent, and quality of services provided to the Emerald Funds under the Emerald Investment Advisory Agreement. The Trustees reviewed certain background materials supplied by Emerald in its presentation, including its Form ADV.

The Trustees reviewed and considered Emerald’s investment advisory personnel, its history as an asset manager, and its performance and the amount of assets currently under management by Emerald and its affiliated entities. The Trustees also reviewed the research and decision-making processes utilized by Emerald, including the methods adopted to seek to achieve compliance with the investment objectives, policies, and restrictions of the Emerald Funds.

The Trustees considered the background and experience of Emerald’s management in connection with the Emerald Funds, including reviewing the qualifications, backgrounds, and responsibilities of the management team primarily responsible for the day-to-day portfolio management of each Emerald Fund and the extent of the resources devoted to research and analysis of actual and potential investments.

The Trustees also reviewed, among other things, Emerald’s insider trading policies and procedures and its Code of Ethics.

Performance: The Trustees reviewed performance information for the Institutional Class, Class A, Class C, and Investor Class shares of the Emerald Insights Fund, Emerald Growth Fund, and Emerald Banking and Finance Fund for the 3-month, 1-year, 3-year, 5-year, 10-year, and since inception periods, as applicable, ended December 31, 2020. That review included a comparison of each Fund’s performance to the performance of a group of comparable funds selected by the Data Provider. The Trustees noted that each class of the Emerald Growth Fund and of the Emerald Banking & Finance Fund generally outperformed the Data Provider peer group median for each period, and that the each class of the Emerald Insights Fund outperformed the Data Provider peer group median for each applicable time period, except for the 3-month period. The Trustees also considered Emerald’s discussion of its reputation generally and its investment techniques, risk management controls, and decision-making processes.

Comparable Accounts: The Trustees noted certain information provided by Emerald regarding fees charged to its other clients utilizing a strategy similar to that employed by one or more of the Emerald Funds.

Profitability: The Trustees received and considered a profitability analysis prepared by Emerald based on the fees payable under the Emerald Investment Advisory Agreement.

Economies of Scale: The Trustees considered whether economies of scale in the provision of services to the Emerald Funds will be passed along to the shareholders under the proposed agreements.

Annual Report | April 30, 2021	53

Emerald Funds	Disclosure Regarding Approval of Fund Advisory Agreement

April 30, 2021 (Unaudited)

Other Benefits to the Adviser: The Trustees reviewed and considered any other incidental benefits derived or to be derived by Emerald from its relationship with the Emerald Funds, including whether soft dollar arrangements were used.

The Trustees, including all of the Independent Trustees, concluded that:

●	With regard to the Emerald Growth Fund, for each share class, the contractual advisory fee rate was below the Data Provider peer group median. With regard to the Emerald Banking and Finance Fund, for each share class, the contractual advisory fee rate was above the Data Provider peer group median. With regard to the Emerald Insights Fund, for each share class, the contractual advisory fee rate was the same as the Data Provider peer group median.

●	The total net expense ratio of each class of the Emerald Insights Fund and of the Emerald Banking & Finance Fund was generally higher than the Data Provider peer group median, and that the total net expense ratio of each class of the Emerald Growth Fund was lower than the Data Provider peer group median.

●	The nature, extent, and quality of services rendered by Emerald under the Emerald Investment Advisory Agreement with respect to each Emerald Fund were adequate.

●	With regard to the Emerald Growth Fund, for each share class, the contractual advisory fee rate was below the Data Provider peer group median. With regard to the Emerald Banking and Finance Fund, for each share class, the contractual advisory fee rate was above the Data Provider peer group median. With regard to the Emerald Insights Fund, for each share class, the contractual advisory fee rate was the same as the Data Provider peer group median.

●	For the 3-month, 1-year, 3-year, 5-year, 10-year, and since inception periods, as applicable, ended December 31, 2020, each class of the Emerald Growth Fund and of the Emerald Banking & Finance Fund generally outperformed the Data Provider peer group median for each applicable period, and that the each class of the Emerald Insights Fund outperformed the Data Provider peer group median for each applicable time period, except for the 3-month period.

●	Bearing in mind the limitations of comparing different types of managed accounts and the different levels of service typically associated with such accounts, the fee structures applicable to Emerald’s other clients employing a comparable strategy to one or more of the Emerald Funds were not indicative of any unreasonableness with respect to the advisory fee payable to Emerald by the Funds.

●	The profit, if any, realized by Emerald in connection with the operation of any of the Emerald Funds is not unreasonable.

●	There were no material economies of scale or other incidental benefits accruing to Emerald in connection with its relationship with any of the Emerald Funds.

Based on the Trustees’ deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, concluded that Emerald’s compensation for investment advisory services is consistent with the best interests of each of the Emerald Funds and their shareholders.

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Emerald Funds	Liquidity Risk Management Program

April 30, 2021 (Unaudited)

The Financial Investors Trust (the “Trust”) has established a liquidity risk management program (the “Program”) to govern the Trust’s approach to managing liquidity risk for each fund in the Trust (each a “Fund”). The Program is overseen by the Liquidity Committee (the “Committee”), a committee comprised of representatives of the Trust’s investment advisers, sub-advisers, and Officers of the Trust. The Trust’s Board of Trustees (the “Board”) has approved the designation of the Committee to oversee the Program.

The Program’s principal objectives include supporting each Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that a Fund will be unable to meet its redemption obligations in a timely manner. The Program also includes a number of elements that support the management and assessment of liquidity risk, including a periodic assessment of factors that influence a Fund’s liquidity and the periodic classification and re-classification of the Fund’s investments into groupings that reflect the Committee’s assessment of their relative liquidity under current market conditions.

At a meeting of the Board held on March 10, 2021, the Trustees received a report from the Committee regarding the design and operational effectiveness of the Program during 2020. The Committee determined, and reported to the Board, that the Program is reasonably designed to assess and manage each Fund’s liquidity risk and has operated adequately and effectively to manage each Fund’s liquidity risk since implementation.

The Committee reported that during the period covered by the report, there were no liquidity events that impacted the Funds or their ability to timely meet redemptions without dilution to existing shareholders. Among other things, the Board noted that the Funds are not required to have a highly liquid investment minimum based on their liquidity classifications. The Board further noted that no material changes have been made to the Program since its implementation.

Annual Report | April 30, 2021	55

Emerald Funds	Trustees and Officers

April 30, 2021 (Unaudited)

Additional information regarding the Fund’s trustees is included in the Statement of Additional Information, which can be obtained without charge by calling 855-828-9909.

INDEPENDENT TRUSTEES
Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Mary K. Anstine, 1940	Trustee and Chairman	Ms. Anstine was elected at a special meeting of shareholders held on March 21, 1997 and re- elected at a special meeting of shareholders held on August 7, 2009. Ms. Anstine was appointed Chairman of the Board at the June 6, 2017 meeting of the Board of Trustees.	Ms. Anstine is Trustee/Director of AV Hunter Trust and Colorado Uplift Board.	31	Ms. Anstine is a Trustee of ALPS ETF Trust (17 funds); ALPS Variable Investment Trust (7 funds); Reaves Utility Income Fund (1 fund); and Segall Bryant & Hamill Trust through December 2020 (14 funds as of December 2020).
Jeremy W. Deems, 1976	Trustee	Mr. Deems was appointed as a Trustee at the March 11, 2008 meeting of the Board of Trustees and elected at a special meeting of shareholders held on August 7, 2009.	Mr. Deems is the Co-Founder and Chief Financial Officer of Green Alpha Advisors, LLC, a registered investment advisor, and Co-Portfolio Manager of the Shelton Green Alpha Fund.	31	Mr. Deems is a Trustee of ALPS ETF Trust (17 funds); ALPS Variable Investment Trust (7 funds); Clough Funds Trust (1 fund); and Reaves Utility Income Fund (1 fund).
Jerry G. Rutledge, 1944	Trustee	Mr. Rutledge was elected at a special meeting of shareholders held on August 7, 2009.	Mr. Rutledge is the President and owner of Rutledge’s Inc., a retail clothing business.	31	Mr. Rutledge is a Trustee of Clough Global Dividend and Income Fund (1 fund); Clough Global Equity Fund (1 fund); Clough Global Opportunities Fund (1 fund); and Principal Real Estate Income Fund (1 fund).

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Emerald Funds	Trustees and Officers

April 30, 2021 (Unaudited)

INDEPENDENT TRUSTEES
Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Michael “Ross” Shell, 1970	Trustee	Mr. Shell was elected at a special meeting of shareholders held on August 7, 2009.	Mr. Shell is Founder and CEO of Red Idea, LLC, a strategic consulting/early stage venture firm (since June 2008). Mr. Shell serves on the Board of Directors of TalkBox, a phone/privacy booth company (since 2018) and DLVR, a package security company (since 2018). Mr. Shell served on the Advisory Board, St. Vrain School District Innovation Center (from 2015- 2018). Mr. Shell graduated with honors from Stanford University with a degree in Political Science.	31	None.

INTERESTED TRUSTEE
Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Edmund J. Burke, 1961	Trustee	Mr. Burke was elected as Trustee at a special meeting of shareholders held on August 7, 2009.	Mr. Burke joined ALPS in 1991 and served as the President and Director of ALPS Holdings, Inc., and ALPS Advisors, Inc., and Director of ALPS Distributors, Inc., ALPS Fund Services, Inc. (“ALPS”), and ALPS Portfolio Solutions Distributor, Inc. (collectively, the “ALPS Companies”). Mr. Burke retired from the ALPS Companies in June 2019. Mr. Burke is currently a partner at ETF Action, a web-based system that provides data and analytics to registered investment advisers, (since 2020) and a Director of Alliance Bioenergy Plus, Inc., echnology company focused on emerging technologies in the renewable energy, biofuels, and bioplastics technology sectors (since 2020). Mr. Burke is deemed an interested Trustee by virtue of his prior positions with the ALPS Companies.	31	Mr. Burke is a Trustee of ALPS ETF Trust (17 funds); Clough Global Dividend and Income Fund (1 fund); Clough Global Equity Fund (1 fund); Clough Global Opportunities Fund (1 fund); Clough Funds Trust (1 fund); Liberty All-Star Equity Fund (1 fund); and Director of the Liberty All-Star Growth Fund, Inc. (1 fund).

Annual Report | April 30, 2021	57

Emerald Funds	Trustees and Officers

April 30, 2021 (Unaudited)

OFFICERS
Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***
Bradley J. Swenson, 1972*****	President	Mr. Swenson was appointed President of the Trust at the June 11, 2019 meeting of the Board of Trustees.	Mr. Swenson joined ALPS in 2004 and has served as its President since June 2019. In this role, he serves as an officer to certain other closed-end and open-end investment companies. He previously served as the Chief Operating Officer of ALPS (2015-2019). Mr. Swenson also previously served as Chief Compliance Officer to ALPS, its affiliated entities, and to certain ETF, closed-end and open-end investment companies (2004-2015). Because of his position with ALPS, Mr. Swenson is deemed an affiliate of the Trust as defined under the 1940 Act.
Dawn Cotten, 1977	President	Ms. Cotten was appointed President of the Trust at the June 8-9, 2021 meeting of the Trustees.	Ms. Cotten joined ALPS in 2009 and is currently Senior Vice President of Fund Administration and Relationship Management of ALPS. She has served in that role since January 2020. Prior to that, Ms. Cotten served as Senior Vice President of Relationship Management (2017-2020). Ms. Cotten served as a VP in Relationship Management from 2013-2017. Ms. Cotten also serves as President of ALPS Series Trust, Clough Funds Trust, Clough Global Dividend and Income Fund, and Clough Global Equity Fund and Clough Global Opportunities Fund.
Jennell Panella, 1974	Treasurer	Ms. Panella was appointed Treasurer of the Trust at the September 15, 2020 meeting of the Board of Trustees.	Ms. Panella joined ALPS in June 2012 and is currently Vice President and Fund Controller of ALPS Fund Services, Inc. Prior to joining ALPS, Ms. Panella served as Financial Reporting Manager for Parker Global Strategies, LLC (2009-2012). Because of her position with ALPS, Ms. Panella is deemed an affiliate of the Trust as defined under the 1940 Act.
Karen S. Gilomen, 1970*****	Secretary	Ms. Gilomen was appointed Secretary of the Trust at the December 13, 2016 meeting of the Board of Trustees.	Ms. Gilomen joined ALPS in August 2016 as Vice President and Senior Counsel. Prior to joining ALPS, Ms. Gilomen was Vice President - General Counsel & CCO of Monticello Associates, Inc. from 2010 to 2016. Because of her position with ALPS, Ms. Gilomen is deemed an affiliate of the Trust, as defined under the 1940 Act. Ms. Gilomen is also the Secretary of ALPS Variable Investment Trust and Reaves Utility Income Fund, and the Assistant Secretary of the WesMark Funds.
Cara Owen, 1981	Secretary	Ms. Owen was appointed Secretary of the Trust at the June 8-9, 2021 meeting of the Board of Trustees.	Vice President and Principal Legal Counsel, ALPS Fund Services, Inc. Prior to joining ALPS, Ms. Owen was Senior Counsel, Corporate & Investments, Great-West Life & Annuity Insurance Company; Senior Counsel & Assistant Secretary, Great-West Funds, Inc., Great-West Capital Management, LLC, Great-West Trust Company, LLC, and Advised Assets Group, LLC (2014-2019). Ms. Owen also serves as Secretary of ALPS ETF Trust, Vice President and Secretary of Boulder Growth & Income Fund, and Assistant Secretary of James Advantage Funds.

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Emerald Funds	Trustees and Officers

April 30, 2021 (Unaudited)

OFFICERS
Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***
Ted Uhl, 1974	Chief Compliance Officer (“CCO”)	Mr. Uhl was appointed CCO of the Trust at the June 8, 2010 meeting of the Board of Trustees.	Mr. Uhl joined ALPS in October 2006, and is currently Deputy Compliance Officer of ALPS. Prior to his current role, Mr. Uhl served as Senior Risk Manager for ALPS from October 2006 until June 2010. Before joining ALPS, Mr. Uhl served a Sr. Analyst with Enenbach and Associates (RIA), and a Sr. Financial Analyst at Sprint. Because of his position with ALPS, Mr. Uhl is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Uhl is also CCO of the Boulder Growth & Income Fund, Inc., Centre Funds, Index Funds, Reality Shares ETF Trust, Reaves Utility Income Fund and XAI Octagon Floating Rate & Alternative Income Term Trust.
Jennifer Craig, 1973	Assistant Secretary	Ms. Craig was appointed Assistant Secretary of the Trust at the June 8, 2016 meeting of the Board of Trustees.	Ms. Craig joined ALPS in 2007 and is currently Assistant Vice President and Paralegal Manager of ALPS. Because of her position with ALPS, Ms. Craig is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Craig is also Secretary of Principal Real Estate Income Fund, Assistant Secretary of ALPS ETF Trust, Clough Global Dividend and Income Fund, Clough Global Equity Fund, Clough Global Opportunities Fund, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. and Clerk of Goehring & Rozencwajg Investment Funds.

*	All communications to Trustees and Officers may be directed to Financial Investors Trust c/o 1290 Broadway, Suite 1000, Denver, CO 80203.
**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee serves an indefinite term, until such Trustees successor is elected and appointed, or such Trustee resigns or is deceased. Officers are elected on an annual basis.
***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
****	The Fund Complex includes all series of the Trust, currently 31, and any other investment companies for which any Trustee serves as trustee for and for which Emerald Mutual Fund Advisers Trust provides investment advisory services (currently none).
*****	Mr. Swenson resigned his position as President of the Trust effective June 9, 2021 and Ms. Gilomen resigned her position as Secretary of the Trust effective June 4, 2021.

Annual Report | April 30, 2021	59

Emerald Funds	Privacy Policy

Who We Are
Who is providing this notice?	Emerald Banking and Finance Fund, Emerald Growth Fund, Emerald Insights Fund
What We Do
How do the Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How do the Funds collect my personal information?	We collect your personal information, for example, when you • open an account • provide account information or give us your contact information • make a wire transfer or deposit money
Why can’t I limit all sharing?

Federal law gives you the right to limit only

•     sharing for affiliates’ everyday business purposes-information about your creditworthiness

•     affiliates from using your information to market to you

•     sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • The Funds do not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • The Funds do not jointly market.
Other Important Information
California residents	If your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.
Vermont residents	The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information.

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Emerald Funds	Privacy Policy

FACTS	WHAT DO THE FUNDS DO WITH YOUR PERSONAL INFORMATION?
WHY?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information.

Please read this notice carefully to understand what we do.

WHAT?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•     Social Security number and account transactions

•     Account balances and transaction history

•     Wire transfer instructions

HOW?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Funds choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do the funds share:	Can you limit this sharing?
For our everyday business purposes –
such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We do not share.
For joint marketing with other financial companies	No	We do not share.
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We do not share.
For non-affiliates to market to you	No	We do not share.

Annual Report | April 30, 2021	61

GRANDEUR PEAK FUNDS

ELEVATED GLOBAL INVESTING · ACTIVE AT ITS BEST™

ANNUAL

April 30, 2021

EMERGING MARKETS OPPORTUNITIES FUND GPEOX | GPEIX

GLOBAL CONTRARIAN FUND GPGCX

GLOBAL MICRO CAP FUND GPMCX

GLOBAL OPPORTUNITIES FUND GPGOX | GPGIX

GLOBAL REACH FUND GPROX | GPRIX

GLOBAL STALWARTS FUND GGSOX | GGSYX

INTERNATIONAL OPPORTUNITIES FUND GPIOX | GPIIX

INTERNATIONAL STALWARTS FUND GISOX | GISYX

US STALWARTS FUND GUSYX

Shareholder Letter	1
Performance Update	7
Disclosure of Fund Expenses	34
Portfolio of Investments
Grandeur Peak Emerging Markets Opportunities Fund	36
Grandeur Peak Global Contrarian Fund	40
Grandeur Peak Global Micro Cap Fund	43
Grandeur Peak Global Opportunities Fund	47
Grandeur Peak Global Reach Fund	51
Grandeur Peak Global Stalwarts Fund	57
Grandeur Peak International Opportunities Fund	61
Grandeur Peak International Stalwarts Fund	65
Grandeur Peak US Stalwarts Fund	68
Statements of Assets and Liabilities	70
Statements of Operations	73
Statements of Changes in Net Assets
Grandeur Peak Emerging Markets Opportunities Fund	76
Grandeur Peak Global Contrarian Fund	77
Grandeur Peak Global Micro Cap Fund	78
Grandeur Peak Global Opportunities Fund	79
Grandeur Peak Global Reach Fund	80
Grandeur Peak Global Stalwarts Fund	81
Grandeur Peak International Opportunities Fund	82
Grandeur Peak International Stalwarts Fund	83
Grandeur Peak US Stalwarts Fund	84
Financial Highlights
Grandeur Peak Emerging Markets Opportunities Fund	85
Grandeur Peak Global Contrarian Fund	87
Grandeur Peak Global Micro Cap Fund	88
Grandeur Peak Global Opportunities Fund	89
Grandeur Peak Global Reach Fund	91
Grandeur Peak Global Stalwarts Fund	93
Grandeur Peak International Opportunities Fund	95
Grandeur Peak International Stalwarts Fund	97
Grandeur Peak US Stalwarts Fund	99
Notes to Financial Statements	100
Report of Independent Registered Public Accounting Firm	115
Additional Information	116
Trustees and Officers	118
Privacy Policy	122

Grandeur Peak Funds®	Shareholder Letter

April 30, 2021 (Unaudited)

Dear Fellow Shareholders,

In June 1992, Eugene Fama and Kenneth French published their seminal paper, “Common Risk Factors in the Returns on Stocks and Bonds,” in the Journal of Financial Economics. With this paper, the era of Factor Investing was born and equity portfolios the world over began to be allocated into buckets of Small Cap vs. Large Cap and Value vs. Growth. To build their Size and Value Factors, Fama/French used excess returns on 25 portfolios, formed on market cap (Size) and book-to-market equity (Value) as dependent variables in the time-series regressions. The Size factor was named SMB: “Small minus Big” and the Value Factor was named HML: “High minus Low (Book-to-Market Equity Ratio).” The irony of the timing of their paper is that Large Cap Growth stocks1, the very type of stocks that the paper claimed underperform markets on a regular basis, went on a tear in the latter half of the 1990s, outperforming Small Cap Value stocks2 by 255% on a cumulative basis from January 1995 – August 2000, when Large Cap growth stocks peaked, as shown in Exhibit 1.

Exhibit 1: Large Cap Growth (Russell 200 Growth Index) vs. Small Cap Value (Russell 2000 Value Index)

Source: FTSE Russell (data from January 1995 – August 2000).
Past performance is no indication of future returns.

In the close to 30 years since the Fama/French paper was published, the academics have discovered a myriad of other market factors, and the opportunists have launched a host of indexes and investment products based on those factors. And yet the debate still rages: Growth vs. Value, Small Cap vs. Large Cap, and Quality vs. Junk. Hopefully you know how we view the world at Grandeur Peak Global Advisors. We believe that Quality outperforms, but that Valuation is incredibly important. We also like hunting for great investments among the small cap names across the globe, not because we necessarily think the Fama/French Size Factor leads to excess return, but because we believe that smaller companies can grow faster for longer than large companies. We also believe that the enormity of the global small cap market makes for better fishing, and we like to throw as wide a net as possible when looking for opportunity, and we like to fish in lakes where there are fewer people casting their nets.

Index provider MSCI is one of the opportunists that have created a slew of Factor-based indexes over the years, and as we come up on our 10th anniversary as a firm, we thought it would be interesting to compare how our “Quality at a Reasonable Price,” investment style has fared. As Global investors, we like to compare MSCI’s series of World Indexes.

[1]	As measured by the Russell 200 Large Cap Growth Index
[2]	As measured by the Russell 2000 Small Cap Value Index

Annual Report | April 30, 2021	1

Grandeur Peak Funds®	Shareholder Letter

April 30, 2021 (Unaudited)

The MSCI World Index captures Large- and Mid-cap representation across 23 Developed Market countries. The MSCI World Large Cap Index is a subset to the MSCI World Index, which captures the largest companies in each country (approximately 70% of the free float-adjusted market capitalization). The MSCI World Small Cap Index captures the smallest companies in each country (approximately 14% of the free float-adjusted market capitalization).

The MSCI World Growth Index is a subset of the MSCI World Index of stocks that exhibits overall Growth Characteristics using 5 variables3. The MSCI World Value Index is a subset of the MSCI World Index of stocks that exhibit Value Characteristics using 3 variables4.

The MSCI World Quality Index is a subset of the MSCI World Index of stocks that exhibit Quality Characteristics using 3 variables5. The MSCI World Prime Value Index is designed to represent the performance of companies with relatively low valuations and high quality characteristics. It can be considered a “Quality Value” index where the MSCI World Quality Index can be considered “Quality Growth”.

Exhibit 2 shows the 10yr annualized returns of these 7 indexes from April 2010 through the market meltdown of March 2020 (we’ll look at how they’ve done since then in just a moment).

Exhibit 2: Annualized 10-yr Returns through March 2020

Source: MSCI (data from 3/31/2011 – 3/31/2021).
Past performance is no indication of future returns.

As you can see, over the 10 years ended March 31, 2020, Large companies outperformed Small (but not by much), Growth outperformed Value by a lot, and Quality outperformed generic stocks, both in the Growth and Value space. The Prime Value Index (Quality Value) outperformed the traditional Value index, and the Quality Index (Quality Growth) outperformed the traditional Growth index. Fortunately, for Grandeur Peak and our clients Quality Growth was the place to be.

Exhibit 3 takes a longer term view and shows Annualized returns from January 2001 through March 2020.

[3]	Long-term forward Earnings-Per-Share (EPS) growth rate, Short-term forward EPS growth rate, Current internal growth rate, Long-term historical EPS growth trend, and Long-term historical sales per share growth trend
[4]	Book value-to-price ratio, 12-month forward earnings-to-price ratio, and Dividend yield
[5]	High return on equity (ROE), Stable year-over-year earnings growth, and Low financial leverage

2	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Funds®	Shareholder Letter

April 30, 2021 (Unaudited)

Exhibit 3: Annualized Returns Jan 2001 – Mar 2020

Source: MSCI (data from 12/31/2000 – 3/31/2021).
Past performance is no indication of future returns.

Longer-term, since the dot.com crash of 2001, Small Caps outperformed Large Caps by a lot. But more interesting for us is that while traditional Growth outperformed traditional Value, the difference between Quality Value and Quality Growth was negligible.

Exhibit 4 shows more recent returns for these indexes, for the last 12 months through from the 3/31/2020 market bottom through 3/31/2021.

Exhibit 4: Last 12-month Returns Apr 2020 – Mar 2021

Source: MSCI (data from 3/31/2020 – 3/31/2021).
Past performance is no indication of future returns.

Annual Report | April 30, 2021	3

Grandeur Peak Funds®	Shareholder Letter

April 30, 2021 (Unaudited)

Since the market bottom last March (2020), Small caps have come screaming back and traditional Growth continues to outperform traditional Value as of the date of this report. But again, as of April 30th, Quality Value has continued to perform, even as Quality Growth has underperformed traditional Growth.

As you may recall, in September 2019 we launched a Quality Value strategy, Grandeur Peak Global Contrarian. Within our traditional Quality, Value, Momentum (QVM) framework, the Global Contrarian team is taking more of a VQM approach. That is, Value first, Quality second. While the Global Contrarian strategy is the purest expression of our Quality Value approach, the best thing about our QVM framework (in our opinion), is that we can be flexible across the Quality spectrum. So, while Quality Growth has been the place to be for the past 10 years, there may come a time where a more disciplined approach on valuation becomes warranted. That is, while we will never be able to guess which Factors may outperform over the next 10 years, we believe that we are well prepared to continue finding high quality companies, on both the Value and Growth side of the equation going forward.

Business Update

We recently closed several Funds to new investments due to the continued strength of global markets. We continuously monitor capacity at both the strategy and firm level. We are committed to keeping our investment strategies nimble to pursue their investment objectives without being unduly encumbered by their individual asset base or the firm’s collective assets. Achieving performance for Grandeur Peak clients is our paramount objective.6

Our tag line, “Elevated Global Investing,” highlights our focus and approach to go above and beyond in covering the global investable universe. We believe by seeing the global opportunity set, we can make elevated investment decisions. We’ve recently extended the tag line to include, “Active At Its Best,” to emphasize what we believe is a key differentiator of our investment approach… to very actively engage, and dig deep to understand, each company in which we invest. Active investing7 is a hallmark of our firm, and in an industry that has been shifting towards passive investments over the past decade, we feel our very active approach provides an increasingly distinct and exciting opportunity to outperform over the long-term. We are not shying away from our strength as active investors.

Our Sustainability Team has begun a quarterly report which summarizes many of the efforts being made across the investment team on ESG ("Environmental, Social and Governance") topics. The report includes details of our Sustainability Framework, company engagement and collaboration, our independent research and answers to frequently asked questions. It also includes sustainability profiles of our Funds and our owned companies for your reference.

Fund Performance & Attribution

The market has been favoring a very different set of companies to begin 2021 vs what we saw in 2020. With growing hope that we have turned the corner on COVID-19, many of what we would consider lower quality companies have been seeing a nice rebound, while many of our solid executors from last year have seen their stock prices underperform in markets rotating away from quality. Over the last several months we have been buying these higher quality names opportunistically in the Funds, taking advantage of the volatility, as we believe quality is the right space for long-term investments.

The last twelve months have been a very unusual period for global equity markets, with very strong absolute returns. It was definitely a period that brings to mind the common disclosure “past performance is no indication of future results.” We are very pleased to report the sizeable outperformance of the Grandeur Peak Funds vs their benchmarks for the year ending April 30, 2021. Given our quality focus, we generally seek to just keep up in strong bull markets, but the markets favored our style this year, and when combined with solid stock picking across our team, the nine Grandeur Peak Funds all delivered very nice gains, ranging from 59.92% to 102.43%.

Emerging Markets Opportunities: For the year, the Institutional share class returned a healthy +60.30% vs +63.05% for the benchmark. All regions of the emerging markets benchmark index posted very strong returns for the year. The Fund’s best returns came in Central Asia, but the Fund’s small underperformance in Asia Pacific, where the majority of the portfolio and benchmark reside, outweighed other areas of outperformance. Across sectors, the Fund outperformed the benchmark in Technology, but lagged in Consumer and Healthcare.

[6]	The Grandeur Peak Funds’ investment objective is long-term growth of capital; Grandeur Peak Funds’ Prospectus dated 8/31/2020.
[7]	If you’re not familiar with the terms “Active” and “Passive” investing, Active investing refers to the process of actively evaluating individual companies and selecting investments based on the merits of each company, while Passive investing refers to investing in a bundle of companies, typically in the form of Index Funds (a group of companies compiled to mimic a specific index – e.g. the S&P 500) or ETFs (Exchange Traded Funds, which are also a basic group of companies designed to mimic an index, industry, geography, or such) without evaluating the individual companies within the bundle.

4	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Funds®	Shareholder Letter

April 30, 2021 (Unaudited)

Global Contrarian: For the year, the Fund outperformed with a +78.51% return vs +66.94% for the benchmark. The Fund outperformed the benchmark in every region except Eastern Europe and a slight underperformance in North America, which together only make up about 17% of the portfolio. The Fund’s largest concentration is in Asia Pacific, where the Fund outperformed by more than 29 percentage points. Across sectors, Technology was a large contributor to performance, as was Financials, while the Fund lagged in Consumer.

Global Micro Cap: For the year, the Fund enjoyed a return of +102.43% return vs +67.65% for the benchmark, as micro caps finally enjoyed a tailwind. Every geography saw positive returns, but the biggest drivers of Fund performance were Western Europe and Asia Pacific where the Fund was overweight and outperformed. The biggest detractor was North America, where the Fund still outperformed the benchmark, but was significantly underweight. From a sector standpoint, the Fund outperformed across each sector, but the underweight to Industrials detracted slightly from performance.

Global Opportunities/International Opportunities: For the year, the Global Opportunities Institutional share class returned +83.44% vs +67.65% for the benchmark, and the International Opportunities Institutional share class also returned relative outperformance of +76.29% vs 58.94% for the benchmark. The Funds’ common big weights are in Asia Pacific and Western Europe. The Funds outperformed and were overweight in both these geographies. The Global Fund’s underweight to North America was detractor to performance, even though the Fund slightly outperformed in that region as well. The International Fund outperformed the benchmark across sectors, while the Global Fund did so except in the Consumer sector.

Global Reach: For the year, the Institutional share class returned +77.81% vs +67.65% for the benchmark. Stock picking and the Fund’s underweight in the US contributed positively to performance during the period. The Fund’s big weights were in Asia Pacific, Western Europe, and North America. The Fund outperformed and was overweight in both Asia Pacific and Western Europe. The Fund slightly underperformed in the North American markets. The Fund outperformed the benchmark across Technology, Healthcare, Financials and Industrials, but slightly underperformed in the Consumer sector.

Global Stalwarts/International Stalwarts: For the year, the Global Stalwarts Institutional share class returned +68.62% vs +54.93% for the benchmark, and the International Stalwarts Institutional share class returned relative performance of +67.61% vs +47.49% for the benchmark. The Funds’ outperformance came from all regions, except Eastern Europe, which makes up less than 2% of either Fund. The Funds’ strength in Asia Pacific was a key driver to the Funds’ outperformance. The Global Fund remained a little underweight in the North America markets, but its outperformance in that region helped lessen the impact. The Funds outperformed the benchmark across sectors, with Consumer being the smallest outperformance for both Funds.

US Stalwarts: For the year, the Fund outperformed with a +73.67% return vs +62.89% for the benchmark. Health Care was the Fund’s strongest sector, and it helped to be a little overweight there. Fund performance also saw positive contributions from the Consumer and Industrials sectors. The Fund’s two largest sector weights were in Technology and Financials, both of which the Fund slightly underperformed the benchmark.

We are optimistic about the general decline in COVID-19 cases in Utah, which we hope will allow for a carefully planned return to our offices this summer. Regardless of where our team sits, we are fully engaged in our efforts to serve you, our clients, in seeking to find the most interesting investment opportunities around the world.

As always, please feel free to reach out any time with any questions, requests or comments. We appreciate the opportunity to work on your behalf.

Sincerely,

Your Grandeur Peak Team

The objective of all Grandeur Peak Funds is long-term growth of capital.

RISKS: Investing in small and micro-cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Investments in emerging markets are subject to the same risks as other foreign securities and may be subject to greater risks than investments in foreign countries with more established economies and securities markets.

An investor should consider investment objectives, risks, charges, and expenses carefully before investing. To obtain a Grandeur Peak Funds prospectus, containing this and other information, visit www.grandeurpeakglobal.com or call 1-855-377-7325. Please read it carefully before investing.

The views and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer’s current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to

Annual Report | April 30, 2021	5

Grandeur Peak Funds®	Shareholder Letter

April 30, 2021 (Unaudited)

buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the Funds or any securities or any sectors mentioned herein. The subject matter contained herein has been derived from several sources believed to be reliable and accurate at the time of compilation. The Funds do not accept any liability for losses either direct or consequential caused by the use of this information.

Past performance does not guarantee future results.

Grandeur Peak Funds are distributed by ALPS Distributors, Inc. (ADI). ADI is not affiliated with Grandeur Peak Global Advisors.

A mortgage-backed security is a type of asset-backed security which is secured by a mortgage or collection of mortgages. The mortgages are aggregated and sold to a group of individuals that securitizes, or packages, the loans together into a security that investors can buy.

The term “high-yield funds” generally refers to mutual funds or exchange-traded funds (ETFs) that hold stocks that pay above-average dividends, bonds with above-average interest payments, or a combination of both.

Investing in securities that meet ESG criteria may result in the Funds forgoing otherwise attractive opportunities, which may result in underperformance when compared to funds that do not consider ESG factors.

Quantitative easing is a monetary policy whereby a central bank purchases at scale government bonds or other financial assets in order to inject money into the economy to expand economic activity.

The S&P 500® Index is an unmanaged index of 500 common stocks chosen for market size, liquidity and industry group representation. It is a market-value weighted index. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly in the Index.

6	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Emerging Markets Opportunities Fund	Performance Update

April 30, 2021 (Unaudited)

Annualized Total Return Performance for the periods ended April 30, 2021

				Since	Expense Ratio(b)
	1 Year	3 Years	5 Years	Inception(a)	Gross	Net(c)
Grandeur Peak Emerging Markets Opportunities Fund – Investor (GPEOX)	59.92%	11.11%	12.85%	9.16%	1.78%	1.78%
Grandeur Peak Emerging Markets Opportunities Fund – Institutional (GPEIX)	60.30%	11.36%	13.11%	9.41%	1.53%	1.53%
MSCI Emerging Markets SMID Cap Index(d)	63.05%	6.43%	10.27%	6.16%
MSCI Emerging Markets IMI Index(e)	51.70%	7.88%	12.64%	7.09%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. The Fund imposes a 2.00% redemption fee on shares held for less than 60 days. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-855-377-PEAK (7325).

The table does not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested.

Returns for periods less than 1 year are cumulative.

(a)	Fund inception date of December 16, 2013.
(b)	Ratios as of the Prospectus dated August 31, 2020 and may differ from the ratios presented in the Financial Highlights.
(c)	Grandeur Peak Global Advisors, LLC (the “Adviser”), has agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement (excluding acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses) to 1.95% and 1.70% of the Fund’s average daily net assets for the Fund’s Investor Class Shares and Institutional Class Shares, respectively. This agreement (the “Expense Agreement”) is in effect through August 31, 2021. The Adviser will be permitted to recover, on a class- by-class basis, expenses it has borne through the Expense Agreement to the extent that a Fund’s expenses in later periods fall below annual rates set forth in the Expense Agreement; provided, however, that such recapture payments do not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. Notwithstanding the foregoing, the Fund will not be obligated to pay any such deferred fees and expenses more than three years after the date on which the fee and expenses was deferred. The Expense Agreement may not be terminated or modified prior to August 31, 2021 except with the approval of the Fund’s Board of Trustees.
(d)	The MSCI Emerging Markets SMID Cap Index is designed to measure the equity market performance of small and mid-cap companies across emerging markets. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.
(e)	The MSCI Emerging Markets IMI Index is designed to measure the equity market performance of large, mid, and small-cap companies across emerging markets. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

Annual Report | April 30, 2021	7

Grandeur Peak Emerging Markets Opportunities Fund	Performance Update

April 30, 2021 (Unaudited)

Growth of $10,000 for the period ended April 30, 2021

The chart shown above represents a hypothetical investment of $10,000 in the Fund’s Investor Class shares for the period from inception to April 30, 2021. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

The Fund also offers Institutional Class shares, performance for which is not reflected in the graphs above. The performance of Institutional Class shares may be higher or lower than the performance of the Investor Class shares shown in the graphs above based upon differences in fees paid by shareholders investing in the Investor Class shares and Institutional Class shares.

8	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Emerging Markets Opportunities Fund	Performance Update

April 30, 2021 (Unaudited)

Regional Allocation (as a % of Net Assets)*
Asia ex Japan	70.6%
Latin America	10.6%
Europe	8.7%
Africa/Middle East	3.8%
North America	3.4%
Cash, Cash Equivalents, & Other Net Assets	2.9%
Total	100.0%

Top 10 Holdings (as a % of Net Assets)*
Silergy Corp.	3.9%
WNS Holdings, Ltd.	2.4%
Metropolis Healthcare, Ltd.	1.9%
Poya International Co., Ltd.	1.9%
Dino Polska SA	1.8%
IndiaMart InterMesh, Ltd.	1.8%
Pagseguro Digital, Ltd.	1.5%
Genpact, Ltd.	1.5%
Locaweb Servicos de Internet SA	1.5%
Tokai Carbon Korea Co., Ltd.	1.4%
Total	19.6%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

Annual Report | April 30, 2021	9

Grandeur Peak Global Contrarian Fund	Performance Update

April 30, 2021 (Unaudited)

Annualized Total Return Performance for the periods ended April 30, 2021

		Since	Expense Ratio(b)
	1 Year	Inception(a)	Gross	Net(c)
Grandeur Peak Global Contrarian Fund – Institutional (GPGCX)	78.51%	32.21%	4.08%	1.36%
MSCI All Country World Index Small Cap Value(d)	66.94%	18.94%
MSCI All Country World Index Small Cap(e)	67.65%	25.16%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. The Fund imposes a 2.00% redemption fee on shares held for less than 60 days. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-855-377-PEAK (7325).

The table does not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested.

Returns for periods less than 1 year are cumulative.

(a)	Fund inception date of September 17, 2019.
(b)	Ratios as of the Prospectus dated August 31, 2020 and may differ from the ratios presented in the Financial Highlights.
(c)	Grandeur Peak Global Advisors, LLC (the “Adviser”), has agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement (excluding acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses) to 1.35% of the Fund’s average daily net assets for the Fund’s Institutional Class Shares. This agreement (the “Expense Agreement”) is in effect through August 31, 2021. The Adviser will be permitted to recover, on a class- by-class basis, expenses it has borne through the Expense Agreement to the extent that a Fund’s expenses in later periods fall below annual rates set forth in the Expense Agreement; provided, however, that such recapture payments do not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. Notwithstanding the foregoing, the Fund will not be obligated to pay any such deferred fees and expenses more than three years after the date on which the fee and expenses was deferred. The Expense Agreement may not be terminated or modified prior to August 31, 2021 except with the approval of the Fund’s Board of Trustees.
(d)	The MSCI ACWI Small Cap Value Index is designed to measure small cap companies exhibiting overall value style characteristics across developed and emerging markets globally. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.
(e)	The MSCI ACWI Small Cap Index is designed to measure the equity market performance of performance of small-cap companies across developed and emerging markets globally. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

10	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Contrarian Fund	Performance Update

April 30, 2021 (Unaudited)

Growth of $10,000 for the period ended April 30, 2021

The chart shown above represents a hypothetical investment of $10,000 in the Fund’s Institutional Class shares for the period from inception to April 30, 2021. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

Annual Report | April 30, 2021	11

Grandeur Peak Global Contrarian Fund	Performance Update

April 30, 2021 (Unaudited)

Regional Allocation (as a % of Net Assets)*
Asia ex Japan	30.2%
Europe	22.5%
North America	21.9%
Japan	14.4%
Australia/New Zealand	4.8%
Africa/Middle East	2.5%
Latin America	0.8%
Cash, Cash Equivalents, & Other Net Assets	2.9%
Total	100.0%

Top 10 Holdings (as a % of Net Assets)*
Seria Co., Ltd.	2.8%
Barrett Business Services, Inc.	2.6%
Bank of NT Butterfield & Son, Ltd.	2.5%
Fiducian Group, Ltd.	2.5%
Ultra Electronics Holdings PLC	2.0%
Guardian Capital Group, Ltd.	2.0%
Plover Bay Technologies, Ltd.	1.9%
Hackett Group, Inc.	1.9%
Naigai Trans Line, Ltd.	1.9%
Esquire Financial Holdings, Inc.	1.7%
Total	21.8%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

12	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Micro Cap Fund	Performance Update

April 30, 2021 (Unaudited)

Annualized Total Return Performance for the periods ended April 30, 2021

				Since	Expense Ratio(b)
	1 Year	3 Years	5 Years	Inception(a)	Gross	Net(c)
Grandeur Peak Global Micro Cap Fund – Institutional (GPMCX)	102.43%	22.51%	20.37%	19.06%	2.06%	2.00%
MSCI All Country World Index Small Cap(d)	67.65%	12.55%	14.11%	13.03%
MSCI World Micro Cap Index(e)	80.94%	12.44%	14.81%	14.00%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. The Fund imposes a 2.00% redemption fee on shares held for less than 60 days. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-855-377-PEAK (7325).

The table does not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested.

Returns for periods less than 1 year are cumulative.

(a)	Fund inception date of October 20, 2015.
(b)	Ratios as of the Prospectus dated August 31, 2020 and may differ from the ratios presented in the Financial Highlights.
(c)	Grandeur Peak Global Advisors, LLC (the “Adviser”), has agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/ Expense Reimbursement (excluding acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses) to 2.00% of the Fund’s average daily net assets for the Fund’s Institutional Class Shares. This agreement is in effect through August 31, 2021. The Adviser will be permitted to recover expenses it has borne through this agreement to the extent that a Fund’s expenses in later periods fall below annual rates set forth in the Expense Agreement; provided, however, that such recapture payments do not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. Notwithstanding the foregoing, the Fund will not be obligated to pay any such deferred fees and expenses more than three years after the date on which the fee and expenses was deferred . This agreement may not be terminated or modified prior to August 31, 2021 except with the approval of the Fund’s Board of Trustees.
(d)	The MSCI ACWI Small Cap Index is designed to measure the equity market performance of performance of small-cap companies across developed and emerging markets globally. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

(e)	The MSCI World Micro Cap Index is designed to measure the equity market performance of micro-cap companies across developed markets globally. It does not include emerging markets. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

Annual Report | April 30, 2021	13

Grandeur Peak Global Micro Cap Fund	Performance Update

April 30, 2021 (Unaudited)

Growth of $10,000 for the period ended April 30, 2021

The chart shown above represents a hypothetical investment of $10,000 in the Fund’s Institutional Class shares for the period from inception to April 30, 2021. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

14	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Micro Cap Fund	Performance Update

April 30, 2021 (Unaudited)

Regional Allocation (as a % of Net Assets)*
Europe	41.4%
Asia ex Japan	19.9%
Japan	15.8%
North America	15.1%
Australia/New Zealand	5.7%
Latin America	1.3%
Africa/Middle East	0.5%
Cash, Cash Equivalents, & Other Net Assets	0.3%
Total	100.0%

Top 10 Holdings (as a % of Net Assets)*
SwedenCare AB	3.7%
Joint Corp.	3.6%
Musti Group Oyj	2.4%
Impax Asset Management Group PLC	1.8%
K3 Capital Group PLC	1.8%
Sarantis SA	1.8%
Westwing Group AG	1.8%
Kogan.com, Ltd.	1.6%
Syuppin Co., Ltd.	1.5%
TK Group Holdings, Ltd.	1.5%
Total	21.5%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

Annual Report | April 30, 2021	15

Grandeur Peak Global Opportunities Fund	Performance Update

April 30, 2021 (Unaudited)

Annualized Total Return Performance for the periods ended April 30, 2021

				Since	Expense Ratio(b)
	1 Year	3 Years	5 Years	Inception(a)	Gross	Net(c)
Grandeur Peak Global Opportunities Fund – Investor (GPGOX)	82.94%	20.84%	19.60%	17.18%	1.62%	1.62%
Grandeur Peak Global Opportunities Fund – Institutional (GPGIX)	83.44%	21.08%	19.93%	17.49%	1.37%	1.37%
MSCI All Country World Index Small Cap(d)	67.65%	12.55%	14.11%	12.75%
MSCI All Country World Index IMI(e)	48.76%	13.72%	14.40%	12.25%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. The Fund imposes a 2.00% redemption fee on shares held for less than 60 days. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-855-377-PEAK (7325).

The table does not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested.

Returns for periods less than 1 year are cumulative.

(a)	Fund inception date of October 17, 2011.
(b)	Ratios as of the Prospectus dated August 31, 2020 and may differ from the ratios presented in the Financial Highlights.
(c)	Grandeur Peak Global Advisors, LLC (the “Adviser”), has agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/ Expense Reimbursement (excluding acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses) to 1.75% and 1.50% of the Fund’s average daily net assets for the Fund’s Investor Class Shares and Institutional Class Shares, respectively. This agreement (the “Expense Agreement”) is in effect through August 31, 2021. The Adviser will be permitted to recover, on a class- by-class basis, expenses it has borne the Expense Agreement to the extent that a Fund’s expenses in later periods fall below annual rates set forth in the Expense Agreement; provided, however, that such recapture payments do not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture . Notwithstanding the foregoing, the Fund will not be obligated to pay any such deferred fees and expenses more than three years after the date on which the fee and expenses was deferred. The Expense Agreement may not be terminated or modified prior to August 31, 2021 except with the approval of the Fund’s Board of Trustees.
(d)	The MSCI ACWI Small Cap Index is designed to measure the equity market performance of performance of small-cap companies across developed and emerging markets globally. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.
(e)	The MSCI ACWI IMI Index is designed to measure the equity market performance of large, mid, and small-cap companies across developed and emerging markets globally. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

16	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Opportunities Fund	Performance Update

April 30, 2021 (Unaudited)

Growth of $10,000 for the period ended April 30, 2021

The chart shown above represents a hypothetical investment of $10,000 in the Fund’s Investor Class shares for the period from inception to April 30, 2021. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

The Fund also offers Institutional Class shares, performance for which is not reflected in the graphs above. The performance of Institutional Class shares may be higher or lower than the performance of the Investor Class shares shown in the graphs above based upon differences in fees paid by shareholders investing in the Investor Class shares and Institutional Class shares.

Annual Report | April 30, 2021	17

Grandeur Peak Global Opportunities Fund	Performance Update

April 30, 2021 (Unaudited)

Regional Allocation (as a % of Net Assets)*
Europe	42.0%
North America	25.7%
Asia ex Japan	18.6%
Japan	8.9%
Latin America	2.7%
Africa/Middle East	1.2%
Australia/New Zealand	0.7%
Cash, Cash Equivalents, & Other Net Assets	0.2%
Total	100.0%

Top 10 Holdings (as a % of Net Assets)*
Dechra Pharmaceuticals PLC	2.5%
Silergy Corp.	2.2%
EPAM Systems, Inc.	2.1%
Endava PLC	2.0%
B&M European Value Retail SA	1.9%
CVS Group PLC	1.9%
Metropolis Healthcare, Ltd.	1.4%
First Republic Bank	1.4%
Heska Corp.	1.3%
WNS Holdings, Ltd.	1.3%
Total	18.0%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

18	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Reach Fund	Performance Update

April 30, 2021 (Unaudited)

Annualized Total Return Performance for the periods ended April 30, 2021

				Since	Expense Ratio(b)
	1 Year	3 Years	5 Years	Inception(a)	Gross	Net(c)
Grandeur Peak Global Reach Fund – Investor (GPROX)	77.38%	19.06%	18.74%	15.35%	1.52%	1.52%
Grandeur Peak Global Reach Fund – Institutional (GPRIX)	77.81%	19.35%	19.02%	15.62%	1.27%	1.27%
MSCI All Country World Small Cap Index(d)	67.65%	12.55%	14.11%	11.46%
MSCI All Country World IMI Index(e)	48.76%	13.72%	14.40%	11.35%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. The Fund imposes a 2.00% redemption fee on shares held for less than 60 days. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-855-377-PEAK (7325).

The table does not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested.

Returns for periods less than 1 year are cumulative.

(a)	Fund inception date of June 19, 2013.
(b)	Ratios as of the Prospectus dated August 31, 2020 and may differ from the ratios presented in the Financial Highlights.
(c)	Grandeur Peak Global Advisors, LLC (the “Adviser”), has agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement (excluding acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses) to 1.60% and 1.35% of the Fund’s average daily net assets for the Fund’s Investor Class Shares and Institutional Class Shares, respectively. This agreement (the “Expense Agreement”) is in effect through August 31, 2021. The Adviser will be permitted to recover, on a class- by-class basis, expenses it has borne through the Expense Agreement to the extent that a Fund’s expenses in later periods fall below annual rates set forth in the Expense Agreement; provided, however, that such recapture payments do not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture . Notwithstanding the foregoing, the Fund will not be obligated to pay any such deferred fees and expenses more than three years after the date on which the fee and expenses was deferred. The Expense Agreement may not be terminated or modified prior to August 31, 2021 except with the approval of the Fund’s Board of Trustees.
(d)	The MSCI ACWI Small Cap Index is designed to measure the equity market performance of performance of small-cap companies across developed and emerging markets globally. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

(e)	The MSCI ACWI IMI Index is designed to measure the equity market performance of large, mid, and small-cap companies across developed and emerging markets globally. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

Annual Report | April 30, 2021	19

Grandeur Peak Global Reach Fund	Performance Update

April 30, 2021 (Unaudited)

Growth of $10,000 for the period ended April 30, 2021

The chart shown above represents a hypothetical investment of $10,000 in the Fund’s Investor Class shares for the period from inception to April 30, 2021. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

The Fund also offers Institutional Class shares, performance for which is not reflected in the graphs above. The performance of Institutional Class shares may be higher or lower than the performance of the Investor Class shares shown in the graphs above based upon differences in fees paid by shareholders investing in the Investor Class shares and Institutional Class shares.

20	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Reach Fund	Performance Update

April 30, 2021 (Unaudited)

Regional Allocation (as a % of Net Assets)*
Europe	34.9%
North America	29.3%
Asia ex Japan	18.3%
Japan	7.4%
Latin America	3.9%
Australia/New Zealand	3.1%
Africa/Middle East	2.5%
Cash, Cash Equivalents, & Other Net Assets	0.6%
Total	100.0%

Top 10 Holdings (as a % of Net Assets)*
Silergy Corp.	1.6%
Impax Asset Management Group PLC	1.5%
First Republic Bank	1.4%
Esker SA	1.4%
Endava PLC	1.3%
EPAM Systems, Inc.	1.2%
Wix.com, Ltd.	1.2%
EQT AB	1.1%
B&M European Value Retail SA	1.0%
Vietnam Technological & Commercial Joint Stock Bank	1.0%
Total	12.7%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

Annual Report | April 30, 2021	21

Grandeur Peak Global Stalwarts Fund	Performance Update

April 30, 2021 (Unaudited)

Annualized Total Return Performance for the periods ended April 30, 2021

				Since	Expense Ratio(b)
	1 Year	3 Years	5 Years	Inception(a)	Gross	Net(c)
Grandeur Peak Global Stalwarts Fund – Investor (GGSOX)*	68.24%	18.74%	18.74%	18.08%	1.24%	1.24%
Grandeur Peak Global Stalwarts Fund – Institutional (GGSYX)*	68.62%	19.05%	19.04%	18.38%	0.99%	0.99%
MSCI All Country World Mid Cap Index(d)	54.93%	11.88%	12.86%	12.49%
MSCI All Country World Small Cap Index(e)	67.65%	12.55%	14.11%	13.50%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. The Fund imposes a 2.00% redemption fee on shares held for less than 60 days. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-855-377-PEAK (7325).

The table does not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested.

Returns for periods less than 1 year are cumulative.

*	Excludes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value and total return for shareholder transactions reported to the market may differ from the net asset value for financial reporting purposes.
(a)	Fund inception date of September 1, 2015.
(b)	Ratios as of the Prospectus dated August 31, 2020 and may differ from the ratios presented in the Financial Highlights.
(c)	Grandeur Peak Global Advisors, LLC (the “Adviser”), has agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/ Expense Reimbursement (excluding acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses) to 1.35% and 1.10% of the Fund’s average daily net assets for the Fund’s Investor Class Shares and Institutional Class Shares, respectively. This agreement is in effect through August 31, 2021. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through this agreement to the extent that a Fund’s expenses in later periods fall below annual rates set forth in the Expense Agreement; provided, however, that such recapture payments do not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture . Notwithstanding the foregoing, the Fund will not be obligated to pay any such deferred fees and expenses more than three years after the date on which the fee and expenses was deferred. This agreement may not be terminated or modified prior to August 31, 2021 except with the approval of the Fund’s Board of Trustees.
(d)	The MSCI ACWI Mid Cap Index is designed to measure the equity market performance of performance of mid-cap companies across developed and emerging markets globally. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.
(e)	The MSCI ACWI Small Cap Index is designed to measure the equity market performance of small-cap companies across developed and emerging markets globally. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

22	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Stalwarts Fund	Performance Update

April 30, 2021 (Unaudited)

Growth of $10,000 for the period ended April 30, 2021

The chart shown above represents a hypothetical investment of $10,000 in the Fund’s Investor Class shares for the period from inception to April 30, 2021. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

The Fund also offers Institutional Class shares, performance for which is not reflected in the graphs above. The performance of Institutional Class shares may be higher or lower than the performance of the Investor Class shares shown in the graphs above based upon differences in fees paid by shareholders investing in the Investor Class shares and Institutional Class shares.

Annual Report | April 30, 2021	23

Grandeur Peak Global Stalwarts Fund	Performance Update

April 30, 2021 (Unaudited)

Regional Allocation (as a % of Net Assets)*
North America	43.1%
Europe	25.5%
Asia ex Japan	19.9%
Japan	6.6%
Latin America	2.0%
Africa/Middle East	1.1%
Australia/New Zealand	1.0%
Cash, Cash Equivalents, & Other Net Assets	0.8%
Total	100.0%

Top 10 Holdings (as a % of Net Assets)*
Silergy Corp.	4.0%
First Republic Bank	3.3%
EPAM Systems, Inc.	2.8%
Dechra Pharmaceuticals PLC	2.6%
WNS Holdings, Ltd.	2.4%
B&M European Value Retail SA	2.2%
Endava PLC	2.0%
St. James’s Place PLC	1.5%
Intertek Group PLC	1.3%
Fastenal Co.	1.2%
Total	23.3%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

24	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak International Opportunities Fund	Performance Update

April 30, 2021 (Unaudited)

Annualized Total Return Performance for the periods ended April 30, 2021

				Since	Expense Ratio(b)
	1 Year	3 Years	5 Years	Inception(a)	Gross	Net(c)
Grandeur Peak International Opportunities Fund – Investor (GPIOX)	75.87%	15.34%	16.55%	15.25%	1.62%	1.62%
Grandeur Peak International Opportunities Fund – Institutional (GPIIX)	76.29%	15.59%	16.74%	15.50%	1.37%	1.37%
MSCI All Country World Index ex USA Small Cap Index(d)	58.94%	8.22%	11.21%	9.51%
MSCI All Country World IMI ex USA Index(e)	45.53%	7.57%	10.46%	7.96%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. The Fund imposes a 2.00% redemption fee on shares held for less than 60 days. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-855-377-PEAK (7325).

The table does not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested.

Returns for periods less than 1 year are cumulative.

(a)	Fund inception date of October 17, 2011.
(b)	Ratios as of the Prospectus dated August 31, 2020 and may differ from the ratios presented in the Financial Highlights.
(c)	Grandeur Peak Global Advisors, LLC (the “Adviser”), has agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursements (excluding acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses) to 1.75% and 1.50% of the Fund’s average daily net assets for the Fund’s Investor Class Shares and Institutional Class Shares, respectively. This agreement (the “Expense Agreement”) is in effect through August 31, 2021. The Adviser will be permitted to recover, on a class- by-class basis, expenses it has borne through the Expense Agreement to the extent that a Fund’s expenses in later periods fall below annual rates set forth in the Expense Agreement; provided, however, that such recapture payments do not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture . Notwithstanding the foregoing, the Funds will not be obligated to pay any such deferred fees and expenses more than three years after the date on which the fee and expenses was deferred. The Expense Agreement may not be terminated or modified prior to August 31, 2021 except with the approval of the Fund’s Board of Trustees.
(d)	The MSCI ACWI ex USA Small Cap Index is designed to measure the equity market performance of small-cap companies across developed and emerging markets globally, excluding the United States. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.
(e)	The MSCI ACWI ex USA IMI Index is designed to measure the equity market performance of large, mid, and small-cap companies across developed and emerging markets globally, excluding the United States. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

Annual Report | April 30, 2021	25

Grandeur Peak International Opportunities Fund	Performance Update

April 30, 2021 (Unaudited)

Growth of $10,000 for the period ended April 30, 2021

The chart shown above represents a hypothetical investment of $10,000 in the Fund’s Investor Class shares for the period from inception to April 30, 2021. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

The Fund also offers Institutional Class shares, performance for which is not reflected in the graphs above. The performance of Institutional Class shares may be higher or lower than the performance of the Investor Class shares shown in the graphs above based upon differences in fees paid by shareholders investing in the Investor Class shares and Institutional Class shares.

26	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak International Opportunities Fund	Performance Update

April 30, 2021 (Unaudited)

Regional Allocation (as a % of Net Assets)*
Europe	47.5%
Asia ex Japan	23.0%
Japan	12.2%
North America	7.4%
Latin America	3.4%
Australia/New Zealand	2.1%
Africa/Middle East	1.4%
Cash, Cash Equivalents, & Other Net Assets	3.0%
Total	100.0%

Top 10 Holdings (as a % of Net Assets)*
Dechra Pharmaceuticals PLC	2.2%
CVS Group PLC	2.2%
Silergy Corp.	2.1%
EPAM Systems, Inc.	2.1%
WNS Holdings, Ltd.	1.7%
Endava PLC	1.5%
B&M European Value Retail SA	1.5%
Esker SA	1.5%
Aalberts NV	1.2%
Metropolis Healthcare, Ltd.	1.2%
Total	17.2%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

Annual Report | April 30, 2021	27

Grandeur Peak International Stalwarts Fund	Performance Update

April 30, 2021 (Unaudited)

Annualized Total Return Performance for the periods ended April 30, 2021

				Since	Expense Ratio(b)
	1 Year	3 Years	5 Years	Inception(a)	Gross	Net(c)
Grandeur Peak International Stalwarts Fund – Investor (GISOX)*	67.13%	16.90%	17.97%	17.71%	1.17%	1.17%
Grandeur Peak International Stalwarts Fund – Institutional (GISYX)*	67.61%	17.20%	18.26%	17.99%	0.92%	0.92%
MSCI All Country World ex USA Mid Cap Index(d)	47.49%	6.85%	9.66%	9.75%
MSCI All Country World ex USA Small Index(e)	58.94%	8.22%	11.21%	11.35%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. The Fund imposes a 2.00% redemption fee on shares held for less than 60 days. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-855-377-PEAK (7325).

The table does not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested.

Returns for periods less than 1 year are cumulative.

*	Excludes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value and total return for shareholder transactions reported to the market may differ from the net asset value for financial reporting purposes.
(a)	Fund inception date of September 1, 2015.
(b)	Ratios as of the Prospectus dated August 31, 2020 and may differ from the ratios presented in the Financial Highlights.
(c)	Grandeur Peak Global Advisors, LLC (the “Adviser”), has agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/ Expense Reimbursements (excluding acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses) to 1.35% and 1.10% of the Fund’s average daily net assets for the Fund’s Investor Class Shares and Institutional Class Shares, respectively. This agreement is in effect through August 31, 2021. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through this agreement to the extent that a Fund’s expenses in later periods fall below annual rates set forth in the Expense Agreement; provided, however, that such recapture payments do not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture . Notwithstanding the foregoing, the Funds will not be obligated to pay any such deferred fees and expenses more than three years after the date on which the fee and expenses was deferred This agreement may not be terminated or modified prior to August 31, 2021 except with the approval of the Fund’s Board of Trustees.
(d)	The MSCI ACWI ex USA Mid Cap Index is designed to measure the equity market performance of midcap companies across developed and emerging markets globally, excluding the United States. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.
(e)	The MSCI ACWI ex USA Small Cap Index is designed to measure the equity market performance of small-cap companies across developed and emerging markets globally, excluding the United States. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

28	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak International Stalwarts Fund	Performance Update

April 30, 2021 (Unaudited)

Growth of $10,000 for the period ended April 30, 2021

The chart shown above represents a hypothetical investment of $10,000 in the Fund’s Investor Class shares for the period from inception to April 30, 2021. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

The Fund also offers Institutional Class shares, performance for which is not reflected in the graphs above. The performance of Institutional Class shares may be higher or lower than the performance of the Investor Class shares shown in the graphs above based upon differences in fees paid by shareholders investing in the Investor Class shares and Institutional Class shares.

Annual Report | April 30, 2021	29

Grandeur Peak International Stalwarts Fund	Performance Update

April 30, 2021 (Unaudited)

Regional Allocation (as a % of Net Assets)*
Europe	41.5%
Asia ex Japan	28.8%
North America	12.3%
Japan	10.0%
Latin America	3.1%
Africa/Middle East	1.8%
Australia/New Zealand	1.4%
Cash, Cash Equivalents, & Other Net Assets	1.1%
Total	100.0%

Top 10 Holdings (as a % of Net Assets)*
Silergy Corp.	5.4%
EPAM Systems, Inc.	4.1%
Dechra Pharmaceuticals PLC	3.8%
B&M European Value Retail SA	3.4%
WNS Holdings, Ltd.	3.3%
Endava PLC	2.4%
St. James’s Place PLC	2.1%
EQT AB	1.9%
Intertek Group PLC	1.9%
Wix.com, Ltd.	1.8%
Total	30.1%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

30	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak US Stalwarts Fund	Performance Update

April 30, 2021 (Unaudited)

Annualized Total Return Performance for the periods ended April 30, 2021

		Since	Expense Ratio(b)
	1 Year	Inception(a)	Gross	Net(c)
Grandeur Peak US Stalwarts Fund – Institutional (GUSYX)	73.67%	109.72%	6.10%	1.00%
MSCI USA Mid Cap Index(d)	62.89%	88.61%
MSCI USA Small Cap Index(e)	76.25%	104.36%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. The Fund imposes a 2.00% redemption fee on shares held for less than 60 days. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-855-377-PEAK (7325).

The table does not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested.

Returns for periods less than 1 year are cumulative.

(a)	Fund inception date of March 19, 2020.
(b)	Ratios as of the Prospectus dated August 31, 2020 and may differ from the ratios presented in the Financial Highlights.
(c)	Grandeur Peak Global Advisors, LLC (the “Adviser”), has agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement (excluding acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses) to 1.00% of the Fund’s average daily net assets for the Fund’s Institutional Class Shares. This agreement (the “Expense Agreement”) is in effect through August 31, 2021. The Adviser will be permitted to recover, on a class- by-class basis, expenses it has borne through the Expense Agreement to the extent that a Fund’s expenses in later periods fall below annual rates set forth in the Expense Agreement; provided, however, that such recapture payments do not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. Notwithstanding the foregoing, the Fund will not be obligated to pay any such deferred fees and expenses more than three years after the date on which the fee and expenses was deferred. The Expense Agreement may not be terminated or modified prior to August 31, 2021 except with the approval of the Fund’s Board of Trustees.
(d)	The MSCI USA Mid Cap Index is designed to measure the performance of the mid cap segments of the US market. With 339 constituents, the index covers approximately 15% of the free float-adjusted market capitalization in the US. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.
(e)	The MSCI USA Small Cap Index is designed to measure the performance of the small cap segment of the US equity market. With 1,740 constituents, the index represents approximately 14% of the free float-adjusted market capitalization in the US. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

Annual Report | April 30, 2021	31

Grandeur Peak US Stalwarts Fund	Performance Update

April 30, 2021 (Unaudited)

Growth of $10,000 for the period ended April 30, 2021

The chart shown above represent a hypothetical investment of $10,000 in the Fund’s Institutional Class shares for the period from inception to April 30, 2021. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

32	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak US Stalwarts Fund	Performance Update

April 30, 2021 (Unaudited)

Regional Allocation (as a % of Net Assets)*
North America	88.9%
Europe	3.3%
Asia ex Japan	3.0%
Africa/Middle East	2.1%
Latin America	1.5%
Cash, Cash Equivalents, & Other Net Assets	1.2%
Total	100.0%

Top 10 Holdings (as a % of Net Assets)*
First Republic Bank	3.9%
EPAM Systems, Inc.	3.4%
Heska Corp.	2.7%
Endava PLC	2.6%
Pool Corp.	2.6%
PJT Partners, Inc.	2.5%
Paycom Software, Inc.	2.1%
Wix.com, Ltd.	2.1%
WNS Holdings, Ltd.	2.1%
Genpact, Ltd.	2.0%
Total	26.0%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

Annual Report | April 30, 2021	33

Grandeur Peak Funds®	Disclosure of Fund Expenses

April 30, 2021

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of November 1, 2020 through April 30, 2021.

Actual Expenses The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

34	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Funds®	Disclosure of Fund Expenses

April 30, 2021

	Beginning Account Value November 1, 2020	Ending Account Value April 30, 2021	Expense Ratio(a)	Expenses Paid During period November 1, 2020 - April 30, 2021(b)
Grandeur Peak Emerging Markets Opportunities Fund
Investor Class
Actual	$1,000.00	$1,269.10	1.64%	$9.23
Hypothetical (5% return before expenses)	$1,000.00	$1,016.66	1.64%	$8.20
Institutional Class
Actual	$1,000.00	$1,270.10	1.41%	$7.94
Hypothetical (5% return before expenses)	$1,000.00	$1,017.80	1.41%	$7.05
Grandeur Peak Global Contrarian Fund
Institutional Class
Actual	$1,000.00	$1,428.80	1.35%	$8.13
Hypothetical (5% return before expenses)	$1,000.00	$1,018.10	1.35%	$6.76
Grandeur Peak Global Micro Cap Fund
Institutional Class
Actual	$1,000.00	$1,417.50	2.00%	$11.99
Hypothetical (5% return before expenses)	$1,000.00	$1,014.88	2.00%	$9.99
Grandeur Peak Global Opportunities Fund
Investor Class
Actual	$1,000.00	$1,381.60	1.47%	$8.68
Hypothetical (5% return before expenses)	$1,000.00	$1,017.50	1.47%	$7.35
Institutional Class
Actual	$1,000.00	$1,384.20	1.23%	$7.27
Hypothetical (5% return before expenses)	$1,000.00	$1,018.70	1.23%	$6.16
Grandeur Peak Global Reach Fund
Investor Class
Actual	$1,000.00	$1,349.40	1.50%	$8.74
Hypothetical (5% return before expenses)	$1,000.00	$1,017.36	1.50%	$7.50
Institutional Class
Actual	$1,000.00	$1,350.70	1.26%	$7.34
Hypothetical (5% return before expenses)	$1,000.00	$1,018.55	1.26%	$6.31
Grandeur Peak Global Stalwarts Fund
Investor Class
Actual	$1,000.00	$1,300.50	1.19%	$6.79
Hypothetical (5% return before expenses)	$1,000.00	$1,018.89	1.19%	$5.96
Institutional Class
Actual	$1,000.00	$1,302.30	0.94%	$5.37
Hypothetical (5% return before expenses)	$1,000.00	$1,020.13	0.94%	$4.71
Grandeur Peak International Opportunities Fund
Investor Class
Actual	$1,000.00	$1,320.10	1.49%	$8.57
Hypothetical (5% return before expenses)	$1,000.00	$1,017.41	1.49%	$7.45
Institutional Class
Actual	$1,000.00	$1,322.20	1.25%	$7.20
Hypothetical (5% return before expenses)	$1,000.00	$1,018.60	1.25%	$6.26
Grandeur Peak International Stalwarts Fund
Investor Class
Actual	$1,000.00	$1,292.20	1.15%	$6.54
Hypothetical (5% return before expenses)	$1,000.00	$1,019.09	1.15%	$5.76
Institutional Class
Actual	$1,000.00	$1,293.70	0.90%	$5.12
Hypothetical (5% return before expenses)	$1,000.00	$1,020.33	0.90%	$4.51
Grandeur Peak US Stalwarts Fund
Institutional Class
Actual	$1,000.00	$1,332.50	1.00%	$5.78
Hypothetical (5% return before expenses)	$1,000.00	$1,019.84	1.00%	$5.01

(a)	The Fund’s expense ratios have been annualized based on the Fund’s most recent fiscal half-year expenses.
(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181)/365 (to reflect the half-year period).

Annual Report | April 30, 2021	35

Grandeur Peak Emerging Markets Opportunities Fund	Portfolio of Investments

April 30, 2021

	Shares	Value (Note 2)
COMMON STOCKS (97.08%)
Argentina (0.86%)
Globant SA(a)	24,017	$5,504,216

Bangladesh (0.64%)
Square Pharmaceuticals, Ltd.	1,635,320	4,085,648

Brazil (8.77%)
Arco Platform, Ltd., Class A(a)	110,316	2,830,709
Blau Farmaceutica SA(a)	350,000	2,731,934
Fleury SA	1,035,600	4,886,264
Hypera SA	680,200	4,318,829
Instituto Hermes Pardini SA	1,092,400	3,786,764
Locaweb Servicos de Internet SA(b)(c)	1,770,400	9,516,790
Magazine Luiza SA	544,000	2,007,934
Neogrid Participacoes SA	2,019,000	2,698,418
Pagseguro Digital, Ltd., Class A(a)	212,506	9,720,024
Patria Investments, Ltd.(a)	253,135	3,505,920
Raia Drogasil SA	507,000	2,462,175
TOTVS SA	607,700	3,481,489
Vasta Platform(a)	192,634	1,885,887
Westwing Comercio Varejista Ltda(a)	1,323,500	2,183,073
		56,016,210

China (20.89%)
AK Medical Holdings, Ltd.(b)(c)	978,000	1,523,453
Alibaba Group Holding, Ltd.(a)	101,800	2,948,730
ANTA Sports Products, Ltd.	267,000	4,795,018
Autohome, Inc., ADR	32,564	3,019,660
Baozun, Inc.(a)	398,500	4,663,339
CSPC Pharmaceutical Group, Ltd.	4,336,720	5,370,828
Fu Shou Yuan International Group, Ltd.	3,722,000	4,024,949
Hangzhou Robam Appliances Co., Ltd., Class A	1,123,400	6,660,721
Hangzhou Tigermed Consulting Co., Ltd., Class A	125,050	3,024,272
HUYA, Inc., ADR(a)	130,177	2,293,719
JD.com, Inc., Class A(a)	76,100	2,927,319
Jiangsu Hengrui Medicine Co., Ltd., Class A	175,080	2,275,242
Koolearn Technology Holding, Ltd.(a)(b)(c)	1,571,100	3,021,755
Li Ning Co., Ltd.	823,700	6,723,000
Man Wah Holdings, Ltd.	2,750,000	5,784,815
ManpowerGroup Greater China, Ltd.(c)	2,266,500	2,885,737
New Oriental Education & Technology Group, Inc., Sponsored ADR(a)	332,500	5,073,950
O2Micro International, Ltd., ADR(a)	140,582	957,363
	Shares	Value (Note 2)
China (continued)
Silergy Corp.	236,422	$24,756,895
Suofeiya Home Collection Co., Ltd., Class A(a)	1,940,100	8,729,925
Tencent Holdings, Ltd.	58,900	4,723,981
TK Group Holdings, Ltd.	9,196,400	4,025,330
Trip.com Group, Ltd., ADR(a)	179,669	7,021,464
WuXi AppTec Co., Ltd., Class H(b)(c)	270,500	6,397,071
Wuxi Biologics Cayman, Inc.(a)(b)(c)	395,500	5,575,263
Yum China Holdings, Inc.	66,687	4,195,946
		133,399,745

Colombia (0.93%)
Parex Resources, Inc.(a)	315,631	5,944,643

Egypt (0.52%)
African Export-Import Bank, GDR	500,000	1,610,000
Integrated Diagnostics Holdings PLC(b)(c)	1,484,400	1,736,748
		3,346,748

Georgia (1.14%)
Bank of Georgia Group PLC(a)	185,712	2,621,189
Georgia Capital PLC(a)	186,468	1,449,840
TBC Bank Group PLC(a)	240,293	3,232,269
		7,303,298

Greece (1.83%)
JUMBO SA	277,659	5,190,855
Sarantis SA	603,670	6,473,829
		11,664,684

Hong Kong (2.04%)
Jacobson Pharma Corp., Ltd.(c)	4,715,800	473,538
Plover Bay Technologies, Ltd.(c)	8,956,000	1,706,399
Techtronic Industries Co., Ltd.	351,000	6,398,455
Vitasoy International Holdings, Ltd.	1,156,383	4,473,536
		13,051,928

India (17.44%)
Avenue Supermarts, Ltd.(a)(b)(c)	62,000	2,387,928
Bajaj Finance, Ltd.(a)	72,399	5,328,727
Castrol India, Ltd.	2,727,212	4,629,882
Cera Sanitaryware, Ltd.(a)	3,854	200,022
City Union Bank, Ltd.(a)	1,756,435	3,954,039
Computer Age Management Services, Ltd.	203,629	6,386,730
EPL, Ltd.	1,135,862	3,444,887
Gulf Oil Lubricants India, Ltd.	264,757	2,527,742
Happiest Minds Technologies, Ltd.(a)	631,530	6,176,542

See Notes to Financial Statements.

36	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Emerging Markets Opportunities Fund	Portfolio of Investments

April 30, 2021

	Shares	Value (Note 2)
India (continued)
HCL Technologies, Ltd.	372,289	$4,518,130
HDFC Asset Management Co., Ltd.(b)(c)	74,500	2,792,373
HDFC Bank, Ltd.(a)	342,947	6,538,784
Home First Finance Co. India, Ltd.(a)(b)(c)	502,237	3,374,577
IndiaMart InterMesh, Ltd.(a)(b)(c)	106,171	11,393,110
L&T Technology Services, Ltd.(b)(c)	138,752	5,111,753
Marico, Ltd.	345,835	1,921,007
Metropolis Healthcare, Ltd.(b)(c)	372,701	12,050,863
Nippon Life India Asset Management, Ltd.(b)(c)	781,684	3,605,946
Polycab India, Ltd.(a)	201,825	3,997,264
Vaibhav Global, Ltd.	100,932	5,681,815
WNS Holdings, Ltd., ADR(a)	211,650	15,329,809
		111,351,930

Indonesia (2.94%)
Ace Hardware Indonesia Tbk PT	26,020,300	2,665,977
Arwana Citramulia Tbk PT	45,188,500	2,314,952
Bank Central Asia Tbk PT	1,271,500	2,818,954
Bank Tabungan Pensiunan Nasional Syariah	14,450,300	3,271,200
Selamat Sempurna Tbk PT	52,028,900	4,736,449
Ultrajaya Milk Industry & Trading Co. Tbk PT	26,276,000	2,928,651
		18,736,183

Kenya (0.65%)
Safaricom PLC	11,096,600	4,151,579

Malaysia (0.16%)
Scicom MSC Bhd	3,545,500	1,021,309

Mexico (0.94%)
Grupo Herdez SAB de CV	306,276	642,579
Regional SAB de CV(a)	1,048,200	5,347,854
		5,990,433

Philippines (3.04%)
Concepcion Industrial Corp.	1,861,792	868,063
Philippine Seven Corp.	1,023,000	2,273,333
Puregold Price Club, Inc.	7,163,100	5,548,985
Robinsons Land Corp.	8,164,200	2,777,354
Wilcon Depot, Inc.	21,691,900	7,928,919
		19,396,654

Poland (3.47%)
Allegro.eu SA(a)(b)(c)	105,054	1,610,632
Dino Polska SA(a)(b)(c)	179,921	11,680,964
LiveChat Software SA	221,945	7,315,839
	Shares	Value (Note 2)
Poland (continued)
PGS Software SA	426,467	$1,529,442
		22,136,877

Russia (2.23%)
HeadHunter Group PLC, ADR(a)	141,100	5,797,799
TCS Group Holding PLC, GDR(c)	64,357	3,719,835
Yandex NV, Class A(a)	72,377	4,744,312
		14,261,946

Singapore (0.66%)
Riverstone Holdings, Ltd./Singapore	3,882,400	4,230,306

South Africa (2.62%)
Capitec Bank Holdings, Ltd.(a)	23,200	2,377,830
Clicks Group, Ltd.	216,900	3,622,353
Italtile, Ltd.	3,636,472	4,277,760
Transaction Capital, Ltd.(a)	2,843,328	6,448,341
		16,726,284

South Korea (6.27%)
Douzone Bizon Co., Ltd.	46,000	3,486,133
Hyundai Ezwel Co., Ltd.	333,659	2,963,591
LEENO Industrial, Inc.	19,622	2,875,341
LG Household & Health Care, Ltd.	5,375	7,436,621
NAVER Corp.	13,560	4,382,452
Orion Corp./Republic of Korea	32,304	3,397,823
Ray Co. Ltd/KR(a)	43,000	2,002,427
Settle Bank, Inc./Korea	96,500	2,906,234
Suprema, Inc.(a)	68,000	1,632,220
Tokai Carbon Korea Co., Ltd.	50,654	8,920,860
		40,003,702

Taiwan (10.44%)
ASPEED Technology, Inc.	67,000	5,061,039
Bioteque Corp.	950,000	4,251,244
Brighten Optix Corp.	210,000	1,841,907
eMemory Technology, Inc.	98,000	3,613,647
FineTek Co., Ltd.	409,500	1,298,883
GEM Services, Inc./Tw	901,000	2,586,912
M31 Technology Corp.	164,000	2,451,223
momo.com, Inc.	178,000	6,563,563
Pacific Hospital Supply Co., Ltd.	500,384	1,318,450
Poya International Co., Ltd.(a)	548,000	12,006,444
Rafael Microelectronics, Inc.	138,000	760,820
Realtek Semiconductor Corp.	255,000	4,856,621
Sporton International, Inc.	827,760	7,601,061
Voltronic Power Technology Corp.	192,608	8,791,580

See Notes to Financial Statements.

Annual Report | April 30, 2021	37

Grandeur Peak Emerging Markets Opportunities Fund	Portfolio of Investments

April 30, 2021

	Shares	Value (Note 2)
Taiwan (continued)
Wistron Information Technology & Services Corp.	993,000	$3,661,583
		66,664,977

Thailand (1.72%)
Humanica PCL	6,774,100	2,327,832
Muangthai Capital PCL	1,779,000	3,656,556
Netbay PCL	1,926,100	1,917,594
TOA Paint Thailand PCL	2,776,000	3,075,777
		10,977,759

Turkey (0.25%)
DP Eurasia NV(a)(b)(c)	1,646,300	1,577,887

United States (2.48%)
Frontage Holdings Corp.(a)(b)(c)	9,170,000	6,244,962
Genpact, Ltd.	202,183	9,609,758
		15,854,720

Vietnam (4.15%)
FPT Corp.	1,592,002	5,586,335
Ho Chi Minh City Development Joint Stock Commercial Bank(a)	2,038,639	2,409,582
Lix Detergent JSC	437,310	1,094,461
Orient Commercial Joint Stock Bank(a)	260,000	265,019
Vietnam Dairy Products JSC	1,899,622	7,703,954
Vietnam Technological & Commercial Joint Stock Bank(a)	3,440,269	6,118,023
Vincom Retail JSC(a)	2,386,220	3,312,038
		26,489,412

TOTAL COMMON STOCKS
(Cost $402,019,213)		619,889,078

TOTAL INVESTMENTS (97.08%)
(Cost $402,019,213)		$619,889,078

Other Assets In Excess Of Liabilities (2.92%)		18,660,258

NET ASSETS (100.00%)		$638,549,336

(a)	Non-Income Producing Security.
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of April 30, 2021, these securities had a total aggregate market value of $89,602,075, representing 14.03% of net assets.
(c)	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of April 30, 2021, the aggregate market value of these securities was $98,387,584, representing 15.41% of net assets.

For Fund compliance purposes, the Fund’s geographical classifications refer to any one or more of the country sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease. Geographical regions are shown as a percentage of net assets.

Sector Composition (April 30, 2021)

Consumer	30.1%
Technology	29.8%
Financials	12.4%
Health Care	12.3%
Industrials	9.4%
Energy & Materials	3.1%
Cash, Cash Equivalents, & Other Net Assets	2.9%
Total	100%

See Notes to Financial Statements.

38	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Emerging Markets Opportunities Fund	Portfolio of Investments

April 30, 2021

Industry Composition (April 30, 2021)

IT Services	12.5%
Semiconductors & Semiconductor Equipment	8.9%
Banks	6.7%
Food & Staples Retailing	4.4%
Internet & Direct Marketing Retail	4.4%
Software	4.0%
Health Care Providers & Services	3.5%
Professional Services	3.4%
Life Sciences Tools & Services	3.3%
Household Durables	3.3%
Specialty Retail	3.1%
Food Products	3.0%
Textiles, Apparel & Luxury Goods	2.7%
Diversified Consumer Services	2.6%
Interactive Media & Services	2.6%
Pharmaceuticals	2.6%
Personal Products	2.5%
Consumer Finance	2.4%
Health Care Equipment & Supplies	2.4%
Electrical Equipment	2.2%
Multiline Retail	2.2%
Capital Markets	1.8%
Trading Companies & Distributors	1.8%
Machinery	1.6%
Chemicals	1.6%
Other Industries (each less than 1%)	7.6%
Cash and Other Assets, Less Liabilities	2.9%
Total	100%

See Notes to Financial Statements.

Annual Report | April 30, 2021	39

Grandeur Peak Global Contrarian Fund	Portfolio of Investments

April 30, 2021

	Shares	Value (Note 2)
COMMON STOCKS (97.13%)
Australia (4.18%)
Fiducian Group, Ltd.	235,298	$1,223,519
Kogan.com, Ltd.	41,200	351,662
QANTM Intellectual Property, Ltd.	585,684	491,788
		2,066,969

Austria (0.46%)
Schoeller-Bleckmann Oilfield Equipment AG	5,300	226,842

Bangladesh (0.64%)
Square Pharmaceuticals, Ltd.	127,390	318,268

Belgium (0.53%)
X-Fab Silicon Foundries SE(a)(b)(c)	27,095	263,207

Britain (10.14%)
Ascential PLC(a)	73,707	355,053
B&M European Value Retail SA	74,752	584,108
City of London Investment Group PLC	57,641	429,866
Clinigen Group PLC	21,700	255,782
K3 Capital Group PLC	132,654	597,235
On the Beach Group PLC(a)(b)(c)	128,139	734,407
Premier Miton Group PLC	297,038	717,889
Sabre Insurance Group PLC(b)(c)	96,717	347,951
Ultra Electronics Holdings PLC	35,342	986,915
		5,009,206

Canada (4.42%)
BioSyent, Inc.(a)	112,087	711,287
Guardian Capital Group, Ltd.	37,292	978,454
Kirkland Lake Gold, Ltd.	13,242	492,017
		2,181,758

China (3.83%)
Hangzhou Robam Appliances Co., Ltd., Class A	63,400	375,903
O2Micro International, Ltd., ADR(a)	5,260	35,821
TK Group Holdings, Ltd.	1,744,000	763,361
Xin Point Holdings, Ltd.(c)	1,113,000	716,424
		1,891,509

Colombia (0.77%)
Parex Resources, Inc.(a)	20,214	380,714

France (3.58%)
Alten SA(a)	1,400	175,217
Neurones	16,588	546,439
Rothschild & Co.(a)	11,143	396,543
	Shares	Value (Note 2)
France (continued)
Thermador Groupe	2,347	$240,408
Wavestone(a)	9,014	411,811
		1,770,418

Georgia (1.00%)
Bank of Georgia Group PLC(a)	16,357	230,867
TBC Bank Group PLC(a)	19,644	264,239
		495,106

Germany (1.42%)
Grand City Properties SA	16,417	441,328
Norma Group SE	4,641	258,897
		700,225

Greece (1.99%)
Kri-Kri Milk Industry SA	66,238	614,782
Sarantis SA	34,322	368,073
		982,855

Hong Kong (2.53%)
Jacobson Pharma Corp., Ltd.(c)	2,980,000	299,237
Plover Bay Technologies, Ltd.(c)	4,993,000	951,323
		1,250,560

India (4.86%)
City Union Bank, Ltd.(a)	162,500	365,816
Gulf Oil Lubricants India, Ltd.	50,713	484,177
HCL Technologies, Ltd.	17,988	218,304
Mahanagar Gas, Ltd.(c)	32,237	489,762
Time Technoplast, Ltd.	825,995	840,798
		2,398,857

Indonesia (1.84%)
Selamat Sempurna Tbk PT	3,587,700	326,606
Ultrajaya Milk Industry & Trading Co. Tbk PT	2,216,500	247,045
Uni-Charm Indonesia Tbk PT	2,956,100	334,595
		908,246

Ireland (0.74%)
Irish Residential Properties REIT PLC	186,406	364,399

Italy (1.59%)
Banca Sistema SpA(a)(b)(c)	137,982	345,050
Piovan SpA(b)(c)	49,469	441,300
		786,350

Japan (14.37%)
Beenos, Inc.	27,400	757,142
Central Automotive Products, Ltd.	11,700	310,994
Create SD Holdings Co., Ltd.	11,000	333,654

See Notes to Financial Statements.

40	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Contrarian Fund	Portfolio of Investments

April 30, 2021

	Shares	Value (Note 2)
Japan (continued)
Japan Lifeline Co., Ltd.	51,000	$718,638
Medikit Co., Ltd.	16,800	496,514
Naigai Trans Line, Ltd.	60,000	945,375
Nikkon Holdings Co., Ltd.	22,500	470,834
Seria Co., Ltd.	37,800	1,371,369
Synchro Food Co., Ltd.(a)	105,600	360,406
Trancom Co., Ltd.	7,800	605,216
YAMADA Consulting Group Co., Ltd.	69,400	727,719
		7,097,861

Mexico (0.69%)
Regional SAB de CV(a)	66,900	341,320

Netherlands (0.62%)
Aalberts NV	5,643	305,634

New Zealand (0.62%)
a2 Milk Co., Ltd.(a)	55,884	305,928

Oman (0.69%)
Tethys Oil AB	46,576	338,913

Philippines (1.22%)
Concepcion Industrial Corp.	530,800	247,486
Pryce Corp.	3,213,600	353,730
		601,216

Singapore (1.54%)
Riverstone Holdings, Ltd./Singapore	699,800	762,510

South Africa (0.93%)
City Lodge Hotels, Ltd.(a)	849,600	251,907
Italtile, Ltd.	178,471	209,944
		461,851

South Korea (1.41%)
HCT Co., Ltd.	31,144	488,572
Tokai Carbon Korea Co., Ltd.	1,181	207,990
		696,562

Sweden (0.47%)
Beijer Alma AB	10,407	234,311

Taiwan (7.62%)
Bioteque Corp.	152,000	680,199
FineTek Co., Ltd.	71,000	225,203
Fuzetec Technology Co., Ltd.	147,000	377,854
GEM Services, Inc./Tw	123,000	353,152
Pacific Hospital Supply Co., Ltd.	170,000	447,929
Tehmag Foods Corp.	70,000	773,100
Tofu Restaurant Co., Ltd.	64,000	404,396
	Shares	Value (Note 2)
Taiwan (continued)
Wistron Information Technology & Services Corp.	136,000	$501,486
		3,763,319

United Arab Emirates (0.92%)
Aramex PJSC	425,000	452,405

United States (16.79%)
Bank of NT Butterfield & Son, Ltd.	31,556	1,237,626
Barrett Business Services, Inc.	17,301	1,268,682
Esquire Financial Holdings, Inc.(a)	36,657	841,278
First Hawaiian, Inc.	17,500	480,550
Hackett Group, Inc.	57,170	950,737
Healthcare Services Group, Inc.	16,347	489,593
Hingham Institution For Savings The	2,722	827,869
Kimball International, Inc., Class B	51,025	743,944
LGI Homes, Inc.(a)	1,375	227,948
Samsonite International SA(a)(b)(c)	198,000	367,566
TriMas Corp.(a)	7,154	227,783
WW Grainger, Inc.	1,463	634,269
		8,297,845

Vietnam (4.72%)
FPT Corp.	145,643	511,061
Hoa Phat Group JSC	146,880	370,147
Orient Commercial Joint Stock Bank(a)	537,500	547,874
Vietnam Dairy Products JSC	119,988	486,614
Vietnam Technological & Commercial Joint Stock Bank(a)	233,000	414,357
		2,330,053

TOTAL COMMON STOCKS
(Cost $41,258,988)		47,985,217

TOTAL INVESTMENTS (97.13%)
(Cost $41,258,988)		$47,985,217

Other Assets In Excess Of Liabilities (2.87%)		1,417,827

NET ASSETS (100.00%)		$49,403,044

See Notes to Financial Statements.

Annual Report | April 30, 2021	41

Grandeur Peak Global Contrarian Fund	Portfolio of Investments

April 30, 2021

(a)	Non-Income Producing Security.
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of April 30, 2021, these securities had a total aggregate market value of $2,499,481, representing 5.06% of net assets.
(c)	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of April 30, 2021, the aggregate market value of these securities was $4,956,227, representing 10.03% of net assets.

For Fund compliance purposes, the Fund’s geographical classifications refer to any one or more of the country sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease. Geographical regions are shown as a percentage of net assets.

Sector Composition (April 30, 2021)

Industrials	24.0%
Financials	21.9%
Consumer	21.3%
Technology	12.4%
Health Care	9.3%
Energy & Materials	7.2%
Utilities	1.0%
Cash, Cash Equivalents, & Other Net Assets	2.9%
Total	100%

Industry Composition (April 30, 2021)

Banks	10.3%
Capital Markets	7.6%
Professional Services	7.2%
IT Services	6.7%
Health Care Equipment & Supplies	6.3%
Food Products	4.9%
Machinery	4.5%
Multiline Retail	4.0%
Hotels, Restaurants & Leisure	2.8%
Pharmaceuticals	2.7%
Commercial Services & Supplies	2.5%
Internet & Direct Marketing Retail	2.2%
Oil, Gas & Consumable Fuels	2.2%
Road & Rail	2.2%
Auto Components	2.1%
Aerospace & Defense	2.0%
Communications Equipment	1.9%
Marine	1.9%
Trading Companies & Distributors	1.8%
Metals & Mining	1.8%
Semiconductors & Semiconductor Equipment	1.7%
Containers & Packaging	1.7%
Thrifts & Mortgage Finance	1.7%
Household Durables	1.2%
Other Industries (each less than 1%)	13.2%
Cash and Other Assets, Less Liabilities	2.9%
Total	100%

See Notes to Financial Statements.

42	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Micro Cap Fund	Portfolio of Investments

April 30, 2021

	Shares	Value (Note 2)
COMMON STOCKS (99.65%)
Australia (5.32%)
Australian Ethical Investment, Ltd.	57,454	$386,387
Fiducian Group, Ltd.	190,828	992,280
Kogan.com, Ltd.	133,811	1,142,142
National Storage REIT	257,787	399,159
People Infrastructure, Ltd.	76,774	266,735
Redbubble, Ltd.(a)	38,500	121,600
Temple & Webster Group, Ltd.(a)	27,368	225,588
Whispir, Ltd.(a)	85,100	211,093
		3,744,984

Belgium (0.48%)
X-Fab Silicon Foundries SE(a)(b)(c)	34,819	338,240

Brazil (1.26%)
Locaweb Servicos de Internet SA(b)(c)	66,400	356,933
Neogrid Participacoes SA	220,300	294,434
Westwing Comercio Varejista Ltda(a)	143,200	236,204
		887,571

Britain (13.77%)
AB Dynamics PLC	13,514	429,259
Acacia Pharma Group PLC(a)	82,311	232,553
Bytes Technology Group PLC(a)	38,057	259,113
City of London Investment Group PLC	46,732	348,510
Curtis Banks Group PLC	78,479	305,640
CVS Group PLC(a)	19,010	585,456
dotdigital group PLC	129,000	338,494
Foresight Group Holdings, Ltd.(a)	54,168	317,188
Impax Asset Management Group PLC	93,518	1,296,691
JTC PLC(b)(c)	60,251	559,998
K3 Capital Group PLC	277,632	1,249,956
Keystone Law Group PLC	23,672	217,402
On the Beach Group PLC(a)(b)(c)	126,875	727,163
Pensionbee Group PLC(a)	306,740	762,519
Premier Miton Group PLC	385,142	930,821
Tracsis PLC(a)	19,300	226,560
Tristel PLC	12,810	106,147
Volution Group PLC	86,601	498,133
XPS Pensions Group PLC(c)	173,192	295,394
		9,686,997

Canada (1.11%)
Guardian Capital Group, Ltd.	22,300	585,100
Pivotree, Inc.(a)	26,400	168,819
	Shares	Value (Note 2)
Canada (continued)
WeCommerce Holdings, Ltd.(a)	1,906	$24,919
		778,838

China (1.83%)
O2Micro International, Ltd., ADR(a)	31,756	216,258
TK Group Holdings, Ltd.	2,452,600	1,073,521
		1,289,779

Finland (2.41%)
Musti Group Oyj	44,964	1,696,347

France (3.51%)
Esker SA	3,700	1,032,016
Neurones	9,400	309,653
Sidetrade(a)	1,250	269,005
Thermador Groupe	5,874	601,686
Wavestone(a)	5,647	257,987
		2,470,347

Georgia (0.21%)
TBC Bank Group PLC(a)	11,050	148,638

Germany (5.89%)
Deutsche Industrie REIT AG	9,460	189,935
Exasol AG(a)	29,465	855,146
Fashionette AG(a)	10,926	441,364
Home24 SE(a)	39,008	914,034
Marley Spoon AG(a)	111,136	226,876
Nexus AG	3,900	269,606
Westwing Group AG(a)	21,739	1,249,293
		4,146,254

Greece (2.88%)
Kri-Kri Milk Industry SA	83,721	777,049
Sarantis SA	116,542	1,249,810
		2,026,859

Hong Kong (0.54%)
Plover Bay Technologies, Ltd.(c)	2,008,000	382,587

India (6.19%)
Amrutanjan Health Care, Ltd.	61,461	528,047
Cera Sanitaryware, Ltd.(a)	421	21,850
EPL, Ltd.	72,500	219,881
Gulf Oil Lubricants India, Ltd.	63,717	608,332
Happiest Minds Technologies, Ltd.(a)	43,552	425,951
IndiaMart InterMesh, Ltd.(a)(b)(c)	5,482	588,268
Metropolis Healthcare, Ltd.(b)(c)	18,316	592,227
Vaibhav Global, Ltd.	16,898	951,247

See Notes to Financial Statements.

Annual Report | April 30, 2021	43

Grandeur Peak Global Micro Cap Fund	Portfolio of Investments

April 30, 2021

	Shares	Value (Note 2)
India (continued)
Westlife Development, Ltd.(a)	71,521	$422,092
		4,357,895

Indonesia (1.26%)
Arwana Citramulia Tbk PT	7,920,100	405,737
Selamat Sempurna Tbk PT	5,271,800	479,918
		885,655

Ireland (0.84%)
Irish Residential Properties REIT PLC	137,000	267,817
Uniphar PLC	90,411	320,656
		588,473

Israel (0.20%)
Max Stock, Ltd.(a)	41,382	143,318

Italy (0.60%)
Piovan SpA(b)(c)	47,181	420,889

Japan (15.76%)
AIT Corp.	35,400	341,400
Atrae, Inc.(a)	7,400	113,956
Beenos, Inc.	38,300	1,058,340
Central Automotive Products, Ltd.	10,900	289,729
Charm Care Corp.	58,400	651,917
Creema, Ltd.(a)	9,400	342,749
eGuarantee, Inc.	23,900	460,986
ENECHANGE, Ltd.(a)	15,200	336,851
geechs, Inc.	15,000	227,971
Kinjiro Co., Ltd.	12,200	306,535
M&A Capital Partners Co., Ltd.(a)	22,400	1,037,094
MarkLines Co., Ltd.	9,100	240,718
Medikit Co., Ltd.	4,000	118,218
Meinan M&A Co., Ltd.	14,500	238,814
Open Door, Inc.(a)	42,800	784,804
Strike Co., Ltd.	6,200	260,106
Sun*, Inc.(a)	16,500	339,542
Synchro Food Co., Ltd.(a)	83,800	286,004
System Information Co., Ltd.	22,000	201,903
Syuppin Co., Ltd.	101,500	1,081,961
TeamSpirit, Inc.(a)	17,800	224,271
Trancom Co., Ltd.	2,700	209,498
User Local, Inc.(a)	3,300	139,349
Vega Corp. Co., Ltd.	54,700	851,856
WDB coco Co., Ltd.	6,600	221,329
YAKUODO Holdings Co., Ltd.	33,600	725,556
		11,091,457

Netherlands (0.41%)
Shop Apotheke Europe NV(a)(b)(c)	1,410	291,062
	Shares	Value (Note 2)
New Zealand (0.34%)
CBL Corp., Ltd.(a)(d)	159,993	$0
NZX, Ltd.	162,500	240,710
		240,710

Norway (2.03%)
24sevenoffice Scandinavia AB(a)	99,164	412,327
Medistim ASA	7,989	261,053
Self Storage Group ASA(a)	268,416	751,333
		1,424,713

Oman (0.31%)
Tethys Oil AB	30,300	220,479

Philippines (1.01%)
Concepcion Industrial Corp.	334,770	156,087
Pryce Corp.	3,937,000	433,356
Wilcon Depot, Inc.	335,000	122,451
		711,894

Poland (0.89%)
Answear.com SA(a)	25,400	230,410
LiveChat Software SA	6,400	210,959
PGS Software SA	51,047	183,070
		624,439

Singapore (0.53%)
Riverstone Holdings, Ltd./Singapore	343,600	374,390

South Korea (1.53%)
Hyundai Ezwel Co., Ltd.	25,910	230,135
MegaStudyEdu Co., Ltd.	2,818	146,683
Ray Co. Ltd/KR(a)	3,800	176,959
Suprema, Inc.(a)	8,703	208,900
Tokai Carbon Korea Co., Ltd.	1,781	313,658
		1,076,335

Sweden (7.52%)
KNOW IT AB(a)	19,882	736,279
Lyko Group AB(a)(c)	11,292	421,505
OEM International AB, Class B	13,485	643,542
Sdiptech AB(a)	8,000	359,103
SwedenCare AB	40,385	2,614,240
Vitec Software Group AB, Class B	10,899	515,625
		5,290,294

Taiwan (5.81%)
Bioteque Corp.	130,000	581,749
Brighten Optix Corp.	77,000	675,366
FineTek Co., Ltd.	96,150	304,976
Fuzetec Technology Co., Ltd.	192,000	493,524
GEM Services, Inc./Tw	182,000	522,550
Poya International Co., Ltd.(a)	16,000	350,553

See Notes to Financial Statements.

44	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Micro Cap Fund	Portfolio of Investments

April 30, 2021

	Shares	Value (Note 2)
Taiwan (continued)
Sporton International, Inc.	60,725	$557,619
Tehmag Foods Corp.	13,300	146,889
Tofu Restaurant Co., Ltd.	36,050	227,789
Wistron Information Technology & Services Corp.	61,000	224,931
		4,085,946

Thailand (0.63%)
Humanica PCL	935,000	321,301
Netbay PCL	125,000	124,448
		445,749

United States (14.00%)
4imprint Group PLC(a)	24,264	787,477
Barrett Business Services, Inc.	9,305	682,336
Better Choice Co., Inc.(a)	249,661	347,029
Castle Biosciences, Inc.(a)	3,300	227,799
Coastal Financial Corp.(a)	12,400	369,148
Esquire Financial Holdings, Inc.(a)	25,349	581,759
Hackett Group, Inc.	19,165	318,714
Heska Corp.(a)	3,666	669,595
Intersect ENT, Inc.(a)	17,275	376,768
Joint Corp.(a)	45,451	2,521,621
LeMaitre Vascular, Inc.	10,200	535,194
Limeade, Inc.(a)	493,905	325,310
MaxCyte, Inc.(a)	74,400	932,967
ProntoForms Corp.(a)	432,000	414,726
Systemax, Inc.	17,800	760,416
		9,850,859

Vietnam (0.58%)
Lix Detergent JSC	163,520	409,243

TOTAL COMMON STOCKS
(Cost $43,260,892)		70,131,241

TOTAL INVESTMENTS (99.65%)
(Cost $43,260,892)		$70,131,241

Other Assets In Excess Of Liabilities (0.35%)		243,516

NET ASSETS (100.00%)		$70,374,757

(a)	Non-Income Producing Security.
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of April 30, 2021, these securities had a total aggregate market value of $3,874,780, representing 5.51% of net assets.
(c)	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of April 30, 2021, the aggregate market value of these securities was $4,974,266, representing 7.07% of net assets.
(d)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as level 3 assets. See also Note 2 to the financial statements for additional information.

For Fund compliance purposes, the Fund’s geographical classifications refer to any one or more of the country sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease. Geographical regions are shown as a percentage of net assets.

Sector Composition (April 30, 2021)

Consumer	27.3%
Technology	20.7%
Health Care	19.2%
Financials	15.7%
Industrials	14.7%
Energy & Materials	2.1%
Cash, Cash Equivalents, & Other Net Assets	0.3%
Total	100%

See Notes to Financial Statements.

Annual Report | April 30, 2021	45

Grandeur Peak Global Micro Cap Fund	Portfolio of Investments

April 30, 2021

Industry Composition (April 30, 2021)

Internet & Direct Marketing Retail	13.1%
Capital Markets	11.7%
Software	9.9%
Health Care Providers & Services	7.0%
Health Care Equipment & Supplies	5.5%
IT Services	5.2%
Pharmaceuticals	4.8%
Professional Services	4.2%
Trading Companies & Distributors	3.7%
Specialty Retail	3.2%
Personal Products	2.3%
Machinery	2.1%
Semiconductors & Semiconductor Equipment	2.0%
Hotels, Restaurants & Leisure	2.0%
Commercial Services & Supplies	1.6%
Banks	1.6%
Building Products	1.5%
Textiles, Apparel & Luxury Goods	1.4%
Biotechnology	1.3%
Food Products	1.3%
Auto Components	1.3%
Equity Real Estate Investment Trusts (REITs)	1.2%
Media	1.1%
Diversified Financial Services	1.1%
Food & Staples Retailing	1.0%
Electronic Equipment, Instruments & Components	1.0%
Other Industries (each less than 1%)	7.6%
Cash and Other Assets, Less Liabilities	0.3%
Total	100%

See Notes to Financial Statements.

46	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Opportunities Fund	Portfolio of Investments

April 30, 2021

	Shares	Value (Note 2)
COMMON STOCKS (99.42%)
Argentina (0.56%)
Globant SA(a)	24,775	$5,677,935

Australia (0.72%)
Fiducian Group, Ltd.	182,850	950,796
Kogan.com, Ltd.	745,408	6,362,419
		7,313,215

Bangladesh (0.24%)
Square Pharmaceuticals, Ltd.	962,029	2,403,512

Belgium (1.38%)
Melexis NV	62,854	6,846,331
Warehouses De Pauw CVA	84,756	2,987,660
X-Fab Silicon Foundries SE(a)(b)(c)	442,506	4,298,602
		14,132,593

Brazil (2.12%)
Fleury SA	1,000,200	4,719,236
Instituto Hermes Pardini SA	708,600	2,456,336
Locaweb Servicos de Internet SA(b)(c)	642,900	3,455,911
Neogrid Participacoes SA	2,950,700	3,943,646
Pagseguro Digital, Ltd., Class A(a)	126,141	5,769,689
Patria Investments, Ltd.(a)	95,883	1,327,979
		21,672,797

Britain (17.47%)
AB Dynamics PLC	67,600	2,147,247
Ascential PLC(a)	1,826,939	8,800,513
B&M European Value Retail SA	2,524,207	19,724,017
Bytes Technology Group PLC(a)	437,194	2,976,655
City of London Investment Group PLC	393,420	2,933,983
Curtis Banks Group PLC	388,399	1,512,637
CVS Group PLC(a)	631,780	19,457,103
Dechra Pharmaceuticals PLC	455,423	25,372,210
Diploma PLC	129,290	5,120,962
Endava PLC, ADR(a)	226,518	20,508,940
Gamma Communications PLC	206,400	5,182,162
Impax Asset Management Group PLC	266,274	3,692,070
JTC PLC(b)(c)	482,638	4,485,843
K3 Capital Group PLC	865,551	3,896,886
On the Beach Group PLC(a)(b)(c)	1,128,677	6,468,822
Pensionbee Group PLC(a)	888,523	2,208,760
Premier Miton Group PLC	1,776,550	4,293,613
Sabre Insurance Group PLC(b)(c)	974,131	3,504,552
Sanne Group PLC	558,317	4,981,049
Softcat PLC	207,456	5,492,317

	Shares	Value (Note 2)
Britain (continued)
St. James's Place PLC	445,740	$8,381,210
Team17 Group PLC(a)	329,984	3,531,848
Tristel PLC	48,517	402,025
Ultra Electronics Holdings PLC	273,063	7,625,204
Volution Group PLC	1,006,553	5,789,741
		178,490,369

Canada (1.76%)
Gildan Activewear, Inc.(a)	226,300	7,854,174
Guardian Capital Group, Ltd.	115,200	3,022,577
Pivotree, Inc.(a)	191,300	1,223,299
Richelieu Hardware, Ltd.	168,565	5,888,769
		17,988,819

China (6.47%)
CSPC Pharmaceutical Group, Ltd.	2,758,920	3,416,795
Hangzhou Robam Appliances Co., Ltd., Class A	1,028,800	6,099,831
Li Ning Co., Ltd.	738,600	6,028,417
Man Wah Holdings, Ltd.	3,380,900	7,111,957
O2Micro International, Ltd., ADR(a)	289,520	1,971,631
Silergy Corp.	218,352	22,864,698
Suofeiya Home Collection Co., Ltd., Class A(a)	1,758,300	7,911,875
Trip.com Group, Ltd., ADR(a)	138,534	5,413,909
WuXi AppTec Co., Ltd., Class H(b)(c)	222,180	5,254,349
		66,073,462

Egypt (0.11%)
Integrated Diagnostics Holdings PLC(b)(c)	933,600	1,092,312

Finland (1.02%)
Musti Group Oyj	276,174	10,419,155

France (4.68%)
Alten SA(a)	60,082	7,519,550
BioMerieux	24,847	2,954,982
Esker SA	35,947	10,026,455
Neurones	110,960	3,655,222
Rothschild & Co.(a)	85,510	3,043,024
Thermador Groupe	73,248	7,502,951
Virbac SA(a)	34,462	11,186,674
Wavestone(a)	42,647	1,948,358
		47,837,216

Georgia (0.50%)
Bank of Georgia Group PLC(a)	92,641	1,307,560
Georgia Capital PLC(a)	300,557	2,336,914
TBC Bank Group PLC(a)	110,932	1,492,187
		5,136,661

See Notes to Financial Statements.

Annual Report | April 30, 2021	47

Grandeur Peak Global Opportunities Fund	Portfolio of Investments

April 30, 2021

	Shares	Value (Note 2)
Germany (7.51%)
Atoss Software AG	12,700	$2,830,807
Dermapharm Holding SE	113,975	9,961,868
Exasol AG(a)	208,200	6,042,473
Fashionette AG(a)	160,243	6,473,141
Friedrich Vorwerk Group SE(a)	60,903	3,748,913
Grand City Properties SA	112,198	3,016,155
Home24 SE(a)	129,187	3,027,104
Nagarro SE(a)	27,170	2,979,074
Nexus AG	82,624	5,711,771
Norma Group SE	213,223	11,894,571
PATRIZIA AG	131,095	3,585,620
PharmaSGP Holding SE(a)	159,300	3,160,068
QIAGEN NV(a)	167,477	8,060,668
Westwing Group AG(a)	108,845	6,255,084
		76,747,317

Hong Kong (0.24%)
Jacobson Pharma Corp., Ltd.(c)	2,412,100	242,211
Vitasoy International Holdings, Ltd.	584,000	2,259,239
		2,501,450

India (4.67%)
Computer Age Management Services, Ltd.	164,350	5,154,762
EPL, Ltd.	481,054	1,458,960
Gulf Oil Lubricants India, Ltd.	200,637	1,915,562
HCL Technologies, Ltd.	294,138	3,569,683
IndiaMart InterMesh, Ltd.(a)(b)(c)	49,575	5,319,847
L&T Technology Services, Ltd.(b)(c)	89,947	3,313,731
Metropolis Healthcare, Ltd.(b)(c)	431,609	13,955,586
WNS Holdings, Ltd., ADR(a)	180,376	13,064,634
		47,752,765

Indonesia (1.00%)
Arwana Citramulia Tbk PT	58,214,800	2,982,274
Selamat Sempurna Tbk PT	56,561,200	5,149,047
Ultrajaya Milk Industry & Trading Co. Tbk PT	18,240,200	2,033,002
		10,164,323

Ireland (1.56%)
Irish Residential Properties REIT PLC	4,325,741	8,456,250
Keywords Studios PLC(a)	201,271	7,521,707
		15,977,957

Israel (0.83%)
Wix.com, Ltd.(a)	26,747	8,502,336

Italy (1.40%)
DiaSorin SpA	12,949	2,198,981

	Shares	Value (Note 2)
Italy (continued)
GVS SpA(a)(b)(c)	179,465	$3,128,560
Interpump Group SpA	143,595	7,647,857
Piovan SpA(b)(c)	144,291	1,287,182
		14,262,580

Japan (8.85%)
AIT Corp.	335,400	3,234,620
Appier Group, Inc.(a)	33,500	585,767
BayCurrent Consulting, Inc.	20,900	5,708,345
Charm Care Corp.	252,000	2,813,066
Create SD Holdings Co., Ltd.	182,700	5,541,683
Japan Lifeline Co., Ltd.	566,600	7,983,933
Kinjiro Co., Ltd.	88,600	2,226,147
M&A Capital Partners Co., Ltd.(a)	164,200	7,602,269
MarkLines Co., Ltd.	45,200	1,195,656
Medikit Co., Ltd.	80,500	2,379,129
MonotaRO Co., Ltd.	136,200	3,476,969
Naigai Trans Line, Ltd.	118,700	1,870,266
Open Door, Inc.(a)	337,300	6,184,913
Seria Co., Ltd.	322,900	11,714,690
Strike Co., Ltd.	94,800	3,977,107
Synchro Food Co., Ltd.(a)	449,300	1,533,433
Systena Corp.	153,200	3,152,592
Syuppin Co., Ltd.	164,600	1,754,589
Trancom Co., Ltd.	73,470	5,700,664
User Local, Inc.(a)	106,100	4,480,296
Visional, Inc.(a)	12,100	691,966
YAKUODO Holdings Co., Ltd.	305,700	6,601,263
		90,409,363

Mexico (0.85%)
Grupo Herdez SAB de CV	2,218,966	4,655,480
Regional SAB de CV(a)	781,527	3,987,304
		8,642,784

Netherlands (1.60%)
Aalberts NV	143,153	7,753,397
Shop Apotheke Europe NV(a)(b)(c)	41,456	8,557,648
		16,311,045

New Zealand (0.00%)(d)
CBL Corp., Ltd.(a)(e)	1,107,672	1

Norway (0.20%)
Medistim ASA	64,055	2,093,099

Philippines (0.73%)
Concepcion Industrial Corp.	1,035,152	482,641
Puregold Price Club, Inc.	6,155,800	4,768,668
Wilcon Depot, Inc.	6,158,500	2,251,082
		7,502,391

See Notes to Financial Statements.

48	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Opportunities Fund	Portfolio of Investments

April 30, 2021

	Shares	Value (Note 2)
Poland (0.69%)
Dino Polska SA(a)(b)(c)	100,797	$6,544,017
PGS Software SA	138,443	496,499
		7,040,516

Singapore (0.53%)
Riverstone Holdings, Ltd./Singapore	4,938,000	5,380,500

South Africa (0.25%)
Italtile, Ltd.	2,148,741	2,527,669

South Korea (1.02%)
LEENO Industrial, Inc.	24,704	3,620,040
Tokai Carbon Korea Co., Ltd.	38,780	6,829,687
		10,449,727

Sweden (3.67%)
AddTech AB, Class B	59,087	1,032,996
Beijer Alma AB	321,810	7,245,481
Boozt AB(a)(b)(c)	96,808	2,253,942
Cint Group AB(a)	204,468	2,077,154
EQT AB	101,324	3,426,719
Hexpol AB	325,814	4,004,577
KNOW IT AB(a)	174,959	6,479,159
Lyko Group AB(a)(c)	43,831	1,636,113
OEM International AB, Class B	62,406	2,978,191
Sdiptech AB(a)	44,439	1,994,769
SwedenCare AB	66,792	4,323,643
		37,452,744

Switzerland (0.40%)
Partners Group Holding AG	2,850	4,056,940

Taiwan (2.33%)
ASPEED Technology, Inc.	53,500	4,041,277
Bioteque Corp.	1,169,000	5,231,268
Brighten Optix Corp.	172,000	1,508,610
Poya International Co., Ltd.(a)	208,000	4,557,190
Sporton International, Inc.	705,671	6,479,956
Tofu Restaurant Co., Ltd.	47,000	296,979
Voltronic Power Technology Corp.	37,100	1,693,427
		23,808,707

United States (22.66%)
4imprint Group PLC(a)	162,955	5,288,628
Bank of NT Butterfield & Son, Ltd.	209,104	8,201,059
Barrett Business Services, Inc.	47,990	3,519,107
Cardiovascular Systems, Inc.(a)	129,773	5,232,447
Castle Biosciences, Inc.(a)	54,096	3,734,247
EPAM Systems, Inc.(a)	45,978	21,046,430
Esquire Financial Holdings, Inc.(a)	21,936	503,431
Etsy, Inc.(a)	17,631	3,504,866

	Shares	Value (Note 2)
United States (continued)
ExlService Holdings, Inc.(a)	66,543	$6,147,242
First Republic Bank	75,666	13,865,038
Five Below, Inc.(a)	22,052	4,438,406
Frontage Holdings Corp.(a)(b)(c)	2,815,100	1,917,142
FTI Consulting, Inc.(a)	38,574	5,356,000
Genpact, Ltd.	191,300	9,092,489
Glacier Bancorp, Inc.	140,254	8,267,973
Heska Corp.(a)	73,617	13,446,145
Houlihan Lokey, Inc.	42,250	2,799,908
IDEXX Laboratories, Inc.(a)	6,575	3,609,609
Insperity, Inc.	40,139	3,513,768
Joint Corp.(a)	28,615	1,587,560
LeMaitre Vascular, Inc.	173,934	9,126,317
LGI Homes, Inc.(a)	51,189	8,486,112
Littelfuse, Inc.	44,684	11,851,984
Marcus & Millichap, Inc.(a)	138,449	4,890,019
MaxCyte, Inc.(a)	286,500	3,592,675
Moelis & Co., Class A	16,169	877,653
NV5 Global, Inc.(a)	54,534	4,915,149
Ollie's Bargain Outlet Holdings, Inc.(a)	59,788	5,516,639
Paylocity Holding Corp.(a)	10,445	2,018,392
PJT Partners, Inc., Class A	91,475	6,726,157
Poshmark, Inc.(a)	26,850	1,123,136
Power Integrations, Inc.	37,854	3,134,690
PPD, Inc.(a)	97,349	4,497,524
Qualys, Inc.(a)	95,894	9,719,816
Rapid7, Inc.(a)	67,264	5,465,200
Silicon Laboratories, Inc.(a)	21,139	2,979,542
SVB Financial Group(a)	9,863	5,639,959
Systemax, Inc.	145,716	6,224,988
TriMas Corp.(a)	179,710	5,721,966
Ulta Beauty, Inc.(a)	11,927	3,928,157
		231,507,570

Vietnam (1.40%)
Vietnam Dairy Products JSC	914,196	3,707,540
Vietnam Technological & Commercial Joint Stock Bank(a)	5,964,004	10,606,123
		14,313,663

TOTAL COMMON STOCKS
(Cost $610,028,375)		1,015,643,493

PREFERRED STOCKS (0.42%)
United States (0.42%)
Dataminr Inc - Private Placement(a)(e)	96,640	4,252,160

TOTAL PREFERRED STOCKS
(Cost $1,923,136)		4,252,160

See Notes to Financial Statements.

Annual Report | April 30, 2021	49

Grandeur Peak Global Opportunities Fund	Portfolio of Investments

April 30, 2021

Value
TOTAL INVESTMENTS (99.84%)
(Cost $611,951,511)	$1,019,895,653

Other Assets In Excess Of Liabilities (0.16%)	1,666,100

NET ASSETS (100.00%)	$1,021,561,753

(a)	Non-Income Producing Security.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of April 30, 2021, these securities had a total aggregate market value of $74,838,046, representing 7.33% of net assets.

(c)	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of April 30, 2021, the aggregate market value of these securities was $76,716,370, representing 7.51% of net assets.

(d)	Less than 0.005%.

(e)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as level 3 assets. See also Note 2 to the financial statements for additional information.

For Fund compliance purposes, the Fund's geographical classifications refer to any one or more of the country sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease. Geographical regions are shown as a percentage of net assets.

Sector Composition (April 30, 2021)
Technology	29.1%
Consumer	20.2%
Health Care	19.9%
Financials	15.0%
Industrials	14.9%
Energy & Materials	0.7%
Cash, Cash Equivalents, & Other Net Assets	0.2%
Total	100%

Industry Composition (April 30, 2021)
IT Services	14.0%
Capital Markets	7.0%
Health Care Equipment & Supplies	6.3%
Pharmaceuticals	5.9%
Software	5.6%
Semiconductors & Semiconductor Equipment	5.5%
Banks	5.3%
Internet & Direct Marketing Retail	5.0%
Health Care Providers & Services	4.9%
Multiline Retail	4.1%
Machinery	4.1%
Trading Companies & Distributors	3.7%
Professional Services	3.1%
Household Durables	2.9%
Specialty Retail	2.5%
Food & Staples Retailing	2.3%
Life Sciences Tools & Services	1.9%
Media	1.4%
Textiles, Apparel & Luxury Goods	1.4%
Food Products	1.2%
Electronic Equipment, Instruments & Components	1.2%
Real Estate Management & Development	1.1%
Equity Real Estate Investment Trusts (REITs)	1.1%
Other Industries (each less than 1%)	8.3%
Cash and Other Assets, Less Liabilities	0.2%
Total	100%

See Notes to Financial Statements.

50	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Reach Fund	Portfolio of Investments

April 30, 2021

	Shares	Value (Note 2)
COMMON STOCKS (98.83%)
Argentina (0.37%)
Globant SA(a)	6,105	$1,399,144

Australia (2.68%)
Appen, Ltd.	54,722	660,149
Australian Ethical Investment, Ltd.	373,810	2,513,933
Bravura Solutions, Ltd.	122,268	265,614
EQT Holdings, Ltd.	45,188	853,208
Kogan.com, Ltd.	163,531	1,395,817
National Storage REIT	470,466	728,472
Netwealth Group, Ltd.	89,313	1,024,467
People Infrastructure, Ltd.	299,959	1,042,142
Redbubble, Ltd.(a)	227,593	718,838
Whispir, Ltd.(a)	367,258	910,994
		10,113,634

Austria (0.27%)
Schoeller-Bleckmann Oilfield Equipment AG	23,700	1,014,367

Bangladesh (0.14%)
Square Pharmaceuticals, Ltd.	202,545	506,034

Belgium (0.58%)
Melexis NV	10,126	1,102,968
Warehouses De Pauw CVA	30,732	1,083,307
		2,186,275

Brazil (2.80%)
Arco Platform, Ltd., Class A(a)	11,542	296,168
Diagnosticos da America SA(a)	52,000	551,202
Fleury SA	339,800	1,603,276
Hypera SA	81,800	519,377
Instituto Hermes Pardini SA	198,300	687,400
Locaweb Servicos de Internet SA(b)(c)	327,268	1,759,230
Neogrid Participacoes SA	702,600	939,033
Pagseguro Digital, Ltd., Class A(a)	51,452	2,353,414
Patria Investments, Ltd.(a)	53,975	747,554
Pet Center Comercio e Participacoes SA	40,000	174,299
Raia Drogasil SA	140,000	679,891
Vasta Platform(a)	26,251	256,997
		10,567,841

Britain (14.58%)
AB Dynamics PLC	51,876	1,647,790
Abcam PLC(a)	65,482	1,381,824
Ascential PLC(a)	67,756	326,386
B&M European Value Retail SA	487,900	3,812,424
Bytes Technology Group PLC(a)	113,792	774,758

	Shares	Value (Note 2)
Britain (continued)
Clinigen Group PLC	91,173	$1,074,675
Curtis Banks Group PLC	104,800	408,148
CVS Group PLC(a)	74,800	2,303,636
Darktrace PLC(a)	25,000	113,936
Dechra Pharmaceuticals PLC	62,014	3,454,881
Diploma PLC	18,786	744,082
dotdigital group PLC	721,682	1,893,682
Endava PLC, ADR(a)	52,553	4,758,149
First Derivatives PLC(a)	7,600	307,006
Foresight Group Holdings, Ltd.(a)	216,892	1,270,038
FRP Advisory Group PLC	238,865	394,210
Gamma Communications PLC	74,969	1,882,275
GlobalData PLC	27,797	600,786
Impax Asset Management Group PLC	415,217	5,757,266
Intertek Group PLC	20,231	1,714,951
JTC PLC(b)(c)	369,856	3,437,599
K3 Capital Group PLC	532,428	2,397,099
Keystone Law Group PLC	119,151	1,094,276
Ocado Group PLC(a)	18,958	549,033
On the Beach Group PLC(a)(b)(c)	541,626	3,104,238
Pensionbee Group PLC(a)	815,693	2,027,714
Rotork PLC	140,010	666,318
Sanne Group PLC	295,332	2,634,817
Softcat PLC	28,098	743,884
Team17 Group PLC(a)	34,619	370,530
Tristel PLC	25,000	207,157
Ultra Electronics Holdings PLC	40,770	1,138,490
Volution Group PLC	193,447	1,112,716
XPS Pensions Group PLC(c)	510,185	870,166
		54,974,940

Canada (1.17%)
Gildan Activewear, Inc.(a)	49,600	1,721,463
Guardian Capital Group, Ltd.	16,000	419,802
Pivotree, Inc.(a)	50,200	321,012
Richelieu Hardware, Ltd.	17,100	597,383
Ritchie Bros Auctioneers, Inc.	21,401	1,361,104
		4,420,764

China (4.72%)
CSPC Pharmaceutical Group, Ltd.	769,520	953,015
Guangzhou KDT Machinery Co., Ltd.(a)	93,100	776,133
Hangzhou Robam Appliances Co., Ltd., Class A	102,700	608,916
HUYA, Inc., ADR(a)	21,488	378,618
Koolearn Technology Holding, Ltd.(a)(b)(c)	141,400	271,960
Li Ning Co., Ltd.	73,800	602,352
Man Wah Holdings, Ltd.	660,800	1,390,039
ManpowerGroup Greater China, Ltd.(c)	578,000	735,917

See Notes to Financial Statements.

Annual Report | April 30, 2021	51

Grandeur Peak Global Reach Fund	Portfolio of Investments

April 30, 2021

	Shares	Value (Note 2)
China (continued)
O2Micro International, Ltd., ADR(a)	117,745	$801,843
Silergy Corp.	56,925	5,960,893
Suofeiya Home Collection Co., Ltd., Class A(a)	134,100	603,414
TK Group Holdings, Ltd.	1,830,000	801,004
Trip.com Group, Ltd., ADR(a)	13,250	517,810
WuXi AppTec Co., Ltd., Class H(b)(c)	118,760	2,808,563
Yum China Holdings, Inc.	8,943	562,693
		17,773,170

Colombia (0.74%)
Parex Resources, Inc.(a)	148,861	2,803,671

Egypt (0.26%)
African Export-Import Bank, GDR	200,000	644,000
Integrated Diagnostics Holdings PLC(b)(c)	291,972	341,607
		985,607

Finland (0.76%)
Musti Group Oyj	75,531	2,849,541

France (3.22%)
Alten SA(a)	10,400	1,301,610
BioMerieux	2,676	318,249
Bureau Veritas SA(a)	35,351	1,056,998
Esker SA	18,548	5,173,469
Neurones	17,282	569,300
Sidetrade(a)	2,745	590,734
Thermador Groupe	19,759	2,023,957
Virbac SA(a)	3,383	1,098,152
		12,132,469

Germany (4.53%)
Dermapharm Holding SE	17,100	1,494,608
Deutsche Industrie REIT AG	21,300	427,654
Exasol AG(a)	45,800	1,329,228
Fashionette AG(a)	41,523	1,677,354
Friedrich Vorwerk Group SE(a)	21,968	1,352,251
Home24 SE(a)	65,399	1,532,427
Nagarro SE(a)	8,803	965,211
Nexus AG	11,031	762,570
Norma Group SE	13,460	750,861
PATRIZIA AG	53,603	1,466,112
PharmaSGP Holding SE(a)	32,536	645,424
Puma SE(a)	5,149	543,023
QIAGEN NV(a)	24,225	1,165,949
Westwing Group AG(a)	51,400	2,953,845
		17,066,517

Greece (0.72%)
Kri-Kri Milk Industry SA	61,300	568,951

	Shares	Value (Note 2)
Greece (continued)
Sarantis SA	199,040	$2,134,528
		2,703,479

Hong Kong (1.17%)
Jacobson Pharma Corp., Ltd.(c)	2,583,300	259,403
Plover Bay Technologies, Ltd.(c)	3,254,000	619,989
Techtronic Industries Co., Ltd.	122,000	2,223,964
Vitasoy International Holdings, Ltd.	336,000	1,299,836
		4,403,192

India (4.59%)
Avenue Supermarts, Ltd.(a)(b)(c)	15,385	592,553
Cera Sanitaryware, Ltd.(a)	2,253	116,930
Computer Age Management Services, Ltd.	15,000	470,468
EPL, Ltd.	367,424	1,114,338
Gulf Oil Lubricants India, Ltd.	100,176	956,421
HCL Technologies, Ltd.	43,536	528,356
HDFC Bank, Ltd.(a)	67,037	1,278,158
IndiaMart InterMesh, Ltd.(a)(b)(c)	15,491	1,662,325
L&T Technology Services, Ltd.(b)(c)	28,748	1,059,103
Metropolis Healthcare, Ltd.(b)(c)	90,081	2,912,667
Poly Medicure, Ltd.(a)	33,085	443,419
Polycab India, Ltd.(a)	41,000	812,029
Time Technoplast, Ltd.	1,106,883	1,126,720
Vaibhav Global, Ltd.	8,197	461,438
Westlife Development, Ltd.(a)	75,255	444,129
WNS Holdings, Ltd., ADR(a)(d)	46,019	3,333,156
		17,312,210

Indonesia (1.19%)
Arwana Citramulia Tbk PT	26,137,200	1,338,978
Bank Central Asia Tbk PT	332,700	737,606
Selamat Sempurna Tbk PT	19,027,700	1,732,186
Ultrajaya Milk Industry & Trading Co. Tbk PT	6,163,200	686,933
		4,495,703

Ireland (0.89%)
Keywords Studios PLC(a)	39,519	1,476,866
Uniphar PLC	523,697	1,857,372
		3,334,238

Israel (1.23%)
Max Stock, Ltd.(a)	85,618	296,520
Wix.com, Ltd.(a)(d)	13,652	4,339,698
		4,636,218

Italy (0.70%)
GVS SpA(a)(b)(c)	17,537	305,718

See Notes to Financial Statements.

52	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Reach Fund	Portfolio of Investments

April 30, 2021

	Shares	Value (Note 2)
Italy (continued)
Interpump Group SpA	20,850	$1,110,469
Piovan SpA(b)(c)	138,608	1,236,485
		2,652,672

Japan (7.38%)
AIT Corp.	58,900	568,036
Appier Group, Inc.(a)	12,100	211,576
BASE, Inc.(a)	29,000	483,731
BayCurrent Consulting, Inc.	10,900	2,977,079
Beenos, Inc.	27,500	759,905
Charm Care Corp.	68,600	765,779
Coconala, Inc.(a)	19,100	355,995
Creema, Ltd.(a)	13,000	474,014
eGuarantee, Inc.	6,400	123,444
ENECHANGE, Ltd.(a)	16,600	367,876
Funai Soken Holdings, Inc.	36,700	650,788
geechs, Inc.	46,100	700,632
gremz, Inc.	69,100	1,175,377
Industrial & Infrastructure Fund Investment Corp.	409	741,357
Japan Lifeline Co., Ltd.	79,700	1,123,049
Kinjiro Co., Ltd.	29,100	731,161
MarkLines Co., Ltd.	24,800	656,023
Medikit Co., Ltd.	20,700	611,776
MonotaRO Co., Ltd.	36,200	924,129
Naigai Trans Line, Ltd.	68,150	1,073,788
Nihon M&A Center, Inc.	50,400	1,320,758
Open Door, Inc.(a)	60,200	1,103,859
Seria Co., Ltd.	22,400	812,664
Synchro Food Co., Ltd.(a)	113,400	387,027
System Information Co., Ltd.	43,600	400,135
Systena Corp.	35,800	736,702
Syuppin Co., Ltd.	119,100	1,269,572
TeamSpirit, Inc.(a)	22,800	287,269
Trancom Co., Ltd.	18,100	1,404,410
Tsuruha Holdings, Inc.	3,200	369,512
User Local, Inc.(a)	12,500	527,839
Vega Corp. Co., Ltd.	38,600	601,127
Visional, Inc.(a)	4,500	257,343
WDB coco Co., Ltd.	11,900	399,062
WealthNavi, Inc.(a)	29,600	1,136,170
YAKUODO Holdings Co., Ltd.	36,200	781,700
YAMADA Consulting Group Co., Ltd.	53,900	565,188
		27,835,852

Netherlands (0.85%)
Aalberts NV	27,756	1,503,310
Shop Apotheke Europe NV(a)(b)(c)	8,316	1,716,649
		3,219,959

New Zealand (0.42%)
CBL Corp., Ltd.(a)(e)	819,006	0

	Shares	Value (Note 2)
New Zealand (continued)
NZX, Ltd.	1,059,037	$1,568,742
		1,568,742

Norway (1.20%)
24sevenoffice Scandinavia AB(a)	222,199	923,910
CSAM Health Group AS(a)	91,191	943,242
Medistim ASA	12,841	419,600
Nordic Semiconductor ASA(a)	11,845	293,136
Self Storage Group ASA(a)	694,169	1,943,073
		4,522,961

Oman (0.33%)
Tethys Oil AB	173,100	1,259,571

Philippines (1.13%)
Concepcion Industrial Corp.	1,793,920	836,418
Pryce Corp.	6,894,800	758,929
Puregold Price Club, Inc.	490,700	380,127
Wilcon Depot, Inc.	6,270,400	2,291,984
		4,267,458

Poland (1.06%)
Dino Polska SA(a)(b)(c)	47,357	3,074,546
LiveChat Software SA	27,929	920,607
		3,995,153

Singapore (0.15%)
Riverstone Holdings, Ltd./Singapore	532,300	580,000

South Africa (0.53%)
Clicks Group, Ltd.	73,588	1,228,961
Italtile, Ltd.	665,000	782,272
		2,011,233

South Korea (0.91%)
Douzone Bizon Co., Ltd.	3,400	257,671
Hyundai Ezwel Co., Ltd.	33,500	297,550
LEENO Industrial, Inc.	3,790	555,374
Ray Co. Ltd/KR(a)	7,896	367,701
Suprema, Inc.(a)	8,000	192,026
Tokai Carbon Korea Co., Ltd.	10,000	1,761,136
		3,431,458

Spain (0.00%)(f)
Let's GOWEX SA(a)(e)	10,700	0

Sweden (5.00%)
Beijer Alma AB	82,700	1,861,972
Boozt AB(a)(b)(c)	21,200	493,591
Cint Group AB(a)	37,581	381,779
EQT AB	126,813	4,288,742
KNOW IT AB(a)	60,565	2,242,870
Lyko Group AB(a)(c)	16,800	627,106

See Notes to Financial Statements.

Annual Report | April 30, 2021	53

Grandeur Peak Global Reach Fund	Portfolio of Investments

April 30, 2021

	Shares	Value (Note 2)
Sweden (continued)
Nordnet AB publ	34,622	$650,475
OEM International AB, Class B	19,724	941,285
Paradox Interactive AB	14,841	347,465
Sagax AB, Class A	47,309	1,262,982
Sagax AB B	24,922	659,441
Sdiptech AB(a)	15,789	708,734
SwedenCare AB	53,487	3,462,371
Vitec Software Group AB, Class B	19,425	918,985
		18,847,798

Switzerland (0.45%)
Partners Group Holding AG	1,187	1,689,680

Taiwan (2.74%)
ASPEED Technology, Inc.	5,000	377,690
Bioteque Corp.	284,000	1,270,898
Brighten Optix Corp.	102,000	894,641
FineTek Co., Ltd.	155,400	492,909
Fuzetec Technology Co., Ltd.	199,000	511,517
GEM Services, Inc./Tw	122,000	350,281
momo.com, Inc.	17,000	626,857
Pacific Hospital Supply Co., Ltd.	356,317	938,851
Poya International Co., Ltd.(a)	46,000	1,007,840
Sporton International, Inc.	249,859	2,294,377
Voltronic Power Technology Corp.	23,047	1,051,979
Wistron Information
Technology & Services Corp.	138,000	508,861
		10,326,701

Thailand (0.12%)
TOA Paint Thailand PCL	413,300	457,932

United Arab Emirates (0.16%)
Aramex PJSC	550,033	585,500

United States (27.61%)
4imprint Group PLC(a)	25,771	836,386
8x8, Inc.(a)	21,677	712,957
Align Technology, Inc.(a)	661	393,645
Apollo Global Management, Inc.	14,082	779,720
Array Technologies, Inc.(a)	70,193	1,976,635
Bank of Hawaii Corp.	16,705	1,518,317
Bank of NT Butterfield & Son, Ltd.	73,047	2,864,903
Barrett Business Services, Inc.	26,037	1,909,293
Blackline, Inc.(a)	12,841	1,490,326
Blackstone Group, Inc., Class A	29,433	2,604,526
Cactus, Inc., Class A	31,925	951,684
Cardiovascular Systems, Inc.(a)	16,655	671,530
Castle Biosciences, Inc.(a)	7,869	543,197

	Shares	Value (Note 2)
United States (continued)
Chewy, Inc.(a)	6,633	$528,783
Cross Creek Lucid LP/Partnership Interest(a)(e)	1,000,000	1,000,000
Digital Realty Trust, Inc.	4,875	752,261
EPAM Systems, Inc.(a)(d)	10,155	4,648,451
Equinix, Inc.	2,375	1,711,805
Esquire Financial Holdings, Inc.(a)	24,887	571,157
Etsy, Inc.(a)	6,265	1,245,419
Exact Sciences Corp.(a)	8,225	1,084,219
ExlService Holdings, Inc.(a)	15,550	1,436,509
Fastenal Co.	21,882	1,143,991
First Hawaiian, Inc.	43,436	1,192,753
First Republic Bank(d)	29,265	5,362,519
Five Below, Inc.(a)	2,945	592,740
Freshpet, Inc.(a)	3,361	621,180
Frontage Holdings Corp.(a)(b)(c)	2,551,000	1,737,284
FTI Consulting, Inc.(a)	8,680	1,205,218
Genpact, Ltd.	47,275	2,246,981
Glacier Bancorp, Inc.	25,201	1,485,599
Goosehead Insurance, Inc., Class A	10,174	1,118,530
Healthcare Services Group, Inc.	36,567	1,095,182
Heska Corp.(a)	11,160	2,038,374
Houlihan Lokey, Inc.	18,111	1,200,216
HubSpot, Inc.(a)	725	381,676
I3 Verticals, Inc., Class A(a)	22,900	760,738
IDEXX Laboratories, Inc.(a)	1,066	585,223
Insperity, Inc.	18,697	1,636,735
Intersect ENT, Inc.(a)	29,598	645,532
Joint Corp.(a)	15,602	865,599
Kinsale Capital Group, Inc.	3,619	629,742
LeMaitre Vascular, Inc.	24,525	1,286,827
LGI Homes, Inc.(a)	11,975	1,985,215
Littelfuse, Inc.	3,529	936,032
Lululemon Athletica, Inc.(a)	3,392	1,137,236
MaxCyte, Inc.(a)	120,600	1,512,309
Medallia, Inc.(a)	22,134	652,732
Medpace Holdings, Inc.(a)	7,942	1,347,599
Microchip Technology, Inc.	4,713	708,317
Mimecast, Ltd.(a)	24,363	1,057,841
Morningstar, Inc.	2,550	675,775
MSCI, Inc.	1,145	556,207
New Relic, Inc.(a)	21,925	1,409,777
NV5 Global, Inc.(a)	6,730	606,575
NVIDIA Corp.	975	585,371
Ollie's Bargain Outlet Holdings, Inc.(a)	14,321	1,321,399
PagerDuty, Inc.(a)	23,427	994,710
Paycom Software, Inc.(a)	1,867	717,693
Paylocity Holding Corp.(a)	8,950	1,729,498
PJT Partners, Inc., Class A	38,783	2,851,714
Poshmark, Inc.(a)	18,584	777,369
Power Integrations, Inc.	8,289	686,412
PPD, Inc.(a)	34,750	1,605,450

See Notes to Financial Statements.

54	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Reach Fund	Portfolio of Investments

April 30, 2021

	Shares	Value (Note 2)
United States (continued)
ProntoForms Corp.(a)	365,500	$350,885
Qualtrics International, Inc.(a)	10,725	400,579
Qualys, Inc.(a)(d)	17,580	1,781,909
Rapid7, Inc.(a)	25,364	2,060,825
Revolve Group, Inc.(a)	36,164	1,753,592
Rexford Industrial Realty, Inc.	20,400	1,133,220
Samsonite International SA(a)(b)(c)	1,208,700	2,243,823
ServiceNow, Inc.(a)	675	341,800
Shoals Technologies Group, Inc.(a)	11,406	365,790
Silicon Laboratories, Inc.(a)	4,725	665,989
Sumo Logic, Inc.(a)	37,292	726,821
SVB Financial Group(a)	3,326	1,901,907
Systemax, Inc.	41,420	1,769,462
Tabula Rasa HealthCare, Inc.(a)	16,873	802,480
Terreno Realty Corp.	21,825	1,408,149
TriMas Corp.(a)	18,175	578,692
Ulta Beauty, Inc.(a)	1,825	601,064
Unity Software, Inc.(a)	1,719	174,616
WW Grainger, Inc.	3,403	1,475,337
YETI Holdings, Inc.(a)	12,675	1,082,699
Zendesk, Inc.(a)	3,825	559,024
		104,098,256

Vietnam (1.48%)
FPT Corp.	146,000	512,314
Vietnam Dairy Products JSC	308,062	1,249,352
Vietnam Technological & Commercial Joint Stock Bank(a)	2,138,281	3,802,625
		5,564,291

TOTAL COMMON STOCKS
(Cost $217,817,922)		372,594,231

PREFERRED STOCKS (0.54%)
United States (0.54%)
Dataminr Inc - Private Placement(a)(e)	45,833	2,016,652

TOTAL PREFERRED STOCKS
(Cost $912,077)		2,016,652

TOTAL INVESTMENTS (99.37%)
(Cost $218,729,999)		$374,610,883

Other Assets In Excess Of Liabilities (0.63%)		2,381,808

NET ASSETS (100.00%)		$376,992,691

(a)	Non-Income Producing Security.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of April 30, 2021, these securities had a total aggregate market value of $28,757,941, representing 7.63% of net assets.

(c)	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of April 30, 2021, the aggregate market value of these securities was $31,870,522, representing 8.45% of net assets.

(d)	Security position either entirely or partially pledged as collateral for securities sold short. Aggretate fair value of $6,941,225. See also Note 2 to the financial statements for additional information.

(e)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as level 3 assets. See also Note 2 to the financial statements for additional information.

(f)	Less than 0.005%.

For Fund compliance purposes, the Fund's geographical classifications refer to any one or more of the country sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease. Geographical regions are shown as a percentage of net assets.

See Notes to Financial Statements.

Annual Report | April 30, 2021	55

Grandeur Peak Global Reach Fund	Portfolio of Investments

April 30, 2021

Sector Composition (April 30, 2021)
Technology	26.0%
Financials	19.8%
Consumer	18.7%
Industrials	17.8%
Health Care	14.4%
Energy & Materials	2.7%
Cash, Cash Equivalents, & Other Net Assets	0.6%
Total	100%

Industry Composition (April 30, 2021)
Capital Markets	10.9%
IT Services	10.3%
Software	9.6%
Professional Services	5.6%
Internet & Direct Marketing Retail	5.5%
Banks	5.5%
Semiconductors & Semiconductor Equipment	3.7%
Health Care Equipment & Supplies	3.5%
Pharmaceuticals	3.3%
Health Care Providers & Services	3.3%
Machinery	3.1%
Trading Companies & Distributors	3.0%
Life Sciences Tools & Services	2.7%
Specialty Retail	2.1%
Equity Real Estate Investment Trusts (REITs)	2.1%
Multiline Retail	1.9%
Food & Staples Retailing	1.9%
Textiles, Apparel & Luxury Goods	1.8%
Commercial Services & Supplies	1.7%
Oil, Gas & Consumable Fuels	1.6%
Electrical Equipment	1.3%
Household Durables	1.2%
Food Products	1.2%
Hotels, Restaurants & Leisure	1.1%
Biotechnology	1.1%
Other Industries (each less than 1%)	10.4%
Cash and Other Assets, Less Liabilities	0.6%
Total	100%

See Notes to Financial Statements.

56	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Stalwarts Fund	Portfolio of Investments

April 30, 2021

	Shares	Value (Note 2)
COMMON STOCKS (98.90%)
Argentina (0.72%)
Globant SA(a)	11,589	$2,655,967

Australia (0.99%)
Kogan.com, Ltd.	118,000	1,007,187
Netwealth Group, Ltd.	230,269	2,641,306
		3,648,493

Belgium (1.39%)
Melexis NV	28,011	3,051,080
Warehouses De Pauw CVA	58,669	2,068,090
		5,119,170

Brazil (1.30%)
Locaweb Servicos de Internet SA(b)(c)	283,000	1,521,267
Pagseguro Digital, Ltd., Class A(a)	15,484	708,238
Patria Investments, Ltd.(a)	103,316	1,430,927
Raia Drogasil SA	228,800	1,111,136
		4,771,568

Britain (13.47%)
Abcam PLC(a)	89,306	1,884,566
B&M European Value Retail SA	1,032,800	8,070,243
Dechra Pharmaceuticals PLC	174,040	9,695,996
Diploma PLC	47,364	1,876,009
Endava PLC, ADR(a)	81,573	7,385,620
Gamma Communications PLC	71,203	1,787,721
Impax Asset Management Group PLC	155,609	2,157,625
Intertek Group PLC	56,194	4,763,479
Sanne Group PLC	481,260	4,293,582
Softcat PLC	84,529	2,237,872
St. James’s Place PLC	284,819	5,355,426
		49,508,139

Canada (0.96%)
Gildan Activewear, Inc.(a)	47,399	1,645,073
Ritchie Bros Auctioneers, Inc.	29,425	1,871,430
		3,516,503

China (8.34%)
Baozun, Inc., Sponsored ADR(a)	44,306	1,537,861
CSPC Pharmaceutical Group, Ltd.	1,353,680	1,676,470
Hangzhou Robam Appliances Co., Ltd., Class A	212,600	1,260,521
Hangzhou Tigermed Consulting Co., Ltd., Class A	66,200	1,601,014
Li Ning Co., Ltd.	210,000	1,714,010
Silergy Corp.	140,000	14,660,079
	Shares	Value (Note 2)
China (continued)
Trip.com Group, Ltd., ADR(a)	40,725	$1,591,533
WuXi AppTec Co., Ltd., Class H(b)(c)	130,160	3,078,162
Wuxi Biologics Cayman, Inc.(a)(b)(c)	135,000	1,903,061
Yum China Holdings, Inc.	25,875	1,628,055
		30,650,766

France (1.88%)
Alten SA(a)	24,336	3,045,767
BioMerieux	8,193	974,370
Bureau Veritas SA(a)	73,887	2,209,228
Esker SA	2,427	676,947
		6,906,312

Germany (1.84%)
Dermapharm Holding SE	39,200	3,426,236
PATRIZIA AG	31,525	862,250
Puma SE(a)	12,248	1,291,697
QIAGEN NV(a)	24,865	1,196,752
		6,776,935

Hong Kong (1.13%)
Techtronic Industries Co., Ltd.	165,000	3,007,821
Vitasoy International Holdings, Ltd.	295,500	1,143,159
		4,150,980

India (6.64%)
Avenue Supermarts, Ltd.(a)(b)(c)	44,500	1,713,916
Bajaj Finance, Ltd.(a)	26,054	1,917,632
HCL Technologies, Ltd.	100,410	1,218,584
HDFC Asset Management Co., Ltd.(b)(c)	32,478	1,217,325
HDFC Bank, Ltd.(a)	88,069	1,679,164
IndiaMart InterMesh, Ltd.(a)(b)(c)	10,988	1,179,112
Marico, Ltd.	182,487	1,013,659
Metropolis Healthcare, Ltd.(b)(c)	96,966	3,135,285
Nippon Life India Asset Management, Ltd.(b)(c)	262,692	1,211,811
Titan Co., Ltd.	64,516	1,299,204
WNS Holdings, Ltd., ADR(a)	122,027	8,838,416
		24,424,108

Indonesia (0.32%)
Bank Tabungan Pensiunan Nasional Syariah	5,142,700	1,164,183

Ireland (0.92%)
Keywords Studios PLC(a)	90,907	3,397,290

See Notes to Financial Statements.

Annual Report | April 30, 2021	57

Grandeur Peak Global Stalwarts Fund	Portfolio of Investments

April 30, 2021

	Shares	Value (Note 2)
Israel (1.13%)
Wix.com, Ltd.(a)	13,075	$4,156,281

Italy (0.58%)
GVS SpA(a)(b)(c)	56,990	993,490
Interpump Group SpA	21,092	1,123,358
		2,116,848

Japan (6.63%)
BASE, Inc.(a)	80,000	1,334,431
BayCurrent Consulting, Inc.	11,300	3,086,330
Freee KK(a)	14,500	1,231,220
IR Japan Holdings, Ltd.	27,300	3,589,542
M&A Capital Partners Co., Ltd.(a)	58,900	2,727,002
M3, Inc.	18,800	1,303,391
MonotaRO Co., Ltd.	83,000	2,118,858
Nihon M&A Center, Inc.	129,800	3,401,475
Seria Co., Ltd.	71,100	2,579,481
Systena Corp.	127,800	2,629,904
Visional, Inc.(a)	6,500	371,717
		24,373,351

Netherlands (1.26%)
Aalberts NV	33,784	1,829,795
Shop Apotheke Europe NV(a)(b)(c)	13,640	2,815,668
		4,645,463

Philippines (0.29%)
Wilcon Depot, Inc.	2,924,400	1,068,939

Poland (0.91%)
Dino Polska SA(a)(b)(c)	51,253	3,327,485

Singapore (0.29%)
Riverstone Holdings, Ltd./Singapore	961,700	1,047,879

South Korea (0.37%)
LEENO Industrial, Inc.	9,328	1,366,893

Sweden (2.57%)
AddTech AB, Class B	74,900	1,309,448
EQT AB	117,800	3,983,928
Nibe Industrier AB, Class B	32,708	1,196,962
Sagax AB B	77,431	2,048,838
Sweco AB, Class B	51,306	915,145
		9,454,321

Switzerland (0.72%)
Partners Group Holding AG	1,869	2,660,498

Taiwan (1.70%)
ASPEED Technology, Inc.	20,000	1,510,758
momo.com, Inc.	69,000	2,544,303
	Shares	Value (Note 2)
Taiwan (continued)
Voltronic Power Technology Corp.	47,875	$2,185,251
		6,240,312

United States (41.72%)
Align Technology, Inc.(a)	2,925	1,741,925
Apollo Global Management, Inc.	39,138	2,167,071
Array Technologies, Inc.(a)	57,333	1,614,497
Ashtead Group PLC	28,084	1,803,901
Bank of Hawaii Corp.	28,620	2,601,272
Bank of NT Butterfield & Son, Ltd.	93,631	3,672,208
Blackline, Inc.(a)	23,544	2,732,517
Blackstone Group, Inc., Class A	31,000	2,743,190
Cardiovascular Systems, Inc.(a)	34,092	1,374,589
Castle Biosciences, Inc.(a)	21,110	1,457,223
CDW Corp.	5,466	974,752
Chewy, Inc.(a)	17,285	1,377,960
Cross Creek Lucid LP/Partnership Interest(a)(d)	1,300,000	1,300,000
Elastic NV(a)	9,131	1,101,381
EPAM Systems, Inc.(a)	22,313	10,213,776
Equinix, Inc.	2,500	1,801,900
Etsy, Inc.(a)	12,450	2,474,935
Exact Sciences Corp.(a)	12,883	1,698,237
ExlService Holdings, Inc.(a)	15,558	1,437,248
Fastenal Co.	87,100	4,553,588
First Hawaiian, Inc.	64,768	1,778,529
First Republic Bank	65,650	12,029,706
Five Below, Inc.(a)	14,877	2,994,294
Freshpet, Inc.(a)	6,350	1,173,607
Genpact, Ltd.	80,702	3,835,766
Glacier Bancorp, Inc.	34,350	2,024,932
Goosehead Insurance, Inc., Class A	23,775	2,613,823
Heska Corp.(a)	17,073	3,118,383
Houlihan Lokey, Inc.	24,325	1,612,018
HubSpot, Inc.(a)	3,042	1,601,461
IDEXX Laboratories, Inc.(a)	3,050	1,674,419
Kinsale Capital Group, Inc.	10,176	1,770,726
LGI Homes, Inc.(a)	23,397	3,878,755
Littelfuse, Inc.	13,228	3,508,595
Lululemon Athletica, Inc.(a)	11,337	3,800,956
Medallia, Inc.(a)	46,425	1,369,073
Medpace Holdings, Inc.(a)	16,425	2,786,994
Microchip Technology, Inc.	14,775	2,220,535
Monolithic Power Systems, Inc.	5,800	2,096,004
MSCI, Inc.	3,100	1,505,887
Ollie’s Bargain Outlet Holdings, Inc.(a)	22,677	2,092,407
PagerDuty, Inc.(a)	23,900	1,014,794
Paycom Software, Inc.(a)	7,666	2,946,887

See Notes to Financial Statements.

58	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Stalwarts Fund	Portfolio of Investments

April 30, 2021

	Shares	Value (Note 2)
United States (continued)
Paylocity Holding Corp.(a)	9,650	$1,864,766
PJT Partners, Inc., Class A	55,075	4,049,665
Pool Corp.	8,925	3,770,991
Poshmark, Inc.(a)	42,497	1,777,650
Power Integrations, Inc.	40,825	3,380,718
PPD, Inc.(a)	46,350	2,141,370
Qualtrics International, Inc.(a)	87,150	3,255,053
Qualys, Inc.(a)	25,934	2,628,670
Rapid7, Inc.(a)	30,850	2,506,563
Shoals Technologies Group, Inc.(a)	35,441	1,136,593
Silicon Laboratories, Inc.(a)	10,643	1,500,131
SVB Financial Group(a)	5,514	3,153,071
Systemax, Inc.	57,200	2,443,584
Terreno Realty Corp.	31,951	2,061,479
Ulta Beauty, Inc.(a)	4,612	1,518,962
WW Grainger, Inc.	1,975	856,241
YETI Holdings, Inc.(a)	20,375	1,740,433
Zendesk, Inc.(a)	8,721	1,274,574
		153,351,235

Vietnam (0.83%)
Vietnam Dairy Products JSC	274,144	1,111,796
Vietnam Technological & Commercial Joint Stock Bank(a)	1,089,305	1,937,172
		3,048,968

TOTAL COMMON STOCKS
(Cost $228,461,898)		363,548,887

PREFERRED STOCKS (0.29%)
United States (0.29%)
Dataminr Inc - Private Placement(a)(d)	24,262	1,067,528

TOTAL PREFERRED STOCKS
(Cost $482,814)		1,067,528

TOTAL INVESTMENTS (99.19%)
(Cost $228,944,712)		$364,616,415

Other Assets In Excess Of Liabilities (0.81%)		2,984,780

NET ASSETS (100.00%)		$367,601,195

(a)	Non-Income Producing Security.
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of April 30, 2021, these securities had a total aggregate market value of $22,096,582, representing 6.01% of net assets.
(c)	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of April 30, 2021, the aggregate market value of these securities was $22,096,582, representing 6.01% of net assets.
(d)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as level 3 assets. See also Note 2 to the financial statements for additional information.

For Fund compliance purposes, the Fund’s geographical classifications refer to any one or more of the country sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease. Geographical regions are shown as a percentage of net assets.

Sector Composition (April 30, 2021)
Technology	31.4%
Financials	23.4%
Consumer	18.3%
Health Care	13.2%
Industrials	12.9%
Cash, Cash Equivalents, & Other Net Assets	0.8%
Total	100%

See Notes to Financial Statements.

Annual Report | April 30, 2021	59

Grandeur Peak Global Stalwarts Fund	Portfolio of Investments

April 30, 2021

Industry Composition (April 30, 2021)
IT Services	14.1%
Capital Markets	11.2%
Banks	8.2%
Semiconductors & Semiconductor Equipment	8.1%
Software	7.7%
Professional Services	4.6%
Trading Companies & Distributors	4.4%
Internet & Direct Marketing Retail	4.1%
Pharmaceuticals	4.0%
Multiline Retail	3.5%
Life Sciences Tools & Services	3.5%
Health Care Equipment & Supplies	3.0%
Textiles, Apparel & Luxury Goods	2.7%
Food & Staples Retailing	1.7%
Machinery	1.6%
Equity Real Estate Investment Trusts (REITs)	1.6%
Specialty Retail	1.5%
Household Durables	1.4%
Electrical Equipment	1.4%
Health Care Providers & Services	1.3%
Electronic Equipment, Instruments & Components	1.2%
Insurance	1.2%
Distributors	1.0%
Other Industries (each less than 1%)	6.2%
Cash and Other Assets, Less Liabilities	0.8%
Total	100%

See Notes to Financial Statements.

60	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak International Opportunities Fund	Portfolio of Investments

April 30, 2021

	Shares	Value (Note 2)
COMMON STOCKS (97.05%)
Argentina (0.48%)
Globant SA(a)	20,248	$4,640,437

Australia (2.13%)
Fiducian Group, Ltd.	215,640	1,121,300
HUB24, Ltd.	225,392	4,389,389
Kogan.com, Ltd.	662,167	5,651,917
National Storage REIT	1,942,036	3,007,058
Netwealth Group, Ltd.	199,554	2,288,989
People Infrastructure, Ltd.	1,232,348	4,281,524
		20,740,177

Bangladesh (0.40%)
Square Pharmaceuticals, Ltd.	1,579,730	3,946,763

Belgium (1.00%)
Melexis NV	49,162	5,354,938
Warehouses De Pauw CVA	123,834	4,365,165
		9,720,103

Brazil (2.44%)
Fleury SA	826,000	3,897,309
Locaweb Servicos de Internet SA(b)(c)	1,450,900	7,799,317
Neogrid Participacoes SA	3,003,700	4,014,481
Pagseguro Digital, Ltd., Class A(a)	138,675	6,342,995
Patria Investments, Ltd.(a)	123,851	1,715,336
		23,769,438

Britain (19.12%)
Ascential PLC(a)	1,004,600	4,839,239
B&M European Value Retail SA	1,885,409	14,732,484
boohoo Group PLC(a)	1,363,518	6,404,348
Bytes Technology Group PLC(a)	408,894	2,783,974
Clinigen Group PLC	442,273	5,213,164
CVS Group PLC(a)	679,400	20,923,670
Dechra Pharmaceuticals PLC	385,704	21,488,074
Diploma PLC	145,579	5,766,142
Endava PLC, ADR(a)	166,514	15,076,178
Foresight Group Holdings, Ltd.(a)	1,109,119	6,494,586
Gamma Communications PLC	254,024	6,377,876
GlobalData PLC	54,264	1,172,826
Impax Asset Management Group PLC	791,576	10,975,739
JTC PLC(b)(c)	663,047	6,162,640
K3 Capital Group PLC	810,360	3,648,405
On the Beach Group PLC(a)(b)(c)	1,454,633	8,336,984
Pensionbee Group PLC(a)	1,259,004	3,129,731
Sabre Insurance Group PLC(b)(c)	880,201	3,166,628
Sanne Group PLC	764,228	6,818,093
	Shares	Value (Note 2)
Britain (continued)
Softcat PLC	309,584	$8,196,115
St. James’s Place PLC	283,296	5,326,790
Team17 Group PLC(a)	446,526	4,779,208
Tristel PLC	34,951	289,613
Ultra Electronics Holdings PLC	264,257	7,379,299
Volution Group PLC	1,144,000	6,580,342
		186,062,148

Canada (2.06%)
Gildan Activewear, Inc.(a)	197,000	6,837,261
Pivotree, Inc.(a)	218,800	1,399,152
Richelieu Hardware, Ltd.	159,350	5,566,846
Ritchie Bros Auctioneers, Inc.	31,900	2,028,840
StorageVault Canada, Inc.	1,061,900	3,801,294
WeCommerce Holdings, Ltd.(a)	32,006	418,449
		20,051,842

China (7.01%)
Baozun, Inc.(a)	603,400	7,061,126
CSPC Pharmaceutical Group, Ltd.	3,479,680	4,309,423
Hangzhou Robam Appliances Co., Ltd., Class A	1,227,900	7,280,310
Man Wah Holdings, Ltd.	2,318,400	4,876,915
O2Micro International, Ltd., ADR(a)	167,266	1,139,082
Silergy Corp.	197,199	20,649,664
Suofeiya Home Collection Co., Ltd., Class A(a)	2,133,600	9,600,623
TK Group Holdings, Ltd.	7,310,000	3,199,640
Trip.com Group, Ltd., ADR(a)	130,768	5,110,413
WuXi AppTec Co., Ltd., Class H(b)(c)	210,680	4,982,384
		68,209,580

Colombia (0.53%)
Parex Resources, Inc.(a)	273,275	5,146,903

Finland (1.10%)
Musti Group Oyj	283,265	10,686,675

France (5.06%)
Alten SA(a)	47,500	5,944,852
Bureau Veritas SA(a)	196,483	5,874,860
Esker SA	52,205	14,561,189
Neurones	77,697	2,559,479
Thermador Groupe	83,436	8,546,530
Virbac SA(a)	36,192	11,748,248
		49,235,158

Georgia (0.48%)
Bank of Georgia Group PLC(a)	65,283	921,422
Georgia Capital PLC(a)	163,711	1,272,898

See Notes to Financial Statements.

Annual Report | April 30, 2021	61

Grandeur Peak International Opportunities Fund	Portfolio of Investments

April 30, 2021

	Shares	Value (Note 2)
Georgia (continued)
TBC Bank Group PLC(a)	183,446	$2,467,599
		4,661,919

Germany (8.19%)
Atoss Software AG	16,900	3,766,979
CANCOM SE	71,700	4,427,320
Dermapharm Holding SE	126,476	11,054,505
Deutsche Industrie REIT AG	69,886	1,403,148
Exasol AG(a)	241,012	6,994,758
Fashionette AG(a)	132,020	5,333,051
Friedrich Vorwerk Group SE(a)	82,614	5,085,344
Grand City Properties SA	176,652	4,748,835
Home24 SE(a)	164,628	3,857,557
Nagarro SE(a)	48,040	5,267,379
Nexus AG	63,706	4,403,976
Norma Group SE	108,390	6,046,498
PATRIZIA AG	300,526	8,219,780
PharmaSGP Holding SE(a)	124,900	2,477,668
QIAGEN NV(a)	137,256	6,606,131
		79,692,929

Greece (0.11%)
Sarantis SA	100,600	1,078,846

Hong Kong (0.34%)
Jacobson Pharma Corp., Ltd.(c)	2,109,100	211,786
Vitasoy International Holdings, Ltd.	804,338	3,111,629
		3,323,415

India (6.26%)
Castrol India, Ltd.	3,506,788	5,953,338
Computer Age Management Services, Ltd.	201,157	6,309,197
EPL, Ltd.	1,115,229	3,382,311
Gulf Oil Lubricants India, Ltd.	203,478	1,942,686
IndiaMart InterMesh, Ltd.(a)(b)(c)	58,144	6,239,378
L&T Technology Services, Ltd.(b)(c)	90,564	3,336,462
Metropolis Healthcare, Ltd.(b)(c)	367,832	11,893,429
Nippon Life India Asset Management, Ltd.(b)(c)	695,602	3,208,845
Time Technoplast, Ltd.	2,560,734	2,606,627
WNS Holdings, Ltd., ADR(a)	222,000	16,079,460
		60,951,733

Indonesia (1.33%)
Arwana Citramulia Tbk PT	63,783,500	3,267,552
Bank Tabungan Pensiunan Nasional Syariah	11,709,500	2,650,749
Selamat Sempurna Tbk PT	48,677,500	4,431,354
	Shares	Value (Note 2)
Indonesia (continued)
Ultrajaya Milk Industry & Trading Co. Tbk PT	22,958,000	$2,558,836
		12,908,491

Ireland (2.87%)
Irish Residential Properties REIT PLC	4,766,689	9,318,245
Keywords Studios PLC(a)	198,679	7,424,842
Uniphar PLC	3,144,449	11,152,271
		27,895,358

Israel (0.87%)
Wix.com, Ltd.(a)	26,683	8,481,992

Italy (1.72%)
DiaSorin SpA	15,943	2,707,418
GVS SpA(a)(b)(c)	157,776	2,750,462
Interpump Group SpA	138,091	7,354,715
Piovan SpA(b)(c)	437,003	3,898,388
		16,710,983

Japan (12.17%)
AIT Corp.	392,300	3,783,367
Appier Group, Inc.(a)	31,900	557,790
BayCurrent Consulting, Inc.	33,400	9,122,427
Charm Care Corp.	412,400	4,603,605
Create SD Holdings Co., Ltd.	133,700	4,055,408
eGuarantee, Inc.	177,000	3,414,000
Funai Soken Holdings, Inc.	118,700	2,104,864
Japan Lifeline Co., Ltd.	533,500	7,517,522
Kinjiro Co., Ltd.	119,300	2,997,509
M&A Capital Partners Co., Ltd.(a)	156,300	7,236,508
MonotaRO Co., Ltd.	129,400	3,303,376
Naigai Trans Line, Ltd.	111,800	1,761,548
Nihon M&A Center, Inc.	180,200	4,722,233
Open Door, Inc.(a)	319,800	5,864,024
Seria Co., Ltd.	286,500	10,394,112
SMS Co., Ltd.	83,100	2,268,921
Strike Co., Ltd.	145,600	6,108,299
Synchro Food Co., Ltd.(a)	644,400	2,199,297
System Information Co., Ltd.	410,500	3,767,330
Systena Corp.	205,600	4,230,894
Syuppin Co., Ltd.	316,400	3,372,733
Trancom Co., Ltd.	88,990	6,904,888
Tsuruha Holdings, Inc.	37,200	4,295,581
User Local, Inc.(a)	92,500	3,906,007
Visional, Inc.(a)	17,200	983,622
YAKUODO Holdings Co., Ltd.	250,200	5,402,800
Yumshin Group Co.	269,325	3,511,649
		118,390,314

Malaysia (0.10%)
Scicom MSC Bhd	3,549,500	1,022,461

See Notes to Financial Statements.

62	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak International Opportunities Fund	Portfolio of Investments

April 30, 2021

	Shares	Value (Note 2)
Netherlands (1.76%)
Aalberts NV	222,217	$12,035,630
Shop Apotheke Europe NV(a)(b)(c)	24,607	5,079,555
		17,115,185

New Zealand (0.00%)(d)
CBL Corp., Ltd.(a)(e)	1,542,256	1

Norway (1.24%)
24sevenoffice Scandinavia AB(a)	204,934	852,121
Medistim ASA	85,511	2,794,208
Nordic Semiconductor ASA(a)	227,120	5,620,702
Self Storage Group ASA(a)	1,016,072	2,844,123
		12,111,154

Philippines (0.94%)
Puregold Price Club, Inc.	9,057,000	7,016,119
Wilcon Depot, Inc.	5,738,600	2,097,598
		9,113,717

Poland (0.99%)
Dino Polska SA(a)(b)(c)	105,634	6,858,048
LiveChat Software SA	85,000	2,801,804
		9,659,852

Singapore (0.77%)
Riverstone Holdings, Ltd./Singapore	6,884,800	7,501,755

South Africa (0.51%)
Italtile, Ltd.	4,209,423	4,951,750

South Korea (2.13%)
Hyundai Ezwel Co., Ltd.	317,661	2,821,496
LEENO Industrial, Inc.	23,508	3,444,783
Settle Bank, Inc./Korea	99,000	2,981,525
Suprema, Inc.(a)	91,500	2,196,296
Tokai Carbon Korea Co., Ltd.	52,555	9,255,652
		20,699,752

Sweden (3.87%)
AddTech AB, Class B	195,436	3,416,733
Beijer Alma AB	282,509	6,360,628
Cint Group AB(a)	267,830	2,720,837
KNOW IT AB(a)	194,292	7,195,107
Lyko Group AB(a)(c)	79,553	2,969,535
Nibe Industrier AB, Class B	37,457	1,370,753
OEM International AB, Class B	49,078	2,342,141
Sagax AB B	159,528	4,221,140
Sdiptech AB(a)	66,230	2,972,920
SwedenCare AB	63,289	4,096,884
		37,666,678
	Shares	Value (Note 2)
Taiwan (2.54%)
ASPEED Technology, Inc.	49,000	$3,701,357
Bioteque Corp.	932,000	4,170,694
Sporton International, Inc.	1,034,003	9,494,926
Voltronic Power Technology Corp.	85,650	3,909,489
Wistron Information Technology & Services Corp.	923,000	3,403,465
		24,679,931

United States (5.33%)
Bank of NT Butterfield & Son, Ltd.	251,443	9,861,594
EPAM Systems, Inc.(a)	44,738	20,478,820
Frontage Holdings Corp.(a)(b)(c)	11,226,900	7,645,753
Genpact, Ltd.	202,618	9,630,434
Lululemon Athletica, Inc.(a)	12,717	4,263,629
		51,880,230

Vietnam (1.20%)
Vietnam Dairy Products JSC	1,224,917	4,967,675
Vietnam Technological & Commercial Joint Stock Bank(a)	3,772,473	6,708,800
		11,676,475

TOTAL COMMON STOCKS
(Cost $564,955,589)		944,384,145

TOTAL INVESTMENTS (97.05%)
(Cost $564,955,589)		$944,384,145

Other Assets In Excess Of Liabilities (2.95%)		28,716,399

NET ASSETS (100.00%)		$973,100,544

(a)	Non-Income Producing Security.
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of April 30, 2021, these securities had a total aggregate market value of $81,358,273, representing 8.36% of net assets.
(c)	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of April 30, 2021, the aggregate market value of these securities was $84,539,594, representing 8.69% of net assets.
(d)	Less than 0.005%.

See Notes to Financial Statements.

Annual Report | April 30, 2021	63

Grandeur Peak International Opportunities Fund	Portfolio of Investments

April 30, 2021

(e)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as level 3 assets. See also Note 2 to the financial statements for additional information.

For Fund compliance purposes, the Fund’s geographical classifications refer to any one or more of the country sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease. Geographical regions are shown as a percentage of net assets.

Sector Composition (April 30, 2021)
Technology	28.0%
Consumer	18.4%
Industrials	17.6%
Health Care	17.4%
Financials	13.6%
Energy & Materials	2.0%
Cash, Cash Equivalents, & Other Net Assets	3.0%
Total	100%

Industry Composition (April 30, 2021)
IT Services	15.3%
Capital Markets	6.8%
Pharmaceuticals	6.1%
Software	5.6%
Health Care Providers & Services	5.4%
Professional Services	5.1%
Semiconductors & Semiconductor Equipment	5.1%
Internet & Direct Marketing Retail	4.9%
Machinery	4.0%
Trading Companies & Distributors	3.6%
Health Care Equipment & Supplies	2.8%
Food & Staples Retailing	2.8%
Multiline Retail	2.6%
Life Sciences Tools & Services	2.5%
Banks	2.3%
Household Durables	2.2%
Real Estate Management & Development	2.2%
Specialty Retail	2.1%
Equity Real Estate Investment Trusts (REITs)	1.9%
Building Products	1.2%
Textiles, Apparel & Luxury Goods	1.1%
Food Products	1.1%
Oil, Gas & Consumable Fuels	1.1%
Other Industries (each less than 1%)	9.2%
Cash and Other Assets, Less Liabilities	3.0%
Total	100%

See Notes to Financial Statements.

64	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak International Stalwarts Fund	Portfolio of Investments

April 30, 2021

	Shares	Value (Note 2)
COMMON STOCKS (98.91%)
Argentina (1.35%)
Globant SA(a)	119,750	$27,444,305

Australia (1.36%)
Kogan.com, Ltd.	925,063	7,895,862
Netwealth Group, Ltd.	1,728,376	19,825,376
		27,721,238

Belgium (2.10%)
Melexis NV	234,117	25,501,040
Warehouses De Pauw CVA	490,387	17,286,205
		42,787,245

Brazil (1.77%)
Locaweb Servicos de Internet SA(b)(c)	2,218,200	11,923,940
Pagseguro Digital, Ltd., Class A(a)	138,269	6,324,424
Patria Investments, Ltd.(a)	716,051	9,917,307
Raia Drogasil SA	1,602,400	7,781,834
		35,947,505

Britain (20.23%)
Abcam PLC(a)	970,235	20,474,238
B&M European Value Retail SA	8,781,200	68,615,821
boohoo Group PLC(a)	1,134,403	5,328,211
Dechra Pharmaceuticals PLC	1,373,600	76,525,051
Diploma PLC	393,793	15,597,485
Endava PLC, ADR(a)	542,349	49,104,278
Gamma Communications PLC	560,056	14,061,537
Impax Asset Management Group PLC	1,081,358	14,993,764
Intertek Group PLC	447,375	37,923,293
Sanne Group PLC	3,863,124	34,465,027
Softcat PLC	1,211,594	32,076,478
St. James’s Place PLC	2,247,048	42,251,044
		411,416,227

Canada (1.92%)
Gildan Activewear, Inc.(a)	581,584	20,184,984
Ritchie Bros Auctioneers, Inc.	298,224	18,967,047
		39,152,031

China (11.76%)
Baozun, Inc., Sponsored ADR(a)	302,943	10,515,152
CSPC Pharmaceutical Group, Ltd.	9,470,600	11,728,901
Hangzhou Robam Appliances Co., Ltd., Class A	1,450,000	8,597,157
Hangzhou Tigermed Consulting Co., Ltd., Class A	477,750	11,554,145
Li Ning Co., Ltd.	1,627,000	13,279,495
	Shares	Value (Note 2)
China (continued)
Silergy Corp.	1,048,200	$109,762,109
Trip.com Group, Ltd., ADR(a)	316,025	12,350,257
WuXi AppTec Co., Ltd., Class H(b)(c)	1,163,260	27,510,008
Wuxi Biologics Cayman, Inc.(a)(b)(c)	970,000	13,673,844
Yum China Holdings, Inc.	319,464	20,100,675
		239,071,743

France (3.17%)
Alten SA(a)	237,264	29,694,726
BioMerieux	75,050	8,925,480
Bureau Veritas SA(a)	659,012	19,704,520
Esker SA	21,721	6,058,492
		64,383,218

Germany (3.40%)
Dermapharm Holding SE	296,564	25,920,871
MYT Netherlands Parent BV, ADR(a)	10,000	299,700
PATRIZIA AG	705,980	19,309,479
Puma SE(a)	123,122	12,984,673
QIAGEN NV(a)	221,281	10,650,254
		69,164,977

Hong Kong (1.80%)
Techtronic Industries Co., Ltd.	1,400,500	25,530,018
Vitasoy International Holdings, Ltd.	2,861,700	11,070,656
		36,600,674

India (9.16%)
Avenue Supermarts, Ltd.(a)(b)(c)	324,500	12,498,107
Bajaj Finance, Ltd.(a)	227,376	16,735,377
HCL Technologies, Ltd.	779,861	9,464,458
HDFC Asset Management Co., Ltd.(b)(c)	252,479	9,463,297
HDFC Bank, Ltd.(a)	789,291	15,048,981
IndiaMart InterMesh, Ltd.(a)(b)(c)	88,101	9,454,035
Marico, Ltd.	1,372,658	7,624,694
Metropolis Healthcare, Ltd.(b)(c)	703,405	22,743,800
Nippon Life India Asset Management, Ltd.(b)(c)	1,615,720	7,453,394
Titan Co., Ltd.	432,255	8,704,623
WNS Holdings, Ltd., ADR(a)	926,920	67,136,816
		186,327,582

Indonesia (0.39%)
Bank Tabungan Pensiunan Nasional Syariah	34,880,500	7,896,105

See Notes to Financial Statements.

Annual Report | April 30, 2021	65

Grandeur Peak International Stalwarts Fund	Portfolio of Investments

April 30, 2021

	Shares	Value (Note 2)
Ireland (1.25%)
Keywords Studios PLC(a)	681,240	$25,458,651

Israel (1.76%)
Wix.com, Ltd.(a)	112,429	35,738,930

Italy (1.00%)
GVS SpA(a)(b)(c)	455,497	7,940,544
Interpump Group SpA	231,829	12,347,193
		20,287,737

Japan (9.99%)
BASE, Inc.(a)	581,500	9,699,648
BayCurrent Consulting, Inc.	88,300	24,117,074
Freee KK(a)	98,500	8,363,803
IR Japan Holdings, Ltd.	194,900	25,626,434
M&A Capital Partners Co., Ltd.(a)	464,000	21,482,661
M3, Inc.	147,400	10,219,140
MonotaRO Co., Ltd.	912,600	23,297,228
Nihon M&A Center, Inc.	1,041,400	27,290,416
Seria Co., Ltd.	661,800	24,009,854
Systena Corp.	1,314,800	27,056,320
Visional, Inc.(a)	35,800	2,047,305
		203,209,883

Netherlands (2.25%)
Aalberts NV	446,158	24,164,635
Shop Apotheke Europe NV(a)(b)(c)	104,839	21,641,627
		45,806,262

Norway (0.85%)
Nordic Semiconductor ASA(a)	696,792	17,244,012

Philippines (0.41%)
Wilcon Depot, Inc.	23,051,800	8,425,995

Poland (1.76%)
Allegro.eu SA(a)(b)(c)	459,868	7,050,452
Dino Polska SA(a)(b)(c)	442,472	28,726,493
		35,776,945

Singapore (0.47%)
Riverstone Holdings, Ltd./Singapore	8,786,000	9,573,323

South Korea (0.92%)
Douzone Bizon Co., Ltd.	104,500	7,919,585
LEENO Industrial, Inc.	73,428	10,759,890
		18,679,475

Sweden (4.16%)
AddTech AB, Class B	697,100	12,187,135
EQT AB	1,137,900	38,483,119
	Shares	Value (Note 2)
Sweden (continued)
Nibe Industrier AB, Class B	261,597	$9,573,241
Sagax AB B	610,304	16,148,756
Sweco AB, Class B	459,000	8,187,182
		84,579,433

Switzerland (1.45%)
Partners Group Holding AG	20,734	29,514,591

Taiwan (2.80%)
ASPEED Technology, Inc.	171,000	12,916,980
momo.com, Inc.	531,000	19,580,067
Voltronic Power Technology Corp.	535,190	24,428,713
		56,925,760

United States (10.36%)
Ashtead Group PLC	232,501	14,934,085
Bank of NT Butterfield & Son, Ltd.	801,853	31,448,675
EPAM Systems, Inc.(a)	181,839	83,236,802
Genpact, Ltd.	674,850	32,075,621
Lululemon Athletica, Inc.(a)	98,189	32,919,826
Monolithic Power Systems, Inc.	44,275	16,000,099
		210,615,108

Vietnam (1.07%)
Vietnam Dairy Products JSC	2,034,652	8,251,571
Vietnam Technological & Commercial Joint Stock Bank(a)	7,584,926	13,488,699
		21,740,270

TOTAL COMMON STOCKS
(Cost $1,306,984,334)		2,011,489,225

TOTAL INVESTMENTS (98.91%)
(Cost $1,306,984,334)		$2,011,489,225

Other Assets In Excess Of Liabilities (1.09%)		22,241,607

NET ASSETS (100.00%)		$2,033,730,832

(a)	Non-Income Producing Security.
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of April 30, 2021, these securities had a total aggregate market value of $180,079,541, representing 8.85% of net assets.

See Notes to Financial Statements.

66	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak International Stalwarts Fund	Portfolio of Investments

April 30, 2021

(c)	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of April 30, 2021, the aggregate market value of these securities was $180,079,541, representing 8.85% of net assets.

For Fund compliance purposes, the Fund’s geographical classifications refer to any one or more of the country sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease. Geographical regions are shown as a percentage of net assets.

Sector Composition (April 30, 2021)
Technology	33.3%
Consumer	18.4%
Financials	18.1%
Industrials	16.5%
Health Care	12.6%
Cash, Cash Equivalents, & Other Net Assets	1.1%
Total	100%

Industry Composition (April 30, 2021)
IT Services	20.6%
Capital Markets	11.2%
Semiconductors & Semiconductor Equipment	9.5%
Professional Services	6.6%
Pharmaceuticals	5.6%
Multiline Retail	4.6%
Textiles, Apparel & Luxury Goods	4.3%
Internet & Direct Marketing Retail	4.2%
Trading Companies & Distributors	3.7%
Banks	3.3%
Life Sciences Tools & Services	3.1%
Machinery	3.1%
Software	2.5%
Food & Staples Retailing	2.4%
Real Estate Management & Development	1.8%
Health Care Equipment & Supplies	1.3%
Electrical Equipment	1.2%
Health Care Providers & Services	1.1%
Biotechnology	1.0%
Other Industries (each less than 1%)	7.8%
Cash and Other Assets, Less Liabilities	1.1%
Total	100%

See Notes to Financial Statements.

Annual Report | April 30, 2021	67

Grandeur Peak US Stalwarts Fund	Portfolio of Investments

April 30, 2021

	Shares	Value (Note 2)
COMMON STOCKS (98.75%)
Argentina (1.46%)
Globant SA(a)	8,050	$1,844,899

Britain (2.65%)
Endava PLC, ADR(a)	36,875	3,338,662

Canada (1.19%)
Gildan Activewear, Inc.(a)	15,944	553,367
Ritchie Bros Auctioneers, Inc.	14,800	941,280
		1,494,647

Germany (0.64%)
QIAGEN NV(a)	16,658	801,750

Hong Kong (0.92%)
Techtronic Industries Co., Ltd.	64,000	1,166,670

India (2.09%)
WNS Holdings, Ltd., ADR(a)	36,350	2,632,831

Israel (2.13%)
Wix.com, Ltd.(a)	8,437	2,681,954

United States (87.67%)
4imprint Group PLC(a)	16,600	538,745
Align Technology, Inc.(a)	2,675	1,593,043
Apollo Global Management, Inc.	25,719	1,424,061
Array Technologies, Inc.(a)	45,703	1,286,996
Ashtead Group PLC	8,425	541,158
Bank of Hawaii Corp.	17,491	1,589,757
Bank of NT Butterfield & Son, Ltd.	57,436	2,252,640
Blackline, Inc.(a)	17,975	2,086,179
Blackstone Group, Inc., Class A	22,725	2,010,935
Cardiovascular Systems, Inc.(a)	25,838	1,041,788
Castle Biosciences, Inc.(a)	14,110	974,013
CDW Corp.	3,025	539,448
Chewy, Inc.(a)	15,550	1,239,646
Cross Creek Lucid LP/Partnership Interest(a)(b)	700,000	700,000
Dexcom, Inc.(a)	1,525	588,803
Elastic NV(a)	5,008	604,065
EPAM Systems, Inc.(a)	9,400	4,302,849
Equinix, Inc.	3,025	2,180,299
Etsy, Inc.(a)	9,175	1,823,898
Exact Sciences Corp.(a)	14,675	1,934,459
ExlService Holdings, Inc.(a)	15,275	1,411,105
Fastenal Co.	42,025	2,197,066
First Hawaiian, Inc.	34,934	959,288
First Republic Bank	26,650	4,883,346
Five Below, Inc.(a)	6,325	1,273,033
Freshpet, Inc.(a)	3,750	693,075
	Shares	Value (Note 2)
United States (continued)
Frontage Holdings Corp.(a)(c)(d)	1,904,000	$1,296,664
Genpact, Ltd.	53,100	2,523,843
Glacier Bancorp, Inc.	15,950	940,253
Goosehead Insurance, Inc., Class A	20,825	2,289,500
Hamilton Lane, Inc., Class A	10,500	949,725
Heska Corp.(a)	18,750	3,424,687
Houlihan Lokey, Inc.	23,875	1,582,196
HubSpot, Inc.(a)	1,586	834,950
IDEXX Laboratories, Inc.(a)	1,360	746,626
Joint Corp.(a)	20,283	1,125,301
Kinsale Capital Group, Inc.	10,988	1,912,022
LeMaitre Vascular, Inc.	34,150	1,791,850
LGI Homes, Inc.(a)	14,225	2,358,221
Littelfuse, Inc.	6,792	1,801,510
Lululemon Athletica, Inc.(a)	6,203	2,079,680
Medallia, Inc.(a)	20,000	589,800
Medpace Holdings, Inc.(a)	9,800	1,662,864
Microchip Technology, Inc.	5,200	781,508
Mimecast, Ltd.(a)	6,775	294,171
Monolithic Power Systems, Inc.	3,950	1,427,451
Morningstar, Inc.	1,450	384,265
MSCI, Inc.	1,650	801,521
NV5 Global, Inc.(a)	6,101	549,883
Old Dominion Freight Line, Inc.	1,750	451,168
Ollie's Bargain Outlet Holdings, Inc.(a)	16,672	1,538,325
PagerDuty, Inc.(a)	15,595	662,164
Paycom Software, Inc.(a)	6,991	2,687,409
Paylocity Holding Corp.(a)	7,825	1,512,103
PJT Partners, Inc., Class A	43,300	3,183,849
Pool Corp.	7,650	3,232,278
Poshmark, Inc.(a)	31,924	1,335,381
Power Integrations, Inc.	23,025	1,906,701
PPD, Inc.(a)	39,750	1,836,449
Qualtrics International, Inc.(a)	51,600	1,927,260
Qualys, Inc.(a)	20,613	2,089,334
Rapid7, Inc.(a)	14,225	1,155,781
Rexford Industrial Realty, Inc.	16,500	916,575
Shoals Technologies Group, Inc.(a)	27,957	896,581
Silicon Laboratories, Inc.(a)	4,753	669,935
SVB Financial Group(a)	3,580	2,047,151
Systemax, Inc.	47,725	2,038,812
Terreno Realty Corp.	24,999	1,612,935
TriMas Corp.(a)	20,050	638,392
Ulta Beauty, Inc.(a)	6,150	2,025,502
WW Grainger, Inc.	3,625	1,571,583
YETI Holdings, Inc.(a)	11,100	948,162
Zendesk, Inc.(a)	4,066	594,246

See Notes to Financial Statements.

68	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak US Stalwarts Fund	Portfolio of Investments

April 30, 2021

	Shares	Value (Note 2)
United States (continued)
Zoetis, Inc.	1,591	$275,291
		110,571,553

TOTAL COMMON STOCKS
(Cost $104,066,562)		124,532,966

TOTAL INVESTMENTS (98.75%)
(Cost $104,066,562)		$124,532,966

Other Assets In Excess Of Liabilities (1.25%)		1,572,975

NET ASSETS (100.00%)		$126,105,941

(a)	Non-Income Producing Security.
(b)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as level 3 assets. See also Note 2 to the financial statements for additional information.
(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of April 30, 2021, these securities had a total aggregate market value of $1,296,664, representing 1.03% of net assets.
(d)	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of April 30, 2021, the aggregate market value of these securities was $1,296,664, representing 1.03% of net assets.

For Fund compliance purposes, the Fund’s geographical classifications refer to any one or more of the country sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease. Geographical regions are shown as a percentage of net assets.

Sector Composition (April 30, 2021)
Technology	32.9%
Financials	25.9%
Health Care	15.2%
Consumer	15.1%
Industrials	9.7%
Cash, Cash Equivalents, & Other Net Assets	1.2%
Total	100%
Industry Composition (April 30, 2021)
IT Services	14.9%
Software	11.9%
Banks	10.1%
Capital Markets	8.8%
Health Care Equipment & Supplies	7.3%
Trading Companies & Distributors	5.0%
Life Sciences Tools & Services	4.4%
Semiconductors & Semiconductor Equipment	3.8%
Equity Real Estate Investment Trusts (REITs)	3.7%
Internet & Direct Marketing Retail	3.5%
Insurance	3.3%
Specialty Retail	2.6%
Distributors	2.6%
Textiles, Apparel & Luxury Goods	2.1%
Household Durables	1.9%
Electronic Equipment, Instruments & Components	1.9%
Electrical Equipment	1.7%
Health Care Providers & Services	1.7%
Biotechnology	1.5%
Machinery	1.4%
Multiline Retail	1.2%
Other Industries (each less than 1%)	3.5%
Cash and Other Assets, Less Liabilities	1.2%
Total	100%

See Notes to Financial Statements.

Annual Report | April 30, 2021	69

Grandeur Peak Funds®	Statements of Assets and Liabilities

April 30, 2021

	Grandeur Peak Emerging Markets Opportunities Fund	Grandeur Peak Global Contrarian Fund	Grandeur Peak Global Micro Cap Fund
ASSETS
Investments, at value (Cost - see below)	$619,889,078	$47,985,217	$70,131,241
Cash	20,875,908	1,608,194	432,695
Foreign cash, at value (Cost $5,098,659, $71,389 and $87,665, respectively)	5,098,960	71,439	87,556
Dividends and interest receivable	483,217	122,323	78,745
Receivable for investments sold	1,090,438	–	144,131
Receivable for fund shares subscribed	123,734	1,103,679	92,011
Prepaid and other assets	16,913	5,868	6,629
Total assets	647,578,248	50,896,720	70,973,008

LIABILITIES
Payable for investments purchased	2,953,511	1,280,563	155,107
Foreign capital gains tax	4,776,583	66,465	293,133
Payable for fund shares redeemed	500,442	69,887	–
Advisory fees payable	618,248	28,049	90,639
Administration fees payable	28,119	11,818	15,329
Custodian fees payable	90,375	14,433	9,594
Payable for trustee fees and expenses	12,201	819	1,338
Payable for chief compliance officer fee	815	55	89
Payable for principal financial officer fees	149	10	16
Distribution and service fees payable	3,020	–	–
Payable for transfer agency fees	3,957	2,783	3,634
Accrued expenses and other liabilities	41,492	18,794	29,372
Total liabilities	9,028,912	1,493,676	598,251
NET ASSETS	$638,549,336	$49,403,044	$70,374,757

NET ASSETS CONSISTS OF
Paid-in capital (Note 5)	$391,929,814	$40,181,483	$39,907,548
Total distributable earnings	246,619,522	9,221,561	30,467,209
NET ASSETS	$638,549,336	$49,403,044	$70,374,757

INVESTMENTS, AT COST	$402,019,213	$41,258,988	$43,260,892

PRICING OF SHARES
Investor Class
Net Assets	$15,011,138	$–	$–
Net Asset Value, offering and redemption price per share	$17.70	$–	$–
Shares of beneficial interest outstanding	848,128	–	–
Institutional Class
Net Assets	$623,538,198	$49,403,044	$70,374,757
Net Asset Value, offering and redemption price per share	$17.83	$15.41	$20.65
Shares of beneficial interest outstanding	34,975,293	3,205,192	3,408,530

See Notes to Financial Statements.

70	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Funds®	Statements of Assets and Liabilities

April 30, 2021

	Grandeur Peak Global Opportunities Fund	Grandeur Peak Global Reach Fund	Grandeur Peak Global Stalwarts Fund
ASSETS
Investments, at value (Cost - see below)	$1,019,895,653	$374,610,883	$364,616,415
Cash	3,436,884	2,684,912	3,325,090
Deposit with broker for short sales (Note 2)	–	1,000,000	–
Foreign cash, at value (Cost $234,447, $69,120 and $11,469, respectively)	232,394	69,120	11,333
Dividends and interest receivable	1,925,924	449,277	543,174
Receivable for investments sold	–	626,112	240,487
Receivable for fund shares subscribed	136,159	565,883	252,427
Prepaid and other assets	16,082	6,701	10,784
Total assets	1,025,643,096	380,012,888	368,999,710

LIABILITIES
Payable for investments purchased	118,291	1,707,901	507,758
Foreign capital gains tax	2,283,339	765,574	–
Payable for fund shares redeemed	568,019	80,780	34,573
Advisory fees payable	925,333	332,634	235,293
Administration fees payable	35,897	30,784	18,491
Custodian fees payable	57,203	31,770	22,112
Payable for trustee fees and expenses	19,681	7,146	6,840
Payable for chief compliance officer fee	1,314	477	457
Payable for principal financial officer fees	240	87	84
Distribution and service fees payable	26,406	11,894	20,962
Payable for transfer agency fees	6,735	5,283	519,885
Accrued expenses and other liabilities	38,885	45,867	32,060
Total liabilities	4,081,343	3,020,197	1,398,515
NET ASSETS	$1,021,561,753	$376,992,691	$367,601,195

NET ASSETS CONSISTS OF
Paid-in capital (Note 5)	$513,430,910	$185,504,663	$210,297,280
Total distributable earnings	508,130,843	191,488,028	157,303,915
NET ASSETS	$1,021,561,753	$376,992,691	$367,601,195

INVESTMENTS, AT COST	$611,951,511	$218,729,999	$228,944,712

PRICING OF SHARES
Investor Class
Net Assets	$131,738,650	$59,164,328	$103,890,636
Net Asset Value, offering and redemption price per share	$5.51	$23.16	$23.26
Shares of beneficial interest outstanding	23,924,303	2,554,461	4,466,459
Institutional Class
Net Assets	$889,823,103	$317,828,363	$263,710,559
Net Asset Value, offering and redemption price per share	$5.61	$23.31	$23.50
Shares of beneficial interest outstanding	158,646,812	13,635,389	11,222,806

See Notes to Financial Statements.

Annual Report | April 30, 2021	71

Grandeur Peak Funds®	Statements of Assets and Liabilities

April 30, 2021

	Grandeur Peak International Opportunities Fund	Grandeur Peak International Stalwarts Fund	Grandeur Peak US Stalwarts Fund
ASSETS
Investments, at value (Cost - see below)	$944,384,145	$2,011,489,225	$124,532,966
Cash	28,656,864	23,845,122	1,778,493
Foreign cash, at value (Cost $1,334,374, $102,608 and $–, respectively)	1,334,014	101,391	–
Dividends and interest receivable	2,110,834	3,811,105	36,683
Receivable for investments sold	740,540	601,073	622,597
Receivable for fund shares subscribed	156,270	1,312,330	147,452
Prepaid and other assets	18,269	20,232	8,825
Total assets	977,400,936	2,041,180,478	127,127,016

LIABILITIES
Payable for investments purchased	1,104,506	1,316,906	861,897
Foreign capital gains tax	2,124,882	3,714,968	–
Payable for fund shares redeemed	28,163	861,852	31,813
Advisory fees payable	882,282	1,294,894	77,556
Administration fees payable	34,949	51,957	10,268
Custodian fees payable	59,674	104,263	6,252
Payable for trustee fees and expenses	18,777	37,849	1,808
Payable for chief compliance officer fee	1,254	2,528	121
Payable for principal financial officer fees	229	462	22
Distribution and service fees payable	13,789	13,613	–
Payable for transfer agency fees	3,290	17,295	3,077
Accrued expenses and other liabilities	28,597	33,059	28,261
Total liabilities	4,300,392	7,449,646	1,021,075
NET ASSETS	$973,100,544	$2,033,730,832	$126,105,941

NET ASSETS CONSISTS OF
Paid-in capital (Note 5)	$528,931,575	$1,272,009,372	$104,072,170
Total distributable earnings	444,168,969	761,721,460	22,033,771
NET ASSETS	$973,100,544	$2,033,730,832	$126,105,941

INVESTMENTS, AT COST	$564,955,589	$1,306,984,334	$104,066,562

PRICING OF SHARES
Investor Class
Net Assets	$69,041,325	$67,687,734	$–
Net Asset Value, offering and redemption price per share	$5.17	$24.05	$–
Shares of beneficial interest outstanding	13,352,880	2,814,019	–
Institutional Class
Net Assets	$904,059,219	$1,966,043,098	$126,105,941
Net Asset Value, offering and redemption price per share	$5.21	$24.19	$22.71
Shares of beneficial interest outstanding	173,460,630	81,272,280	5,553,678

See Notes to Financial Statements.

72	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Funds®	Statements of Operations

For the Year Ended April 30, 2021

	Grandeur Peak Emerging Markets Opportunities Fund	Grandeur Peak Global Contrarian Fund	Grandeur Peak Global Micro Cap Fund
INVESTMENT INCOME
Dividends	$6,727,235	$723,934	$725,459
Foreign taxes withheld	(703,280)	(39,542)	(70,992)
Total investment income	6,023,955	684,392	654,467

EXPENSES
Investment advisor fees (Note 6)	6,878,521	208,698	709,192
Administrative fees	182,128	15,392	49,144
Distribution and service fees - Investor Class	29,222	–	–
Transfer agent fees	40,616	31,026	37,996
Recoupment of previously waived fees	–	–	34,610
Professional fees	62,675	22,357	31,627
Printing fees	11,222	–	3,156
Registration fees	36,406	21,569	20,462
Custodian fees	482,329	70,789	59,489
Trustee fees and expenses	25,271	1,251	2,560
Chief compliance officer fees	10,203	385	928
Principal financial officer fees	1,851	70	169
Offering costs	–	16,656	–
Other expenses	18,468	4,025	5,864
Total expenses	7,778,912	392,218	955,197
Voluntary waiver of investment advisory fees (Note 6)	(350,781)	–	–
Less fees waived/reimbursed by investment advisor (Note 6)	–	(109,006)	(7,343)
Total net expenses	7,428,131	283,212	947,854
NET INVESTMENT INCOME/(LOSS)	(1,404,176)	401,180	(293,387)

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized gain on investments	46,955,704	3,103,091	8,095,477
Net realized loss on foreign currency transactions	(205,187)	(15,723)	(12,553)
Net realized gain	46,750,517	3,087,368	8,082,924
Net change in unrealized appreciation on investments (net of change in foreign capital gains tax of $4,735,729, $66,466 and $292,419, respectively)	182,558,932	7,660,274	23,349,554
Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currencies	13,963	(131)	622
Net change in unrealized appreciation	182,572,895	7,660,143	23,350,176
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS	229,323,412	10,747,511	31,433,100
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$227,919,236	$11,148,691	$31,139,713

See Notes to Financial Statements.

Annual Report | April 30, 2021	73

Grandeur Peak Funds®	Statements of Operations

For the Year Ended April 30, 2021

	Grandeur Peak Global Opportunities Fund	Grandeur Peak Global Reach Fund	Grandeur Peak Global Stalwarts Fund
INVESTMENT INCOME
Dividends	$10,535,641	$3,811,749	$3,040,824
Foreign taxes withheld	(998,511)	(339,387)	(215,196)
Total investment income	9,537,130	3,472,362	2,825,628

EXPENSES
Investment advisor fees (Note 6)	10,035,019	3,371,158	2,254,081
Administrative fees	265,103	143,425	110,685
Distribution and service fees - Investor Class	281,151	126,442	237,783
Transfer agent fees	63,465	52,048	67,209
Professional fees	60,321	60,641	42,676
Printing fees	27,226	19,693	12,455
Registration fees	37,159	35,470	35,746
Custodian fees	318,948	184,701	140,426
Trustee fees and expenses	40,614	15,324	14,565
Chief compliance officer fees	15,916	6,152	5,649
Principal financial officer fees	2,890	1,117	1,027
Other expenses	27,436	14,996	14,717
Total expenses	11,175,248	4,031,167	2,937,019
Voluntary waiver of investment advisory fees (Note 6)	(703,763)	–	–
Total net expenses	10,471,485	4,031,167	2,937,019
NET INVESTMENT LOSS	(934,355)	(558,805)	(111,391)

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized gain on investments	168,407,252	61,936,310	36,555,452
Net realized loss on foreign currency transactions	(177,660)	(9,894)	(4,576)
Net realized gain	168,229,592	61,926,416	36,550,876
Net change in unrealized appreciation on investments (net of change in foreign capital gains tax of $2,283,340, $759,814 and $512,433, respectively)	299,092,273	109,184,868	103,496,600
Net change in unrealized appreciation on translation of assets and liabilities in foreign currencies	17,570	7,421	2,700
Net change in unrealized appreciation	299,109,843	109,192,289	103,499,300
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS	467,339,435	171,118,705	140,050,176
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$466,405,080	$170,559,900	$139,938,785

See Notes to Financial Statements.

74	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Funds®	Statements of Operations

For the Year Ended April 30, 2021

	Grandeur Peak International Opportunities Fund	Grandeur Peak International Stalwarts Fund	Grandeur Peak US Stalwarts Fund
INVESTMENT INCOME
Dividends	$10,668,071	$19,718,128	$307,615
Foreign taxes withheld	(1,175,399)	(1,817,080)	(823)
Total investment income	9,492,672	17,901,048	306,792

EXPENSES
Investment advisor fees (Note 6)	9,439,878	11,874,065	332,677
Administrative fees	250,590	446,367	33,581
Distribution and service fees - Investor Class	134,410	209,632	–
Transfer agent fees	37,840	144,806	32,736
Professional fees	56,507	69,324	16,466
Printing fees	19,218	56,211	25
Registration fees	55,828	58,092	–
Custodian fees	337,946	566,653	30,480
Trustee fees and expenses	38,509	77,489	2,823
Chief compliance officer fees	14,939	29,369	787
Principal financial officer fees	2,712	5,341	144
Offering costs	–	–	40,186
Other expenses	27,000	43,269	6,586
Total expenses	10,415,377	13,580,618	496,491
Voluntary waiver of investment advisory fees (Note 6)	(601,414)	–	–
Less fees waived/reimbursed by investment advisor (Note 6)	–	–	(49,676)
Total net expenses	9,813,963	13,580,618	446,815
NET INVESTMENT INCOME/(LOSS)	(321,291)	4,320,430	(140,023)

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized gain on investments	104,049,870	78,008,723	2,016,644
Net realized gain/(loss) on foreign currency transactions	(781,261)	35,446	(292)
Net realized gain	103,268,609	78,044,169	2,016,352
Net change in unrealized appreciation on investments (net of change in foreign capital gains tax of $2,088,372, $3,714,968 and $0, respectively)	297,636,181	628,477,541	18,985,167
Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currencies	23,851	23,464	(6)
Net change in unrealized appreciation	297,660,032	628,501,005	18,985,161
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS	400,928,641	706,545,174	21,001,513
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$400,607,350	$710,865,604	$20,861,490

See Notes to Financial Statements.

Annual Report | April 30, 2021	75

Grandeur Peak Emerging Markets Opportunities Fund	Statements of Changes in Net Assets

	For the Year Ended April 30, 2021	For the Year Ended April 30, 2020
OPERATIONS
Net investment income/(loss)	$(1,404,176)	$1,293,698
Net realized gain/(loss)	46,750,517	(888,857)
Net change in unrealized appreciation/(depreciation)	182,572,895	(27,811,796)
Net increase/(decrease) in net assets resulting from operations	227,919,236	(27,406,955)

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 3)
Investor Class	(2,571)	(8,164)
Institutional Class	(794,820)	(986,840)
Net decrease in net assets from distributions	(797,391)	(995,004)

CAPITAL SHARE TRANSACTIONS (NOTE 5)
Investor Class
Proceeds from sales of shares	1,984,236	451,669
Distributions reinvested	2,543	8,003
Cost of shares redeemed	(2,636,891)	(3,475,235)
Redemption fees	485	–
Net decrease from capital shares transactions	(649,627)	(3,015,563)

Institutional Class
Proceeds from sales of shares	110,127,902	67,811,609
Distributions reinvested	730,183	920,902
Cost of shares redeemed	(98,220,322)	(104,284,799)
Redemption fees	9,739	850
Net increase/(decrease) from capital shares transactions	12,647,502	(35,551,438)

Net increase/(decrease) in net assets	239,119,720	(66,968,960)

NET ASSETS
Beginning of year	399,429,616	466,398,576
End of year	$638,549,336	$399,429,616

OTHER INFORMATION
Shares Transactions
Investor Class
Issued	122,035	40,303
Issued to shareholders in reinvestment of distributions	156	631
Redeemed	(182,150)	(306,328)
Net decrease in share transactions	(59,959)	(265,394)

Institutional Class
Issued	6,753,337	5,981,655
Issued to shareholders in reinvestment of distributions	44,496	72,228
Redeemed	(6,761,873)	(9,192,424)
Net increase/(decrease) in share transactions	35,960	(3,138,541)

See Notes to Financial Statements.

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Grandeur Peak Global Contrarian Fund	Statements of Changes in Net Assets

	For the Year Ended April 30, 2021	For the Period September 18, 2019 (Commencement of Operations) to April 30, 2020
OPERATIONS
Net investment income	$401,180	$43,887
Net realized gain/(loss)	3,087,368	(524,050)
Net change in unrealized appreciation/(depreciation)	7,660,143	(1,000,272)
Net increase/(decrease) in net assets resulting from operations	11,148,691	(1,480,435)

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 3)
Institutional Class	(409,394)	(19,023)
Net decrease in net assets from distributions	(409,394)	(19,023)

CAPITAL SHARE TRANSACTIONS (NOTE 5)
Institutional Class
Proceeds from sales of shares	31,456,092	12,724,690
Distributions reinvested	403,668	18,940
Cost of shares redeemed	(2,063,549)	(2,384,958)
Redemption fees	6,119	2,203
Net increase from capital shares transactions	29,802,330	10,360,875
Net increase in net assets	40,541,627	8,861,417

NET ASSETS
Beginning of year	8,861,417	–
End of year	$49,403,044	$8,861,417

OTHER INFORMATION
Shares Transactions
Institutional Class
Issued	2,350,442	1,260,722
Issued to shareholders in reinvestment of distributions	30,237	1,747
Redeemed	(184,812)	(253,144)
Net increase in share transactions	2,195,867	1,009,325

See Notes to Financial Statements.

Annual Report | April 30, 2021	77

Grandeur Peak Global Micro Cap Fund	Statements of Changes in Net Assets

	For the Year Ended April 30, 2021	For the Year Ended April 30, 2020
OPERATIONS
Net investment income/(loss)	$(293,387)	$29,619
Net realized gain	8,082,924	711,242
Net change in unrealized appreciation/(depreciation)	23,350,176	(1,056,838)
Net increase/(decrease) in net assets resulting from operations	31,139,713	(315,977)

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 3)
Institutional Class	(4,057,924)	(250,282)
Net decrease in net assets from distributions	(4,057,924)	(250,282)

CAPITAL SHARE TRANSACTIONS (NOTE 5)
Institutional Class
Proceeds from sales of shares	13,038,427	2,296,880
Distributions reinvested	3,771,469	235,712
Cost of shares redeemed	(3,150,855)	(7,986,889)
Redemption fees	–	2
Net increase/(decrease) from capital shares transactions	13,659,041	(5,454,295)

Net increase/(decrease) in net assets	40,740,830	(6,020,554)

NET ASSETS
Beginning of year	29,633,927	35,654,481
End of year	$70,374,757	$29,633,927

OTHER INFORMATION
Shares Transactions
Institutional Class
Issued	706,934	217,579
Issued to shareholders in reinvestment of distributions	213,802	18,872
Redeemed	(195,217)	(706,293)
Net increase/(decrease) in share transactions	725,519	(469,842)

See Notes to Financial Statements.

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Grandeur Peak Global Opportunities Fund	Statements of Changes in Net Assets

	For the Year Ended April 30, 2021	For the Year Ended April 30, 2020
OPERATIONS
Net investment income/(loss)	$(934,355)	$78,438
Net realized gain	168,229,592	26,694,598
Net change in unrealized appreciation/(depreciation)	299,109,843	(44,213,439)
Net increase/(decrease) in net assets resulting from operations	466,405,080	(17,440,403)

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 3)
Investor Class	(9,200,642)	(6,708,303)
Institutional Class	(54,763,378)	(30,103,204)
Net decrease in net assets from distributions	(63,964,020)	(36,811,507)

CAPITAL SHARE TRANSACTIONS (NOTE 5)
Investor Class
Proceeds from sales of shares	13,573,747	7,454,239
Distributions reinvested	8,906,996	6,371,304
Cost of shares redeemed	(43,809,498)	(41,539,676)
Redemption fees	581	754
Net decrease from capital shares transactions	(21,328,174)	(27,713,379)

Institutional Class
Proceeds from sales of shares	105,694,563	65,579,216
Distributions reinvested	50,942,882	28,060,062
Cost of shares redeemed	(79,175,222)	(103,299,952)
Redemption fees	1,131	4,046
Net increase/(decrease) from capital shares transactions	77,463,354	(9,656,628)

Net increase/(decrease) in net assets	458,576,240	(91,621,917)

NET ASSETS
Beginning of year	562,985,513	654,607,430
End of year	$1,021,561,753	$562,985,513

OTHER INFORMATION
Shares Transactions
Investor Class
Issued	2,966,817	2,224,286
Issued to shareholders in reinvestment of distributions	1,840,288	1,750,358
Redeemed	(9,575,738)	(12,872,148)
Net decrease in share transactions	(4,768,633)	(8,897,504)

Institutional Class
Issued	22,648,748	19,482,616
Issued to shareholders in reinvestment of distributions	10,333,242	7,604,353
Redeemed	(17,308,856)	(32,775,945)
Net increase/(decrease) in share transactions	15,673,134	(5,688,976)

See Notes to Financial Statements.

Annual Report | April 30, 2021	79

Grandeur Peak Global Reach Fund	Statements of Changes in Net Assets

	For the Year Ended April 30, 2021	For the Year Ended April 30, 2020
OPERATIONS
Net investment income/(loss)	$(558,805)	$490,829
Net realized gain	61,926,416	10,535,989
Net change in unrealized appreciation/(depreciation)	109,192,289	(15,663,042)
Net increase/(decrease) in net assets resulting from operations	170,559,900	(4,636,224)

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 3)
Investor Class	(4,512,695)	(1,188,362)
Institutional Class	(21,062,660)	(6,944,162)
Net decrease in net assets from distributions	(25,575,355)	(8,132,524)

CAPITAL SHARE TRANSACTIONS (NOTE 5)
Investor Class
Proceeds from sales of shares	5,613,392	7,664,510
Distributions reinvested	4,404,465	1,160,085
Cost of shares redeemed	(15,781,767)	(24,000,795)
Redemption fees	922	243
Net decrease from capital shares transactions	(5,762,988)	(15,175,957)

Institutional Class
Proceeds from sales of shares	33,269,428	30,887,024
Distributions reinvested	17,988,818	6,260,838
Cost of shares redeemed	(54,802,889)	(96,958,918)
Redemption fees	20,130	1,537
Net decrease from capital shares transactions	(3,524,513)	(59,809,519)

Net increase/(decrease) in net assets	135,697,044	(87,754,224)

NET ASSETS
Beginning of year	241,295,647	329,049,871
End of year	$376,992,691	$241,295,647

OTHER INFORMATION
Shares Transactions
Investor Class
Issued	274,610	602,908
Issued to shareholders in reinvestment of distributions	212,776	72,733
Redeemed	(787,437)	(1,579,288)
Net decrease in share transactions	(300,051)	(903,647)

Institutional Class
Issued	1,595,452	2,095,909
Issued to shareholders in reinvestment of distributions	864,016	391,058
Redeemed	(2,989,136)	(6,457,674)
Net decrease in share transactions	(529,668)	(3,970,707)

See Notes to Financial Statements.

80	1.855.377.7325 | www.GrandeurPeakGlobal.com

Statements of
Grandeur Peak Global Stalwarts Fund	Changes in Net Assets

	For the Year Ended April 30, 2021	For the Year Ended April 30, 2020
OPERATIONS
Net investment income/(loss)	$(111,391)	$97,454
Net realized gain/(loss)	36,550,876	(253,222)
Net change in unrealized appreciation/(depreciation)	103,499,300	(1,536,586)
Net increase/(decrease) in net assets resulting from operations	139,938,785	(1,692,354)

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 3)
Investor Class	(2,718,511)	(1,469,313)
Institutional Class	(6,931,888)	(1,886,642)
Net decrease in net assets from distributions	(9,650,399)	(3,355,955)

CAPITAL SHARE TRANSACTIONS (NOTE 5)
Investor Class
Proceeds from sales of shares	27,358,183	18,760,212
Distributions reinvested	2,592,184	1,431,115
Cost of shares redeemed	(57,966,121)	(22,089,480)
Redemption fees	6,566	5,329
Net decrease from capital shares transactions	(28,009,188)	(1,892,824)

Institutional Class
Proceeds from sales of shares	94,505,187	38,109,836
Distributions reinvested	6,307,636	1,647,207
Cost of shares redeemed	(40,407,995)	(27,260,248)
Redemption fees	6,702	20,718
Net increase from capital shares transactions	60,411,530	12,517,513

Net increase in net assets	162,690,728	5,576,380

NET ASSETS
Beginning of year	204,910,467	199,334,087
End of year	$367,601,195	$204,910,467

OTHER INFORMATION
Shares Transactions
Investor Class
Issued	1,379,187	1,356,611
Issued to shareholders in reinvestment of distributions	122,043	90,922
Redeemed	(3,017,181)	(1,559,169)
Net decrease in share transactions	(1,515,951)	(111,636)

Institutional Class
Issued	4,690,459	2,855,814
Issued to shareholders in reinvestment of distributions	294,199	103,990
Redeemed	(2,087,109)	(1,932,732)
Net increase in share transactions	2,897,549	1,027,072

See Notes to Financial Statements.

Annual Report | April 30, 2021	81

Statements of
Grandeur Peak International Opportunities Fund	Changes in Net Assets

	For the Year Ended April 30, 2021	For the Year Ended April 30, 2020
OPERATIONS
Net investment income/(loss)	$(321,291)	$1,396,777
Net realized gain	103,268,609	18,565,541
Net change in unrealized appreciation/(depreciation)	297,660,032	(59,862,701)
Net increase/(decrease) in net assets resulting from operations	400,607,350	(39,900,383)

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 3)
Investor Class	(1,935,548)	(1,839,214)
Institutional Class	(27,434,147)	(22,483,478)
Net decrease in net assets from distributions	(29,369,695)	(24,322,692)

CAPITAL SHARE TRANSACTIONS (NOTE 5)
Investor Class
Proceeds from sales of shares	12,647,959	4,655,083
Distributions reinvested	1,833,688	1,750,795
Cost of shares redeemed	(14,427,792)	(17,993,458)
Redemption fees	3,332	2,029
Net increase/(decrease) from capital shares transactions	57,187	(11,585,551)

Institutional Class
Proceeds from sales of shares	159,401,438	66,126,881
Distributions reinvested	25,008,654	20,460,565
Cost of shares redeemed	(97,776,649)	(206,920,088)
Redemption fees	740	1,152
Net increase/(decrease) from capital shares transactions	86,634,183	(120,331,490)

Net increase/(decrease) in net assets	457,929,025	(196,140,116)

NET ASSETS
Beginning of year	515,171,519	711,311,635
End of year	$973,100,544	$515,171,519

OTHER INFORMATION
Shares Transactions
Investor Class
Issued	2,822,461	1,502,144
Issued to shareholders in reinvestment of distributions	395,191	495,976
Redeemed	(3,455,829)	(5,810,441)
Net decrease in share transactions	(238,177)	(3,812,321)

Institutional Class
Issued	36,023,156	21,300,368
Issued to shareholders in reinvestment of distributions	5,355,172	5,763,539
Redeemed	(22,601,463)	(67,024,606)
Net increase/(decrease) in share transactions	18,776,865	(39,960,699)

See Notes to Financial Statements.

82	1.855.377.7325 | www.GrandeurPeakGlobal.com

Statements of
Grandeur Peak International Stalwarts Fund	Changes in Net Assets

	For the Year Ended April 30, 2021	For the Year Ended April 30, 2020
OPERATIONS
Net investment income	$4,320,430	$2,199,658
Net realized gain/(loss)	78,044,169	(9,198,168)
Net change in unrealized appreciation/(depreciation)	628,501,005	(14,970,807)
Net increase/(decrease) in net assets resulting from operations	710,865,604	(21,969,317)

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 3)
Investor Class	(134,760)	(122,186)
Institutional Class	(5,483,373)	(1,992,693)
Net decrease in net assets from distributions	(5,618,133)	(2,114,879)

CAPITAL SHARE TRANSACTIONS (NOTE 5)
Investor Class
Proceeds from sales of shares	25,400,324	39,311,307
Distributions reinvested	132,026	60,668
Cost of shares redeemed	(84,393,412)	(27,261,155)
Redemption fees	3,667	6,267
Net increase/(decrease) from capital shares transactions	(58,857,395)	12,117,087

Institutional Class
Proceeds from sales of shares	682,871,722	470,808,042
Distributions reinvested	5,168,335	1,834,446
Cost of shares redeemed	(253,915,683)	(140,807,902)
Redemption fees	10,688	34,124
Net increase from capital shares transactions	434,135,062	331,868,710

Net increase in net assets	1,080,525,138	319,901,601

NET ASSETS
Beginning of year	953,205,694	633,304,093
End of year	$2,033,730,832	$953,205,694

OTHER INFORMATION
Shares Transactions
Investor Class
Issued	1,403,607	2,693,314
Issued to shareholders in reinvestment of distributions	6,001	3,778
Redeemed	(4,309,298)	(1,896,118)
Net increase/(decrease) in share transactions	(2,899,690)	800,974

Institutional Class
Issued	33,619,349	31,956,402
Issued to shareholders in reinvestment of distributions	233,756	113,799
Redeemed	(12,798,649)	(9,910,143)
Net increase in share transactions	21,054,456	22,160,058

See Notes to Financial Statements.

Annual Report | April 30, 2021	83

Statements of
Grandeur Peak US Stalwarts Fund	Changes in Net Assets

	For the Year Ended April 30, 2021	For the Period March 20, 2020 (Commencement of Operations) to April 30, 2020
OPERATIONS
Net investment loss	$(140,023)	$(3,383)
Net realized gain	2,016,352	9,572
Net change in unrealized appreciation	18,985,161	1,481,238
Net increase in net assets resulting from operations	20,861,490	1,487,427

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 3)
Institutional Class	(267,844)	–
Net decrease in net assets from distributions	(267,844)	–

CAPITAL SHARE TRANSACTIONS (NOTE 5)
Institutional Class
Proceeds from sales of shares	100,478,541	7,953,203
Distributions reinvested	195,265	–
Cost of shares redeemed	(4,590,003)	(20,274)
Redemption fees	7,731	405
Net increase from capital shares transactions	96,091,534	7,933,334

Net increase in net assets	116,685,180	9,420,761

NET ASSETS
Beginning of year	9,420,761	–
End of year	$126,105,941	$9,420,761

OTHER INFORMATION
Shares Transactions
Institutional Class
Issued	5,055,779	718,380
Issued to shareholders in reinvestment of distributions	9,700	–
Redeemed	(228,376)	(1,805)
Net increase in share transactions	4,837,103	716,575

See Notes to Financial Statements.

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Grandeur Peak Emerging Markets Opportunities Fund	Financial Highlights

For a Share Outstanding Throughout the Years Presented

Investor Class	Year Ended April 30, 2021		Year Ended April 30, 2020	Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017
NET ASSET VALUE, BEGINNING OF PERIOD	$11.07		$11.82	$13.05	$11.55	$9.82

INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(a)	(0.08)		0.01	0.01	0.03	0.02
Net realized and unrealized gain/(loss) on investments	6.71		(0.75)	(1.13)	1.47	1.75
Total income/(loss) from investment operations	6.63		(0.74)	(1.12)	1.50	1.77

DISTRIBUTIONS
From net investment income	(0.00	)(b)	(0.01)	(0.02)	–	(0.04)
From net realized gain on investments	–		–	(0.09)	–	–
Total distributions	0.00		(0.01)	(0.11)	–	(0.04)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00 (b)		–	0.00 (b)	–	0.00 (b)

INCREASE/DECREASE IN NET ASSET VALUE	6.63		(0.75)	(1.23)	1.50	1.73
NET ASSET VALUE, END OF PERIOD	$17.70		$11.07	$11.82	$13.05	$11.55

TOTAL RETURN	59.92%		(6.29)%	(8.48)%	12.99%	18.08%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$15,011		$10,056	$13,869	$18,668	$18,074

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/reimbursed by investment advisor)	1.75%		1.76%	1.77%	1.79%	1.76%
Expenses (including fees waived/reimbursed by investment advisor)	1.68%		1.74%	1.76%	1.78%	1.76%
Net investment income/(loss)	(0.50)%		0.09%	0.11%	0.26%	0.21%

PORTFOLIO TURNOVER RATE	35%		24%	34%	33%	42%

(a)	Per share numbers have been calculated using the average shares method.

(b)	Less than $0.005 or ($0.005) per share.

See Notes to Financial Statements.

Annual Report | April 30, 2021	85

Grandeur Peak Emerging Markets Opportunities Fund	Financial Highlights

For a Share Outstanding Throughout the Years Presented

Institutional Class	Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017
NET ASSET VALUE, BEGINNING OF PERIOD	$11.14	$11.88	$13.12	$11.60	$9.85

INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(a)	(0.04)	0.04	0.03	0.06	0.04
Net realized and unrealized gain/(loss) on investments	6.76	(0.75)	(1.14)	1.48	1.77
Total income/(loss) from investment operations	6.72	(0.71)	(1.11)	1.54	1.81

DISTRIBUTIONS
From net investment income	(0.01)	(0.03)	(0.04)	(0.02)	(0.06)
From net realized gain on investments	(0.02)	–	(0.09)	–	–
Total distributions	(0.03)	(0.03)	(0.13)	(0.02)	(0.06)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)

INCREASE/DECREASE IN NET ASSET VALUE	6.69	(0.74)	(1.24)	1.52	1.75
NET ASSET VALUE, END OF PERIOD	$17.83	$11.14	$11.88	$13.12	$11.60

TOTAL RETURN	60.30%	(6.03)%	(8.32)%	13.24%	18.42%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$623,538	$389,373	$452,530	$471,260	$398,891

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/reimbursed by investment advisor)	1.52%	1.53%	1.53%	1.55%	1.55%
Expenses (including fees waived/reimbursed by investment advisor)	1.45%	1.51%	1.52%	1.54%	1.55%
Net investment income/(loss)	(0.27)%	0.29%	0.29%	0.49%	0.35%

PORTFOLIO TURNOVER RATE	35%	24%	34%	33%	42%

(a)	Per share numbers have been calculated using the average shares method.

(b)	Less than $0.005 or ($0.005) per share.

See Notes to Financial Statements.

86	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Contrarian Fund	Financial Highlights

For a Share Outstanding Throughout the Year or Period Presented

Institutional Class	Year Ended April 30, 2021	For the Period September 18, 2019 (Commencement of Operations) to April 30, 2020
NET ASSET VALUE, BEGINNING OF PERIOD	$8.78	$10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)	0.25	0.06
Net realized and unrealized gain/(loss) on investments	6.61	(1.25)
Total income/(loss) from investment operations	6.86	(1.19)

DISTRIBUTIONS
From net investment income	(0.23)	(0.01)
From net realized gain on investments	–	(0.02)
Total distributions	(0.23)	(0.03)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00 (b)	0.00	(b)

INCREASE/DECREASE IN NET ASSET VALUE	6.63	(1.22)
NET ASSET VALUE, END OF PERIOD	$15.41	$8.78

TOTAL RETURN	78.51%	(11.96	)%(c)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$49,403	$8,861

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/ reimbursed by investment advisor)	1.87%	4.69	%(d)(e)
Expenses (including fees waived/ reimbursed by investment advisor)	1.35%	1.35	%(d)(e)
Net investment income	1.91%	1.05	%(d)

PORTFOLIO TURNOVER RATE	54%	34	%(c)

(a)	Per share numbers have been calculated using the average shares method.

(b)	Less than $0.005 or ($0.005) per share.

(c)	Not Annualized.

(d)	Annualized.

(e)	Expense ratios during startup periods may not be representative of longer term operating periods.

See Notes to Financial Statements.

Annual Report | April 30, 2021	87

Grandeur Peak Global Micro Cap Fund	Financial Highlights

For a Share Outstanding Throughout the Years Presented

Institutional Class	Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2019	Year Ended April 30, 2018		Year Ended April 30, 2017
NET ASSET VALUE, BEGINNING OF PERIOD	$11.05	$11.31	$13.12	$11.98		$10.38

INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(a)	(0.10)	0.01	(0.01)	(0.00	)(b)	0.01
Net realized and unrealized gain/(loss) on investments	11.17	(0.19)	(1.08)	2.12		1.72
Total income/(loss) from investment operations	11.07	(0.18)	(1.09)	2.12		1.73

DISTRIBUTIONS
From net investment income	(0.14)	(0.03)	–	(0.06)		(0.02)
From net realized gain on investments	(1.33)	(0.05)	(0.72)	(0.92)		(0.11)
Total distributions	(1.47)	(0.08)	(0.72)	(0.98)		(0.13)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	–	0.00 (b)	0.00 (b)	0.00	(b)	0.00 (b)

INCREASE/DECREASE IN NET ASSET VALUE	9.60	(0.26)	(1.81)	1.14		1.60
NET ASSET VALUE, END OF PERIOD	$20.65	$11.05	$11.31	$13.12		$11.98

TOTAL RETURN	102.43%	(1.62)%	(7.67)%	17.68%		16.81%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$70,375	$29,634	$35,654	$41,709		$36,620

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/ reimbursed by investment advisor)	2.02%	2.06%	2.05%	2.06%		2.17%
Expenses (including fees waived/ reimbursed by investment advisor)	2.00%	2.00%	2.00%	2.00%		2.00%
Net investment income/(loss)	(0.62)%	0.09%	(0.06)%	0.00	%(c)	0.11%

PORTFOLIO TURNOVER RATE	36%	33%	37%	46%		37%

(a)	Per share numbers have been calculated using the average shares method.

(b)	Less than $0.005 or ($0.005) per share.

(c)	Less than 0.005% of average net assets.

See Notes to Financial Statements.

88	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Opportunities Fund	Financial Highlights

For a Share Outstanding Throughout the Years Presented

Investor Class	Year Ended April 30, 2021		Year Ended April 30, 2020		Year Ended April 30, 2019		Year Ended April 30, 2018	Year Ended April 30, 2017
NET ASSET VALUE, BEGINNING OF PERIOD	$3.24		$3.48		$3.95		$3.52	$3.01

INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(a)	(0.02)		(0.01	)(b)	(0.00	)(c)	0.00 (c)	(0.00	)(b)(c)
Net realized and unrealized gain/(loss) on investments	2.66		(0.03)		(0.14)		0.65	0.51
Total income/(loss) from investment operations	2.64		(0.04)		(0.14)		0.65	0.51

DISTRIBUTIONS
From net investment income	(0.00	)(c)	–		(0.00	)(c)	–	–
From net realized gain on investments	(0.37)		(0.20)		(0.33)		(0.22)	(0.00	)(c)
Total distributions	(0.37)		(0.20)		(0.33)		(0.22)	(0.00	)(c)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00	(c)	0.00	(c)	0.00	(c)	0.00 (c)	0.00	(c)

INCREASE/DECREASE IN NET ASSET VALUE	2.27		(0.24)		(0.47)		0.43	0.51
NET ASSET VALUE, END OF PERIOD	$5.51		$3.24		$3.48		$3.95	$3.52

TOTAL RETURN	82.94%		(1.73)%		(1.83)%		18.41%	17.09%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$131,739		$92,843		$130,745		$188,379	$166,284

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/ reimbursed by investment advisor)	1.60%		1.61%		1.61%		1.61%	1.61%
Expenses (including fees waived/ reimbursed by investment advisor)	1.51%		1.57%		1.57%		1.55%	1.59%
Net investment income/(loss)	(0.34)%		(0.17)%		(0.12)%		0.03%	(0.06)%

PORTFOLIO TURNOVER RATE	47%		41%		38%		29%	30%

(a)	Per share numbers have been calculated using the average shares method.

(b)	The per share amount does not correspond to activity reflected in the Statement of Operations due to class specific expenses during the period.

(c)	Less than $0.005 or ($0.005) per share.

See Notes to Financial Statements.

Annual Report | April 30, 2021	89

Grandeur Peak Global Opportunities Fund	Financial Highlights

For a Share Outstanding Throughout the Years Presented

Institutional Class	Year Ended April 30, 2021		Year Ended April 30, 2020	Year Ended April 30, 2019	Year Ended April 30, 2018		Year Ended April 30, 2017
NET ASSET VALUE, BEGINNING OF PERIOD	$3.29		$3.52	$4.00	$3.56		$3.03

INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(a)	(0.00	)(b)	0.00 (b)	0.00 (b)	0.01		0.01
Net realized and unrealized gain/(loss) on investments	2.70		(0.03)	(0.14)	0.65		0.52
Total income/(loss) from investment operations	2.70		(0.03)	(0.14)	0.66		0.53

DISTRIBUTIONS
From net investment income	(0.01)		–	(0.01)	(0.00	)(b)	(0.00	)(b)
From net realized gain on investments	(0.37)		(0.20)	(0.33)	(0.22)		(0.00	)(b)
Total distributions	(0.38)		(0.20)	(0.34)	(0.22)		(0.01)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00 (b)		0.00 (b)	0.00 (b)	0.00 (b)		0.00	(b)

INCREASE/DECREASE IN NET ASSET VALUE	2.32		(0.23)	(0.48)	0.44		0.53
NET ASSET VALUE, END OF PERIOD	$5.61		$3.29	$3.52	$4.00		$3.56

TOTAL RETURN	83.44%		(1.42)%	(1.84)%	18.62%		17.81%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$889,823		$470,142	$523,862	$591,470		$532,946

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/ reimbursed by investment advisor)	1.35%		1.37%	1.37%	1.36%		1.37%
Expenses (including fees waived/ reimbursed by investment advisor)	1.27%		1.33%	1.33%	1.31%		1.35%
Net investment income/(loss)	(0.08)%		0.05%	0.13%	0.28%		0.18%

PORTFOLIO TURNOVER RATE	47%		41%	38%	29%		30%

(a)	Per share numbers have been calculated using the average shares method.

(b)	Less than $0.005 or ($0.005) per share.

See Notes to Financial Statements.

90	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Reach Fund	Financial Highlights

For a Share Outstanding Throughout the Years Presented

Investor Class	Year Ended April 30, 2021	Year Ended April 30, 2020		Year Ended April 30, 2019		Year Ended April 30, 2018	Year Ended April 30, 2017
NET ASSET VALUE, BEGINNING OF PERIOD	$14.12	$14.98		$16.97		$14.52	$12.31

INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(a)	(0.07)	(0.01	)(b)	0.01		0.01	0.01
Net realized and unrealized gain/(loss) on investments	10.79	(0.44)		(0.58)		2.66	2.22
Total income/(loss) from investment operations	10.72	(0.45)		(0.57)		2.67	2.23

DISTRIBUTIONS
From net investment income	(0.01)	–		(0.00	)(c)	–	(0.02)
From net realized gain on investments	(1.67)	(0.41)		(1.42)		(0.22)	–
Total distributions	(1.68)	(0.41)		(1.42)		(0.22)	(0.02)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00 (c)	0.00	(c)	0.00	(c)	0.00 (c)	0.00 (c)

INCREASE/DECREASE IN NET ASSET VALUE	9.04	(0.86)		(1.99)		2.45	2.21
NET ASSET VALUE, END OF PERIOD	$23.16	$14.12		$14.98		$16.97	$14.52

TOTAL RETURN	77.38%	(3.31)%		(1.61)%		18.44%	18.11%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$59,164	$40,307		$56,307		$65,923	$67,574

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/reimbursed by investment advisor)	1.52%	1.52%		1.52%		1.52%	1.52%
Expenses (including fees waived/reimbursed by investment advisor)	1.52%	1.52%		1.52%		1.52%	1.52%
Net investment income/(loss)	(0.38)%	(0.04)%		0.05%		0.06%	0.07%

PORTFOLIO TURNOVER RATE	41%	32%		50%		43%	42%

(a)	Per share numbers have been calculated using the average shares method.
(b)	The per share amount does not correspond to activity reflected in the Statement of Operations due to class specific expenses during the period.

(c)	Less than $0.005 or ($0.005) per share.

See Notes to Financial Statements.

Annual Report | April 30, 2021	91

Grandeur Peak Global Reach Fund	Financial Highlights

For a Share Outstanding Throughout the Years Presented

Institutional Class	Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017
NET ASSET VALUE, BEGINNING OF PERIOD	$14.19	$15.04	$17.02	$14.55	$12.33

INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(a)	(0.03)	0.03	0.05	0.04	0.04
Net realized and unrealized gain/(loss) on investments	10.86	(0.45)	(0.58)	2.67	2.22
Total income/(loss) from investment operations	10.83	(0.42)	(0.53)	2.71	2.26

DISTRIBUTIONS
From net investment income	(0.04)	(0.02)	(0.03)	(0.02)	(0.04)
From net realized gain on investments	(1.67)	(0.41)	(1.42)	(0.22)	–
Total distributions	(1.71)	(0.43)	(1.45)	(0.24)	(0.04)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)

INCREASE/DECREASE IN NET ASSET VALUE	9.12	(0.85)	(1.98)	2.47	2.22
NET ASSET VALUE, END OF PERIOD	$23.31	$14.19	$15.04	$17.02	$14.55

TOTAL RETURN	77.81%	(3.09)%	(1.33)%	18.69%	18.36%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$317,828	$200,988	$272,743	$302,269	$258,683

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/reimbursed by investment advisor)	1.27%	1.27%	1.27%	1.28%	1.29%
Expenses (including fees waived/reimbursed by investment advisor)	1.27%	1.27%	1.27%	1.28%	1.29%
Net investment income/(loss)	(0.14)%	0.21%	0.29%	0.27%	0.28%

PORTFOLIO TURNOVER RATE	41%	32%	50%	43%	42%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.

See Notes to Financial Statements.

92	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Stalwarts Fund	Financial Highlights

For a Share Outstanding Throughout the Years Presented

Investor Class	Year Ended April 30, 2021	Year Ended April 30, 2020		Year Ended April 30, 2019	Year Ended April 30, 2018		Year Ended April 30, 2017
NET ASSET VALUE, BEGINNING OF PERIOD	$14.26	$14.83		$15.06	$12.76		$10.85

INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(a)	(0.04)	(0.01	)(b)	0.01	(0.00	)(c)	(0.03)
Net realized and unrealized gain/(loss) on investments	9.72	(0.31)		0.16	2.52		1.95
Total income/(loss) from investment operations	9.68	(0.32)		0.17	2.52		1.92

DISTRIBUTIONS
From net investment income	–	(0.00	)(c)	–	–		(0.01)
From net realized gain on investments	(0.68)	(0.25)		(0.40)	(0.22)		–
Total distributions	(0.68)	(0.25)		(0.40)	(0.22)		(0.01)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00 (c)	0.00	(c)	0.00 (c)	0.00	(c)	0.00 (c)

INCREASE/DECREASE IN NET ASSET VALUE	9.00	(0.57)		(0.23)	2.30		1.91
NET ASSET VALUE, END OF PERIOD	$23.26	$14.26		$14.83	$15.06		$12.76

TOTAL RETURN	68.36%	(2.22)%		1.78%	19.79%		17.70%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$103,891	$85,310		$90,400	$92,552		$61,212

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/ reimbursed by investment advisor)	1.21%	1.24%		1.27%	1.35%		1.41%
Expenses (including fees waived/ reimbursed by investment advisor)	1.21%	1.24%		1.27%	1.35%		1.35%
Net investment income/(loss)	(0.23)%	(0.10)%		0.05%	(0.03)%		(0.23)%

PORTFOLIO TURNOVER RATE	50%	50%		52%	30%		32%

(a)	Per share numbers have been calculated using the average shares method.
(b)	The per share amount does not correspond to activity reflected in the Statement of Operations due to class specific expenses during the period.

(c)	Less than $0.005 or ($0.005) per share.

See Notes to Financial Statements.

Annual Report | April 30, 2021	93

Grandeur Peak Global Stalwarts Fund	Financial Highlights

For a Share Outstanding Throughout the Years Presented

Institutional Class	Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017
NET ASSET VALUE, BEGINNING OF PERIOD	$14.37	$14.93	$15.14	$12.79	$10.87

INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)	0.01	0.03	0.04	0.03	0.01 (b)
Net realized and unrealized gain/(loss) on investments	9.80	(0.31)	0.17	2.54	1.93
Total income/(loss) from investment operations	9.81	(0.28)	0.21	2.57	1.94

DISTRIBUTIONS
From net investment income	–	(0.03)	(0.02)	–	(0.02)
From net realized gain on investments	(0.68)	(0.25)	(0.40)	(0.22)	–
Total distributions	(0.68)	(0.28)	(0.42)	(0.22)	(0.02)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)

INCREASE/DECREASE IN NET ASSET VALUE	9.13	(0.56)	(0.21)	2.35	1.92
NET ASSET VALUE, END OF PERIOD	$23.50	$14.37	$14.93	$15.14	$12.79

TOTAL RETURN	68.74%	(2.05)%	2.08%	20.14%	17.92%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$263,711	$119,600	$108,934	$95,533	$47,811

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/ reimbursed by investment advisor)	0.96%	0.99%	1.02%	1.10%	1.17%
Expenses (including fees waived/ reimbursed by investment advisor)	0.96%	0.99%	1.02%	1.10%	1.10%
Net investment income	0.06%	0.17%	0.27%	0.24%	0.05%

PORTFOLIO TURNOVER RATE	50%	50%	52%	30%	32%

(a)	Per share numbers have been calculated using the average shares method.
(b)	The per share amount does not correspond to activity reflected in the Statement of Operations due to class specific expenses during the period.

(c)	Less than $0.005 or ($0.005) per share.

See Notes to Financial Statements.

94	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak International Opportunities Fund	Financial Highlights

For a Share Outstanding Throughout the Years Presented

Investor Class	Year Ended April 30, 2021	Year Ended April 30, 2020		Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017
NET ASSET VALUE, BEGINNING OF PERIOD	$3.04	$3.34		$4.10	$3.55	$3.09

INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(a)	(0.01)	0.00	(b)	0.00 (b)	0.01	0.01
Net realized and unrealized gain/(loss) on investments	2.30	(0.18)		(0.38)	0.68	0.52
Total income/(loss) from investment operations	2.29	(0.18)		(0.38)	0.69	0.53

DISTRIBUTIONS
From net investment income	(0.01)	(0.00	)(b)	(0.01)	(0.01)	(0.02)
From net realized gain on investments	(0.15)	(0.12)		(0.37)	(0.13)	(0.05)
Total distributions	(0.16)	(0.12)		(0.38)	(0.14)	(0.07)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00 (b)	0.00	(b)	0.00 (b)	0.00 (b)	0.00 (b)

INCREASE/DECREASE IN NET ASSET VALUE	2.13	(0.30)		(0.76)	0.55	0.46
NET ASSET VALUE, END OF PERIOD	$5.17	$3.04		$3.34	$4.10	$3.55

TOTAL RETURN	75.87%	(5.79)%		(7.40)%	19.30%	17.50%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$69,041	$41,351		$58,070	$78,686	$78,403

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/ reimbursed by investment advisor)	1.60%	1.61%		1.62%	1.61%	1.61%
Expenses (including fees waived/ reimbursed by investment advisor)	1.53%	1.58%		1.57%	1.55%	1.58%
Net investment income/(loss)	(0.27)%	0.01%		0.11%	0.31%	0.16%

PORTFOLIO TURNOVER RATE	36%	27%		34%	26%	30%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.

See Notes to Financial Statements.

Annual Report | April 30, 2021	95

Grandeur Peak International Opportunities Fund	Financial Highlights

For a Share Outstanding Throughout the Years Presented

Institutional Class	Year Ended April 30, 2021		Year Ended April 30, 2020	Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017
NET ASSET VALUE, BEGINNING OF PERIOD	$3.06		$3.36	$4.12	$3.57	$3.11

INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(a)	(0.00	)(b)	0.01	0.01	0.02	0.01
Net realized and unrealized gain/(loss) on investments	2.31		(0.18)	(0.38)	0.67	0.52
Total income/(loss) from investment operations	2.31		(0.17)	(0.37)	0.69	0.53

DISTRIBUTIONS
From net investment income	(0.01)		(0.01)	(0.02)	(0.01)	(0.02)
From net realized gain on investments	(0.15)		(0.12)	(0.37)	(0.13)	(0.05)
Total distributions	(0.16)		(0.13)	(0.39)	(0.14)	(0.07)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00	(b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)

INCREASE/DECREASE IN NET ASSET VALUE	2.15		(0.30)	(0.76)	0.55	0.46
NET ASSET VALUE, END OF PERIOD	$5.21		$3.06	$3.36	$4.12	$3.57

TOTAL RETURN	76.29%		(5.60)%	(7.19)%	19.38%	17.59%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$904,059		$473,820	$653,241	$813,322	$698,504

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/ reimbursed by investment advisor)	1.36%		1.37%	1.37%	1.37%	1.37%
Expenses (including fees waived/ reimbursed by investment advisor)	1.28%		1.34%	1.32%	1.30%	1.34%
Net investment income/(loss)	(0.02)%		0.24%	0.41%	0.54%	0.42%

PORTFOLIO TURNOVER RATE	36%		27%	34%	26%	30%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.

See Notes to Financial Statements.

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Grandeur Peak International Stalwarts Fund	Financial Highlights

For a Share Outstanding Throughout the Years Presented

Investor Class	Year Ended April 30, 2021		Year Ended April 30, 2020	Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017
NET ASSET VALUE, BEGINNING OF PERIOD	$14.40		$14.70	$15.53	$13.04	$11.02

INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(a)	(0.00	)(b)	0.01	0.04	0.05	0.02
Net realized and unrealized gain/(loss) on investments	9.70		(0.29)	(0.53)	2.62	2.03
Total income/(loss) from investment operations	9.70		(0.28)	(0.49)	2.67	2.05

DISTRIBUTIONS
From net investment income	–		(0.02)	(0.05)	–	(0.03)
From net realized gain on investments	(0.05)		–	(0.29)	(0.18)	–
Total distributions	(0.05)		(0.02)	(0.34)	(0.18)	(0.03)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00	(b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)

INCREASE/DECREASE IN NET ASSET VALUE	9.65		(0.30)	(0.83)	2.49	2.02
NET ASSET VALUE, END OF PERIOD	$24.05		$14.40	$14.70	$15.53	$13.04

TOTAL RETURN	67.36%		(1.91)%	(2.69)%	20.50%	18.68%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$67,688		$82,289	$72,204	$52,478	$31,045

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/ reimbursed by investment advisor)	1.15%		1.17%	1.19%	1.19%	1.27%
Expenses (including fees waived/ reimbursed by investment advisor)	1.15%		1.17%	1.19%	1.19%	1.27%
Net investment income/(loss)	(0.01)%		0.04%	0.26%	0.33%	0.19%

PORTFOLIO TURNOVER RATE	33%		32%	42%	24%	37%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.

See Notes to Financial Statements.

Annual Report | April 30, 2021	97

Grandeur Peak International Stalwarts Fund	Financial Highlights

For a Share Outstanding Throughout the Years Presented

Institutional Class	Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017
NET ASSET VALUE, BEGINNING OF PERIOD	$14.46	$14.74	$15.57	$13.06	$11.03

INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)	0.06	0.05	0.07	0.08	0.04
Net realized and unrealized gain/(loss) on investments	9.75	(0.29)	(0.54)	2.63	2.04
Total income/(loss) from investment operations	9.81	(0.24)	(0.47)	2.71	2.08

DISTRIBUTIONS
From net investment income	(0.03)	(0.04)	(0.07)	(0.02)	(0.05)
From net realized gain on investments	(0.05)	–	(0.29)	(0.18)	–
Total distributions	(0.08)	(0.04)	(0.36)	(0.20)	(0.05)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)

INCREASE/DECREASE IN NET ASSET VALUE	9.73	(0.28)	(0.83)	2.51	2.03
NET ASSET VALUE, END OF PERIOD	$24.19	$14.46	$14.74	$15.57	$13.06

TOTAL RETURN	67.84%	(1.63)%	(2.50)%	20.79%	18.96%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$1,966,043	$870,916	$561,100	$496,358	$265,393

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/ reimbursed by investment advisor)	0.90%	0.92%	0.94%	0.94%	1.02%
Expenses (including fees waived/ reimbursed by investment advisor)	0.90%	0.92%	0.94%	0.94%	1.02%
Net investment income	0.31%	0.32%	0.51%	0.57%	0.37%

PORTFOLIO TURNOVER RATE	33%	32%	42%	24%	37%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.

See Notes to Financial Statements.

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Grandeur Peak US Stalwarts Fund	Financial Highlights

For a Share Outstanding Throughout the Year or Period Presented

Institutional Class	Year Ended April 30, 2021		For the Period March 20, 2020 (Commencement of Operations) to April 30, 2020
NET ASSET VALUE, BEGINNING OF PERIOD	$13.15		$10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(a)	(0.06)		(0.01)
Net realized and unrealized gain on investments	9.73		3.16
Total income from investment operations	9.67		3.15

DISTRIBUTIONS
From net investment income	(0.00	)(b)	–
From net realized gain on investments	(0.11)		–
Total distributions	(0.11)		–

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00	(b)	0.00	(b)

INCREASE IN NET ASSET VALUE	9.56		3.15
NET ASSET VALUE, END OF PERIOD	$22.71		$13.15

TOTAL RETURN	73.67%		31.50	%(c)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$126,106		$9,421

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/ reimbursed by investment advisor)	1.11%		6.23	%(d)(e)
Expenses (including fees waived/ reimbursed by investment advisor)	1.00%		1.00	%(d)(e)
Net investment income/(loss)	(0.31)%		(0.53	)%(d)

PORTFOLIO TURNOVER RATE	24%		2	%(c)

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.
(c)	Not Annualized.
(d)	Annualized.
(e)	Expense ratios during startup periods may not be representative of longer term operating periods.

See Notes to Financial Statements.

Annual Report | April 30, 2021	99

Grandeur Peak Funds®	Notes to Financial Statements

April 30, 2021

1. ORGANIZATION

Financial Investors Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). As of April 30, 2021, the Trust consists of multiple separate portfolios or series. This annual report describes the Grandeur Peak Emerging Markets Opportunities Fund, Grandeur Peak Global Contrarian Fund, Grandeur Peak Global Micro Cap Fund, Grandeur Peak Global Opportunities Fund, Grandeur Peak Global Reach Fund, Grandeur Peak Global Stalwarts Fund, Grandeur Peak International Opportunities Fund, Grandeur Peak International Stalwarts Fund and Grandeur Peak US Stalwarts Fund (individually a “Fund” and collectively, the “Funds”). The Funds seek long-term growth of capital. The Funds offer Investor Class (except the Grandeur Peak Global Contrarian Fund, Grandeur Peak Global Micro Cap Fund and Grandeur Peak US Stalwarts Fund) and Institutional Class shares.

2. SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The Funds are considered an investment company for financial reporting purposes under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946. The following is a summary of significant accounting policies consistently followed by the Funds in preparation of their financial statements.

Investment Valuation: The Funds generally value their securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

For equity securities and mutual funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day. Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies, which are priced as equity securities.

Equity securities that are primarily traded on foreign securities exchanges are valued at the closing values of such securities on their respective foreign exchanges, except when an event occurs subsequent to the close of the foreign exchange and the close of the NYSE that was likely to have changed such value. In such an event, the fair value of those securities are determined in good faith through consideration of other factors in accordance with procedures established by and under the general supervision of the Board of Trustees of the Trust (the “Board” or the “Trustees”). The Funds will use a fair valuation model provided by an independent pricing service, which is intended to reflect fair value when a security’s value or a meaningful portion of each Fund’s portfolio is believed to have been materially affected by a valuation event that has occurred between the close of the exchange or market on which the security is traded and the close of the regular trading day on the NYSE. The Funds’ valuation procedures set forth certain triggers which instruct when to use the fair valuation model.

Corporate bonds are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Forward currency exchange contracts have a fair value determined by the prevailing foreign currency exchange daily rates and current foreign currency exchange forward rates. The foreign currency exchange forward rates are calculated using an automated system that estimates rates on the basis of the current day foreign currency exchange rates and forward foreign currency exchange rates supplied by a pricing service.

When such prices or quotations are not available, or when Grandeur Peak Global Advisors, LLC (the “Adviser” or “Grandeur Peak”) believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

Fair Value Measurements: The Funds disclose the classification of their fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

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Grandeur Peak Funds®	Notes to Financial Statements

April 30, 2021

Various inputs are used in determining the value of the Funds’ investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 – Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

Level 2 – Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 – Significant unobservable prices or inputs (including the Funds’ own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of each Fund’s investments in the fair value hierarchy as of April 30, 2021:

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Grandeur Peak Emerging Markets Opportunities Fund
Common Stocks*	$619,889,078	–	–	$619,889,078
Total	$619,889,078	$–	$–	$619,889,078

*	For a detailed country breakdown, see the accompanying Portfolio of Investments.

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Grandeur Peak Global Contrarian Fund
Common Stocks*	$47,985,217	–	–	$47,985,217
Total	$47,985,217	$–	$–	$47,985,217

*	For a detailed country breakdown, see the accompanying Portfolio of Investments.

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Grandeur Peak Global Micro Cap Fund
Common Stocks
New Zealand	$240,710	$–	$–	$240,710
Other*	69,890,531	–	–	69,890,531
Total	$70,131,241	$–	$–	$70,131,241

*	For a detailed country breakdown, see the accompanying Portfolio of Investments.

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Grandeur Peak Global Opportunities Fund
Common Stocks
New Zealand	$–	$–	$1	$1
Other*	1,015,643,492	–	–	1,015,643,492
Preferred Stocks*	–	–	4,252,160	4,252,160
Total	$1,015,643,492	$–	$4,252,161	$1,019,895,653

*	For a detailed country breakdown, see the accompanying Portfolio of Investments.

Annual Report | April 30, 2021	101

Grandeur Peak Funds®	Notes to Financial Statements

April 30, 2021

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Grandeur Peak Global Reach Fund
Common Stocks
New Zealand	$1,568,742	$–	$–	$1,568,742
Spain	–	–	–	–
United States	103,098,256	–	1,000,000	104,098,256
Other*	266,927,233	–	–	266,927,233
Preferred Stocks*	–	–	2,016,652	2,016,652
Total	$371,594,231	$–	$3,016,652	$374,610,883

*	For a detailed country breakdown, see the accompanying Portfolio of Investments.

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Grandeur Peak Global Stalwarts Fund
Common Stocks
United States	$152,051,235	$–	$1,300,000	$153,351,235
Other*	210,197,652	–	–	210,197,652
Preferred Stocks*	–	–	1,067,528	1,067,528
Total	$362,248,887	$–	$2,367,528	$364,616,415

*	For a detailed country breakdown, see the accompanying Portfolio of Investments.

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Grandeur Peak International Opportunities Fund
Common Stocks
New Zealand	$–	$–	$1	$1
Other*	944,384,144	–	–	944,384,144
Total	$944,384,144	$–	$1	$944,384,145

*	For a detailed country breakdown, see the accompanying Portfolio of Investments.

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Grandeur Peak International Stalwarts Fund
Common Stocks*	2,011,489,225	–	–	2,011,489,225
Total	$2,011,489,225	$–	$–	$2,011,489,225

*	For a detailed country breakdown, see the accompanying Portfolio of Investments.

102	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Funds®	Notes to Financial Statements

April 30, 2021

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Grandeur Peak US Stalwarts Fund
Common Stocks
United States	$109,871,553	$–	$700,000	$110,571,553
Other*	13,961,413	–	–	13,961,413
Total	$123,832,966	$–	$700,000	$124,532,966

*	For a detailed country breakdown, see the accompanying Portfolio of Investments.

The following is a reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Grandeur Peak Emerging Markets Opportunities Fund	Common Stock	Total
Balance as of April 30, 2020	$7,060	$7,060
Accrued discount/ premium	–	–
Realized Gain/(Loss)	–	–
Change in Unrealized Appreciation/(Depreciation)	(7,060)	(7,060)
Purchases	–	–
Sales Proceeds	–	–
Transfer into Level 3	–	–
Transfer out of Level 3	–	–
Balance as of April 30, 2021	$–	$–
Net change in unrealized appreciation/(depreciation) included in the Statements of Operations attributable to Level 3 investments held at April 30, 2021	$–	$–

Grandeur Peak Global Micro Cap Fund	Common Stock	Total
Balance as of April 30, 2020	$–	$–
Accrued discount/ premium	–	–
Realized Gain/(Loss)	–	–
Change in Unrealized Appreciation/(Depreciation)	–	–
Purchases	–	–
Sales Proceeds	–	–
Transfer into Level 3	–	–
Transfer out of Level 3	–
Balance as of April 30, 2021	$–	$–
Net change in unrealized appreciation/(depreciation) included in the Statements of Operations attributable to Level 3 investments held at April 30, 2021	$–	$–

Annual Report | April 30, 2021	103

Grandeur Peak Funds®	Notes to Financial Statements

April 30, 2021

Grandeur Peak Global Opportunities Fund	Common Stock	Preferred Stocks	Total
Balance as of April 30, 2020	$1	$2,022,675	$2,022,676
Accrued discount/ premium	–	–	–
Realized Gain/(Loss)	–	–	–
Change in Unrealized Appreciation/(Depreciation)	–	2,229,485	2,229,485
Purchases	–	–	–
Sales Proceeds	–	–	–
Transfer into Level 3	–	–	–
Transfer out of Level 3	–	–	–
Balance as of April 30, 2021	$1	$4,252,160	$4,252,161
Net change in unrealized appreciation/(depreciation) included in the Statements of Operations attributable to Level 3 investments held at April 30, 2021	$–	$2,329,024	$2,329,024

Grandeur Peak Global Reach Fund	Common Stock	Preferred Stocks	Total
Balance as of April 30, 2020	$–	$959,285	$959,285
Accrued discount/ premium	–	–	–
Realized Gain/(Loss)	–	–	–
Change in Unrealized Appreciation/(Depreciation)	–	1,057,367	1,057,367
Purchases	1,000,000	–	1,000,000
Sales Proceeds	–	–	–
Transfer into Level 3	–	–	–
Transfer out of Level 3	–	–	–
Balance as of April 30, 2021	$1,000,000	$2,016,652	$3,016,652
Net change in unrealized appreciation/(depreciation) included in the Statements of Operations attributable to Level 3 investments held at April 30, 2021	$–	$1,104,575	$1,104,575

Grandeur Peak Global Stalwarts Fund	Common Stock	Preferred Stocks	Total
Balance as of April 30, 2020	$–	$507,803	$507,803
Accrued discount/ premium	–	–	–
Realized Gain/(Loss)	–	–	–
Change in Unrealized Appreciation/(Depreciation)	–	559,725	559,725
Purchases	1,300,000	–	1,300,000
Sales Proceeds	–	–	–
Transfer into Level 3	–	–	–
Transfer out of Level 3	–	–	–
Balance as of April 30, 2021	$1,300,000	$1,067,528	$2,367,528
Net change in unrealized appreciation/(depreciation) included in the Statements of Operations attributable to Level 3 investments held at April 30, 2021	$–	$584,715	$584,715

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Grandeur Peak Funds®	Notes to Financial Statements

April 30, 2021

Grandeur Peak International Opportunities Fund	Common Stock	Total
Balance as of April 30, 2020	$1	$1
Accrued discount/ premium	–	–
Realized Gain/(Loss)	–	–
Change in Unrealized Appreciation/(Depreciation)	–	–
Purchases	–	–
Sales Proceeds	–	–
Transfer into Level 3	–	–
Transfer out of Level 3	–	–
Balance as of April 30, 2021	$1	$1
Net change in unrealized appreciation/(depreciation) included in the Statements of Operations attributable to Level 3 investments held at April 30, 2021	$–	$–

Grandeur Peak US Stalwarts Fund	Common Stock	Total
Balance as of April 30, 2020	$–	$–
Accrued discount/ premium	–	–
Realized Gain/(Loss)	–	–
Change in Unrealized Appreciation/(Depreciation)	–	–
Purchases	700,000	700,000
Sales Proceeds	–	–
Transfer into Level 3	–	–
Transfer out of Level 3	–	–
Balance as of April 30, 2021	$700,000	$700,000
Net change in unrealized appreciation/(depreciation) included in the Statements of Operations attributable to Level 3 investments held at April 30, 2021	$–	$–

Change in unrealized appreciation/depreciation on Level 3 securities is included on the Statements of Operations under Net change in unrealized appreciation/(depreciation) on investments. Realized gain/(loss) on Level 3 securities is included on the Statements of Operations under Net realized gain/(loss) on investments.

The table below provides additional information about the Level 3 Fair Value Measurements as of April 30, 2021:

Quantitative Information about Level 3 Fair Value Measurements

Grandeur Peak Global Opportunities Fund

Asset Class	Fair Value (USD) at 04/30/2021	Valuation Technique	Unobservable Inputs(a)	Value/Range
Preferred Stocks	$4,252,160	Market Approach	Enterprise Value-to-Sales Multiple	16.84x

Grandeur Peak Global Reach Fund

Asset Class	Fair Value (USD) at 04/30/2021	Valuation Technique	Unobservable Inputs(a)	Value/Range
Private Investment Funds	$1,000,000	Cost/Third-Party Valuation	Third-Party Valuation	Cost
Preferred Stocks	2,016,652	Market Approach	Enterprise Value-to-Sales Multiple	16.84x

Grandeur Peak Global Stalwarts Fund

Asset Class	Fair Value (USD) at 04/30/2021	Valuation Technique	Unobservable Inputs(a)	Value/Range
Private Investment Funds	$1,300,000	Cost/Third-Party Valuation	Third-Party Valuation	Cost
Preferred Stocks	1,067,528	Market Approach	Enterprise Value-to-Sales Multiple	16.84x

Annual Report | April 30, 2021	105

Grandeur Peak Funds®	Notes to Financial Statements

April 30, 2021

Grandeur Peak US Stalwarts Fund

Asset Class	Fair Value (USD) at 04/30/2021	Valuation Technique	Unobservable Inputs(a)	Value/Range
Private Investment Funds	$700,000	Cost/Third-Party Valuation	Third-Party Valuation	Cost

(a)	A change to the unobservable input may result in a significant change to the value of the investment as follows:

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Enterprise Value-to-Sales Multiple	Increase	Decrease
Third-Party Valuation	Increase	Decrease

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Realized gains and losses from investment transactions are reported on an identified cost which is the same basis the Fund uses for federal income tax purposes. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned. Dividend income is recognized on the ex-dividend date or for certain foreign securities, as soon as information is available to the Funds. All of the realized and unrealized gains and losses and net investment income, are allocated daily to each class in proportion to its average daily net assets.

Cash Management Transactions: The Funds subscribe to the Brown Brothers Harriman & Co. (“BBH”) Cash Management Service (“CMS”), whereby cash balances are automatically swept into overnight offshore demand deposits with either the BBH Grand Cayman branch or a branch of a pre-approved commercial bank. This fully automated program allows the Funds to earn interest on cash balances. Excess cash with deposit institutions domiciled outside of the U.S. are subject to sovereign actions in the jurisdiction of the deposit institution including, but not limited to, freeze, seizure or diminution. Cash balances in the BBH CMS are included on the Statements of Assets and Liabilities under Cash and Foreign Cash, at Value. As of April 30, 2021, the Funds had the following cash balances participating in the BBH CMS:

Fund
Grandeur Peak Emerging Markets Opportunities Fund	$20,875,908
Grandeur Peak Global Contrarian Fund	1,608,194
Grandeur Peak Global Micro Cap Fund	432,695
Grandeur Peak Global Opportunities Fund	3,436,884
Grandeur Peak Global Reach Fund	2,684,912
Grandeur Peak Global Stalwarts Fund	3,325,090
Grandeur Peak International Opportunities Fund	28,656,864
Grandeur Peak International Stalwarts Fund	23,845,122
Grandeur Peak US Stalwarts Fund	1,778,493

As of April 30, 2021, the Funds had the following foreign cash balances participating in the BBH CMS (cost and value of foreign cash balances are equal):

Fund
Grandeur Peak Emerging Markets Opportunities Fund	$1
Grandeur Peak Global Contrarian Fund	–
Grandeur Peak Global Micro Cap Fund	11,025
Grandeur Peak Global Opportunities Fund	62,027
Grandeur Peak Global Reach Fund	17,255
Grandeur Peak Global Stalwarts Fund	11,333
Grandeur Peak International Opportunities Fund	49,149
Grandeur Peak International Stalwarts Fund	101,391
Grandeur Peak US Stalwarts Fund	–

Short Sales: The Funds may make short sales of securities consistent with their strategies. A short sale is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline.

When a Fund makes a short sale, it must borrow the security sold short and deliver it to the broker dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities.

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Grandeur Peak Funds®	Notes to Financial Statements

April 30, 2021

If the price of the security sold short increases between the time of the short sale and the time that a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent that a Fund engages in short sales, it will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of segregated or “earmarked” assets determined to be liquid in accordance with procedures established by the Board and that is equal to the current market value of the securities sold short, or will ensure that such positions are covered by “offsetting” positions, until the Fund replaces the borrowed security. A short sale is “against the box” to the extent that the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. The Fund may engage in short selling to the extent permitted by the federal securities laws and rules and interpretations thereunder. To the extent a Fund engages in short selling in foreign (non-U.S.) jurisdictions, the Fund will do so to the extent permitted by the laws and regulations of such jurisdiction.

Foreign Securities: The Funds may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible reevaluation of currencies, the inability to repatriate foreign currency, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE (normally, 4:00 p.m. Eastern Time). The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Foreign Currency Spot Contracts: The Funds may enter into foreign currency spot contracts to facilitate transactions in foreign securities or to convert foreign currency receipts into U.S. dollars. A foreign currency spot contract is an agreement between two parties to buy and sell currencies at the current market rate, for settlement generally within two business days. The U.S. dollar value of the contracts is determined using current currency exchange rates supplied by a pricing service.

The contract is marked-to-market daily for settlements beyond one day and any change in market value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value on the open and close date. Losses may arise from changes in the value of the foreign currency, or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Special Purpose Vehicle: The Funds may invest in a Special Purpose Vehicle (a “SPV”). A SPV is a separate legal entity created by an organization. The SPV is a distinct company with its own assets and liabilities, as well as its own legal status. Usually, they are created for a specific objective, often to isolate financial risk. As it is a separate legal entity, if the parent company goes bankrupt, the special purpose vehicle can carry on.

Trust Expenses: Some expenses of the Trust can be directly attributed to the Funds. Expenses which cannot be directly attributed to the Funds are apportioned among all funds in the Trust based on average net assets of each fund.

Fund and Class Expenses: Expenses that are specific to a Fund or class of shares of a Fund, including distribution fees (Rule 12b-1 fees), are charged directly to that Fund or share class. Expenses that are common to all Funds generally are allocated among the Funds in proportion to their average daily net assets.

Federal Income Taxes: The Funds comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and intend to distribute substantially all of their net taxable income and net capital gains, if any, each year so that it will not be subject to excise tax on undistributed income and gains. The Funds are not subject to income taxes to the extent such distributions are made.

As of and during the year ended April 30, 2021, the Funds had a liability for unrecognized capital gains tax. These amounts are disclosed as Foreign Capital Gains Tax on the Statements of Assets and Liabilities. The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Annual Report | April 30, 2021	107

Grandeur Peak Funds®	Notes to Financial Statements

April 30, 2021

Distributions to Shareholders: Each Fund normally pays dividends and distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from dividends and other income each Fund receives from their investments, including short term capital gains. Long term capital gain distributions are derived from gains realized when each Fund sells a security it has owned for more than a year. Each Fund may make additional distributions and dividends at other times if the portfolio manager believes doing so may be necessary for each Fund to avoid or reduce taxes. The Funds intend to pass through foreign tax credits to shareholders.

Epidemic and Pandemic Risk: Certain countries have been susceptible to epidemics, most recently COVID-19, which has been designated as a pandemic by world health authorities. The outbreak of such epidemics, together with any resulting restrictions on travel or quarantines imposed, could have a negative impact on the economy and business activity globally (including in the countries in which we invest), and thereby could adversely affect the performance of our investments. Furthermore, the rapid development of epidemics could preclude prediction as to their ultimate adverse impact on economic and market conditions, and, as a result, present material uncertainty and risk with respect to us and the performance of our investments.

Libor Risk: In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (“ASU”) No. 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The Funds’ investments, payment obligations, and financing terms may be based on floating rates, such as the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. On November 30, 2020, the administrator of LIBOR announced its intention to delay the phase out of the majority of the U.S. dollar LIBOR publications until June 30, 2023, with the remainder of LIBOR publications to still end at the end of 2020.

3. TAX BASIS INFORMATION

Reclassifications: As of April 30, 2021, permanent differences in book and tax accounting were reclassified. These differences had no effect on net assets and are primarily attributed to tax equalization. The reclassifications were as follows:

Fund	Paid-in Capital	Distributable earnings
Grandeur Peak Emerging Markets Opportunities Fund	$908,610	$(908,610)
Grandeur Peak Global Contrarian Fund	18,278	(18,278)
Grandeur Peak Global Micro Cap Fund	84,819	(84,819)
Grandeur Peak Global Opportunities Fund	6,259,692	(6,259,692)
Grandeur Peak Global Reach Fund	2,514,561	(2,514,561)
Grandeur Peak Global Stalwarts Fund	2,817,294	(2,817,294)
Grandeur Peak International Opportunities Fund	3,689,131	(3,689,131)
Grandeur Peak International Stalwarts Fund	3,804,035	(3,804,035)
Grandeur Peak US Stalwarts Fund	55,230	(55,230)

Tax Basis of Investments: As of April 30, 2021, the aggregate cost of investments, gross unrealized appreciation/(depreciation) and net unrealized appreciation/(depreciation) for Federal tax purposes was as follows:

Fund	Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Appreciation/ (Depreciation) of Foreign Currency	Net Unrealized Appreciation/ (Depreciation)	Cost of Investments for Income Tax Purposes
Grandeur Peak Emerging Markets Opportunities Fund	$241,788,096	$(24,738,694)	$(4,773,673)	$212,275,729	$402,839,676
Grandeur Peak Global Contrarian Fund	7,585,826	(866,694)	(66,358)	6,652,774	41,266,085
Grandeur Peak Global Micro Cap Fund	28,286,039	(1,678,943)	(292,592)	26,314,504	43,524,145
Grandeur Peak Global Opportunities Fund	421,928,259	(15,823,997)	(2,273,634)	403,830,628	613,791,391
Grandeur Peak Global Reach Fund	163,965,101	(8,769,509)	(758,981)	154,436,611	219,415,291
Grandeur Peak Global Stalwarts Fund	140,478,431	(5,298,522)	(509,160)	134,670,749	229,436,506
Grandeur Peak International Opportunities Fund	397,023,499	(19,288,659)	(2,110,972)	375,623,868	566,649,305
Grandeur Peak International Stalwarts Fund	731,441,927	(31,131,038)	(3,696,596)	696,614,293	1,311,178,336
Grandeur Peak US Stalwarts Fund	22,236,197	(1,811,313)	(5)	20,424,879	104,108,082

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Grandeur Peak Funds®	Notes to Financial Statements

April 30, 2021

Components of Earnings: As of April 30, 2021, components of distributable earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Accumulated Capital Gains/(Losses)	Other Accumulated Gain/(Loss)	Net Unrealized Appreciation/ (Depreciation) on Investments and Foreign Currency	Total Distributable Earnings
Grandeur Peak Emerging Markets Opportunities Fund	$–	$34,432,255	$(88,462)	$212,275,729	$246,619,522
Grandeur Peak Global Contrarian Fund	1,686,392	880,802	1,593	6,652,774	9,221,561
Grandeur Peak Global Micro Cap Fund	771,278	3,381,427	–	26,314,504	30,467,209
Grandeur Peak Global Opportunities Fund	13,505,060	90,794,975	181	403,830,628	508,130,844
Grandeur Peak Global Reach Fund	5,530,237	31,516,413	4,767	154,436,611	191,488,028
Grandeur Peak Global Stalwarts Fund	4,870,113	17,761,173	1,880	134,670,749	157,303,915
Grandeur Peak International Opportunities Fund	9,440,901	59,100,445	3,755	375,623,868	444,168,969
Grandeur Peak International Stalwarts Fund	2,961,464	62,138,698	7,005	696,614,293	761,721,460
Grandeur Peak US Stalwarts Fund	1,620,641	–	–	20,424,879	22,045,520

Tax Basis of Distributions to Shareholders: The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain were recorded by the Funds.

The tax character of distributions paid by the Funds for the fiscal year ended April 30, 2021 were as follows:

Fund	Ordinary Income	Long-Term Capital Gain
Grandeur Peak Emerging Markets Opportunities Fund	$208,905	$588,486
Grandeur Peak Global Contrarian Fund	409,394	–
Grandeur Peak Global Micro Cap Fund	870,224	3,187,700
Grandeur Peak Global Opportunities Fund	7,761,520	56,202,500
Grandeur Peak Global Reach Fund	2,560,410	23,014,944
Grandeur Peak Global Stalwarts Fund	1,116,972	8,533,427
Grandeur Peak International Opportunities Fund	3,394,873	25,974,822
Grandeur Peak International Stalwarts Fund	2,036,831	3,581,302
Grandeur Peak US Stalwarts Fund	267,443	401

The tax character of distributions paid by the Funds for the fiscal year ended April 30, 2020 were as follows:

Fund	Ordinary Income	Long-Term Capital Gain
Grandeur Peak Emerging Markets Opportunities Fund	$995,004	$–
Grandeur Peak Global Contrarian Fund	19,023	–
Grandeur Peak Global Micro Cap Fund	25,741	224,541
Grandeur Peak Global Opportunities Fund	–	36,811,507
Grandeur Peak Global Reach Fund	805,795	7,326,729
Grandeur Peak Global Stalwarts Fund	179,533	3,176,422
Grandeur Peak International Opportunities Fund	1,679,453	22,643,239
Grandeur Peak International Stalwarts Fund	2,114,879	–
Grandeur Peak US Stalwarts Fund	–	–

Annual Report | April 30, 2021	109

Grandeur Peak Funds®	Notes to Financial Statements

April 30, 2021

The following Funds utilized capital losses carried forward from the prior fiscal year during the year ending April 30, 2021, in the amounts as specified below:

Fund	Capital Losses Recognized
Grandeur Peak Emerging Markets Opportunities Fund	$9,299,583
Grandeur Peak International Stalwarts Fund	1,550,827

The following Funds elect to defer to the period ending April 30, 2022, late year ordinary losses in the amount of:

Fund	Ordinary Losses Recognized
Grandeur Peak Emerging Markets Opportunities Fund	$90,862

4. SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales of securities (excluding short term securities) during the year ended April 30, 2021 were as follows:

Fund	Purchases of Securities	Proceeds From Sales of Securities
Grandeur Peak Emerging Markets Opportunities Fund	$172,728,334	$182,442,719
Grandeur Peak Global Contrarian Fund	39,768,491	11,429,299
Grandeur Peak Global Micro Cap Fund	26,529,378	16,552,346
Grandeur Peak Global Opportunities Fund	365,753,616	370,512,393
Grandeur Peak Global Reach Fund	122,937,328	153,200,491
Grandeur Peak Global Stalwarts Fund	161,498,988	139,818,851
Grandeur Peak International Opportunities Fund	290,263,968	261,523,409
Grandeur Peak International Stalwarts Fund	856,614,226	478,791,827
Grandeur Peak US Stalwarts Fund	105,243,527	10,821,160

5. SHARES OF BENEFICIAL INTEREST

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. Holders of the shares of the Funds of the Trust have one vote for each share held and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are transferable and redeemable at the option of the shareholder. Purchasers of the share do not have any obligation to make payments to the Trust or its creditors solely by reason of the purchasers’ ownership of the shares. Shares have no pre-emptive rights.

Shares redeemed within 60 days of purchase may incur a 2% short-term redemption fee deducted from the redemption amount. For the year ended April 30, 2021 and the year ended April 30, 2020, the redemption fees charged by the Funds are presented in the Statements of Changes in Net Assets.

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Grandeur Peak Funds®	Notes to Financial Statements

April 30, 2021

6. MANAGEMENT AND RELATED-PARTY TRANSACTIONS

The Adviser, subject to the authority of the Board, is responsible for the overall management and administration of the Funds’ business affairs. The Adviser manages the investments of the Funds in accordance with the Funds’ investment objective, policies and limitations and investment guidelines established jointly by the Adviser and the Trustees. Pursuant to the Advisory Agreement, (the “Advisory Agreement”), each Fund pays the Adviser an annual management fee based on each Fund’s average daily net assets. The management fee is paid on a monthly basis. The following table reflects the Funds’ advisory fee rates.

Fund	Advisory Fee
Grandeur Peak Emerging Markets Opportunities Fund	1.35%
Grandeur Peak Global Contrarian Fund	1.00%
Grandeur Peak Global Opportunities Fund	1.25%
Grandeur Peak Global Micro Cap Fund	1.50%
Grandeur Peak Global Reach Fund	1.10%
Grandeur Peak Global Stalwarts Fund	0.80%
Grandeur Peak International Opportunities Fund	1.25%
Grandeur Peak International Stalwarts Fund	0.80%
Grandeur Peak US Stalwarts Fund	0.75%

The Adviser has contractually agreed to limit certain of each Fund’s expenses (excluding acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses). The following table reflects the Funds’ expense cap.

Fund	Expense Cap	Term of Expense Limit Agreements
Grandeur Peak Emerging Markets Opportunities Fund		September 1, 2020 – August 31, 2021 / September 1, 2019 – August 31, 2020
Investor Class	1.95%
Institutional Class	1.70%
Grandeur Peak Global Contrarian Fund		September 12, 2019 – August 31, 2021
Institutional Class	1.35%
Grandeur Peak Global Micro Cap Fund		September 1, 2020 – August 31, 2021 / September 1, 2019 – August 31, 2020
Institutional Class	2.00%
Grandeur Peak Global Opportunities Fund		September 1, 2020 – August 31, 2021 / September 1, 2019 – August 31, 2020
Investor Class	1.75%
Institutional Class	1.50%
Grandeur Peak Global Reach Fund		September 1, 2020 – August 31, 2021 / September 1, 2019 – August 31, 2020
Investor Class	1.60%
Institutional Class	1.35%
Grandeur Peak Global Stalwarts Fund		September 1, 2020 – August 31, 2021 / September 1, 2019 – August 31, 2020
Investor Class	1.35%
Institutional Class	1.10%
Grandeur Peak International Opportunities Fund		September 1, 2020 – August 31, 2021 / September 1, 2019 – August 31, 2020
Investor Class	1.75%
Institutional Class	1.50%
Grandeur Peak International Stalwarts Fund		September 1, 2020 – August 31, 2021 / September 1, 2019 – August 31, 2020
Investor Class	1.35%
Institutional Class	1.10%
Grandeur Peak US Stalwarts Fund		December 23, 2019 - August 31, 2021
Institutional Class	1.00%

Annual Report | April 30, 2021	111

Grandeur Peak Funds®	Notes to Financial Statements

April 30, 2021

Pursuant to these agreements, each Fund will reimburse the Adviser for any previous fee waivers and expense reimbursements made by the Adviser, provided that any such reimbursements made by the Funds to the Adviser will not cause the Funds’ expense limitation to exceed expense limitations in existence at the time the expense was incurred, or at the time of the reimbursement, whichever is lower, and the reimbursement is made within three years after the expenses were incurred. Fees waived/reimbursed by the Adviser for the year ended April 30, 2021 are disclosed in the Statements of Operations.

In addition to the foregoing contractual arrangements, the Adviser has voluntarily agreed, effective September 1, 2020, to waive, with respect to the Grandeur Peak Global Opportunities Fund and the Grandeur Peak International Opportunities Fund, annual management fees to the extent such fees exceed 1.00% on assets above $500 million (the annual management fee rate with respect to such funds will remain 1.25% on the first $500 million in assets). Previously, the Adviser had voluntarily agreed, effective September 1, 2016, to waive, with respect to the Grandeur Peak Global Opportunities Fund and the Grandeur Peak International Opportunities Fund, annual management fees to the extent such fees exceed 1.10% on assets above $500 million (the annual management fee rate with respect to such funds will remain 1.25% on the first $500 million in assets). The Adviser has also voluntarily agreed, effective September 1, 2020, to waive, with respect to the Grandeur Peak Emerging Markets Opportunities Fund, annual management fees to the extent such fees exceed 1.00% on all assets above $400 million (the annual management fee rate with respect to the Fund will remain 1.35% on the first $400 million in assets). Previously, the Adviser had voluntarily agreed, effective January 1, 2018, to waive, with respect to the Grandeur Peak Emerging Markets Opportunities Fund, annual management fees to the extent such fees exceed 1.20% on all assets above $400 million (the annual management fee rate with respect to the Fund will remain 1.35% on the first $400 million in assets). These voluntary arrangements may be terminated at any time by the Adviser. Voluntary waivers are not subject to recoupment by the Adviser. Voluntary fees waived by the Adviser for the year ended April 30, 2021 are disclosed in the Statements of Operations.

For the year ended April 30, 2021, the fee waivers/reimbursements and/or recoupments, excluding voluntary waivers, were as follows:

Fund	Fees Waived/Reimbursed By Adviser	Recoupment of Previously Waived Fees By Adviser
Grandeur Peak Emerging Markets Opportunities Fund
Investor Class	$–	$–
Institutional Class	–	–
Grandeur Peak Global Contrarian Fund
Institutional Class	$109,006	$–
Grandeur Peak Global Micro Cap Fund
Institutional Class	$7,343	$34,610
Grandeur Peak Global Opportunities Fund
Investor Class	$–	$–
Institutional Class	–	–
Grandeur Peak Global Reach Fund
Investor Class	$–	$–
Institutional Class	–	–
Grandeur Peak Global Stalwarts Fund
Investor Class	$–	$–
Institutional Class	–	–
Grandeur Peak International Opportunities Fund
Investor Class	$–	$–
Institutional Class	–	–
Grandeur Peak International Stalwarts Fund
Investor Class	$–	$–
Institutional Class	–	–
Grandeur Peak US Stalwarts Fund
Institutional Class	$49,676	$–

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Grandeur Peak Funds®	Notes to Financial Statements

April 30, 2021

As of April 30, 2021, the balances of recoupable expenses for each Fund were as follows:

Fund	Expires 2022	Expires 2023	Expires 2024	Total
Grandeur Peak Emerging Markets Opportunities Fund
Investor Class	$–	$–	$–	$–
Institutional Class	–	–	–	–
Grandeur Peak Global Contrarian Fund
Institutional Class	$–	$139,213	$109,006	$248,219
Grandeur Peak Global Micro Cap Fund
Institutional Class	$–	$14,526	$7,343	$21,869
Grandeur Peak Global Opportunities Fund
Investor Class	$–	$–	$–	$–
Institutional Class	–	–	–	–
Grandeur Peak Global Reach Fund
Investor Class	$–	$–	$–	$–
Institutional Class	–	–	–	–
Grandeur Peak Global Stalwarts Fund
Investor Class	$–	$–	$–	$–
Institutional Class	–	–	–	–
Grandeur Peak International Opportunities Fund
Investor Class	$–	$–	$–	$–
Institutional Class	–	–	–	–
Grandeur Peak International Stalwarts Fund
Investor Class	$–	$–	$–	$–
Institutional Class	–	–	–	–
Grandeur Peak US Stalwarts Fund
Institutional Class	$–	$33,383	$49,676	$83,059

Administrator Fees and Expenses: ALPS Fund Services, Inc. (“ALPS”) serves as administrator to the Funds and the Funds have agreed to pay expenses incurred in connection with their administrative activities. Pursuant to an Administration Agreement, ALPS provides operational services to the Funds including, but not limited to, fund accounting and fund administration and generally assists in the Funds’ operations. Officers of the Trust are employees of ALPS. The Funds’ administration fee is accrued on a daily basis and paid monthly. Administration fees paid by the Funds for the year ended April 30, 2021 are disclosed in the Statements of Operations.

ALPS is reimbursed by the Funds for certain out-of-pocket expenses.

Transfer Agent: ALPS serves as transfer, dividend paying and shareholder servicing agent for the Funds. ALPS receives an annual minimum fee, a fee based upon the number of shareholder accounts, and is also reimbursed by the Funds for certain out-of-pocket expenses. Transfer agent fees paid by the Funds for the year ended April 30, 2021 are disclosed in the Statements of Operations.

Compliance Services: ALPS provides services that assist the Trust’s chief compliance officer in monitoring and testing the policies and procedures of the Trust in conjunction with requirements under Rule 38a-1 under the 1940 Act and receives an annual base fee. ALPS is reimbursed for certain out-of-pocket expenses by the Funds. Compliance service fees paid by the Funds for the year ended April 30, 2021 are disclosed in the Statements of Operations.

Principal Financial Officer: ALPS receives an annual fee for providing principal financial officer services to the Funds. Principal financial officer fees paid by the Fund for the year ended April 30, 2021 are disclosed in the Statements of Operations.

Trustees: The fees and expenses of the Trustees of the Board are presented in the Statements of Operations.

Annual Report | April 30, 2021	113

Grandeur Peak Funds®	Notes to Financial Statements

April 30, 2021

Distributor: ALPS Distributors, Inc. (“ADI” or the “Distributor”) (an affiliate of ALPS) acts as the distributor of the Funds’ shares pursuant to a Distribution Agreement with the Trust. Shares are sold on a continuous basis by ADI as agent for the Funds, and ADI has agreed to use its best efforts to solicit orders for the sale of Funds’ shares, although it is not obliged to sell any particular amount of shares. ADI is not entitled to any compensation for its services as Distributor. ADI is registered as a broker-dealer with the U.S. Securities and Exchange Commission.

Each Fund has adopted a Distribution and Services (Rule 12b-1) Plan pursuant to Rule 12b-1 of the 1940 Act (the “Plan”) for its Investor Class shares. The Plan allows the Funds to use Investor Class assets to pay fees in connection with the distribution and marketing of Investor Class shares and/or the provision of shareholder services to Investor Class shareholders. The Plan permits payment for services in connection with the administration of plans or programs that use Investor Class shares of each Fund as their funding medium and for related expenses. The recipients of such payments may include the Distributor, other affiliates of the Adviser, broker-dealers, financial institutions, plan sponsors and administrators and other financial intermediaries through which investors may purchase shares of the Fund. The Plan permits the Funds to make total payments at an annual rate of up to 0.25% of each Fund’s average daily net assets attributable to its Investor Class shares. The expenses of the Plan are reflected as distribution and service fees in the Statements of Operations.

7. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses, which may permit indemnification to the extent permissible under applicable law. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

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Grandeur Peak Funds®	Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Trustees of Financial Investors Trust

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Grandeur Peak Emerging Markets Opportunities Fund, Grandeur Peak Global Contrarian Fund, Grandeur Peak Global Micro Cap Fund, Grandeur Peak Global Opportunities Fund, Grandeur Peak Global Reach Fund, Grandeur Peak Global Stalwarts Fund, Grandeur Peak International Opportunities Fund, Grandeur Peak International Stalwarts Fund, and Grandeur Peak US Stalwarts Fund (the “Funds”), nine of the funds constituting the Financial Investors Trust, including the portfolio of investments, as of April 30, 2021; the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended for Grandeur Peak Emerging Markets Opportunities Fund, Grandeur Peak Global Opportunities Fund, Grandeur Peak Global Reach Fund, Grandeur Peak Global Micro Cap Fund, Grandeur Peak Global Stalwarts Fund, Grandeur Peak International Stalwarts Fund and Grandeur Peak International Opportunities Fund; the related statements of operations, changes in net assets, and the financial highlights for the periods indicated in the table below for Grandeur Peak Global Contrarian Fund and Grandeur Peak US Stalwarts Fund; and the related notes.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the funds listed above constituting Financial Investors Trust as of April 30, 2021, and the results of their operations for the year then ended (or for the period listed in the table below), the changes in their net assets for each of the two years in the period then ended (or for the periods listed in the table below), and the financial highlights for each of the five years in the period then ended (or for the periods listed in the table below), in conformity with accounting principles generally accepted in the United States of America.

Individual Fund Comprising the Financial Investors Trust	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
Grandeur Peak US Stalwarts Fund	For the year ended April 30, 2021	For the year ended April 30, 2021 and the period from March 20, 2020 (Commencement of operations) through April 30, 2020	For the year ended April 30, 2021 and the period from March 20, 2020 (Commencement of operations) through April 30, 2020
Grandeur Peak Global Contrarian Fund	For the year ended April 30, 2021	For the year ended April 30, 2021 and the period from September 18, 2019 (Commencement of operations) through April 30, 2020	For the year ended April 30, 2021 and the period from September 18, 2019 (Commencement of operations) through April 30, 2020

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Denver, Colorado

June 28, 2021

We have served as the auditor of one or more investment companies advised by Grandeur Peak Global Advisors, LLC since 2012.

Annual Report | April 30, 2021	115

Grandeur Peak Funds®	Additional Information

April 30, 2021 (Unaudited)

1. FUND HOLDINGS

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC's Web site at http://www.sec.gov. The Funds’ Form N-PORT reports are also available upon request by calling 1-855-377-PEAK (7325).

2. FUND PROXY VOTING POLICIES, PROCEDURES AND SUMMARIES

The Funds’ policies and procedures used in determining how to vote proxies and information regarding how the Funds voted proxies relating to portfolio securities during the most recent prior 12-month period ending June 30 are available without charge, (1) upon request, by calling 1-855-377-PEAK (7325) and (2) on the SEC’s website at http://www.sec.gov.

3. TAX DESIGNATIONS

The Funds designate the following amounts for federal income tax purposes for the fiscal year ended April 30, 2021:

	Foreign Taxes Paid	Foreign Source Income
Grandeur Peak Global Opportunities Fund	$2,077,264	$8,524,777
Grandeur Peak International Opportunities Fund	1,592,105	9,885,843
Grandeur Peak Global Reach Fund	641,098	3,105,498
Grandeur Peak Emerging Markets Opportunities Fund	1,125,997	7,086,930
Grandeur Peak Global Micro Cap Fund	129,664	620,587
Grandeur Peak Global Stalwarts Fund	599,739	2,151,782
Grandeur Peak International Stalwarts Fund	3,457,339	17,485,205
Grandeur Peak Global Contrarian Fund	44,836	552,601
Grandeur Peak US Stalwarts Fund	–	–

Of the distributions paid by the Funds from ordinary income for the calendar year ended December 31, 2020, the following percentages met the requirements to be treated as qualifying for the corporate dividends received deduction and qualified dividend income:

	Dividend Received Deduction	Qualified Dividend Income
Grandeur Peak Global Opportunities Fund	20.29%	75.13%
Grandeur Peak International Opportunities Fund	0.00%	100.00%
Grandeur Peak Global Reach Fund	33.13%	100.00%
Grandeur Peak Emerging Markets Opportunities Fund	6.20%	100.00%
Grandeur Peak Global Micro Cap Fund	9.37%	49.10%
Grandeur Peak Global Stalwarts Fund	45.44%	100.00%
Grandeur Peak International Stalwarts Fund	8.09%	100.00%
Grandeur Peak Global Contrarian Fund	13.82%	44.93%
Grandeur Peak US Stalwarts Fund	43.29%	43.89%

In early 2021, if applicable, shareholders of record received this information for the distributions paid to them by the Funds during the calendar year 2020 via Form 1099. The Funds will notify shareholders in early 2022 of amounts paid to them by the Funds, if any, during the calendar year 2021.

Pursuant to Section 852(b)(3) of the Internal Revenue Code, the Funds designate the following as long-term capital gain dividends:

Grandeur Peak Global Opportunities Fund	$56,202,500
Grandeur Peak International Opportunities Fund	25,974,822
Grandeur Peak Global Reach Fund	23,014,944
Grandeur Peak Emerging Markets Opportunities Fund	588,486
Grandeur Peak Global Micro Cap Fund	3,187,700
Grandeur Peak Global Stalwarts Fund	8,533,427
Grandeur Peak International Stalwarts Fund	3,581,302
Grandeur Peak Global Contrarian Fund	–
Grandeur Peak US Stalwarts Fund	401

116	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Funds®	Additional Information

April 30, 2021 (Unaudited)

For the fiscal year ended April 30, 2021, the following long term amounts were utilized as earnings and profits distributed to shareholders on redemptions:

Grandeur Peak Global Opportunities Fund	$5,633,724
Grandeur Peak International Opportunities Fund	3,320,219
Grandeur Peak Global Reach Fund	2,252,725
Grandeur Peak Emerging Markets Opportunities Fund	817,750
Grandeur Peak Global Micro Cap Fund	76,337
Grandeur Peak Global Stalwarts Fund	2,535,564
Grandeur Peak International Stalwarts Fund	3,423,631
Grandeur Peak Global Contrarian Fund	16,451
Grandeur Peak US Stalwarts Fund	55,638

Annual Report | April 30, 2021	117

Grandeur Peak Funds®	Trustees and Officers

April 30, 2021 (Unaudited)

Additional information regarding the Fund’s trustees is included in the Statement of Additional Information, which can be obtained without charge by calling 1-855-377-PEAK (7325).

INDEPENDENT TRUSTEES
Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Mary K. Anstine, 1940	Trustee and Chairman	Ms. Anstine was elected at a special meeting of shareholders held on March 21, 1997 and re-elected at a special meeting of shareholders held on August 7, 2009. Ms. Anstine was appointed Chairman of the Board at the June 6, 2017 meeting of the Board of Trustees.	Ms. Anstine is Trustee/Director of AV Hunter Trust and Colorado Uplift Board.	31	Ms. Anstine is a Trustee of ALPS ETF Trust (17 funds); ALPS Variable Investment Trust (7 funds); Reaves Utility Income Fund (1 fund); and Segall Bryant & Hamill Trust through December 2020 (as of December 31, 2020 14 funds).
Jeremy W. Deems, 1976	Trustee	Mr. Deems was appointed as a Trustee at the March 11, 2008 meeting of the Board of Trustees and elected at a special meeting of shareholders held on August 7, 2009.	Mr. Deems is the Co-Founder and Chief Financial Officer of Green Alpha Advisors, LLC, a registered investment advisor, and Co-Portfolio Manager of the Shelton Green Alpha Fund.	31	Mr. Deems is a Trustee of ALPS ETF Trust (17 funds); ALPS Variable Investment Trust (7 funds); Clough Funds Trust (1 fund); and Reaves Utility Income Fund (1 fund).
Jerry G. Rutledge, 1944	Trustee	Mr. Rutledge was elected at a special meeting of shareholders held on August 7, 2009.	Mr. Rutledge is the President and owner of Rutledge’s Inc., a retail clothing business.	31	Mr. Rutledge is a Trustee of Clough Global Dividend and Income Fund (1 fund); Clough Global Equity Fund (1 fund); Clough Global Opportunities Fund (1 fund); and Principal Real Estate Income Fund (1 fund).

118	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Funds®	Trustees and Officers

April 30, 2021 (Unaudited)

INDEPENDENT TRUSTEES
Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Michael “Ross” Shell, 1970	Trustee	Mr. Shell was elected at a special meeting of shareholders held on August 7, 2009.	Mr. Shell is Founder and CEO of Red Idea, LLC, a strategic consulting/early stage venture firm (since June 2008). Mr. Shell serves on the Board of Directors of TalkBox, a phone/privacy booth company (since 2018) and DLVR, a package security company (since 2018). Mr. Shell served on the Advisory Board, St. Vrain School District Innovation Center (from 2015- 2018). Mr. Shell graduated with honors from Stanford University with a degree in Political Science.	31	None.

INTERESTED TRUSTEE
Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Edmund J. Burke, 1961	Trustee	Mr. Burke was elected as Trustee at a special meeting of shareholders held on August 7, 2009.	Mr. Burke joined ALPS in 1991 and served as the President and Director of ALPS Holdings, Inc., and ALPS Advisors, Inc., and Director of ALPS Distributors, Inc., ALPS Fund Services, Inc. (“ALPS”), and ALPS Portfolio Solutions Distributor, Inc. (collectively, the “ALPS Companies”). Mr. Burke retired from the ALPS Companies in June 2019. Mr. Burke is currently a partner at ETF Action, a web-based system that provides data and analytics to registered investment advisers, (since 2020) and a Director of Alliance Bioenergy Plus, Inc., echnology company focused on emerging technologies in the renewable energy, biofuels, and bioplastics technology sectors (since 2020). Mr. Burke is deemed an interested Trustee by virtue of his prior positions with the ALPS Companies.	31	Mr. Burke is a Trustee of ALPS ETF Trust (17 funds); Clough Global Dividend and Income Fund (1 fund); Clough Global Equity Fund (1 fund); Clough Global Opportunities Fund (1 fund); Clough Funds Trust (1 fund); Liberty All-Star Equity Fund (1 fund); and Director of the Liberty All-Star Growth Fund, Inc. (1 fund).

Annual Report | April 30, 2021	119

Grandeur Peak Funds®	Trustees and Officers

April 30, 2021 (Unaudited)

OFFICERS
Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***
Bradley J. Swenson, 1972*****	President	Mr. Swenson was appointed President of the Trust at the June 11, 2019 meeting of the Board of Trustees.	Mr. Swenson joined ALPS in 2004 and has served as its President since June 2019. In this role, he serves as an officer to certain other closed-end and open-end investment companies. He previously served as the Chief Operating Officer of ALPS (2015-2019). Mr. Swenson also previously served as Chief Compliance Officer to ALPS, its affiliated entities, and to certain ETF, closed-end and open-end investment companies (2004-2015). Because of his position with ALPS, Mr. Swenson is deemed an affiliate of the Trust as defined under the 1940 Act.
Dawn Cotten, 1977	President	Ms. Cotten was appointed President of the Trust at the June 8-9, 2021 meeting of the Trustees.	Ms. Cotten joined ALPS in 2009 and is currently Senior Vice President of Fund Administration and Relationship Management of ALPS. She has served in that role since January 2020. Prior to that, Ms. Cotten served as Senior Vice President of Relationship Management (2017-2020). Ms. Cotten served as a VP in Relationship Management from 2013-2017. Ms. Cotten also serves as President of ALPS Series Trust, Clough Funds Trust, Clough Global Dividend and Income Fund, and Clough Global Equity Fund and Clough Global Opportunities Fund.
Jennell Panella, 1974	Treasurer	Ms. Panella was appointed Treasurer of the Trust at the September 15, 2020 meeting of the Board of Trustees.	Ms. Panella joined ALPS in June 2012 and is currently Vice President and Fund Controller of ALPS Fund Services, Inc. Prior to joining ALPS, Ms. Panella served as Financial Reporting Manager for Parker Global Strategies, LLC (2009-2012). Because of her position with ALPS, Ms. Panella is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Panella also serves as Assistant Treasurer of James Advantage Funds.
Karen S. Gilomen, 1970*****	Secretary	Ms. Gilomen was appointed Secretary of the Trust at the December 13, 2016 meeting of the Board of Trustees.	Ms. Gilomen joined ALPS in August 2016 as Vice President and Senior Counsel. Prior to joining ALPS, Ms. Gilomen was Vice President - General Counsel & CCO of Monticello Associates, Inc. from 2010 to 2016. Because of her position with ALPS, Ms. Gilomen is deemed an affiliate of the Trust, as defined under the 1940 Act. Ms. Gilomen is also the Secretary of ALPS Variable Investment Trust and Reaves Utility Income Fund, and the Assistant Secretary of the WesMark Funds.
Cara Owen, 1981	Secretary	Ms. Owen was appointed Secretary of the Trust at the June 8-9, 2021 meeting of the Trustees.	Vice President and Principal Legal Counsel, ALPS Fund Services, Inc. Prior to joining ALPS, Ms. Owen was Senior Counsel, Corporate & Investments, Great-West Life & Annuity Insurance Company; Senior Counsel & Assistant Secretary, Great-West Funds, Inc., Great-West Capital Management, LLC, Great-West Trust Company, LLC, and Advised Assets Group, LLC (2014-2019). Ms. Owen also serves as Secretary of ALPS ETF Trust, Vice President and Secretary of Boulder Growth & Income Fund, and Assistant Secretary of James Advantage Funds.
Ted Uhl, 1974	Chief Compliance Officer (“CCO”)	Mr. Uhl was appointed CCO of the Trust at the June 8, 2010 meeting of the Board of Trustees.	Mr. Uhl joined ALPS in October 2006, and is currently Deputy Compliance Officer of ALPS. Prior to his current role, Mr. Uhl served as Senior Risk Manager for ALPS from October 2006 until June 2010. Before joining ALPS, Mr. Uhl served a Sr. Analyst with Enenbach and Associates (RIA), and a Sr. Financial Analyst at Sprint. Because of his position with ALPS, Mr. Uhl is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Uhl is also CCO of the Boulder Growth & Income Fund, Inc., Centre Funds, Index Funds, Reality Shares ETF Trust, Reaves Utility Income Fund and XAI Octagon Floating Rate & Alternative Income Term Trust.

120	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Funds®	Trustees and Officers

April 30, 2021 (Unaudited)

OFFICERS
Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***
Jennifer Craig, 1973	Assistant Secretary	Ms. Craig was appointed Assistant Secretary of the Trust at the June 8, 2016 meeting of the Board of Trustees.	Ms. Craig joined ALPS in 2007 and is currently Assistant Vice President and Paralegal Manager of ALPS. Because of her position with ALPS, Ms. Craig is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Craig is also Secretary of Principal Real Estate Income Fund, Assistant Secretary of ALPS ETF Trust, Clough Global Dividend and Income Fund, Clough Global Equity Fund, Clough Global Opportunities Fund, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. and Clerk of Goehring & Rozencwajg Investment Funds.

*	All communications to Trustees and Officers may be directed to Financial Investors Trust c/o 1290 Broadway, Suite 1000, Denver, CO 80203.
**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee serves an indefinite term, until such Trustees successor is elected and appointed, or such Trustee resigns or is deceased. Officers are elected on an annual basis.
***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
****	The Fund Complex includes all series of the Trust, currently 31, and any other investment companies for which any Trustee serves as trustee for and for which Grandeur Peak Global Advisors, LLC provides investment advisory services (currently none).
*****	Mr. Swenson resigned his position as President of the Trust effective June 9, 2021 and Ms. Gilomen resigned her position as Secretary of the Trust effective June 4, 2021.

Annual Report | April 30, 2021	121

Grandeur Peak Funds®	Privacy Policy

April 30, 2021 (Unaudited)

Who We Are
Who is providing this notice?	Grandeur Peak Global Opportunities Fund, Grandeur Peak International Opportunities Fund, Grandeur Peak Global Reach Fund, Grandeur Peak Emerging Markets Opportunities Fund, Grandeur Peak Global Micro Cap Fund, Grandeur Peak Global Stalwarts Fund, and Grandeur Peak International Stalwarts Fund.
What We Do
How do the Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How do the Funds collect my personal information?	We collect your personal information, for example, when you ● open an account ● provide account information or give us your contact information ● make a wire transfer or deposit money
Why can't I limit all sharing?

Federal law gives you the right to limit only

●     sharing for affiliates’ everyday business purposes-information about your creditworthiness

●     affiliates from using your information to market to you

●     sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● The Funds does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ● The Funds does not jointly market.
Other Important Information
California Residents	If your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.
Vermont Residents	The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information.

122	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Funds®	Privacy Policy

April 30, 2021 (Unaudited)

FACTS	WHAT DO THE FUNDS DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

●     Social Security number and account transactions

●     Account balances and transaction history

●     Wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Funds choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do the Funds share:	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	We do not share.
For joint marketing with other financial companies	No	We do not share.
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We do not share.
For nonaffiliates to market to you	No	We do not share.

Annual Report | April 30, 2021	123

GRANDEUR PEAK FUNDS
ELEVATED GLOBAL INVESTING · ACTIVE AT ITS BEST™

Contact Us

Mail: Grandeur Peak Funds, P.O. Box 13664, Denver, CO 80201
E-Mail: grandeurpeakglobal@alpsinc.com
Phone: 1.855.377.PEAK (7325)
Web: www.GrandeurPeakGlobal.com

ANNUAL April 30, 2021

Highland Resolute Fund

Class I RMRGX

Highland Resolute Fund	Table of Contents

| 1

Highland Resolute Fund	Shareholder Letter

April 30, 2021 (Unaudited)

PERFORMANCE:

April 30, 2021

Highland Resolute Fund's ("the Fund") fiscal year 2021 happened to come during one of the largest equity market rallies in history. At the time of our last letter, global equities had just begun to recover from the rapid correction related to COVID-19. The Federal Reserve stepped in with the proverbial “bazooka” and provided a wave of liquidity to bond markets while lowering interest rates to stimulate the economy. As a result, concerns around a wave of defaults eased throughout the remainder of the year and into 2021 when the global community began the concerted vaccination efforts. Technology and growth-related names outperformed value as a number of technology services were essential for business continuity during the pandemic. Like many other firms, Highland Associates put its business continuity plan into place in mid-March and all employees began working remotely with little to no impact around operations. Virtual technology such as video conferencing and workflow/project management applications had been utilized by Highland for years prior to the pandemic as a tool to remain in frequent contact with our clients and team across the country. By leveraging those same technologies, the team was able to adapt to the new remote working environment with ease and maintain our rigorous investment and operational due diligence processes in the new virtual world.

Highland Resolute returned 24.78% during the fiscal year ended April 30, 2021, resulting in an excess return of approximately 10% relative to the HFRX Global Hedge Index (the “Index”)1. Since inception the Fund has outperformed the Index by approximately 160 basis points2 annualized. The Fund’s performance during the trailing twelve months was primarily driven by the Beta Sleeve3. The Parametric Defensive Equity separate account captured approximately 66% of the S&P 500 Index total return over the period, while the Vanguard Institutional Index Fund underperformed the S&P 500 Index slightly. Highland and Parametric reviewed and implemented a small change to the Defensive Equity separate account in February 2021 to increase the portfolio’s overall beta sensitivity relative to the S&P 500 Index. Within the Alpha Sleeve6 the event-driven strategy was the primary driver of performance in 2020. The European long/short strategy and relative value strategy both posted high single digit returns in 2020, but detracted during the first quarter of 2021 as the portfolios were impacted by equity and interest rate volatility. The alpha sleeve’s newest allocation, a commodity trading strategy, was added to the portfolio in November of 2020 with the objective of seeking to provide an uncorrelated return stream that would potentially benefit from volatility in commodities as global supply chains were reconfigured. The strategy has generated mid-single digit returns since its addition as inflation concerns have increased globally.

When compared to the mutual fund universe to which Morningstar assigned the Fund, the Fund has outperformed the Universe materially over longer time horizons. As with the HFRX Global Hedge Index, the Universe is very diverse and contains a number of market-neutral and other low net equity strategies that have caused the average net equity exposure for the Universe to be considerably less than our Fund. Due to these structural biases we anticipate the strategy to outperform the Universe in up or range-bound markets and underperform in down markets, which is consistent with the Fund’s realized performance. Below is a brief overview of the different portfolio pillars:

Beta Sleeve3 – A combined portfolio consisting of the Parametric Defensive Equity separately managed account and the Vanguard Institutional Index Fund. The sleeve is constructed to generate returns similar to those of hedged equity. The S&P 500 Index fund returned 43.4% during the period while Parametric generated a total return of 32.2%.

Liquidity Sleeve4 – The sole mutual fund within this sleeve, PIMCO Income Fund outperformed the Bloomberg Barclays U.S. Aggregate Bond Index5 by 13.6% during the period.

Alpha Sleeve6 – The overall alpha sleeve outperformed on a year-to-date basis with only one manager underperforming its respective benchmark.

Past performance is not indicative of future results.

2

Highland Resolute Fund	Shareholder Letter

April 30, 2021 (Unaudited)

HIGHLAND RESOLUTE FUND

Table 1 notes the performance for the Fund as of quarter end under standard reporting (since inception) as well as of April 30, 2021.

Table 1

Performance (amounts greater than one year are annualized)

			Standardized Performance Data as of March 31, 2021					Non-Standardized Performance Data as of April 30, 2021
	YTD	1-Year	3-Year	5-Year	Since Inception (12/30/11)	YTD	1-Year	3-Year	5-Year	Since Inception (12/30/11)
Highland Resolute Fund – Class I	4.07%	24.75%	3.30%	4.32%	3.96%	7.22%	24.78%	4.46%	4.79%	4.26%
HFRX Global Hedge Fund Index	1.29%	16.15%	3.46%	3.95%	2.53%	2.94%	14.74%	3.99%	4.20%	2.69%

	Gross Expense Ratio	Less Expense Waivers	Net Expense Ratio	Net Ratio ex Dividend & Short Expense
Highland Resolute Fund – Class I	2.23%	-1.47%	0.76%	0.67%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please call 1-855-268-2242.

The Fund has a redemption fee of 2.00% for shares redeemed within the first 90 days of purchase. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account.

Ratios as of the Prospectus dated August 31, 2020 and may differ from the ratios presented in the Financial Highlights

The Adviser has agreed to waive the portion of its 1.50% Management Fee in excess of any sub-advisory fees paid by the Adviser to sub-advisors in connection with the Fund (“Sub-Advisory Fees”). This agreement (the “Expense Agreement”) is in effect through August 31, 2021. The Adviser may not discontinue this agreement to waive fees prior to August 31, 2021 without the approval by the Fund’s Board of Trustees.

Net Ratio ex Dividend & Short Expense is the Net Expense Ratio less any Dividend and Interest Expense on Securities Sold Short.

Non-standardized performance is any performance period that doesn’t fall on a quarter end.

Closing:

We continue to seek to add value both in our allocation and manager selection decisions. We appreciate your investment in our Highland Resolute Fund, please feel free to contact us with any questions.

Sincerely,

Matthew W. Sampson, CFA & Jason T. Copeland, CFA, CAIA

Portfolio Managers7

[1]	Representative of the overall composition of the hedge fund universe.
[2]	Basis Point = 0.01%, 100 basis points would equal 1.0%
[3]	Beta Sleeve is in place to create sensitivity to the overall equity market.
[4]	Liquidity Sleeve is in place to have liquidity for rebalancing and redemptions.
[5]	A broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market
[6]	Alpha Sleeve is to provide market outperformance.
[7]

Jason T. Copeland is a registered representative of ALPS Distributors, Inc. CFA Institute Marks are trademarks owned by the CFA Institute. CAIA Association grants the right to use the CAIA Certification and Collective Marks to those individuals who have been granted the status of  either Full Member or Retired Member by CAIAA.

Annual Report | April 30, 2021	3

Highland Resolute Fund	Shareholder Letter

April 30, 2021 (Unaudited)

Underlying Allocation Weights:

Figure 1 lists the long-term target asset allocation for the Fund as well as the allocation as of April 30, 2021.

Holdings and allocations subject to change and may not reflect the current or future position of the portfolio.

4

Highland Resolute Fund	Shareholder Letter

April 30, 2021 (Unaudited)

IMPORTANT NOTES AND DISCLOSURES

Past performance does not guarantee future results.

Fund prices fluctuate as the underlying assets have exposure to market fluctuations and other risks, as described in the Fund’s prospectus. Please call 1-855-268-2242 to obtain current performance information and for the current prospectus and statement of additional information. This material must be preceded or accompanied by a prospectus. Please read the prospectus carefully before investing.

The views of Highland Associates, Inc. and the information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writers’ current views. The views expressed are those of the Fund’s adviser only, and represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the portfolios or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither Highland Associates, Inc. nor the Fund accepts any liability for losses either direct or consequential caused by the use of this information.

The Highland Resolute Fund is distributed by ALPS Distributors, Inc.

The Fund is subject to investment risks, including possible loss of the principal amount invested and therefore is not suitable for all investors. The Fund may not achieve its objectives.

Diversification does not eliminate the risk of experiencing investment losses.

RISKS:

The Fund’s strategy may expose it to the risks of investments in Swap Contracts and Other Investment Companies. These risks include, but are not limited to higher expenses, allocation risk, underlying fund risk, transparency risk, and underlying fund managed portfolio risk. Investments which focus on alternative strategies are subject to increased risk and loss of principal and are not suitable for all investors. Swap Risk involves swap agreements and are subject to counterparty default risk and may not perform as intended. Derivatives Risk involves the exercise of skill and judgment. Derivatives may expire worthless or not perform as expected. Equity Risk may cause the value of the securities held by the Fund to fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invest.

The Fund’s investments in non-U.S. issuers may be even more volatile and may present more risks than investments in U.S. issuers.

Commodity Risk may subject the Fund to greater volatility than traditional investments because of global supply and demand, changes in interest rates, commodity index volatility, and factors affecting a particular industry or commodity. Commodity-linked investments may not move in the same direction and to the same extent as the underlying commodities.

Beta is a measure of the volatility–or systematic risk–of a security or portfolio compared to the market as a whole. Beta is used in the capital asset pricing model (CAPM), which describes the relationship between systematic risk and expected return for assets (usually stocks).

Alpha is referred to as “excess return” or “abnormal rate of return,” which refers to the idea that markets are efficient, and so there is no way to systematically earn returns that exceed the broad market as a whole.

The Morningstar Multi-Alternative Universe is designed to represent the exposure to alternative investment tactics. Funds in this category have the majority of their assets exposed to alternative strategies. An investor’s exposure to different tactics may change slightly over time in response to market movements. Funds in this category include both funds with static allocations to alternative strategies and funds tactically allocating among alternative strategies and asset classes. The gross short exposure is greater than 20%.

The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe, and includes convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value strategies. The index returns are updated periodically and are subject to change. The returns were accurate as of the date of this publication. Investors cannot invest directly in an index.

The S&P 500® Index is the Standard & Poor’s composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices. The index is not actively managed and does not reflect any deduction of fees, expenses or taxes. An investor may not invest directly in an index.

Annual Report | April 30, 2021	5

Highland Resolute Fund	Performance Update

April 30, 2021 (Unaudited)

Performance (for the year ended April 30, 2021)

Highland Resolute Fund

Cumulative Total Return

(for the period ended April 30, 2021)	1 Year	3 Year	5 Year	Since Inception*	Gross Ratio(a)	Net Ratio(a)
Highland Resolute Fund - Class I - NAV	24.78%	4.46%	4.79%	4.26%	2.23%	0.76%
HFRX Global Hedge Fund Index(b)	14.74%	3.99%	4.20%	2.69%
S&P 500® Index(c)	45.98%	18.67%	17.42%	16.07%
Dow Jones U.S. Select Dividend Index(d)	53.35%	11.68%	11.93%	13.05%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please call 1-855-268-2242.

The Fund has a redemption fee of 2.00% for shares redeemed within the first 90 days of purchase. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account.

The Adviser has agreed to waive the portion of its 1.50% Management Fee in excess of any sub-advisory fees paid by the Adviser to sub-advisors in connection with the Fund (“Sub-Advisory Fees”). This agreement (the “Expense Agreement”) is in effect through August 31, 2021. The Adviser may not discontinue this agreement to waive fees prior to August 31, 2021 without the approval by the Fund’s Board of Trustees.

*	Fund inception date of 12/30/11.
(a)	Ratios as of the Prospectus dated August 31, 2020 and may differ from the ratios presented in the Financial Highlights.
(b)

The HFRX Global Hedge Fund Index is an additional index, and is designed to be representative of the overall composition of the hedge fund universe and includes convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage and relative value strategies. The index returns are updated periodically and are subject to change. The returns were accurate as of the date of this publication. The index is not actively managed and does not reflect any deduction of fees, expenses or taxes. An investor may not invest directly in an index.

(c)

The S&P 500® Index is the Standard & Poor’s composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices. The index is not actively managed and does not reflect any deduction of fees, expenses or taxes. An investor may not invest directly in an index.

(d)

The Dow Jones U.S. Select Dividend Index is an additional index, and represents the country’s top stocks by dividend yield, selected annually and subject to screening and buffering criteria. The index is not actively managed and does not reflect any deductions of fees, expenses or taxes. An investor may not invest directly in an index.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Top Ten Holdings**

(for the year ended April 30, 2021)

As a percentage of Net Assets
Melchior Segregated Portfolio	19.66%
WABR	17.56%
Vanguard S&P 500 ETF	15.79%
PIMCO Short-Term Fund, Institutional Class	14.90%
Typhon Capital	14.47%
Vanguard Institutional Index Fund	13.97%
iShares Core S&P 500 ETF	9.59%
E-mini S&P® 500	9.43%
PIMCO Income Fund, Institutional Class	3.71%
U.S. Treasury Note	1.97%
Top Ten Holdings	121.05%

**	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

6

Highland Resolute Fund	Performance Update

April 30, 2021 (Unaudited)

Performance of $10,000 Initial Investment (for the year ended April 30, 2021)

Comparison of change in value of a $10,000 investment

Highland Resolute Fund - Class I - $14,761
HFRX Global Hedge Fund Index - $12,810
S&P 500® Index - $40,196
$45,000
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
12/30/11
4/30/12
4/30/13
4/30/14
4/30/15
4/30/16
4/30/17
4/30/18
4/30/19
4/30/20
4/30/21

The chart represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

Annual Report | April 30, 2021	7

Highland Resolute Fund	Consolidated Disclosure of Fund Expenses

April 30, 2021 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including applicable sales charges (loads), redemption fees; and (2) ongoing costs, including management fees, shareholder service fees and other Fund operating expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period of November 1, 2020 to April 30, 2021.

Actual Expenses. The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the table below under the heading titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as applicable sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Highland Resolute Fund	BEGINNING ACCOUNT VALUE 11/01/20	ENDING ACCOUNT VALUE 04/30/21	EXPENSE RATIO(a)	EXPENSES PAID DURING THE PERIOD 11/01/20-04/30/21(b)
Class I
Actual	$1,000.00	$1,161.50	0.47%	$2.52
Hypothetical (5% return before expenses)	$1,000.00	$1,022.46	0.47%	$2.36

(a)	Annualized, based on the Fund’s most recent fiscal half year expenses.
(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181)/365 (to reflect the half-year period).

8

Highland Resolute Fund	Consolidated Schedule of Investments

April 30, 2021

Description	Shares	Value (Note 2)
EXCHANGE TRADED FUNDS (25.38%)
iShares Core S&P 500 ETF	36,490	$15,284,931
Vanguard S&P 500 ETF	65,658	25,184,439
		40,469,370
TOTAL EXCHANGE TRADED FUNDS
(Cost 31,110,051)		40,469,370

OPEN-END MUTUAL FUNDS (32.58%)
PIMCO Income Fund, Institutional Class	490,399	5,914,212
PIMCO Short-Term Fund, Institutional Class	2,413,951	23,753,281
Vanguard Institutional Index Fund, Institutional Class	60,968	22,284,392
		51,951,885

TOTAL OPEN-END MUTUAL FUNDS
(Cost 43,954,854)		51,951,885

Description	Principal Amount	Value (Note 2)
GOVERNMENT & AGENCY OBLIGATIONS (1.97%)
U.S. Treasury Note(a)
1.38%, 01/31/2022	$3,100,000	3,130,749

TOTAL GOVERNMENT & AGENCY OBLIGATIONS
(Cost $3,132,820)		3,130,749

Description	Shares	Value (Note 2)
Short-Term Investments (12.15%)
MONEY MARKET FUNDS (10.37%)
Dreyfus Treasury Cash Management Fund, Institutional Class, 7-day yield, 0.010%	16,536,255	16,536,255

U.S. TREASURY BILLS (1.78%)
0.120%, 09/09/2021(a)(b)	763,000	762,959
0.100%, 12/02/2021(a)(b)	2,073,000	2,072,755
		2,835,714
TOTAL SHORT-TERM INVESTMENTS
(Cost $19,370,731)		19,371,969

TOTAL INVESTMENTS (72.08%)
(Cost $97,568,456)		$114,923,973

SEGREGATED CASH WITH BROKERS (26.65%)(c)		42,490,000

OTHER ASSETS IN EXCESS OF LIABILITIES (1.27%)		2,028,203
NET ASSETS (100.00%)		$159,442,176

(a)	Security position either entirely or partially held in segregated accounts as collateral for written option contracts, total return swaps and futures. Aggregate total fair value of $4,724,379.
(b)	Rate shown represents the bond equivalent yield to maturity at date of purchase.
(c)	Includes cash which is being held as collateral for written option contracts and total return swap contracts.

See Notes to Financial Statements.

Annual Report | April 30, 2021	9

Highland Resolute Fund	Consolidated Schedule of Investments

April 30, 2021

WRITTEN OPTION CONTRACTS (0.06%)

	Counterparty	Expiration Date	Strike Price	Contracts	Premiums Received	Notional Value	Value (Note 2)
Call Option Contracts - (0.02%)
S&P 500® Index
	Citigroup	05/03/2021	$4,240	(5)	$4,845	$(2,090,585)	$(395)
	Citigroup	05/05/2021	4,200	(5)	6,335	(2,090,585)	(8,150)
	Citigroup	05/05/2021	4,245	(5)	2,770	(2,090,585)	(1,405)
	Citigroup	05/07/2021	4,240	(5)	5,695	(2,090,585)	(3,215)
	Citigroup	05/07/2021	4,235	(5)	3,145	(2,090,585)	(3,860)
	Citigroup	05/10/2021	4,250	(5)	6,045	(2,090,585)	(3,300)
	Citigroup	05/12/2021	4,270	(5)	4,020	(2,090,585)	(2,950)
	Citigroup	05/14/2021	4,295	(5)	7,145	(2,090,585)	(2,000)
	Citigroup	05/19/2021	4,270	(5)	7,720	(2,090,585)	(5,980)
	Citigroup	05/24/2021	4,300	(5)	7,870	(2,090,585)	(5,205)
	Citigroup	05/28/2021	4,300	(5)	7,445	(2,090,585)	(7,600)

Put Option Contracts - (0.04%)
S&P 500® Index
	Citigroup	05/03/2021	4,125	(5)	4,920	(2,090,585)	(930)
	Citigroup	05/05/2021	4,125	(5)	4,995	(2,090,585)	(3,395)
	Citigroup	05/07/2021	4,045	(5)	6,970	(2,090,585)	(1,850)
	Citigroup	05/07/2021	4,110	(5)	5,595	(2,090,585)	(4,535)
	Citigroup	05/10/2021	3,960	(5)	11,995	(2,090,585)	(1,330)
	Citigroup	05/12/2021	4,090	(5)	7,570	(2,090,585)	(7,730)
	Citigroup	05/14/2021	4,025	(5)	11,270	(2,090,585)	(6,500)
	Citigroup	05/19/2021	3,980	(5)	12,045	(2,090,585)	(7,530)
	Citigroup	05/24/2021	4,000	(5)	11,495	(2,090,585)	(11,265)
	Citigroup	05/28/2021	3,980	(5)	12,595	(2,090,585)	(12,300)
TOTAL WRITTEN OPTION CONTRACTS					$152,485	$(43,902,285)	$(101,425)

FUTURES CONTRACTS
Description	Counterparty	Position	Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)
E-MINI S&P® 500	Citigroup	Long	72	June 2021	$15,027,840	$765,320	$765,320
					$15,027,840	$765,320	$765,320

See Notes to Financial Statements.

10

Highland Resolute Fund	Consolidated Schedule of Investments

April 30, 2021

TOTAL RETURN SWAP CONTRACTS*
Counterparty	Reference Obligation	Notional Amount	Value	Rate Paid by the Fund	Reference Rate	Termination Date	Unrealized Appreciation/ (Depreciation)
Morgan Stanley	Dalton Melchior Segregated Portfolio(a)	$31,335,738	$31,351,689	100 bps	N/A	03/20/2023	$15,951
Morgan Stanley	PSAM Highland(b)	157,733	155,919	215 bps + 1M EURIBOR	-57 bps	06/03/2021	(1,814)
Morgan Stanley	Typhon Argos Capital(c)	23,122,110	23,075,514	85 bps	N/A	09/08/2025	(46,596)
Morgan Stanley	WABR(d)	27,992,910	27,994,313	120 bps + 1M LIBOR	12 bps	09/01/2022	1,403
		$82,608,491	$82,577,435				$(31,056)

*

For the long positions, the Fund receives payments based on any positive return of the Reference Obligation less the rate paid by the Fund. The Fund makes payments on any negative return of such Reference Obligation plus the rate paid by the Fund. For short positions, the Fund receives payments based on any negative return of the Reference Obligation less the rate paid by the Fund. The Fund makes payments on any positive return of such Reference Obligation plus the rate paid by the Fund. Payments are made monthly.

(a)

Dalton Melchior Segregated Portfolio is a global equity long/short strategy that uses a long-biased strategy that is focused on cyclical sectors. The strategy has a net exposure that ranges between 50% and 80%, and long exposure varies between 80% and 100%. The strategy is comprised of large cap stocks listed on exchanges of developed and emerging market countries.

(b)

PSAM Highland employs an event driven strategy. The Fund will primarily make investments in equity special situations and merger arbitrage. The strategy will also opportunistically allocate to liquid high yield credit positions when trading at stressed levels. The strategy will employ gross long exposure of up to 120%, and net exposure will typically vary from 40% to 80%.

(c)

Typhon Argos is a discretionary multi-manager futures strategy with a bias to relative value strategies and commodity focused teams. The manager utilizes seven sub-strategies including four physical commodities specialists across metals, energy, livestock, and grain categories. The remaining strategies trade multiple commodity or financial futures with various quantitative mean reverting or trend following approaches. No single sub-strategy makes up more than 25% of the total portfolio.

(d)

WABR incorporates an absolute return oriented approach within a risk parity framework. Active absolute return strategies include fundamental long/short equity, credit relative value, discretionary macro, and equity market neutral strategies. The strategy also maintains a passive risk weighted allocation to equities and fixed income, but each of the three allocations is equally risk weighted subject to a 40% limit on the absolute return allocation. Gross equity long exposure will typically be 140% or less, and net equity exposure will vary between 5% and 35%.

See Notes to Financial Statements.

Annual Report | April 30, 2021	11

Highland Resolute Fund	Consolidated Schedule of Investments

April 30, 2021

TYPHON ARGOS CAPITAL
Description	Contracts/Shares	Notional Value	Expiration Date	Value	Percentage of Value	Counterparty
LONG SECURITIES
COMMODITY FUTURE CONTRACTS
GOLD CMX	150	26,547,000	August 2021	$(168,000)	-0.73%	Morgan Stanley & Co. LLC
GOLD CMX	45	7,964,100	August 2021	(86,112)	-0.37%	Morgan Stanley & Co. LLC
GOLD CMX	15	2,654,700	August 2021	(12,009)	-0.05%	Morgan Stanley & Co. LLC
HI GR. COPPER	15	1,678,125	June 2021	179,438	0.78%	Morgan Stanley & Co. LLC
HI GR. COPPER	15	1,678,125	June 2021	153,307	0.66%	Morgan Stanley & Co. LLC
LEAN HOGS	12	524,400	July 2021	32,640	0.14%	Morgan Stanley & Co. LLC
LEAN HOGS	16	702,240	June 2021	28,644	0.12%	Morgan Stanley & Co. LLC
LEAN HOGS	12	526,680	June 2021	25,680	0.11%	Morgan Stanley & Co. LLC
LEAN HOGS	12	524,400	July 2021	22,287	0.10%	Morgan Stanley & Co. LLC
LEAN HOGS	8	351,120	June 2021	11,600	0.05%	Morgan Stanley & Co. LLC
LEAN HOGS	12	425,760	October 2021	6,707	0.03%	Morgan Stanley & Co. LLC
WHEAT	68	2,491,520	December 2021	(20,030)	-0.09%	Morgan Stanley & Co. LLC
COMMODITY FUTURE CONTRACTS Total		46,068,170		174,152	0.75%

OPTIONS
CRUDE OIL	26	12,480	June 2021	12,480	0.05%	Morgan Stanley & Co. LLC
LIVE CATTLE	24	12,240	August 2021	12,240	0.05%	Morgan Stanley & Co. LLC
LEAN HOGS	60	93,600	June 2021	93,600	0.41%	Morgan Stanley & Co. LLC
LEAN HOGS	16	2,400	June 2021	2,400	0.01%	Morgan Stanley & Co. LLC
LEAN HOGS	8	1,200	June 2021	1,200	0.01%	Morgan Stanley & Co. LLC
OPTIONS Total		121,920		121,920	0.53%

TOTAL LONG		46,190,090		296,072	1.28%

SECURITIES SOLD SHORT
COMODITY FUTURE CONTRACTS
GOLD CMX	(127)	(22,449,790)	June 2021	143,510	0.62%	Morgan Stanley & Co. LLC
GOLD CMX	(60)	(10,606,200)	June 2021	102,610	0.44%	Morgan Stanley & Co. LLC
GOLD CMX	(8)	(1,414,160)	June 2021	(3,760)	-0.02%	Morgan Stanley & Co. LLC
GOLD CMX	(7)	(1,237,390)	June 2021	869	0.00%	Morgan Stanley & Co. LLC
HI GR. COPPER	(15)	(1,675,500)	September 2021	(91,150)	-0.40%	Morgan Stanley & Co. LLC
HI GR. COPPER	(15)	(1,675,500)	September 2021	13,835	0.06%	Morgan Stanley & Co. LLC
WHEAT	(68)	(2,498,320)	July 2021	16,150	0.07%	Morgan Stanley & Co. LLC
COMMODITY FUTURE CONTRACTS Total		(41,556,860)		182,064	0.79%

OPTIONS
CRUDE OIL	(26)	(13,780)	June 2021	(13,780)	-0.06%	Morgan Stanley & Co. LLC
LEAN HOGS	(16)	(1,440)	June 2021	(1,440)	-0.01%	Morgan Stanley & Co. LLC
LEAN HOGS	(8)	(720)	June 2021	(720)	0.00%	Morgan Stanley & Co. LLC
OPTIONS Total		(15,940)		(15,940)	-0.07%

TOTAL SHORT		(41,572,800)		166,124	0.72%

REMAINING CASH				22,613,318	98.00%
GRAND TOTAL				$23,075,514

See Notes to Financial Statements.

12

Highland Resolute Fund	Consolidated Schedule of Investments

April 30, 2021

DALTON MELCHIOR SEGREGATED PORTFOLIO

Description	Contracts /Shares	Notional Value	Value	Percentage of Value	Counterparty	Floating Rate/ Fixed Rate Amount Paid by Fund	Reference Rate	Termination Date	Unrealized Gain (Loss)
LONG SECURITIES
EQUITY SWAPS
Alten SA		$130,099	$195,685	0.62%	Morgan Stanley & Co. LLC	55 bps + 1M EURIB	-55 bps	3/28/22	$65,587
Applus Services SA		496,008	682,990	2.18%	Morgan Stanley & Co. LLC	55 bps + 1M EURIB	-55 bps	3/28/22	186,982
Arjo AB - B Shares		225,987	316,362	1.01%	Morgan Stanley & Co. LLC	55 bps + 1M STIBO	-7 bps	9/9/21	90,375
Asml Holding NV		475,187	777,453	2.48%	Morgan Stanley & Co. LLC	55 bps + 1M EURIB	-55 bps	3/28/22	302,266
Asr Nederland NV		703,927	1,018,338	3.25%	Morgan Stanley & Co. LLC	55 bps + 1M EURIB	-55 bps	3/28/22	314,411
Avon Rubber PLC		358,141	431,743	1.38%	Morgan Stanley & Co. LLC	59 bps + 1D SONIA	5 bps	3/28/22	73,602
Bankinter SA		404,255	442,741	1.41%	Morgan Stanley & Co. LLC	55 bps + 1M EURIB	-56 bps	3/28/22	38,486
Befesa SA		282,517	445,747	1.42%	Morgan Stanley & Co. LLC	55 bps + 1M EURIB	-55 bps	3/25/22	163,230
Breedon group PLC		398,632	535,327	1.71%	Morgan Stanley & Co. LLC	59 bps + 1D SONIA	5 bps	3/28/22	136,695
Carrefour SA		1,214,738	1,329,601	4.24%	Morgan Stanley & Co. LLC	55 bps + 1M EURIB	-56 bps	3/28/22	114,863
Ceres Power Holdings PLC		311,384	348,689	1.11%	Morgan Stanley & Co. LLC	59 bps + 1D SONIA	5 bps	3/28/22	37,305
Crh PLC		265,059	378,099	1.21%	Morgan Stanley & Co. LLC	55 bps + 1M EURIB	-55 bps	3/28/22	113,040
Erste Group Bank AG		424,119	626,227	2.00%	Morgan Stanley & Co. LLC	55 bps + 1M EURIB	-55 bps	3/28/22	202,108
Ferguson PLC		324,686	455,636	1.45%	Morgan Stanley & Co. LLC	59 bps + 1D SONIA	5 bps	3/28/22	130,949
Finecobank SPA		967,082	1,147,267	3.66%	Morgan Stanley & Co. LLC	55 bps + 1M EURIB	-55 bps	3/28/22	180,185
Fluidra SA		398,719	624,082	1.99%	Morgan Stanley & Co. LLC	55 bps + 1M EURIB	-55 bps	3/28/22	225,363
Games Workshop Group PLC		616,311	705,410	2.25%	Morgan Stanley & Co. LLC	59 bps + 1D SONIA	5 bps	3/28/22	89,100
Grafton Group PLC-UTS		459,279	707,319	2.26%	Morgan Stanley & Co. LLC	59 bps + 1D SONIA	5 bps	3/28/22	248,040
GVS SPA		465,998	585,357	1.87%	Morgan Stanley & Co. LLC	55 bps + 1M EURIB	-55 bps	3/28/22	119,359
Howden Joinery Group PLC		529,838	688,149	2.19%	Morgan Stanley & Co. LLC	59 bps + 1D SONIA	5 bps	3/28/22	158,311
Inficon Holding AG-Reg		315,868	384,370	1.23%	Morgan Stanley & Co. LLC	49 bps + 1D SARON	-73 bps	3/28/22	68,502
Inmobiliaria Colonial Socimi		527,765	568,516	1.81%	Morgan Stanley & Co. LLC	55 bps + 1M EURIB	-55 bps	3/28/22	40,751
Intermediate Capital Group		166,672	246,839	0.79%	Morgan Stanley & Co. LLC	59 bps + 1D SONIA	5 bps	3/28/22	80,166
Intertrust NV		407,836	465,954	1.49%	Morgan Stanley & Co. LLC	55 bps + 1M EURIB	-55 bps	3/28/22	58,118
Jupiter Fund Management		271,238	309,588	0.99%	Morgan Stanley & Co. LLC	59 bps + 1D SONIA	5 bps	3/28/22	38,350
Koninklijke Philips NV		366,202	410,880	1.31%	Morgan Stanley & Co. LLC	55 bps + 1M EURIB	-55 bps	3/28/22	44,678
Korian		601,935	733,501	2.34%	Morgan Stanley & Co. LLC	55 bps + 1M EURIB	-55 bps	3/28/22	131,566
Laboratorios Farmaceuticos R		460,138	688,275	2.20%	Morgan Stanley & Co. LLC	55 bps + 1M EURIB	-55 bps	3/28/22	228,137
Lamda Development SA		560,896	714,038	2.28%	Morgan Stanley & Co. LLC	175 bps + 1M EURIB	-55 bps	2/23/22	153,142
Linea Directa Aseguradora SA		145,574	158,365	0.51%	Morgan Stanley & Co. LLC	55 bps + 1M EURIB	-56 bps	3/28/22	12,790
Lonza Group AG-Reg		496,889	572,170	1.83%	Morgan Stanley & Co. LLC	49 bps + 1D SARON	-73 bps	3/28/22	75,281
Merck Kgaa		845,599	920,704	2.94%	Morgan Stanley & Co. LLC	55 bps + 1M EURIB	-55 bps	3/25/22	75,105
Moncler SPA		270,941	349,450	1.11%	Morgan Stanley & Co. LLC	55 bps + 1M EURIB	-55 bps	3/28/22	78,510
Musti Group Oy		181,235	233,194	0.74%	Morgan Stanley & Co. LLC	55 bps + 1M EURIB	-56 bps	3/28/22	51,959
Nestle SA-Reg		1,056,133	1,111,599	3.55%	Morgan Stanley & Co. LLC	49 bps + 1D SARON	-73 bps	3/28/22	55,466
Piaggio & C. S.P.A.		228,183	330,111	1.05%	Morgan Stanley & Co. LLC	55 bps + 1M EURIB	-55 bps	3/28/22	101,929
Robertet SA		658,085	777,283	2.48%	Morgan Stanley & Co. LLC	55 bps + 1M EURIB	-55 bps	3/28/22	119,198
Roche Holding Ag-Genusschein		923,450	885,224	2.82%	Morgan Stanley & Co. LLC	49 bps + 1D SARON	-73 bps	3/28/22	(38,227)
Sbanken ASA		377,466	570,628	1.82%	Morgan Stanley & Co. LLC	55 bps + 1M NIBOR	26 bps	5/2/22	193,162
Thule Group AB/The		602,633	744,420	2.37%	Morgan Stanley & Co. LLC	55 bps + 1M STIBO	-7 bps	9/9/21	141,786
Vivendi		1,060,502	1,307,316	4.17%	Morgan Stanley & Co. LLC	55 bps + 1M EURIB	-55 bps	3/28/22	246,814
Worldline SA		631,265	697,681	2.23%	Morgan Stanley & Co. LLC	55 bps + 1M EURIB	-55 bps	3/28/22	66,417
EQUITY SWAPS Total		20,608,471	25,622,328	81.75%

INDEX OPTIONS CONTRACTS
EURO STOXX 50 PR P @ 3850 JUN 21	48	37,365	37,365	0.12%	Morgan Stanley & Co. LLC
INDEX OPTIONS CONTRACTS Total		37,365	37,365	0.12%

TOTAL LONG		20,645,836	25,659,693	81.87%

See Notes to Financial Statements.

Annual Report | April 30, 2021	13

Highland Resolute Fund	Consolidated Schedule of Investments

April 30, 2021

Description	Contracts /Shares	Notional Value	Value	Percentage of Value	Counterparty	Floating Rate/ Fixed Rate Amount Paid by Fund	Reference Rate	Termination Date	Unrealized Gain (Loss)
SECURITIES SOLD SHORT
EQUITY SWAPS
DJS Mid 200 PR		$(2,647,947)	$(3,297,231)	-10.52%	Morgan Stanley & Co. LLC	1D EONIA - 45 bps	-48 bps	7/29/22	$(649,284)
FTSE 250 Index		(508,940)	(568,145)	-1.81%	Morgan Stanley & Co. LLC	1D SONIA - 50 bps	5 bps	11/21/22	(59,205)
Learning Technologies Group		(236,043)	(331,826)	-1.06%	Morgan Stanley & Co. LLC	1D SONIA - 35 bps	5 bps	3/28/22	(95,783)
Stoxx-DJ Small 200 Price		(2,885,207)	(3,432,918)	-10.95%	Morgan Stanley & Co. LLC	1D EONIA - 71 bps	-48 bps	7/29/22	(547,711)
Technogym SPA		(256,324)	(306,363)	-0.98%	Morgan Stanley & Co. LLC	1D EONIA - 50 bps	-48 bps	3/28/22	(50,039)
Varta AG		(508,512)	(467,793)	-1.49%	Morgan Stanley & Co. LLC	1D EONIA - 800 bps	-48 bps	3/25/22	40,719
EQUITY SWAPS Total		(7,042,973)	(8,404,276)	-26.81%

INDEX FUTURE CONTRACTS
EURO STOXX 50 JUN21	(112)	(5,292,523)	(88,380)	-0.28%	Morgan Stanley & Co. LLC
INDEX FUTURE CONTRACTS Total		(5,292,523)	(88,380)	-0.28%

TOTAL SHORT		(12,335,496)	(8,492,656)	-27.09%

REMAINING SECURITIES AND CASH			14,184,652	45.24%
GRAND TOTAL			$31,351,689

PSAM HIGHLAND
Description	Contracts/Shares	Value	Percentage of Value
LONG SECURITIES
CORPORATE BONDS
Bruce Mansfield Unit 1 6.85% June 1, 2034	2,311,228	$2,889	1.85%
First Union Real Estate 6.05% August 15, 2021	33,178	42	0.03%
First Union Real Estate 6.80% August 15, 2039	132,224	165	0.11%
CORPORATE BONDS Total		3,096	1.99%

TOTAL LONG		3,096	1.99%

REMAINING CASH		152,823	98.01%
GRAND TOTAL		$155,919

See Notes to Financial Statements.

Highland Resolute Fund	Consolidated Schedule of Investments

April 30, 2021

WABR

Description	Contracts/Shares	Notional Value	Value	Percentage of Value	Counterparty
LONG SECURITIES
COMMON STOCKS
Acadia Realty REIT	4,829		$100,878	0.36%
Alexion Pharmaceuticals	964		162,608	0.58%
Alphabet Class A	62		145,919	0.52%
Amazon	44		152,566	0.54%
Americold Realty	3,042		122,866	0.44%
CM Life Sciences Class A	6,910		93,631	0.33%
Coherent	965		250,890	0.90%
Commscope Holding	8,601		141,487	0.51%
Fedex	439		127,447	0.46%
Hitachi	1,880		92,547	0.33%
IHS Markit	993		106,827	0.38%
Ishares Iboxx High Yield Bond ETF	39,345		3,440,327	12.29%
Ishares Iboxx Investment Grade Bond ETF	26,229		3,439,933	12.29%
Kansas City Southern	1,012		295,716	1.06%
Medical Properties REIT	5,262		116,027	0.41%
Micron Technology	1,303		112,149	0.40%
Netstreit	6,032		125,647	0.45%
Palo Alto Networks	330		116,619	0.42%
Piedmont Office REIT Class A	6,525		121,496	0.43%
RPT Realty	7,266		92,351	0.33%
Sabra Health Care REIT	5,064		92,013	0.33%
Slack Technologies Class A	7,251		307,442	1.10%
Ventas REIT	2,004		111,142	0.40%
Vereit	1,955		93,527	0.33%
Volkswagen PRF	345		89,879	0.32%
Weingarten Realty REIT	3,095		100,092	0.36%
COMMON STOCKS Total			10,152,026	36.26%

CORPORATE BONDS
bespl emtn 0.0000% 2035-01-15	700,000		171,638	0.61%
CORPORATE BONDS Total			171,638	0.61%

INDEX FUTURE CONTRACTS
Emini S&P 500 stock index jun-21	9	1,878,480	97,290	0.35%	Morgan Stanley & Co. LLC
INDEX FUTURE CONTRACTS Total		1,878,480	97,290	0.35%

TOTAL LONG		1,878,480	10,420,954	37.23%

See Notes to Financial Statements.

Annual Report | April 30, 2021	15

Highland Resolute Fund	Consolidated Schedule of Investments

April 30, 2021

Description	Contracts/Shares	Notional Value	Value	Percentage of Value	Counterparty
SECURITIES SOLD SHORT
COMMON STOCKS
American Homes 4 rent Class A REIT	(2,964)		$(109,787)	-0.39%
Ark Innovation ETF	(1,952)		(235,743)	-0.84%
Astrazeneca ADR	(1,783)		(94,624)	-0.34%
Brandywine Realty REIT	(8,574)		(116,006)	-0.41%
Broadridge Financial Solutions	(629)		(99,778)	-0.36%
Camden Property REIT	(893)		(107,589)	-0.38%
Dominos Pizza	(240)		(101,362)	-0.36%
Electronic Arts	(1,394)		(198,059)	-0.71%
Healthcare Real REIT	(3,070)		(98,731)	-0.35%
Invesco QQQ Trust ETF	(1,448)		(489,408)	-1.75%
Ishares Expanded Tech ETF	(572)		(206,830)	-0.74%
Ishares Russell 2000 ETF	(1,222)		(274,815)	-0.98%
Ishares Transportation Average ETF	(354)		(95,604)	-0.34%
Ishares US Real Estate ETF	(1,532)		(151,959)	-0.54%
Ishares US Technology ETF	(1,328)		(123,584)	-0.44%
National Retail Properties REIT	(2,442)		(113,358)	-0.40%
Prologis REIT	(1,173)		(136,690)	-0.49%
Salesforce.com	(384)		(88,443)	-0.32%
SPDR S&P 500 ETF	(1,966)		(820,412)	-2.93%
Vaneck Vectors Semiconductor ETF	(459)		(111,537)	-0.40%
Vanguard Real Estate ETF	(2,799)		(277,325)	-0.99%
Verizon Communications	(2,696)		(155,802)	-0.56%
COMMON STOCKS Total			(4,207,446)	-15.03%

TOTAL SHORT			(4,207,446)	-15.03%

REMAINING SECURITIES AND CASH			21,780,805	77.80%
GRAND TOTAL			$27,994,313

Common Abbreviations:

ETF - Exchange Traded Fund.

EURIBOR - Euro Interbank Offered Rate.

LIBOR - London Interbank Offered Rate.

PIMCO - Pacific Investment Management Company.

REIT - Real Estate Investment Trust

S&P - Standard & Poor’s.

SPDR - Standard & Poor’s Depositary Receipt.

Currency Abbreviations:

EUR - Euro

See Notes to Financial Statements.

Highland Resolute Fund	Consolidated Statement of Assets and Liabilities

April 30, 2021

ASSETS
Investments, at value	$114,923,973
Unrealized appreciation on total return swap contracts	17,354
Cash	1,439,342
Deposits with brokers for total return swap contracts and written options	42,490,000
Receivable for investments sold	31,522
Dividends receivable	38,110
Interest receivable	10,877
Receivable for total return swap reset	1,242,488
Other assets	8,773
Total assets	160,202,439
LIABILITIES
Written options, at value (Premiums received 152,485)	101,425
Unrealized depreciation on total return swap contracts	48,410
Investment advisory fees payable	50,111
Shareholder service fees payable	24,112
Payable for interest expense on total return swap contracts	72,250
Payable for total return swap reset	119,473
Payable for investments purchased	26,355
Variation margin payable	104,400
Trustee fees and expenses payable	14,456
Chief compliance officer fees payable	13,127
Principal financial officer fees payable	2,573
Administration fees payable	76,681
Transfer agency fees payable	15,173
Professional fees payable	60,479
Custody fees payable	16,568
Accrued expenses and other liabilities	14,670
Total liabilities	760,263
NET ASSETS	$159,442,176
NET ASSETS CONSIST OF
Paid-in capital (Note 6)	$149,357,041
Total distributable earnings/(loss)	10,085,135
NET ASSETS	$159,442,176
INVESTMENTS, AT COST	$97,568,456
PRICING OF SHARES
Class I:
Net Asset Value, offering and redemption price per share	$11.58
Net Assets	$159,442,176
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	13,771,457

See Notes to Financial Statements.

Annual Report | April 30, 2021	17

Highland Resolute Fund	Consolidated Statement of Operations

For the Year Ended April 30, 2021

INVESTMENT INCOME
Dividends	$3,544,755
Interest	204,346
Foreign taxes withheld	(4,173)
Total investment income	3,744,928

EXPENSES
Investment advisory fees (Note 7)	3,006,453
Investment advisory fees-subsidiary	253,601
Administration fees	425,763
Transfer agency fees	100,241
Shareholder service fees
Class I	18,796
Professional fees	78,382
Custody fees	69,108
Reports to shareholders and printing fees	6,948
Trustee fees and expenses	15,862
Registration/filing fees	26,937
Chief compliance officer fees	78,582
Principal financial officer fees	15,320
Other	34,852
Total expenses before waivers	4,130,845
Less fees waived/reimbursed by investment adviser (Note 7)
Class I	(2,869,225)
Waiver of investment advisory fees - subsidiary (Note 7)	(253,601)
Total net expenses	1,008,019
NET INVESTMENT INCOME	2,736,909
Net realized gain on investments	10,447,246
Net realized gain on futures contracts	154,061
Net realized gain on written options	1,844,271
Net realized gain on total return swap contracts	11,026,895
Net realized gain on foreign currency transactions	43,346
Total net realized gain	23,515,819

Net change in unrealized appreciation on investments	15,306,567
Net change in unrealized appreciation on written options	20,426
Net change in unrealized appreciation on futures contracts	765,320
Net change in unrealized depreciation on total return swap contracts	(31,082)
Net change in unrealized depreciation on translation of assets and liabilities in foreign currency transactions	(11)
Total net change in unrealized appreciation	16,061,220
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	39,577,039
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$42,313,948

See Notes to Financial Statements.

18

Highland Resolute Fund	Consolidated Statements of Changes in Net Assets

	For the Year Ended April 30, 2021	For the Year Ended April 30, 2020
OPERATIONS
Net investment income	$2,736,909	$5,499,415
Net realized gain/(loss)	23,515,819	(37,178,643)
Net change in unrealized appreciation	16,061,220	1,872,075
Net increase/(decrease) in net assets resulting from operations	42,313,948	(29,807,153)
TOTAL DISTRIBUTIONS (NOTE 4)
Class I	–	(3,500,019)
Net decrease in net assets from distributions	–	(3,500,019)
BENEFICIAL INTEREST TRANSACTIONS (NOTE 6)
Shares sold
Class I	28,612,421	9,378,217
Dividends reinvested
Class I	–	3,500,019
Shares redeemed, net of redemption fees
Class I	(91,284,334)	(132,205,860)
Net decrease in net assets derived from beneficial interest transactions	(62,671,913)	(119,327,624)
Net decrease in Net Assets	(20,357,965)	(152,634,796)
NET ASSETS:
Beginning of period	179,800,141	332,434,937
End of period	$159,442,176	$179,800,141

See Notes to Financial Statements.

Annual Report | April 30, 2021	19

Highland Resolute Fund	Consolidated Financial Highlights

For a share outstanding throughout the years presented

	Class I
	For the Year Ended April 30, 2021		For the Year Ended April 30, 2020		For the Year Ended April 30, 2019		For the Year Ended April 30, 2018(a)		For the Year Ended April 30, 2017(b)
NET ASSET VALUE, BEGINNING OF PERIOD	$9.28		$10.30		$10.81		$11.14		$10.75
INCOME/(LOSS) FROM OPERATIONS
Net investment income(c)	0.14		0.19		0.20		0.25		0.09
Net realized and unrealized gain/(loss) on investments	2.16		(1.09)		(0.22)		0.38		0.45
Total from Investment Operations	2.30		(0.90)		(0.02)		0.63		0.54

LESS DISTRIBUTIONS
Net investment income	–		(0.12)		(0.15)		(0.77)		(0.13)
Net realized gain on investments	–		–		(0.34)		(0.19)		(0.02)
Total Distributions	–		(0.12)		(0.49)		(0.96)		(0.15)
NET INCREASE/(DECREASE) IN NET ASSET VALUE	2.30		(1.02)		(0.51)		(0.33)		0.39
NET ASSET VALUE, END OF PERIOD	$11.58		$9.28		$10.30		$10.81		$11.14
TOTAL RETURN(d)	24.78%		(8.65)%		0.22%		5.51%		5.04%

RATIOS/SUPPLEMENTAL DATA
Net assets, End of Period (000s)	$159,442		$179,800		$332,435		$373,865		$491,811
RATIOS TO AVERAGE NET ASSETS:
Operating expenses excluding reimbursement/waiver(e)	1.94	%(f)(g)	1.90	%(f)(g)	1.89	%(f)(g)	1.94	%(f)(g)	1.77	%(f)(g)
Operating expenses including reimbursement/waiver(e)	0.50	%(f)	0.69	%(f)	0.74	%(f)	0.82	%(f)	0.52	%(f)
Net investment income including reimbursement/waiver(e)	1.37%		1.89%		1.95%		2.24%		0.86%
PORTFOLIO TURNOVER RATE	42%		103%		55%		79%		94%

(a)	Prior to August 31, 2017 the Highland Resolute Fund was known as the Redmont Resolute Fund.
(b)	Prior to August 31, 2016 the Highland Resolute Fund was known as the Redmont Resolute Fund II.
(c)	Calculated using the average shares method.
(d)

Total investment return is calculated assuming a purchase of a common share at the opening of the first day and a sale at closing on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total returns would have been lower had certain expenses not been waived during the period. Total investment returns do not reflect brokerage commissions, if any, and are not annualized.

(e)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Consolidated Schedule of Investments.
(f)	Dividend and interest expense on securities sold short totaled 0.00%, 0.09%, 0.19%, 0.25%, and 0.10% of average net assets for the years ended April 30, 2021, 2020, 2019, 2018, and 2017, respectively.
(g)

The ratio of operating expenses excluding fee waiver/reimbursements to average net assets is calculated excluding the waived Subsidiary management fee (See Note 7 for additional detail). The ratio inclusive of that fee would be 2.06%, 1.99%, 1.97%, 2.01% and 1.81% for the years ended April 30, 2021, 2020, 2019, 2018 and 2017, respectively.

See Notes to Financial Statements.

20

Highland Resolute Fund	Notes to Consolidated Financial Statements

April 30, 2021

1. ORGANIZATION

Financial Investors Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust consists of multiple separate portfolios or series. This annual report describes the Highland Resolute Fund (the “Fund”). Effective August 31, 2017, the Fund changed its name from Redmont Resolute Fund. The Fund seeks to provide long-term total return with reduced volatility and reduced correlation to the conventional stock and bond markets. The Fund offers Class I shares.

Basis of Consolidation: Highland Resolute Cayman (the “Subsidiary”), a Cayman Islands exempted company, is a wholly owned subsidiary of the Fund. The Subsidiary’s investment objective is designed to enhance the ability of the Fund to obtain exposure to equities, financial, currency and commodities markets consistent with the limits of the U.S. federal tax law requirements applicable to registered investment companies. The Subsidiary is subject to substantially the same investment policies and investment restrictions as the Fund. The Subsidiary acts as an investment vehicle for the Fund in order to effect certain commodity-related investments on behalf of the Fund. Investments in the Subsidiary are expected to provide the Fund with exposure to the commodity markets within the limitations of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and recent IRS revenue rulings, as discussed below under “Federal Income Taxes”. The Fund is the sole shareholder of the Subsidiary pursuant to a subscription agreement, and it is intended that the Fund will remain the sole shareholder and will continue to control the Subsidiary. Under the Articles of Association of the Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to wholly own and vote at general meetings of the Subsidiary and certain rights in connection with any winding-up or repayment of capital, as well as the right to participate in the profits or assets of the Subsidiary. The Fund may invest up to 25% of its total assets in shares of the Subsidiary. As a wholly owned subsidiary of the Fund, all assets and liabilities, income and expenses of the Subsidiary are consolidated in the financial statements and financial highlights of the Fund collectively referred to as the "financial statements" in these notes to the consolidated financial statements. All investments held by the Subsidiary are disclosed in the accounts of the Fund. As of April 30, 2021, net assets of the Fund were $159,442,176, of which $17,658,585 or 11.08%, represented the Fund’s ownership of all issued shares and voting rights of the Subsidiary. The Fund and the Subsidiary are "commodity pools" under the U.S. Commodity Exchange Act, and Highland Associates, Inc. (the "Adviser") is a "commodity pool operator" registered with and regulated by the Commodities Futures Trading Commission (CFTC).

2. SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company for financial reporting purposes under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board ("FASB") Accounting Standards Codification (ASU) Topic 946 Financial Services – Investment Companies. The following is a summary of significant accounting policies consistently followed by the Fund and Subsidiary in preparation of the financial statements.

Investment Valuation: The Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

For equity securities and mutual funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day. Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies, which are priced as equity securities.

The market price for debt obligations is generally the price supplied by an independent third-party pricing service approved by the Board of Trustees of the Trust (the “Board”), which may use a matrix, formula or other objective method that takes into consideration quotations from dealers, market transactions in comparable investments, market indices and yield curves. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more brokers–dealers that make a market in the security. Municipal securities having a remaining maturity of greater than 60 days, are typically valued at the evaluated bid price formulated by an independent pricing service. Corporate Bonds, U.S. Government & Agency, and U.S. Treasury Bonds & Notes are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market and are valued at the mean between the bid and asked prices as of the close of business of that market.

Annual Report | April 30, 2021	21

Highland Resolute Fund	Notes to Consolidated Financial Statements

April 30, 2021

Futures contracts that are listed or traded on a national securities exchange, commodities exchange, contract market or comparable over the counter market, and that are freely transferrable, are valued at their closing settlement price on the exchange on which they are primarily traded or based upon the current settlement price for a like instrument acquired on the day on which the instrument is being valued. A settlement price may not be used if the market moves with respect to a particular commodity. Over-the-counter swap contracts for which market quotations are readily available are valued based on quotes received from independent pricing services or one or more dealers that make markets in such securities. When an available price is not obtainable, the last traded priced is utilized to value the swap contracts, or price is provided by the swap provider or prime broker. Options contracts listed for trading on a securities exchange or board of trade are valued at the last quoted sales price or, in the absence of a sale at the mean of the last bid and asked price.

Forward currency exchange contracts have a fair value determined by the current foreign currency exchange forward rates. The foreign currency exchange forward rates are calculated using an automated system that estimates rates on the basis of the current day foreign currency exchange rates and forward foreign currency exchange rates supplied by a pricing service. Foreign exchange rates and forward foreign currency exchange rates may generally be obtained at the close of the NYSE, normally 4:00 p.m. Eastern Time.

When such prices or quotations are not available, or when the Adviser believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

Fair Value Measurements: The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

Highland Resolute Fund	Notes to Consolidated Financial Statements

April 30, 2021

The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2021:

Highland Resolute Fund

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Exchange Traded Funds	$40,469,370	$–	$–	$40,469,370
Open-End Mutual Funds	51,951,885	–	–	51,951,885
Government & Agency Obligations	–	3,130,749	–	3,130,749
Short-Term Investments
Money Market Fund	16,536,255	–	–	16,536,255
U.S. Treasury Bills	–	2,835,714	–	2,835,714
Total	$108,957,510	$5,966,463	$–	$114,923,973

Other Financial Instruments**
Assets:
Futures Contracts	$765,320	$–	$–	$765,320
Total Return Swap Contracts	–	17,354	–	17,354
Liabilities:
Written Option Contracts	(101,425)	–	–	(101,425)
Total Return Swap Contracts	–	(48,410)	–	(48,410)
Total	$663,895	$(31,056)	$–	$632,839

*	For detailed descriptions, see the accompanying Consolidated Schedule of Investments.
**

Other financial instruments are derivative instruments reflected in the Consolidated Schedule of Investments. The Total Return Swap Contracts and Futures shown in the table are reported at their unrealized appreciation/(depreciation) at the measurement date, which represents the change in the contract’s value from trade date.

The changes of the fair value of investments for which the Fund have used Level 3 inputs to determine the fair value are as follows:

Highland Resolute Fund	Common Stocks	Preferred Stocks	Total
Balance as of April 30, 2020	$359,388	$2,166,219	$2,525,607
Accrued Discount/Premium	–	–	–
Realized Gain/(Loss)	(40,781)	(245,828)	(286,609)
Change in Unrealized Appreciation/(Depreciation)	25,542	153,957	179,499
Purchases	–	–	–
Sales Proceeds	(344,149)	(2,074,348)	(2,418,497)
Transfer into Level 3	–	–	–
Transfer out of Level 3	–	–	–
Balance as of April 30, 2021	$–	$–	$–
Net change in unrealized Appreciation/(Depreciation) attributable to Level 3 investments held at April 30, 2021	$–	$–	$–

As of April 30, 2021 the Fund did not have any securities that used significant unobservable inputs (Level 3) in determining fair value.

Annual Report | April 30, 2021	23

Highland Resolute Fund	Notes to Consolidated Financial Statements

April 30, 2021

Trust Expenses: Some expenses of the Trust can be directly attributed to the Fund. Expenses which cannot be directly attributed to the Fund are apportioned among all funds in the Trust based on average net assets of the Fund.

Federal Income Taxes: The Fund complies with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains, if any, each year so that the Fund will not be subject to excise tax on undistributed income and gains. The Fund is not subject to income taxes to the extent such distributions are made.

As of and during the year ended April 30, 2021, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes. For tax purposes, the Subsidiary is an exempt Cayman Islands investment company and has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits, and capital gains taxes. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, the Subsidiary is a controlled foreign corporation ("CFC") and as such is not subject to U.S. income tax. However, as a wholly-owned CFC, the net income and capital gain of the CFC, to the extent of its earnings and profits, will be included each year in the Fund’s taxable income. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Consolidated Statement of Operations.

Concentration of Credit Risk: The Fund places its cash with a banking institution, which is insured by the FDIC. The FDIC limit is $250,000. At various times throughout the year, the amount on deposit may exceed the FDIC limit and subject the Fund to a credit risk. The Fund does not believe that such deposits are subject to any unusual risk associated with investment activities.

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date basis). Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned using the effective yield method. Dividend income is recognized on the ex-dividend date or for withholding taxes or certain foreign securities, as soon as information is available to the Fund. Withholding taxes on foreign dividends are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Consolidated Statement of Operations.

Foreign Securities: The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible re-evaluation of currencies, the inability to repatriate foreign currency, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Foreign Currency Translation: Values of investments denominated in foreign currencies are converted into U.S. dollars using the current exchange rates each business day (generally 4:00 p.m. Eastern Time). Purchases and sales of investments and dividend income are translated into U.S. dollars using the current prevailing exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized gains or losses on securities is reflected as a component of such gains or losses. Transactions in foreign denominated assets may involve greater risks than domestic transactions.

Short Sales: The Fund may make short sales of securities consistent with its strategies. A short sale is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline.

When a Fund makes a short sale, it must borrow the security sold short and deliver it to the broker dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time that a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged. Losses incurred from engaging in short sales may be unlimited.

Highland Resolute Fund	Notes to Consolidated Financial Statements

April 30, 2021

To the extent that a Fund engages in short sales, it will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of segregated or “earmarked” assets determined to be liquid in accordance with procedures established by the Board and that is equal to the current market value of the securities sold short, or will ensure that such positions are covered by “offsetting” positions, until the Fund replaces the borrowed security. A short sale is “against the box” to the extent that the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. The Fund may engage in short selling to the extent permitted by the federal securities laws and rules and interpretations thereunder. To the extent a Fund engages in short selling in foreign (non-U.S.) jurisdictions, the Fund will do so to the extent permitted by the laws and regulations of such jurisdiction.

Distributions to Shareholders: The Fund normally pays dividends and distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from interest and dividends and other income the Fund receives from their investments, including distributions of short term capital gains. Capital gain distributions are derived from gains realized when the Fund sells a security it has owned for more than a year. The Fund may make additional distributions and dividends at other times if its portfolio manager or managers believe doing so may be necessary for the Fund to avoid or reduce taxes.

Epidemic and Pandemic Risk: Certain countries have been susceptible to epidemics, most recently COVID-19, which has been designated as a pandemic by world health authorities. The outbreak of such epidemics, together with any resulting restrictions on travel or quarantines imposed, could have a negative impact on the economy and business activity globally (including in the countries in which we invest), and thereby could adversely affect the performance of our investments. Furthermore, the rapid development of epidemics could preclude prediction as to their ultimate adverse impact on economic and market conditions, and, as a result, present material uncertainty and risk with respect to us and the performance of our investments.

Libor Risk: In March 2020, the FASB issued ASU No. 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The Fund’s investments, payment obligations, and financing terms may be based on floating rates, such as the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. On November 30, 2020, the administrator of LIBOR announced its intention to delay the phase out of the majority of the U.S. dollar LIBOR publications until June 30, 2023, with the remainder of LIBOR publications to still end at the end of 2020.

3. DERIVATIVE INSTRUMENTS

Swap Contracts: The Fund may enter into swap transactions for hedging purposes or to seek to increase total return. At the present time, the Fund primarily enters into swap transactions for the purpose of increasing total return. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net payment to be received by the Fund and/or the termination value at the end of the contract.

Therefore, the Fund considers the creditworthiness of each counterparty to a contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index. Entering into these agreements involves, to varying degrees, market risk, liquidity risk and elements of credit, legal and documentation risk that are not directly reflected in the amounts recognized in the Consolidated Statement of Assets and Liabilities.

The Fund invests in total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. The Fund may pay or receive cash as collateral on these contracts which may be recorded as an asset and/or liability. The Fund must set aside liquid assets, or engage in other appropriate measures, to cover its obligations under these contracts. Swaps are marked to market daily using either pricing vendor quotations, counterparty prices or model prices and the change in value, if any, is recorded as an unrealized gain or loss. Upfront payments made and/or received by the Fund are recorded as an asset and/or liability and realized gains or losses are recognized ratably over the contract’s term/event, with the exception of forward starting interest rate swaps, whose realized gains or losses are recognized ratably from the effective start date. Periodic payments received or made on swap contracts are recorded as realized gains or losses. Gains or losses are realized upon termination of a swap contract and are recorded on the Consolidated Statement of Operations. Swap agreements held at April 30, 2021 are disclosed in the Consolidated Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Fund and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to

Annual Report | April 30, 2021	25

Highland Resolute Fund	Notes to Consolidated Financial Statements

April 30, 2021

terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements.

Option Contracts: The Fund may enter into options transactions for hedging purposes and for non-hedging purposes such as seeking to enhance return. The Fund may write covered put and call options on any stocks or stock indices, currencies traded on domestic and foreign securities exchanges, or futures contracts on stock indices, interest rates and currencies traded on domestic and, to the extent permitted by the CFTC, foreign exchanges. A call option on an asset written by the Fund obligates the Fund to sell the specified asset to the holder (purchaser) at a stated price (the exercise price) if the option is exercised before a specified date (the expiration date). A put option on an asset written by a Fund obligates the Fund to buy the specified asset from the purchaser at the exercise price if the option is exercised before the expiration date. Premiums received when writing options are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options, which are either exercised or closed, are offset against the proceeds received or amount paid on the transaction to determine realized gains or losses which are recorded on the Consolidated Statement of Operations.

Futures: The Fund may enter into futures contracts for hedging purposes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into a futures contract, the Fund is required to deposit an initial margin with the broker in an amount equal to a certain percentage of the contract amount. The Fund receives from or pays to the broker, on a daily basis, an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as “variation margin,” and are recorded by the Fund as unrealized gains or losses. When the futures contract is closed, the Fund records a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The Fund’s potential losses from the use of futures extend beyond its initial investment in such contracts. The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Consolidated Statement of Assets and Liabilities. The predominant risk is that the movement of a futures contract’s price may result in a loss, which could render the Fund’s hedging strategy unsuccessful. There is minimal counterparty credit risk since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Risk Exposure: The following tables disclose the amounts related to the Fund’s use of derivative instruments.

The effect of derivative instruments on the Consolidated Statement of Assets and Liabilities as of April 30, 2021 was as follows:

Risk Exposure	Asset Derivatives Statement of Assets and Liabilities Location	Fair Value		Liability Derivatives Statement of Assets and Liabilities Location	Fair Value
Highland Resolute Fund
Equity Risk (Total Return Swap Contracts)	Unrealized appreciation on total return swap contracts	$17,354		Unrealized depreciation on total return swap contracts	$–
Commodity Risk (Total Return Swap Contracts)	Unrealized appreciation on total return swap contracts	–		Unrealized depreciation on total return swap contracts	46,596
Credit Risk (Total Return Swap Contracts)	Unrealized appreciation on total return swap contracts	–		Unrealized depreciation on total return swap contracts	1,814
Equity Risk (Written Options)	N/A	N/A		Written options, at value	101,425
Equity Risk (Futures Contracts)	Unrealized appreciation on futures contracts	765,320	(a)	N/A	N/A
Total		$782,674			$149,835

(a)	Reflects cumulative unrealized appreciation of futures contracts as reported in the Consolidated Schedule of Investments. The value reflected on the accompanying Consolidated Statement of Assets and Liabilities is only the unsettled variation margin payable as of April 30, 2021.

Highland Resolute Fund	Notes to Consolidated Financial Statements

April 30, 2021

The effect of derivative instruments on the Consolidated Statements of Operations for the year ended April 30, 2021 was as follows:

Risk Exposure	Statement of Operations Location	Realized Gain/(Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Highland Resolute Fund
Equity Risk (Total Return Swap Contracts)	Net realized gain/(loss) on total return swap contracts/Net change in unrealized appreciation/(depreciation) on total return swap contracts	$5,710,536	$17,334
Commodity Risk (Total Return Swap Contracts)	Net realized gain/(loss) on total return swap contracts/Net change in unrealized appreciation/(depreciation) on total return swap contracts	$1,035,035	$(46,596)
Credit Risk (Total Return Swap Contracts)	Net realized gain/(loss) on total return swap contracts/Net change in unrealized appreciation/(depreciation) on total return swap contracts.	$4,373,886	$(1,814)
Foreign Exchange Rate Risk (Total Return Swap Contracts)	Net realized gain/(loss) on total return swap contracts/Net change in unrealized appreciation/(depreciation) on total return swap contracts	(92,562)	(6)
Equity Risk (Written Options)	Net realized gain/(loss) on written options/Net change in unrealized appreciation/(depreciation) on written options	1,844,271	20,426
Equity Risk (Futures Contracts)	Net realized gain/(loss) on futures contracts/Net change in unrealized appreciation/(depreciation) futures contracts	154,061	765,320
Total		$13,025,227	$754,664

Annual Report | April 30, 2021	27

Highland Resolute Fund	Notes to Consolidated Financial Statements

April 30, 2021

Volume of Derivative Instruments for the Fund during the year ended April 30, 2021 was as follows:

Derivative Type	Unit of Measurement	Monthly Average
Highland Resolute Fund
Equity Risk (Total Return Swap Contracts)	Notional Quantity	58,608,010
Commodity Risk (Total Return Swap Contracts)	Notional Quantity	11,090,706
Credit Risk (Total Return Swap Contracts)	Notional Quantity	26,432,213
Foreign Exchange Rate Risk (Total Return Swap Contracts)	Notional Quantity	3,916,616
Equity Risk (Written Options)	Value	(190,013)
Equity Risk (Futures Contracts)	Notional Quantity	1,946,615

Certain derivative contracts are executed under either standardized netting agreements or, for exchange-traded derivatives, the relevant contracts for a particular exchange which contain enforceable netting provisions. A derivative netting arrangement creates an enforceable right of off-set that becomes effective, and affects the realization of settlement on individual assets, liabilities and collateral amounts, only following a specified event of default or early termination. Default events may include the failure to make payments or deliver securities timely, material adverse changes in financial condition or insolvency, the breach of minimum regulatory capital requirements, or loss of license, charter or other legal authorization necessary to perform under the contract.

The following table presents financial instruments that are subject to enforceable netting arrangements or other similar agreements as of April 30, 2021:

Highland Resolute Fund
Offsetting of Derivatives Assets
				Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Financial Instruments Available for Offset(a)	Cash Collateral Received(a)	Net Receivable Amount
Total Return Swap Contracts	$17,354	$–	$17,354	$(17,354)	$–	$–
Total	$17,354	$–	$17,354	$(17,354)	$–	$–

Highland Resolute Fund
Offsetting of Derivatives Liabilities

				Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Financial Instruments Available for Offset(a)	Cash Collateral Pledged(a)	Net Payable Amount
Total Return Swap Contracts	$(48,410)	$–	$(48,410)	$17,354	$31,056	$–
Total	$(48,410)	$–	$(48,410)	$17,354	$31,056	$–

(a)	These amounts are limited to the derivative asset/liability balance and, accordingly, do not include excess collateral received/pledged.

28

Highland Resolute Fund	Notes to Consolidated Financial Statements

April 30, 2021

4.	TAX BASIS INFORMATION

Reclassifications: As of April 30, 2021, these differences had no effect on net assets and were primarily attributed to differing book and tax treatment of consolidating entries from the Fund’s Controlled Foreign Corporation (“CFC”) and inclusion of Earnings and Profits (“E&P”) from the same. The reclassifications were as follows:

Paid-in Capital	Distributable earnings
$46,602	$(46,602)

The temporary differences are primarily attributed to the tax treatment of wash sales, swaps, and unrealized gains/losses on certain derivative instruments.

Tax Basis of Investments: As of April 30, 2021, the aggregate cost of investments, gross unrealized appreciation/(depreciation) and net unrealized appreciation for Federal tax purposes were as follows:

	Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Appreciation/ (Depreciation) of Foreign Currency	Net Unrealized Appreciation/ (Depreciation)	Cost of Investments for Income Tax Purposes
Highland Resolute Fund	$99,546,469	$(82,767,610)	$380	$16,779,239	$98,914,898

Components of Earnings: As of April 30, 2021, components of distributable earnings were as follows:

	Accumulated Capital Gains/(Losses)	Undistributed Ordinary Income	Net Unrealized Appreciation/(Depreciation)	Other Cumulative Effect of Timing Differences
Highland Resolute Fund	$(16,932,061)	$10,237,957	$16,779,239	$–

Tax Basis of Distributions to Shareholders: The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain were recorded by the Fund.

The tax character of distributions paid by the Fund for the fiscal year ended April 30, 2021, were as follows:

	Ordinary Income	Long-Term Capital Gains
Highland Resolute Fund	$–	$–

The tax character of distributions paid by the Fund for the fiscal year ended April 30, 2020, were as follows:

Fund	Ordinary Income	Long-Term Capital Gain
Highland Resolute Fund	$3,500,019	$–

Under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next tax year without expiration. As of April 30, 2021, the Fund elects to carry forward $8,963,754 in long-term capital losses and $7,968,307 in short-term capital losses to the next tax year.

Annual Report | April 30, 2021	29

Highland Resolute Fund	Notes to Consolidated Financial Statements

April 30, 2021

5.	SECURITIES TRANSACTIONS

Purchases and sales of securities, excluding short-term securities and U.S. Government Obligations during the year ended April 30, 2021 were as follows:

Fund	Purchases of Securities	Proceeds From Sales of Securities
Highland Resolute Fund	$50,505,065	$93,428,797

6.	BENEFICIAL SHARE TRANSACTIONS

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. Holders of the shares of the Fund of the Trust have one vote for each share held and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are transferable and redeemable at the option of the shareholder. Purchasers of the shares do not have any obligation to make payments to the Trust or its creditors solely by reason of the purchasers’ ownership of the shares. Shares have no pre-emptive rights.

Transactions in common shares were as follows:

Highland Resolute Fund
Class I:	For the Year Ended April 30, 2021	For the Year Ended April 30, 2020
Common Shares Outstanding - Beginning of Period	19,374,899	32,287,022
Common Shares Sold	2,863,529	926,202
Common Shares Issued as Reinvestment of Dividends	–	340,801
Common Shares Redeemed	(8,466,971)	(14,179,126)
Common Shares Outstanding - End of Period	13,771,457	19,374,899

Shares redeemed within 90 days of purchase may incur a 2% short-term redemption fee deducted from the redemption amount. Redemption fees are reflected in the “Shares redeemed, net of redemption fees” in the Consolidated Statements of Changes in Net Assets. For the year ended April 30, 2021 and the year ended April 30, 2020, the Fund retained fees as follows:

Fund	For the Year Ended April 30, 2021	For the Year Ended April 30, 2020
Highland Resolute Fund	$–	$16

7.	MANAGEMENT AND RELATED PARTY TRANSACTIONS

Investment Advisory

The Adviser, subject to the authority of the Board, is responsible for the overall management and administration of the Fund’s business affairs. Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”), the Adviser is entitled to an investment advisory fee, computed daily and payable monthly of 1.50% of the average daily net assets for the Fund. The management fee is paid on a quarterly basis.

The Subsidiary has entered into a separate advisory agreement (the “Subsidiary Advisory Agreement”) with the Adviser for the management of the Subsidiary’s portfolio pursuant to which the Subsidiary is obligated to pay the Adviser a management fee at the same rate that the Fund pays the Adviser for investment advisory services provided to the Fund. The Adviser has agreed to waive the advisory fee it receives from the Fund in an amount equal to the management fee paid by the Subsidiary. This waiver may not be terminated or modified without the consent of the Board. This agreement may not be terminated or modified prior to this date except with the approval of the Board. For the year ended April 30, 2021, this amount equaled $253,601 and is disclosed in the Consolidated Statement of Operations. Fees under the Subsidiary Advisory Agreement are not permitted to be recouped.

The Adviser entered into Investment Sub-Advisory Agreements with Chatham Asset Management, LLC (“Chatham”) and Parametric Portfolio Associates, LLC (“Parametric”). The Adviser determines the allocation of the Fund’s assets among Chatham and Parametric (collectively the “Sub-Advisers”) and other open-end investment companies. The Fund is not required to invest with any minimum number of sub-advisers or open-end investment companies, and does not have minimum or maximum limitations with respect to allocations of assets to the Sub-Advisers, investment

30

Highland Resolute Fund	Notes to Consolidated Financial Statements

April 30, 2021

strategy or market sector. The Adviser may change the allocation of the Fund’s assets among the available investment options, and may add or remove sub-advisers, at any time. Each Sub-Adviser is responsible for the day-to-day management of its allocated portion of Fund assets. The Adviser has ultimate responsibility, subject to the oversight of the Board of the Fund, to oversee the Sub-Advisers, and to recommend their hiring, termination and replacement.

Pursuant to each Investment Sub-Advisory Agreement, the Adviser pays the Sub-Advisers an annual sub-advisory management fee which is based on the Fund’s average quarterly market value of the assets managed by the Sub-Advisers. The Adviser is required to pay all fees due to Sub-Advisers out of the management fee the Adviser receives from the Fund. The following table reflects the Fund’s contractual sub-advisory fee rates.

Sub-Advisers	Contractual Sub-Advisory Fee
Chatham Asset Management, LLC(a)	1.00%
Parametric Portfolio Associates, LLC	0.30%

(a)	Effective June 30, 2020, Chatham Asset Management, LLC, ceased serving as an investment Sub-Adviser to the Fund.

The Adviser has agreed, with respect to the Fund’s Class I shares, to waive the portion of its 1.50% management fee in excess of any sub-advisory fees (as defined in the Prospectus), and effective September 1, 2019, less third-party administrative costs charged to the Adviser in connection with the non-recurring addition of a new investment sub-adviser for the Fund or removal of an existing investment sub-adviser to the Fund. The Adviser may not discontinue this agreement to waive fees prior to August 31, 2021 without the approval of the Fund’s Board. The Adviser is not permitted to recoup any amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than the expense limitation cap. Fees waived/reimbursed by the Adviser for the year ended April 30, 2021 are disclosed in the Consolidated Statement of Operations.

For the year ended April 30, 2021, the fee waivers and/or reimbursements were as follows:

Fees Waived/ Reimbursed By Adviser
Highland Resolute Fund - Class I	$(2,869,225)

Administrator Fees and Expenses

ALPS Fund Services, Inc. (“ALPS”) serves as administrator to the Fund, and the Fund has agreed to pay expenses incurred in connection with its administrative activities. Pursuant to an Administration Agreement, ALPS provides operational services to the Fund including, but not limited to, fund accounting and fund administration and generally assists in the Fund’s operations. Officers of the Trust are employees of ALPS. The Fund’s administration fee is accrued on a daily basis and paid monthly. Administration fees paid by the Fund for the year ended April 30, 2021 are disclosed in the Consolidated Statement of Operations.

ALPS is reimbursed by the Fund for certain out-of-pocket expenses.

Transfer Agent

ALPS serves as transfer, dividend paying and shareholder servicing agent for the Fund. ALPS receives an annual minimum fee, a fee based upon the number of shareholder accounts and is also reimbursed by the Fund for certain out-of-pocket expenses. Transfer agent fees paid by the Fund for the year ended April 30, 2021 are disclosed in the Consolidated Statement of Operations.

Compliance Services

ALPS provides services that assist the Fund’s chief compliance officer in monitoring and testing the policies and procedures of the Fund in conjunction with requirements under Rule 38a-1 under the 1940 Act and receives an annual base fee. ALPS is reimbursed for certain out-of-pocket expenses by the Fund. Compliance service fees paid by the Fund for the year ended April 30, 2021 are disclosed in the Consolidated Statement of Operations.

Principal Financial Officer

ALPS receives an annual fee for providing principal financial officer services to the Fund. Principal financial officer fees paid by the Fund for the year ended April 30, 2021 are disclosed in the Consolidated Statement of Operations.

Distributor

ALPS Distributors, Inc. (“ADI” or the “Distributor”) (an affiliate of ALPS) acts as the distributor of the Fund’s shares pursuant to a Distribution Agreement with the Trust on behalf of the Fund. Shares are sold on a continuous basis by ADI as agent for the Fund, and ADI has agreed to use its best efforts to solicit orders for the sale of Fund’s shares, although it is not obliged to sell any particular amount of shares. ADI is not entitled to any compensation for its services as Distributor. ADI is registered as a broker-dealer with the U.S. Securities and Exchange Commission.

Annual Report | April 30, 2021	31

Highland Resolute Fund	Notes to Consolidated Financial Statements

April 30, 2021

Shareholder Services Plan

Effective December 12, 2017, the Fund has adopted a Shareholder Services Plan (the “Plan”) with respect to its Class I shares. Under the Plan, the Fund is authorized to pay banks and its affiliates and other institutions, including broker-dealers and Fund affiliates which may include the Distributor, Adviser and/or the transfer agent (“Participating Organizations”), an aggregate fee in an amount not to exceed on an annual basis 0.10% of the average daily net asset value of Class I shares of the Fund attributable to or held in the name of the Participating Organizations for its clients as compensation for providing shareholder service activities, which do not include distribution services pursuant to an agreement with Participating Organizations. Any amount of such payment not paid to the Participating Organizations during the Fund’s fiscal year for such service activities shall be reimbursed to the Fund as soon as practicable. Plan fees are included with shareholder service fees in the Consolidated Statement of Operations. Fees recaptured pursuant to the Plan for the year ended April 30, 2021 are included as an offset to shareholder service fees as disclosed in the Consolidated Statement of Operations.

Trustees

The fees and expenses of the Trustees of the Board are presented in the Consolidated Statement of Operations.

8.	INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses which may permit indemnification to the extent permissible under applicable law. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

9.	SUBSEQUENT EVENT

Subsequent events after the date of the Consolidated Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued.

Effective as of the close of business May 13, 2021, Parametric no longer serves as an investment sub-adviser to the Fund.

32

Highland Resolute Fund	Report of Independent Registered Accounting Firm

April 30, 2021

To the Shareholders of Highland Resolute Fund and Board of Trustees of Financial Investors Trust

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Highland Resolute Fund (the “Fund”), a series of Financial Investors Trust, as of April 30, 2021, the related consolidated statement of operations for the year then ended, and the consolidated statements of changes in net assets, the related notes, and the consolidated financial highlights for each of the two years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2021, the results of its operations for the year then ended, and the changes in net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The Fund’s consolidated financial highlights for the years ended April 30, 2019, and prior, were audited by other auditors whose report dated June 25, 2019, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2021, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2020.

COHEN & COMPANY, LTD.

Cleveland, Ohio

June 29, 2021

Annual Report | April 30, 2021	33

Highland Resolute Fund	Additional Information

April 30, 2021 (Unaudited)

1.	FUND HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s Web site at http://www.sec.gov. The Fund’s Form N-PORT reports are also available upon request by calling toll-free (855) 268-2242.

2.	FUND PROXY VOTING POLICIES, PROCEDURES AND SUMMARIES

Fund policies and procedures used in determining how to vote proxies and information regarding how each of the Fund voted proxies relating to portfolio securities during the most recent prior 12-month period ending June 30 are available without charge, (1) upon request, by calling (toll-free) (855) 268-2242 and (2) on the SEC’s website at http://www.sec.gov.

3.	TAX INFORMATION

The Fund designates the following for federal income tax purposes for distributions made during the calendar year ended December 31, 2020:

	QDI	DRD
Highland Resolute Fund	N/A	N/A

In early 2021, if applicable, shareholders of record received this information for the distribution paid to them by the Fund during the calendar year 2020 via Form 1099. The Fund will notify shareholders in early 2022 of amounts paid to them by the Funds, if any, during the calendar year 2021.

34

Highland Resolute Fund	Disclosure Regarding Approval of Fund Advisory Agreements

April 30, 2021 (Unaudited)

On February 24, 2021, the Trustees met via Zoom video conference to discuss, among other things, the approval of a new sub-advisory agreement among Highland Associates, Inc. (“Highland”), Parametric Portfolio Associates LLC (“Parametric”), and the Trust, with respect to the Highland Resolute Fund (the “Fund”), in accordance with Section 15(c) of the 1940 Act (the “New Sub-Advisory Agreement”). The New Sub-Advisory Agreement was necessary due to Eaton Vance Corp., Parametric’s parent company, and Morgan Stanley entering into an agreement whereby Morgan Stanley acquired Eaton Vance (the “Transaction”), which Transaction resulted in the termination of the sub-advisory agreement among the Trust, on behalf of the Fund, Highland, and Parametric, dated August 1, 2019. In approving the New Sub-Advisory Agreement, the Trustees, including the Independent Trustees, considered the following factors with respect to the Fund:

Nature, Extent, and Quality of the Services: The Trustees reviewed and considered Parametric’s personnel, its history as an asset manager and its performance. The Trustees discussed the research and decision-making processes utilized by Parametric, including the methods adopted to seek to achieve compliance with the investment objectives, policies, and restrictions of the Fund.

The Trustees reviewed the background and experience of Parametric’s management relating to the Fund, including the qualifications, backgrounds and responsibilities of the management team primarily responsible for the day-to-day portfolio management of the Fund, and noted that the Transaction would not result in a change in portfolio managers and that there is not expected to be any diminution in the nature, quality, and extent of services provided to the Fund as a result of the Transaction. They also discussed the resources of Parametric devoted to research and analysis of actual and potential investments. The Trustees also reviewed, among other things, Parametric’s Code of Ethics.

Performance: The Trustees reviewed performance information with respect to Parametric’s defensive equity strategy. The Trustees also considered Parametric’s reputation generally and its investment techniques, risk management controls, and decision-making processes.

Sub-Advisory Fee Rate: The Trustees reviewed and considered the proposed annual sub-advisory fee to be paid by Highland to Parametric of 0.30% of the Fund’s daily average net assets, in light of the extent and quality of the advisory services to be provided by Parametric to the Fund, noting that the fees would not change as a result of the Transaction.

Comparable Accounts: The Trustees noted certain information provided by Parametric regarding fees charged to its other clients utilizing a strategy similar to the one it employs for the Fund.

Profitability: The Trustees received and considered an estimated profitability analysis provided by Parametric. The Trustees considered the profits, if any, anticipated to be realized by Parametric relating to the operation of the Fund. The Trustees then considered the financial condition of Parametric. They concluded that any profits were projected to remain reasonable in the short term after the Transaction.

Economies of Scale: The Trustees considered whether economies of scale in the provision of services to the Fund would be passed along to the shareholders under the New Sub-Advisory Agreement.

Other Benefits to the Sub-Adviser: The Trustees reviewed and considered any other incidental benefits to be derived by Parametric from its relationship with the Fund, including whether soft dollar arrangements were used.

In evaluating Parametric and the fees to be charged under the New Sub-Advisory Agreement, the Trustees concluded that no single factor reviewed by the Trustees was identified by the Trustees to be determinative as the principal factor in whether to approve the Agreement. Further, the Independent Trustees were advised by independent legal counsel throughout the process.

Annual Report | April 30, 2021	35

Highland Resolute Fund	Disclosure Regarding Approval of Fund Advisory Agreements

April 30, 2021 (Unaudited)

On March 9, 2021, the Trustees met via Zoom video conference to discuss, among other things, the renewal of the Investment Advisory Agreement between Highland Associates, Inc. (“Highland”) and the Trust, with respect to the Highland Fund, dated September 16, 2019 (the “Highland Investment Advisory Agreement”), in accordance with Section 15(c) of the 1940 Act. In renewing and approving the Highland Investment Advisory Agreement, the Trustees, including the Independent Trustees, considered the following factors with respect to the Highland Fund:

Investment Advisory Fee Rate: The Trustees reviewed and considered the contractual annual advisory fee paid by the Trust, on behalf of the Highland Fund, to Highland, of 1.50% of the Highland Fund’s daily average net assets, in light of the extent and quality of the advisory services provided by Highland to the Highland Fund.

The Board received and considered information including a comparison of the Highland Fund’s contractual advisory fee rate with those of funds in the peer group of funds provided by the Data Provider. The Trustees noted that the contractual advisory fee rate of the Highland Fund was higher than the Data Provider peer group median.

Total Net Expense Ratios: The Trustees further reviewed and considered that the total net expense ratio of the Highland Fund was lower than the Data Provider peer group median. The comparison with the peer group at the level of the total net expense ratio yielded more useful comparative data than the level of the investment advisory rate.

Nature, Extent, and Quality of the Services under the Investment Advisory Agreement: The Trustees received and considered information regarding the nature, extent, and quality of services provided to the Highland Fund under the Highland Investment Advisory Agreement. The Trustees reviewed certain background materials supplied by Highland in its presentation, including its Form ADV.

The Trustees reviewed and considered Highland’s investment advisory personnel, its history as an asset manager, and its performance and the amount of assets currently under management by Highland. The Trustees also reviewed the research and decision-making processes utilized by Highland, including the methods adopted to seek to achieve compliance with the investment objectives, policies, and restrictions of the Highland Fund.

The Trustees considered the background and experience of Highland’s management in connection with the Highland Fund, including reviewing the qualifications, backgrounds, and responsibilities of the management team primarily responsible for the day-to-day portfolio management of the Fund and the extent of the resources devoted to research and analysis of actual and potential investments.

The Trustees also reviewed, among other things, Highland’s insider trading policies and procedures and its Code of Ethics.

Performance: The Trustees reviewed performance information of the Highland Fund for the 3-month, 1-year, 3-year, 5-year, and since inception periods ended December 31, 2020. That review included a comparison of the Highland Fund’s performance to the performance of a group of comparable funds selected by the Data Provider. The Trustees noted that the Highland Fund general outperformed its peer group for the 3-month, 1-year, 5-year, and since inception periods, and underperformed its peer group for the 3-year period.

The Trustees also considered Highland’s discussion of its reputation generally and its investment techniques, risk management controls, and decision-making processes.

Comparable Accounts: The Trustees noted certain information provided by Highland regarding fees charged to its other clients utilizing a strategy similar to that employed by the Highland Fund.

Profitability: The Trustees received and considered a profitability analysis prepared by Highland based on the fees payable under the Highland Investment Advisory Agreement.

Economies of Scale: The Trustees considered whether economies of scale in the provision of services to the Highland Fund would be passed along to shareholders.

Other Benefits to the Adviser: The Trustees reviewed and considered any other incidental benefits derived or to be derived by Highland from its relationship with the Highland Fund, including whether soft dollar arrangements were used.

36

Highland Resolute Fund	Disclosure Regarding Approval of Fund Advisory Agreements

April 30, 2021 (Unaudited)

The Trustees, including all of the Independent Trustees, concluded that:

●	The contractual advisory fee rate of the Highland Fund was higher than the Data Provider peer group median.
●

The total net expense ratio of the Highland Fund was lower than the Data Provider peer group median. The comparison with the peer group at the level of the total net expense ratio yielded more useful comparative data than the level of the investment advisory fee rate.

●	The nature, extent, and quality of services rendered by Highland under the Highland Investment Advisory Agreement were adequate.
●

For the period ended December 31, 2020, the Highland Fund outperformed its Data Provider peer group for the 3-month, 1-year, 5-year, and since inception periods, and underperformed its peer group for the 3-year period.

●

Bearing in mind the limitations of comparing different types of managed accounts and the different levels of service typically associated with such accounts, the fee structures applicable to Highland’s other clients employing a comparable strategy to the Highland Fund were not indicative of any unreasonableness with respect to the advisory fee payable to Highland by the Highland Fund.

●	The profit, if any, realized by Highland in connection with the operation of the Highland Fund is not unreasonable.
●	There were no material economies of scale or other incidental benefits accruing to Highland in connection with its relationship with the Highland Fund.

Based on the Trustees’ deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, concluded that Highland’s compensation for investment advisory services is consistent with the best interests of the Highland Fund and its shareholders.

Annual Report | April 30, 2021	37

Highland Resolute Fund	Liquidity Risk Management Program

April 30, 2021 (Unaudited)

The Financial Investors Trust (the “Trust”) has established a liquidity risk management program (the “Program”) to govern the Trust’s approach to managing liquidity risk for each fund in the Trust (each a “Fund”). The Program is overseen by the Liquidity Committee (the “Committee”), a committee comprised of representatives of the Trust’s investment advisers, sub-advisers, and Officers of the Trust. The Trust’s Board of Trustees (the “Board”) has approved the designation of the Committee to oversee the Program.

The Program’s principal objectives include supporting each Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that a Fund will be unable to meet its redemption obligations in a timely manner. The Program also includes a number of elements that support the management and assessment of liquidity risk, including a periodic assessment of factors that influence a Fund’s liquidity and the periodic classification and re-classification of the Fund’s investments into groupings that reflect the Committee’s assessment of their relative liquidity under current market conditions.

At a meeting of the Board held on March 10, 2021, the Trustees received a report from the Committee regarding the design and operational effectiveness of the Program during 2020. The Committee determined, and reported to the Board, that the Program is reasonably designed to assess and manage each Fund’s liquidity risk and has operated adequately and effectively to manage each Fund’s liquidity risk since implementation.

The Committee reported that during the period covered by the report, there were no liquidity events that impacted the Funds or their ability to timely meet redemptions without dilution to existing shareholders. Among other things, the Board noted that the Funds are not required to have a highly liquid investment minimum based on their liquidity classifications. The Board further noted that no material changes have been made to the Program since its implementation.

38

Highland Resolute Fund	Trustees & Officers

April 30, 2021 (Unaudited)

Additional information regarding the Fund’s trustees is included in the Statement of Additional Information, which can be obtained without charge by calling 855-268-2242.

INDEPENDENT TRUSTEES
Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Mary K. Anstine, 1940	Trustee and Chairman	Ms. Anstine was elected at a special meeting of shareholders held on March 21, 1997 and re-elected at a special meeting of shareholders held on August 7, 2009. Ms. Anstine was appointed Chairman of the Board at the June 6, 2017 meeting of the Board of Trustees.	Ms. Anstine is Trustee/Director of AV Hunter Trust and Colorado Uplift Board.	31	Ms. Anstine is a Trustee of ALPS ETF Trust (17 funds); ALPS Variable Investment Trust (7 funds); Reaves Utility Income Fund (1 fund); and Segall Bryant & Hamill Trust through December 2020 (as of December 31, 2020 14 funds).
Jeremy W. Deems, 1976	Trustee	Mr. Deems was appointed as a Trustee at the March 11, 2008 meeting of the Board of Trustees and elected at a special meeting of shareholders held on August 7, 2009.	Mr. Deems is the Co-Founder and Chief Financial Officer of Green Alpha Advisors, LLC, a registered investment advisor, and Co-Portfolio Manager of the Shelton Green Alpha Fund.	31	Mr. Deems is a Trustee of ALPS ETF Trust (17 funds); ALPS Variable Investment Trust (7 funds); Clough Funds Trust (1 fund); and Reaves Utility Income Fund (1 fund).

Annual Report | April 30, 2021	39

Highland Resolute Fund	Trustees & Officers

April 30, 2021 (Unaudited)

INDEPENDENT TRUSTEES
Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Jerry G. Rutledge, 1944	Trustee	Mr. Rutledge was elected at a special meeting of shareholders held on August 7, 2009.	Mr. Rutledge is the President and owner of Rutledge’s Inc., a retail clothing business.	31	Mr. Rutledge is a Trustee of Clough Global Dividend and Income Fund (1 fund); Clough Global Equity Fund (1 fund); Clough Global Opportunities Fund (1 fund); and Principal Real Estate Income Fund (1 fund).
Michael “Ross” Shell, 1970	Trustee	Mr. Shell was elected at a special meeting of shareholders held on August 7, 2009.	Mr. Shell is Founder and CEO of Red Idea, LLC, a strategic consulting/early stage venture firm (since June 2008). Mr. Shell serves on the Board of Directors of TalkBox, a phone/privacy booth company (since 2018) and DLVR, a package security company (since 2018). Mr. Shell served on the Advisory Board, St. Vrain School District Innovation Center (from 2015-2018). Mr. Shell graduated with honors from Stanford University with a degree in Political Science.	31	None.

40

Highland Resolute Fund	Trustees & Officers

April 30, 2021 (Unaudited)

INTERESTED TRUSTEE
Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Edmund J. Burke, 1961	Trustee	Mr. Burke was elected as Trustee at a special meeting of shareholders held on August 7, 2009.	Mr. Burke joined ALPS in 1991 and served as the President and Director of ALPS Holdings, Inc., and ALPS Advisors, Inc., and Director of ALPS Distributors, Inc., ALPS Fund Services, Inc. (“ALPS”), and ALPS Portfolio Solutions Distributor, Inc. (collectively, the “ALPS Companies”). Mr. Burke retired from the ALPS Companies in June 2019. Mr. Burke is currently a partner at ETF Action, a web-based system that provides data and analytics to registered investment advisers, (since 2020) and a Director of Alliance Bioenergy Plus, Inc., technology company focused on emerging technologies in the renewable energy, biofuels, and bioplastics technology sectors (since 2020). Mr. Burke is deemed an interested Trustee by virtue of his prior positions with the ALPS Companies.	31	Mr. Burke is a Trustee of ALPS ETF Trust (17 funds); Clough Global Dividend and Income Fund (1 fund); Clough Global Equity Fund (1 fund); Clough Global Opportunities Fund (1 fund); Clough Funds Trust (1 fund); Liberty All-Star Equity Fund (1 fund); and Director of the Liberty All-Star Growth Fund, Inc. (1 fund).

Annual Report | April 30, 2021	41

Highland Resolute Fund	Trustees & Officers

April 30, 2021 (Unaudited)

OFFICERS
Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***
Bradley J. Swenson, 1972*****	President	Mr. Swenson was appointed President of the Trust at the June 11, 2019 meeting of the Board of Trustees.	Mr. Swenson joined ALPS in 2004 and has served as its President since June 2019. In this role, he serves as an officer to certain other closed-end and open-end investment companies. He previously served as the Chief Operating Officer of ALPS (2015-2019). Mr. Swenson also previously served as Chief Compliance Officer to ALPS, its affiliated entities, and to certain ETF, closed-end and open-end investment companies (2004-2015). Because of his position with ALPS, Mr. Swenson is deemed an affiliate of the Trust as defined under the 1940 Act.
Dawn Cotten, 1977	President	Ms. Cotten was appointed President of the Trust at the June 8-9, 2021 meeting of the Trustees.	Ms. Cotten joined ALPS in 2009 and is currently Senior Vice President of Fund Administration and Relationship Management of ALPS. She has served in that role since January 2020. Prior to that, Ms. Cotten served as Senior Vice President of Relationship Management (2017-2020). Ms. Cotten served as a VP in Relationship Management from 2013-2017. Ms. Cotten also serves as President of ALPS Series Trust, Clough Funds Trust, Clough Global Dividend and Income Fund, and Clough Global Equity Fund and Clough Global Opportunities Fund.
Jennell Panella, 1974	Treasurer	Ms. Panella was appointed Treasurer of the Trust at the September 15, 2020 meeting of the Board of Trustees.	Ms. Panella joined ALPS in June 2012 and is currently Vice President and Fund Controller of ALPS Fund Services, Inc. Prior to joining ALPS, Ms. Panella served as Financial Reporting Manager for Parker Global Strategies, LLC (2009-2012). Because of her position with ALPS, Ms. Panella is deemed an affiliate of the Trust as defined under the 1940 Act.
Karen S. Gilomen, 1970*****	Secretary	Ms. Gilomen was appointed Secretary of the Trust at the December 13, 2016 meeting of the Board of Trustees.	Ms. Gilomen joined ALPS in August 2016 as Vice President and Senior Counsel. Prior to joining ALPS, Ms. Gilomen was Vice President - General Counsel & CCO of Monticello Associates, Inc. from 2010 to 2016. Because of her position with ALPS, Ms. Gilomen is deemed an affiliate of the Trust, as defined under the 1940 Act. Ms. Gilomen is also the Secretary of ALPS Variable Investment Trust and Reaves Utility Income Fund, and the Assistant Secretary of the WesMark Funds.
Cara Owen, (1981)	Secretary	Ms. Owen was appointed Secretary of the Trust at the June 8-9, 2021 meeting of the Trustees.	Vice President and Principal Legal Counsel, ALPS Fund Services, Inc. Prior to joining ALPS, Ms. Owen was Senior Counsel, Corporate & Investments, Great-West Life & Annuity Insurance Company; Senior Counsel & Assistant Secretary, Great-West Funds, Inc., Great-West Capital Management, LLC, Great-West Trust Company, LLC, and Advised Assets Group, LLC (2014-2019). Ms. Owen also serves as Secretary of ALPS ETF Trust, Vice President and Secretary of Boulder Growth & Income Fund, and Assistant Secretary of James Advantage Funds.

42

Highland Resolute Fund	Trustees & Officers

April 30, 2021 (Unaudited)

OFFICERS
Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***
Ted Uhl, 1974	Chief Compliance Officer (“CCO”)	Mr. Uhl was appointed CCO of the Trust at the June 8, 2010 meeting of the Board of Trustees.	Mr. Uhl joined ALPS in October 2006, and is currently Deputy Compliance Officer of ALPS. Prior to his current role, Mr. Uhl served as Senior Risk Manager for ALPS from October 2006 until June 2010. Before joining ALPS, Mr. Uhl served a Sr. Analyst with Enenbach and Associates (RIA), and a Sr. Financial Analyst at Sprint. Because of his position with ALPS, Mr. Uhl is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Uhl is also CCO of the Boulder Growth & Income Fund, Inc., Centre Funds, Index Funds, Reality Shares ETF Trust, Reaves Utility Income Fund and XAI Octagon Floating Rate & Alternative Income Term Trust.
Jennifer Craig, 1973	Assistant Secretary	Ms. Craig was appointed Assistant Secretary of the Trust at the June 8, 2016 meeting of the Board of Trustees.	Ms. Craig joined ALPS in 2007 and is currently Assistant Vice President and Paralegal Manager of ALPS. Because of her position with ALPS, Ms. Craig is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Craig is also Secretary of Principal Real Estate Income Fund, Assistant Secretary of Clough Global Dividend and Income Fund, Clough Global Equity Fund, Clough Global Opportunities Fund, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. and Clerk of Goehring & Rozencwajg Investment Funds.

*	All communications to Trustees and Officers may be directed to Financial Investors Trust c/o 1290 Broadway, Suite 1000, Denver, CO 80203.
**

This is the period for which the Trustee or Officer began serving the Trust. Each Trustee serves an indefinite term, until such Trustees successor is elected and appointed, or such Trustee resigns or is deceased. Officers are elected on an annual basis.

***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
****

The Fund Complex includes all series of the Trust, currently 31, and any other investment companies for which any Trustee serves as trustee for and for which Seafarer Capital Partners, LLC provides investment advisory services (currently none).

*****	Mr. Swenson resigned his position as President of the Trust effective June 9, 2021 and Ms. Gilomen resigned her position as Secretary of the Trust effective June 4, 2021.

Annual Report | April 30, 2021	43

Highland Resolute Fund	Privacy Policy

April 30, 2021 (Unaudited)

Who We Are
Who is providing this notice?	Highland Resolute Fund
What We Do
How does the Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does the Fund collect my personal information?	We collect your personal information, for example, when you ● open an account ● provide account information or give us your contact information ● make a wire transfer or deposit money
Why can’t I limit all sharing?

Federal law gives you the right to limit only

●     sharing for affiliates’ everyday business purposes-information about your creditworthiness

●     affiliates from using your information to market to you

●     sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● The Fund does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ● The Fund does not jointly market.
Other Important Information
California Residents

If your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

Vermont Residents

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information.

44

Highland Resolute Fund	Privacy Policy

April 30, 2021 (Unaudited)

FACTS	WHAT DOES THE FUND DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

●     Social Security number and account transactions

●      Account balances and transaction history

●      Wire transfer instructions

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share:	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	We do not share.
For joint marketing with other financial companies	No	We do not share.
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We do not share.
For nonaffiliates to market to you	No	We do not share.

Annual Report | April 30, 2021	45

Shareholder Letter	1
Performance Update	4
Disclosure of Fund Expenses	10
Portfolio of Investments
Rondure New World Fund	11
Rondure Overseas Fund	14
Statements of Assets and Liabilities	17
Statements of Operations	18
Statement of Changes in Net Assets
Rondure New World Fund	19
Rondure Overseas Fund	20
Financial Highlights
Rondure New World Fund	21
Rondure Overseas Fund	23
Notes to Financial Statements	25
Report of Independent Registered Public Accounting Firm	32
Additional Information	33
Liquidity Risk Management Program	34
Trustees and Officers	35
Privacy Policy	40

Rondure Funds	Shareholder Letter

April 30, 2021 (Unaudited)

Dear Fellow Shareholders,

Overview

“It was as if God had decided to put to the test every capacity for surprise and was keeping the inhabitants of Macondo in a permanent alternation between excitement and disappointment, doubt and revelation, to such an extreme that no one knew for certain where the limits of reality lay. It was an intricate stew of truths and mirages that convulsed the ghost of José Arcadio Buendía with impatience and made him wander all through the house even in broad daylight.” –Gabriel García Márquez, 100 Years of Solitude

Columbian novelist Gabriel Garcia Marquez earned a Nobel Prize for Literature for One Hundred Years of Solitude. He is the father of magical realism, a literary genre where the world is grounded in reality but fantastical elements are considered normal. This in many ways describes the past year on planet Earth. Consider:

●	A global pandemic-driven lockdown beginning March 2020. No friends, no school, no restaurants, no gatherings, no office, no travel.

●	Combined U.S. Federal Reserve, Bank of Japan, European Central Bank and People’s Bank of China balance sheet expansion of $7.5 trillion in 2020, equivalent to 14% of combined GDP (Gross Domestic Product). Unprecedented. By the end of 2021 it is estimated that these four largest economies will hold greater than 55% of their combined GDPs on their balance sheets.

●	A run on toilet paper and other staples across America. Empty grocery shelves for weeks on end.

●	A 27% surge in M2 vs. the more normal ~6% CAGR (Compounded Annual Growth Rate).

●	An oil price that went negative in April 2020, meaning that sellers were paying buyers to take their oil.

●	Unprecedented fiscal stimulus packages (as a percentage of GDP) from countries like Japan (54%), Germany (36%), Italy (28%), and the U.S. (27%).

●	The rise of special purpose acquisitions companies (SPACs) or “blank check companies” which have raised over $120 billion in the last 15 months.

●	Record-high and still-rising margin debt.

●	A massive margin call on “family office” Archegos Capital, resulting in a fire sale of more than $24 billion in stock and billions of dollars of losses at Credit Suisse Group and Nomura Holdings.

●	The largest mass demonstrations in U.S. history, led by the Black community, in support of racial equality and police reform. These protests have evolved into a broader national discussion around race relations in America.

●	Unprecedented and devastating wildfires in Australia and California.

●	The release of actual footage of an “Unidentified Aerial Phenomena” (aka: UFO) by the Pentagon.

●	The lodging of the massive Ever Given container ship in the Suez Canal, a major East-West trade route.

●	The exit of the United Kingdom from the European Union. Brexit happened. Really.

Life really can be stranger than fiction. It certainly has been over the last year.

So where do we stand?

Across emerging markets broadly, resource-rich and tourist-beneficiary countries are surging as capital floods back to these previously unloved corners of the market. At the same time, many growth stocks with high valuation multiples are coming under pressure. The Chinese equity market has been particularly volatile. China’s financial regulators are publicly warning against the risks of asset bubbles in foreign financial markets as well as stress in its own property market. Chinese regulators continue to take a tough anti-trust stance on its internet companies, which created an overhang on these stocks and encouraged profit-taking. Geopolitical issues in Brazil and Turkey have renewed investors’ concerns regarding those developing nations that are more vulnerable to rising U.S. Treasury yields and a strong dollar. Companies in these countries—those with fragile current accounts accounts—have been among the worst performers in the index, while equity markets in North Asia are holding up relatively better.

Annual Report | April 30, 2021	1

Rondure Funds	Shareholder Letter

April 30, 2021 (Unaudited)

Uneven as it is, an economic recovery in much of the world appears to be well underway. That is especially true in the developed world. Equity markets and other financial assets have staged an impressive recovery from their March lows, propelled by stimulus and liquidity. U.S. real GDP is forecast to rebound past 6% in 2021, according to a Bloomberg survey of economists, after contracting 3.5% in 2020. The IMF expects the world economy to grow at almost the same rate this year, although at varying speeds across countries.

Yet, despite this progress, major uncertainties about the recovery linger.

Consider, for instance, the dilemma facing the Federal Reserve as it attempts to stimulate a recovery in employment while avoiding asset bubbles and excessive inflation. With U.S. unemployment still exceptionally high at over 6%, it is difficult to imagine robust wage-driven inflation until unemployment falls below the pre-pandemic level of 3.5%. In fact, the national unemployment landscape may be far weaker than the 6% headline figure captures. Using a broader government measure (U-6) that includes people who stopped looking for work in the last 12 months as well as those who can only find part-time jobs, unemployment stands at a whopping 10.7%.

The Fed’s messaging has been clear: It will tolerate higher inflation for longer periods of time before policy rates rise. Should that outcome be achieved, the adverse impact on equity markets could be substantial. Longer-dated sovereign bonds tend to rapidly incorporate any hint of rising inflation, leaving long-duration equities especially vulnerable and debt service costs higher. We have seen glimpses of this already in 2021. Yet the last few years have also shown how fragile the U.S. economy is against higher interest rates, limiting the potential for harmful runaway inflation, in our view. Sustained, sharply higher private borrowing costs would likely cause a material domestic credit contraction. The ensuing economic slowdown may throw cold water on rising prices rather quickly. One need only recall how quickly financial markets tumbled and prevailing price levels cooled in late 2018 and 2019 during the Fed’s so-called “autopilot” quantitative tightening phase to see that the Fed’s ability to anchor price levels, should it choose to do so, appears to be quite robust.

We believe the inflation debate will be resolved as we move into 2022 and beyond. In the meantime, much of the world is focused on getting back to normal—to living again. The dramatic surge in the global savings rate during the pandemic (skewed to upper-income) is likely to normalize as consumers travel, eat out, dress up and otherwise enjoy life. So many companies will benefit from these trends. The Funds own many of these names. We believe that they will do well regardless of most inflation outcomes, regardless of the gyrations in the market from one day to the next as investors vacillate between greed and fear.

Fund Performance & Attribution

Rondure Overseas: For the year, the Institutional share class returned +37.85% vs. +40.45% for the benchmark. The key investment region for the Fund is Western Europe, making up over 60% of the portfolio. The Fund's outperformance in Asia Pacific and North America, was countered by a small underperformance in Western Europe. Across sectors, the Fund outperformed in Health Care and Technology, but underperformed a little in the Consumer sector. As of the date of this report, the Fund remains heavily allocated to the Consumer sector.

Rondure New World: For the year, the Institutional share class returned +37.11% vs. +49.21% for the benchmark. The key investment region for the Fund is Asia Pacific, making up over 60% of the portfolio. The Fund outperformed in China, but was underweight there, while the Fund underperformed in several smaller Asian countries. The Fund outperformed in Eastern Europe, but it is a small segment of the Fund's portfolio. Across sectors, the Fund outperformed in Health Care and Financials, but underperformed in the Industrials and Consumer sectors. As of the date of this report, the Fund remains heavily allocated to the Consumer sector.

Parting Thoughts and Market Outlook

There is certainly no lack of commentary and memes about excessive risk-taking in the financial markets and inflation in asset prices. Yet markets continued to want to march forward after brushing off the prolonged exuberance from retail investors and leverage induced blow-ups in some hedge funds. In a vast liquidity environment and a post-COVID world, it seems like no countries other than the U.S and China are material enough to present meaningful systemic risks to slow down the momentum in some pockets of the financial market like what the GFC and previous emerging market debt crises presented. Concerns over the prospect of rising inflation and corporate taxes were short-lived. The ample liquidity is back to rotating between deep cyclical sectors to high-flying growth stocks, resulting in an environment where “steady-eddy” companies are somewhat ignored in emerging markets.

We believe that from a risk mitigation perspective, owning a diversified portfolio of reasonably priced stocks across the market capitalization makes sense at this juncture where risk factors are becoming more prominent around the globe. While we are constructive in the long-term structural opportunities in broader emerging markets, we are reluctant to chase expensive stocks that might be priced at the “best case scenario.” Many are that we believe to be unstainable valuation multiples which hinge on the assumption that long-term interest rates will stay ultra-low perpetually. We believe that the prudent course is to focus on companies with quality return metrics and strong moats that are equipped with durable balance sheets to withstand unexpected shocks.

2	1.855.775.3337 | www.rondureglobal.com

Rondure Funds	Shareholder Letter

April 30, 2021 (Unaudited)

The Rondure team remains wholly dedicated to identifying investment opportunities that fit our disciplined approach. It is the adherence to this discipline that centers us on what we believe to be the greatest upside opportunities with the least amount of risk for our clients. We continue to work diligently to provide our clients with our best efforts in stock picking, and we are grateful for your confidence in us as active managers.

Sincerely,

The Rondure Global Advisors Research Team

The objective of all Rondure Funds is long-term growth of capital.

RISKS: Investing in foreign securities entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Investments in emerging and frontier markets are subject to the same risks as other foreign securities and may be subject to greater risks than investments in foreign countries with more established economies and securities markets. Diversification does not eliminate the risk of experiencing investment loses.

Must be preceded or accompanied by a prospectus.

An investor should consider investment objectives, risks, charges, and expenses carefully before investing. To obtain a Rondure Funds prospectus, containing this and other information, visit www.rondureglobal.com or call 1-855-775-3337. Please read it carefully before investing.

The views and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer's current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the Funds or any securities or any sectors mentioned herein. The subject matter contained herein has been derived from several sources believed to be reliable and accurate at the time of compilation. The Funds do not accept any liability for losses either direct or consequential caused by the use of this information.

Past performance does not guarantee future results.

Rondure Funds are distributed by ALPS Distributors, Inc. (ADI). ADI is not affiliated with Rondure Global Advisors.

Annual Report | April 30, 2021	3

Rondure New World Fund	Performance Update

April 30, 2021 (Unaudited)

Annualized Total Return Performance for the periods ended April 30, 2021

	1 Year	3 Year	Since Inception(a)	Expense Ratio(b)
				Gross	Net(c)
Rondure New World Fund – Institutional (RNWIX)	37.11%	7.19%	8.57%	1.43%	1.10%
Rondure New World Fund – Investor (RNWOX)	36.83%	6.92%	8.30%	1.72%	1.35%
MSCI Emerging Markets Index(d)	49.21%	7.91%	11.26%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. The Fund imposes a 2.00% redemption fee on shares held for less than 60 days. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-855-775-3337.

The table does not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested.

Returns for periods less than 1 year are cumulative.

(a)	Fund inception date of May 1, 2017.

(b)	Ratios as of the Prospectus dated August 31, 2020 and may differ from the ratios presented in the Financial Highlights.

(c)	Rondure Global Advisors, LLC (the “Advisor”), has agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/ Expense Reimbursement (excluding acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses) to 1.35% and 1.10% of the Fund’s average daily net assets for the Fund’s Investor Class Shares and Institutional Class Shares, respectively. This agreement (the “Expense Agreement”) is in effect through August 31, 2021. The Advisor will be permitted to recover, on a class-by-class basis, expenses it has borne through the Expense Agreement to the extent that a Fund’s expenses in later periods fall below the expense cap in effect at the time of waiver or reimbursement. However, such recapture payments may not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. Notwithstanding the foregoing, the Fund will not be obligated to pay any such deferred fees and expenses more than three years after the date of the waiver or reimbursement. The Expense Agreement may not be terminated or modified by the Advisor prior to August 31, 2021, except with the approval of the Fund’s Board of Trustees.

(d)	The MSCI Emerging Markets Index is an unmanaged total return index, reported in U.S. Dollars, based on share prices and reinvested dividends of approximately 800 companies from 24 emerging market countries. The Index is not actively managed and does not reflect any deductions for fees, expense, or taxes. An investor may not invest directly in the Index.

4	1.855.775.3337 | www.rondureglobal.com

Rondure New World Fund	Performance Update

April 30, 2021 (Unaudited)

Growth of $10,000 for the period ended April 30, 2021

The chart shown above represent a hypothetical investment of $10,000 in the Fund’s Investor Class shares for the period from inception to April 30, 2021. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

The Fund also offers Institutional Class shares, performance for which is not reflected in the graphs above. The performance of Institutional Class shares may be higher or lower than the performance of the Investor Class shares shown in the graphs above based upon differences in fees paid by shareholders investing in the Investor Class shares and Institutional Class shares.

Annual Report | April 30, 2021	5

Rondure New World Fund	Performance Update

April 30, 2021 (Unaudited)

Regional Allocation (as a % of Net Assets)*
Asia ex Japan	79.7%
North America	6.8%
Africa/Middle East	5.4%
Europe	3.5%
Latin America	1.5%
Cash, Cash Equivalents, & Other Net Assets	3.1%
Total	100.0%

Top 10 Holdings (as a % of Net Assets)*
Taiwan Semiconductor Manufacturing Co., Ltd.	5.4%
Samsung Electronics Co., Ltd.	3.7%
ANTA Sports Products, Ltd.	3.0%
Li Ning Co., Ltd.	2.9%
Tata Consultancy Services, Ltd.	2.9%
Yum China Holdings, Inc.	2.6%
Safaricom PLC	2.0%
Moscow Exchange MICEX-RTS PJSC	1.9%
Wal-Mart de Mexico SAB de CV	1.9%
Bumrungrad Hospital PCL	1.9%
Total	28.2%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

6	1.855.775.3337 | www.rondureglobal.com

Rondure Overseas Fund	Performance Update

April 30, 2021 (Unaudited)

Annualized Total Return Performance for the periods ended April 30, 2021

	1 Year	3 Year	Since Inception(a)	Expense Ratio(b)
				Gross	Net(c)
Rondure Overseas Fund – Institutional (ROSIX)(d)	37.85%	8.32%	10.17%	1.73%	0.85%
Rondure Overseas Fund – Investor (ROSOX)	37.34%	8.05%	9.91%	2.06%	1.10%
MSCI EAFE Index(e)	40.45%	6.78%	8.72%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. The Fund imposes a 2.00% redemption fee on shares held for less than 60 days. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-855-775-3337.

The table does not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested.

Returns for periods less than 1 year are cumulative.

(a)	Fund inception date of May 1, 2017.

(b)	Ratios as of the Prospectus dated August 31, 2020 and may differ from the ratios presented in the Financial Highlights.

(c)	Rondure Global Advisors, LLC (the “Advisor”), has agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/ Expense Reimbursement (excluding acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses) to 1.10% and 0.85% of the Fund’s average daily net assets for the Fund’s Investor Class Shares and Institutional Class Shares, respectively. This agreement (the “Expense Agreement”) is in effect through August 31, 2021. The Advisor will be permitted to recover, on a class-by-class basis, expenses it has borne through the Expense Agreement to the extent that a Fund’s expenses in later periods fall below the expense cap in effect at the time of waiver or reimbursement. However, such recapture payments may not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. Notwithstanding the foregoing, the Fund will not be obligated to pay any such deferred fees and expenses more than three years after the date of the waiver or reimbursement. The Expense Agreement may not be terminated or modified by the Advisor prior to August 31, 2021, except with the approval of the Fund’s Board of Trustees.

(d)	Excludes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value and total return for shareholder transactions reported to the market may differ from the net asset value for financial reporting purposes.

(e)	The MSCI EAFE Index is an unmanaged total return index, reported in U.S. dollars, based on share prices and reinvested net dividends of approximately 1,100 companies from 22 developed market countries excluding the US and Canada. The Index is not actively managed and does not reflect any deductions for fees, expense, or taxes. An investor may not invest directly in the Index.

Annual Report | April 30, 2021	7

Rondure Overseas Fund	Performance Update

April 30, 2021 (Unaudited)

Growth of $10,000 for the period ended April 30, 2021

The chart shown above represent a hypothetical investment of $10,000 in the Fund’s Investor Class shares for the period from inception to April 30, 2021. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

The Fund also offers Institutional Class shares, performance for which is not reflected in the graphs above. The performance of Institutional Class shares may be higher or lower than the performance of the Investor Class shares shown in the graphs above based upon differences in fees paid by shareholders investing in the Investor Class shares and Institutional Class shares.

8	1.855.775.3337 | www.rondureglobal.com

Rondure Overseas Fund	Performance Update

April 30, 2021 (Unaudited)

Regional Allocation (as a % of Net Assets)*
Europe	67.2%
Japan	12.9%
North America	12.7%
Australia/New Zealand	5.3%
Asia ex Japan	1.3%
Cash, Cash Equivalents, & Other Net Assets	0.6%
Total	100.0%

Top 10 Holdings (as a % of Net Assets)*
Nestle SA	3.5%
Unilever PLC	3.3%
adidas AG	2.8%
Diageo PLC	2.3%
Mastercard, Inc.	2.2%
Coca-Cola HBC AG	2.0%
Ferrari NV	2.0%
Puma SE	1.9%
Visa, Inc.	1.8%
Chocoladefabriken Lindt & Spruengli AG	1.7%
Total	23.5%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

Annual Report | April 30, 2021	9

Rondure Funds	Disclosure of Fund Expenses

April 30, 2021 (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of November 1, 2020 through April 30, 2021.

Actual Expenses The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value November 1, 2020	Ending Account Value April 30, 2021	Expense Ratio(a)	Expenses Paid During Period November 1, 2020 - April 30, 2021(b)
Rondure New World Fund
Institutional Class
Actual	$1,000.00	$1,163.60	1.10%	$5.90
Hypothetical (5% return before expenses)	$1,000.00	$1,019.34	1.10%	$5.51
Investor Class
Actual	$1,000.00	$1,161.70	1.35%	$7.24
Hypothetical (5% return before expenses)	$1,000.00	$1,018.10	1.35%	$6.76
Rondure Overseas Fund
Institutional Class
Actual	$1,000.00	$1,195.60	0.85%	$4.63
Hypothetical (5% return before expenses)	$1,000.00	$1,020.58	0.85%	$4.26
Investor Class
Actual	$1,000.00	$1,193.40	1.10%	$5.98
Hypothetical (5% return before expenses)	$1,000.00	$1,019.34	1.10%	$5.51

(a)	The Fund's expense ratios have been annualized based on the Fund's most recent fiscal half-year expenses.

(b)	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181)/365 (to reflect the half-year period).

10	1.855.775.3337 | www.rondureglobal.com

Rondure New World Fund	Portfolio of Investments

April 30, 2021

	Shares	Value (Note 2)
COMMON STOCKS (96.88%)
Bangladesh (0.47%)
Square Pharmaceuticals, Ltd.	439,773	$1,098,719

Brazil (1.15%)
B3 SA - Brasil Bolsa Balcao	252,400	2,395,269
TOTVS SA	54,600	312,801
		2,708,070

China (20.29%)
Alibaba Group Holding, Ltd.(a)	151,700	4,394,130
ANTA Sports Products, Ltd.	397,000	7,129,671
Autohome, Inc., ADR	14,650	1,358,494
Baidu, Inc., Sponsored ADR(a)	5,281	1,110,753
China Resources Beer Holdings Co., Ltd.	140,000	1,130,958
Country Garden Services Holdings Co., Ltd.	195,300	2,049,107
JD.com, Inc., Class A(a)	88,300	3,396,613
Kweichow Moutai Co., Ltd., Class A	4,400	1,364,418
Li Ning Co., Ltd.	845,500	6,900,930
LONGi Green Energy Technology Co., Ltd., Class A(a)	251,100	3,856,809
Sichuan Swellfun Co., Ltd., Class A	132,500	2,094,530
Tencent Holdings, Ltd.	21,300	1,708,332
Trip.com Group, Ltd., ADR(a)	38,134	1,490,277
Tsingtao Brewery Co., Ltd., Class H	322,000	2,922,468
WuXi AppTec Co., Ltd., Class H(b)(c)	31,200	737,851
Yum China Holdings, Inc.	97,300	6,124,488
		47,769,829

Hong Kong (2.88%)
Hong Kong Exchanges & Clearing, Ltd.	73,700	4,459,335
Vitasoy International Holdings, Ltd.	599,000	2,317,267
		6,776,602
	Shares	Value (Note 2)
India (18.30%)
3M India, Ltd.(a)	1,575	$543,012
Asian Paints, Ltd.	36,352	1,244,770
Castrol India, Ltd.	423,000	718,111
Colgate-Palmolive India, Ltd.	46,704	934,364
Crompton Greaves Consumer Electricals, Ltd.	271,846	1,412,583
Dabur India, Ltd.	180,000	1,307,489
Divi's Laboratories, Ltd.(a)	56,020	3,072,299
HCL Technologies, Ltd.	247,324	3,001,545
HDFC Asset Management Co., Ltd.(b)(c)	86,153	3,229,145
HDFC Bank, Ltd.(a)	157,547	3,003,863
Honeywell Automation India, Ltd.	355	206,633
Jubilant Foodworks, Ltd.(a)	33,441	1,305,496
Marico, Ltd.	31,400	174,417
Nestle India, Ltd.	7,995	1,760,336
Nippon Life India Asset Management, Ltd.(b)(c)	589,152	2,717,786
Oracle Financial Services Software, Ltd.	20,000	939,228
Pidilite Industries, Ltd.(a)	13,575	332,775
Reliance Industries, Ltd.	102,078	2,748,585
Schaeffler India, Ltd.	23,500	1,660,331
SKF India, Ltd.	46,424	1,401,729
Tata Consultancy Services, Ltd.	165,665	6,789,307
Tech Mahindra, Ltd.	199,853	2,591,229
United Breweries, Ltd.	66,362	1,085,749
United Spirits, Ltd.(a)	127,406	893,635
		43,074,417

Indonesia (2.79%)
Ace Hardware Indonesia Tbk PT	17,144,800	1,756,615
Bank Central Asia Tbk PT	415,600	921,398
Indofood CBP Sukses Makmur Tbk PT	4,105,200	2,472,498
Unilever Indonesia Tbk PT	3,434,200	1,426,459
		6,576,970

Kenya (1.97%)
Safaricom PLC	12,374,200	4,629,569

See Notes to Financial Statements.

Annual Report | April 30, 2021	11

Rondure New World Fund	Portfolio of Investments

April 30, 2021

	Shares	Value (Note 2)
Malaysia (4.61%)
Carlsberg Brewery Malaysia Bhd	631,000	$3,524,382
Genting Bhd	2,597,800	3,158,150
Heineken Malaysia Bhd	663,000	4,175,715
		10,858,247

Mexico (5.07%)
Becle SAB de CV	817,200	1,961,006
Grupo Aeroportuario del Centro Norte SAB de CV, Class B(a)	193,000	1,205,905
Grupo Aeroportuario del Pacifico SAB de CV, Class B(a)	201,200	2,071,197
Grupo Aeroportuario del Sureste SAB de CV(a)	126,290	2,138,644
Wal-Mart de Mexico SAB de CV	1,392,900	4,567,821
		11,944,573

Netherlands (0.40%)
Prosus NV	8,715	945,399

Peru (0.30%)
Inretail Peru Corp(b)(c)	20,196	714,938

Philippines (3.70%)
International Container Terminal Services, Inc.	272,000	733,807
Philippine Seven Corp.	1,678,447	3,729,882
Wilcon Depot, Inc.	11,607,600	4,242,861
		8,706,550

Poland (0.38%)
Dino Polska SA(a)(b)(c)	13,912	903,205

Russia (2.69%)
LUKOIL PJSC, Sponsored ADR	22,777	1,746,540
Moscow Exchange MICEX-RTS PJSC	1,945,750	4,578,266
		6,324,806

South Africa (2.47%)
Clicks Group, Ltd.	115,400	1,927,246
	Shares	Value (Note 2)
South Africa (continued)
Distell Group Holdings, Ltd.(a)	69,900	$608,266
Naspers, Ltd.	14,393	3,285,415
		5,820,927

South Korea (5.68%)
Kangwon Land, Inc.(a)	48,000	1,091,743
LG Household & Health Care, Ltd.	1,664	2,302,239
NAVER Corp.	3,858	1,246,865
Samsung Electronics Co., Ltd.	119,251	8,737,319
		13,378,166

Sri Lanka (0.59%)
Lion Brewery Ceylon PLC	472,256	1,377,314

Taiwan (12.12%)
Chroma ATE, Inc.	153,000	1,062,614
MediaTek, Inc.	71,000	3,012,029
momo.com, Inc.	58,000	2,138,689
Poya International Co., Ltd.(a)	44,000	964,021
President Chain Store Corp.	401,000	3,890,416
Sinbon Electronics Co., Ltd.	238,000	2,215,301
Taiwan FamilyMart Co., Ltd.	274,000	2,609,244
Taiwan Semiconductor Manufacturing Co., Ltd.	589,000	12,651,702
		28,544,016

Thailand (5.85%)
Airports of Thailand PCL	721,000	1,435,632
Bangkok Dusit Medical Services PCL	1,685,000	1,174,292
Bumrungrad Hospital PCL	1,046,300	4,502,744
CP ALL PCL(a)	1,116,800	2,241,670
Home Product Center PCL	1,620,000	733,585
TOA Paint Thailand PCL	3,321,000	3,679,631
		13,767,554

United Arab Emirates (0.97%)
Aramex PJSC	2,133,000	2,270,539

United States (1.77%)
Starbucks Corp.	13,475	1,542,753

See Notes to Financial Statements.

12	1.855.775.3337 | www.rondureglobal.com

Rondure New World Fund	Portfolio of Investments

April 30, 2021

	Shares	Value (Note 2)
United States (continued)
The Walt Disney Co.(a)	14,150	$2,632,183
		4,174,936

Vietnam (2.43%)
Saigon Beer Alcohol Beverage Corp.	64,520	467,634
Vietnam Dairy Products JSC	846,878	3,434,530
Vincom Retail JSC(a)	1,305,705	1,812,299
		5,714,463

TOTAL COMMON STOCKS
(Cost $179,872,825)		228,079,809

TOTAL INVESTMENTS (96.88%)
(Cost $179,872,825)		$228,079,809

Other Assets In Excess Of Liabilities (3.12%)		7,352,858

NET ASSETS (100.00%)		$235,432,667

(a)	Non-Income Producing Security.
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of April 30, 2021, these securities had a total aggregate market value of $8,302,925 representing 3.53% of net assets.
(c)	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of April 30, 2021, the aggregate market value of those securities was $8,302,925, representing 3.53% of net assets.
Sector Composition (April 30, 2021)
Consumer	47.0%
Technology	24.6%
Financials	9.9%
Industrials	6.5%
Health Care	4.5%
Energy & Materials	4.4%
Cash, Cash Equivalents, & Other Net Assets	3.1%
Total	100%

Industry Composition (April 30, 2021)

Beverages	9.2%
Food & Staples Retailing	8.7%
Semiconductors & Semiconductor Equipment	8.3%
Capital Markets	7.4%
Internet & Direct Marketing Retail	6.6%
Textiles, Apparel & Luxury Goods	6.0%
Hotels, Restaurants & Leisure	5.6%
IT Services	5.3%
Food Products	4.3%
Technology Hardware, Storage & Peripherals	3.7%
Transportation Infrastructure	3.2%
Specialty Retail	2.9%
Chemicals	2.6%
Health Care Providers & Services	2.4%
Interactive Media & Services	2.3%
Personal Products	2.0%
Wireless Telecommunication Services	2.0%
Oil, Gas & Consumable Fuels	1.9%
Banks	1.7%
Life Sciences Tools & Services	1.6%
Electronic Equipment, Instruments & Components	1.5%
Machinery	1.3%
Entertainment	1.1%
Other Industries (each less than 1%)	5.5%
Cash and Other Assets, Less Liabilities	2.9%
Total	100%

See Notes to Financial Statements.

Annual Report | April 30, 2021	13

Rondure Overseas Fund	Portfolio of Investments

April 30, 2021

	Shares	Value (Note 2)
COMMON STOCKS (99.35%)
Australia (4.08%)
ASX, Ltd.	1,500	$84,330
Cochlear, Ltd.	2,141	366,974
CSL, Ltd.	1,149	240,013
Domino's Pizza Enterprises, Ltd.	2,266	186,170
REA Group, Ltd.	3,470	423,288
		1,300,775

Belgium (1.98%)
Lotus Bakeries NV	38	206,956
Melexis NV	2,456	267,518
Warehouses De Pauw CVA	4,432	156,229
		630,703

Britain (18.44%)
Abcam PLC(a)	14,900	314,425
B&M European Value Retail SA	32,987	257,759
Compass Group PLC(a)	17,438	378,699
Diageo PLC	16,296	731,653
Diploma PLC	4,900	194,081
Experian PLC	2,000	77,117
Greggs PLC(a)	11,584	377,553
Halma PLC	4,311	154,081
Intertek Group PLC	4,705	398,836
J D Wetherspoon PLC(a)	22,017	406,230
Linde PLC	563	160,892
London Stock Exchange Group PLC	4,379	447,522
Rightmove PLC	26,609	225,634
Rotork PLC	31,443	149,640
Softcat PLC	15,101	399,793
Spirax-Sarco Engineering PLC	939	153,217
Unilever PLC	17,955	1,048,672
		5,875,804

Canada (6.45%)
Alimentation Couche-Tard, Inc., Class B	11,400	386,291
Canadian National Railway Co.	3,442	370,565
Canadian Pacific Railway, Ltd.	337	125,766
Dollarama, Inc.	7,340	342,053
	Shares	Value (Note 2)
Canada (continued)
Enbridge, Inc.	4,200	$162,000
Fortis, Inc.	6,853	305,699
Gildan Activewear, Inc.(a)	5,600	194,359
Ritchie Bros Auctioneers, Inc.	2,675	170,130
		2,056,863

Denmark (4.34%)
Carlsberg A/S	1,826	320,452
Coloplast A/S, Class B	2,377	393,323
Novo Nordisk A/S, Class B	4,527	331,580
Royal Unibrew A/S	2,756	336,402
		1,381,757

Finland (2.10%)
Kone Oyj, Class B	3,200	251,377
Olvi Oyj, Class A	6,573	416,458
		667,835

France (11.95%)
Air Liquide SA	2,517	424,014
Bureau Veritas SA(a)	12,437	371,867
Dassault Systemes SE	1,450	336,364
EssilorLuxottica SA	2,554	424,966
Hermes International	330	414,201
L'Oreal SA	1,210	497,008
LVMH Moet Hennessy Louis Vuitton SE	624	469,780
Pernod Ricard SA	2,422	497,055
Sodexo SA(a)	2,301	229,887
TOTAL SE	3,259	144,286
		3,809,428

Germany (7.04%)
adidas AG(a)	2,888	891,812
CTS Eventim AG & Co., KGaA(a)	4,797	331,500
Puma SE(a)	5,865	618,534
SAP SE	1,676	235,269
Symrise AG	1,280	165,277
		2,242,392

Hong Kong (1.33%)
Hong Kong Exchanges & Clearing, Ltd.	4,500	272,279

See Notes to Financial Statements.

14	1.855.775.3337 | www.rondureglobal.com

Rondure Overseas Fund	Portfolio of Investments

April 30, 2021

	Shares	Value (Note 2)
Hong Kong (continued)
Vitasoy International Holdings, Ltd.	39,000	$150,874
		423,153

Ireland (1.34%)
ICON PLC, ADR(a)	1,285	278,781
Kerry Group PLC, Class A	1,136	147,229
		426,010

Italy (3.04%)
Davide Campari-Milano NV	20,416	240,838
DiaSorin SpA	599	101,721
Ferrari NV	2,932	627,981
		970,540

Japan (12.90%)
Create SD Holdings Co., Ltd.	4,400	133,462
IR Japan Holdings, Ltd.	1,600	210,376
Kotobuki Spirits Co., Ltd.	5,400	323,140
Kusuri no Aoki Holdings Co., Ltd.	800	56,218
Matsumotokiyoshi Holdings Co., Ltd.	4,700	188,576
MonotaRO Co., Ltd.	13,000	331,869
Nihon M&A Center, Inc.	13,400	351,154
OBIC Business Consultants Co., Ltd.	3,000	176,228
Oriental Land Co., Ltd.	3,500	495,585
Recruit Holdings Co., Ltd.	3,700	167,209
Secom Co., Ltd.	3,600	298,962
Seria Co., Ltd.	10,000	362,796
Seven & i Holdings Co., Ltd.	5,000	214,979
Shiseido Co., Ltd.	4,300	311,926
Sundrug Co., Ltd.	700	23,859
Unicharm Corp.	12,000	465,990
		4,112,329

Netherlands (5.49%)
Aalberts NV	3,886	210,472
Akzo Nobel NV	1,500	180,194
ASML Holding NV	509	331,186
Euronext NV(b)(c)	2,020	203,270
Heineken NV	4,288	497,175
Prosus NV	1,660	180,076
	Shares	Value (Note 2)
Netherlands (continued)
Royal Dutch Shell PLC, Class A	7,700	$146,637
		1,749,010

New Zealand (1.23%)
Mainfreight, Ltd.	7,543	390,798

Sweden (1.28%)
Assa Abloy AB, Class B	14,289	407,290

Switzerland (10.16%)
Chocoladefabriken Lindt & Spruengli AG	60	556,474
Coca-Cola HBC AG	18,214	629,362
Flughafen Zurich AG(a)	983	176,741
Givaudan SA	33	138,179
Nestle SA	9,255	1,103,405
Partners Group Holding AG	224	318,861
Schindler Holding AG	556	154,639
Sika AG	538	160,472
		3,238,133

United States (6.20%)
Accenture PLC, Class A	927	268,802
Estee Lauder Cos., Inc., Class A	939	294,658
Mastercard, Inc., Class A	1,796	686,180
MSCI, Inc.	340	165,162
Visa, Inc., Class A	2,399	560,310
		1,975,112

TOTAL COMMON STOCKS
(Cost $24,575,970)		31,657,932

Rights and Warrants (0.08%)
Netherlands (0.08%)
Euronext NV	2,020	23,678

TOTAL Rights and Warrants
(Cost $0)		23,678

See Notes to Financial Statements.

Annual Report | April 30, 2021	15

Rondure Overseas Fund	Portfolio of Investments

April 30, 2021

Shares	Value (Note 2)
TOTAL INVESTMENTS (99.43%)
(Cost $24,575,970)	$31,681,610

Other Assets In Excess Of Liabilities (0.57%)	182,868

NET ASSETS (100.00%)	$31,864,478

(a)	Non-Income Producing Security.
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of April 30, 2021, these securities had a total aggregate market value of $203,270 representing 0.64% of net assets.
(c)	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of April 30, 2021, the aggregate market value of those securities was $203,270, representing 0.64% of net assets.

Sector Composition (April 30, 2021)
Consumer	52.5%
Industrials	15.6%
Technology	13.6%
Health Care	6.3%
Energy & Materials	6.2%
Financials	5.2%
Cash, Cash Equivalents, & Other Net Assets	0.6%
Total	100%

Industry Composition (April 30, 2021)

Beverages	11.5%
Textiles, Apparel & Luxury Goods	9.5%
Food Products	7.8%
Personal Products	6.8%
Hotels, Restaurants & Leisure	6.5%
IT Services	6.0%
Professional Services	4.9%
Capital Markets	4.8%
Chemicals	3.9%
Food & Staples Retailing	3.2%
Multiline Retail	3.0%
Machinery	2.9%
Health Care Equipment & Supplies	2.7%
Software	2.4%
Interactive Media & Services	2.0%
Automobiles	2.0%
Semiconductors & Semiconductor Equipment	1.9%
Biotechnology	1.7%
Trading Companies & Distributors	1.7%
Road & Rail	1.6%
Commercial Services & Supplies	1.5%
Household Products	1.5%
Oil, Gas & Consumable Fuels	1.4%
Building Products	1.3%
Air Freight & Logistics	1.2%
Entertainment	1.0%
Pharmaceuticals	1.0%
Other Industries (each less than 1%)	3.8%
Cash and Other Assets, Less Liabilities	0.5%
Total	100%

See Notes to Financial Statements.

16	1.855.775.3337 | www.rondureglobal.com

Rondure Funds	Statements of Assets and Liabilities

April 30, 2021

	Rondure New World Fund	Rondure Overseas Fund
ASSETS
Investments, at value (Cost - see below)	$228,079,809	$31,681,610
Foreign cash, at value (Cost $9,550 and $4,990, respectively)	9,550	4,946
Cash	4,716,342	210,357
Dividends and interest receivable	298,243	81,017
Receivable for fund shares subscribed	3,821,256	489
Receivable due from advisor	–	12,852
Prepaid and other assets	20,846	19,240
Total assets	236,946,046	32,010,511

LIABILITIES
Payable for investments purchased	319,409	47,868
Foreign capital gains tax	848,505	–
Payable for fund shares redeemed	75,477	24,959
Advisory fees payable	101,180	–
Administration fees payable	36,204	21,261
Custodian fees payable	39,362	9,058
Payable for professional fees	27,426	27,687
Payable for trustee fees and expenses	4,656	618
Payable for chief compliance officer fee	2,720	361
Payable for principal financial officer fees	2,272	301
Distribution and service fees payable - Investor Class	5,559	848
Payable for transfer agency fees	43,808	8,957
Accrued expenses and other liabilities	6,801	4,115
Total liabilities	1,513,379	146,033
NET ASSETS	$235,432,667	$31,864,478

NET ASSETS CONSISTS OF
Paid-in capital (Note 5)	$192,127,480	$24,945,504
Total distributable earnings	43,305,187	6,918,974
NET ASSETS	$235,432,667	$31,864,478

INVESTMENTS, AT COST	$179,872,825	$24,575,970

PRICING OF SHARES
Institutional Class
Net Assets	$209,531,317	$27,691,857
Net Asset Value, offering and redemption price per share	$13.56	$14.18
Shares of beneficial interest outstanding	15,452,332	1,952,980
Investor Class
Net Assets	$25,901,350	$4,172,621
Net Asset Value, offering and redemption price per share	$13.51	$14.16
Shares of beneficial interest outstanding	1,917,367	294,602

See Notes to Financial Statements.

Annual Report | April 30, 2021	17

Rondure Funds	Statements of Operations

For the Year Ended April 30, 2021

	Rondure New World Fund	Rondure Overseas Fund
INVESTMENT INCOME
Dividends	$3,339,909	$393,529
Foreign taxes withheld	(393,271)	(43,915)
Other Income	72	–
Total investment income	2,946,710	349,614
EXPENSES
Investment advisor fees (Note 6)	1,581,752	182,515
Administrative fees	266,430	74,585
Distribution and service fees - Investor Class	59,234	8,759
Transfer agent fees	232,126	64,965
Professional fees	43,258	28,550
Printing fees	24,888	3,304
Registration fees	36,499	35,011
Custodian fees	220,573	44,051
Trustee fees and expenses	9,411	1,326
Chief compliance officer fees	31,889	4,472
Principal financial officer fees	14,560	2,033
Other expenses	18,922	5,898
Total expenses	2,539,542	455,469
Less fees waived/reimbursed by investment advisor (Note 6)	(430,368)	(224,753)
Total net expenses	2,109,174	230,716
NET INVESTMENT INCOME	837,536	118,898
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized gain on investments	5,287,705	1,758,594
Net realized gain/(loss) on foreign currency transactions	(72,164)	2,197
Net realized gain	5,215,541	1,760,791
Net change in unrealized appreciation on investments (net of change in foreign capital gains tax of $848,505 and $0, respectively)	47,958,135	6,015,131
Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currencies	1,672	(2,250)
Net change in unrealized appreciation	47,959,807	6,012,881
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS	53,175,348	7,773,672
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$54,012,884	$7,892,570

See Notes to Financial Statements.

18	1.855.775.3337 | www.rondureglobal.com

Rondure New World Fund	Statement of Changes in Net Assets

	For the Year Ended April 30, 2021	For the Year Ended April 30, 2020
OPERATIONS
Net investment income	$837,536	$1,090,746
Net realized gain/(loss)	5,215,541	(1,261,862)
Net change in unrealized appreciation/(depreciation)	47,959,807	(11,235,316)
Net increase/(decrease) in net assets resulting from operations	54,012,884	(11,406,432)
TOTAL DISTRIBUTIONS TO SHAREHOLDERS (NOTE 3)
From distributable earnings
Institutional Class	(724,741)	(1,036,130)
Investor Class	(67,304)	(138,384)
Net decrease in net assets from distributions	(792,045)	(1,174,514)
CAPITAL SHARE TRANSACTIONS (NOTE 5)
Institutional Class
Proceeds from sales of shares	58,214,092	33,531,344
Distributions reinvested	707,032	1,015,211
Cost of shares redeemed	(14,561,301)	(15,803,966)
Redemption fees	10,421	15,734
Net increase from capital shares transactions	44,370,244	18,758,323
Investor Class
Proceeds from sales of shares	8,807,686	6,220,152
Distributions reinvested	67,123	138,268
Cost of shares redeemed	(8,100,996)	(6,865,062)
Redemption fees	1,084	1,211
Net increase/(decrease) from capital shares transactions	774,897	(505,431)
Net increase in net assets	98,365,980	5,671,946

NET ASSETS
Beginning of period	137,066,687	131,394,741
End of period	$235,432,667	$137,066,687

OTHER INFORMATION
Shares Transactions
Institutional Class
Issued	4,615,909	3,149,600
Issued to shareholders in reinvestment of distributions	53,604	88,820
Redeemed	(1,173,436)	(1,543,323)
Net increase in share transactions	3,496,077	1,695,097
Investor Class
Issued	687,756	579,043
Issued to shareholders in reinvestment of distributions	5,104	12,118
Redeemed	(632,251)	(644,762)
Net increase/(decrease) in share transactions	60,609	(53,601)

See Notes to Financial Statements.

Annual Report | April 30, 2021	19

Rondure Overseas Fund	Statement of Changes in Net Assets

	For the Year Ended April 30, 2021	For the Year Ended April 30, 2020
OPERATIONS
Net investment income	$118,898	$185,418
Net realized gain/(loss)	1,760,791	(1,238,043)
Net change in unrealized appreciation/(depreciation)	6,012,881	(141,360)
Net increase/(decrease) in net assets resulting from operations	7,892,570	(1,193,985)
TOTAL DISTRIBUTIONS TO SHAREHOLDERS (NOTE 3)
From distributable earnings
Institutional Class	(110,149)	(181,265)
Investor Class	(11,833)	(29,412)
Net decrease in net assets from distributions	(121,982)	(210,677)
CAPITAL SHARE TRANSACTIONS (NOTE 5)
Institutional Class
Proceeds from sales of shares	6,502,316	2,445,201
Distributions reinvested	108,604	175,567
Cost of shares redeemed	(2,409,017)	(3,488,107)
Redemption fees	8	26
Net increase/(decrease) from capital shares transactions	4,201,911	(867,313)
Investor Class
Proceeds from sales of shares	1,766,564	578,474
Distributions reinvested	11,832	29,251
Cost of shares redeemed	(1,270,752)	(1,720,062)
Redemption fees	167	1,376
Net increase/(decrease) from capital shares transactions	507,811	(1,110,961)
Net increase/(decrease) in net assets	12,480,310	(3,382,936)

NET ASSETS
Beginning of period	19,384,168	22,767,104
End of period	$31,864,478	$19,384,168

OTHER INFORMATION
Shares Transactions
Institutional Class
Issued	520,727	233,288
Issued to shareholders in reinvestment of distributions	7,968	14,841
Redeemed	(196,876)	(323,690)
Net increase/(decrease) in share transactions	331,819	(75,561)
Investor Class
Issued	140,115	54,253
Issued to shareholders in reinvestment of distributions	868	2,470
Redeemed	(100,434)	(155,568)
Net increase/(decrease) in share transactions	40,549	(98,845)

See Notes to Financial Statements.

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Rondure New World Fund – Institutional Class	Financial Highlights

For a Share Outstanding Throughout the Years or Periods Presented

Institutional Class	Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2019	For the Period May 2, 2017 (Commencement of Operations) to April 30, 2018
NET ASSET VALUE, BEGINNING OF PERIOD	$9.93	$10.80	$11.25	$10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)	0.06	0.09	0.09	0.05
Net realized and unrealized gain/(loss) on investments	3.62	(0.87)	(0.45)	1.23
Total income/(loss) from investment operations	3.68	(0.78)	(0.36)	1.28

DISTRIBUTIONS
From net investment income	(0.05)	(0.09)	(0.09)	(0.03)
From net realized gain on investments	–	–	–	(0.00	)(b)
Total distributions	(0.05)	(0.09)	(0.09)	(0.03)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00 (b)	0.00 (b)	0.00 (b)	0.00	(b)

INCREASE/DECREASE IN NET ASSET VALUE	3.63	(0.87)	(0.45)	1.25
NET ASSET VALUE, END OF PERIOD	$13.56	$9.93	$10.80	$11.25

TOTAL RETURN	37.11%	(7.31)%	(3.09)%	12.78	%(c)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$209,531	$118,685	$110,800	$100,760

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/ reimbursed by investment advisor)	1.32%	1.43%	1.46%	1.62	%(d)
Expenses (including fees waived/ reimbursed by investment advisor)	1.10%	1.10%	1.10%	1.10	%(d)
Net investment income	0.48%	0.83%	0.87%	0.43	%(d)

PORTFOLIO TURNOVER RATE	36%	27%	37%	13	%(c)

(a)	Per share numbers have been calculated using the average shares method.

(b)	Less than $0.005 or ($0.005) per share.
(c)	Not Annualized.

(d)	Annualized.

See Notes to Financial Statements.

Annual Report | April 30, 2021	21

Rondure New World Fund – Investor Class	Financial Highlights

For a Share Outstanding Throughout the Years or Periods Presented

Investor Class	Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2019	For the Period May 2, 2017 (Commencement of Operations) to April 30, 2018
NET ASSET VALUE, BEGINNING OF PERIOD	$9.90	$10.78	$11.24	$10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)	0.03	0.06	0.07	0.03
Net realized and unrealized gain/(loss) on investments	3.61	(0.87)	(0.46)	1.22
Total income/(loss) from investment operations	3.64	(0.81)	(0.39)	1.25

DISTRIBUTIONS
From net investment income	(0.03)	(0.07)	(0.07)	(0.01)
From net realized gain on investments	–	–	–	(0.00	)(b)
Total distributions	(0.03)	(0.07)	(0.07)	(0.01)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00 (b)	0.00 (b)	0.00 (b)	0.00	(b)

INCREASE/DECREASE IN NET ASSET VALUE	3.61	(0.88)	(0.46)	1.24
NET ASSET VALUE, END OF PERIOD	$13.51	$9.90	$10.78	$11.24

TOTAL RETURN	36.83%	(7.56)%	(3.37)%	12.53	%(c)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$25,901	$18,382	$20,595	$24,233

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/ reimbursed by investment advisor)	1.63%	1.72%	1.76%	1.91	%(d)
Expenses (including fees waived/ reimbursed by investment advisor)	1.35%	1.35%	1.35%	1.35	%(d)
Net investment income	0.25%	0.59%	0.66%	0.24	%(d)

PORTFOLIO TURNOVER RATE	36%	27%	37%	13	%(c)

(a)	Per share numbers have been calculated using the average shares method.

(b)	Less than $0.005 or ($0.005) per share.

(c)	Not Annualized.

(d)	Annualized.

See Notes to Financial Statements.

22	1.855.775.3337 | www.rondureglobal.com

Rondure Overseas Fund – Institutional Class	Financial Highlights

For a Share Outstanding Throughout the Years or Periods Presented

Institutional Class	Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2019	For the Period May 2, 2017 (Commencement of Operations) to April 30, 2018
NET ASSET VALUE, BEGINNING OF PERIOD	$10.34	$11.11	$11.46	$10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)	0.06	0.10	0.10	0.10
Net realized and unrealized gain/(loss) on investments	3.84	(0.76)	(0.31)	1.48
Total income/(loss) from investment operations	3.90	(0.66)	(0.21)	1.58

DISTRIBUTIONS
From net investment income	(0.06)	(0.11)	(0.11)	(0.04)
From net realized gain on investments	–	–	(0.03)	(0.08)
Total distributions	(0.06)	(0.11)	(0.14)	(0.12)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00 (b)	0.00 (b)	0.00 (b)	0.00	(b)

INCREASE/DECREASE IN NET ASSET VALUE	3.84	(0.77)	(0.35)	1.46
NET ASSET VALUE, END OF PERIOD	$14.18	$10.34	$11.11	$11.46

TOTAL RETURN	37.71%	(6.06)%	(1.76)%	15.88	%(c)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$27,692	$16,758	$18,845	$14,283

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/ reimbursed by investment advisor)	1.70%	1.73%	1.72%	2.57	%(d)
Expenses (including fees waived/ reimbursed by investment advisor)	0.85%	0.85%	0.85%	0.85	%(d)
Net investment income	0.49%	0.89%	0.95%	0.92	%(d)

PORTFOLIO TURNOVER RATE	51%	66%	40%	14	%(c)

(a)	Per share numbers have been calculated using the average shares method.

(b)	Less than $0.005 or ($0.005) per share.

(c)	Not Annualized.

(d)	Annualized.

See Notes to Financial Statements.

Annual Report | April 30, 2021	23

Rondure Overseas Fund – Investor Class	Financial Highlights

For a Share Outstanding Throughout the Years or Periods Presented

Investor Class	Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2019	For the Period May 2, 2017 (Commencement of Operations) to April 30, 2018
NET ASSET VALUE, BEGINNING OF PERIOD	$10.34	$11.12	$11.48	$10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)	0.03	0.07	0.08	0.09
Net realized and unrealized gain/(loss) on investments	3.83	(0.76)	(0.32)	1.46
Total income/(loss) from investment operations	3.86	(0.69)	(0.24)	1.55

DISTRIBUTIONS
From net investment income	(0.04)	(0.09)	(0.09)	–
From net realized gain on investments	–	–	(0.03)	(0.08)
Total distributions	(0.04)	(0.09)	(0.12)	(0.08)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00 (b)	0.00 (b)	0.00 (b)	0.01

INCREASE/DECREASE IN NET ASSET VALUE	3.82	(0.78)	(0.36)	1.48
NET ASSET VALUE, END OF PERIOD	$14.16	$10.34	$11.12	$11.48

TOTAL RETURN	37.34%	(6.28)%	(1.98)%	15.63	%(c)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$4,173	$2,626	$3,922	$5,189

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/ reimbursed by investment advisor)	2.01%	2.06%	2.04%	2.45	%(d)
Expenses (including fees waived/ reimbursed by investment advisor)	1.10%	1.10%	1.10%	1.10	%(d)
Net investment income	0.23%	0.61%	0.74%	0.82	%(d)

PORTFOLIO TURNOVER RATE	51%	66%	40%	14	%(c)

(a)	Per share numbers have been calculated using the average shares method.

(b)	Less than $0.005 or ($0.005) per share.

(c)	Not Annualized.

(d)	Annualized.

See Notes to Financial Statements.

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Rondure Funds	Notes to Financial Statements

April 30, 2021

1. ORGANIZATION

Financial Investors Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). As of April 30, 2021, the Trust consists of multiple separate Portfolios or series. This annual report describes the Rondure New World Fund and the Rondure Overseas Fund (individually a “Fund” and collectively, the “Funds”). The Funds seek long-term growth of capital. The Funds offer Investor Class and Institutional Class shares.

2. SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The Funds are considered an investment company for financial reporting purposes under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946. The following is a summary of significant accounting policies consistently followed by the Funds in preparation of its financial statements.

Investment Valuation: The Funds generally value their securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

For equity securities and mutual funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day. Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies, which are priced as equity securities.

Equity securities that are primarily traded on foreign securities exchanges are valued at the closing values of such securities on their respective foreign exchanges, except when an event occurs subsequent to the close of the foreign exchange and the close of the NYSE that was likely to have changed such value. In such an event, the fair value of those securities are determined in good faith through consideration of other factors in accordance with procedures established by and under the general supervision of the Board of Trustees of the Trust (the “Board” or the “Trustees”). The Funds will use a fair valuation model provided by an independent pricing service, which is intended to reflect fair value when a security’s value or a meaningful portion of each Fund’s portfolio is believed to have been materially affected by a valuation event that has occurred between the close of the exchange or market on which the security is traded and the close of the regular trading day on the NYSE. The Funds’ valuation procedures set forth certain triggers which instruct when to use the fair valuation model.

The Funds may invest in warrants to participate in an anticipated increase in the market value of the security. A warrant entitles the holder to buy a security at a set price during a set period of time. If such market value increases, the warrant may be exercised and sold at a gain. A loss will be incurred if the market value decreases or if the term of the warrant expires before it is exercised. Warrants convey no rights to dividends or voting. An implied pricing method is used to value the rights.

When such prices or quotations are not available, or when Rondure Global Advisors, LLC (the “Advisor” or “Rondure”) believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

Fair Value Measurements: The Funds disclose the classification of their fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Annual Report | April 30, 2021	25

Rondure Funds	Notes to Financial Statements

April 30, 2021

Various inputs are used in determining the value of the Funds’ investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 – Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

Level 2 – Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 – Significant unobservable prices or inputs (including the Funds’ own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of each Fund’s investments in the fair value hierarchy as of April 30, 2021:

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Rondure New World Fund
Common Stocks*	$228,079,809	$–	$–	$228,079,809
Total	$228,079,809	$–	$–	$228,079,809

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Rondure Overseas Fund
Common Stocks*	$31,657,932	$–	$–	$31,657,932
Rights and Warrants*	23,678	–	–	23,678
Total	$31,681,610	$–	$–	$31,681,610

*	For a detailed country breakdown, see the accompanying Portfolio of Investments.

For the year ended April 30, 2021, the Funds did not have any securities that used significant unobservable inputs (Level 3) in determining fair value.

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Realized gains and losses from investment transactions are reported on an identified cost which is the same basis the Fund uses for federal income tax purposes. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned. Dividend income is recognized on the ex-dividend date or for certain foreign securities, as soon as information is available to the Funds. All of the realized and unrealized gains and losses and net investment income, are allocated daily to each class in proportion to its average daily net assets.

Cash Management Transactions: The Funds subscribe to the Brown Brothers Harriman & Co. (“BBH”) Cash Management Service (“CMS”), whereby cash balances are automatically swept into overnight offshore demand deposits with either the BBH Grand Cayman branch or a branch of a pre-approved commercial bank. This fully automated program allows the Funds to earn interest on cash balances. Excess cash with deposit institutions domiciled outside of the U.S. are subject to sovereign actions in the jurisdiction of the deposit institution including, but not limited to, freeze, seizure or diminution. Cash balances in the BBH CMS are included on the Statements of Assets and Liabilities under Cash and Foreign Cash, at Value. As of April 30, 2021, the Funds had the following cash balances participating in the BBH CMS:

Fund
Rondure New World Fund	$4,716,342
Rondure Overseas Fund	210,357

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Rondure Funds	Notes to Financial Statements

April 30, 2021

As of April 30, 2021, the Funds had the following foreign cash balances participating in the BBH CMS (cost and value of foreign cash balances are equal):

Fund
Rondure New World Fund	$2
Rondure Overseas Fund	4,279

Foreign Securities: The Funds may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible reevaluation of currencies, the inability to repatriate foreign currency, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE (normally, 4:00 p.m. Eastern Time). The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates are separately disclosed.

Foreign Currency Spot Contracts: The Funds may enter into foreign currency spot contracts to facilitate transactions in foreign securities or to convert foreign currency receipts into U.S. dollars. A foreign currency spot contract is an agreement between two parties to buy and sell currencies at the current market rate, for settlement generally within two business days. The U.S. dollar value of the contracts is determined using current currency exchange rates supplied by a pricing service.

The contract is marked-to-market daily for settlements beyond one day and any change in market value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value on the open and close date. Losses may arise from changes in the value of the foreign currency, or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Trust Expenses: Some expenses of the Trust can be directly attributed to the Funds. Expenses which cannot be directly attributed to the Funds are apportioned among all funds in the Trust based on average net assets of each fund.

Fund and Class Expenses: Expenses that are specific to a Fund or class of shares of a Fund, including distribution fees (Rule 12b-1 fees), are charged directly to that Fund or share class. Expenses that are common to all Funds generally are allocated among the Funds in proportion to their average daily net assets.

Federal Income Taxes: The Funds comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and intend to distribute substantially all of their net taxable income and net capital gains, if any, each year so that it will not be subject to excise tax on undistributed income and gains. The Funds are not subject to income taxes to the extent such distributions are made.

Distributions to Shareholders: Each Fund normally pays dividends and distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from dividends and other income each Fund receives from their investments, including short term capital gains. Long term capital gain distributions are derived from gains realized when each Fund sells a security it has owned for more than a year. Each Fund may make additional distributions and dividends at other times if the portfolio manager believes doing so may be necessary for each Fund to avoid or reduce taxes. The Funds intend to pass through foreign tax credits to shareholders.

Epidemic and Pandemic Risk: Certain countries have been susceptible to epidemics, most recently COVID-19, which has been designated as a pandemic by world health authorities. The outbreak of such epidemics, together with any resulting restrictions on travel or quarantines imposed, could have a negative impact on the economy and business activity globally (including in the countries in which we invest), and thereby could adversely affect the performance of our investments. Furthermore, the rapid development of epidemics could preclude prediction as to their ultimate adverse impact on economic and market conditions, and, as a result, present material uncertainty and risk with respect to us and the performance of our investments.

Annual Report | April 30, 2021	27

Rondure Funds	Notes to Financial Statements

April 30, 2021

Libor Risk: In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (“ASU”) No. 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The Funds' investments, payment obligations, and financing terms may be based on floating rates, such as the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. Plans are underway to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Funds' transactions and the financial markets generally. As such, the potential effect of a transition away from LIBOR on the Funds or the Funds' investments cannot yet be determined.

3. TAX BASIS INFORMATION

Tax Basis of Investments: As of April 30, 2021, the aggregate cost of investments, gross unrealized appreciation/(depreciation) and net unrealized appreciation/(depreciation) for Federal tax purposes was as follows:

Fund	Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Appreciation/ (Depreciation) of Foreign Currency	Net Unrealized Appreciation	Cost of Investments for Income Tax Purposes
Rondure New World Fund	$53,667,588	$(5,622,689)	$(847,910)	$47,196,989	$180,034,910
Rondure Overseas Fund	7,246,198	(212,215)	1,434	7,035,417	24,647,627

Components of Earnings: As of April 30, 2021, components of distributable earnings on a tax basis were as follows:

	Rondure New World Fund	Rondure Overseas Fund
Undistributed ordinary income	$–	$68,223
Accumulated capital losses	(3,888,108)	(184,853)
Net unrealized appreciation on investments	47,196,989	7,035,417
Other cumulative effect of timing differences	(3,694)	187
Total distributable earnings	$43,305,187	$6,918,974

The following Funds elect to defer to the period ending April 30, 2022, late year ordinary losses in the amount of:

Fund	Ordinary Losses Recognized
Rondure New World Fund Fund	$3,694

The Rondure New World Fund used capital loss carryovers during the period ending April 30, 2021 in the amount of $4,081,543

The Rondure Overseas Fund used capital loss carryovers during the period ending April 30, 2021 in the amount of $942,432

Under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next tax year without expiration. As of the current fiscal year end, the following amounts are available as carry forwards to the next tax year:

Fund	Short-Term	Long-Term
Rondure New World Fund	$3,822,452	$65,656
Rondure Overseas Fund	184,853	–

Tax Basis of Distributions to Shareholders: The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain were recorded by the Funds.

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Rondure Funds	Notes to Financial Statements

April 30, 2021

The tax characters of distributions paid by the Funds for the year ended April 30, 2021 were as follows:

Fund	Ordinary Income	Long-Term Capital Gain
Rondure New World Fund	$792,045	$–
Rondure Overseas Fund	121,982	–

The tax characters of distributions paid by the Funds for the year ended April 30, 2020 were as follows:

Fund	Ordinary Income	Long-Term Capital Gain
Rondure New World Fund	$1,174,514	$–
Rondure Overseas Fund	210,677	–

4. SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales of securities (excluding short term securities) during the year ended April 30, 2021 were as follows:

Fund	Purchases of Securities	Proceeds From Sales of Securities
Rondure New World Fund	$102,572,417	$65,641,711
Rondure Overseas Fund	17,934,478	13,239,173

5. SHARES OF BENEFICIAL INTEREST

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. Holders of the shares of the Funds of the Trust have one vote for each share held and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are transferable and redeemable at the option of the shareholder. Purchasers of the share do not have any obligation to make payments to the Trust or its creditors solely by reason of the purchasers’ ownership of the shares. Shares have no pre-emptive rights.

Shares redeemed within 60 days of purchase may incur a 2% short-term redemption fee deducted from the redemption amount. For the year ended April 30, 2021, the redemption fees charged by the Funds are presented in the Statement of Changes in Net Assets.

6. MANAGEMENT AND RELATED-PARTY TRANSACTIONS

The Advisor, subject to the authority of the Board, is responsible for the overall management and administration of the Funds’ business affairs. The Advisor manages the investments of the Funds in accordance with the Funds’ investment objective, policies and limitations and investment guidelines established jointly by the Advisor and the Trustees. Pursuant to the Advisory Agreement, (the “Advisory Agreement”), each Fund pays the Advisor an annual management fee based on each Fund’s average daily net assets. The management fee is paid on a monthly basis. The following table reflects the Funds’ advisory fee rates.

Fund	Advisory Fee
Rondure New World Fund	0.85%
Rondure Overseas Fund	0.70%

Annual Report | April 30, 2021	29

Rondure Funds	Notes to Financial Statements

April 30, 2021

The Advisor has contractually agreed to limit certain of each Fund’s expenses (excluding acquired fund fees and expenses, brokerage expenses, interest expense, taxes and extraordinary expenses). The following table reflects the Funds’ expense cap.

Fund	Expense Cap	Term of Expense Limit Agreements
Rondure New World Fund		September 1, 2020-August 31, 2021/September 1, 2019-August 31, 2020
Institutional Class	1.10%
Investor Class	1.35%
Rondure Overseas Fund		September 1, 2020-August 31, 2021/September 1, 2019-August 31, 2020
Institutional Class	0.85%
Investor Class	1.10%

Pursuant to these agreements, the Advisor may seek reimbursement from a Fund for any previous fee waivers and expense reimbursements made by the Advisor, provided that any such reimbursements made by the Funds to the Advisor will not cause the Funds’ expense limitation to exceed expense limitations in existence at the time the expense was incurred, or at the time of the reimbursement, whichever is lower, and the reimbursement is made within three years after the expenses were incurred. Fees waived/reimbursed by Advisor for the year ended April 30, 2021 are disclosed in the Statements of Operations.

For the year ended April 30, 2021, the fee waivers/reimbursements and/or recoupments were as follows:

Fund	Fees Waived/Reimbursed By Adviser
Rondure New World Fund
Institutional Class	$364,149
Investor Class	66,219
Rondure Overseas Fund
Institutional Class	$192,733
Investor Class	32,020

Fund	Expires 2022	Expires 2023	Expires 2024	Total
Rondure New World Fund
Institutional Class	$357,945	$385,786	$364,149	$1,107,880
Investor Class	90,396	73,814	66,219	230,429
Rondure Overseas Fund
Institutional Class	$165,269	$162,555	$192,733	$520,557
Investor Class	42,849	33,740	32,020	108,609

Administrator Fees and Expenses

ALPS Fund Services, Inc. (“ALPS”) serves as administrator to the Funds and the Funds have agreed to pay expenses incurred in connection with their administrative activities. Pursuant to an Administration Agreement, ALPS provides operational services to the Funds including, but not limited to, fund accounting and fund administration and generally assists in the Funds’ operations. Officers of the Trust are employees of ALPS. The Funds’ administration fee is accrued on a daily basis and paid monthly. Administration fees paid by the Funds for the year ended April 30, 2021 are disclosed in the Statements of Operations.

ALPS is reimbursed by the Funds for certain out-of-pocket expenses.

Transfer Agent

ALPS serves as transfer, dividend paying and shareholder servicing agent for the Funds. ALPS receives an annual minimum fee, a fee based upon the number of shareholder accounts, and is also reimbursed by the Funds for certain out-of-pocket expenses. Transfer agent fees paid by the Funds for the year ended April 30, 2021 are disclosed in the Statements of Operations.

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Rondure Funds	Notes to Financial Statements

April 30, 2021

Compliance Services

ALPS provides services that assist the Trust’s chief compliance officer in monitoring and testing the policies and procedures of the Trust in conjunction with requirements under Rule 38a-1 under the 1940 Act and receives an annual base fee. ALPS is reimbursed for certain out-of-pocket expenses by the Funds. Compliance service fees paid by the Funds for the year ended April 30, 2021 are disclosed in the Statements of Operations.

Principal Financial Officer

ALPS receives an annual fee for providing principal financial officer services to the Funds. Principal financial officer fees paid by the Fund for the year ended April 30, 2021 are disclosed in the Statements of Operations.

Distributor

ALPS Distributors, Inc. (“ADI” or the “Distributor”) (an affiliate of ALPS) acts as the distributor of the Funds’ shares pursuant to a Distribution Agreement with the Trust. Shares are sold on a continuous basis by ADI as agent for the Funds, and ADI has agreed to use its best efforts to solicit orders for the sale of each Fund’s shares, although it is not obliged to sell any particular amount of shares. ADI is not entitled to any compensation for its services as Distributor. ADI is registered as a broker-dealer with the U.S. Securities and Exchange Commission.

Each Fund has adopted a Distribution and Services (Rule 12b-1) Plan pursuant to Rule 12b-1 of the 1940 Act (the “Plan”) for its Investor Class shares. The Plan allows the Funds to use Investor Class assets to pay fees in connection with the distribution and marketing of Investor Class shares and/or the provision of shareholder services to Investor Class shareholders. The Plan permits payment for services in connection with the administration of plans or programs that use Investor Class shares of each Fund as their funding medium and for related expenses. The recipients of such payments may include the Distributor, other affiliates of the Advisor, broker-dealers, financial institutions, plan sponsors and administrators and other financial intermediaries through which investors may purchase shares of the Fund. The Plan permits the Funds to make total payments at an annual rate of up to 0.25% of each Fund’s average daily net assets attributable to its Investor Class shares. The expenses of the Plan are reflected as distribution and service fees in the Statements of Operations.

Trustees

The fees and expenses of the Trustees of the Board are presented in the Statements of Operations.

7. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses, which may permit indemnification to the extent permissible under applicable law. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

Annual Report | April 30, 2021	31

Rondure Funds	Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Trustees of Financial Investors Trust

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Rondure New World Fund and Rondure Overseas Fund (the "Funds"), two of the funds constituting the Financial Investors Trust, including the portfolio of investments, as of April 30, 2021, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and for the period May 2, 2017 (commencement of operations) to April 30, 2018, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Rondure New World Fund and Rondure Overseas Fund of Financial Investors Trust as of April 30, 2021, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period May 2, 2017 (commencement of operations) to April 30, 2018, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Denver, Colorado

June 28, 2021

We have served as the auditor of one or more investment companies advised by Rondure Global Advisors, LLC since 2018.

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Rondure Funds	Additional Information

April 30, 2021 (Unaudited)

1.  FUND HOLDINGS

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Funds’ Form N-PORT reports are available on the Commission’s Web site at http://www.sec.gov. The Funds’ Form N-PORT reports are also available upon request by calling toll-free (855) 775-3337.

2.  FUND PROXY VOTING POLICIES, PROCEDURES AND SUMMARIES

The Funds’ policies and procedures used in determining how to vote proxies and information regarding how the Funds voted proxies relating to portfolio securities during the most recent prior 12-month period ending June 30 are available without charge, (1) upon request, by calling (toll-free) 1-855-775-3337 and (2) on the SEC’s website at http://www.sec.gov.

3.  TAX DESIGNATIONS

The Funds designate the following amounts for federal income tax purposes for the fiscal year ended April 30, 2021:

	Foreign Taxes Paid	Foreign Source Income
Rondure Overseas Fund	$44,605	$382,797
Rondure New World Fund	$316,895	$3,022,549

Of the distributions paid by the Funds from ordinary income for the calendar year ended December 31, 2020, the following percentages met the requirements to be treated as qualifying for the corporate dividends received deduction and qualified dividend income:

	Dividend Received Deduction	Qualified Dividend Income
Rondure Overseas Fund	7.69%	100.00%
Rondure New World Fund	9.38%	100.00%

In early 2021, if applicable, shareholders of record received this information for the distributions paid to them by the Funds during the calendar year 2020 via Form 1099. The Funds will notify shareholders in early 2022 of amounts paid to them by the Funds, if any, during the calendar year 2021.

Annual Report | April 30, 2021	33

Rondure Funds	Liquidity Risk Management Program

April 30, 2021 (Unaudited)

The Financial Investors Trust (the “Trust”) has established a liquidity risk management program (the “Program”) to govern the Trust’s approach to managing liquidity risk for each fund in the Trust (each a “Fund”). The Program is overseen by the Liquidity Committee (the “Committee”), a committee comprised of representatives of the Trust’s investment advisers, sub-advisers, and Officers of the Trust. The Trust’s Board of Trustees (the “Board”) has approved the designation of the Committee to oversee the Program.

The Program’s principal objectives include supporting each Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that a Fund will be unable to meet its redemption obligations in a timely manner. The Program also includes a number of elements that support the management and assessment of liquidity risk, including a periodic assessment of factors that influence a Fund’s liquidity and the periodic classification and re-classification of the Fund’s investments into groupings that reflect the Committee’s assessment of their relative liquidity under current market conditions.

At a meeting of the Board held on March 10, 2021, the Trustees received a report from the Committee regarding the design and operational effectiveness of the Program during 2020. The Committee determined, and reported to the Board, that the Program is reasonably designed to assess and manage each Fund’s liquidity risk and has operated adequately and effectively to manage each Fund’s liquidity risk since implementation.

The Committee reported that during the period covered by the report, there were no liquidity events that impacted the Funds or their ability to timely meet redemptions without dilution to existing shareholders. Among other things, the Board noted that the Funds are not required to have a highly liquid investment minimum based on their liquidity classifications. The Board further noted that no material changes have been made to the Program since its implementation.

34	1.855.775.3337 | www.rondureglobal.com

Rondure Funds	Trustees and Officers

April 30, 2021 (Unaudited)

Additional information regarding the Fund’s trustees is included in the Statement of Additional Information, which can be obtained without charge by calling 855-775-3337.

INDEPENDENT TRUSTEES

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Mary K. Anstine, 1940	Trustee and Chairman	Ms. Anstine was elected at a special meeting of shareholders held on March 21, 1997 and re-elected at a special meeting of shareholders held on August 7, 2009. Ms. Anstine was appointed Chairman of the Board at the June 6, 2017 meeting of the Board of Trustees.	Ms. Anstine is Trustee/Director of AV Hunter Trust and Colorado Uplift Board.	31	Ms. Anstine is a Trustee of ALPS ETF Trust (17 funds); ALPS Variable Investment Trust (7 funds); Reaves Utility Income Fund (1 fund); and Segall Bryant & Hamill Trust through December 2020 (as of December 31, 2020 14 funds).
Jeremy W. Deems, 1976	Trustee	Mr. Deems was appointed as a Trustee at the March 11, 2008 meeting of the Board of Trustees and elected at a special meeting of shareholders held on August 7, 2009.	Mr. Deems is the Co-Founder and Chief Financial Officer of Green Alpha Advisors, LLC, a registered investment advisor, and Co-Portfolio Manager of the Shelton Green Alpha Fund.	31	Mr. Deems is a Trustee of ALPS ETF Trust (17 funds); ALPS Variable Investment Trust (7 funds); Clough Funds Trust (1 fund); and Reaves Utility Income Fund (1 fund).

Annual Report | April 30, 2021	35

Rondure Funds	Trustees and Officers

April 30, 2021 (Unaudited)

INDEPENDENT TRUSTEES

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Jerry G. Rutledge, 1944	Trustee	Mr. Rutledge was elected at a special meeting of shareholders held on August 7, 2009.	Mr. Rutledge is the President and owner of Rutledge’s Inc., a retail clothing business.	31	Mr. Rutledge is a Trustee of Clough Global Dividend and Income Fund (1 fund); Clough Global Equity Fund (1 fund); Clough Global Opportunities Fund (1 fund); and Principal Real Estate Income Fund (1 fund).
Michael “Ross” Shell, 1970	Trustee	Mr. Shell was elected at a special meeting of shareholders held on August 7, 2009.	Mr. Shell is Founder and CEO of Red Idea, LLC, a strategic consulting/early stage venture firm (since June 2008). Mr. Shell serves on the Board of Directors of TalkBox, a phone/privacy booth company (since 2018) and DLVR, a package security company (since 2018). Mr. Shell served on the Advisory Board, St. Vrain School District Innovation Center (from 2015-2018). Mr. Shell graduated with honors from Stanford University with a degree in Political Science.	31	None.

36	1.855.775.3337 | www.rondureglobal.com

Rondure Funds	Trustees and Officers

April 30, 2021 (Unaudited)

INTERESTED TRUSTEE

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Edmund J. Burke, 1961	Trustee	Mr. Burke was elected as Trustee at a special meeting of shareholders held on August 7, 2009.	Mr. Burke joined ALPS in 1991 and served as the President and Director of ALPS Holdings, Inc., and ALPS Advisors, Inc., and Director of ALPS Distributors, Inc., ALPS Fund Services, Inc. (“ALPS”), and ALPS Portfolio Solutions Distributor, Inc. (collectively, the “ALPS Companies”). Mr. Burke retired from the ALPS Companies in June 2019. Mr. Burke is currently a partner at ETF Action, a web-based system that provides data and analytics to registered investment advisers, (since 2020) and a Director of Alliance Bioenergy Plus, Inc., echnology company focused on emerging technologies in the renewable energy, biofuels, and bioplastics technology sectors (since 2020). Mr. Burke is deemed an interested Trustee by virtue of his prior positions with the ALPS Companies.	31	Mr. Burke is a Trustee of ALPS ETF Trust (17 funds); Clough Global Dividend and Income Fund (1 fund); Clough Global Equity Fund (1 fund); Clough Global Opportunities Fund (1 fund); Clough Funds Trust (1 fund); Liberty All-Star Equity Fund (1 fund); and Director of the Liberty All-Star Growth Fund, Inc. (1 fund).

Annual Report | April 30, 2021	37

Rondure Funds	Trustees and Officers

April 30, 2021 (Unaudited)

OFFICERS

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***
Bradley J. Swenson, 1972*****	President	Mr. Swenson was appointed President of the Trust at the June 11, 2019 meeting of the Board of Trustees.	Mr. Swenson joined ALPS in 2004 and has served as its President since June 2019. In this role, he serves as an officer to certain other closed-end and open-end investment companies. He previously served as the Chief Operating Officer of ALPS (2015-2019). Mr. Swenson also previously served as Chief Compliance Officer to ALPS, its affiliated entities, and to certain ETF, closed-end and open-end investment companies (2004-2015). Because of his position with ALPS, Mr. Swenson is deemed an affiliate of the Trust as defined under the 1940 Act.
Dawn Cotten, 1977	President	Ms. Cotten was appointed President of the Trust at the June 8-9, 2021 meeting of the Trustees.	Ms. Cotten joined ALPS in 2009 and is currently Senior Vice President of Fund Administration and Relationship Management of ALPS. She has served in that role since January 2020. Prior to that, Ms. Cotten served as Senior Vice President of Relationship Management (2017-2020). Ms. Cotten served as a VP in Relationship Management from 2013-2017. Ms. Cotten also serves as President of ALPS Series Trust, Clough Funds Trust, Clough Global Dividend and Income Fund, and Clough Global Equity Fund and Clough Global Opportunities Fund.
Jennell Panella, 1974	Treasurer	Ms. Panella was appointed Treasurer of the Trust at the September 15, 2020 meeting of the Board of Trustees	Ms. Panella joined ALPS in June 2012 and is currently Vice President and Fund Controller of ALPS Fund Services, Inc. Prior to joining ALPS, Ms. Panella served as Financial Reporting Manager for Parker Global Strategies, LLC (2009-2012). Because of her position with ALPS, Ms. Panella is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Panella also serves as Assistant Treasurer of James Advantage Funds.
Karen S. Gilomen, 1970*****	Secretary	Ms. Gilomen was appointed Secretary of the Trust at the December 13, 2016 meeting of the Board of Trustees.	Ms. Gilomen joined ALPS in August 2016 as Vice President and Senior Counsel. Prior to joining ALPS, Ms. Gilomen was Vice President - General Counsel & CCO of Monticello Associates, Inc. from 2010 to 2016. Because of her position with ALPS, Ms. Gilomen is deemed an affiliate of the Trust, as defined under the 1940 Act. Ms. Gilomen is also the Secretary of ALPS Variable Investment Trust and Reaves Utility Income Fund, and the Assistant Secretary of the WesMark Funds.
Cara Owen, 1981	Secretary	Ms. Owen was appointed Secretary of the Trust at the June 8-9, 2021 meeting of the Trustees.	Vice President and Principal Legal Counsel, ALPS Fund Services, Inc. Prior to joining ALPS, Ms. Owen was Senior Counsel, Corporate & Investments, Great-West Life & Annuity Insurance Company; Senior Counsel & Assistant Secretary, Great-West Funds, Inc., Great-West Capital Management, LLC, Great-West Trust Company, LLC, and Advised Assets Group, LLC (2014-2019). Ms. Owen also serves as Secretary of ALPS ETF Trust, Vice President and Secretary of Boulder Growth & Income Fund, and Assistant Secretary of James Advantage Funds.
Ted Uhl, 1974	Chief Compliance Officer (“CCO”)	Mr. Uhl was appointed CCO of the Trust at the June 8, 2010 meeting of the Board of Trustees.	Mr. Uhl joined ALPS in October 2006, and is currently Deputy Compliance Officer of ALPS. Prior to his current role, Mr. Uhl served as Senior Risk Manager for ALPS from October 2006 until June 2010. Before joining ALPS, Mr. Uhl served a Sr. Analyst with Enenbach and Associates (RIA), and a Sr. Financial Analyst at Sprint. Because of his position with ALPS, Mr. Uhl is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Uhl is also CCO of the Boulder Growth & Income Fund, Inc., Centre Funds, Index Funds, Reality Shares ETF Trust, Reaves Utility Income Fund and XAI Octagon Floating Rate & Alternative Income Term Trust.

38	1.855.775.3337 | www.rondureglobal.com

Rondure Funds	Trustees and Officers

April 30, 2021 (Unaudited)

OFFICERS

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***
Jennifer Craig, 1973	Assistant Secretary	Ms. Craig was appointed Assistant Secretary of the Trust at the June 8, 2016 meeting of the Board of Trustees.	Ms. Craig joined ALPS in 2007 and is currently Assistant Vice President and Paralegal Manager of ALPS. Because of her position with ALPS, Ms. Craig is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Craig is also Secretary of Principal Real Estate Income Fund, Assistant Secretary of Clough Global Dividend and Income Fund, Clough Global Equity Fund, Clough Global Opportunities Fund, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. and Clerk of Goehring & Rozencwajg Investment Funds.

*	All communications to Trustees and Officers may be directed to Financial Investors Trust c/o 1290 Broadway, Suite 1000, Denver, CO 80203.

**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee serves an indefinite term, until such Trustees successor is elected and appointed, or such Trustee resigns or is deceased. Officers are elected on an annual basis.

***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

****	The Fund Complex includes all series of the Trust, currently 31, and any other investment companies for which any Trustee serves as trustee for and for which Rondure Global Advisors, LLC provides investment advisory services (currently none).

*****	Mr. Swenson resigned his position as President of the Trust effective June 9, 2021 and Ms. Gilomen resigned her position as Secretary of the Trust effective June 4, 2021.

Annual Report | April 30, 2021	39

Rondure Funds	Privacy Policy

April 30, 2021 (Unaudited)

Who We Are
Who is providing this notice?	Rondure New World Fund and Rondure Overseas Fund.
What We Do
How do the Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How do the Funds collect my personal information?	We collect your personal information, for example, when you ● open an account ● provide account information or give us your contact information ● make a wire transfer or deposit money
Why can't I limit all sharing?

Federal law gives you the right to limit only

●    sharing for affiliates’ everyday business purposes-information about your creditworthiness

●    affiliates from using your information to market to you

●    sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● The Funds does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ● The Funds does not jointly market.
Other Important Information
California Residents	If your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.
Vermont Residents	The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information.

40	1.855.775.3337 | www.rondureglobal.com

Rondure Funds	Privacy Policy

April 30, 2021 (Unaudited)

FACTS	WHAT DO THE FUNDS DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

●    Social Security number and account transactions

●    Account balances and transaction history

●    Wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Funds choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do the Funds share:	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	We do not share.
For joint marketing with other financial companies	No	We do not share.
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We do not share.
For nonaffiliates to market to you	No	We do not share.

Annual Report | April 30, 2021	41

Contact Us

Mail:	Rondure Funds, P.O. Box 13664, Denver, CO 80201	E-Mail:	rondureglobal@alpsinc.com
Phone:	1.855.775.3337	Web:	www.rondureglobal.com

ANNUAL REPORT

April 30, 2021

Seafarer Overseas Growth and Income Fund

Investor Class SFGIX
Institutional Class SIGIX

Seafarer Overseas Value Fund

Investor Class SFVLX
Institutional Class SIVLX

Letter to Shareholders	1
Performance Review
Seafarer Overseas Growth and Income Fund	5
Seafarer Overseas Value Fund	10
Disclosure of Fund Expenses	16
Portfolio of Investments	18
Statements of Assets and Liabilities	27
Statements of Operations	28
Statements of Changes in Net Assets	29
Financial Highlights	32
Notes to Financial Statements	40
Report of Independent Registered Public Accounting Firm	50
Additional Information	51
Approval of Fund Advisory Agreement	52
Liquidity Risk Management Program	54
Trustees and Officers	55
Privacy Policy	60

Seafarer Funds	Letter to Shareholders

April 30, 2021

LETTER TO SHAREHOLDERS

May 20, 2021

Dear Fellow Shareholders,

I am pleased to address you on behalf of Seafarer Capital Partners (“Seafarer”), the adviser to the Seafarer Funds (the "Funds"). This shareholder report covers the Funds’ 2020-2021 fiscal year (May 1, 2020 to April 30, 2021).

The Future of China within the Emerging Market Asset Class

Over the past ten years, I have used shareholder letters in the Funds’ Annual and Semi-annual Reports as a forum to opine on a handful of “big picture” topics.

In the autumn of 2015, I wrote a letter in which I discussed the challenges associated with the “emerging market equities” asset classification.1 A substantial portion of that letter was dedicated to emphasizing China’s unique status within the asset class: China’s scale, resources, advanced technologies, wealth, economic progress, and national ambition set its investment potential apart from the rest of the developing world. In my view, China has always held the greatest promise – possibly more than all other emerging markets combined.

In the autumn of 2017, I took up the topic of China again.2 I offered a summary of my “dream” for modern China and its development. For the past three decades, my academic studies and professional career have been heavily influenced by an abiding interest in China’s practical and largely successful effort to escape mass poverty. Over time, my understanding of the country’s economic progress had manifest in a formative idea of China’s emergent potential. However, that year I was forced to recognize that my hopes for China’s future were naïve. From 2013 onward, President Xi and his administration had explicitly imagined a very different “Chinese Dream,” and by 2017 the machinations of Xi’s Dream were transparent enough to reveal that my understanding of China’s future was outdated at best, and utterly misguided at worst.3 While I was alarmed and disappointed, I accepted that my dream had no relevance except as a personal artifact: who can legitimately construct a vision for China’s future but the Chinese themselves? Thus, as Xi’s Dream was ascendant, I wrote a requiem for my own, and adapted to the reality that was, rather than extend a futile dream for what might have been.

Playing a New Role

Much has changed and even more has been revealed in the intervening years since the publication of those two letters. My gut tells me that it is time to revisit China’s role within the emerging market asset class.

In the interim, China’s financial, economic and geopolitical heft have grown to the extent that the country’s global prominence is undeniable. China’s economy and its stock market are now the second largest in the world.4 Its domestic bond market has boomed, making it one of the largest as well.5 After a 15-year surge in initial public offerings (IPOs) the country has approximately 7,000 publicly-traded companies, and it boasts a new stock exchange dedicated to fostering innovative companies that advance new technologies.6 7 The country is home to the largest private equity and venture capital markets within the developing world, and financial reforms permit Chinese companies much improved access to international capital markets.8 In response, China’s stock markets have swollen to the point that the country typically constitutes nearly 40% of prominent benchmark indices that track the emerging market asset class – a far higher allocation than any other country within the developing world receives, and yet there is ample evidence that China is nonetheless substantially undercounted and underweighted.9

Meanwhile, Xi’s ambitious Dream to rejuvenate the Chinese nation has taken greater shape. At home, he has undertaken multiple purges against official graft and corruption, often sweeping up some of his perceived political rivals in the process. He has also reasserted the primacy of the state within the economy. State-owned enterprises (SOEs) have been given central roles within several industries, augmented by mega-mergers and enhanced access to capital. Meanwhile, ostensibly private

Annual Report – April 30, 2021	1

Seafarer Funds	Letter to Shareholders

April 30, 2021

companies have been required to adopt executive committees that answer to the Communist party. Abroad, Xi has reversed three decades of Chinese policy that favored domestic development over international entanglements. Xi has sought to extend the nation’s international reach peacefully, via his signature “Belt and Road”10 financial and development scheme, and more recently via “vaccine diplomacy” – China has sought to buy goodwill via the provision of domestically-developed vaccines to nations struggling with the COVID-19 pandemic.

Xi’s Dream has also manifest in assertive actions to curtail perceived threats to the nation’s security and sovereignty. On the international front, China has undertaken aggressive military maneuvers in the South China Seas and made provocative flights over Taiwanese airspace. At home, the government has sought to stamp out any source of domestic discontent. This has meant the mass suppression of the Uighur people in the Xinjiang Autonomous Region, in an utterly disproportionate response to a legitimate terrorism risk; and it has led to the subjugation of Hong Kong, seemingly in violation of the Special Administrative Region’s Basic Law. Even as such policies have stoked controversy and ire abroad, Xi’s China has not shied from deflecting all criticism, vigorously asserting its autonomy, and boldly laying claim to an expansive vision of its future.

Alone on the Stage

From the beginning of my career, I have understood that China was exceptional within the developing world. As such, I have always and actively questioned the merit of grouping China with other developing countries to form the “emerging market asset class.” I have long suspected that China’s scale, economic progress, and future potential would mean that it would one day stand apart from the rest and become an “asset class” unto itself – its financial and economic breadth and depth rivaling that of the United States (which likewise comprises its own single-country “asset class”). I imagined that if China’s stature ever rose to such a level, the event would mark a welcome moment in the country’s modernization and development.

In 2021, much of what I imagined has come to pass. China has grown and prospered, such that it dominates the emerging market asset class. The country now serves as the central economic “hub” around which many developing nations orient their trade and economic policies (notably supplanting the U.S.’s leading role as a trading partner for the developing world). Thus it seems fitting that many investors are beginning to openly wonder whether China should be carved out from the rest of the emerging markets to receive a distinct and prominent position in a global portfolio allocation.

Increasingly, I lean towards this view – but for a decidedly mixed and unwelcome set of reasons. The emergent scale, depth, breadth and complexity of China’s capital markets seem to favor specialist skills: to optimize China’s potential from bond markets, stock markets, venture capital and private equity markets, I recognize that it might be ideal to utilize dedicated investment capabilities trained solely on the country. But there is another, more difficult reason to prefer China as an independent asset class: the country has become fraught with legal, political, martial and moral morasses. Even as the country’s economic might has become starkly evident to all, the darker aspects of the Chinese Dream have forced many to question whether the country remains investable.11 Even as some may favor a dedicated capability that might maximize the country’s investment potential, others might wish to cleave China from the rest to manage its risks more directly, and if necessary, summarily excise it from their portfolios. Frankly, it disappoints me to contemplate the latter possibility given the dream I once held for China, a nation that I will always deem exceptional among its peers.

What will Seafarer do in response? Nothing will change in the foreseeable future for the Funds. We will continue to invest selectively within China, acutely aware of the risks posed by the darker aspects of China’s modern development. Likewise, Seafarer will not in the foreseeable future launch dedicated investment capabilities and related products for the Chinese market. The only residual, unanswered question before us is whether to pursue an emerging market strategy that excludes China. I am undecided. I find it difficult to contemplate the merits of an ex-China strategy: for the aforementioned reasons, China is home to many of the developing world’s best companies. To omit the nation from a portfolio is to forgo some of the most important potential sources of return; that which remains might be hampered with too much risk and offer too little reward to be worthy of dedicated long-term investment. Worse, the remainder might lack relevant scale for many global investors. Many investors

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Seafarer Funds	Letter to Shareholders

April 30, 2021

tend to allocate a small portion of their portfolios overseas, and an even smaller portion to the emerging markets. If China – the largest and arguably most vital constituent of the asset class – is carved out, would the remainder be large enough to matter? The key question is whether the rest of the emerging markets will generate sufficiently numerous opportunities as to warrant a dedicated, long-term strategy. I wonder.

I plan to contemplate this question further, and I urge you to do the same. China’s emergence is so big, so critical and so fraught that it demands a deliberate response within your portfolio allocation. If you choose to continue to group China with other emerging markets, do so deliberately, and not because of a historical default. If you choose to carve China out from the rest, seek out the best dedicated capabilities you can find to pursue the full breadth of the country’s investment potential – and if suitable for you, consider asset classes beyond public equities. Lastly, if you have thoughts on whether an ex-China strategy holds ongoing relevance, let us know; it might be time for a new dream.

Expense Ratios and Economies of Scale

As described in the Letter to Shareholders as of April 30, 2017, Seafarer has committed to reduce expenses for the Funds, particularly as time and scale afford greater efficiency.12

During the 2020-2021 fiscal year, the scale of the Growth and Income Fund was similar to that during the prior year. Accordingly, the operating expense ratios for the fiscal year were unchanged at 0.92% and 1.02% for the Institutional and Investor classes, respectively.13 As the Funds enter a new fiscal year, Seafarer’s intention remains the same: to offer shareholders positive economies, over time and with scale.

Compared to the Growth and Income Fund, the Value Fund’s smaller scale does not yield an equivalent degree of cost efficiency. However, Seafarer has established the same underlying expense structure for both Funds. Should the Value Fund’s assets grow over time, it is expected to achieve similar economies of scale. In the meantime, Seafarer continues to limit the Fund’s operating expenses via a contractual commitment, such that its net expense ratios remain 1.05% and 1.15% for the Institutional and Investor classes, respectively.14

Thank you for entrusting us with your capital during these difficult times. We are, as always, honored to serve as your investment advisor in the developing world.

Andrew Foster

Chief Investment Officer

Seafarer Capital Partners, LLC

The Funds are subject to investment risks, including possible loss of the principal amount invested and therefore are not suitable for all investors. The Funds may not achieve their objectives. Diversification does not ensure a profit or guarantee against loss.

Information on the Seafarer website and references to Seafarer publications are provided for textual reference only, and are not incorporated by reference into this report.

The views and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect Seafarer’s current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the portfolios or any securities or any sectors mentioned herein. The subject matter contained herein has been derived from several sources believed to be reliable and accurate at the time of compilation. Seafarer does not accept any liability for losses either direct or consequential caused by the use of this information.

[1]	www.seafarerfunds.com/letters-to-shareholders/2015/10/semi-annual/#death-of-the-emerging-markets

[2]	www.seafarerfunds.com/letters-to-shareholders/2017/10/semi-annual

[3]	Xi Jinping and the Chinese Dream (www.economist.com/leaders/2013/05/04/xi-jinping-and-the-chinese-dream), The Economist, 4 May 2013.

Annual Report – April 30, 2021	3

Seafarer Funds	Letter to Shareholders

April 30, 2021

[4]	Regarding the scale and rank of China’s annual economic output, see GDP (current US$) (data.worldbank.org/indicator/NY.GDP.MKTP.CD), World Bank, measured on 20 May 2021. Regarding the scale and rank of China’s stock market, see Market Capitalization of Listed Domestic Companies (Current US$) (data.worldbank.org/indicator/CM.MKT.LCAP.CD?most_recent_value_desc=true), World Bank, measured on 20 May 2021.

[5]	As of 2019, China’s domestic bond markets were the third largest in the world, ranking behind only the United States and Japan. However, Euro-denominated regional markets likely collectively eclipse the yen and renminbi markets of Japan and China, respectively. See www.seafarerfunds.com/commentary/the-evolution-of-chinas-bond-market

[6]	Sources: Bloomberg, Seafarer. Data as of 20 May 2021.

[7]	An initial public offering (IPO) is the process of offering shares of a private company to the public in a new stock issuance.

[8]	Tabby Kinder, Mercedes Ruehl and Yuan Yang, Chinese Private Equity Targets Record Fundraisings (www.ft.com/content/d8ea1bf7-51d4-454c-80f3-753b18eb3642), Financial Times, 6 April 2021.

[9]	Based on the weighting of China (excluding Taiwan) within the MSCI Emerging Markets Index. The MSCI Emerging Markets Index is a free float-adjusted market capitalization index designed to measure equity market performance of emerging markets. Index code: MXEF. It is not possible to invest directly in an index. Sources: MSCI, Bloomberg. Data as of 20 May 2021.

[10]	www.seafarerfunds.com/commentary/one-belt-one-road-many-motives

[11]	For more on the challenges associated with investment in modern China, please see my colleague Nicholas Borst’s white paper The China Investment Dilemma (www.seafarerfunds.com/commentary/the-china-investment-dilemma). Also see his writings on the U.S. push for divestment from and delisting of Chinese companies (www.seafarerfunds.com/prevailing-winds/divest-and-delist-the-case-against-exiting-china), and the policy and investment questions that surround state-owned enterprises (SOEs) in China (www.seafarerfunds.com/prevailing-winds/soe-reform-in-china-implications-for-policymakers-and-investors).

[12]	www.seafarerfunds.com/letters-to-shareholders/2017/04/annual#cost-reduction

[13]	The Growth and Income Fund’s Prospectus (dated August 31, 2020) states that the Fund’s expenses are 0.93% and 1.03% for the Institutional and Investor classes, respectively.

[14]	Seafarer Capital Partners, LLC has agreed contractually to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver / Expense Reimbursements (inclusive of acquired fund fees and expenses, and exclusive of brokerage expenses, interest expenses, taxes and extraordinary expenses) to 1.15% and 1.05% of each Fund’s average daily net assets for the Investor and Institutional share classes, respectively. This agreement is in effect through August 31, 2021.

4	(855) 732-9220 seafarerfunds.com

Seafarer Overseas Growth and Income Fund	Performance Review

April 30, 2021

SEAFARER OVERSEAS GROWTH AND INCOME FUND

PERFORMANCE REVIEW

May 15, 2021

This report addresses the 2020-2021 fiscal year (May 1, 2020 to April 30, 2021) for the Seafarer Overseas Growth and Income Fund (the “Growth and Income Fund" or the "Fund").

During the fiscal year, the Fund returned 52.28%, while the Fund’s benchmark indices, the MSCI Emerging Markets Total Return USD Index and the Morningstar Emerging Markets Net Return USD Index, returned 49.21% and 51.45%, respectively.1 By way of broader comparison, the S&P 500 Index gained 45.98%.

The Fund began the fiscal year with a net asset value (NAV) of $10.36 per share. During the ensuing twelve months, the Fund paid two distributions: $0.072 per share in June 2020 and $0.264 per share in December 2020. Those payments brought the cumulative distribution per share, as measured from the Fund’s inception to the end of the fiscal year, to $3.329. The Fund finished the fiscal year with a value of $15.39 per share.2

From the Fund’s inception (February 15, 2012) through the end of the fiscal year (April 30, 2021), the Fund generated an annualized rate of return of 8.10%.3 Over the same period, the benchmark indices, the MSCI Emerging Markets Total Return USD Index and Morningstar Emerging Markets Net Return USD Index, rose at annualized rates of 5.52% and 5.66%, respectively.

* * *

The Growth and Income Fund’s fiscal year coincided with a sustained and pronounced rally in stock prices throughout the developing world. The COVID-19 pandemic induced a collapse in stock prices that reached its nadir on March 23, 2020; the Fund’s fiscal year began five weeks later. The MSCI Emerging Markets Index then proceeded to rise, nearly uninterrupted for the next 10 months, such that it peaked in mid-February, nearly 60% higher than where it began the fiscal year.4 Markets have consolidated since February, but the index still rose 49.21% in the complete fiscal year – a remarkable performance, particularly as the economic and health recovery among developing countries has been very uneven, and several large countries such as India and Brazil remain deeply mired in the pandemic.

Even as stock price movements were both swift and sustained, they were also exceedingly narrow with respect to geography. During the fiscal year, 79% of the returns in the MSCI Emerging Markets Index came from four countries (China, Taiwan, South Korea, and India).5 Companies categorized in just two sectors (Information Technology and Consumer Discretionary), while accounting for 37% of the MSCI benchmark, drove 49% of the returns.6 The two sectors are notable because together they house nearly all the “high tech” companies that have dominated performance throughout global stock markets over the past few years – the former includes semiconductor and software companies; the latter includes internet entertainment, social media and e-commerce companies.

Compared to the concentrated make-up of the MSCI Emerging Markets Index, the sources of the Growth and Income Fund’s performance were more differentiated by geography. South Korea was the single largest source of return, followed by China; the Fund also saw significant gains from its holdings in Singapore, India, Vietnam, the Middle East and Eastern Europe. Every sector contributed positively to the Fund during the fiscal year – though this was due to the fact that the Fund’s fiscal year began on May 1, 2020, which nearly coincided with the nadir of the COVID-19-induced collapse in stock markets. Like the MSCI benchmark, the Fund benefited most from its holdings in information technology stocks – particularly semiconductor companies – but it also saw notable gains in health care, industrials and consumer staples.

Given the Fund’s outsized exposure to South Korean stocks in this period, it comes as no surprise that the top three individual contributors to total return are based in Korea. Three long-held and large Korean stocks rose substantially: Samsung SDI (a globally competitive company in battery technologies); Samsung Electronics (a semiconductor company); and Hyundai Mobis (a manufacturer of auto parts and systems). Three other top contributors to Fund performance include Infosys, a leading information

Annual Report – April 30, 2021	5

Seafarer Overseas Growth and Income Fund	Performance Review

April 30, 2021

technology company, Alibaba, China’s largest e-commerce company, and Taiwan Semiconductor Manufacturing Company (TSMC), the semiconductor leader. Notably, the Fund exited Alibaba during the fourth quarter of 2020 (after substantially reducing the Fund’s weight during the first half of the annual period) and also exited its holding in TSMC in early 2021; both decisions were driven by a combination of excessive valuation and concerns regarding looming performance challenges for each company.

The top detractors to total return for this period include Samsung C&T, a recently added issuer from South Korea and a holding company of the Samsung Group, and Odontoprev, a Brazil-based dental benefits company.

Amid such volatile conditions, and rapidly moving stock prices, we were pleased that the Fund managed to outpace the indexes and proved more stable than its benchmarks. We thank you for entrusting us with your capital during a tumultuous and uncertain year. We are, as ever, honored to serve as your investment adviser in the emerging markets.

Andrew Foster and Paul Espinosa

Portfolio Managers, Seafarer Overseas Growth and Income Fund

Seafarer Capital Partners, LLC

The MSCI Emerging Markets Total Return Index, Standard (Large+Mid Cap) Core, Gross (dividends reinvested), USD is a free float-adjusted market capitalization index designed to measure equity market performance of emerging markets. Index code: GDUEEGF.

The Morningstar Emerging Markets Net Return USD Index measures the performance of emerging markets targeting the top 97% of stocks by market capitalization. The index does not incorporate Morningstar’s environmental, social, or governance (ESG) criteria. Index code: MEMMN.

The S&P 500 Total Return Index is a stock market index based on the market capitalizations of 500 large companies with common stock listed on the NYSE or NASDAQ.

It is not possible to invest directly in an index.

The Fund is subject to investment risks, including possible loss of the principal amount invested and therefore is not suitable for all investors. The Fund may not achieve its objectives. Diversification does not ensure a profit or guarantee against loss.

The views and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect Seafarer’s current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the portfolios or any securities or any sectors mentioned herein. The subject matter contained herein has been derived from several sources believed to be reliable and accurate at the time of compilation. Seafarer does not accept any liability for losses either direct or consequential caused by the use of this information.

As of April 30, 2021, the Fund did not own shares in Alibaba Group Holding, Ltd. or Taiwan Semiconductor Manufacturing Co., Ltd.

[1]	References to the “Fund” pertain to the Fund’s Institutional share class (ticker: SIGIX). The Investor share class (ticker: SFGIX) returned 52.15% during the fiscal year.

[2]	The Fund’s Investor share class began the fiscal year with a net asset value of $10.31 per share. The Fund paid two distributions: $0.070 per share in June 2020 and $0.257 per share in December 2020. The Fund finished the fiscal year with a value of $15.31 per share.

[3]	The Fund’s Investor share class generated an annualized rate of return of 7.97% from the Fund’s inception through the end of the fiscal year.

[4]	For the period April 30, 2020 to February 17, 2021, the MSCI Emerging Markets Index rose 59.39%.

[5]	Collectively, these four countries represented an average weight of 74% of the MSCI Emerging Markets Index throughout the fiscal year. Sources: MSCI, Bloomberg.

[6]	37% represents the average of the combined weight of the Information Technology and Consumer Discretionary sectors in the MSCI Emerging Markets Index throughout the fiscal year. Sources: MSCI, Bloomberg.

6	(855) 732-9220 seafarerfunds.com

Seafarer Overseas Growth and Income Fund	Performance Review

April 30, 2021

Total Returns

As of April 30, 2021	1 Year	3 Year	5 Year	7 Year	Since Inception Annualized[1]	Gross Expense Ratio[2]
Investor Class (SFGIX)	52.15%	10.04%	9.87%	7.42%	7.97%	1.03%
Institutional Class (SIGIX)	52.28%	10.18%	10.00%	7.55%	8.10%	0.93%
MSCI Emerging Markets Total Return USD Index[3]	49.21%	7.91%	12.91%	7.29%	5.52%
Morningstar Emerging Markets Net Return USD Index[4]	51.45%	8.12%	12.58%	7.37%	5.66%

Fund performance is presented in U.S. dollar terms, with U.S. jurisdiction distributions reinvested on a gross (pre-tax) basis. For the MSCI index, performance is calculated to reflect the reinvestment of dividends, capital gains, and other corporate actions gross of foreign jurisdiction withholding taxes (i.e., such taxes are ignored). For the Morningstar index, performance is calculated to reflect the reinvestment of dividends, capital gains, and other corporate actions net of foreign jurisdiction withholding taxes. The performance data quoted represents past performance and does not guarantee future results. Future returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Prior to August 31, 2016, shares of the Fund redeemed or exchanged within 90 days of purchase were subject to a 2% redemption fee. Performance does not reflect this fee, which if deducted would reduce an individual's return. To obtain the Fund’s most recent month-end performance, visit seafarerfunds.com or call (855) 732-9220.

[1]	Inception Date: February 15, 2012.

[2]	Ratios as of Prospectus dated August 31, 2020. Seafarer Capital Partners, LLC has agreed contractually to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursements (inclusive of acquired fund fees and expenses, and exclusive of brokerage expenses, interest expenses, taxes and extraordinary expenses) to 1.15% and 1.05% of the Fund’s average daily net assets for the Investor and Institutional share classes, respectively. This agreement is in effect through August 31, 2021.

[3]	The MSCI Emerging Markets Total Return Index, Standard (Large+Mid Cap) Core, Gross (dividends reinvested), USD is a free float-adjusted market capitalization index designed to measure equity market performance of emerging markets. Index code: GDUEEGF. The index is not actively managed and does not reflect any deductions for fees, expense or taxes. An investor may not invest directly in an index.

[4]	The Morningstar Emerging Markets Net Return USD Index measures the performance of emerging markets targeting the top 97% of stocks by market capitalization. The index does not incorporate Morningstar’s environmental, social, or governance (ESG) criteria. Index code: MEMMN. The index is not actively managed and does not reflect any deductions for fees, expense or taxes. An investor may not invest directly in an index.

Annual Report – April 30, 2021	7

Seafarer Overseas Growth and Income Fund	Performance Review

April 30, 2021

Performance of a $10,000 Investment Since Inception

*	Inception Date: February 15, 2012.

The chart shown above represents historical performance of a hypothetical investment of $10,000 in the Fund’s Investor Class shares for the period from inception to April 30, 2021. All returns reflect reinvested dividends and/or distributions, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

The Fund also offers Institutional Class shares, performance of which is not reflected in the chart above. The performance of Institutional Class shares may be higher or lower than the performance of the Investor Class shares shown above based upon differences in fees paid by shareholders investing in the Investor Class shares and Institutional Class shares.

Investment Objective

The Seafarer Overseas Growth and Income Fund seeks to provide long-term capital appreciation along with some current income. The Fund seeks to mitigate adverse volatility in returns as a secondary objective.

Strategy

The Fund invests primarily in the securities of companies located in developing countries. The Fund invests in several asset classes including dividend-paying common stocks, preferred stocks, and fixed-income securities.

The Fund seeks to offer investors a relatively stable means of participating in developing countries’ growth prospects, while attempting to mitigate adverse volatility in returns.

8	(855) 732-9220 seafarerfunds.com

Seafarer Overseas Growth and Income Fund	Performance Review

April 30, 2021

Portfolio Composition by Region	% Net Assets
East & South Asia	71.6%
Emerging Europe	7.2%
Latin America	7.4%
Middle East & Africa	7.2%
Other	2.5%
Cash & Other Assets, Less Liabilities	4.1%
Total	100.0%

Portfolio Composition by Sector	% Net Assets
Communication Services	7.3%
Consumer Discretionary	11.8%
Consumer Staples	11.2%
Energy	1.6%
Financials	14.5%
Health Care	10.4%
Industrials	11.0%
Information Technology	22.9%
Materials	3.4%
Utilities	1.8%
Cash & Other Assets, Less Liabilities	4.1%
Total	100.0%

Top 10 Holdings	% Net Assets
Hyundai Mobis Co., Ltd.	4.8%
Samsung Electronics Co., Ltd.	4.4%
China Literature, Ltd.	4.3%
Richter Gedeon Nyrt	3.8%
Sanlam, Ltd.	3.8%
Venture Corp., Ltd.	3.8%
Rohm Co., Ltd.	3.6%
Samsung SDI Co., Ltd.	3.6%
Ping An Insurance Group Co. of China, Ltd.	3.5%
Samsung C&T Corp.	3.2%
Total	38.8%

Total Number of Holdings	45

Holdings are subject to change, and may not reflect the current or future position of the portfolio.

Source: ALPS Fund Services, Inc.

Annual Report – April 30, 2021	9

Seafarer Overseas Value Fund	Performance Review

April 30, 2021

SEAFARER OVERSEAS VALUE FUND

PERFORMANCE REVIEW

May 15, 2021

This report addresses the 2020-2021 fiscal year (May 1, 2020 to April 30, 2021) for the Seafarer Overseas Value Fund (the “Value Fund" or the "Fund").

During the fiscal year, the Fund returned 40.98%, while the Fund’s benchmark indices, the MSCI Emerging Markets Total Return USD Index and the Morningstar Emerging Markets Net Return USD Index, returned 49.21% and 51.45%, respectively.1 By way of broader comparison, the S&P 500 Index gained 45.98%.

The Fund began the fiscal year with a net asset value (NAV) of $9.48 per share. The Fund paid a distribution of $0.169 per share in December 2020. That payment brought the cumulative distribution per share, as measured from the Fund’s inception to the end of the fiscal year, to $1.404. The Fund finished the fiscal year with a value of $13.18 per share.2

From the Fund’s inception (May 31, 2016) through the end of the fiscal year (April 30, 2021), the Fund generated an annualized rate of return of 8.46%.3 Over the same period, the benchmark indices, the MSCI Emerging Markets Total Return USD Index and Morningstar Emerging Markets Net Return USD Index, rose at annualized rates of 14.02% and 13.70%, respectively.

* * *

Over the course of this annual period, the Value Fund’s NAV steadily climbed higher after recovering from the pandemic-induced market drawdown in March 2020. While the Fund’s performance trailed that of the benchmark indices, it is important to note that the drivers of return between the Value Fund and the indices could not be more different. For the annual period, a familiar group of large Asia-based technology and internet companies led the indices, whereas the Value Fund generated its total return from a more diversified set of factors.

Despite the dominance of growth -oriented companies in driving index performance during the fiscal year, the Value Fund managed to capture returns from price discovery in non-growth-oriented companies. Specifically, three of the Fund holdings realized latent balance sheet value with the help of less-traditional, public market participants. In the case of Amvig Holdings (Structural Shift source of value; Seafarer’s seven sources of value,4 hereafter referenced using parenthesized italics, are defined in Figure 1), a Chinese tobacco packaging manufacturer, a Chinese private equity fund announced a tender offer for the publicly-listed shares of the company at a 51.4% premium to the last traded price prior to the announcement. Another privatization case, a partial one this time, is that of Moneta Money Bank (Asset Productivity), a Czech bank, which received a tender offer in January 2021 from a Czech conglomerate for 29% of the shares in this 100% float public company.5 The third case of balance sheet value realization was that of Wilmar International (Asset Productivity and Breakup Value), a Singapore-based edible oils and consumer company, whose share price rose significantly in anticipation of the mid-October 2020 initial public offering (IPO) of its Chinese subsidiary.6

10	(855) 732-9220 seafarerfunds.com

Seafarer Overseas Value Fund	Performance Review

April 30, 2021

Figure 1. Sources of Value

Seafarer has identified seven distinct sources of value in emerging markets that may give rise to viable opportunities for long-term, value-oriented investments.

Source: Seafarer

A top contributor to the Fund’s performance during the fiscal year, unrelated to the technology sector and without a growth orientation, was Pacific Basin (Asset Productivity), a dry bulk shipping company headquartered in Hong Kong. The stock price has traded below book value for most of the last twelve years since the Global Financial Crisis of 2008-09.7 The stock’s notable appreciation in U.S. dollars during the early months of 2021 relates to industry-specific dynamics where regulatory changes conflated with supply-side dynamics for the stock to anticipate a sharp rise in profitability.

A third group of contributors to the Fund’s total return includes companies that while cyclical, and therefore expected to resume their growth trajectory as the effects of the pandemic ebb, have yet to demonstrate earnings growth that justifies their significant stock price appreciation. In my opinion, these Fund holdings represent cases where the market reassessed the risk for equity holders after a year of crisis management. Three holdings are representative of this dynamic: First Pacific (Breakup Value), a consumer and infrastructure conglomerate operating in Southeast Asia; China Foods (Asset Productivity), a Coca-Cola bottler with territories covering half of China; and Shangri-La (Breakup Value and Asset Productivity), a hotel owner and operator in Asia.

Lastly, and unsurprisingly, the Value Fund’s leading contributor to performance during the fiscal year was a technology-related company: Samsung SDI (Breakup Value), a South Korean battery manufacturer. In my view, the stock’s superlative performance relates as much to the valuation ascribed to the sector this year as it does to the company’s prospect of reaching sustained profitability at its electric vehicle battery manufacturing division.

The few negative contributors to the Fund’s total return for this period include WH Group (Management Change), a Chinese meat processor, and Crédito Real (Asset Productivity), a Mexican consumer finance company. The former’s very modest share price decline reflected struggling profitability at its U.S. subsidiary, Smithfield Foods, stemming from the impact of the pandemic on the production chain. The latter’s more meaningful share price decline was a function of Mexico’s mismanaged handling of the pandemic and a significant credit loss at one of its subsidiaries.

Annual Report – April 30, 2021	11

Seafarer Overseas Value Fund	Performance Review

April 30, 2021

Thank you for entrusting us with your capital. We are honored to serve as your investment adviser in the emerging markets.

Paul Espinosa

Portfolio Manager, Seafarer Overseas Value Fund

Seafarer Capital Partners, LLC

The MSCI Emerging Markets Total Return Index, Standard (Large+Mid Cap) Core, Gross (dividends reinvested), USD is a free float-adjusted market capitalization index designed to measure equity market performance of emerging markets. Index code: GDUEEGF.

The Morningstar Emerging Markets Net Return USD Index measures the performance of emerging markets targeting the top 97% of stocks by market capitalization. The index does not incorporate Morningstar’s environmental, social, or governance (ESG) criteria. Index code: MEMMN.

The S&P 500 Total Return Index is a stock market index based on the market capitalizations of 500 large companies with common stock listed on the NYSE or NASDAQ.

It is not possible to invest directly in an index.

The Fund is subject to investment risks, including possible loss of the principal amount invested and therefore is not suitable for all investors. The Fund may not achieve its objectives. Diversification does not ensure a profit or guarantee against loss.

Information on the Seafarer website and references to Seafarer publications are provided for textual reference only, and are not incorporated by reference into this report.

The views and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect Seafarer’s current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the portfolios or any securities or any sectors mentioned herein. The subject matter contained herein has been derived from several sources believed to be reliable and accurate at the time of compilation. Seafarer does not accept any liability for losses either direct or consequential caused by the use of this information.

As of April 30, 2021, the Fund did not own shares in Amvig Holdings, Ltd., the Coca-Cola Co., or Smithfield Foods, Inc.

[1]	References to the “Fund” pertain to the Fund’s Institutional share class (ticker: SIVLX). The Investor share class (ticker: SFVLX) returned 40.96% during the fiscal year.

[2]	The Fund’s Investor share class began the fiscal year with a net asset value of $9.46 per share; it paid an annual distribution of $0.160 per share in December 2020; and it finished the fiscal year with a value of $13.16 per share.

[3]	The Fund’s Investor share class generated an annualized rate of return of 8.36% from the Fund’s inception through the end of the fiscal year.

[4]	Additional information on Seafarer’s seven sources of value is available in the white paper On Value in the Emerging Markets (www.seafarerfunds.com/value-in-em).

[5]	A company’s free float (or float) refers to the portion of outstanding shares held by public investors, as opposed to those that are restricted shares held by company insiders.

[6]	An initial public offering (IPO) is the process of offering shares of a private company to the public in a new stock issuance.

[7]	Book value is the value of an asset as represented in the accounts of a balance sheet.

12	(855) 732-9220 seafarerfunds.com

Seafarer Overseas Value Fund	Performance Review

April 30, 2021

Total Returns

As of April 30, 2021	1 Year	3 Year	Since Inception Annualized[1]	Net Expense Ratio[2]
Investor Class (SFVLX)	40.96%	5.87%	8.36%	1.15%
Institutional Class (SIVLX)	40.98%	5.96%	8.46%	1.05%
MSCI Emerging Markets Total Return USD Index[3]	49.21%	7.91%	14.02%
Morningstar Emerging Markets Net Return USD Index[4]	51.45%	8.12%	13.70%

Gross expense ratio: 1.59% for Investor Class; 1.44% for Institutional Class.2

Fund performance is presented in U.S. dollar terms, with U.S. jurisdiction distributions reinvested on a gross (pre-tax) basis. For the MSCI index, performance is calculated to reflect the reinvestment of dividends, capital gains, and other corporate actions gross of foreign jurisdiction withholding taxes (i.e., such taxes are ignored). For the Morningstar index, performance is calculated to reflect the reinvestment of dividends, capital gains, and other corporate actions net of foreign jurisdiction withholding taxes. The performance data quoted represents past performance and does not guarantee future results. Future returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Prior to August 31, 2016, shares of the Fund redeemed or exchanged within 90 days of purchase were subject to a 2% redemption fee. Performance does not reflect this fee, which if deducted would reduce an individual's return. To obtain the Fund’s most recent month-end performance, visit seafarerfunds.com or call (855) 732-9220.

[1]	Inception Date: May 31, 2016.

[2]	Ratios as of Prospectus dated August 31, 2020. Seafarer Capital Partners, LLC has agreed contractually to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursements (inclusive of acquired fund fees and expenses, and exclusive of brokerage expenses, interest expenses, taxes and extraordinary expenses) to 1.15% and 1.05% of the Fund’s average daily net assets for the Investor and Institutional share classes, respectively. This agreement is in effect through August 31, 2021.

[3]	The MSCI Emerging Markets Total Return Index, Standard (Large+Mid Cap) Core, Gross (dividends reinvested), USD is a free float-adjusted market capitalization index designed to measure equity market performance of emerging markets. Index code: GDUEEGF. The index is not actively managed and does not reflect any deductions for fees, expense or taxes. An investor may not invest directly in an index.

[4]	The Morningstar Emerging Markets Net Return USD Index measures the performance of emerging markets targeting the top 97% of stocks by market capitalization. The index does not incorporate Morningstar’s environmental, social, or governance (ESG) criteria. Index code: MEMMN. The index is not actively managed and does not reflect any deductions for fees, expense or taxes. An investor may not invest directly in an index.

Annual Report – April 30, 2021	13

Seafarer Overseas Value Fund	Performance Review

April 30, 2021

Performance of a $10,000 Investment Since Inception

*	Inception Date: May 31, 2016.

The chart shown above represents historical performance of a hypothetical investment of $10,000 in the Fund’s Investor Class shares for the period from inception to April 30, 2021. All returns reflect reinvested dividends and/or distributions, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

The Fund also offers Institutional Class shares, performance of which is not reflected in the chart above. The performance of Institutional Class shares may be higher or lower than the performance of the Investor Class shares shown above based upon differences in fees paid by shareholders investing in the Investor Class shares and Institutional Class shares.

Investment Objective

The Seafarer Overseas Value Fund seeks to provide long-term capital appreciation.

Strategy

The Fund invests primarily in the securities of companies located in developing countries. The Fund invests in several asset classes including common stocks, preferred stocks, and fixed-income securities.

The Fund’s portfolio is comprised of securities identified through a bottom-up security selection process based on fundamental research. The Fund seeks to produce a minimum long-term rate of return by investing in securities priced at a discount to their intrinsic value.

14	(855) 732-9220 seafarerfunds.com

Seafarer Overseas Value Fund	Performance Review

April 30, 2021

Portfolio Composition by Region	% Net Assets
East & South Asia	63.6%
Emerging Europe	9.5%
Latin America	7.7%
Middle East & Africa	10.0%
Other	4.1%
Cash & Other Assets, Less Liabilities	5.1%
Total	100.0%

Portfolio Composition by Sector	% Net Assets
Communication Services	5.5%
Consumer Discretionary	12.3%
Consumer Staples	15.8%
Energy	7.7%
Financials	17.8%
Industrials	20.0%
Information Technology	3.5%
Materials	9.6%
Utilities	2.7%
Cash & Other Assets, Less Liabilities	5.1%
Total	100.0%

Top 10 Holdings	% Net Assets
National Central Cooling Co. PJSC	5.4%
First Pacific Co., Ltd.	5.1%
Wilmar International, Ltd.	4.7%
Moneta Money Bank AS	4.6%
Pacific Basin Shipping, Ltd.	4.6%
Qatar Gas Transport Co., Ltd.	4.6%
Mondi PLC	4.1%
China Foods, Ltd.	4.0%
Georgia Capital PLC	3.9%
Shangri-La Asia, Ltd.	3.8%
Total	44.8%

Total Number of Holdings	29

Holdings are subject to change, and may not reflect the current or future position of the portfolio.

Source: ALPS Fund Services, Inc.

Annual Report – April 30, 2021	15

Seafarer Funds	Disclosure of Fund Expenses

April 30, 2021 (Unaudited)

DISCLOSURE OF FUND EXPENSES

As a shareholder of a Fund you will incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on November 1, 2020 and held until April 30, 2021.

Actual Expenses. For each Fund and share class, the first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. For each Fund and share class, the second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note the expenses shown in the following table are meant to highlight your ongoing costs only and do not reflect transaction costs. Therefore, for each Fund and share class, the second line of the following table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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Seafarer Funds	Disclosure of Fund Expenses

April 30, 2021 (Unaudited)

	Beginning Account Value 11/01/20	Ending Account Value 04/30/21	Expense Ratio(a)	Expenses Paid During Period 11/01/20 - 04/30/21(b)
SEAFARER OVERSEAS GROWTH AND INCOME FUND
Investor Class
Actual	$1,000.00	$1,266.30	1.01%	$5.68
Hypothetical (5% return before expenses)	$1,000.00	$1,019.79	1.01%	$5.06
Institutional Class
Actual	$1,000.00	$1,266.20	0.90%	$5.06
Hypothetical (5% return before expenses)	$1,000.00	$1,020.33	0.90%	$4.51
SEAFARER OVERSEAS VALUE FUND
Investor Class
Actual	$1,000.00	$1,284.70	1.15%	$6.51
Hypothetical (5% return before expenses)	$1,000.00	$1,019.09	1.15%	$5.76
Institutional Class
Actual	$1,000.00	$1,285.10	1.05%	$5.95
Hypothetical (5% return before expenses)	$1,000.00	$1,019.59	1.05%	$5.26

(a)	Annualized, based on the Fund’s most recent fiscal half year expenses.
(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181)/365 (to reflect the half-year period).

Annual Report – April 30, 2021	17

Seafarer Overseas Growth and Income Fund	Portfolio of Investments

April 30, 2021

	Currency	Shares	Value
COMMON STOCKS (91.2%)
Brazil (6.0%)
Ambev SA, ADR	USD	18,100,000	$50,318,000
Itau Unibanco Holding SA, ADR	USD	10,600,000	53,000,000
Odontoprev SA	BRL	8,872,300	20,955,552

Total Brazil			124,273,552

China / Hong Kong (24.1%)
China Foods, Ltd.	HKD	90,314,000	37,601,749
China Literature, Ltd.(a)	HKD	8,500,000	88,524,601
First Pacific Co., Ltd.	HKD	92,000,000	31,533,660
Greatview Aseptic Packaging Co., Ltd.	HKD	35,000,000	17,292,791
Jardine Matheson Holdings, Ltd.	USD	657,700	44,164,015
Jiangsu Hengrui Medicine Co., Ltd., Class A	CNY	2,499,975	32,383,183
Pacific Basin Shipping, Ltd.	HKD	120,000,000	42,049,165
Pico Far East Holdings, Ltd.	HKD	53,296,000	9,392,515
Ping An Insurance Group Co. of China, Ltd.	HKD	6,625,000	72,227,564
Shangri-La Asia, Ltd.(a)	HKD	38,000,000	36,174,982
Shenzhou International Group Holdings, Ltd.	HKD	1,150,000	25,298,845
WH Group, Ltd.	HKD	42,200,000	36,768,938
Xinhua Winshare Publishing and Media Co., Ltd., Class H	HKD	30,002,000	21,297,335

Total China / Hong Kong			494,709,343

Czech Republic (3.4%)
Avast PLC	GBP	5,375,000	35,460,436
Moneta Money Bank AS(a)	CZK	9,062,815	33,657,581

Total Czech Republic			69,118,017

Hungary (3.8%)
Richter Gedeon Nyrt	HUF	2,721,756	77,843,816

Total Hungary			77,843,816

India (1.2%)
Infosys, Ltd., Sponsored ADR	USD	1,400,000	25,312,000

Total India			25,312,000

18	(855) 732-9220 seafarerfunds.com

Seafarer Overseas Growth and Income Fund	Portfolio of Investments

April 30, 2021

	Currency	Shares	Value
Japan (3.6%)
Rohm Co., Ltd.	JPY	750,000	$74,034,525

Total Japan			74,034,525

Mexico (1.4%)
Bolsa Mexicana de Valores SAB de CV	MXN	11,000,000	24,474,009
Credito Real SAB de CV SOFOM ER(a)	MXN	9,920,072	4,505,339

Total Mexico			28,979,348

Qatar (1.6%)
Qatar Gas Transport Co., Ltd.	QAR	37,613,950	32,552,245

Total Qatar			32,552,245

Singapore (6.2%)
Venture Corp., Ltd.	SGD	5,150,000	77,706,254
Wilmar International, Ltd.	SGD	12,800,000	50,094,405

Total Singapore			127,800,659

South Africa (3.9%)
Sanlam, Ltd.	ZAR	20,500,000	79,145,353

Total South Africa			79,145,353

South Korea (23.9%)
Coway Co., Ltd.	KRW	1,050,000	62,919,704
Hyundai Mobis Co., Ltd.	KRW	405,000	98,021,307
Innocean Worldwide, Inc.	KRW	540,000	29,075,487
Koh Young Technology, Inc.	KRW	715,000	17,811,968
NAVER Corp.	KRW	75,000	24,151,654
Orion Corp.	KRW	525,000	55,147,187
Samsung Biologics Co., Ltd.(a)	KRW	77,259	55,526,850
Samsung C&T Corp.	KRW	539,500	65,654,204
Samsung SDI Co., Ltd.	KRW	126,000	73,543,742
Sindoh Co., Ltd.(a)	KRW	362,500	10,423,233

Total South Korea			492,275,336

Taiwan (4.6%)
Accton Technology Corp.	TWD	5,750,000	65,107,757

Annual Report – April 30, 2021	19

Seafarer Overseas Growth and Income Fund	Portfolio of Investments

April 30, 2021

	Currency	Shares	Value
Taiwan (continued)
Bizlink Holding, Inc.	TWD	3,250,000	$30,077,367

Total Taiwan			95,185,124

Thailand (1.4%)
Bangkok Dusit Medical Services PCL, Class F	THB	40,000,000	27,860,058

Total Thailand			27,860,058

United Arab Emirates (1.8%)
National Central Cooling Co. PJSC	AED	47,022,222	36,996,644

Total United Arab Emirates			36,996,644

United Kingdom (2.5%)
Mondi PLC	GBP	1,900,000	51,572,871

Total United Kingdom			51,572,871

Vietnam (1.8%)
PetroVietnam Gas JSC	VND	10,250,000	36,922,091

Total Vietnam			36,922,091

TOTAL COMMON STOCKS
(Cost $1,635,950,891)			1,874,580,982

PREFERRED STOCKS (4.7%)
South Korea (4.7%)
Samsung C&T Corp.	KRW	61,245	7,346,958
Samsung Electronics Co., Ltd.	KRW	1,375,000	90,274,811

Total South Korea			97,621,769

TOTAL PREFERRED STOCKS
(Cost $47,947,181)			97,621,769

TOTAL INVESTMENTS
(Cost $1,683,898,072) (95.9%)			$1,972,202,751

Cash and Other Assets, Less Liabilities (4.1%)			84,111,898
NET ASSETS (100.0%)			$2,056,314,649

20	(855) 732-9220 seafarerfunds.com

Seafarer Overseas Growth and Income Fund	Portfolio of Investments

April 30, 2021

Principal Amount is stated in local currency unless otherwise noted.

(a)	Non-income producing security.

Currency Abbreviations
AED	-	United Arab Emirates Dirham
BRL	-	Brazil Real
CNY	-	China Yuan
CZK	-	Czech Republic Koruna
HKD	-	Hong Kong Dollar
HUF	-	Hungary Forint
GBP	-	United Kingdom Pound
JPY	-	Japan Yen
KRW	-	South Korea Won
MXN	-	Mexico Peso
QAR	-	Qatar Riyal
SGD	-	Singapore Dollar
THB	-	Thailand Baht
TWD	-	Taiwan New Dollar
USD	-	United States Dollar
VND	-	Vietnam Dong
ZAR	-	South Africa Rand

For Fund compliance purposes, the Fund’s geographical classifications refer to any one or more of the sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease. Geographical regions are shown as a percentage of net assets.

Annual Report – April 30, 2021	21

Seafarer Overseas Growth and Income Fund	Portfolio of Investments

April 30, 2021

Industry Composition
Insurance	7.4%
Electronic Equipment, Instruments & Components	7.1%
Food Products	6.9%
Media	6.2%
Industrial Conglomerates	5.7%
Pharmaceuticals	5.4%
Technology Hardware, Storage & Peripherals	4.9%
Auto Components	4.8%
Semiconductors & Semiconductor Equipment	4.5%
Beverages	4.3%
Banks	4.2%
Communications Equipment	3.2%
Household Durables	3.1%
Life Sciences Tools & Services	2.7%
Paper & Forest Products	2.5%
Health Care Providers & Services	2.4%
Marine	2.0%
Building Products	1.8%
Gas Utilities	1.8%
Hotels, Restaurants & Leisure	1.8%
Software	1.7%
Oil, Gas & Consumable Fuels	1.6%
Diversified Financial Services	1.5%
Electrical Equipment	1.5%
Textiles, Apparel & Luxury Goods	1.2%
IT Services	1.2%
Capital Markets	1.2%
Interactive Media & Services	1.2%
Distributors	1.0%
Other Industries (each less than 1%)	1.1%
Cash and Other Assets, Less Liabilities	4.1%
Total	100%

See accompanying Notes to Financial Statements.

22	(855) 732-9220 seafarerfunds.com

Seafarer Overseas Value Fund	Portfolio of Investments

April 30, 2021

	Currency	Shares	Value
COMMON STOCKS (94.5%)
Brazil (6.9%)
Ambev SA, ADR	USD	428,000	$1,189,840
Itau Unibanco Holding SA, ADR	USD	246,000	1,230,000

Total Brazil			2,419,840

China / Hong Kong (37.4%)
China Foods, Ltd.	HKD	3,391,000	1,411,825
China Yangtze Power Co., Ltd., Class A	CNY	301,990	930,841
First Pacific Co., Ltd.	HKD	5,190,000	1,778,909
Giordano International, Ltd.	HKD	5,200,000	1,042,546
Greatview Aseptic Packaging Co., Ltd.	HKD	2,000,000	988,160
Jardine Matheson Holdings, Ltd.	USD	12,100	812,505
Melco International Development, Ltd.	HKD	549,000	1,088,897
Pacific Basin Shipping, Ltd.	HKD	4,600,000	1,611,885
Pico Far East Holdings, Ltd.	HKD	4,538,000	799,745
Shangri-La Asia, Ltd.(a)	HKD	1,420,000	1,351,801
WH Group, Ltd.	HKD	1,508,000	1,313,923

Total China / Hong Kong			13,131,037

Czech Republic (4.6%)
Moneta Money Bank AS(a)	CZK	433,257	1,609,035

Total Czech Republic			1,609,035

Georgia (3.9%)
Georgia Capital PLC(a)	GBP	174,174	1,354,251

Total Georgia			1,354,251

Mexico (0.8%)
Credito Real SAB de CV SOFOM ER(a)	MXN	590,385	268,132

Total Mexico			268,132

Qatar (4.6%)
Qatar Gas Transport Co., Ltd.	QAR	1,860,000	1,609,700

Total Qatar			1,609,700

Annual Report – April 30, 2021	23

Seafarer Overseas Value Fund	Portfolio of Investments

April 30, 2021

	Currency	Shares	Value
Russia (1.0%)
Global Ports Investments PLC, GDR(a)	USD	100,000	$362,649

Total Russia			362,649

Singapore (10.6%)
Genting Singapore, Ltd.	SGD	1,300,000	843,115
HRnetgroup, Ltd.	SGD	2,500,000	1,220,564
Wilmar International, Ltd.	SGD	422,000	1,651,550

Total Singapore			3,715,229

South Korea (9.4%)
Innocean Worldwide, Inc.	KRW	21,000	1,130,713
Samsung C&T Corp.	KRW	7,910	962,604
Samsung SDI Co., Ltd.	KRW	2,100	1,225,729

Total South Korea			3,319,046

United Arab Emirates (5.4%)
National Central Cooling Co. PJSC	AED	2,420,622	1,904,523

Total United Arab Emirates			1,904,523

United Kingdom (4.1%)
Mondi PLC	GBP	53,600	1,454,898

Total United Kingdom			1,454,898

Vietnam (5.8%)
Petrovietnam Fertilizer & Chemicals JSC	VND	1,158,000	954,965
PetroVietnam Technical Services Corp.	VND	1,263,780	1,091,697

Total Vietnam			2,046,662

TOTAL COMMON STOCKS
(Cost $30,263,271)			33,195,002

24	(855) 732-9220 seafarerfunds.com

Seafarer Overseas Value Fund	Portfolio of Investments

April 30, 2021

	Currency	Shares	Value
PREFERRED STOCKS (0.4%)
South Korea (0.4%)
Samsung C&T Corp.	KRW	1,296	$155,468

Total South Korea			155,468

TOTAL PREFERRED STOCKS
(Cost $140,136)			155,468

TOTAL INVESTMENTS
(Cost $30,403,407) (94.9%)			$33,350,470

Cash and Other Assets, Less Liabilities (5.1%)			1,795,265
NET ASSETS (100.0%)			$35,145,735

Principal Amount is stated in local currency unless otherwise noted.

(a)	Non-income producing security.

Currency Abbreviations
AED	-	United Arab Emirates Dirham
CNY	-	China Yuan
CZK	-	Czech Republic Koruna
GBP	-	United Kingdom Pound
HKD	-	Hong Kong Dollar
KRW	-	South Korea Won
MXN	-	Mexico Peso
QAR	-	Qatar Riyal
SGD	-	Singapore Dollar
USD	-	United States Dollar
VND	-	Vietnam Dong

For Fund compliance purposes, the Fund's geographical classifications refer to any one or more of the sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease. Geographical regions are shown as a percentage of net assets.

Annual Report – April 30, 2021	25

Seafarer Overseas Value Fund	Portfolio of Investments

April 30, 2021

Industry Composition
Hotels, Restaurants & Leisure	9.3%
Food Products	8.4%
Banks	8.1%
Beverages	7.4%
Media	5.5%
Industrial Conglomerates	5.5%
Building Products	5.4%
Diversified Financial Services	5.1%
Marine	4.6%
Oil, Gas & Consumable Fuels	4.6%
Paper & Forest Products	4.1%
Capital Markets	3.9%
Electronic Equipment, Instruments & Components	3.5%
Professional Services	3.5%
Energy Equipment & Services	3.1%
Specialty Retail	3.0%
Containers & Packaging	2.8%
Chemicals	2.7%
Independent Power and Renewable Electricity Producers	2.6%
Transportation Infrastructure	1.0%
Other Industries (each less than 1%)	0.8%
Cash and Other Assets, Less Liabilities	5.1%
Total	100%

See accompanying Notes to Financial Statements.

26	(855) 732-9220 seafarerfunds.com

Seafarer Funds	Statements of Assets and Liabilities

April 30, 2021

	Seafarer Overseas Growth and Income Fund	Seafarer Overseas Value Fund
ASSETS:
Investments, at value	$1,972,202,751	$33,350,470
Cash	81,279,964	1,688,401
Foreign currency, at value (Cost $1,251,293 and $37,069)	1,255,097	37,069
Receivable for investments sold	2,226,415	–
Receivable for shares sold	1,004,888	–
Interest and dividends receivable	5,714,492	157,590
Prepaid expenses and other assets	21,011	130
Total Assets	2,063,704,618	35,233,660
LIABILITIES:
Payable for investments purchased	4,141,983	–
Administrative fees payable	129,899	14,425
Shareholder service plan fees payable	234,436	2,741
Payable for shares redeemed	1,147,175	–
Investment advisory fees payable	1,238,742	12,484
Payable for chief compliance officer fees	6,330	6,330
Trustee fees and expenses payable	51,531	936
Payable for principal financial officer fees	1,923	1,923
Audit and tax fees payable	40,174	24,034
Accrued expenses and other liabilities	397,776	25,052
Total Liabilities	7,389,969	87,925
NET ASSETS	$2,056,314,649	$35,145,735
NET ASSETS CONSIST OF:
Paid-in capital (Note 5)	$1,652,653,554	$32,512,309
Total distributable earnings	403,661,095	2,633,426
NET ASSETS	$2,056,314,649	$35,145,735
INVESTMENTS, AT COST	$1,683,898,072	$30,403,407
PRICING OF SHARES
Investor Class:
Net Asset Value, offering and redemption price per share	$15.31	$13.16
Net Assets	$228,690,175	$431,279
Shares of beneficial interest outstanding	14,936,642	32,781
Institutional Class:
Net Asset Value, offering and redemption price per share	$15.39	$13.18
Net Assets	$1,827,624,474	$34,714,456
Shares of beneficial interest outstanding	118,761,991	2,633,200

See accompanying Notes to Financial Statements.

Annual Report – April 30, 2021	27

Seafarer Funds	Statements of Operations

Year Ended April 30, 2021

	Seafarer Overseas Growth and Income Fund	Seafarer Overseas Value Fund
INVESTMENT INCOME:
Dividends	$41,435,155	$981,527
Foreign taxes withheld	(3,108,211)	(16,355)
Interest and other income	4,681	–
Total investment income	38,331,625	965,172
EXPENSES:
Investment advisory fees (Note 6)	11,945,890	222,106
Administrative and transfer agency fees	561,568	59,335
Trustee fees and expenses	93,658	1,699
Registration/filing fees	37,050	34,780
Shareholder service plan fees
Investor Class	280,342	–
Institutional Class	637,982	11,733
Recoupment of previously waived fees
Investor Class	–	72
Institutional Class	–	–
Legal fees	31,109	610
Audit and tax fees	42,288	26,606
Reports to shareholders and printing fees	71,110	1,009
Custody fees	1,087,103	42,033
Chief compliance officer fees	25,219	25,219
Principal financial officer fees	7,660	7,660
Insurance expense	22,031	479
Miscellaneous	57,157	16,390
Total expenses	14,900,167	449,731
Less fees waived/reimbursed by investment adviser (Note 6)
Investor Class	–	(1,259)
Institutional Class	–	(134,851)
Total net expenses	14,900,167	313,621
NET INVESTMENT INCOME:	23,431,458	651,551
Net realized gain on investments	239,726,545	529,645
Net realized loss on foreign currency transactions	(602,064)	(9,703)
Net realized gain	239,124,481	519,942
Net change in unrealized appreciation on investments	375,333,331	8,929,485
Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currency transactions	(9,095)	1,011
Net unrealized appreciation	375,324,236	8,930,496

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY TRANSLATIONS	614,448,717	9,450,438
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$637,880,175	$10,101,989

See accompanying Notes to Financial Statements.

28	(855) 732-9220 seafarerfunds.com

Seafarer Overseas Growth and Income Fund	Statements of Changes in Net Assets

	Year Ended April 30, 2021	Year Ended April 30, 2020
OPERATIONS:
Net investment income	$23,431,458	$28,276,405
Net realized gain/(loss)	239,124,481	(32,639,922)
Net change in unrealized appreciation/(depreciation)	375,324,236	(125,061,552)
Net increase/(decrease) in net assets resulting from operations	637,880,175	(129,425,069)
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 3):
Total amount of distribution
Investor Class	(4,680,063)	(5,408,005)
Institutional Class	(34,813,314)	(35,937,028)
Net decrease in net assets from distributions	(39,493,377)	(41,345,033)
BENEFICIAL INTEREST TRANSACTIONS (NOTE 5):
Shares sold
Investor Class	38,474,164	22,164,876
Institutional Class	464,212,754	325,774,608
Dividends reinvested
Investor Class	4,604,440	5,308,481
Institutional Class	25,200,873	26,911,893
Shares redeemed
Investor Class	(40,379,453)	(83,481,230)
Institutional Class	(289,743,396)	(407,913,072)
Net increase/(decrease) in net assets derived from beneficial interest transactions	202,369,382	(111,234,444)
Net increase/(decrease) in net assets	800,756,180	(282,004,546)
NET ASSETS:
Beginning of period	1,255,558,469	1,537,563,015
End of period	$2,056,314,649	$1,255,558,469
Other Information:
SHARE TRANSACTIONS:
Investor Class
Sold	2,871,389	2,037,998
Distributions reinvested	345,067	459,978
Redeemed	(3,215,757)	(7,725,123)
Net increase/(decrease) in shares outstanding	699	(5,227,147)
Institutional Class
Sold	33,422,168	29,550,598
Distributions reinvested	1,872,812	2,321,132
Redeemed	(22,867,042)	(37,912,324)
Net increase/(decrease) in shares outstanding	12,427,938	(6,040,594)

See accompanying Notes to Financial Statements.

Annual Report – April 30, 2021	29

Seafarer Overseas Value Fund	Statements of Changes in Net Assets

	Year Ended April 30, 2021	Year Ended April 30, 2020
OPERATIONS:
Net investment income	$651,551	$926,206
Net realized gain/(loss)	519,942	(498,896)
Net change in unrealized appreciation/(depreciation)	8,930,496	(6,055,128)
Net increase/(decrease) in net assets resulting from operations	10,101,989	(5,627,818)
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 3):
Total amount of distribution
Investor Class	(5,163)	(10,203)
Institutional Class	(422,933)	(1,187,165)
Net decrease in net assets from distributions	(428,096)	(1,197,368)
BENEFICIAL INTEREST TRANSACTIONS (NOTE 5):
Shares sold
Investor Class	79,650	76,836
Institutional Class	5,691,263	18,676,589
Dividends reinvested
Investor Class	4,809	9,407
Institutional Class	417,800	1,179,600
Shares redeemed
Investor Class	(49,983)	(77,747)
Institutional Class	(10,506,690)	(12,380,590)
Net increase/(decrease) in net assets derived from beneficial interest transactions	(4,363,151)	7,484,095
Net increase in net assets	5,310,742	658,909
NET ASSETS:
Beginning of period	29,834,993	29,176,084
End of period	$35,145,735	$29,834,993
Other Information:
SHARE TRANSACTIONS:
Investor Class
Sold	7,441	7,196
Distributions reinvested	401	805
Redeemed	(4,480)	(7,208)
Net increase in shares outstanding	3,362	793
Institutional Class
Sold	481,808	1,670,988
Distributions reinvested	34,759	100,907
Redeemed	(1,002,045)	(1,177,965)
Net increase/(decrease) in shares outstanding	(485,478)	593,930

See accompanying Notes to Financial Statements.

30	(855) 732-9220 seafarerfunds.com

Page Intentionally Left Blank

Seafarer Overseas Growth and Income Fund

Investor Class
NET ASSET VALUE, BEGINNING OF PERIOD
INCOME FROM OPERATIONS:
Net investment income(a)
Net realized and unrealized gain/(loss) on investments
Total from investment operations

LESS DISTRIBUTIONS:
From net investment income
From net realized gains on investments
Total distributions
REDEMPTION FEES ADDED TO PAID IN CAPITAL
NET INCREASE/(DECREASE) IN NET ASSET VALUE
NET ASSET VALUE, END OF PERIOD

TOTAL RETURN(d)
SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)
RATIOS TO AVERAGE NET ASSETS:
Operating expenses excluding reimbursement/waiver
Operating expenses including reimbursement/waiver
Net investment income including reimbursement/waiver
PORTFOLIO TURNOVER RATE

(a)	Calculated using the average shares method.

(b)	Less than $0.005 per share.

(c)	In preparing the financial statements in accordance with U.S. GAAP, management made certain adjustments as required by U.S. GAAP which caused the net asset value for purposes of these financial statements to differ from the net asset value used to process shareholder transactions as of the date of these financial statements. As a result, the net asset value increased from $12.50 to $12.51.

(d)	Total returns are for the periods indicated and have not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)	Includes adjustments in accordance with U.S. GAAP and as such, the total return for shareholder transactions reported to the market may differ from the total return for financial reporting purposes. As a result, the total return decreased from 8.12% to 8.03%.

(f)	Includes adjustments in accordance with U.S. GAAP and as such, the total return for shareholder transactions reported to the market may differ from the total return for financial reporting purposes. As a result, the total return increased from 11.13% to 11.22%.

32	(855) 732-9220 seafarerfunds.com

Financial Highlights

For a share outstanding through the years presented

Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2019	Year Ended April 30, 2018		Year Ended April 30, 2017
$10.31	$11.56	$13.11	$12.51		$11.44

0.18	0.21	0.36	0.28		0.22
5.14	(1.15)	(1.02)	0.72		1.04
5.32	(0.94)	(0.66)	1.00		1.26

(0.17)	(0.31)	(0.01)	(0.37)		(0.19)
(0.15)	–	(0.88)	(0.03)		–
(0.32)	(0.31)	(0.89)	(0.40)		(0.19)
–	–	–	–		0.00	(b)
5.00	(1.25)	(1.55)	0.60		1.07
$15.31	$10.31	$11.56	$13.11		$12.51	(c)
52.15%	(8.44%)	(4.36%)	8.03	%(e)	11.22	%(f)

$228,690	$154,017	$233,072	$894,241		$877,384

1.02%	1.02%	0.99%	0.97%		1.02%
1.02%	1.02%	0.99%	0.97%		1.02%
1.35%	1.88%	3.02%	2.12%		1.88%
47%	29%	52%	23%		14%

See accompanying Notes to Financial Statements.

Annual Report – April 30, 2021	33

Seafarer Overseas Growth and Income Fund

Institutional Class
NET ASSET VALUE, BEGINNING OF PERIOD
INCOME FROM OPERATIONS:
Net investment income(a)
Net realized and unrealized gain/(loss) on investments
Total from investment operations

LESS DISTRIBUTIONS:
From net investment income
From net realized gains on investments
Total distributions
REDEMPTION FEES ADDED TO PAID IN CAPITAL
NET INCREASE/(DECREASE) IN NET ASSET VALUE
NET ASSET VALUE, END OF PERIOD

TOTAL RETURN(c)
SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)
RATIOS TO AVERAGE NET ASSETS:
Operating expenses excluding reimbursement/waiver
Operating expenses including reimbursement/waiver
Net investment income including reimbursement/waiver
PORTFOLIO TURNOVER RATE

(a)	Calculated using the average shares method.

(b)	Less than $0.005 per share.

(c)	Total returns are for the periods indicated and have not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

34	(855) 732-9220 seafarerfunds.com

Financial Highlights

For a share outstanding through the years presented

Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017
$10.36	$11.61	$13.14	$12.54	$11.46

0.20	0.22	0.29	0.28	0.21
5.16	(1.16)	(0.93)	0.73	1.07
5.36	(0.94)	(0.64)	1.01	1.28

(0.18)	(0.31)	(0.01)	(0.38)	(0.20)
(0.15)	–	(0.88)	(0.03)	–
(0.33)	(0.31)	(0.89)	(0.41)	(0.20)
0.00 (b)	–	–	–	0.00 (b)
5.03	(1.25)	(1.53)	0.60	1.08
$15.39	$10.36	$11.61	$13.14	$12.54
52.28%	(8.34%)	(4.17%)	8.08%	11.37%

$1,827,624	$1,101,542	$1,304,491	$2,134,051	$1,500,310

0.92%	0.92%	0.90%	0.87%	0.92%
0.92%	0.92%	0.90%	0.87%	0.92%
1.47%	1.91%	2.45%	2.09%	1.82%
47%	29%	52%	23%	14%

See accompanying Notes to Financial Statements.

Annual Report – April 30, 2021	35

Seafarer Overseas Value Fund

Investor Class
NET ASSET VALUE, BEGINNING OF PERIOD
INCOME FROM OPERATIONS:
Net investment income(a)
Net realized and unrealized gain/(loss) on investments
Total from investment operations

LESS DISTRIBUTIONS:
From net investment income
From net realized gains on investments
Total distributions
NET INCREASE/(DECREASE) IN NET ASSET VALUE
NET ASSET VALUE, END OF PERIOD

TOTAL RETURN(b)
SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)
RATIOS TO AVERAGE NET ASSETS:
Operating expenses excluding reimbursement/waiver
Operating expenses including reimbursement/waiver
Net investment income including reimbursement/waiver
PORTFOLIO TURNOVER RATE

(a)	Calculated using the average shares method.

(b)	Total returns are for the periods indicated and have not been annualized. In some periods, total returns would have been lower had certain expenses not been waived during the periods. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Annualized.

(d)	Portfolio turnover rate for a period less than one full year has not been annualized.

36	(855) 732-9220 seafarerfunds.com

Financial Highlights

For a share outstanding through the periods or years presented

Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2019	Year Ended April 30, 2018	May 31, 2016 (Inception) to April 30, 2017
$9.46	$11.41	$11.95	$11.30	$10.00

0.22	0.29	0.29	0.35	0.12
3.64	(1.88)	(0.51)	0.72	1.28
3.86	(1.59)	(0.22)	1.07	1.40

(0.16)	(0.31)	(0.29)	(0.42)	(0.10)
–	(0.05)	(0.03)	–	–
(0.16)	(0.36)	(0.32)	(0.42)	(0.10)
3.70	(1.95)	(0.54)	0.65	1.30
$13.16	$9.46	$11.41	$11.95	$11.30

40.96%	(14.54%)	(1.50%)	9.55%	14.15%

$431	$278	$327	$311	$280

1.49%	1.44%	1.45%	1.80%	3.71	%(c)
1.15%	1.15%	1.15%	1.15%	1.15	%(c)
1.99%	2.61%	2.59%	2.91%	1.24	%(c)
24%	25%	3%	3%	0	%(d)

See accompanying Notes to Financial Statements.

Annual Report – April 30, 2021	37

Seafarer Overseas Value Fund

Institutional Class
NET ASSET VALUE, BEGINNING OF PERIOD
INCOME FROM OPERATIONS:
Net investment income(a)
Net realized and unrealized gain/(loss) on investments
Total from investment operations

LESS DISTRIBUTIONS:
From net investment income
From net realized gains on investments
Total distributions
NET INCREASE/(DECREASE) IN NET ASSET VALUE
NET ASSET VALUE, END OF PERIOD

TOTAL RETURN(c)
SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)
RATIOS TO AVERAGE NET ASSETS:
Operating expenses excluding reimbursement/waiver
Operating expenses including reimbursement/waiver
Net investment income including reimbursement/waiver
PORTFOLIO TURNOVER RATE

(a)	Calculated using the average shares method.

(b)	In preparing the financial statements in accordance with U.S. GAAP, management made certain adjustments as required by U.S. GAAP which caused the net asset value for purposes of these financial statements to differ from the net asset value used to process shareholder transactions as of the date of these financial statements. As a result, the net asset value decreased from $11.29 to $11.28.

(c)	Total returns are for the periods indicated and have not been annualized. In some periods, total returns would have been lower had certain expenses not been waived during the periods. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	Includes adjustments in accordance with U.S. GAAP and as such, the total return for shareholder transactions reported to the market may differ from the total return for financial reporting purposes. As a result, the total return increased from 9.64% to 9.74%.

(e)	Includes adjustments in accordance with U.S. GAAP and as such, the total return for shareholder transactions reported to the market may differ from the total return for financial reporting purposes. As a result, the total return decreased from 14.29% to 14.18%.

(f)	Annualized.

(g)	Portfolio turnover rate for a period less than one full year has not been annualized.

38	(855) 732-9220 seafarerfunds.com

Financial Highlights

For a share outstanding through the periods or years presented

Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2019	Year Ended April 30, 2018		May 31, 2016 (Inception) to April 30, 2017
$9.48	$11.43	$11.96	$11.28		$10.00

0.25	0.30	0.30	0.35		0.13
3.62	(1.88)	(0.50)	0.74		1.28
3.87	(1.58)	(0.20)	1.09		1.41

(0.17)	(0.32)	(0.30)	(0.41)		(0.13)
–	(0.05)	(0.03)	–		–
(0.17)	(0.37)	(0.33)	(0.41)		(0.13)
3.70	(1.95)	(0.53)	0.68		1.28
$13.18	$9.48	$11.43	$11.96		$11.28	(b)

40.98%	(14.47%)	(1.34%)	9.74	%(d)	14.18	%(e)

$34,714	$29,557	$28,849	$25,291		$9,846

1.51%	1.42%	1.48%	1.76%		3.63	%(f)
1.05%	1.05%	1.05%	1.05%		1.05	%(f)
2.19%	2.63%	2.65%	2.90%		1.36	%(f)
24%	25%	3%	3%		0	%(g)

See accompanying Notes to Financial Statements.

Annual Report – April 30, 2021	39

Seafarer Funds	Notes to Financial Statements

 April 30, 2021

NOTES TO FINANCIAL STATEMENTS

1. Organization

Financial Investors Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust consists of multiple separate portfolios or series. This annual report describes the Seafarer Overseas Growth and Income Fund and the Seafarer Overseas Value Fund (individually a “Fund” and collectively, the “Funds”). The Seafarer Overseas Growth and Income Fund seeks to provide long-term capital appreciation along with some current income; it also seeks to mitigate adverse volatility in returns as a secondary objective. The Seafarer Overseas Value Fund seeks to provide long-term capital appreciation. The Funds each offer Investor Class and Institutional Class shares.

2. Significant Accounting Policies

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The Funds are considered an investment company for financial reporting purposes under U.S. GAAP and follow the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.The following is a summary of significant accounting policies consistently followed by the Funds in preparation of their financial statements.

Investment Valuation

Each Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

For equity securities and exchange traded funds, the market price is usually the closing sale or official closing price on that exchange. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day. Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies, which are priced as equity securities.

Equity securities that are primarily traded on foreign securities exchanges are valued at the closing values of such securities on their respective foreign exchanges, except when an event occurs subsequent to the close of the foreign exchange but before the close of the NYSE, such that the securities’ value would likely change. In such an event, the fair values of those securities are determined in good faith through consideration of other factors in accordance with procedures established by and under the general supervision of the Board of Trustees of the Trust (the “Board” or the “Trustees”). Each Fund uses a fair valuation model provided by an independent pricing service, which is intended to reflect fair value when a security’s value or a meaningful portion of the Fund’s portfolio is believed to have been materially affected by a valuation event that has occurred between the close of the exchange or market on which the security is traded and the close of the regular trading day on the NYSE.

The market price for debt obligations is generally the price supplied by an independent third-party pricing service approved by the Board, which may use a matrix, formula or other objective method that takes into consideration quotations from dealers, market transactions in comparable investments, market indices and yield curves. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more broker-dealers that make a market in the security. Corporate bonds and convertible bonds are valued using market models that consider trade data, quotations from dealers and active market

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Seafarer Funds	Notes to Financial Statements

April 30, 2021

makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Publicly traded foreign government debt securities and foreign corporate bonds are typically traded internationally in the over-the-counter market and are valued at the mean between the bid and asked prices as of the close of business of that market.

Forward currency exchange contracts have a market value determined by the prevailing foreign currency exchange daily rates and current foreign currency exchange forward rates. The foreign currency exchange forward rates are calculated using an automated system that estimates rates on the basis of the current day foreign currency exchange rates and forward foreign currency exchange rates supplied by a pricing service.

When such prices or quotations are not available, or when the Trust’s Valuation Committee believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

Certain foreign countries impose a tax on capital gains which is accrued by each Fund based on unrealized appreciation, if any, on affected securities. The tax is paid when the gain is realized.

Fair Value Measurements

Each Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Such inputs are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability, which are developed based on the information available and the reporting entity’s best efforts to interpret such information.

Various inputs are used in determining the value of the Funds’ investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –	Significant unobservable prices or inputs (including the Funds’ own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

Annual Report – April 30, 2021	41

Seafarer Funds	Notes to Financial Statements

April 30, 2021

The following is a summary of the inputs used to value each Fund as of April 30, 2021:

Investments in Securities at Value(a)	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Seafarer Overseas Growth and Income Fund
Common Stocks
Brazil	$124,273,552	$–	$–	$124,273,552
China / Hong Kong	–	494,709,343	–	494,709,343
Czech Republic	–	69,118,017	–	69,118,017
Hungary	–	77,843,816	–	77,843,816
India	25,312,000	–	–	25,312,000
Japan	–	74,034,525	–	74,034,525
Mexico	28,979,348	–	–	28,979,348
Qatar	–	32,552,245	–	32,552,245
Singapore	–	127,800,659	–	127,800,659
South Africa	–	79,145,353	–	79,145,353
South Korea	–	492,275,336	–	492,275,336
Taiwan	–	95,185,124	–	95,185,124
Thailand	–	27,860,058	–	27,860,058
United Arab Emirates	36,996,644	–	–	36,996,644
United Kingdom	–	51,572,871	–	51,572,871
Vietnam	–	36,922,091	–	36,922,091
Preferred Stocks	–	97,621,769	–	97,621,769
Total	$215,561,544	$1,756,641,207	$–	$1,972,202,751

Investments in Securities at Value(a)	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Seafarer Overseas Value Fund
Common Stocks
Brazil	$2,419,840	$–	$–	$2,419,840
China / Hong Kong	–	13,131,037	–	13,131,037
Czech Republic	–	1,609,035	–	1,609,035
Georgia	1,354,251	–	–	1,354,251
Mexico	268,132	–	–	268,132
Qatar	–	1,609,700	–	1,609,700
Russia	–	362,649	–	362,649
Singapore	–	3,715,229	–	3,715,229
South Korea	–	3,319,046	–	3,319,046
United Arab Emirates	1,904,523	–	–	1,904,523
United Kingdom	–	1,454,898	–	1,454,898
Vietnam	–	2,046,662	–	2,046,662
Preferred Stocks	–	155,468	–	155,468
Total	$5,946,746	$27,403,724	$–	$33,350,470

(a)	For detailed descriptions of securities by country, see the accompanying Portfolio of Investments.

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Seafarer Funds	Notes to Financial Statements

April 30, 2021

For the year ended April 30, 2021, the Funds did not have any securities that used significant unobservable inputs (Level 3) in determining fair value.

Investment Transactions and Investment Income

Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Realized gains and losses from investment transactions are reported on an identified cost basis. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned. Dividend income is recognized on the ex-dividend date or for certain foreign securities, as soon as information is available to the Funds. All of the realized and unrealized gains and losses and net investment income are allocated daily to each share class in proportion to its average daily net assets.

Cash Management Transactions

Each of the Funds subscribes to the Brown Brothers Harriman & Co. (“BBH”) Cash Management Service (“CMS”), whereby cash balances are automatically swept into overnight offshore demand deposits with either the BBH Grand Cayman branch or a branch of a pre-approved commercial bank. This fully automated program allows the Funds to earn interest on cash balances. Excess cash with deposit institutions domiciled outside of the U.S. are subject to sovereign actions in the jurisdiction of the deposit institution including, but not limited to, freeze, seizure or diminution. Cash balances in the BBH CMS are included on the Statements of Assets and Liabilities under Cash and Foreign currency, at value. As of April 30, 2021, the Funds had the following cash balances participating in the BBH CMS:

Fund
Seafarer Overseas Growth and Income Fund	$81,279,964
Seafarer Overseas Value Fund	1,688,401

As of April 30, 2021, the Funds had the following foreign cash balances participating in the BBH CMS (cost and value of foreign cash balances are equal):

Fund
Seafarer Overseas Growth and Income Fund	$–
Seafarer Overseas Value Fund	–

Foreign Securities

The Funds may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate foreign currency, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE (normally, 4:00 p.m. Eastern Time). The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Foreign Currency Spot Contracts

Each Fund may enter into foreign currency spot contracts to facilitate transactions in foreign securities or to convert foreign currency receipts into U.S. dollars. A foreign currency spot contract is an agreement between two parties to buy and sell currencies at the current market rate, for settlement generally within two business days. The U.S. dollar value of a contract is determined using current

Annual Report – April 30, 2021	43

Seafarer Funds	Notes to Financial Statements

April 30, 2021

currency exchange rates supplied by a pricing service. The contract is marked-to-market daily for settlements beyond one day and any change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Losses may arise from changes in the value of the foreign currency, or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Trust Expenses

Some expenses of the Trust can be directly attributed to the Funds. Expenses that cannot be directly attributed to the Funds are apportioned among all funds in the Trust based on the average daily net assets of each fund.

Fund and Class Expenses

Expenses that are specific to a Fund or class of shares of a Fund, including shareholder servicing fees, are charged directly to that Fund or share class. Expenses that are common to all Funds are generally allocated among the Funds in proportion to their average daily net assets.

Income Taxes

Each Fund complies with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains, if any, each year so that it will not be subject to excise tax on undistributed income and gains. The Funds are not subject to income taxes to the extent such distributions are made.

As of and during the year ended April 30, 2021, the Funds did not have a liability for any unrecognized tax benefits. The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing due date of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Distributions to Shareholders

In general, the Seafarer Overseas Growth and Income Fund’s policy is to distribute to its shareholders substantially all net investment income paid out via semi-annual dividends, in June and December. The Seafarer Overseas Value Fund’s policy is to distribute to its shareholders substantially all net investment income via one annual dividend in December. It is also each Fund’s policy to distribute annually all net realized short-term and long-term capital gains, if any, after offsetting any capital loss carryovers. Income dividend distributions are derived from dividends and other income each Fund receives from its investments, including short-term capital gains. Long-term capital gain distributions are derived from gains realized when a Fund sells a security it has owned for more than one year. Each Fund may make additional distributions at other times if the Fund believes doing so may be necessary for the Fund to share tax obligations more ratably and more equitably across shareholders over time.

Epidemic and Pandemic Risk

Certain countries have been susceptible to epidemics, most recently Covid-19, which has been designated as a pandemic by world health authorities. The outbreak of such epidemics, together with any resulting restrictions on travel or quarantines imposed, could have a negative impact on the economy and business activity globally (including in the countries in which the Funds invest), and thereby could adversely affect the performance of the Funds’ investments. Furthermore, the rapid development of epidemics could preclude prediction as to their ultimate adverse impact on economic and market conditions, and, as a result, presents material uncertainty and risk with respect to the performance of the Funds’ investments.

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Seafarer Funds	Notes to Financial Statements

April 30, 2021

3. Tax Basis Information

Reclassifications

As of April 30, 2021, permanent differences in book and tax accounting were reclassified. These differences had no effect on net assets and were primarily attributed to equalization. The reclassifications were as follows:

Fund	Paid-in Capital	Distributable Earnings
Seafarer Overseas Growth and Income Fund	$5,781,088	$(5,781,088)
Seafarer Overseas Value Fund	–	–

Tax Basis of Investments

As of April 30, 2021, the aggregate cost of investments, gross unrealized appreciation/(depreciation), and net unrealized appreciation for federal income tax purposes were as follows:

Fund	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Appreciation/ (Depreciation) on Foreign Currencies	Net Unrealized Appreciation/ (Depreciation)
Seafarer Overseas Growth and Income Fund
	$1,715,277,010	$361,972,952	$(105,047,211)	$31,373	$256,957,114
Seafarer Overseas Value Fund
	30,478,804	6,854,664	(3,982,998)	(165)	2,871,501

Components of Distributable Earnings

As of April 30, 2021, components of distributable earnings were as follows:

Seafarer Overseas Growth and Income Fund
Accumulated net investment income	$24,202,982
Accumulated net realized gain	122,500,999
Net unrealized appreciation on investments	256,957,114
Total distributable earnings	$403,661,095

Seafarer Overseas Value Fund
Accumulated net investment income	$277,778
Accumulated net realized loss	(515,853)
Net unrealized appreciation on investments	2,871,501
Total distributable earnings	$2,633,426

Capital Losses

The Seafarer Overseas Growth and Income Fund used capital loss carryovers during the period ending April 30, 2021 in the amount of $49,218,719.

Annual Report – April 30, 2021	45

Seafarer Funds	Notes to Financial Statements

April 30, 2021

Under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next tax year without expiration. As of the current fiscal year end, the following amounts are available as carry forwards to the next tax year:

Fund	Short-Term	Long-Term
Seafarer Overseas Growth and Income Fund	$–	$–
Seafarer Overseas Value Fund	260,334	255,519

Tax Basis of Distributions to Shareholders

The character of distributions made during the fiscal year from net investment income or net realized gains may differ from the ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain is recorded by a Fund.

The tax character of distributions paid by the Funds for the fiscal year ended April 30, 2021 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain
Seafarer Overseas Growth and Income Fund	$21,456,087	$18,037,291
Seafarer Overseas Value Fund	428,096	–

The tax character of distributions paid by the Funds for the fiscal year ended April 30, 2020 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain
Seafarer Overseas Growth and Income Fund	$41,345,033	$–
Seafarer Overseas Value Fund	1,063,690	133,678

4. Securities Transactions

The cost of purchases and proceeds from sales of securities excluding short-term securities during the year ended April 30, 2021 were as follows:

Fund	Purchases of Securities	Proceeds from Sales of Securities
Seafarer Overseas Growth and Income Fund	$858,164,803	$705,690,342
Seafarer Overseas Value Fund	6,456,327	10,155,575

5. Shares of Beneficial Interest

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. Holders of shares of the Funds of the Trust have one vote for each share held and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are transferable and redeemable at the option of the shareholder. Purchasers of the shares do not have any obligation to make payments to the Trust or its creditors solely by reason of the purchasers’ ownership of the shares. Shares have no pre-emptive rights.

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Seafarer Funds	Notes to Financial Statements

April 30, 2021

6. Management and Related Party Transactions

The Adviser, subject to the authority of the Board, is responsible for the overall management and administration of the Funds’ business affairs. The Adviser manages the investments of the Funds in accordance with the Funds’ investment objectives, policies, limitations and investment guidelines established jointly by the Adviser and the Trustees. Pursuant to the investment advisory agreement, the Funds, in the aggregate, pay the Adviser an annual management fee of 0.75% of the aggregate average daily net assets of the Funds up to $1.5 billion and 0.70% of the aggregate average daily net assets of the Funds over $1.5 billion. Each Fund pays the Adviser a monthly fee at the annual rate using the applicable management fee calculated based on the Fund’s pro rata share of the Funds’ combined average daily net assets.

Effective September 1, 2015, the Adviser contractually, through successive one-year agreements, agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver / Expense Reimbursements (excluding brokerage expenses, interest expenses, taxes and extraordinary expenses) to 1.15% and 1.05% of the Funds’ average daily net assets for the Investor and Institutional share classes, respectively. The current agreement (the “Expense Agreement”) is in effect through August 31, 2021. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through the Expense Agreement to the extent that the Funds’ expenses in later periods fall below the expense cap in effect at the time of waiver or reimbursement. The Funds will not be obligated to pay any such deferred fees and expenses more than three years after the date of the waiver. This agreement may not be terminated or modified prior to August 31, 2021, except with the approval of the Funds’ Board. During the year ended April 30, 2021, the Adviser agreed that it will only seek to recoup waived management fees and will not recoup any reimbursed expenses. As of April 30, 2021, the Adviser has recouped all available waived management fees from the Seafarer Overseas Growth and Income Fund.

For the year ended April 30, 2021, the fee waivers and/or reimbursements were as follows for the Seafarer Overseas Value Fund:

Fund	Fees Waived/ Reimbursed By Adviser	Recoupment of Past Waived Fees By Adviser
Seafarer Overseas Value Fund
Investor Class	$1,259	$72
Institutional Class	134,851	–

As of April 30, 2021 the balances of recoupable expenses for each class were as follows for the Funds:

Fund	Expires 2022	Expires 2023	Expires 2024	Total
Seafarer Overseas Growth and Income Fund
Investor Class	$–	$–	$–	$–
Institutional Class	–	–	–	–
Seafarer Overseas Value Fund
Investor Class	$897	$912	$1,259	$3,068
Institutional Class	115,259	129,046	134,851	379,156

Annual Report – April 30, 2021	47

Seafarer Funds	Notes to Financial Statements

April 30, 2021

Fund Administrator

ALPS Fund Services, Inc. (“ALPS” and the “Administrator”) provides administrative, fund accounting and other services to the Funds under the Administration, Bookkeeping and Pricing Services Agreement with the Trust.

The Funds’ administrative fee is accrued on a daily basis and paid monthly. The Administrator is also reimbursed by the Funds for certain out-of-pocket expenses. Administration fees paid by the Funds for the year ended April 30, 2021 are disclosed in the Statements of Operations.

Transfer Agent

ALPS serves as transfer, dividend paying and shareholder servicing agent for the Funds (“Transfer Agent”). ALPS is paid an annual base fee per Fund and a fee based on the number of shareholder accounts. The Transfer Agent is also reimbursed by the Funds for certain out-of-pocket expenses. Transfer agent fees paid by the Funds for the year ended April 30, 2021 are disclosed in the Statements of Operations.

Compliance Services

ALPS provides compliance services to the Funds under the Chief Compliance Officer Services Agreement with the Trust. ALPS provides services that assist the Trust’s chief compliance officer in monitoring and testing the policies and procedures of the Trust in accordance with the requirements of Rule 38a-1 under the 1940 Act. ALPS is paid an annual base fee and is reimbursed for certain out-of-pocket expenses. Compliance service fees paid by the Funds for the year ended April 30, 2021 are disclosed in the Statements of Operations.

Principal Financial Officer

ALPS provides principal financial officer services to the Funds under the Principal Financial Officer Services Agreement with the Trust. Under this Agreement, ALPS is paid an annual base fee and is reimbursed for certain out-of -pocket expenses. Principal financial officer fees paid by the Funds for the year ended April 30, 2021 are disclosed in the Statements of Operations.

Distributor

ALPS Distributors, Inc. (“ADI” or the “Distributor”) (an affiliate of ALPS) acts as the distributor of the Funds’ shares pursuant to the Distribution Agreement with the Trust. Under a side letter agreement, the Adviser pays ADI an annual base fee per Fund for the distribution services. The Adviser also reimburses ADI for certain out-of-pocket expenses. Shares are sold on a continuous basis by ADI as agent for the Funds, and ADI has agreed to use its best efforts to solicit orders for the sale of the Funds’ shares, although it is not obliged to sell any particular amount of shares. ADI is registered as a broker-dealer with the U.S. Securities and Exchange Commission.

Shareholder Service Plan for Investor Class and Institutional Class Shares

Each Fund has adopted a Shareholder Services Plan (a “Services Plan”) for each of its share classes. Under the Services Plan, each Fund is authorized to enter into shareholder service agreements with investment advisers, financial institutions and other service providers (“Participating Organizations”) to maintain and provide certain administrative and servicing functions in relation to the accounts of shareholders. Shareholder service arrangements typically include processing orders for shares, generating account and confirmation statements, sub-accounting, account maintenance, tax reporting, and disbursing cash dividends as well as other investment or administrative services required for a particular Participating Organizations’ products, programs, platform and accounts. The Services Plan will cause each Fund to pay an aggregate fee, not to exceed on an annual basis 0.15% and 0.05% of the average daily net asset value of the Investor and Institutional share classes, respectively. Such payments will be made on assets attributable to or held in the name of a Participating Organization, on behalf of its clients as compensation for providing service activities pursuant to an agreement with the Participating Organization. Any amount of such payment not paid to a Participating Organization for such service activities shall be reimbursed

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Seafarer Funds	Notes to Financial Statements

April 30, 2021

to the Fund as soon as practicable. Shareholder Services Plan fees paid by the Funds for the year ended April 30, 2021 are disclosed in the Statements of Operations.

Trustees

The fees and expenses of the Trustees of the Board are presented in the Statements of Operations.

7. Indemnifications

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses, which may permit indemnification to the extent permissible under the applicable law. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

Annual Report – April 30, 2021	49

Seafarer Funds	Report of Independent Registered Public Accounting Firm

April 30, 2021

To the shareholders and the Board of Trustees of Financial Investors Trust

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Seafarer Overseas Growth and Income Fund and Seafarer Overseas Value Fund (the "Funds"), two of the funds constituting the Financial Investors Trust, including the portfolio of investments, as of April 30, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended for Seafarer Overseas Growth and Income Fund; the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended and for the period from May 31, 2016 (inception) through April 30, 2017 for Seafarer Overseas Value Fund; and the related notes.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Seafarer Overseas Growth and Income Fund as of April 30, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America. Also, in our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Seafarer Overseas Value Fund as of April 30, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period from May 31, 2016 (inception) through April 30, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Denver, Colorado

June 28, 2021

We have served as the auditor of one or more investment companies advised by Seafarer Capital Partners, LLC since 2012.

50	(855) 732-9220 seafarerfunds.com

Seafarer Funds	Additional Information

April 30, 2021 (Unaudited)

ADDITIONAL INFORMATION

1. Fund Holdings

The Funds file their complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Form N-PORT reports are available on the Commission’s Web site at http://www.sec.gov. The Funds’ Form N-PORT reports are also available upon request by calling toll-free (855) 732-9220.

2. Fund Proxy Voting Policies, Procedures and Summaries

The Funds’ policies and procedures used in determining how to vote proxies and information regarding how the Funds voted proxies relating to portfolio securities during the most recent prior 12-month period ending June 30 are available without charge, (1) upon request, by calling toll-free (855) 732-9220 and (2) on the SEC’s website at http://www.sec.gov.

3. Index Provider Disclosure

The Seafarer Funds are not sponsored, endorsed, sold, or promoted by Morningstar, Inc. Morningstar, Inc. makes no representation or warranty, express or implied, to the shareholders of the Funds or any member of the public regarding the advisability of investing in the Funds or the ability of the Morningstar Emerging Markets Net Return U.S. Dollar Index to track general equity market performance of emerging markets.

4. Tax Designations (Unaudited)

The Funds designate the following as a percentage of taxable ordinary income distributions, or up to the maximum amount allowable, for the calendar year ended December 31, 2020:

	Dividends Received Deduction	Qualified Dividend Income
Seafarer Overseas Growth and Income Fund	0.00%	37.31%
Seafarer Overseas Value Fund	0.00%	17.17%

In early 2021, if applicable, shareholders of record received this information for the distributions paid to them by the Funds during the calendar year 2020 via Form 1099. The Funds will notify shareholders in early 2022 of amounts paid to them by the Funds, if any, during the calendar year 2021.

The Funds hereby designate the following numbers as long-term capital gain distributions:

Long-term Capital Gain Distributions
Seafarer Overseas Growth and Income Fund	$18,037,291
Seafarer Overseas Value Fund	0

The Seafarer Overseas Growth and Income Fund and the Seafarer Overseas Value Fund designate foreign taxes paid in the amounts of $2,430,664 and $7,912 and foreign source income in the amounts of $36,574,550 and $872,666, respectively, for federal income tax purposes for the year ended April 30, 2021.

Please consult a tax advisor if you have questions about federal or state income tax laws, or how to prepare your tax returns.

Annual Report – April 30, 2021	51

Seafarer Funds	Approval of Fund Advisory Agreement

April 30, 2021

DISCLOSURE REGARDING APPROVAL OF FUND ADVISORY AGREEMENT

On December 8, 2020, the Trustees met via Zoom video conference to discuss, among other things, the renewal of the Investment Advisory Agreement between Seafarer Capital Partners, LLC (“Seafarer”) and the Trust, with respect to the Seafarer Overseas Growth and Income Fund and the Seafarer Overseas Value Fund (together, the “Seafarer Funds”), dated January 30, 2012, as amended (the “Seafarer Investment Advisory Agreement”), in accordance with Section 15(c) of the 1940 Act. In renewing and approving the Seafarer Investment Advisory Agreement, the Trustees, including the Independent Trustees, considered the following factors with respect to the Seafarer Funds:

Investment Advisory Fee Rate:

The Trustees reviewed and considered the contractual annual advisory fees paid by the Trust, on behalf of the Seafarer Funds, to Seafarer, of 0.75% of the aggregate average daily net assets of the Funds up to $1.5 billion and 0.70% of the aggregate average daily net assets of the Funds over $1.5 billion, in light of the extent and quality of the advisory services provided by Seafarer to each of the Seafarer Funds.

The Board received and considered information including a comparison of the Seafarer Funds contractual advisory fee rate with those of funds in the peer group of funds provided by an independent provider of investment company data (the “Data Provider”). The Trustees noted that the contractual advisory fee rate of both of the Seafarer Funds was lower than the Data Provider peer group median.

Total Net Expense Ratios:

The Trustees further reviewed and considered that the total net expense ratio of each Class of both Seafarer Funds was lower than the Data Provider peer group median. Rule 12b-1 Fees in peer group funds were excluded for the purpose of the comparison.

Nature, Extent, and Quality of the Services under the Investment Advisory Agreement:

The Trustees received and considered information regarding the nature, extent, and quality of services provided to the Seafarer Funds under the Seafarer Investment Advisory Agreement. The Trustees reviewed certain background materials supplied by Seafarer in its presentation, including its Form ADV.

The Trustees reviewed and considered Seafarer’s investment advisory personnel, its history as an asset manager, and its performance and the amount of assets currently under management by Seafarer. The Trustees also reviewed the research and decision-making processes utilized by Seafarer, including the methods adopted to seek to achieve compliance with the investment objectives, policies, and restrictions of the Seafarer Funds.

The Trustees considered the background and experience of Seafarer’s management in connection with the Seafarer Funds, including reviewing the qualifications, backgrounds, and responsibilities of the management team primarily responsible for the day-to-day portfolio management of each Seafarer Fund and the extent of the resources devoted to research and analysis of actual and potential investments.

The Trustees also reviewed, among other things, Seafarer’s insider trading policies and procedures and its Code of Ethics.

Performance:

The Trustees reviewed performance information for each Class of the Seafarer Funds for the 3-month, 1-year, 3-year, 5-year, and since inception periods, as applicable, ended September 30, 2020. That review included a comparison of each Seafarer Fund’s performance to the performance of a group of comparable funds selected by the Data Provider. The Trustees noted that each Class of the Seafarer Overseas Growth and Income Fund outperformed the Data Provider peer group median for each period, and that each Class of the Seafarer Overseas Value Fund underperformed the Data Provider peer group

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Seafarer Funds	Approval of Fund Advisory Agreement

April 30, 2021

median for each applicable time period. The Trustees also considered Seafarer’s discussion of its reputation generally and its investment techniques, risk management controls, and decision-making processes.

Comparable Accounts:

The Trustees noted that Seafarer’s only clients were the Seafarer Funds.

Profitability:

The Trustees received and considered a profitability analysis prepared by Seafarer based on the fees payable under the Seafarer Investment Advisory Agreement.

Economies of Scale:

The Trustees considered whether economies of scale in the provision of services to the Seafarer Funds will be passed along to the shareholders under the proposed agreement.

Other Benefits to the Adviser:

The Trustees reviewed and considered any other incidental benefits derived or to be derived by Seafarer from its relationship with the Seafarer Funds, including whether soft dollar arrangements were used.

The Trustees, including all of the Independent Trustees, concluded that:

●	the contractual advisory fee rate of both of the Seafarer Funds was lower than the Data Provider peer group median;

●	the total net expense ratio of each Class of both Seafarer Funds was lower than the Data Provider peer group median;

●	the nature, extent, and quality of services rendered by Seafarer under the Seafarer Investment Advisory Agreement with respect to each Seafarer Fund were adequate;

●	for the 3-month, 1-year, 3-year, 5-year, and since inception periods, as applicable, ended September 30, 2020, each Class of the Seafarer Overseas Growth and Income Fund outperformed the Data Provider peer group median for each period, and each Class of the Seafarer Overseas Value Fund underperformed the Data Provider peer group median for each applicable time period;

●	Seafarer had no other accounts with comparable investment objectives and strategies to the Seafarer Funds;

●	the profit, if any, realized by Seafarer in connection with the operation of any of the Seafarer Funds is not unreasonable; and

●	there were no material economies of scale or other incidental benefits accruing to Seafarer in connection with its relationship with any of the Seafarer Funds.

Based on the Trustees’ deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, concluded that Seafarer’s compensation for investment advisory services is consistent with the best interests of each of the Seafarer Funds and their shareholders.

Annual Report – April 30, 2021	53

Seafarer Funds	Liquidity Risk Management Program

April 30, 2021 (Unaudited)

The Financial Investors Trust (the “Trust”) has established a liquidity risk management program (the “Program”) to govern the Trust’s approach to managing liquidity risk for each fund in the Trust (each a “Fund”). The Program is overseen by the Liquidity Committee (the “Committee”), a committee comprised of representatives of the Trust’s investment advisers, sub-advisers, and Officers of the Trust. The Trust’s Board of Trustees (the “Board”) has approved the designation of the Committee to oversee the Program.

The Program’s principal objectives include supporting each Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that a Fund will be unable to meet its redemption obligations in a timely manner. The Program also includes a number of elements that support the management and assessment of liquidity risk, including a periodic assessment of factors that influence a Fund’s liquidity and the periodic classification and re-classification of the Fund’s investments into groupings that reflect the Committee’s assessment of their relative liquidity under current market conditions.

At a meeting of the Board held on March 10, 2021, the Trustees received a report from the Committee regarding the design and operational effectiveness of the Program during 2020. The Committee determined, and reported to the Board, that the Program is reasonably designed to assess and manage each Fund’s liquidity risk and has operated adequately and effectively to manage each Fund’s liquidity risk since implementation.

The Committee reported that during the period covered by the report, there were no liquidity events that impacted the Funds or their ability to timely meet redemptions without dilution to existing shareholders. Among other things, the Board noted that the Funds are not required to have a highly liquid investment minimum based on their liquidity classifications. The Board further noted that no material changes have been made to the Program since its implementation.

54	(855) 732-9220 seafarerfunds.com

Seafarer Funds	Trustees and Officers

April 30, 2021

Additional information regarding the Funds’ trustees is included in the Statement of Additional Information, which can be obtained without charge at seafarerfunds.com or by calling 855-732-9220.

INDEPENDENT TRUSTEES

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Mary K. Anstine, 1940	Trustee and Chairman	Ms. Anstine was elected at a special meeting of shareholders held on March 21, 1997 and re-elected at a special meeting of shareholders held on August 7, 2009. Ms. Anstine was appointed Chairman of the Board at the June 6, 2017 meeting of the Board of Trustees.	Ms. Anstine is Trustee/Director of AV Hunter Trust and Colorado Uplift Board.	31	Ms. Anstine is a Trustee of ALPS ETF Trust (17 funds); ALPS Variable Investment Trust (7 funds); Reaves Utility Income Fund (1 fund); and Segall Bryant & Hamill Trust through December 2020 (as of December 31, 2020 14 funds).
Jeremy W. Deems, 1976	Trustee	Mr. Deems was appointed as a Trustee at the March 11, 2008 meeting of the Board of Trustees and elected at a special meeting of shareholders held on August 7, 2009.	Mr. Deems is the Co-Founder and Chief Financial Officer of Green Alpha Advisors, LLC, a registered investment advisor, and Co-Portfolio Manager of the Shelton Green Alpha Fund.	31	Mr. Deems is a Trustee of ALPS ETF Trust (17 funds); ALPS Variable Investment Trust (7 funds); Clough Funds Trust (1 fund); and Reaves Utility Income Fund (1 fund).

Annual Report – April 30, 2021	55

Seafarer Funds	Trustees and Officers

April 30, 2021

INDEPENDENT TRUSTEES (continued)

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Jerry G. Rutledge, 1944	Trustee	Mr. Rutledge was elected at a special meeting of shareholders held on August 7, 2009.	Mr. Rutledge is the President and owner of Rutledge’s Inc., a retail clothing business.	31	Mr. Rutledge is a Trustee of Clough Global Dividend and Income Fund (1 fund); Clough Global Equity Fund (1 fund); Clough Global Opportunities Fund (1 fund); and Principal Real Estate Income Fund (1 fund).
Michael “Ross” Shell, 1970	Trustee	Mr. Shell was elected at a special meeting of shareholders held on August 7, 2009.	Mr. Shell is Founder and CEO of Red Idea, LLC, a strategic consulting/early stage venture firm (since June 2008). Mr. Shell serves on the Board of Directors of TalkBox, a phone/privacy booth company (since 2018) and DLVR, a package security company (since 2018). Mr. Shell served on the Advisory Board, St. Vrain School District Innovation Center (from 2015-2018). Mr. Shell graduated with honors from Stanford University with a degree in Political Science.	31	None.

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Seafarer Funds	Trustees and Officers

April 30, 2021

INTERESTED TRUSTEE

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Edmund J. Burke, 1961	Trustee	Mr. Burke was elected as Trustee at a special meeting of shareholders held on August 7, 2009.	Mr. Burke joined ALPS in 1991 and served as the President and Director of ALPS Holdings, Inc., and ALPS Advisors, Inc., and Director of ALPS Distributors, Inc., ALPS Fund Services, Inc. (“ALPS”), and ALPS Portfolio Solutions Distributor, Inc. (collectively, the “ALPS Companies”). Mr. Burke retired from the ALPS Companies in June 2019. Mr. Burke is currently a partner at ETF Action, a web-based system that provides data and analytics to registered investment advisers, (since 2020) and a Director of Alliance Bioenergy Plus, Inc., technology company focused on emerging technologies in the renewable energy, biofuels, and bioplastics technology sectors (since 2020). Mr. Burke is deemed an interested Trustee by virtue of his prior positions with the ALPS Companies.	31	Mr. Burke is a Trustee of ALPS ETF Trust (17 funds); Clough Global Dividend and Income Fund (1 fund); Clough Global Equity Fund (1 fund); Clough Global Opportunities Fund (1 fund); Clough Funds Trust (1 fund); Liberty All-Star Equity Fund (1 fund); and Director of the Liberty All-Star Growth Fund, Inc. (1 fund).

Annual Report – April 30, 2021	57

Seafarer Funds	Trustees and Officers

April 30, 2021

OFFICERS

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***
Bradley J. Swenson, 1972*****	President	Mr. Swenson was appointed President of the Trust at the June 11, 2019 meeting of the Board of Trustees.	Mr. Swenson joined ALPS in 2004 and has served as its President since June 2019. In this role, he serves as an officer to certain other closed-end and open-end investment companies. He previously served as the Chief Operating Officer of ALPS (2015-2019). Mr. Swenson also previously served as Chief Compliance Officer to ALPS, its affiliated entities, and to certain ETF, closed-end and open-end investment companies (2004-2015). Because of his position with ALPS, Mr. Swenson is deemed an affiliate of the Trust as defined under the 1940 Act.
Dawn Cotten, 1977	President	Ms. Cotten was appointed President of the Trust at the June 8-9, 2021 meeting of the Trustees.	Ms. Cotten joined ALPS in 2009 and is currently Senior Vice President of Fund Administration and Relationship Management of ALPS. She has served in that role since January 2020. Prior to that, Ms. Cotten served as Senior Vice President of Relationship Management (2017-2020). Ms. Cotten served as a VP in Relationship Management from 2013-2017. Ms. Cotten also serves as President of ALPS Series Trust, Clough Funds Trust, Clough Global Dividend and Income Fund, and Clough Global Equity Fund and Clough Global Opportunities Fund.
Jennell Panella, 1974	Treasurer	Ms. Panella was appointed Treasurer of the Trust at the September 15, 2020 meeting of the Board of Trustees.	Ms. Panella joined ALPS in June 2012 and is currently Vice President and Fund Controller of ALPS Fund Services, Inc. Prior to joining ALPS, Ms. Panella served as Financial Reporting Manager for Parker Global Strategies, LLC (2009-2012). Because of her position with ALPS, Ms. Panella is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Panella also serves as Assistant Treasurer of James Advantage Funds.
Karen S. Gilomen, 1970*****	Secretary	Ms. Gilomen was appointed Secretary of the Trust at the December 13, 2016 meeting of the Board of Trustees.	Ms. Gilomen joined ALPS in August 2016 as Vice President and Senior Counsel. Prior to joining ALPS, Ms. Gilomen was Vice President - General Counsel & CCO of Monticello Associates, Inc. from 2010 to 2016. Because of her position with ALPS, Ms. Gilomen is deemed an affiliate of the Trust, as defined under the 1940 Act. Ms. Gilomen is also the Secretary of ALPS Variable Investment Trust and Reaves Utility Income Fund, and the Assistant Secretary of the WesMark Funds.
Cara Owen, 1981	Secretary	Ms. Owen was appointed Secretary of the Trust at the June 8-9, 2021 meeting of the Trustees.	Vice President and Principal Legal Counsel, ALPS Fund Services, Inc. Prior to joining ALPS, Ms. Owen was Senior Counsel, Corporate & Investments, Great-West Life & Annuity Insurance Company; Senior Counsel & Assistant Secretary, Great-West Funds, Inc., Great-West Capital Management, LLC, Great-West Trust Company, LLC, and Advised Assets Group, LLC (2014-2019). Ms. Owen also serves as Secretary of ALPS ETF Trust, Vice President and Secretary of Boulder Growth & Income Fund, and Assistant Secretary of James Advantage Funds.

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Seafarer Funds	Trustees and Officers

April 30, 2021

OFFICERS (continued)

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***
Ted Uhl, 1974	Chief Compliance Officer (“CCO”)	Mr. Uhl was appointed CCO of the Trust at the June 8, 2010 meeting of the Board of Trustees.	Mr. Uhl joined ALPS in October 2006, and is currently Deputy Compliance Officer of ALPS. Prior to his current role, Mr. Uhl served as Senior Risk Manager for ALPS from October 2006 until June 2010. Before joining ALPS, Mr. Uhl served a Sr. Analyst with Enenbach and Associates (RIA), and a Sr. Financial Analyst at Sprint. Because of his position with ALPS, Mr. Uhl is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Uhl is also CCO of the Boulder Growth & Income Fund, Inc., Centre Funds, Index Funds, Reality Shares ETF Trust, Reaves Utility Income Fund and XAI Octagon Floating Rate & Alternative Income Term Trust.
Jennifer Craig, 1973	Assistant Secretary	Ms. Craig was appointed Assistant Secretary of the Trust at the June 8, 2016 meeting of the Board of Trustees.	Ms. Craig joined ALPS in 2007 and is currently Assistant Vice President and Paralegal Manager of ALPS. Because of her position with ALPS, Ms. Craig is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Craig is also Secretary of Principal Real Estate Income Fund, Assistant Secretary of Clough Global Dividend and Income Fund, Clough Global Equity Fund, Clough Global Opportunities Fund, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. and Clerk of Goehring & Rozencwajg Investment Funds.

*	All communications to Trustees and Officers may be directed to Financial Investors Trust c/o 1290 Broadway, Suite 1000, Denver, CO 80203.
**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee serves an indefinite term, until such Trustees successor is elected and appointed, or such Trustee resigns or is deceased. Officers are elected on an annual basis.
***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
****	The Fund Complex includes all series of the Trust, currently 31, and any other investment companies for which any Trustee serves as trustee for and for which Seafarer Capital Partners, LLC provides investment advisory services (currently none).
*****	Mr. Swenson resigned his position as President of the Trust effective June 9, 2021 and Ms. Gilomen resigned her position as Secretary of the Trust effective June 4, 2021.

Annual Report – April 30, 2021	59

Seafarer Funds	Privacy Policy

April 30, 2021 (Unaudited)

FACTS	WHAT DO THE FUNDS DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

●    Social Security number and account transactions

●    Account balances and transaction history

●    Wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Funds choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do we share:	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	We do not share.
For joint marketing with other financial companies	No	We do not share.
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We do not share.
For nonaffiliates to market to you	No	We do not share.

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Seafarer Funds	Privacy Policy

April 30, 2021 (Unaudited)

Who We Are
Who is providing this notice?	Seafarer Overseas Growth and Income Fund and Seafarer Overseas Value Fund.

What We Do
How do the Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How do the Funds collect my personal information?	We collect your personal information, for example, when you ● open an account ● provide account information or give us your contact information ● make a wire transfer or deposit money
Why can’t I limit all sharing?

Federal law gives you the right to limit only

●    sharing for affiliates’ everyday business purposes-information about your creditworthiness

●    affiliates from using your information to market to you

●    sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● The Funds do not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ● The Funds do not jointly market.

Other Important Information
California Residents	If your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.
Vermont Residents	The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information.

Annual Report – April 30, 2021	61

CONTENTS	PAGE
Shareholder Letter	1
Fund Overview
Vulcan Value Partners Fund	5
Vulcan Value Partners Small Cap Fund	9
Disclosure of Fund Expenses
Vulcan Value Partners Fund	7
Vulcan Value Partners Small Cap Fund	11
Statements of Investments
Vulcan Value Partners Fund	13
Vulcan Value Partners Small Cap Fund	16
Statements of Assets and Liabilities	19
Statements of Operations	21
Statements of Changes in Net Assets
Vulcan Value Partners Fund	22
Vulcan Value Partners Small Cap Fund	23
Financial Highlights
Vulcan Value Partners Fund	24
Vulcan Value Partners Small Cap Fund	28
Notes to Financial Statements	31
Report of Independent Registered Public Accounting Firm	42
Additional Information	43
Disclosure Regarding Approval of Fund Advisory Agreements	44
Liquidity Risk Management Program	47
Trustees and Officers	48
Privacy Policy	53

As permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website at www.vulcanvaluepartners.com and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may, notwithstanding the availability of shareholder reports online, elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Funds, you can call 1.877.421.5078 to let the Funds know you wish to continue receiving paper copies of your shareholder reports.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at www.vulcanvaluepartners.com.

Shareholder Letter

April 30, 2021 (Unaudited)

PORTFOLIO REVIEW

General

Vulcan Value Partners Fund returned 58.62% versus 45.93% for the Russell 1000® Value Index, the Fund’s primary benchmark, and 45.98% for the S&P 500® Index, the Fund’s secondary benchmark, for the year ended April 30, 2021. The Vulcan Value Partners Small Cap Fund returned 88.51% versus 74.91% for the Russell 2000® Value Index, the Fund’s primary benchmark, and 78.96% for the Russell Value 2000® Index, the Fund’s secondary benchmark, for the year ended April 30, 2021.

As we have often said, we place no weight on short-term results, good or bad, and neither should you. In fact, we have made and will continue to make decisions that could negatively impact short-term performance when we think we can improve our long-term returns and mitigate risk. We encourage you to place more weight on our longer-term historical results and a great deal of weight on our long-term prospects.

We generally define material contributors and detractors as companies having a greater than 1% impact on the portfolio.

Performance data quoted represents past performance. Past performance does not guarantee future results.

Vulcan Value Partners Fund Review

In the discussion that follows, we highlight a few holdings in the Vulcan Value Partners Fund. Material contributors over the one-year period ending April 30, 2021 include KKR & Co. Inc., Skyworks Solutions Inc., Qorvo Inc., Carlyle Group Inc., General Electric Company, Alphabet Inc., NVIDIA Corp., Mastercard Inc., Amazon.com Inc., Jones Lang LaSalle Inc., Facebook Inc., TransDigm Group Inc., Hilton Worldwide Holdings Inc., Microsoft Corp., Visa Inc., Anthem Inc., Salesforce.com Inc., HEICO Corporation, Compass Group plc, and Credit Acceptance Corp.

The Fund did not have any material detractors during the period.

KKR & Co. Inc. materially contributed to performance during this period. KKR is a global investment firm that manages multiple alternative asset classes, including private equity, energy, infrastructure, real estate, various debt strategies, hedge funds, and portfolio re-financings. The company has deep and growing relationships with capital providers. KKR enjoys a very stable management fee stream and a proven ability to convert capital into a performance fee stream, both of which lead to a business with a stable and growing intrinsic value. In addition, the company enjoys nice tailwinds of increasing allocations to private and alternative investments. In addition to reporting solid results, KKR increased disclosure around its compensation ratio, improving transparency and making it easier to model the company’s earning power.

Skyworks Solutions and Qorvo, Inc. materially contributed to performance during this period. Qorvo and Skyworks Solutions are the two major providers of radio frequency (RF) systems to mobile device manufacturers and industry leaders in RF systems for the internet of things (IoT). The companies are benefitting during the pandemic as individuals are even more reliant on mobile communication. This phenomenon is accelerating the transition to 5G which contributes to their performance. Both company’s competitive positions have benefitted from COVID-19.

Annual Report | April 30, 2021	1

Shareholder Letter

April 30, 2021 (Unaudited)

Partners Group Holding AG, a new position during the period, is a diversified Swiss private equity firm that invests globally. We like Partners Group for several reasons including its annuity-like fee streams, the ability to dependably convert investments to a fee stream from performance, and the tailwind of increasing capital flows into private equity. Partners Group pioneered a channel in the defined contribution space. While the defined contribution space is a new and relatively small source of investor capital for the company, this untapped channel has the potential to be a large portion of future growth. In addition, we believe Partners Group will likely capture a large share of private equity allocations from European investors.

We sold National Oilwell Varco during the period. National Oilwell Varco has been a disappointing investment for us. Our investment case was based on the belief that demand for National Oilwell Varco’s products was largely independent of oil prices over the long term. National Oilwell Varco’s products are used in harsh environments and are very important to safety and oil field productivity. National Oilwell Varco’s customers reacted to the fall in oil prices by cannibalizing existing equipment and becoming dramatically more efficient than we anticipated, resulting in lower demand for National Oilwell Varco’s products. National Oilwell Varco continues to produce free cash flow, has a strong balance sheet, and will, in our opinion, be a survivor in the current industry shakeout. However, its value has declined, and our original investment case is no longer intact. We used the proceeds from National Oilwell Varco to buy businesses with better long-term prospects and deeply discounted prices.

Vulcan Value Partners Small Cap Fund Review

In the discussion that follows, we highlight a few holdings in the Vulcan Value Partners Small Cap Fund. Material contributors over the one-year period ending April 30, 2021 include Virtus Investment Partners Inc., Park Hotels & Resorts Inc., Upstart Holdings Inc., Cerence Inc., Littelfuse Inc., Knoll Inc., Herman Miller Inc., EnerSys, Acuity Brands Inc., Colliers International Group Inc., Jones Lang LaSalle Inc., ISS A/S, Coherent Inc., Stabilus SA, Cushman & Wakefield plc, Carlisle Companies Inc., Curtiss-Wright Corp., Timken Company, ABM Industries Inc., Howden Joinery Group plc, Forterra plc, Savills plc, ACI Worldwide Inc., and Wyndham Hotels & Resorts Inc.

The Fund did not have any material detractors during the period.

Virtus Investment Partners was a material contributor during the period. It has strong investment performance across the company, produced positive net inflows, and net fees have been stable. Virtus and Allianz plan to create a strategic partnership which will add approximately 23 billion dollars to Virtus’ assets under management (AUM). We feel the market underappreciates Virtus’ value, even after its strong performance through the current crisis.

Upstart Holdings Inc. was a purchase and a material contributor during the period. It is a cloud-based lending platform that uses artificial intelligence in its underwriting. Upstart generates positive earnings and robust free cash flow. The company reported strong results with increased fee revenue for the fourth quarter and for the year. We believe that the company's unique product offering will continue to drive strong future growth. Despite the stock price appreciation during the quarter, we believe the stock continues to trade at a discount to our estimate of intrinsic value.

Park Hotels & Resorts Inc. also was a material contributor during the period. We believe the company is well positioned to take advantage of the global economic recovery which is occurring

2	www.vulcanvaluepartners.com

Shareholder Letter

April 30, 2021 (Unaudited)

more quickly than many anticipated. As of the end of the period, we are pleased to continue to own this business.

Coherent Inc. was a material contributor during the period. It is one of the world's leading providers of lasers and laser-based technology. Coherent received a buyout offer very close to our estimate of intrinsic value, so we exited the position.

Closing

After eight years and many contributions to our research efforts, Jim Falbe is leaving us at the end of May. We will miss working with him, but we will not “miss him” as we remain great friends and plan to stay in close contact. We wish Jim the best and are confident that he will be successful in his future endeavors.

We are pleased to announce that Jeff St. Denis, who many of you know, became a partner during the quarter. Jeff joined our Client Service team in 2016 and has made considerable contributions to Vulcan Value Partners. We are also pleased to announce that Trenton Green has been promoted from Associate Analyst to Equity Analyst. Trenton joined us as an Associate Analyst in 2018. His excellent work has exceeded our expectations and he has earned everyone’s respect on the research team and throughout the company.

Despite the recent stock market rally our price to value ratios are only modestly higher than at the beginning of the period. During the period, our portfolio companies’ values grew steadily, and we reallocated capital from more fully valued companies to more discounted companies as explained in the letter above. Your stable capital, combined with ours, and our shared long-term time horizon enabled us in our efforts to mitigate risk and improve our long-term prospects. We are grateful for you, our client partners, and appreciate the confidence you have placed in us. We look forward to updating you again.

C.T. Fitzpatrick, CFA

Chief Executive Officer

Vulcan Value Partners, LLC

Past performance does not guarantee future results. The Funds’ prices fluctuate as the underlying assets have exposure to market fluctuations and other risks, as described in the Funds’ prospectus. Please call 877.421.5078 to obtain current performance information and for the current prospectus and statement of additional information. This material must be preceded or accompanied by a prospectus. Please read the prospectus carefully before investing.

The views of the Vulcan Value Partners, LLC and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer's current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the Funds or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither Vulcan Value Partners, LLC nor the Funds accept any liability for losses either direct or consequential caused by the use of this information.

The Funds are distributed by ALPS Distributors, Inc.

Annual Report | April 30, 2021	3

Shareholder Letter

April 30, 2021 (Unaudited)

The Funds are subject to investment risks, including possible loss of the principal amount invested and therefore is not suitable for all investors. The Funds may not achieve their objectives.

Diversification does not eliminate the risk of experiencing investment losses.

Internet of things (IoT) is the interconnection via the internet of computing devices embedded in everyday objects, enabling them to send and receive data.

Free cash flow is the amount of cash that a company has left over after it has paid all of its expenses, including investments. Free cash flow yield is a security’s free cash flow divided by its market price.

The price to value ratio is a calculation that compares the price of a company’s stock to our appraisal of the company’s intrinsic value.

Fair, or intrinsic, value is our estimate of the price a willing buyer would pay and a willing seller would accept, assuming neither was compelled to enter into a transaction.

4	www.vulcanvaluepartners.com

Fund Overview

April 30, 2021 (Unaudited)

VULCAN VALUE PARTNERS FUND

Annualized Total Returns (as of 4/30/21)

						Since	Expense Ratios(1)
	6 Month	1 Year	3 Year	5 Year	10 Year	Inception*	Total	Net(2)
Vulcan Value Partners Fund - Investor Class(3)	36.20%	58.62%	17.94%	16.06%	14.26%	14.07%	1.09%	1.09%
Vulcan Value Partners Fund - Institutional Class	36.32%	59.02%	–	–	–	24.30%	1.14%	0.85%
S&P 500® Total Return Index(4)	28.86%	45.98%	18.67%	17.42%	14.17%	14.58%
Russell 1000® Value Index(5)	36.30%	45.93%	12.30%	12.15%	11.13%	11.95%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. The Fund imposes a 2.00% redemption fee on shares held for less than 90 days. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1.877-421-5078.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested.

Returns for periods less than 1 year are cumulative.

*	Inception Dates – Investor Class: 12/30/09, Institutional Class: 5/01/19

(1)	Ratios as of the Prospectus dated August 31, 2020 and may differ from the ratios presented in the Financial Highlights.

(2)	Vulcan Value Partners, LLC (“Vulcan” or the “Adviser”) has contractually agreed to limit the Fund’s total annual fund operating expenses (exclusive of Acquired Fund Fees and Expenses, brokerage expenses, interest expense, taxes and extraordinary expenses) to 1.25% and 0.85% of the Fund’s average daily net assets with respect to Investor Class shares and Institutional Class shares, respectively. This agreement (the “Expense Agreement”) is in effect through August 31, 2021. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through the Expense Agreement to the extent that the Fund’s expenses in later periods fall below the expense cap in effect at the time of waiver or reimbursement. Notwithstanding the foregoing, the Fund will not be obligated to pay any such fees and expenses more than three years after the end of the fiscal year in which the fees or expenses were foregone or reimbursed. The Adviser may not discontinue or modify this waiver prior to August 31, 2021 without the approval by the Fund’s Board of Trustees.

(3)	The initial share class of the Fund was redesignated as Investor Class shares effective April 23, 2019.

(4)	The S&P 500® Total Return Index is an unmanaged index of 500 common stocks chosen for market size, liquidity and industry group representation. It is a market-value weighted index. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly in the Index.

(5)	The Russell 1000® Value Index is presented here as an additional index, and measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® companies with lower price-to-book ratios and lower expected growth values. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly in the Index.

Annual Report | April 30, 2021	5

Fund Overview

April 30, 2021 (Unaudited)

Growth of $10,000 Initial Investment (for the period ended April 30, 2021)

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

Industry Allocation (as a % of Net Assets)*

Top Ten Holdings (as a % of Net Assets)*

Mastercard, Inc.	7.05%
Amazon.com, Inc.	6.75%
KKR & Co., Inc.	6.35%
TransDigm Group, Inc.	5.90%
Visa, Inc.	5.56%
Wayfair, Inc.	5.15%
Facebook, Inc.	4.97%
NVIDIA Corp.	4.94%
CoStar Group, Inc.	4.59%
SAP SE	4.40%
Top Ten Holdings	55.66%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

6	www.vulcanvaluepartners.com

Disclosure of Fund Expenses

April 30, 2021 (Unaudited)

As a shareholder of the Vulcan Value Partners Fund (the “Fund”), you will incur two types of costs: (1) transaction costs, including applicable redemption fees; and (2) ongoing costs, including management fees and other fund operating expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on November 1, 2020 and held until April 30, 2021.

Actual Expenses. The first line of each table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note the expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table below is useful in comparing your ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Vulcan Value Partners Fund

	Beginning Account Value 11/1/20	Ending Account Value 4/30/21	Expense Ratio(a)	Expenses Paid During period 11/1/20 - 4/30/21(b)
VULCAN VALUE PARTNERS FUND
Investor Class
Actual	$1,000.00	$1,362.00	1.07%	$ 6.27
Hypothetical (5% return before expenses)	$1,000.00	$1,019.49	1.07%	$ 5.36
Institutional Class
Actual	$1,000.00	$1,363.20	0.85%	$ 4.98
Hypothetical (5% return before expenses)	$1,000.00	$1,020.58	0.85%	$ 4.26

Annual Report | April 30, 2021	7

Disclosure of Fund Expenses

April 30, 2021 (Unaudited)

(a)	The Fund's expense ratios have been annualized based on the Fund's most recent fiscal half-year expenses.

(b)	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181)/365 (to reflect the half-year period).

8	www.vulcanvaluepartners.com

Fund Overview

April 30, 2021 (Unaudited)

VULCAN VALUE PARTNERS SMALL CAP FUND

Annualized Total Returns (as of 4/30/21)

						Since	Expense Ratios(1)
	6 Month	1 Year	3 Year	5 Year	10 Year	Inception*	Total	Net(2)
Vulcan Value Partners Small Cap Fund – Investor Class(3)	70.36%	88.51%	12.82%	12.54%	11.34%	13.34%	1.27%	1.26%
Vulcan Value Partners Small Cap Fund – Institutional Class	70.63%	89.07%	–	–	–	17.84%	1.33%	1.01%
Russell 2000® Value Index(4)	59.17%	78.96%	11.68%	13.54%	10.10%	11.64%
Russell 2000® Index(5)	48.06%	74.91%	15.23%	16.48%	11.63%	13.42%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. The Fund imposes a 2.00% redemption fee on shares held for less than 90 days. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1.877-421-5078.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested.

Returns for periods less than 1 year are cumulative.

*	Inception Dates – Investor Class: 12/30/09, Institutional Class: 5/01/19

(1)	Ratios as of the Prospectus dated August 31, 2020 and may differ from the ratios presented in the Financial Highlights.

(2)	Vulcan Value Partners, LLC (“Vulcan” or the “Adviser”) has contractually agreed to limit the Fund’s total annual fund operating expenses (exclusive of Acquired Fund Fees and Expenses, brokerage expenses, interest expense, taxes and extraordinary expenses) to 1.25% and 1.00% of the Fund’s average daily net assets with respect to Investor Class shares and Institutional Class shares, respectively. This agreement (the “Expense Agreement”) is in effect through August 31, 2021. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through the Expense Agreement to the extent that the Fund’s expenses in later periods fall below the expense cap in effect at the time of waiver or reimbursement. Notwithstanding the foregoing, the Fund will not be obligated to pay any such fees and expenses more than three years after the end of the fiscal year in which the fees or expenses were foregone or reimbursed. The Adviser may not discontinue or modify this waiver prior to August 31, 2021 without the approval by the Fund’s Board of Trustees.

(3)	The initial share class of the Fund was redesignated as Investor Class shares effective April 23, 2019.

(4)	The Russell 2000® Value Index is presented here as the primary index, and measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly in the Index.

(5)	The Russell 2000® Index is presented here as an additional index, and measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 8% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly in the Index.

Annual Report | April 30, 2021	9

Fund Overview

April 30, 2021 (Unaudited)

Growth of $10,000 Initial Investment (for the period ended April 30, 2021)

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

Industry Allocation (as a % of Net Assets)*

Top Ten Holdings (as a % of Net Assets)*

Upstart Holdings, Inc.	6.85%
Cerence, Inc.	6.19%
ISS A/S	6.04%
Cushman & Wakefield PLC	6.00%
Virtus Investment Partners, Inc.	4.81%
ABM Industries, Inc.	4.52%
PROG Holdings, Inc.	4.36%
Colliers International Group, Inc.	4.34%
Carlisle Cos., Inc.	4.11%
Premium Brands Holdings Corp.	3.77%
Top Ten Holdings	50.99%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

10	www.vulcanvaluepartners.com

Disclosure of Fund Expenses

April 30, 2021 (Unaudited)

As a shareholder of the Vulcan Value Partners Small Cap Fund (the “Fund”), you will incur two types of costs: (1) transaction costs, including applicable redemption fees; and (2) ongoing costs, including management fees and other fund operating expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on November 1, 2020 and held until April 30, 2021.

Actual Expenses. The first line of each table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note the expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table below is useful in comparing your ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Vulcan Value Partners Small Cap Fund

	Beginning Account Value 11/1/20	Ending Account Value 4/30/21	Expense Ratio(a)	Expenses Paid During period 11/1/20 - 4/30/21(b)
VULCAN VALUE PARTNERS SMALL CAP FUND
Investor Class
Actual	$1,000.00	$1,703.60	1.25%	$ 8.38
Hypothetical (5% return before expenses)	$1,000.00	$1,018.60	1.25%	$ 6.26
Institutional Class
Actual	$1,000.00	$1,706.30	1.00%	$ 6.71
Hypothetical (5% return before expenses)	$1,000.00	$1,019.84	1.00%	$ 5.01

Annual Report | April 30, 2021	11

Disclosure of Fund Expenses

April 30, 2021 (Unaudited)

(a)	The Fund's expense ratios have been annualized based on the Fund's most recent fiscal half-year expenses.
(b)	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181)/365 (to reflect the half-year period).

12	www.vulcanvaluepartners.com

Vulcan Value Partners Fund	Statement of Investments

April 30, 2021

		Value
	Shares	(Note 2)
COMMON STOCKS (99.06%)
Communications (20.91%)
Internet (20.91%)
Alphabet, Inc., Class C(a)	29,701	$71,582,974
Amazon.com, Inc.(a)	34,477	119,546,240
Facebook, Inc., Class A(a)	270,929	88,073,599
Wayfair, Inc., Class A(a)	308,607	91,214,971
		370,417,784

TOTAL COMMUNICATIONS		370,417,784

Consumer, Non-cyclical (7.56%)
Commercial Services (4.59%)
CoStar Group, Inc.(a)	95,172	81,317,812

Healthcare-Services (2.97%)
Anthem, Inc.	138,766	52,646,433

TOTAL CONSUMER, NON-CYCLICAL		133,964,245

Financial (29.79%)
Diversified Financial Services (12.60%)
Mastercard, Inc., Class A	326,909	124,898,853
Visa, Inc., Class A	421,543	98,455,583
		223,354,436

Private Equity (14.55%)
Carlyle Group, Inc.	1,771,678	75,579,783
KKR & Co., Inc., Class A	1,988,552	112,512,272
Partners Group Holding AG	48,984	69,728,114
		257,820,169

Real Estate (2.64%)
Jones Lang LaSalle, Inc.(a)	248,776	46,747,498

TOTAL FINANCIAL		527,922,103

Industrial (12.32%)
Aerospace/Defense (9.59%)
HEICO Corp., Class A	516,989	65,285,371
TransDigm Group, Inc.(a)	170,374	104,565,339
		169,850,710

Annual Report | April 30, 2021	13

Statement of Investments	Vulcan Value Partners Fund

April 30, 2021

		Value
	Shares	(Note 2)
Industrial (continued)
Electric Equipment Manufacturing (2.73%)
General Electric Co.	3,692,183	$48,441,441

TOTAL INDUSTRIAL		218,292,151

Technology (28.48%)
Semiconductors (12.88%)
NVIDIA Corp.	145,888	87,588,238
Qorvo, Inc.(a)	403,231	75,875,977
Skyworks Solutions, Inc.	357,300	64,789,209
		228,253,424

Software (15.60%)
Microsoft Corp.	257,622	64,967,116
salesforce.com, Inc.(a)	335,804	77,342,377
SAP SE	555,317	77,952,815
SS&C Technologies Holdings, Inc.	756,410	56,140,750
		276,403,058

TOTAL TECHNOLOGY		504,656,482

TOTAL COMMON STOCKS
(Cost $1,148,194,989)		1,755,252,765

	7-Day		Value
	Yield	Shares	(Note 2)
SHORT TERM INVESTMENTS (1.01%)
Money Market Fund (1.01%)
Invesco Government & Agency Portfolio, Institutional Class	0.030%	17,893,181	17,893,181

TOTAL SHORT TERM INVESTMENTS
(Cost $17,893,181)			17,893,181

TOTAL INVESTMENTS (100.07%)
(Cost $1,166,088,170)			$1,773,145,946

Liabilities In Excess Of Other Assets (-0.07%)			(1,181,526)

NET ASSETS (100.00%)			$1,771,964,420

(a)	Non-Income Producing Security.

14	www.vulcanvaluepartners.com

Vulcan Value Partners Fund	Statement of Investments

April 30, 2021

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Accompanying Notes to Financial Statements.

Annual Report | April 30, 2021	15

Statement of Investments	Vulcan Value Partners Small Cap Fund

April 30, 2021

		Value
	Shares	(Note 2)
COMMON STOCKS (93.52%)
Consumer, Cyclical (7.38%)
Home Furnishings (4.58%)
Herman Miller, Inc.	725,497	$30,108,125
Howden Joinery Group PLC(a)	671,267	7,497,973
Tempur Sealy International, Inc.	241,497	9,210,696
		46,816,794

Office Furnishings (2.80%)
Knoll, Inc.	1,194,145	28,540,066

TOTAL CONSUMER, CYCLICAL		75,356,860

Consumer, Non-cyclical (23.81%)
Commercial Services (20.04%)
ABM Industries, Inc.	898,899	46,212,398
Boyd Group Services, Inc.	97,743	18,153,805
Colliers International Group, Inc.	410,647	44,300,599
ISS A/S(a)	3,247,816	61,670,383
Sdiptech AB, Class B(a)	763,648	34,278,486
		204,615,671

Food (3.77%)
Premium Brands Holdings Corp.	396,079	38,530,013

TOTAL CONSUMER, NON-CYCLICAL		243,145,684

Financial (27.38%)
Diversified Financial Services (16.02%)
PROG Holdings, Inc.	874,578	44,551,004
Upstart Holdings, Inc.(a)	641,762	69,964,893
Virtus Investment Partners, Inc.	179,639	49,124,081
		163,639,978

Real Estate (9.56%)
Cushman & Wakefield PLC(a)	3,603,210	61,254,570
Jones Lang LaSalle, Inc.(a)	193,281	36,319,433
		97,574,003

REITS (1.80%)
Park Hotels & Resorts, Inc.(a)	824,950	18,404,634

TOTAL FINANCIAL		279,618,615

16	www.vulcanvaluepartners.com

Vulcan Value Partners Small Cap Fund	Statement of Investments

April 30, 2021

		Value
	Shares	(Note 2)
Industrial (28.76%)
Aerospace/Defense (3.54%)
Meggitt PLC(a)	5,617,451	$36,152,027

Building Materials (10.16%)
Curtiss-Wright Corp.	253,075	32,368,292
Forterra PLC(a)	9,238,118	37,254,077
Ibstock PLC	8,340,038	25,431,651
Victoria PLC(a)	644,755	8,726,262
		103,780,282

Electrical Components & Equipment (8.57%)
Acuity Brands, Inc.	191,314	35,492,573
EnerSys	309,149	28,311,866
Littelfuse, Inc.	89,558	23,754,364
		87,558,803

Electronics (2.38%)
Ituran Location and Control, Ltd.	1,111,660	24,289,771

Miscellaneous Manufacturing (4.11%)
Carlisle Cos., Inc.	219,165	42,002,972

TOTAL INDUSTRIAL		293,783,855

Technology (6.19%)
Software (6.19%)
Cerence, Inc.(a)	655,497	63,196,466

TOTAL TECHNOLOGY		63,196,466

TOTAL COMMON STOCKS
(Cost $658,599,533)		955,101,480

Annual Report | April 30, 2021	17

Statement of Investments	Vulcan Value Partners Small Cap Fund

April 30, 2021

	7-Day		Value
	Yield	Shares	(Note 2)
SHORT TERM INVESTMENTS (5.18%)
Money Market Fund (5.18%)
Invesco Government & Agency Portfolio, Institutional Class	0.030%	52,936,494	$52,936,494

TOTAL SHORT TERM INVESTMENTS
(Cost $52,936,494)			52,936,494

TOTAL INVESTMENTS (98.70%)
(Cost $711,536,027)			$1,008,037,974

Other Assets In Excess Of Liabilities (1.30%)			13,241,591

NET ASSETS (100.00%)			$1,021,279,565

(a)	Non-Income Producing Security.

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Accompanying Notes to Financial Statements.

18	www.vulcanvaluepartners.com

Statements of Assets and Liabilities

April 30, 2021

	Vulcan Value Partners Fund	Vulcan Value Partners Small Cap Fund
ASSETS:
Investments, at value	$1,773,145,946	$1,008,037,974
Cash	–	4,223,653
Foreign currency, at value (Cost $– and $51,136)	–	50,967
Receivable for investments sold	–	15,871,140
Receivable for shares sold	733,196	20,076,536
Dividends receivable	143,855	568,348
Other assets	16,872	12,913
Total assets	1,774,039,869	1,048,841,531

LIABILITIES:
Payable for investments purchased	–	19,721,905
Payable for shares redeemed	596,329	6,914,740
Payable to adviser	1,207,078	720,112
Payable for administration fees	83,079	47,143
Payable for transfer agency fees	17,606	18,542
Payable for delegated transfer agent equivalent services fees	60,424	52,213
Payable for professional fees	28,334	24,066
Payable for trustee fees and expenses	33,490	17,968
Payable for principal financial officer fees	1,656	889
Accrued expenses and other liabilities	47,453	44,388
Total liabilities	2,075,449	27,561,966
NET ASSETS	$1,771,964,420	$1,021,279,565

NET ASSETS CONSIST OF:

Paid-in capital (Note 5)	$1,102,715,891	$700,583,492
Total distributable earnings	669,248,529	320,696,073
NET ASSETS	$1,771,964,420	$1,021,279,565

INVESTMENTS, AT COST	$1,166,088,170	$711,536,027

See Accompanying Notes to Financial Statements.

Annual Report | April 30, 2021	19

Statements of Assets and Liabilities

April 30, 2021

	Vulcan Value Partners Fund	Vulcan Value Partners Small Cap Fund
PRICING OF SHARES:
Investor Class:
Net Asset Value, offering and redemption price per share	$29.87	$22.62
Net Assets	$624,789,371	$310,600,434
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	20,916,580	13,731,946
Institutional Class:
Net Asset Value, offering and redemption price per share	29.93	22.70
Net Assets	1,147,175,049	710,679,131
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	38,325,527	31,313,545

See Accompanying Notes to Financial Statements.

20	www.vulcanvaluepartners.com

Statements of Operations

For the Year Ended April 30, 2021

	Vulcan Value Partners Fund	Vulcan Value Partners Small Cap Fund
INVESTMENT INCOME:
Dividends	$8,102,353	$3,916,048
Foreign taxes withheld	(1,013,908)	(163,875)
Total investment income	7,088,445	3,752,173

EXPENSES:
Investment advisory fees (Note 6)	14,198,288	7,105,801
Administrative fees	438,494	197,277
Transfer agency fees	91,933	95,067
Delegated transfer agent equivalent services fees
Investor Class	24,418	17,820
Institutional Class	442,180	225,283
Professional fees	43,674	31,144
Custodian fees	66,061	78,722
Principal financial officer fees	10,746	4,547
Trustee fees and expenses	71,848	33,596
Recoupment of previously waived fees
Investor Class	–	32,352
ReFlow Fees (Note 2)	175,201	–
Other	129,778	88,214
Total expenses before waiver	15,692,621	7,909,823
Less fees waived/reimbursed by investment adviser (Note 6)
Investor Class	–	(9,343)
Institutional Class	(2,373,402)	(1,148,576)
Total net expenses	13,319,219	6,751,904
NET INVESTMENT LOSS	(6,230,774)	(2,999,731)

Net realized gain on investments(a)	192,466,157	75,839,130
Net realized gain/(loss) on foreign currency transactions	313,121	(71,717)
Net realized gain	192,779,278	75,767,413
Net change in unrealized appreciation of investments	470,375,931	341,601,044
Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities denominated in foreign currencies	(74,717)	23,235
Net change in unrealized appreciation	470,301,214	341,624,279
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	663,080,492	417,391,692
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$656,849,718	$414,391,961

(a)	See Note 2 for gain/(loss) on In-Kind transactions.

See Accompanying Notes to Financial Statements.

Annual Report | April 30, 2021	21

Statements of Changes in Net Assets	Vulcan Value Partners Fund

	For the Year Ended April 30, 2021	For the Year Ended April 30, 2020
OPERATIONS:
Net investment income/(loss)	$(6,230,774)	$3,207,527
Net realized gain	192,779,278	52,662,922
Net change in unrealized appreciation/(depreciation)	470,301,214	(90,186,778)
Net increase/(decrease) in net assets resulting from operations	656,849,718	(34,316,329)

DISTRIBUTIONS TO SHAREHOLDERS (Note 3):
From distributable earnings
Investor Class	(19,870,128)	(32,843,455)
Institutional Class(a)	(31,231,578)	(33,490,625)
Net decrease in net assets from distributions	(51,101,706)	(66,334,080)

SHARE TRANSACTIONS (Note 5):
Investor Class
Proceeds from sales of shares	45,405,149	181,355,243
Issued to shareholders in reinvestment of distributions	16,646,680	28,416,427
Cost of shares redeemed, net of redemption fees	(170,166,165)	(974,172,281)
Institutional Class(a)
Proceeds from sales of shares	334,177,937	970,339,907
Issued to shareholders in reinvestment of distributions	28,723,974	31,558,042
Cost of shares redeemed, net of redemption fees	(357,606,665)	(152,367,669)
Net increase/(decrease) from share transactions	(102,819,090)	85,129,669

Net increase/(decrease) in net assets	502,928,922	(15,520,740)

NET ASSETS:
Beginning of year	1,269,035,498	1,284,556,238
End of year	$1,771,964,420	$1,269,035,498

(a)	Institutional Class inception date was May 1, 2019.

See Accompanying Notes to Financial Statements.

22	www.vulcanvaluepartners.com

Vulcan Value Partners Small Cap Fund	Statements of Changes in Net Assets

	For the Year Ended April 30, 2021	For the Year Ended April 30, 2020
OPERATIONS:
Net investment income/(loss)	$(2,999,731)	$3,643,849
Net realized gain/(loss)	75,767,413	(30,000,442)
Net change in unrealized appreciation/(depreciation)	341,624,279	(118,083,682)
Net increase/(decrease) in net assets resulting from operations	414,391,961	(144,440,275)

DISTRIBUTIONS TO SHAREHOLDERS (Note 3):
From distributable earnings
Investor Class	(230,257)	(11,207,675)
Institutional Class(a)	(806,241)	(12,648,479)
Net decrease in net assets from distributions	(1,036,498)	(23,856,154)

SHARE TRANSACTIONS (Note 5):
Investor Class
Proceeds from sales of shares	79,124,618	48,105,590
Issued to shareholders in reinvestment of distributions	178,374	9,756,596
Cost of shares redeemed, net of redemption fees	(73,500,292)	(371,647,565)
Institutional Class(a)
Proceeds from sales of shares	337,038,134	415,146,676
Issued to shareholders in reinvestment of distributions	690,932	11,957,260
Cost of shares redeemed, net of redemption fees	(136,486,323)	(87,317,255)
Net increase from share transactions	207,045,443	26,001,302

Net increase/(decrease) in net assets	620,400,906	(142,295,127)

NET ASSETS:
Beginning of year	400,878,659	543,173,786
End of year	$1,021,279,565	$400,878,659

(a)	Institutional Class inception date was May 1, 2019.

See Accompanying Notes to Financial Statements.

Annual Report | April 30, 2021	23

Financial Highlights

For a share outstanding throughout the years presented.

Investor Class
NET ASSET VALUE, BEGINNING OF PERIOD
INCOME/(LOSS) FROM OPERATIONS:
Net investment income/(loss)(a)
Net realized and unrealized gain/(loss) on investments
Total from investment operations

LESS DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
From net realized gains on investments
Total distributions

Redemption fees added to paid-in capital
Increase/(decrease) in net asset value
NET ASSET VALUE, END OF YEAR

Total return

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of year (000's)

Ratio of expenses to average net assets without fee waivers/reimbursements
Ratio of expenses to average net assets including fee waivers/reimbursements

Net investment income/(loss) to average net assets including fee waivers/reimbursements

Portfolio turnover rate

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $0.005 per share.

See Accompanying Notes to Financial Statements.

24	www.vulcanvaluepartners.com

Vulcan Value Partners Fund

For the Year Ended April 30, 2021	For the Year Ended April 30, 2020	For the Year Ended April 30, 2019	For the Year Ended April 30, 2018	For the Year Ended April 30, 2017
$19.50	$21.05	$21.39	$19.30	$17.17

(0.14)	0.03	0.08	0.09	0.18
11.42	(0.53)	1.13	2.35	2.18
11.28	(0.50)	1.21	2.44	2.36

0.00 (b)	0.00 (b)	(0.13)	(0.12)	(0.23)
(0.91)	(1.05)	(1.42)	(0.23)	–
(0.91)	(1.05)	(1.55)	(0.35)	(0.23)

0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
10.37	(1.55)	(0.34)	2.09	2.13
$29.87	$19.50	$21.05	$21.39	$19.30

58.62%	(3.15%)	6.80%	12.72%	13.85%

$624,789	$500,309	$1,284,556	$1,314,519	$1,284,669

1.08%	1.09%	1.08%	1.08%	1.07%
1.08%	1.09%	1.08%	1.08%	1.07%
(0.57%)	0.12%	0.38%	0.46%	1.01%

67%	80%	73%	50%	49%

See Accompanying Notes to Financial Statements.

Annual Report | April 30, 2021	25

Financial Highlights	Vulcan Value Partners Fund

For a share outstanding throughout the periods presented.

Institutional Class	For the Year Ended April 30, 2021	For the Period May 1, 2019 (Inception) to April 30, 2020
NET ASSET VALUE, BEGINNING OF PERIOD	$19.52	$21.02
INCOME/(LOSS) FROM OPERATIONS:
Net investment income/(loss)(a)	(0.09)	0.09
Net realized and unrealized gain/(loss) on investments	11.46	(0.51)
Total from investment operations	11.37	(0.42)

LESS DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(0.05)	(0.03)
From net realized gains on investments	(0.91)	(1.05)
Total distributions	(0.96)	(1.08)

Redemption fees added to paid-in capital	0.00 (b)	0.00 (b)
Increase/(decrease) in net asset value	10.41	(1.50)
NET ASSET VALUE, END OF YEAR	$29.93	$19.52

Total return	59.02%	(2.83%)

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of year (000's)	$1,147,175	$768,726

Ratio of expenses to average net assets without fee waivers/reimbursements	1.12%	1.14%
Ratio of expenses to average net assets including fee waivers/reimbursements	0.85%	0.85%
Net investment income/(loss) to average net assets including fee waivers/reimbursements	(0.36%)	0.40%

Portfolio turnover rate	67%	80%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $0.005 per share.

See Accompanying Notes to Financial Statements.

26	www.vulcanvaluepartners.com

Intentionally Left Blank

Financial Highlights

For a share outstanding throughout the years presented.

Investor Class
NET ASSET VALUE, BEGINNING OF PERIOD
INCOME/(LOSS) FROM OPERATIONS:
Net investment income/(loss)(a)
Net realized and unrealized gain/(loss) on investments
Total from investment operations

LESS DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
From net realized gains on investments
Total distributions

Redemption fees added to paid-in capital
Increase/(decrease) in net asset value
NET ASSET VALUE, END OF YEAR

Total return

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of year (000's)

Ratio of expenses to average net assets without fee waivers/reimbursements
Ratio of expenses to average net assets including fee waivers/reimbursements

Net investment income/(loss) to average net assets including fee waivers/reimbursements

Portfolio turnover rate

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $0.005 per share.

See Accompanying Notes to Financial Statements.

28	www.vulcanvaluepartners.com

Vulcan Value Partners Small Cap Fund

For the Year Ended April 30, 2021	For the Year Ended April 30, 2020	For the Year Ended April 30, 2019	For the Year Ended April 30, 2018	For the Year Ended April 30, 2017
$12.01	$17.31	$19.52	$20.16	$16.58

(0.10)	0.12	0.10	0.02	0.03
10.73	(4.57)	0.38	0.59	3.61
10.63	(4.45)	0.48	0.61	3.64

(0.02)	(0.08)	(0.12)	(0.03)	(0.06)
–	(0.77)	(2.57)	(1.22)	–
(0.02)	(0.85)	(2.69)	(1.25)	(0.06)

0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
10.61	(5.30)	(2.21)	(0.64)	3.58
$22.62	$12.01	$17.31	$19.52	$20.16

88.51%	(27.28%)	4.76%	3.08%	21.97%

$310,600	$153,249	$543,174	$1,196,558	$1,255,606

1.25%	1.26%	1.27%	1.24%	1.25%
1.25%	1.25%	1.25%	1.24%	1.25%
(0.65%)	0.75%	0.54%	0.08%	0.18%

75%	102%	68%	68%	52%

Annual Report | April 30, 2021	29

Financial Highlights	Vulcan Value Partners Small Cap Fund

For a share outstanding throughout the periods presented.

Institutional Class	For the Year Ended April 30, 2021	For the Period May 1, 2019 (Inception) to April 30, 2020
NET ASSET VALUE, BEGINNING OF PERIOD	$12.03	$17.18
INCOME/(LOSS) FROM OPERATIONS:
Net investment income/(loss)(a)	(0.06)	0.12
Net realized and unrealized gain/(loss) on investments	10.77	(4.41)
Total from investment operations	10.71	(4.29)

LESS DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(0.04)	(0.09)
From net realized gains on investments	–	(0.77)
Total distributions	(0.04)	(0.86)

Redemption fees added to paid-in capital	0.00 (b)	0.00 (b)
Increase/(decrease) in net asset value	10.67	(5.15)
NET ASSET VALUE, END OF YEAR	$22.70	$12.03

Total return	89.07%	(26.56%)

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of year (000's)	$710,679	$247,629

Ratio of expenses to average net assets without fee waivers/reimbursements	1.29%	1.32%
Ratio of expenses to average net assets including fee waivers/reimbursements	1.00%	1.00%
Net investment income/(loss) to average net assets including fee waivers/reimbursements	(0.39%)	0.76%

Portfolio turnover rate	75%	102%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $0.005 per share.

See Accompanying Notes to Financial Statements.

30	www.vulcanvaluepartners.com

Notes to Financial Statements

April 30, 2021

1. ORGANIZATION

Financial Investors Trust (the “Trust”) is organized as a Delaware statutory trust and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust consists of multiple separate portfolios or series. This annual report describes the Vulcan Value Partners Fund and Vulcan Value Partners Small Cap Fund (each a “Fund” and collectively, the “Funds”). The Funds seek to achieve long-term capital appreciation. The Funds offer Investor Class and Institutional Class shares.

2. SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including policies specific to investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The Funds are considered an investment company for financial reporting purposes under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946. The following is a summary of significant accounting policies consistently followed by the Funds in preparation of their financial statements.

Investment Valuation: The Funds generally value their securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

For equity securities and mutual funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day. Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies, which are priced as equity securities.

The market price for debt obligations is generally the quote supplied by an independent third-party pricing service approved by the Board of Trustees of the Trust (the “Board” or the “Trustees”), which may use a matrix, formula or other objective method that takes into consideration quotations from dealers, market transactions in comparable investments, market indices and yield curves. If vendors are unable to supply a quote, or if the quote supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more broker–dealers that make a market in the security.

Equity securities that are primarily traded on foreign securities exchanges are valued at the preceding closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value. In such an event, the fair values of those securities are determined in good faith through consideration of other factors in accordance with procedures established by and under the general supervision of the Board.

Annual Report | April 30, 2021	31

Notes to Financial Statements

April 30, 2021

When such prices or quotations are not available, or when Vulcan Value Partners, LLC (the “Adviser”) believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

Fair Value Measurements: A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available. Various inputs are used in determining the value of each Fund’s investments as of the reporting period end. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –	Significant unobservable prices or inputs (including the Funds’ own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of each input used to value each Fund’s investments as of April 30, 2021:

Vulcan Value Partners Fund:
		Level 2 - Other	Level 3 -
	Level 1 -	Significant	Significant
	Unadjusted	Observable	Unobservable
Investments in Securities at Value	Quoted Prices	Inputs	Inputs	Total
Common Stocks(a)	$1,755,252,765	$–	$–	$1,755,252,765
Short Term Investments	17,893,181	–	–	17,893,181
TOTAL	$1,773,145,946	$–	$–	$1,773,145,946

Vulcan Value Partners Small Cap Fund:
		Level 2 - Other	Level 3 -
	Level 1 -	Significant	Significant
	Unadjusted	Observable	Unobservable
Investments in Securities at Value	Quoted Prices	Inputs	Inputs	Total
Common Stocks(a)	$955,101,480	$–	$–	$955,101,480
Short Term Investments	52,936,494	–	–	52,936,494
TOTAL	$1,008,037,974	$–	$–	$1,008,037,974

(a)	For detailed descriptions, see the accompanying Statements of Investments.

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Notes to Financial Statements

April 30, 2021

For the year ended April 30, 2021, the Funds did not have any securities that used significant unobservable inputs (Level 3) in determining fair value.

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Realized gains and losses from investment transactions are reported on an identified cost basis, which is the same basis the Funds use for federal income tax purposes. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned. Dividend income is recognized on the ex-dividend date or, for certain foreign securities, as soon as information is available to the Funds. All of the realized and unrealized gains and losses and net investment income, are allocated daily to each class in proportion to its average daily net assets.

ReFlow Liquidity Program: Each Fund may participate in the ReFlow liquidity program, which is designed to provide an alternative liquidity source for mutual funds experiencing net redemptions of their shares. Pursuant to the program, ReFlow Fund, LLC (“ReFlow”) provides participating mutual funds with a source of cash to meet net shareholder redemptions by standing ready each business day to purchase fund shares up to the value of the net shares redeemed by other shareholders that are to settle the next business day. ReFlow will purchase shares of the Fund at net asset value and will not be subject to any investment minimums. Following purchases of Fund shares, ReFlow then generally redeems those shares when the Fund experiences net subscriptions, at the end of a maximum holding period determined by ReFlow (currently 28 days), or at other times as the Fund may request. ReFlow may choose to redeem its position in the Fund with an in-kind transfer of securities, instead of cash, enabling the Fund to avoid a realization of capital gains on the securities it transfers. ReFlow will not be subject to any short-term redemption fees. While ReFlow holds Fund shares, it will have the same rights and privileges with respect to those shares as any other shareholder. For use of the ReFlow service, a Fund pays a fee to ReFlow each time it purchases Fund shares, calculated by applying to the purchase amount a fee rate determined through an automated daily auction among participating mutual funds. The current minimum fee rate is 0.20% of the value of the Fund shares purchased by ReFlow although the Fund may submit a bid at a higher fee rate if it determines that doing so is in the best interest of Fund shareholders. In accordance with federal securities laws, ReFlow is prohibited from acquiring more than 3% of the outstanding voting securities of a Fund. There is no assurance that ReFlow will have sufficient funds available to meet the Funds’ liquidity needs on a particular day. During the year ended April 30, 2021, only the Vulcan Value Partner Fund participated in ReFlow. Fees associated with ReFlow are disclosed in the Statements of Operations.

Real Estate Investment Trusts (“REITs”): The Funds may invest a portion of their assets in REITs and are subject to certain risks associated with direct investment in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareowners, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”), or its failure to maintain exemption from registration under the 1940 Act. A Fund’s investments in REITs may result in such Fund’s receipt of cash in excess of the REITs’ earnings. If the Fund receives such distributions all or a portion of these distributions will constitute a return of capital to such Fund. Receiving a return of capital distribution from REITs will reduce the amount of income available to be distributed to Fund shareholders. Income from

Annual Report | April 30, 2021	33

Notes to Financial Statements

April 30, 2021

REITs generally will not be eligible for treatment as qualified dividend income. As the final character of the distributions is not known until reported by the REITs on their 1099s, the Funds utilize an average of the prior year’s reallocation information as an estimate for the current year character of distributions.

Foreign Securities: The Funds may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible reevaluation of currencies, the inability to repatriate foreign currency, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE (normally, 4:00 p.m. Eastern Time). The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

In-Kind Redemptions: During the year ended April 30, 2021, the Vulcan Value Partners Fund distributed portfolio securities rather than cash as payment for certain redemptions of fund shares (in-kind redemptions) in the amount of $77,761,829. For financial reporting purposes, the Vulcan Value Partners Fund recognized gains on the in-kind redemptions in the amount of $46,669,008. The Vulcan Value Partners Small Cap Fund did not have any in-kind transactions during the year ended April 30, 2021. For tax purposes, the gains are not recognized.

Trust Expenses: Some expenses of the Trust can be directly attributed to the Funds. Expenses which cannot be directly attributed are apportioned among all funds in the Trust based on average net assets of each fund.

Fund Expenses: Expenses that are specific to a Fund are charged directly to that Fund.

Federal Income Taxes: Each Fund complies with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains, if any, each year so that it will not be subject to excise tax on undistributed income and gains. The Funds are not subject to income taxes to the extent such distributions are made.

As of and during the year ended April 30, 2021, the Funds did not have a liability for any unrecognized tax benefits. The Funds file U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

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Notes to Financial Statements

April 30, 2021

Distributions to Shareholders: Each Fund normally pays dividends and distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from dividends and other income each Fund receives from its investments, including short-term capital gains. Long term capital gain distributions are derived from gains realized when each Fund sells a security it has owned for more than a year. Each Fund may make additional distributions and dividends at other times if the portfolio manager believes doing so may be necessary for each Fund to avoid or reduce taxes.

Epidemic and Pandemic Risk: Certain countries have been susceptible to epidemics, most recently COVID-19, which has been designated as a pandemic by world health authorities. The outbreak of such epidemics, together with any resulting restrictions on travel or quarantines imposed, could have a negative impact on the economy and business activity globally (including in the countries in which we invest), and thereby could adversely affect the performance of our investments. Furthermore, the rapid development of epidemics could preclude prediction as to their ultimate adverse impact on economic and market conditions, and, as a result, present material uncertainty and risk with respect to us and the performance of our investments.

Libor Risk: In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (“ASU”) No. 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The Funds’ investments, payment obligations, and financing terms may be based on floating rates, such as the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. On November 30, 2020, the administrator of LIBOR announced its intention to delay the phase out of the majority of the U.S. dollar LIBOR publications until June 30, 2023, with the remainder of LIBOR publications to still end at the end of 2021. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Funds’ transactions and the financial markets generally. As such, the potential effect of a transition away from LIBOR on the Funds or the Funds’ investments cannot yet be determined.

3. TAX BASIS INFORMATION

Reclassifications: As of April 30, 2021 permanent differences in book and tax accounting were reclassified. These differences had no effect on net assets and were primarily attributed to in-kind redemptions. The reclassifications were as follows:

		Distributable
Fund	Paid-in Capital	earnings
Vulcan Value Partners Fund	$46,533,920	$(46,533,920)
Vulcan Value Partners Small Cap Fund	–	–

Annual Report | April 30, 2021	35

Notes to Financial Statements

April 30, 2021

Tax Basis of Investments: As of April 30, 2021, the aggregate cost of investments, gross unrealized appreciation/(depreciation) and net unrealized appreciation for federal tax purposes was as follows:

	Vulcan Value Partners Fund	Vulcan Value Partners Small Cap Fund
Gross appreciation
(excess of value over tax cost)	$603,860,070	$291,604,213
Gross depreciation
(excess of tax cost over value)	(1,046,803)	(6,594,739)
Net depreciation of foreign currency	–	10,485
Net unrealized appreciation	$602,813,267	$285,019,959
Cost of investments for income tax purposes	$1,170,332,679	$723,028,500

Components of Earnings: As of April 30, 2021, components of distributable earnings were as follows:

	Vulcan Value Partners Fund	Vulcan Value Partners Small Cap Fund
Undistributed ordinary income	$4,599,411	$20,338,896
Accumulated capital gains	61,835,851	15,337,218
Net unrealized appreciation on investments	602,813,267	285,019,959
Total	$669,248,529	$320,696,073

Tax Basis of Distributions to Shareholders: The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain were recorded by each Fund.

The tax character of distributions paid by the Funds for the fiscal year ended April 30, 2021 were as follows:

	Ordinary Income	Long-Term Capital Gain
2021
Vulcan Value Partners Fund	$1,593,194	$49,508,512
Vulcan Value Partners Small Cap Fund	1,036,498	–

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Notes to Financial Statements

April 30, 2021

The tax character of distributions paid by the Funds for the fiscal year ended April 30, 2020 were as follows:

	Ordinary Income	Long-Term Capital Gain
2020
Vulcan Value Partners Fund	$27,684,241	$38,649,839
Vulcan Value Partners Small Cap Fund	9,335,803	14,520,351

4. SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales of securities (excluding short-term securities and in-kind redemptions) during the year ended April 30, 2021 were as follows:

Fund	Purchases of Securities	Proceeds From Sales of Securities
Vulcan Value Partners Fund	$932,568,790	$1,011,505,821
Vulcan Value Partners Small Cap Fund	603,897,636	447,092,981

5. SHARES OF BENEFICIAL INTEREST

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. Holders of the shares of the Funds of the Trust have one vote for each share held and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are transferable and redeemable at the option of the shareholder. Purchasers of the shares do not have any obligation to make payments to the Trust or its creditors solely by reason of the purchasers’ ownership of the shares. Shares have no pre-emptive rights.

Prior to May 14, 2020, shares redeemed within 90 days of purchase may incur a 2% short-term redemption fee deducted from the redemption amount. Effective May 14, 2020, the Funds will no longer impose a redemption fee. The Vulcan Value Partners Fund and the Vulcan Value Partners Small Cap Fund retained $32,866 and $15,978, respectively, for the year ended April 30, 2021, and $64,738 and $53,717, respectively, for the year ended April 30, 2020.

Annual Report | April 30, 2021	37

Notes to Financial Statements

April 30, 2021

Transactions in shares of capital stock for the dates listed below were as follows:

Vulcan Value Partners Fund
	For the Year Ended	For the Year Ended
	April 30, 2021	April 30, 2020
Shares Sold
Investor Class	1,913,376	8,592,593
Institutional Class	13,337,480	45,052,843
Shares Issued in Reinvestment of Dividends
Investor Class	644,471	1,225,786
Institutional Class	1,110,749	1,358,666
Less Shares Redeemed
Investor Class	(7,304,502)	(45,177,914)
Institutional Class	(15,501,238)	(7,032,973)
Net Increase/(Decrease)	(5,799,664)	4,019,001

Vulcan Value Partners Small Cap Fund
	For the Year Ended	For the Year Ended
	April 30, 2021	April 30, 2020
Shares Sold
Investor Class	5,516,025	3,210,869
Institutional Class	19,908,018	25,839,809
Shares Issued in Reinvestment of Dividends
Investor Class	10,164	550,493
Institutional Class	39,257	673,056
Less Shares Redeemed
Investor Class	(4,556,028)	(22,380,086)
Institutional Class	(9,214,837)	(5,931,759)
Net Increase	11,702,599	1,962,382

6. MANAGEMENT AND RELATED-PARTY TRANSACTIONS

The Adviser, subject to the authority of the Board, is responsible for the overall management and administration of the Funds’ business affairs. The Adviser manages the investments of the Funds in accordance with each Fund’s investment objective, policies and limitations and investment guidelines established jointly by the Adviser and the Board. Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”), the Funds pay the Adviser an annual management fee of 1.00% and 1.15% for Vulcan Value Partners Fund and Vulcan Value Partners Small Cap Fund, respectively, based on each Fund’s average daily net assets. The management fee is paid on a monthly basis.

The Adviser has contractually agreed to limit the Vulcan Value Partners Fund’s total annual fund operating expenses (exclusive of Acquired Fund Fees and Expenses, brokerage expenses, interest

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Notes to Financial Statements

April 30, 2021

expense, taxes and extraordinary expenses) to 1.25% and 0.85% of the Fund’s average daily net assets with respect to Investor Class shares and Institutional Class shares, respectively.

The Adviser has contractually agreed to limit the Vulcan Value Partners Small Cap Fund’s total annual fund operating expenses (exclusive of Acquired Fund Fees and Expenses, brokerage expenses, interest expense, taxes and extraordinary expenses) to 1.25% and 1.00% of the Fund’s average daily net assets with respect to Investor Class shares and Institutional Class shares, respectively.

These agreements (the “Expense Agreements”) are in effect from September 1, 2020 through August 31, 2021. The prior Expense Agreements were in effect from September 1, 2019 through August 31, 2020. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through the Expense Agreements to the extent that a Fund’s expenses in later periods fall below the expense cap in effect at the time of waiver or reimbursement. Notwithstanding the foregoing, the Funds will not be obligated to pay any such fees and expenses more than three years after the date of the waiver or reimbursement. The Adviser may not discontinue or modify this waiver prior to August 31, 2021 without the approval by the Funds’ Board.

For the year ended April 30, 2021, the fee waivers and/or reimbursements and recoupment amounts were as follows:

Fund	Fees Waived/Reimbursed By Adviser	Recoupment of Previously Waived Fees by Adviser
Vulcan Value Partners Fund
Investor	$–	$–
Institutional	(2,373,402)	–
Vulcan Value Partners Small Cap Fund
Investor	(9,343)	32,352
Institutional	(1,148,576)	–

As of April 30, 2021, the balances of recoupable expenses for each Fund were as follows:

Fund	Expires 2022	Expires 2023	Expires 2024	Total
Vulcan Value Partners Fund
Investor	$–	$–	$–	$–
Institutional	–	1,571,670	2,373,402	3,945,072
Vulcan Value Partners Small Cap Fund
Investor	50,751	43,468	9,343	103,562
Institutional	–	594,605	1,148,576	1,743,181

Annual Report | April 30, 2021	39

Notes to Financial Statements

April 30, 2021

Fund Administrator Fees and Expenses: ALPS Fund Services, Inc. (“ALPS”) serves as administrator to the Funds and the Funds have agreed to pay expenses incurred in connection with their administrative activities. Pursuant to an Administration Agreement, ALPS provides operational services to the Funds including, but not limited to fund accounting and fund administration and generally assist in each Fund’s operations. Officers of the Trust are employees of ALPS. The Funds’ administration fee is accrued on a daily basis and paid monthly. Administration fees paid by the Funds for the year ended April 30, 2021 are disclosed in the Statements of Operations.

ALPS is reimbursed by the Funds for certain out-of-pocket expenses.

Transfer Agent: ALPS serves as transfer, dividend paying and shareholder servicing agent for the Funds. ALPS receives an annual minimum fee, a fee based upon the number of shareholder accounts, and is also reimbursed by the Funds for certain out-of-pocket expenses. Transfer agent fees paid by the Funds for the year ended April 30, 2021 are disclosed in the Statements of Operations.

Compliance Services: ALPS provides services that assist the Trust’s chief compliance officer in monitoring and testing the policies and procedures of the Trust in conjunction with requirements under Rule 38a-1 under the 1940 Act and receives an annual base fee. ALPS is reimbursed for certain out-of-pocket expenses by the Funds. Vulcan pays this fee on behalf of the Funds.

Principal Financial Officer: ALPS receives an annual fee for providing principal financial officer services to the Funds. Principal financial officer fees paid by the Fund for the year ended April 30, 2021 are disclosed in the Statements of Operations.

Distributor: ALPS Distributors, Inc. (“ADI” or the “Distributor”) (an affiliate of ALPS) acts as the distributor of each Fund’s shares pursuant to a Distribution Agreement with the Trust. Shares are sold on a continuous basis by ADI as agent for the Funds, and ADI has agreed to use its best efforts to solicit orders for the sale of each Fund’s shares, although it is not obliged to sell any particular amount of shares. ADI is not entitled to any compensation for its services as Distributor. ADI is registered as a broker-dealer with the U.S. Securities and Exchange Commission. Certain intermediaries may charge networking, omnibus account or other administrative fees with respect to transactions in shares of the Funds. Transactions may be processed through the National Securities Clearing Corporation (“NSCC”) or similar systems or processed on a manual basis. These fees are paid by the Funds to the Distributor, which uses such fees to reimburse intermediaries. In the event an intermediary receiving payments from the Distributor on behalf of the Funds converts from a networking structure to an omnibus account structure or otherwise experiences increased costs, fees borne by the Funds may increase. Fees are disclosed on the Statements of Operations as “Delegated transfer agent equivalent services fees”.

Trustees: The fees and expenses of the Trustees of the Board are presented in the Statements of Operations.

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Notes to Financial Statements

April 30, 2021

7. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses which may permit indemnification to the extent permissible under applicable law. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. SUBSEQUENT EVENT

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued.

Annual Report | April 30, 2021	41

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Trustees of Financial Investors Trust

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Vulcan Value Partners Fund and Vulcan Value Partners Small Cap Fund (the "Funds"), two of the funds constituting the Financial Investors Trust, including the statements of investments, as of April 30, 2021, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Vulcan Value Partners Fund and Vulcan Value Partners Small Cap Fund of Financials Investors Trust as of April 30, 2021, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Denver, Colorado

June 28, 2021

We have served as the auditor of one or more investment companies advised by Vulcan Value Partners, LLC since 2010.

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Additional Information

April 30, 2021 (Unaudited)

1. FUND HOLDINGS

The Funds file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC's Web site at http://www.sec.gov. The Funds’ Form N-PORT reports are also available upon request by calling (toll-free) (866) 759-5679.

2. FUND PROXY VOTING POLICIES, PROCEDURES AND SUMMARIES

The Funds’ policies and procedures used in determining how to vote proxies and information regarding how the Fund voted proxies relating to portfolio securities during the most recent prior 12-month period ending June 30 are available without charge, (1) upon request, by calling (toll-free) (866)-759-5679 and (2) on the SEC’s website at http://www.sec.gov.

3. TAX DESIGNATIONS

The Funds designate the following for federal income tax purposes for the calendar year ended December 31, 2020:

	Qualified Dividend Income	Dividend Received Deduction
Vulcan Value Partners Fund	100.00%	100.00%
Vulcan Value Partners Small Cap Fund	100.00%	100.00%

In early 2021, if applicable, shareholders of record received this information for the distributions paid to them by the Funds during the calendar year 2020 via Form 1099. The Funds will notify shareholders in early 2022 of amounts paid to them by the Funds, if any, during the calendar year 2021.

Pursuant to Section 852(b)(3) of the Internal Revenue Code, the Vulcan Value Partners Fund designated $49,508,512 as long-term capital gain dividends.

Annual Report | April 30, 2021	43

Disclosure Regarding Approval of Fund Advisory Agreements

April 30, 2021 (Unaudited)

On December 8, 2020, the Trustees met via Zoom video conference to discuss, among other things, the renewal of the Investment Advisory Agreement between Vulcan Value Partners, LLC (“Vulcan”) and the Trust, with respect to the Vulcan Value Partners Fund and the Vulcan Value Partners Small Cap Fund (together, the “Vulcan Funds”), dated December 30, 2009, as amended (the “Vulcan Investment Advisory Agreement”), in accordance with Section 15(c) of the 1940 Act. In renewing and approving the Vulcan Investment Advisory Agreement, the Trustees, including the Independent Trustees, considered the following factors with respect to the Vulcan Funds:

Investment Advisory Fee Rate: The Trustees reviewed and considered the contractual annual advisory fees paid by the Trust, on behalf of the Vulcan Funds, to Vulcan, of 1.00% for the Vulcan Value Partners Fund and 1.15% for the Vulcan Value Partners Small Cap Fund, in light of the extent and quality of the advisory services provided by Vulcan to each of the Vulcan Funds.

The Board received and considered information including a comparison of the Investor Class and Institutional Class of each Vulcan Fund’s contractual advisory fee rate with those of funds in the peer group of funds provided based on an independent analysis by an independent provider of investment company data (the “Data Provider”). The Trustees noted that the contractual advisory fee rate of both classes of both Vulcan Funds was higher than the Data Provider peer group median. The Trustees also reviewed and considered the supplemental comparison prepared by the Data Provider at the request of Vulcan.

Total Net Expense Ratios: The Trustees further reviewed and considered that the total net expense ratios of the Institutional Class and the Investor Class of the Vulcan Value Partners Fund were higher than the peer group median in the independent analysis prepared by the Data Provider, the total net expense ratio of the Investor share class of the Vulcan Value Partners Small Cap Fund in the same analysis was higher than the Data Provider peer group median, and the Institutional share class of the Vulcan Value Partners Small Cap Fund in the same analysis was lower than the Data Provider peer group median. The Trustees also reviewed and considered the supplemental comparison prepared by the Data Provider at the request of Vulcan.

Nature, Extent, and Quality of the Services under the Investment Advisory Agreement: The Trustees received and considered information regarding the nature, extent, and quality of services provided to the Vulcan Funds under the Vulcan Investment Advisory Agreement. The Trustees reviewed certain background materials supplied by Vulcan in its presentation, including its Form ADV.

The Trustees reviewed and considered Vulcan’s investment advisory personnel, its history as an asset manager, and its performance and the amount of assets currently under management by Vulcan. The Trustees also reviewed the research and decision-making processes utilized by Vulcan, including the methods adopted to seek to achieve compliance with the investment objectives, policies, and restrictions of the Vulcan Funds.

The Trustees considered the background and experience of Vulcan’s management in connection with the Vulcan Funds, including reviewing the qualifications, backgrounds, and responsibilities of the management team primarily responsible for the day-to-day portfolio management of each Vulcan Fund and the extent of the resources devoted to research and analysis of actual and potential investments.

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Disclosure Regarding Approval of Fund Advisory Agreements

April 30, 2021 (Unaudited)

The Trustees also reviewed, among other things, Vulcan’s insider trading policies and procedures and its Code of Ethics.

Performance: The Trustees reviewed performance information in the independent analysis prepared by the Data Provider for the Investor Class and Institutional Class of the Vulcan Funds for the 3-month, 1-year, 3-year, 5-year, 10-year, and since inception periods, as applicable, ended September 30, 2020. That review included a comparison of each Vulcan Fund’s performance to the performance of a group of comparable funds selected by the Data Provider. The Trustees noted that both classes of the Vulcan Value Partners Fund outperformed the Data Provider peer group median for each applicable period, and that both classes of the Vulcan Value Partners Small Cap Fund generally underperformed the Data Provider peer group median for each applicable time period. The Trustees considered Vulcan’s discussion of its reputation generally and its investment techniques, risk management controls, and decision-making processes. The Trustees also reviewed and considered the supplemental comparison prepared by the Data Provider at the request of Vulcan.

Comparable Accounts: The Trustees noted certain information provided by Vulcan regarding fees charged to its other clients utilizing a strategy similar to that employed by the Vulcan Funds.

Profitability: The Trustees received and considered a profitability analysis prepared by Vulcan based on the fees payable under the Vulcan Investment Advisory Agreement.

Economies of Scale: The Trustees considered whether economies of scale in the provision of services to the Vulcan Funds will be passed along to the shareholders under the proposed agreements.

Other Benefits to the Adviser: The Trustees reviewed and considered any other incidental benefits derived or to be derived by Vulcan from its relationship with the Vulcan Funds, including whether soft dollar arrangements were used.

The Trustees, including all of the Independent Trustees, concluded that:

●	the contractual advisory fee rate of both classes of both Vulcan Funds in the independent analysis prepared by the Data Provider was higher than the Data Provider peer group median;

●	the total net expense ratios in the independent analysis prepared by the Data Provider of the Institutional Class and the Investor Class of the Vulcan Value Partners Fund were higher than the Data Provider peer group median, the total net expense ratio of the Investor Class of the Vulcan Value Partners Small Cap Fund in the same report was higher than the Data Provider peer group median, and the total net expense ratio of the Institutional Class of the Vulcan Value Partners Small Cap Fund in the same report was lower than the Data Provider peer group median;

●	the nature, extent, and quality of services rendered by Vulcan under the Vulcan Investment Advisory Agreement with respect to each Vulcan Fund were adequate;

Annual Report | April 30, 2021	45

Disclosure Regarding Approval of Fund Advisory Agreements

April 30, 2021 (Unaudited)

●	for the period ended September 30, 2020, in the independent analysis prepared by the Data Provider, both classes of the Vulcan Value Partners Fund outperformed the Data Provider peer group median for each applicable period, and both classes of the Vulcan Value Partners Small Cap Fund generally underperformed the Data Provider peer group median for each applicable time period;

●	bearing in mind the limitations of comparing different types of managed accounts and the different levels of service typically associated with such accounts, the fee structures applicable to Vulcan’s other clients employing a comparable strategy to any of the Vulcan Funds were not indicative of any unreasonableness with respect to the advisory fee payable by the Vulcan Funds;

●	the profit, if any, realized by Vulcan in connection with the operation of any of the Vulcan Funds is not unreasonable; and

●	there were no material economies of scale or other incidental benefits accruing to Vulcan in connection with its relationship with any of the Vulcan Funds.

Based on the Trustees’ deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, concluded that Vulcan’s compensation for investment advisory services is consistent with the best interests of each of the Vulcan Funds and their shareholders.

46	www.vulcanvaluepartners.com

Liquidity Risk Management Program

April 30, 2021 (Unaudited)

The Financial Investors Trust (the “Trust”) has established a liquidity risk management program (the “Program”) to govern the Trust’s approach to managing liquidity risk for each fund in the Trust (each a “Fund”). The Program is overseen by the Liquidity Committee (the “Committee”), a committee comprised of representatives of the Trust’s investment advisers, sub-advisers, and Officers of the Trust. The Trust’s Board of Trustees (the “Board”) has approved the designation of the Committee to oversee the Program.

The Program’s principal objectives include supporting each Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that a Fund will be unable to meet its redemption obligations in a timely manner. The Program also includes a number of elements that support the management and assessment of liquidity risk, including a periodic assessment of factors that influence a Fund’s liquidity and the periodic classification and re-classification of the Fund’s investments into groupings that reflect the Committee’s assessment of their relative liquidity under current market conditions.

At a meeting of the Board held on March 10, 2021, the Trustees received a report from the Committee regarding the design and operational effectiveness of the Program during 2020. The Committee determined, and reported to the Board, that the Program is reasonably designed to assess and manage each Fund’s liquidity risk and has operated adequately and effectively to manage each Fund’s liquidity risk since implementation.

The Committee reported that during the period covered by the report, there were no liquidity events that impacted the Funds or their ability to timely meet redemptions without dilution to existing shareholders. Among other things, the Board noted that the Funds are not required to have a highly liquid investment minimum based on their liquidity classifications. The Board further noted that no material changes have been made to the Program since its implementation.

Annual Report | April 30, 2021	47

Trustees and Officers

April 30, 2021 (Unaudited)

Additional information regarding the Fund’s trustees is included in the Statement of Additional Information, which can be obtained without charge by calling 855-344-3863.

INDEPENDENT TRUSTEES

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Mary K. Anstine, 1940	Trustee and Chairman	Ms. Anstine was elected at a special meeting of shareholders held on March 21, 1997 and re-elected at a special meeting of shareholders held on August 7, 2009. Ms. Anstine was appointed Chairman of the Board at the June 6, 2017 meeting of the Board of Trustees.	Ms. Anstine is Trustee/Director of AV Hunter Trust and Colorado Uplift Board.	31	Ms. Anstine is a Trustee of ALPS ETF Trust (17 funds); ALPS Variable Investment Trust (7 funds); Reaves Utility Income Fund (1 fund); and Segall Bryant & Hamill Trust through December 2020 (14 funds as of December 2020).
Jeremy W. Deems, 1976	Trustee	Mr. Deems was appointed as a Trustee at the March 11, 2008 meeting of the Board of Trustees and elected at a special meeting of shareholders held on August 7, 2009.	Mr. Deems is the Co-Founder and Chief Financial Officer of Green Alpha Advisors, LLC, a registered investment advisor, and Co-Portfolio Manager of the Shelton Green Alpha Fund.	31	Mr. Deems is a Trustee of ALPS ETF Trust (17 funds); ALPS Variable Investment Trust (7 funds); Clough Funds Trust (1 fund); and Reaves Utility Income Fund (1 fund).
Jerry G. Rutledge, 1944	Trustee	Mr. Rutledge was elected at a special meeting of shareholders held on August 7, 2009.	Mr. Rutledge is the President and owner of Rutledge’s Inc., a retail clothing business.	31	Mr. Rutledge is a Trustee of Clough Global Dividend and Income Fund (1 fund); Clough Global Equity Fund (1 fund); Clough Global Opportunities Fund (1 fund); and Principal Real Estate Income Fund (1 fund).

48	www.vulcanvaluepartners.com

Trustees and Officers

April 30, 2021 (Unaudited)

INDEPENDENT TRUSTEES (continued)

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Michael “Ross” Shell, 1970	Trustee	Mr. Shell was elected at a special meeting of shareholders held on August 7, 2009.	Mr. Shell is Founder and CEO of Red Idea, LLC, a strategic consulting/early stage venture firm (since June 2008). Mr. Shell serves on the Board of Directors of TalkBox, a phone/privacy booth company (since 2018) and DLVR, a package security company (since 2018). Mr. Shell served on the Advisory Board, St. Vrain School District Innovation Center (from 2015-2018). Mr. Shell graduated with honors from Stanford University with a degree in Political Science.	31	None.

Annual Report | April 30, 2021	49

Trustees and Officers

April 30, 2021 (Unaudited)

INTERESTED TRUSTEE

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Edmund J. Burke, 1961	Trustee	Mr. Burke was elected as Trustee at a special meeting of shareholders held on August 7, 2009.	Mr. Burke joined ALPS in 1991 and served as the President and Director of ALPS Holdings, Inc., and ALPS Advisors, Inc., and Director of ALPS Distributors, Inc., ALPS Fund Services, Inc. (“ALPS”), and ALPS Portfolio Solutions Distributor, Inc. (collectively, the “ALPS Companies”). Mr. Burke retired from the ALPS Companies in June 2019. Mr. Burke is currently a partner at ETF Action, a web-based system that provides data and analytics to registered investment advisers, (since 2020) and a Director of Alliance Bioenergy Plus, Inc., a technology company focused on emerging technologies in the renewable energy, biofuels, and bioplastics technology sectors (since 2020). Mr. Burke is deemed an interested Trustee by virtue of his prior positions with the ALPS Companies.	31	Mr. Burke is a Trustee of ALPS ETF Trust (17 funds); Clough Global Dividend and Income Fund (1 fund); Clough Global Equity Fund (1 fund); Clough Global Opportunities Fund (1 fund); Clough Funds Trust (1 fund); Liberty All-Star Equity Fund (1 fund); and Director of the Liberty All-Star Growth Fund, Inc. (1 fund).

50	www.vulcanvaluepartners.com

Trustees and Officers

April 30, 2021 (Unaudited)

OFFICERS

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***
Bradley J. Swenson, 1972*****	President	Mr. Swenson was appointed President of the Trust at the June 11, 2019 meeting of the Board of Trustees.	Mr. Swenson joined ALPS in 2004 and has served as its President since June 2019. In this role, he serves as an officer to certain other closed-end and open-end investment companies. He previously served as the Chief Operating Officer of ALPS (2015-2019). Mr. Swenson also previously served as Chief Compliance Officer to ALPS, its affiliated entities, and to certain ETF, closed-end and open-end investment companies (2004-2015). Because of his position with ALPS, Mr. Swenson is deemed an affiliate of the Trust as defined under the 1940 Act.
Dawn Cotten, 1977	President	Ms. Cotten was appointed President of the Trust at the June 8-9, 2021 meeting of the Trustees.	Ms. Cotten joined ALPS in 2009 and is currently Senior Vice President of Fund Administration and Relationship Management of ALPS. She has served in that role since January 2020. Prior to that, Ms. Cotten served as Senior Vice President of Relationship Management (2017-2020). Ms. Cotten served as a VP in Relationship Management from 2013-2017. Ms. Cotten also serves as President of ALPS Series Trust, Clough Funds Trust, Clough Global Dividend and Income Fund, and Clough Global Equity Fund and Clough Global Opportunities Fund.
Jennell Panella, 1974	Treasurer	Ms. Panella was appointed Treasurer of the Trust at the September 15, 2020 meeting of the Board of Trustees.	Ms. Panella joined ALPS in June 2012 and is currently Vice President and Fund Controller of ALPS Fund Services, Inc. Prior to joining ALPS, Ms. Panella served as Financial Reporting Manager for Parker Global Strategies, LLC (2009-2012). Because of her position with ALPS, Ms. Panella is deemed an affiliate of the Trust as defined under the 1940 Act.
Karen S. Gilomen, 1970*****	Secretary	Ms. Gilomen was appointed Secretary of the Trust at the December 13, 2016 meeting of the Board of Trustees.	Ms. Gilomen joined ALPS in August 2016 as Vice President and Senior Counsel. Prior to joining ALPS, Ms. Gilomen was Vice President - General Counsel & CCO of Monticello Associates, Inc. from 2010 to 2016. Because of her position with ALPS, Ms. Gilomen is deemed an affiliate of the Trust, as defined under the 1940 Act. Ms. Gilomen is also the Secretary of ALPS Variable Investment Trust and Reaves Utility Income Fund, and the Assistant Secretary of the WesMark Funds.
Cara Owen, 1981	Secretary	Ms. Owen was appointed Secretary of the Trust at the June 8-9, 2021 meeting of the Board of Trustees.	Vice President and Principal Legal Counsel, ALPS Fund Services, Inc. Prior to joining ALPS, Ms. Owen was Senior Counsel, Corporate & Investments, Great-West Life & Annuity Insurance Company; Senior Counsel & Assistant Secretary, Great-West Funds, Inc., Great-West Capital Management, LLC, Great-West Trust Company, LLC, and Advised Assets Group, LLC (2014-2019). Ms. Owen also serves as Secretary of ALPS ETF Trust, Vice President and Secretary of Boulder Growth & Income Fund, and Assistant Secretary of James Advantage Funds.

Annual Report | April 30, 2021	51

Trustees and Officers

April 30, 2021 (Unaudited)

OFFICERS (continued)

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***
Ted Uhl, 1974	Chief Compliance Officer (“CCO”)	Mr. Uhl was appointed CCO of the Trust at the June 8, 2010 meeting of the Board of Trustees.	Mr. Uhl joined ALPS in October 2006, and is currently Deputy Compliance Officer of ALPS. Prior to his current role, Mr. Uhl served as Senior Risk Manager for ALPS from October 2006 until June 2010. Before joining ALPS, Mr. Uhl served a Sr. Analyst with Enenbach and Associates (RIA), and a Sr. Financial Analyst at Sprint. Because of his position with ALPS, Mr. Uhl is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Uhl is also CCO of the Boulder Growth & Income Fund, Inc., Centre Funds, Index Funds, Reality Shares ETF Trust, Reaves Utility Income Fund and XAI Octagon Floating Rate & Alternative Income Term Trust.
Jennifer Craig, 1973	Assistant Secretary	Ms. Craig was appointed Assistant Secretary of the Trust at the June 8, 2016 meeting of the Board of Trustees.	Ms. Craig joined ALPS in 2007 and is currently Assistant Vice President and Paralegal Manager of ALPS. Because of her position with ALPS, Ms. Craig is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Craig is also Secretary of Principal Real Estate Income Fund, Assistant Secretary of ALPS ETF Trust, Clough Global Dividend and Income Fund, Clough Global Equity Fund, Clough Global Opportunities Fund, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. and Clerk of Goehring & Rozencwajg Investment Funds.

*	All communications to Trustees and Officers may be directed to Financial Investors Trust c/o 1290 Broadway, Suite 1000, Denver, CO 80203.

**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee serves an indefinite term, until such Trustees successor is elected and appointed, or such Trustee resigns or is deceased. Officers are elected on an annual basis.

***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

****	The Fund Complex includes all series of the Trust, currently 31, and any other investment companies for which any Trustee serves as trustee for and for which Vulcan Value Partners, LLC provides investment advisory services (currently none).

*****	Mr. Swenson resigned his position as President of the Trust effective June 9, 2021 and Ms. Gilomen resigned her position as Secretary of the Trust effective June 4, 2021.

52	www.vulcanvaluepartners.com

Privacy Policy

April 30, 2021 (Unaudited)

WHO WE ARE
Who is providing this notice?	Vulcan Value Partners Fund and Vulcan Value Partners Small Cap Fund.
WHAT WE DO
How do the Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How do the Funds collect my personal information?	We collect your personal information, for example, when you ● open an account ● provide account information or give us your contact information ● make a wire transfer or deposit money
Why can’t I limit all sharing?

Federal law gives you the right to limit only

● sharing for affiliates’ everyday business purposes-information about your creditworthiness

● affiliates from using your information to market to you

● sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Annual Report | April 30, 2021	53

Privacy Policy

April 30, 2021 (Unaudited)

FACTS	WHAT DO THE FUNDS DO WITH YOUR PERSONAL INFORMATION?
WHY?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
WHAT?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social Security number and account transactions

● Account balances and transaction history

● Wire transfer instructions

HOW?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Funds choose to share; and whether you can limit this sharing.

REASONS WE CAN SHARE YOUR PERSONAL INFORMATION	DO THE FUNDS SHARE:	CAN YOU LIMIT THIS SHARING?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We do not share.
For joint marketing with other financial companies	No	We do not share.
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We do not share.
For non-affiliates to market to you	No	We do not share.

54	www.vulcanvaluepartners.com

Intentionally Left Blank

The Funds are neither insured nor guaranteed by the U.S. Government, the FDIC, the Federal Reserve Board or any other governmental agency or insurer.

This material must be accompanied or preceded by a prospectus.

Managed Accounts are available only for institutional and private clients of Vulcan Value Partners, LLC, a federally registered investment advisor. Vulcan Value Partners Funds are distributed by ALPS Distributors, Inc. Separately Managed Accounts and related investment advisory services are provided by Vulcan Value Partners, LLC, a federally regulated investment advisor. ALPS Distributors, Inc. is not affiliated with Vulcan Value Partners, LLC.

(b) Not applicable.

Item 2. Code of Ethics.

(a)	The Registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the Registrant.

(b)	Not applicable.

(c)	During the period covered by this report, no amendments to the provisions of the code of ethics described in Item 2(a) above were made.

(d)	During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics described in Item 2(a) above were granted.

(e)	Not applicable.

(f)	The Registrant’s Code of Ethics is attached as an Exhibit to this report.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant has at least one Audit Committee Financial Expert serving on its audit committee. The Board of Trustees of the Registrant has designated Jeremy W. Deems as the Registrant’s “Audit Committee Financial Expert.” Mr. Deems is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees: For the Registrant’s fiscal years ended April 30, 2021 and April 30, 2020, the aggregate fees billed for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $377,040 and $395,180, respectively.

(b)	Audit-Related Fees: For the Registrant’s fiscal years ended April 30, 2021 and April 30, 2020, the aggregate fees billed for assurance and related services by the principal accountant that were reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 and $0, respectively.

(c)	Tax Fees: For the Registrant’s fiscal years ended April 30, 2021 and April 30, 2020, the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $95,310 and $98,965, respectively. The fiscal years 2021 and 2020 tax fees were for services for dividend calculation, excise tax preparation and tax return preparation.

(d)	All Other Fees: For the Registrant’s fiscal years ended April 30, 2021 and April 30, 2020, no fees were billed to Registrant by the principal accountant for products and services, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures: All services to be performed by the Registrant’s principal accountant must be pre-approved by the Registrant’s Audit Committee. The Chairman of the Audit Committee may pre-approve non-audit services to be performed by the Registrant’s principal accountant on an interim basis, subject to ratification by the Audit Committee at its next regularly scheduled meeting.

(e)(2)	No services described in paragraphs (b) through (d) of this Item were approved by the Registrant’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by the Registrant’s accountant to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant, were $95,310 in the fiscal year ended April 30, 2021 and were $118,322 in the fiscal year ended April 30, 2020. These fees consisted of non-audit fees billed to (i) the Registrant of $95,310 in the fiscal year ended April 30, 2021 and $98,965 in the fiscal year ended April 30, 2020 as described in response to paragraph (c) above and (ii) to ALPS Fund Services, Inc. (“AFS”), an entity under common control with ALPS Advisors, Inc., the Registrant’s investment adviser, of $0 in the fiscal year ended April 30, 2021 and $19,357 in the fiscal year ended April 30, 2020. The non-audit fees billed to AFS related to SSAE 16 services and other compliance-related matters.

(h)	The Registrant’s audit committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence. The Registrant’s audit committee determined that the provision of such non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the Registrant.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Reports to Stockholders filed under Item 1(a) of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K, or this Item.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)	There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 13. Exhibits.

(a)(1)	Registrant’s Code of Ethics for Principal Executive and Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, is incorporated by reference to Exhibit 12(a)(1) to the Registrant’s Certified Shareholder Report on Form N-CSR, File No. 811-8194, filed on January 9, 2017.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, are attached hereto as Exhibit 99.Cert.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	The certifications by the Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FINANCIAL INVESTORS TRUST

By:	/s/ Dawn Cotten
Dawn Cotten (Principal Executive Officer)
President

Date:	July 9, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

FINANCIAL INVESTORS TRUST

By:	/s/ Dawn Cotten
Dawn Cotten (Principal Executive Officer)
President

Date:	July 9, 2021

By:	/s/ Jennell Panella
Jennell Panella (Principal Financial Officer)
Treasurer

Date:	July 9, 2021